UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04878

SEI Institutional Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1.    Reports to Stockholders.

September 30, 2017

ANNUAL REPORT

SEI Institutional Managed Trust

Large Cap Fund
Large Cap Value Fund
Large Cap Growth Fund
Tax-Managed Large Cap Fund
S&P 500 Index Fund
Small Cap Fund
Small Cap Value Fund
Small Cap Growth Fund
Tax-Managed Small/Mid Cap Fund
Mid-Cap Fund
U.S. Managed Volatility Fund
Global Managed Volatility Fund
Tax-Managed Managed Volatility Fund
Tax-Managed International Managed Volatility Fund
Real Estate Fund
Enhanced Income Fund
Core Fixed Income Fund
U.S. Fixed Income Fund
High Yield Bond Fund
Conservative Income Fund
Tax-Free Conservative Income Fund
Real Return Fund
Dynamic Asset Allocation Fund
Multi-Strategy Alternative Fund
Multi-Asset Accumulation Fund
Multi-Asset Income Fund
Multi-Asset Inflation Managed Fund
Multi-Asset Capital Stability Fund
Long/Short Alternative Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2017 (Unaudited)

To Our Shareholders

Looking back, the expectations we shared for the Funds’ most recently completed fiscal year, from the start of October 2016 through the end of September 2017, largely came to pass. The pace of interest-rate increases by the Federal Reserve (“Fed”) followed the market’s more modest expectations rather than those projected by Federal Open Market Committee members. The European Central Bank’s (“ECB”) commitment to stimulus efforts entrenched euro weakness relative to the U.S. dollar for part of the period; the same can be said for the Bank of Japan (“BOJ”) and the yen. China continued to guide its currency lower, hitting a low near the end of the fiscal period. The global oil supply-demand imbalance persisted throughout the year; the Organization of Petroleum Exporting Countries’ (“OPEC”) agreement to curb production in January temporarily bolstered markets, but prices retraced due to record U.S. inventories and rising U.S. production before rebounding during the final quarter of the period.

Geopolitical events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror.

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping regional interests of extremist groups, nationalist fighters and state actors. Syrian government forces appeared to consolidate military gains in and around Aleppo, with assistance from Russia, while Iraqi forces, supported by U.S. military resources, made notable progress in reversing Islamic State gains. The U.S. military increased its air support during the period, targeting both Syrian government and extremist positions, while also raising the profile of its involvement in Afghanistan by targeting Islamic State strongholds.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which began to moderate in 2016, remained primarily attributable to oversupply. Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the period, as food shortages and a breakdown of the rule of law appeared to worsen, despite an eventual rebound in the price of oil. Brazil’s prospects also paled, then recovered partially, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders. The OPEC reached an agreement in late 2016 with the cooperation of non-OPEC producers to enact production cuts in pursuit of a balanced market.

It will be interesting to see the ultimate effects of the ensuing Syrian migrant crisis on the European Union (“EU”). Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote to leave the European Union prior to the reporting year. Prime Minister May triggered Article 50 during the fiscal period and began the formal withdrawal process.

Immigration-driven uncertainty took center stage in the months leading up to the U.S. presidential election, which Donald Trump ultimately won in November with a tough stance on immigration. President Trump’s early actions following his inauguration in January demonstrated a commitment to follow through on tighter U.S. immigration policy.

A raft of political surprises unfolded late in the fiscal period. The U.K. Conservative party relinquished its parliamentary majority and was forced to seek a partner to form a minority government. Emmanuel Macron’s early-May victory in the French presidential election amounted to a significant win for the establishment. In the U.S., a high-profile special prosecutor was appointed to investigate the possibility of collusion between Donald Trump’s presidential campaign and Russia. In Brazil, an ongoing top-level corruption scandal was blown wide open in mid-May as potential evidence emerged of a taped conversation featuring President Michel Temer approving a large hush-money bribe.

Toward the end of the fiscal year, political tensions weighed heavily on investor attitudes. President Trump stated that aggression from North Korea would be met with “fire and fury” while controversy over Trump’s response to violent clashes between protesters in Charlottesville, Virginia drove sentiment after the president dissolved two advisory councils. Setbacks in the Trump administration’s efforts to repeal and replace Obamacare sparked volatility, as investors assumed that tax and budget resolutions would have to wait until health care legislation was resolved.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2017 (Unaudited)

Economic performance

U.S. economic growth accelerated in the fourth quarter of 2016, slumped early in 2017, and then rebounded solidly in the second quarter as both consumer and government spending boosted the economy. The labor market remained historically strong throughout the year: the unemployment rate fell, finishing the period at 4.2%, while the labor-force participation rate ended at 63.1%, marginally higher than a year ago. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate in mid-December 2016, and again in both March and June 2017, representing two of three projected rate increases in 2017. The Fed also announced that it would start to reduce the size of its balance sheet and reverse some of the quantitative easing that has been so supportive of bond prices in recent years.

The ECB held its benchmark interest rate unchanged at a historic low through the fiscal period, while the Bank of England did the same with the hope of stimulating the U.K. economy following the Brexit vote. Quarterly growth in the eurozone expanded at its quickest pace since 2015, emphasizing the area’s notable economic performance at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 2.3% at the end of the second quarter of 2017, with France, Italy and Greece all beating expectations. The U.K. economy grew at 1.5% year-on-year through the second quarter of 2017, but slowed significantly toward the end of the fiscal period as a weakened pound dampened consumer spending to its lowest level in three years.

Japanese GDP grew 1.4% year-on-year at the end of the second quarter of 2017, while the BOJ maintained stimulus to try to rejuvenate the economy. Meanwhile, economic growth in China expanded by 6.9% year-on-year in the second quarter of 2017 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth targets.

Market developments

For the fiscal period ending September 30, 2017, geopolitical events dominated global equity markets. Market movements were driven by periods of risk-on and risk-off rallies. The early part of the fiscal period was marked by continued, but uninspiring, economic expansion and populist movements surprisingly sweeping political elections in the U.K. and the U.S. The second half saw a synchronized global economic recovery.

Investors positioned defensively into the U.S. presidential elections. Though candidate Trump presented a source of uncertainty to markets, promises of deregulation, corporate-tax reform and fiscally expansionary policies sparked a sharp rally in cyclical assets, and defensive assets that were bid up during prior years sold off. OPEC’s decision to curb output and the Fed’s rate hike also contributed to the sharp rally for traditional value sectors (financials, industrials and energy).

The turn of the calendar year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration after Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian election meddling plagued the new administration. There was a realization that the growth expected from promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. At the same time, assets such as defensive sectors and technology stocks that sold off during the reflation trade rallied during this period. The risk-on sentiment that pushed equities higher over the quarter was also visible in fixed income markets, with credit outperforming government bonds. U.S. Treasury yields rose across the curve with short-term yields rising more than long-term yields. Yields for 10-year government bonds began the fiscal period around 1.6% and ended around 2.3%, reflecting increased optimism around economic growth, but remained below their late-2016 peak.

Stocks rallied toward the end of the fiscal period amid signs of global economic synchronization, strong earnings and continued central-bank stimulus.

The U.K. stunned investors prior to the start of the fiscal year with the British vote to leave the EU and joined the list of frustrations for European equities that included Italian banks with oversized debt. The result was a lack of enthusiasm for stocks in the region despite continued stimulus from the ECB. European stocks experienced a small rally after the Brexit vote as investors looked past the results, and saw an even greater rally after Donald Trump’s surprising victory in the U.S. elections. President Trump’s promises of deregulation and fiscal stimulus, along with

2	SEI Institutional Managed Trust / Annual Report / September 30, 2017

the Fed’s three rate increases during the period, sparked a cyclical rally in European stocks, with banks leading the way. At the turn of the year, despite political volatility from French and Dutch elections and the possibility of further fragmentation in the EU, signs of economic recovery emerged in the region, and European equities rallied on the back of recovering economic growth and victories for pro-EU parties in elections nearer the end of the fiscal period.

Looking back on market performance for the full period, the MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, rose 18.65% in U.S. dollar terms. U.S. markets marginally lagged, as the S&P 500 Index returned 18.61%.

The U.S. equity market began the fiscal year with investors focused on the presidential election campaign. Value stocks in general and the financial sector, in particular, rose sharply after the election, while high-dividend-yield segments of the market, such as utilities and real-estate investment trusts (“REITs”), lagged as they were seen as less attractive in a rising interest-rate environment. One trend that reversed as the fiscal year progressed was the underperformance of growth stocks. Many growth managers outperformed value managers, as internet-commerce and information-technology stocks were market leaders for the final three quarters of the fiscal year, and information technology became the second best-performing sector (after financials) for the full fiscal year. The latter group’s rally in the final fiscal quarter provided a boost to growth stocks, propelling the Russell 1000® Growth Index to 21.94% for the period, while the Russell 1000® Value Index returned 15.12%.

Small-cap stocks outperformed as well. U.S. small caps (Russell 2000® Index) outpaced large caps (Russell 1000® Index), delivering 20.74% and 18.54%, respectively.

After hitting lows early in the fiscal period on the heels of deflationary fears caused by low commodity prices and Brexit-related concerns, rates began to rise. Economic growth exceeded expectations, and Trump’s victory sparked expectations of reflationary fiscal policy. The market began to price in a December 2016 Fed rate hike, causing Treasury yields to rise, particularly those at the front end of the yield curve. The Fed voted to increase the federal-funds rate target range to 1.00-1.25% after a third rate hike during the period in June 2017, and increased its projection for the pace of rate hikes in 2017 from two to three, citing strengthening labor-market conditions and firming inflation as the rationale.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) eased 0.29% lower during the period, as the energy and agriculture sectors dragged down the index, while the Bloomberg Barclays 1-10 Year US TIPS Index (“USD”) ebbed 0.14%.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, fell 1.26% in U.S. dollar terms during the reporting period, while the high-yield market was strong, with the BofA Merrill Lynch US High Yield Constrained Index delivering 9.05%.

U.S. investment-grade corporate debt was positive, as the Bloomberg Barclays Investment Grade US Corporate Index returned 2.21%. U.S. asset-backed and mortgage-backed securities were both marginally positive during the fiscal year, although both faced headwinds late in the period from rising interest-rate expectations.

Emerging-market debt delivered positive performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, gained 7.32% in U.S. dollar terms during the reporting period thanks to an impressive rally in the second half of the period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 4.61%.

Our view

Neither devastating hurricanes nor all-around political dysfunction have done much to halt the U.S. equity market’s rise. Even the game of nuclear chess being played between North Korea’s Kim Jong-un and President Donald Trump has failed to elicit much of a response. To be sure, all good things eventually come to an end. Yet when we consider valuations, the upward momentum of the U.S. economy and earnings, and the likely path of Fed policy and inflation, we still conclude that the U.S. equity bull market isn’t dead yet.

On the issue of valuations, there is no denying that U.S. equities are trading at elevated levels. But the exceedingly low level of prevailing interest rates is an important mitigating factor. There has been a strong inverse relationship

SEI Institutional Managed Trust / Annual Report / September 30, 2017	3

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2017 (Unaudited)

between bond yields and valuations over the past four decades, which we believe justifies structurally elevated valuations.

The overriding question among investors is a simple one: is a recession on the horizon? We are confident that the answer is “no.” Financial stress, a harbinger of recession, is virtually non-existent. Recent economic data also point to the continuation of slow-but-steady economic growth.

A large portion of the world appears to be growing at a slightly better-than-trend pace. The breadth of the improvement is particularly impressive; as of July 2017, 72% of the countries that make up the Organization for Economic Cooperation and Development’s (“OECD”) Composite Leading Indicator index have posted improvement over the past year—and 75% of countries in the index came in above 100. This means above-trend growth will likely continue in the months ahead on a global basis.

According to the OECD’s calculations, Brazil’s economic situation is improving at the fastest rate. The eurozone as a whole looks set to grow above trend, as does Japan. China’s momentum remains toward the upside, even though recent economic data suggest some deceleration. The U.S. economy, by contrast, is growing somewhat below trend. India also is signaling below-trend growth, but has begun to rebound. On balance, things are looking up in much of the world.

One of the big surprises of 2017 is the extensive weakness of the U.S. dollar, which has fallen by about 8% against a trade-weighted basket of foreign currencies since the end of last year. The U.S. dollar can appreciate and depreciate in long cycles. If the peak at the end of 2016 proves to be the top of the current cycle, the most recent upswing would be shorter in duration than previously experienced—but the magnitude of the trough-to-peak rise would be similar to that of the up-cycle that occurred from April 1995 to March 2002 (about 41%).

The drop in the greenback coincides with the improved global macroeconomic outlook. Economic growth of developed economies around the world is converging with that of the U.S. While U.S. monetary policy is further along the path toward tightening, other central banks have already begun to raise rates (“Canada”) or may do so soon (the “U.K.”). Even the ECB is expected to announce its first steps away from unconventional monetary stimulus by the end of this year.

Political considerations are coming into play as well. Participants in the currency markets have adopted a far more sanguine view regarding the political stability of the eurozone following a series of national elections this year that enhanced the position of parties favoring further European integration. While confidence in the eurozone has increased, international confidence in the U.S. has ebbed. The Trump administration’s decision to pull out of the Trans-Pacific Partnership and Paris climate accord was controversial in the U.S.; it was especially confounding to those outside the U.S., and raised questions of whether it is relinquishing its role as leader of the free world. Confidence in the existing international economic order was also hurt by the threat of additional U.S. trade discord with Canada, Mexico, South Korea and China. Trump was voted into office partially owing to his populist stance on trade; but we think a trade war could be as dangerous an economic blunder today as it was during the Great Depression.

We continue to expect a U.S. business-friendly tax package to be enacted and signed by the Trump administration before the end of the year. However, the absence of such legislation could further dampen investors’ expectations for U.S. economic growth—thereby causing a serious correction in the overall U.S. equity market, especially hurting economically sensitive small-company and value stocks.

As noted above, the upturn in global economic activity has spurred the world’s major central banks to reassess their policy stance. The danger is that they could make a policy mistake, either by acting too quickly or not fast enough. The BOE faces the greatest policy challenge, with an accelerating inflation rate at a time when its overall economic growth has been somewhat below that of the U.S. and eurozone. Although the BOE has signaled its intention to reverse the easing implemented in the aftermath of the Brexit vote, it is unclear whether the correct policy course calls for further tightening moves.

In the run-up to this October’s all-important National Congress of the Communist Party of China, the country’s economic policy has been geared toward growth. President Xi Jinping’s government has been focused on restraining rampant speculation in the property markets and curtailing growth of the shadow-banking system—with

4	SEI Institutional Managed Trust / Annual Report / September 30, 2017

mixed success. As soon as China’s economy begins to weaken and financial markets exhibit signs of stress, its economic planners tend to reengage the accelerator.

It may be time to step on the brake again following the National Congress and the likely strengthening of President Xi’s political power coming out of that meeting. The current inflation rate for Chinese manufacturing producer prices is near the peak levels recorded in 2004, 2008 and 2011. A cyclical slowdown in China’s economy would likely be bad news for commodity prices and other emerging economies. Since the overall consumer price index remains at less than a 2% rate, we expect the People’s Bank of China to try a gentle tap on the brake.

While we would not rule out a correction in asset values more notable than others that occurred in the past 18 months, our investment mantra of buying on the dip still holds.

Our equity strategies remain positioned for further cyclical improvement around the world. They generally have a smaller-company and value bias versus their benchmarks. We tend to favor momentum-oriented opportunities, and view equity markets outside the U.S. as more attractive than U.S. equity markets. Indeed, our caution toward equities is most pronounced in the U.S., where the outlook for earnings growth is more modest than elsewhere in the world.

On the fixed-income side, we expect yields will slowly move higher as global growth becomes more entrenched and central banks begin to remove the extraordinary stimulative measures of quantitative easing and zero (or negative) interest rates. Our underlying managers are generally short duration versus their benchmarks, favor credit-spread strategies and are positioned for a further narrowing of the yield curve, especially in the U.S.

On behalf of SEI Investments, I thank you for your continued confidence. We are working every day to maintain that confidence, and look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

SEI Institutional Managed Trust / Annual Report / September 30, 2017	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. During the year ended September 30, 2017, the Fund utilized the following sub-advisers: AQR Capital Management, LLC, BlackRock Investment Management, LLC, Brandywine Global Investment Management LLC, Coho Partners, Ltd., Fiera Capital Inc., Jackson Square Partners, LLC, LSV Asset Management, Parametric Portfolio Associates LLC, and Snow Capital Management, L.P.

III. Returns

For the year ended September 30, 2017, the Large Cap Fund, Class F, returned 17.88%. The Fund’s benchmark—the Russell 1000® Index—returned 18.54%.

IV. Performance Discussion

The U.S. equity market began the fiscal year with investors focused on the presidential election campaign. Although the controversial election process and its outcome left many feeling that the country was deeply divided, the equity market rallied on hopes of deregulation, infrastructure spending and a corporate tax cut. Value stocks in general and the financial sector, in particular, rose sharply after the election, as noted in the shareholder letter, while market participants gained conviction that the economy would stay on track and that the upward path of short-term interest rates would continue. High-dividend-yield segments of the market, such as utilities and real-estate investment trusts (“REITs”), lagged as they were seen as less attractive in a rising interest-rate environment. Initially, information-technology and internet-commerce stocks declined after the election when investors quickly shifted preference toward industries that may be bigger beneficiaries of deregulation and infrastructure spending. Although many of the trends that began with the election continued, one trend that reversed as the fiscal year progressed was the underperformance of growth stocks. Many growth managers outperformed value managers, as internet-commerce and information-technology stocks were market leaders for the final three quarters of the fiscal year, and information technology became the second best-performing sector (after financials) for the full fiscal year.

Stock selection within the energy and financials sectors contributed to benchmark-relative returns. An underweight to REITs was also beneficial as short-term interest rates rose and demand declined for REITs as income-producing securities. Security selection within the consumer-discretionary sector, and the media industry, in particular, detracted. A tilt toward value stocks detracted as growth stocks led the market advance.

From a manager perspective, stability-oriented manager Coho lagged in the rising market as the excitement around more volatile stocks caused stable stocks to be largely ignored by investors for much of the year. Coho’s underweight to the information-technology sector caused it to miss some of the opportunity provided by the rising market. Coho’s stock selection within the consumer-discretionary sector also detracted. Snow, our concentrated deep-value manager, outperformed due to its exposure to banks within the financials sector. Snow also benefited by avoiding the telecommunication-services sector and REITs as those areas both lagged in the rising market. Brandywine, another fundamental deep-value manager, also benefited from exposure to banks within the financials sector. Brandywine’s stock selection within the information-technology sector contributed to performance. Brandywine also benefited by avoiding the consumer-staples sector and REITs, as those areas lagged in the rising market. LSV’s slight pro-cyclical tilt was beneficial. Stock selection within the industrials sector and exposure to the aerospace and defense industry, in particular, contributed positively to LSV’s return. SIMC’s factor-based strategy benefited from an underweight to the energy sector, but its value tilt was a headwind and its decision to hold cash detracted from positive equity performance. AQR’s stock selection within the industrial sector contributed to performance. AQR also benefited from underweights to the energy sector and REITs. Jackson Square’s stock selection within the information-technology and consumer-discretionary sectors detracted from performance. Blackrock’s performance benefited from its growth exposure, but stock selection within the industrials sector detracted.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2017

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Large Cap Fund, Class F‡	17.88%	8.46%	12.77%	12.26%

Large Cap Fund, Class Y	18.16%	8.71%	12.93%	12.35%

Russell 1000® Index	18.54%	10.63%	14.27%	13.89%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Large Cap Value Fund

I. Objective

The Large Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the year ended September 30, 2017: AQR Capital Management, LLC, Brandywine Global Investment Management, LLC, Coho Partners, Ltd., LSV Asset Management, Parametric Portfolio Associates LLC, and Snow Capital Management, LP. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Large Cap Value Fund, Class F, returned 18.13%. The Fund’s benchmark—the Russell 1000® Value Index—returned 15.12%.

IV. Performance Discussion

The U.S. equity market began the fiscal year with investors focused on the presidential election campaign. Although the controversial election process and its outcome left many feeling that the country was deeply divided, the equity market rallied on hopes of deregulation, infrastructure spending and a corporate tax cut. Value stocks in general and the financial sector, in particular, rose sharply after the election, as noted in the shareholder letter, while market participants gained conviction that the economy would stay on track and that the upward path of short-term interest rates would continue. High-dividend-yield segments of the market, such as utilities and real-estate investment trusts (“REITs”), lagged as they were seen as less attractive in a rising interest-rate environment. Initially, information-technology and internet-commerce stocks declined after the election when investors quickly shifted preference toward industries that may be bigger beneficiaries of deregulation and infrastructure spending. Although many of the trends that began with the election continued, one trend that reversed as the fiscal year progressed was the underperformance of growth stocks. Internet-commerce and information-technology stocks turned out to be market leaders for the final three quarters of the fiscal year, and information technology became the second best-performing sector (after financials) for the full fiscal year.

Stock selection within the information-technology and financials sectors contributed significantly to outperformance. However, stock selection within the telecommunication-services sector detracted. An underweight to the energy sector was beneficial to benchmark-relative returns, as was an underweight to REITs, as market demand for income-producing securities declined with the rise in short-term interest rates.

From a manager perspective, stability-oriented manager Coho performed in-line with the benchmark. Its underweight to the financials sector detracted, but its security selection within the energy and information-technology sectors was favorable. Snow, our concentrated deep-value manager, produced favorable stock selection within the financials sector but its stock selection within the energy sector detracted. Brandywine, another fundamental deep-value manager, outperformed due to strong stock selection within the information-technology sector. SIMC’s factor-based allocation benefited from underweighting the energy sector and by emphasizing the refiners within the sector. AQR achieved modest gains from favorable stock selection within the healthcare sector. LSV provided favorable stock selection in multiple sectors, particularly energy and industrials.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Large Cap Value Fund, Class F‡	18.13%	6.89%	12.33%	5.00%	9.01%

Large Cap Value Fund, Class I	17.84%	6.66%	12.09%	4.76%	8.72%

Large Cap Value Fund, Class Y	18.37%	7.04%	12.43%	5.04%	9.03%

Russell 1000® Value Index	15.12%	8.53%	13.20%	5.92%	9.96%

8	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class F, Class I, and Class Y, versus the Russell 1000® Index

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 10/3/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. Class Y Shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Large Cap Growth Fund

I. Objective

The Large Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the year ended September 30, 2017: BlackRock Investment Managers, LLC, Fiera Capital Inc., Jackson Square Partners, LLC, and Parametric Portfolio Associates LLC.

During the period, Fiera Capital Inc. was added to the Fund.

III. Returns

For the year ended September 30, 2017, the Large Cap Growth Fund, Class F, returned 16.89%. The Fund’s benchmark—the Russell 1000® Growth Index—returned 21.94%.

IV. Performance Discussion

The U.S. equity market began the fiscal year with investors focused on the presidential election campaign. Although the controversial election process and its outcome left many feeling that the country was deeply divided, the equity market rallied on hopes of deregulation, infrastructure spending and a corporate tax cut. Value stocks in general and the financial sector, in particular, rose sharply after the election, as noted in the shareholder letter, while market participants gained conviction that the economy would stay on track and that the upward path of short-term interest rates would continue. High-dividend-yield segments of the market, such as utilities and real-estate investment trusts (“REITs”), lagged as they were seen as less attractive in a rising interest-rate environment. Initially, information-technology and internet-commerce stocks declined after the election when investors quickly shifted preference toward industries that may be bigger beneficiaries of deregulation and infrastructure spending. Although many of the trends that began with the election continued, one trend that reversed as the fiscal year progressed was the underperformance of growth stocks. Internet-commerce and information-technology stocks turned out to be market leaders for the final three quarters of the fiscal year, and information technology became the second best-performing sector (after financials) for the full fiscal year.

The Fund’s performance was held back by an underweight to, and poor stock selection within, the industrials sector. Additionally, the Fund’s stock picks within the technology and consumer-discretionary sectors did not keep up with the benchmark holdings in those sectors. However, the Fund benefited from an underweight to the consumer-staples sector, which failed to keep up in the rising market.

From a manager perspective, Jackson Square Partners, our concentrated-growth manager, lagged due to stock selection within the consumer-discretionary sector. Additionally, Jackson Square’s underweight to the industrials sector detracted from benchmark-relative performance. SIMC’s factor-based allocation benefited from overweighting the airlines industry within the industrials sector. Blackrock’s stock selection within the industrials sector detracted, while stock selection within the consumer-discretionary sector benefited Fund performance.

10	SEI Institutional Managed Trust / Annual Report / September 30, 2017

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Large Cap Growth Fund, Class F‡	16.89%	9.70%	12.44%	7.07%	8.22%

Large Cap Growth Fund, Class I	16.63%	9.46%	12.20%	6.83%	7.91%

Large Cap Growth Fund, Class Y	17.17%	9.88%	12.55%	7.12%	8.24%

Russell 1000® Growth Index	21.94%	12.69%	15.26%	9.08%	9.44%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class F, Class I, and Class Y, versus the Russell 1000® Index

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15 Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Tax-Managed Large Cap Fund

I. Objective

The Tax-Managed Large Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the year ended September 30, 2017: AQR Capital Management, LLC, BlackRock Investment Management LLC, Brandywine Global Investment Management LLC, Coho Partners, Ltd., Fiera Capital Inc., Jackson Square Partners, LLC, LSV Asset Management, Parametric Portfolio Associates LLC, and Snow Capital Management, LP.

During the period, Fiera Capital Inc. was added to the Fund.

III. Returns

For the year ended September 30, 2017, the Tax-Managed Large Cap Fund, Class F, returned 17.19%. The Fund’s benchmark — the Russell 1000® Index — returned 18.54%.

IV. Performance Discussion

The U.S. equity market began the fiscal year with investors focused on the presidential election campaign. Although the controversial election process and its outcome left many feeling that the country was deeply divided, the equity market rallied on hopes of deregulation, infrastructure spending and a corporate tax cut. Value stocks in general and the financial sector, in particular, rose sharply after the election, as noted in the shareholder letter, while market participants gained conviction that the economy would stay on track and that the upward path of short-term interest rates would continue. High-dividend-yield segments of the market, such as utilities and real-estate investment trusts (“REITs”), lagged as they were seen as less attractive in a rising interest-rate environment. Initially, information-technology and internet-commerce stocks declined after the election when investors quickly shifted preference toward industries that may be bigger beneficiaries of deregulation and infrastructure spending. Although many of the trends that began with the election continued, one trend that reversed as the fiscal year progressed was the underperformance of growth stocks. Many growth managers outperformed value managers, as internet-commerce and information-technology stocks were market leaders for the final three quarters of the fiscal year, and information technology became the second best-performing sector (after financials) for the full fiscal year.

Cash in the portfolio created a headwind against positive equity market performance. Stock selection within the energy and financials sectors contributed to benchmark-relative returns. An underweight to REITs was also beneficial as short-term interest rates rose and demand declined for REITs as income-producing securities. Security selection within the consumer-discretionary sector, and the media industry, in particular, detracted. A tilt toward value stocks detracted as growth stocks led the market advance.

From a manager perspective, stability-oriented manager Coho lagged in the rising market as the excitement around more volatile stocks caused stable stocks to be largely ignored by investors for much of the year. Coho’s underweight to the information-technology sector caused it to miss some of the opportunity provided by the rising market. Coho’s stock selection within the consumer-discretionary sector also detracted. Snow, our concentrated deep-value manager, outperformed due to its exposure to banks within the financials sector. Snow also benefited by avoiding the telecommunication-services sector and REITs as those areas both lagged in the rising market. Brandywine, another fundamental deep-value manager, also benefited from exposure to banks within the financials sector. Brandywine’s stock selection within the information-technology sector contributed to performance. Brandywine also benefited by avoiding the consumer-staples sector and REITs, as those areas lagged in the rising market. LSV’s slight pro-cyclical tilt was beneficial. Stock selection within the industrials sector and exposure to the aerospace and defense industry, in particular, contributed to LSV’s return. SIMC’s factor-based strategy benefited from an underweight to the energy sector, but its value tilt was a headwind and its decision to hold cash detracted from positive equity performance. AQR’s stock selection within the industrial sector contributed to performance. AQR also benefited from underweights to the energy sector and REITs. Jackson Square’s stock selection within the information-technology and consumer-discretionary sectors detracted from performance. Blackrock’s performance benefited from its growth

12	SEI Institutional Managed Trust / Annual Report / September 30, 2017

exposure, but stock selection within the industrials sector detracted.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Tax-Managed Large Cap Fund, Class F‡	17.19%	7.92%	12.61%	6.10%	5.53%

Tax-Managed Large Cap Fund, Class Y	17.52%	8.17%	12.77%	6.18%	5.57%

Russell 1000® Index	18.54%	10.63%	14.27%	7.55%	6.86%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 3/5/98. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Investment Approach

During the year ended September 30, 2017, the Fund used a single sub-adviser, SSgA Funds Management, Inc., (“SSgA”), under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the S&P 500 Index Fund, Class F, returned 18.12%. The Fund’s benchmark—the S&P 500 Index—returned 18.61%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the S&P 500 Index.

The U.S. equity market began the fiscal year with investors focused on the presidential election campaign. Although the controversial election process and its outcome left many feeling that the country was deeply divided, the equity market rallied on hopes of deregulation, infrastructure spending and a corporate tax cut. Value stocks in general and the financial sector, in particular, rose sharply after the election, as noted in the shareholder letter, while market participants gained conviction that the economy would stay on track and that the upward path of short-term interest rates would continue. High-dividend-yield segments of the market, such as utilities and real-estate investment trusts (“REITs”), lagged as they were seen as less attractive in a rising interest-rate environment. Initially, information-technology and internet-commerce stocks declined after the election when investors quickly shifted preference toward industries that may be bigger beneficiaries of deregulation and infrastructure spending. Although many of the trends that began with the election continued, one trend that reversed as the fiscal year progressed was the underperformance of growth stocks. Internet-commerce and information-technology stocks turned out to be market leaders for the final three quarters of the fiscal year, and information technology became the second best-performing sector (after financials) for the full fiscal year.

Derivatives were used for the purposes of equitizing cash flows and hedging back to the Fund’s passive mandate. There was a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

S&P 500 Index Fund, Class E	18.32%	10.57%	13.97%	7.21%	10.55%

S&P 500 Index Fund, Class F‡	18.12%	10.37%	13.76%	7.02%	8.12%

S&P 500 Index Fund, Class I	17.87%	10.12%	13.51%	6.79%	7.83%

S&P 500 Index Fund, Class Y	18.31%	10.56%	13.96%	7.21%	10.55%

S&P 500 Index	18.61%	10.81%	14.22%	7.44%	8.56%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class F, Class I and Class Y, versus the S&P 500 Index

14	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Comparison of Change in the Value of a $5,000,000 Investment in the S&P 500 Index Fund, Class E, versus the S&P 500 Index

¹	For the year ended 9/30/17. Past performance is not an indication of future performance. Class F shares were offered beginning 2/28/96. Class E shares were offered beginning 7/31/85. Class I shares were offered beginning 6/28/02. Class Y shares were offered beginning 10/30/15. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. The performance of Class I shares prior to 6/28/02 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Effective 7/31/97, the Board of Trustees approved the renaming of Class F and Class E shares to Class E and Class F shares, respectively. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the year ended September 30, 2017: AllianceBernstein, L.P., AQR Capital Management, LLC, EAM Investors, LLC, Falcon Point Capital, LLC, Mesirow Financial Equity Management, Parametric Portfolio Associates LLC, Rice Hall James & Associates, LLC, Robeco Investment Management, Inc., and Snow Capital Management, LP.

During the period, Alliance Bernstein, L.P. was removed from the Fund, while Rice Hall James & Associates, LLC was added.

III. Returns

For the year ended September 30, 2017, the Small Cap Fund, Class F, returned 14.29%. The Fund’s benchmark—the Russell 2000® Index—returned 20.74%.

IV. Performance Discussion

The U.S. equity market began the fiscal year with investors focused on the presidential election. The Trump victory was followed closely by a sharp market rally on expectations for deregulation, infrastructure spending and a corporate-tax cut, as noted in the shareholder letter. Value stocks in general and the financial sector, in particular, rose significantly after the election as market participants gained conviction that the economy would stay on track and that the upward path of short-term interest rates would continue.

High-dividend-yield segments of the market, such as utilities and real-estate investment trusts, lagged as they were seen as less attractive in a rising interest-rate environment. Initially, information-technology and internet-commerce stocks declined after the election when investors quickly shifted preference toward industries that may be bigger beneficiaries of deregulation and infrastructure spending. Domestically-focused, smaller-cap companies were seen as poised to benefit from a lower corporate-tax rate as well since their effective tax rates are typically higher than larger, more internationally-exposed companies.

Although many of the trends that began with the election continued into the new year, one trend that reversed as the fiscal year progressed was the underperformance of growth stocks. The “Trump trade” unwound and healthcare (largely driven by the biotechnology sector) and information-technology stocks turned out to be market leaders for the middle two quarters of the fiscal year. Financials, industrials and materials, however, remained the best-performing sectors for the overall fiscal year because of the risk-on, cyclical trade in November, aided by a slight resurgence of a similar trade in September when hopes for corporate-tax reform were briefly renewed.

These sectors were ultimately the market leaders because of strong bookended performance during the fiscal year. More traditionally growth-oriented sectors led the pack in the first and second quarters of 2017. Energy was the only sector that saw a negative return for the year, as U.S. shale refiners stepped up production and supply cuts by the Organization of Petroleum Exporting Countries failed to effectively stem the glut for a time. Oil prices suffered during the summer months and only began to recover toward the end of the fiscal period.

The Fund underperformed the benchmark for the fiscal year. Our managers were able to capitalize on outperformance by the information-technology sector and strong security selection made the sector a leading contributor to excess performance. An underweight to the real-estate sector was also a boon to performance. The largest detractors were the consumer-discretionary, energy and healthcare sectors—their effect outweighed the contribution from information technology and real estate. This was largely attributable to poor stock selection in each sector, although a slight overweight to energy among our value managers compounded this.

For the most part, our managers followed the style trends and our growth managers were able to ride tailwinds during the last three quarters of the year. Rice Hall James, EAM and Mesirow were the Fund’s top-contributing managers during the period. Rice Hall James was able to capture healthcare’s outperformance through selection, and EAM succeeded in healthcare and information technology as momentum gained strength in those sectors. Falcon Point was plagued by poor selection throughout the year and was our worst-performing manager. Robeco and AQR struggled with value-style headwinds and also detracted. Robeco

16	SEI Institutional Managed Trust / Annual Report / September 30, 2017

suffered especially hard from an overweight to the energy sector.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Small Cap Fund, Class F‡	14.29%	7.10%	11.17%	10.98%

Small Cap Fund, Class Y	14.51%	7.34%	11.32%	11.07%

Russell 2000® Index	20.74%	12.18%	13.79%	13.48%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class F and Class Y, versus the Russell 2000® Index

¹	For the year ended 9/30/17. Past performance is not an indication of future performance. Class F shares were offered beginning 6/14/96. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Small Cap Value Fund

I. Objective

The Small Cap Value Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the year ended September 30, 2017: AQR Capital Management, LLC, Boston Partners Global Investor’s, Inc., Cardinal Capital Management LLC, LSV Asset Management, Mesirow Financial Equity Management, Parametric Portfolio Associates LLC, and Snow Capital Management, LP. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Small Cap Value Fund, Class F, returned 15.61%. The Fund’s benchmark—the Russell 2000® Value Index—returned 20.55%.

IV. Performance Discussion

The U.S. equity market began the fiscal year with investors focused on the presidential election. The Trump victory was followed closely by a sharp market rally on expectations for deregulation, infrastructure spending and a corporate-tax cut, as noted in the shareholder letter. Value stocks in general and the financial sector, in particular, rose significantly after the election as market participants gained conviction that the economy would stay on track and that the upward path of short-term interest rates would continue.

High-dividend-yield segments of the market, such as utilities and real-estate investment trusts, lagged as they were seen as less attractive in a rising interest-rate environment. Initially, information-technology and internet-commerce stocks declined after the election when investors quickly shifted preference toward industries that may be bigger beneficiaries of deregulation and infrastructure spending. Domestically-focused, smaller-cap companies were seen as poised to benefit from a lower corporate-tax rate as well since their effective tax rates are typically higher than larger, more internationally-exposed companies.

Although many of the trends that began with the election continued into the new year, one trend that reversed as the fiscal year progressed was the underperformance of growth stocks. The “Trump trade” unwound and healthcare (largely driven by the biotechnology sector) and information-technology stocks turned out to be market leaders for the middle two quarters of the fiscal year. Financials, industrials and materials, however, remained the best-performing sectors for the overall fiscal year because of the risk-on, cyclical trade in November, aided by a slight resurgence of a similar trade in September when hopes for corporate-tax reform were briefly renewed.

These sectors were ultimately the market leaders because of strong bookended performance during the fiscal year. More traditionally growth-oriented sectors led the pack in the first and second quarters of 2017. Energy was the only sector that saw a negative return for the year, as U.S. shale refiners stepped up production and supply cuts by the Organization of Petroleum Exporting Countries failed to effectively stem the glut for a time. Oil prices suffered during the summer months and only began to recover toward the end of the fiscal period.

The Fund underperformed mostly due to stock selection within energy and healthcare. A slight overweight to energy and a larger underweight to financials compounded this detraction. Strong security selection within telecommunications and materials contributed to return, but not by enough to defray the negative effects.

For the most part, our deeper-value managers suffered more from style headwinds for the last three quarters of the fiscal year. Robeco and Snow were the largest detractors from performance as a result of overexposure to energy and poor selection within healthcare. The SIMC factor-based strategy contributed the most to return, thanks to an underweight in real estate and stock selection within financials. Cardinal and Mesirow contributed as well, and LSV was relatively flat to the benchmark.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Value Fund, Class F‡	15.61%	8.59%	11.50%	6.00%	10.15%

Small Cap Value Fund, Class I	15.37%	8.34%	11.25%	5.76%	9.83%

Small Cap Value Fund, Class Y	15.94%	8.78%	11.61%	6.06%	10.17%

Russell 2000® Value Index	20.55%	12.12%	13.27%	7.14%	10.94%

18	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class F, Class I, and Class Y, versus the Russell 2000® Index

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 2/11/02. Class I shares performance for the period prior to 2/11/02 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Small Cap Growth Fund

I. Objective

The Small Cap Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the year ended September 30, 2017: AllianceBernstein, L.P., ArrowMark Partners (formerly Arrowpoint Asset Management, LLC), Axiom International Investors LLC, EAM Investors LLC, Falcon Point Capital, LLC, and Parametric Portfolio Associates LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Small Cap Growth Fund, Class F, returned 19.27%. The Fund’s benchmark—the Russell 2000® Growth Index—returned 20.98%.

IV. Performance Discussion

The U.S. equity market began the fiscal year with investors focused on the presidential election. The Trump victory was followed closely by a sharp market rally on expectations for deregulation, infrastructure spending and a corporate-tax cut, as noted in the shareholder letter. Value stocks in general and the financial sector, in particular, rose significantly after the election as market participants gained conviction that the economy would stay on track and that the upward path of short-term interest rates would continue.

High-dividend-yield segments of the market, such as utilities and real-estate investment trusts, lagged as they were seen as less attractive in a rising interest-rate environment. Initially, information-technology and internet-commerce stocks declined after the election when investors quickly shifted preference toward industries that may be bigger beneficiaries of deregulation and infrastructure spending. Domestically-focused, smaller-cap companies were seen as poised to benefit from a lower corporate-tax rate as well since their effective tax rates are typically higher than larger, more internationally-exposed companies.

Although many of the trends that began with the election continued into the new year, one trend that reversed as the fiscal year progressed was the underperformance of growth stocks. The “Trump trade” unwound and healthcare (largely driven by the biotechnology sector) and information-technology stocks turned out to be market leaders for the middle two quarters of the fiscal year. Financials, industrials and materials, however, remained the best-performing sectors for the overall fiscal year because of the risk-on, cyclical trade in November, aided by a slight resurgence of a similar trade in September when hopes for corporate-tax reform were briefly renewed.

These sectors were ultimately the market leaders because of strong bookended performance during the fiscal year. More traditionally growth-oriented sectors led the pack in the first and second quarters of 2017. Energy was the only sector that saw a negative return for the year, as U.S. shale refiners stepped up production and supply cuts by the Organization of Petroleum Exporting Countries failed to effectively stem the glut for a time. Oil prices suffered during the summer months and only began to recover toward the end of the fiscal period.

The Fund underperformed the benchmark during the fiscal year. Poor security selection within consumer discretionary—particularly media and retail—detracted; strong stock selection within information technology and healthcare benefited Fund performance, though not by enough to outweigh the detractors.

All managers except Falcon Point outperformed the benchmark. AllianceBernstein was the leading contributor to performance, followed closely by ArrowMark. AllianceBernstein had strong stock selection in information technology and consumer staples, while ArrowMark was overweight in industrials and had strong selection within information technology. Falcon Point struggled with stock selection throughout the period, unable to capitalize on the style tailwinds. SIMC also lagged and was unable to capitalize on its factor-based strategy.

20	SEI Institutional Managed Trust / Annual Report / September 30, 2017

AVERAGE ANNUAL TOTAL RETURN[1]

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date

Small Cap Growth Fund, Class F‡	19.27%	9.87%	13.23%	5.59%	9.28%

Small Cap Growth Fund, Class I	18.97%	9.60%	12.95%	5.32%	8.96%

Small Cap Growth Fund, Class Y	19.57%	10.05%	13.35%	5.64%	9.30%

Russell 2000® Growth Index	20.98%	12.17%	14.28%	8.47%	8.02%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class F, Class I, and Class Y, versus the Russell 2000® Growth Index.

¹	For the year ended 9/30/17. Past performance is not an indication of future performance. Class F shares were offered beginning 4/20/92 and Class I shares were offered beginning 8/6/01. Class I shares performance for the period prior to 8/6/01 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 10/30/15. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Tax-Managed Small/Mid Cap Fund

I. Objective

The Tax-Managed Small/Mid Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the year ended September 30, 2017: AllianceBernstein, L.P., AQR Capital Management, LLC, Cardinal Capital Management LLC, CastleArk Management, LLC, Mesirow Financial Investment Management, Inc., Parametric Portfolio Associates LLC and Snow Capital Management LP. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Tax-Managed Small/ Mid Cap Fund, Class F, returned 16.91%. The Fund’s benchmark — the Russell 2500® Index — returned 17.79%.

IV. Performance Discussion

The U.S. equity market began the fiscal year with investors focused on the 2016 presidential election. The Trump victory was followed by a sharp market rally on expectations for deregulation, infrastructure spending and a corporate-tax cut, as noted in the shareholder letter. Value stocks in general and the financial sector, in particular, rose significantly after the election as market participants gained conviction that the economy would stay on track and that the upward path of short-term interest rates would continue.

High-dividend-yield and bond-proxy segments of the market like utilities and real-estate investment trusts (“REITs”) lagged, as they were seen as less attractive in a rising interest-rate environment. Initially, information-technology and internet-commerce stocks declined after the election when investors shifted preference toward industries that may have been greater beneficiaries of deregulation and infrastructure spending. Domestically focused, smaller-cap companies were seen as poised to benefit from a lower corporate-tax rate as well, since their effective tax rates are typically higher than larger companies with more international exposure.

Although many of the trends that began with the election continued, one trend that reversed as the fiscal year progressed was the underperformance of growth stocks. The “Trump trade” unwound and health care, largely driven by the biotechnology sector, and information-technology stocks turned out to be market leaders for the last three quarters of the fiscal year.

Technology, financials and industrials were the best-performing sectors for the fiscal year overall. Energy was negative over the fiscal year, as U.S. shale refiners stepped up production and Organization of Petroleum Exporting Country supply cuts failed to effectively stem the glut for a time. Oil prices suffered especially hard during the summer months and only began to recover toward the end of the fiscal period.

The Fund underperformed the benchmark during the fiscal period. The largest detracting sector was healthcare, with poor selection overall and an underweight to biotechnology stocks. A slight overweight in energy also detracted. The headwinds were slightly mitigated by a beneficial underweight to real estate and strong selection in information technology. Selection within the financial sector also contributed.

Stylistically, manager performance was mixed. AQR was the leading detractor from performance due to poor selection in information technology. CastleArk also detracted due to poor selection in healthcare. AllianceBerstein contributed to performance thanks to selection within, and an overweight to, information-technology stocks. Security selection within software was a benefit. The SIMC factor-based strategy followed, boosted by a slight underweight to, and strong security selection within, real estate. The strategy also had positive selection in energy and consumer staples.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Tax-Managed Small/Mid Cap Fund, Class F‡	16.91%	8.48%	12.39%	6.18%	6.99%

Tax-Managed Small/Mid Cap Fund, Class Y	17.14%	8.69%	12.52%	6.25%	7.02%

Russell 2500® Index	17.79%	10.60%	13.86%	8.19%	8.77%

22	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small/Mid Cap Fund, Class F and Class Y, versus the Russell 2500® Index

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 10/31/00. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Mid-Cap Fund

I. Objective

The Mid-Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund used a single sub-adviser, Quantitative Management Associates LLC (“QMA”) under the general supervision of SEI Investments Management Corporation (“SIMC”) during the year ended September 30, 2017. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Mid-Cap Fund, Class F, returned 17.52%. The Fund’s benchmark — the Russell Midcap® Index — returned 15.32%.

IV. Performance Discussion

The U.S. equity market began the fiscal year with investors focused on the 2016 presidential election. The Trump victory was followed by a sharp market rally on expectations for deregulation, infrastructure spending and a corporate-tax cut, as noted in the shareholder letter. Value stocks in general and the financial sector, in particular, rose significantly after the election as market participants gained conviction that the economy would stay on track and that the upward path of short-term interest rates would continue.

High-dividend-yield and bond-proxy segments of the market like utilities and real-estate investment trusts (“REITs”) lagged, as they were seen as less attractive in a rising interest-rate environment. Initially, information-technology and internet-commerce stocks declined after the election when investors shifted preference toward industries that may have been greater beneficiaries of deregulation and infrastructure spending. Domestically focused, smaller-cap companies were seen as poised to benefit from a lower corporate-tax rate as well, since their effective tax rates are typically higher than larger companies with more international exposure.

Although many of the trends that began with the election continued, one trend that reversed as the fiscal year progressed was the underperformance of growth stocks. The “Trump trade” unwound and health care, largely driven by the biotechnology sector, and information-technology stocks turned out to be market leaders for the last three quarters of the fiscal year.

Technology, financials and industrials were the best-performing sectors for the fiscal year overall. Energy was negative over the fiscal year, as U.S. shale refiners stepped up production and Organization of Petroleum Exporting Country supply cuts failed to effectively stem the glut for a time. Oil prices suffered especially hard during the summer months before partially recovering.

The Fund outperformed its benchmark during the fiscal year. Performance for QMA, the Fund’s only sub-adviser, came mostly from stock selection within the industrial sector—specifically in aerospace & defense and airlines. QMA also benefited from a large underweight in real estate, along with security selection among REITs. The only sector that detracted from the manager’s excess performance was utilities, mostly due to selection.

AVERAGE ANNUAL TOTAL RETURN[1]

		Annualized	Annualized	Annualized	Annualized
	1 Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date

Mid-Cap Fund, Class F‡	17.52%	10.52%	14.87%	7.11%	10.25%

Mid-Cap Fund, Class I	17.32%	10.28%	14.61%	6.87%	9.95%

Mid-Cap Fund, Class Y	17.84%	10.70%	14.98%	7.17%	10.27%

Russell Midcap® Index	15.32%	9.54%	14.26%	8.08%	11.14%

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class F, Class I, and Class Y, versus the Russell Midcap® Index

¹	For the year ended 09/30/17. Past performance is not indication of future performance. Class F shares were offered beginning 2/16/93 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I Shares. Class Y shares were offered beginning 10/30/15. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

24	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers during the year ended September 30, 2017: AJO, LLC, Analytic Investors, LLC, and LSV Asset Management. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the U.S. Managed Volatility Fund, Class F, returned 11.85%. The Fund’s benchmark—the Russell 3000® Index—returned 18.71%.

IV. Performance Discussion

For the year ended September 30, 2017, the Fund delivered strong absolute returns in what was generally a good environment for equity investing. Supportive macroeconomic data, strong corporate earnings, investor optimism, “Trumpflation” and interest-rate hikes all contributed to the equity-market rally, as noted in the shareholder letter. Given such market dynamics, cyclical sectors, namely financials, industrials, information technology and materials outperformed their more defensive peers, such as consumer staples, telecommunications, utilities and healthcare. The latter category was particularly vulnerable to the Federal Reserve’s interest-rate hikes and higher bond yields.

Generally, the Fund is likely to underperform in a steeply-rising market environment but seeks to mitigate losses in a falling market environment by targeting a lower volatility compared to the broad market. In times of stress, the Fund’s relatively lower volatility and defensiveness compare to the market have historically translated into better relative performance for the Fund. Hence, as compared to the broad market, the Fund faced strong headwinds, as high-risk equities rallied in the face of an improving economy. Rising long-term government bond yields created further difficulties for classic defensives, while at the same time propelling volatile financials. The focus on low-risk names and defensive sectors almost entirely explained the Fund’s relative performance for the fiscal period. From a sector standpoint, an underweight to cheap and volatile sectors, like materials and financials, at the expense of expensive low-beta sectors, such as consumer staples, was a key detractor over the period. On the positive side, the Fund’s preference for value, even within the low-volatility space, mitigated some of the negatives of targeting low risk.

All three managers underperformed due to their strategic focus on risk reduction. AJO was more resilient as its overweight to low-beta names was less prominent than those of Analytic and LSV, which target much lower volatility segments of the market. This was a key performance differential as the lowest volatility segments of the market performed the worst.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

U.S. Managed Volatility Fund, Class F‡	11.85%	9.44%	12.99%	7.81%	9.00%

U.S. Managed Volatility Fund, Class I	11.58%	9.20%	12.72%	7.55%	8.69%

U.S. Managed Volatility Fund, Class Y	12.13%	9.68%	13.14%	7.88%	9.06%

Russell 3000® Index	18.71%	10.74%	14.23%	7.57%	8.89%

SEI Institutional Managed Trust / Annual Report / September 30, 2017	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

U.S. Managed Volatility Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class F, Class I, and Class Y, versus the Russell 3000® Index

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 10/28/04 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

26	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad global equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers during the year ended September 30, 2017: Acadian Asset Management LLC and Analytic Investors, LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Global Managed Volatility Fund, Class F, returned 11.16%. The Fund’s benchmark—the MSCI World Index—returned 18.17%.

IV. Performance Discussion

For the year ended September 30, 2017, the Fund delivered strong absolute returns in what was generally a good environment for equity investing. Supportive macroeconomic data, strong corporate earnings, investor optimism, “Trumpflation” and interest rate hikes, all contributed to the equity-market rally, as noted in the shareholder letter. Given such market dynamics, cyclical sectors—namely financials, industrials, information technology and materials—outperformed their more defensive peers, such as consumer staples, telecommunications, utilities and healthcare. The latter category was particularly vulnerable to the Federal Reserve’s interest-rate hikes and higher bond yields.

Over the long term, the Fund is expected to achieve a return similar to that of the MSCI World Index, but with a lower level of volatility. However, given that the Fund’s investment strategy focuses on absolute return and risk, the Fund’s country, sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. In times of stress, low volatility and defensiveness have historically translated into better performance. However, the Fund is likely to underperform in a steeply-rising market environment. Hence, during the fiscal year, the Fund faced strong headwinds, as high-risk equities rallied in the face of an improving economy. Rising long-term government-

bond yields created further difficulties for classic defensive sectors, while at the same time propelling volatile financials. The focus on low-risk names and defensive sectors almost entirely explained the Fund’s relative performance for the fiscal period. From a sector standpoint, an underweight to cheap and volatile sectors, like materials and financials, at the expense of expensive low-beta sectors, such as consumer staples, was a key detractor over the period.

Both managers underperformed due to their strategic focus on risk reduction. Acadian was slightly more resilient as their overweights to low-beta names were less prominent than those of Analytic, which targeted the lowest-volatility segment of the market. As a result, Acadian’s underweight to the financials sector was less pronounced than that of Analytic, which explained the performance difference to some extent.

During the fiscal year, the Fund used currency forwards to hedge currency risk. The Fund had exposures to Canada and Australia, whose currencies appreciated against the U.S. dollar. Thus, hedging back to the U.S. dollar from local currency helped the Fund meet its objective of reduced volatility.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Global Managed Volatility Fund, Class F‡	11.16%	9.99%	11.79%	4.69%	5.41%

Global Managed Volatility Fund, Class I	10.80%	9.69%	11.53%	4.42%	5.11%

Global Managed Volatility Fund, Class Y	11.32%	10.25%	11.95%	4.76%	5.47%

MSCI World Index	18.17%	7.69%	10.99%	4.22%	6.00%

SEI Institutional Managed Trust / Annual Report / September 30, 2017	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Global Managed Volatility Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class F, Class I, and Class Y, versus the MSCI World Index

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 7/27/06 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

28	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Tax-Managed Managed Volatility Fund

I. Objective

The Tax-Managed Managed Volatility Fund (the “Fund”) seeks to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers during the year ended September 30, 2017: AJO, L.P., Analytic Investors LLC, LSV Asset Management, and Parametric Portfolio Associates LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Tax-Managed Managed Volatility Fund, Class F, returned 12.84%. The Fund’s benchmark — the Russell 3000® Index — returned 18.71%.

IV. Performance Discussion

For the year ended September 30, 2017, the Fund delivered strong absolute returns in what was generally a good environment for equity investing. Supportive macroeconomic data, strong corporate earnings, investor optimism, “Trumpflation” and interest-rate hikes all contributed to the equity-market rally, as noted in the shareholder letter. Given such market dynamics, cyclical sectors, namely financials, industrials, information technology and materials outperformed their more defensive peers, such as consumer staples, telecommunications, utilities and healthcare. The latter category was particularly vulnerable to the Federal Reserve’s interest-rate hikes and higher bond yields.

Generally, the Fund is likely to underperform in a steeply-rising market environment but seeks to mitigate losses in a falling market environment by targeting a lower volatility compared to the broad market. In times of stress, the Fund’s relatively lower volatility and defensiveness compared to the market have historically translated into better relative performance for the Fund. Hence, as compared to the broad market, the Fund faced strong headwinds, as high-risk equities rallied in the face of an improving economy. Rising long-term government bond yields created further difficulties for classic defensives, while at the same time propelling volatile financials. The focus on low-risk names and defensive sectors almost entirely explained the Fund’s relative performance for the fiscal period. From a sector standpoint, an underweight to cheap and volatile sectors, like materials and financials, at the expense of expensive low-beta sectors, such as consumer staples, was a key detractor over the period. On the positive side, the Fund’s preference for value, even within the low-volatility space, mitigated some of the negatives of targeting low risk.

Analytic and LSV underperformed, as expected, due to their strategic focus on risk reduction. AJO marginally outperformed the broad market as their overweights to low-beta names were less prominent than those of Analytic and LSV, which target much lower-volatility segments of the market. This was a key performance differential as the lowest-volatility segments of the market performed the worst. In addition, they benefited from some value effects in a period when value worked as an alpha source.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Tax-Managed Managed Volatility Fund, Class F‡	12.84%	10.29%	13.22%	9.02%

Tax-Managed Managed Volatility Fund, Class Y	13.12%	10.49%	13.35%	9.08%

Russell 3000® Index	18.71%	10.74%	14.23%	8.18%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Managed Volatility Fund, Class F and Class Y, versus the Russell 3000® Index.

¹	For the year ended 9/30/17. Past performance is not an indication of future performance. Class F shares were offered beginning 12/20/07 and Class Y shares were offered beginning 4/30/15. Class Y shares performance for the period prior to 4/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares

SEI Institutional Managed Trust / Annual Report / September 30, 2017	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Tax-Managed Managed Volatility Fund (Concluded)

are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

30	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Tax-Managed International Managed Volatility Fund

I. Objective

The Tax-Managed International Managed Volatility Fund (the “Fund”) seeks tax-sensitive long-term capital appreciation with a lower level of volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers during the period ended September 30, 2017: Acadian Asset Management, Analytic Investors, LSV Asset Management, and Parametric Portfolio Associates LLC. No manager changes were made during the Fund’s fiscal period.

III. Returns

For the period from October 17, 2016 (the Fund’s inception date) through September 30, 2017, the Tax-Managed Managed Volatility Fund, Class F, returned 15.65%. The Fund’s benchmark — the MSCI EAFE Index — returned 22.29%.

IV. Performance Discussion

For the period ended September 30, 2017, the Fund delivered strong absolute returns in what was generally a good environment for equity investing. Supportive macroeconomic data, strong corporate earnings, investor optimism, “Trumpflation” and interest-rate hikes all contributed to the equity-market rally, as noted in the shareholder letter. Given such market dynamics, cyclical sectors, namely financials, industrials, information technology and materials outperformed their more defensive peers, such as consumer staples, telecommunications, utilities and healthcare. The latter category was particularly vulnerable to the Federal Reserve’s interest-rate hikes and higher bond yields.

Generally, the Fund is likely to underperform in a steeply-rising market environment but seeks to mitigate losses in a falling market environment by targeting a lower volatility compared to the broad market. In times of stress, the Fund’s relatively lower volatility and defensiveness compared to the market have historically translated into better relative performance for the Fund. Hence, as compared to the broad market, the Fund faced strong headwinds, as high-risk equities rallied in the face of an improving economy. Rising long-term government bond yields created further difficulties for classic defensives, while at the same time propelling volatile financials. The focus on low-risk names and defensive sectors almost entirely explained the Fund’s relative performance for the fiscal period. From a sector standpoint, an underweight to cheap and volatile sectors, like materials and financials, at the expense of expensive low-beta sectors, such as consumer staples, was a key detractor over the period. On the positive side, the Fund’s preference for value, even within the low-volatility space, mitigated some of the negatives of targeting low risk.

All three managers underperformed due to their strategic focus on risk reduction. LSV was slightly more resilient than the other two managers, given the value effects in its process in a period when value outperformed as an alpha source. Analytic performed the worst as its overweights to low-beta names were more prominent than those of Acadian and LSV. This was a key detractor for Analytic as the lowest-volatility segments of the market performed the worst. Similarly, sectors like financials and information technology, where Analytic exhibited stronger underweights than the other two managers, performed the best.

AVERAGE ANNUAL TOTAL RETURN1

Cumulative Inception to Date

Tax-Managed International Managed Volatility Fund, Class F‡	15.65%

Tax-Managed International Managed Volatility Fund, Class Y	15.90%

MSCI EAFE Index	22.29%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed International Managed Volatility Fund, Class F and Class Y, versus the MSCI EAFE Index.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Tax-Managed International Managed Volatility Fund (Concluded)

¹	For the period ended 9/30/17. Past performance is not an indication of future performance. Class F shares and Class Y shares were offered beginning 10/17/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

32	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Real Estate Fund

I. Objective

The Real Estate Fund (the “Fund”) seeks to provide total return including current income and capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the year ended of September 30, 2017: Center Square Investment Management and Security Capital Research and Management, Inc. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Real Estate Fund, Class F, returned -0.57%. The Fund’s benchmark — Wilshire U.S. Real Estate Securities Index — returned 0.80%.

IV. Performance Discussion

The U.S. equity market began the fiscal year with investors focused on the presidential election. The Trump victory was followed closely by a sharp market rally on expectations for deregulation, infrastructure spending and a corporate-tax cut. As noted in the shareholder letter, value stocks in general, and the financial sector, in particular, rose significantly after the election, while market participants gained conviction that the economy would stay on track and that the upward path of short-term interest rates would continue.

High-dividend-yield segments of the market like utilities and real estate investment trusts (“REITs”) lagged as they were seen as less attractive in a rising interest-rate environment. The Federal Reserve (the “Fed”) raised its benchmark rate three times during the fiscal period. It’s possible the Fed will maintain this trajectory with multiple rate hikes per year moving forward. This could continue to put pressure on these high-yield sectors of the market as comparable-yielding assets become more attractive.

The Fund underperformed during the period, hurt by selection within REITs. Security Capital struggled in this area the most, which detracted from performance, while Center Square contributed, due mostly to holdings within the hotels, restaurants & leisure sector.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Real Estate Fund, Class F‡	-0.57%	9.08%	8.80%	4.28%	8.95%

Real Estate Fund, Class I	-0.80%	8.83%	8.55%	4.05%	8.70%

Real Estate Fund, Class Y	-0.37%	9.31%	8.94%	4.35%	9.00%

Wilshire U.S. Real Estate Securities Index	0.80%	10.17%	9.86%	5.62%	9.58%

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class F, Class I and Class Y, versus the Wilshire U.S. Real Estate Securities Index.

¹	For the year ended 9/30/17. Past performance is not an indication of future performance. Class F shares were offered beginning 11/13/03 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Enhanced Income Fund

I. Objective

The Enhanced Income Fund (the “Fund”) seeks to provide capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp (“SIMC”). The Fund utilized the following sub-advisers during the year ended September 30, 2017: Ares Management LLC and Wellington Management Company, LLP. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Enhanced Income Fund, Class F, returned 3.60%. The Fund’s benchmark—BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index—returned 1.03%.

IV. Performance Discussion

The Fund benefited from the continued spread tightening in both the bank-loan market as well as the investment-grade short-duration space. Bank loans were the biggest contributor to both absolute and benchmark-relative return in the period. The risk-on sentiment that drove equity returns was evident in the fixed-income market, as credit outperformed government bonds, as addressed in the shareholder letter. Loans benefitted from the recovery in credit. Short-duration bonds in the financial sector, especially banks and insurance companies, were also a big contributor to performance. Financial sector returns were enhanced by both rising yields and the prospects for a comprehensive review of the most onerous regulatory reforms by the Trump administration. Holdings in the securitized space also contributed to performance, specifically higher-quality auto asset-backed securities (“ABS”) and collateralized-loan obligations. There was no material detractors to performance during the fiscal year.

From a sub-adviser perspective, Wellington Management Company, LLP, which manages the Fund’s exposure to ABS and financial-sector bonds, contributed to both absolute and relative performance. Ares Management LLC, which manages the Fund’s bank-loan allocation, also contributed to absolute and benchmark-relative performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Enhanced Income Fund, Class F‡	3.60%	2.08%	2.09%	-0.04%	0.32%

Enhanced Income Fund, Class I	3.33%	1.81%	1.81%	-0.31%	0.01%

Enhanced Income Fund, Class Y	3.76%	2.16%	2.14%	-0.02%	0.34%

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index	1.03%	0.59%	0.46%	0.95%	1.43%

Comparison of Change in the Value of a $100,000 Investment in the Enhanced Income Fund, Class F, Class I, and Class Y, versus the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 6/14/96 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

34	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the” Fund”) seeks to provide current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the year ended September 30, 2017: Jennison Associates LLC, Metropolitan West Asset Management LLC, Wells Capital Management Incorporated, Western Asset Management Company and Western Asset Management Company Limited. There were no manager changes during the year.

III. Returns

For the year ended September 30, 2017, the Core Fixed Income Fund, Class F, returned 1.02%, while the Fund’s benchmark — the Bloomberg Barclays U.S. Aggregate Bond Index — returned 0.07%.

IV. Performance Discussion

U.S. Treasury yields rose across the entirety of the yield curve, increasing from their post-Brexit record lows as the Federal Reserve (the “Fed”) raised rates three times during the fiscal year. As the shareholder letter addressed, short-term yields increased in a greater magnitude than long-term yields due to the Fed’s benchmark rate increases, while long-term yield increases were muted due to contained inflation expectations. The Fund’s yield-curve flattening bias was additive, as an overweight to 30-year bonds enhanced returns. A slightly shorter-duration posture was a modest positive as yields rose.

The Fund maintained a small allocation to below-investment-grade credit and emerging-market sovereign bonds, which added to returns as these two markets benefited from the demand for yield and increasing oil prices. Despite record new issuance, investment-grade corporate bonds outperformed comparable U.S. Treasury bonds, and the Fund’s overweight was additive. The Fund maintained an allocation to non-agency mortgage-backed securities (“MBS”), which benefited from the recovery of the housing market over the last several years, mortgage principal pay downs, and a shrinking supply of these securities. The Fund’s overweight to commercial MBS was positive, as the demand for, and fundamentals of, commercial properties improved in line with modest U.S. economic growth, leading to outperformance. Lastly, the Fund’s overweight to asset-backed securities (“ABS”) contributed to performance as the historically strong labor market, which was referenced in the shareholder letter, improved the debt profile of the U.S. consumer and enabled these securities to outperform. Agency MBS was the only spread sector to underperform, and while the Fund was underweight, security selection offset the benefit of being underweight an underperforming sector.

Over the full fiscal period, all four sub-advisers outperformed the benchmark, with Western Asset Management Company producing the best returns through its yield-curve flattening posture and corporate overweight. Wells Capital Management, Inc. benefited from security selection in both ABS and MBS. Metropolitan West Asset Management LLC’s returns benefited from its allocation to non-agency mortgages and slightly shorter-duration posture. Jennison Associates LLC also outperformed, primarily due to its yield-curve flattening posture, while a more conservative corporate allocation held back relative performance.

Treasury futures and interest-rate swaps were utilized to help manage the Fund’s duration and yield-curve exposure. These exposures performed as described earlier. To a limited extent, the Fund utilized currency-forward contracts to manage currency exposure, which was a modest detractor.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Core Fixed Income Fund, Class F‡	1.02%	2.99%	2.58%	4.94%	6.23%

Core Fixed Income Fund, Class I	0.80%	2.76%	2.36%	4.70%	5.84%

Core Fixed Income Fund, Class Y	1.27%	3.18%	2.70%	5.00%	6.25%

Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.71%	2.06%	4.27%	6.39%

SEI Institutional Managed Trust / Annual Report / September 30, 2017	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Core Fixed Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class F, Class I and Class Y, versus the Bloomberg Barclays U.S. Aggregate Bond Index

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 5/1/87 and Class I shares were offered beginning 8/06/01. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 06/30/15. Class Y shares performance for the period prior to 06/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

36	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

U.S. Fixed Income Fund

I. Objective

The U.S. Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the year ended September 30, 2017: Jennison Associates LLC, Metropolitan West Asset Management LLC, Wells Capital Management Incorporated, Western Asset Management Company, and Western Asset Management Company Limited. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the U.S. Fixed Income Fund, Class F, returned -0.11%, while the Fund’s benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned 0.07%.

IV. Performance Discussion

U.S. Treasury yields rose across the entirety of the yield curve, increasing from their post-Brexit record lows as the Federal Reserve (“Fed”) raised rates three times during the fiscal year. As the shareholder letter addressed, short-term yields increased in a greater magnitude than long-term yields due to the Fed’s benchmark rate increases, while long-term increases were muted due to contained inflation expectations. The Fund’s yield-curve flattening bias was additive, as an overweight to 30-year bonds enhanced returns. A slightly shorter-duration posture was a modest positive as yields rose.

Despite record new issuance, investment-grade corporate bonds outperformed comparable U.S. Treasury bonds and the Fund’s overweight was additive. The Fund maintained an allocation to non-agency mortgage-backed securities (“MBS”), which benefited from the recovery of the housing market over the last several years, mortgage principal pay downs and a shrinking supply of these securities. The Fund’s overweight to commercial MBS was positive as the demand for, and fundamentals of, commercial properties improved in line with modest U.S. economic growth, leading to outperformance. Lastly, the Fund’s overweight to asset-backed securities (“ABS”) contributed to performance as the historically strong labor market, which the shareholder letter addressed, improved the debt profile of the U.S. consumer and enabled these securities to outperform. Agency MBS was the only spread sector to underperform, and while the Fund was underweight, security selection offset the benefit of being underweight an underperforming sector.

Over the full fiscal period, all four sub-advisers outperformed the benchmark, with Western Asset Management Company producing the best returns through its yield-curve flattening posture and corporate overweight. Wells Capital Management, Inc. benefited from security selection in both ABS and MBS.

Metropolitan West Asset Management LLC’s returns benefited from its allocation to non-agency mortgages and slightly shorter-duration posture. Jennison Associates LLC also outperformed, primarily due to its yield-curve flattening posture, while a more conservative corporate allocation held back relative performance. Treasury futures and interest-rate swaps were utilized to help manage the Fund’s duration and yield-curve exposure. These exposures performed as described earlier.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

U.S. Fixed Income Fund, Class F‡	-0.11%	2.48%	1.93%	4.16%

U.S. Fixed Income Fund, Class Y	0.14%	2.70%	2.06%	4.25%

Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.71%	2.06%	3.90%

SEI Institutional Managed Trust / Annual Report / September 30, 2017	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

U.S. Fixed Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the U.S. Fixed Income Fund, Class F and Class Y, versus the Bloomberg Barclays U.S. Aggregate Bond Index.

¹	For the year ended 9/30/16. Past performance is not an indication of future performance. Class F shares were offered beginning 7/2/09 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

38	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the year ended September 30, 2017: Ares Management LLC, Benefit Street Partners, LLC, Brigade Capital Management, LLC, and J.P. Morgan Investment Management, Inc. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the High Yield Bond Fund, Class F, returned 9.75%. The Fund’s benchmark — the BofA Merrill Lynch U.S. High Yield Constrained Index — returned 9.05%.

IV. Performance Discussion

The momentum seen in the high-yield market prior to the fiscal year carried into the reporting period, as the high-yield market finished up more than 9% for the period, as noted in the shareholder letter, with positive returns in 9 of 12 months. Healthy corporate fundamentals and a favorable technical environment were supportive of the high-yield market. All the primary sectors were positive for the period, with transportation the top-performing sector, up over 17%. The energy sector—the largest of the high-yield market—has been a primary focus over the past few years and returned just under 12% for the fiscal year. The market yield began the period at 6.25%, hit a period high of 6.86% on November 14, and finished the period at 5.48%. The market spread followed a similar path, beginning the period at 497 basis points, reaching its period high of 520 basis points on November 4, and finished the period at 356 basis points.

An overweight to collateralized-loan obligations (“CLO”) was beneficial as CLOs outperformed the high-yield bond market over the period driven by healthy corporate fundamentals and a favorable technical environment that pushed prices higher. CLO equity positions continued to generate strong quarterly cash flows as a result of a benign default environment, while CLO debt positions benefited from spread tightening across the entire capital structure. CLOs saw significant markdowns in early 2016 but recovered those losses leading into and during the fiscal year.

An overweight to structured credit was beneficial, as higher loan prices and low defaults led to strong CLO performance over the fiscal period. Security selection within healthcare (primarily health facilities) and telecommunications (primarily wireless) was mitigated only somewhat by poor selection within retail and underweights to, and selection within, energy (primarily exploration & production) and transportation.

Brigade had the Fund’s best relative performance, as overweights and security selection in retail and media benefited, as did selection within healthcare, telecommunications and basic industry. Overweights to, and security selection within, retail and media, and an off-benchmark allocation to Puerto Rico detracted. Ares also contributed, with beneficial security selection within healthcare, basic industry and media, while poor selection within energy, services and transportation detracted. Benefit Street Partners also contributed to Fund relative performance during the fiscal year, with an overweight and security selection within the services sector, and selection within media and basic industry. Overweights to, and poor security selection within, technology & electronics, capital goods and healthcare provided a headwind.

J.P. Morgan was the lone detractor, with selection within leisure, telecommunications and healthcare outweighed by poor selection within retail, as well as underweights to, and poor security selection within, energy and basic industry.

The Fund used derivatives throughout the year ended September 30, 2017, to help efficiently manage duration, yield-curve positioning and spread duration. High-yield CDX, futures and total-return swaps were used for this purpose, which had a negligible impact on overall Fund performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class F‡	9.75%	5.47%	6.05%	6.94%	7.35%

High Yield Bond Fund, Class I	9.65%	5.03%	5.61%	6.34%	7.03%

High Yield Bond Fund, Class Y	9.87%	5.64%	6.16%	6.99%	7.37%

BofA Merrill Lynch U.S. High Yield Constrained Index	9.05%	5.88%	6.39%	7.81%	N/A

SEI Institutional Managed Trust / Annual Report / September 30, 2017	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

High Yield Bond Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class F, Class I and Class Y, versus the BofA Merrill Lynch U.S. High Yield Constrained Index.

¹	For the year ended 9/30/17. Past performance is not an indication of future performance. Class F shares were offered beginning 1/11/95 and Class I shares were offered beginning 10/1/07. Class I shares performance for the period prior to 10/1/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/ or reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

N/A — Not available

40	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Conservative Income Fund

I. Objective

The Conservative Income Fund (the “Fund”) seeks current income consistent with the preservation of principal and a high degree of liquidity.

II. Investment Approach

The Fund uses a sub-adviser to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The sole sub-adviser for the year ended September 30, 2017 was BlackRock Advisors, LLC. There were no sub-adviser changes during the period.

III. Returns

For the year ended September 30, 2017, the

Conservative Income Fund, Class F, returned 0.83%. The Fund’s benchmark—the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index—returned 0.66%.

IV. Performance Discussion

Front-end Treasury yields moved higher during the fiscal year as the Federal Reserve (“Fed”) raised its benchmark rate three times during the period. As noted in the shareholder letter, the Fed also announced that balance-sheet reduction would begin in October by allowing a small, but increasing amount, of securities to mature without reinvestment each month, starting with up to $6 billion for Treasurys and up to $4 billion for agency mortgages. The Fed’s interest-rate projections still suggest an interest-rate hike in December and three more in 2018. In addition, Congress agreed to a continuing resolution to keep the federal government open until mid-December and allowed the debt limit to be extended until that time. The 3-month London Interbank Offered Rate rose from 0.85% to 1.33% and 3-month Treasury bill yields increased from 0.27% to 1.04%.

The Fund benefited from fixed- and floating-rate commercial paper and certificates of deposit issued by Australian, Canadian and Japanese banks and non-bank issuers maturing in the 5-13 month range that offer attractive yield advantages relative to overnight rates. Moreover, the Fund increased its exposure to floating-rate notes, and will look for additional opportunities, with the expectation that the Fed will continue to increase interest rates.

Over the full reporting period, all four sub-advisers outperformed the benchmark, with Western Asset Management Company producing the best returns through its yield-curve flattening posture and corporate overweight. Wells Capital Management, Inc. was the next best performer and benefited from security selection in both asset-backed securities and non-agency mortgage-backed securities. Jennison Associates LLC also outperformed primarily due to its yield-curve flattening posture. Metropolitan West Asset Management LLC’s returns were slightly ahead of the benchmark, but were held back by more conservative positioning within the corporate sector and, to a lesser degree, by a shorter-duration posture.

Blackrock is closely watching the new administration, new policies and Fed for indication of further rate hikes. Blackrock will continue to focus on high-quality bank paper. The Fund is well-diversified across Canadian, Australian, Japanese and U.S. banks.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized Inception to Date
Conservative Income Fund, Class F‡	0.83%	0.69%
Conservative Income Fund, Class Y	0.94%	0.80%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66%	0.56%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class F and Class Y, versus the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/1/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Tax-Free Conservative Income Fund

I. Objective

The Tax-Free Conservative Income Fund (the “Fund”) seeks current income exempt from federal income taxes consistent with the preservation of principal and a high degree of liquidity.

II. Investment Approach

The Fund uses a sub-adviser to manage the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The sole sub-adviser for the year ended September 30, 2017 was BlackRock Advisors, LLC. There were no sub-adviser changes during the period.

III. Returns

For the year ended September 30, 2017, the Tax-Free Conservative Income Fund, Class F, returned 0.51%. The Fund’s benchmark—the S&P Municipal Bond 6-Month High-Grade Rate—returned 0.82%.

IV. Performance Discussion

The 7-day Securities Industry and Financial Markets Association yield moved higher during the fiscal year, from 0.84% to 0.94%, as yields increased across the curve, as noted in the enclosed shareholder letter. Despite increased issuance and multiple rate hikes by the Federal Reserve during the fiscal period, non-traditional investor participation limited pressure on the yield curve.

While Variable Rate Demand Note (“VRDN”) securities have attracted non-traditional investors, a strong technical backdrop in municipals persists and has provided dealers with an opportunity to probe lower yield levels well through their taxable counterparts. The Fund benefited from its exposure to VRDNs and focused on diversifying these holdings. Moreover, the Fund opportunistically invested in commercial paper and longer-duration fixed-rate securities.

BlackRock is closely watching the new administration and new policies, particularly on tax reform, as well as the Federal Reserve for indications of further rate hikes. Blackrock will continue to focus on high-quality bank paper and remains well diversified.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized Inception to Date
Tax-Free Conservative Income Fund, Class F‡	0.51%	0.44%
Tax-Free Conservative Income Fund, Class Y	0.60%	0.53%
S&P Municipal 6-Month High-Grade	0.82%	0.68%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Free Conservative Income Fund Fund, Class F and Class Y, versus the S&P Municipal Bond 6-Month High-Grade Index.

¹	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

42	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

For the year ended September 30, 2017, the Fund was managed by the SEI Fixed Income Portfolio Management Team of SEI Investments Management Corporation (“SIMC”).

III. Returns

For the year ended September 30, 2017, the Real Return Fund, Class F, returned 0.03%. The Fund’s benchmark — Bloomberg Barclays 1-5 Year U.S. TIPS Index — returned 0.41%.

IV. Performance Discussion

The Treasury Inflation-Protected Securities (“TIPS”) market was positively impacted by increased expectations for expansionary fiscal policy in the U.S. during the Fund’s fiscal year, as noted in the shareholder letter. The TIPs market outperformed matched-maturity nominal Treasury bonds, as breakeven inflation widened across the curve. The five-year inflation breakeven widened approximately 29 basis points over the period. Higher commodity prices flowed through U.S. realized-inflation calculations, with a 2.2% increase in the reference index delivering positive inflation accretion.

Real yields shifted higher in parallel fashion and detracted from Fund performance after the Federal Reserve delivered three 25 basis-point hikes over the period.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Real Return Fund, Class F‡	0.03%	0.25%	-0.26%	1.55%
Real Return Fund, Class Y	0.11%	0.37%	-0.18%	1.60%
Bloomberg Barclays 1-5 Year U.S. TIPS Index	0.41%	0.67%	0.19%	1.98%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class F and Class Y, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

1	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 7/2/09 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

During the year ended September 30, 2017, the Fund used a single sub-adviser, SSgA Funds Management, Inc. (“SSgA”), under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Dynamic Asset Allocation Fund, Class F, returned 19.95%, and the S&P 500 Index returned 18.61%.

IV. Performance Discussion

The majority of the Fund’s volatility is driven by the underlying beta, the S&P 500 Index. As such, the largest driver of absolute return in the Fund was the S&P 500 Index, which was positive as noted in the shareholder letter. However, positive performance from the Fund’s tactical trades did cause the Fund to outperform the S&P 500 Index.

The U.S. equity market began the fiscal year with investors focused on the presidential election campaign. Although the controversial election process and its outcome left many feeling that the country was deeply divided, the equity market rallied on hopes of deregulation, infrastructure spending and a corporate tax cut.

Within the S&P 500 Index, the financial sector had the best performance during the fiscal year, followed by technology, industrials and materials. Healthcare and consumer discretionary also had strong performance, and utilities were firm. Telecommunications had the deepest decline, and energy was also negative, while consumer staples were modestly positive.

The largest contributors to relative performance were a long-Indian-rupee, short-Korean-won currency trade, a U.S. breakeven-inflation swap and a put-option position on the euro currency. The Indian-rupee against Korean-won trade has been in place since September 2015 and contributed as the Indian rupee appreciated relative to the Korean won. The U.S. breakeven-inflation swap was initiated in August 2016, and the position appreciated as inflation expectations rose. This trade was closed in December 2016. The euro currency put option position was initiated in September 2016, and the position appreciated, and then expired in the money in December 2016.

The largest detractors from relative performance were a long-European-equity against short-U.S.-equity trade, a long-Indian-rupee against short-Taiwan-dollar and Singapore-dollar currency trade, and an S&P 500 Index put-option spread. The long-European-equity and short-U.S.-equity trade was initiated in March 2017. This detracted as U.S. equities have outperformed European equities over the measurement period. The long-Indian-rupee and short-Taiwan-dollar and Singapore-dollar trade was initiated in January 2017 and detracted as the two Asian currencies appreciated against the Indian rupee. The S&P 500 Index put-option spread initiated in June 2016 detracted as it expired out of the money in September 2017.

Derivatives are used to obtain the Fund’s tactical exposures. In the past year, these have included futures, foreign-currency forward contracts, options and total-return swaps. The use of derivatives had a material impact on performance since all tactical trades are implemented through their use.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized Inception to Date

Dynamic Asset Allocation Fund, Class F‡	19.95%	9.82%

Dynamic Asset Allocation Fund, Class Y	20.17%	10.04%

S&P 500 Index	18.61%	10.89%

44	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class F and Class Y, versus the S&P 500 Index

1	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 7/30/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Multi-Strategy Alternative Fund

I. Objective

The Multi-Strategy Alternative Fund (the “Fund”) allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, the Fund may allocate its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (underlying funds); and (ii) one or more investment sub-advisers. During the year ended September 30, 2017, the Fund allocated its assets among unaffiliated funds and one affiliated fund.

During the year ended September 30, 2017, the Fund utilized the following sub-advisers: Acadian Asset Management, Brigade Capital Management, LLC, Caerus Investors LLC, EMSO Partners Ltd., Kettle Hill Capital Management, LLC, Mountaineer Partners Management, LLC, and Ramius Advisors, LLC.

During the period, Brigade Capital Management, LLC and Caerus Investors LLC were added to the Fund.

III. Returns

For the ended September 30, 2017, the Multi-Strategy Alternative Fund, Class F, returned 4.62%. The Fund’s benchmark—BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—returned 0.66%.

Although the Fund’s performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury Bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Treasury bill investors do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

The Fund performed well for the fiscal year ended September 30, 2017, outperforming the 3-Month U.S. Treasury Bills Index. Three of the Fund’s four investment strategies delivered positive returns; only the global macro strategy detracted.

The U.S. presidential election and the ensuing “Trump trade” that denoted the simultaneous surge in stocks, Treasury yields and the U.S. dollar dominated the fourth quarter of 2016. The broad rally across equity markets continued throughout 2017 despite the lack of realized progress made on the pro-growth agenda and provided a substantial tailwind for managers running more directional equity strategies. Stronger global growth, notably from Europe and emerging markets, coupled with healthy employment figures, a weaker dollar, low yields across other asset classes and the potential for tax reform sustained the consistent upward trajectory of equity markets, as noted in the shareholder letter. Uncertainty surrounding U.S. politics, particularly as it relates to tax reform, trade agreements and North Korean tensions remained one of the most pressing concerns that threatened the global growth narrative. Following the U.S., global central banks began to normalize policy and marginally increased rates. As in the previous fiscal period, high-yield corporate bonds remained one of the better-performing asset classes as investors continued to search for yield. The U.S. dollar rose in the fourth quarter of 2016 with the Trump trade, but then weakened through 2017 as confidence in the administration’s ability to deliver on its growth-boosting agenda waned and the economic outlook in Europe improved.

During the period, the composition of the Fund shifted slightly as we continued to transition some of the third-party mutual fund investments to the sub-advisers listed in Section II. We believe this change will improve investment outcomes over time and it made a contribution over the period. The event strategy contributed most, particularly the segment sub-advised by Mountaineer Partners. It benefited from a focus on undervalued mid-cap equities coupled with an emphasis on catalysts, as well as its more directional bias. The balance of the event strategy was invested in merger arbitrage, which also posted moderate gains. The equity hedge strategy was the second largest contributor, with gains led by Caerus Investors who were added in January. Caerus runs a fundamental, low-net strategy focused on consumer equities that generated significant alpha over the period on both the long and short side. All investments within the relative-value strategy

46	SEI Institutional Managed Trust / Annual Report / September 30, 2017

delivered positive returns and had a material impact on overall performance. EMSO, an emerging-markets debt specialist, was the top performer within the strategy and benefited from well-timed positions in the bonds of Argentina, Brazil, Greece and Egypt. The global macro allocation, which is composed of two managed futures funds, posted a negative return for the year. Systematic trend- following strategies performed poorly over the fiscal period, given the frequency of trend reversals across fixed income, currency and commodity markets. Not surprisingly, equities have been the one asset class where managed-futures funds were able to generate steady returns due to the more consistent trends. Despite the disappointing performance, the strategy provides an important diversification role in the portfolio and is expected to further enhance the return profile as the macro backdrop stabilizes.

Derivatives used in the Fund consisted primarily of currency futures and forwards, interest-rate swaps, credit default swaps and equity and equity-index options. Derivatives in the Fund were primarily used by sub-advisers for hedging and risk management. Derivatives performance did not have a material impact on Fund returns over the period.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Multi-Strategy Alternative Fund, Class F‡	4.62%	1.63%	2.13%	1.36%

Multi-Strategy Alternative Fund, Class Y	4.90%	1.84%	2.26%	1.44%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66%	0.32%	0.22%	0.18%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Strategy Alternative Fund, Class F and Class Y, versus the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

1	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 3/31/10 and Class Y shares were offered beginning 4/30/15. Class Y shares performance for the period prior to 4/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Although the Fund’s performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	47

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Multi-Asset Accumulation Fund

I. Objective

The Multi-Asset Accumulation Fund (the “Fund”) seeks to provide total return, including capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the year ended September 30, 2017: AQR Capital Management, LLC and PanAgora Asset Management Inc. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017 the Multi-Asset Accumulation Fund, Class F, returned 4.33%. The Fund’s blended benchmark — MSCI World Index (Net) (Hedged) (USD) Index (60%) and Bloomberg Barclays Global Aggregate Index, (Hedged) (USD) (40%) — returned 10.69%.

IV. Performance Discussion

Most major asset classes had positive performance during the Fund’s fiscal year. Both developed- and emerging-market equities did well during the period. Stocks rallied through most of the fiscal year as global economic synchronization, strong earnings and continued central-bank stimulus drove market performance as the shareholder letter addressed. Developed-market sovereign bonds were modestly negative when hedged back to the U.S. dollar, as most major markets experienced higher rates over the past year. The risk-on sentiment that drove equity returns was also evident in the fixed-income market, as credit outperformed government bonds. Commodities were slightly negative over the past year; however, their performance was positive in the third quarter of 2017. The Fund’s exposure to developed- and emerging-market equities contributed to absolute performance as both asset types performed well during the period. However, the Fund’s lower-than-benchmark exposure to equities detracted from relative performance. Additionally, the Fund’s greater-than-benchmark exposure to nominal sovereign bonds detracted from both absolute and relative performance during the period.

Both sub-advisers experienced positive performance in the period but trailed their blended benchmarks. AQR Capital Management, LLC and PanAgora Asset Management Inc.’s greater-than-benchmark exposures to developed-market bonds detracted from relative performance. In addition, both AQR Capital Management, LLC and PanAgora Asset Management Inc.’s exposures to commodity futures detracted from both absolute and benchmark-relative performance, as commodities experienced negative performance in the period. Additionally, AQR Capital Management, LLC’s exposure to emerging-market currencies contributed to relative performance as most major emerging-market currencies appreciated against the U.S. dollar.

The Fund used equity-index futures, bond-index futures, interest-rate swaps, commodity futures, total-return swaps and currency forwards in order to provide cost-effective exposures to the desired asset classes. Derivatives had a meaningful impact on Fund performance during the period. Sovereign bond-index futures, interest-rate swaps and, to a lesser extent, sovereign bond total-return swaps (used for market exposure) detracted from performance, as interest rates increased (on average) over the period. The greater capital weight to sovereign bonds contributed to underperformance during the period. Global-equity futures (used for market exposure) were a meaningful contributor to performance. While equity futures had a positive impact on total returns, a lower notional exposure to equities detracted from relative performance. The Fund has a controlled foreign corporation designed to provide commodity exposure, primarily through commodity futures and, to a lesser extent, commodity total-return swaps, as commodities are a key part of the Fund’s strategy. The commodity futures provide strategic exposure to a diversified mix of underlying commodities. However, this exposure detracted from total returns over the period. Forward-currency contracts on emerging-market currencies (used for market exposure) were a contributor to both total and benchmark-relative returns. Forward currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. These exposures slightly detracted from performance over the Fund’s fiscal year.

48	SEI Institutional Managed Trust / Annual Report / September 30, 2017

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Accumulation Fund, Class F‡	4.33%	3.71%	4.24%	4.89%
Multi-Asset Accumulation Fund, Class Y	4.55%	3.95%	4.39%	5.02%
MSCI World Index (Net) (Hedged) (USD)	18.47%	9.17%	12.86%	12.35%
Bloomberg Barclays Global Aggregate Index, (Hedged) (USD)	-0.17%	3.13%	3.07%	3.42%
60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Bloomberg Barclays Global Aggregate Index, (Hedged) (USD)	10.69%	6.85%	8.96%	8.82%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Accumulation Fund, Class F and Class Y, versus the 60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Barclays Global Aggregate Index, (Hedged) (USD), the MSCI World Index (Net) (Hedged) (USD), and the Bloomberg Barclays Global Aggregate Index (Hedged) (USD)

1	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	49

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Multi-Asset Income Fund

I. Objective

The Multi-Asset Income Fund (the “Fund”) seeks to provide total return with an emphasis on current income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund used the following sub-advisers during the year ended September 30, 2017: Goldman Sachs Asset Management, L.P. (“Goldman”), Guggenheim Partners Investment Management, LLC (“Guggenheim”), and SSgA Funds Management, Inc., (“SSgA”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Multi-Asset Income Fund, Class F, returned 6.90%. The Fund’s blended benchmark—Bloomberg Barclays U.S. Aggregate Bond Index (45%), the BofA Merrill Lynch U.S. High Yield Constrained Index (40%) and the S&P 500 Index (15%)—returned 6.29%.

IV. Performance Discussion

Credit markets rallied during the Fund’s fiscal year, and credit spreads tightened across the board but were most pronounced in the below-investment-grade credit market, which includes high-yield bonds and bank loans. Investment-grade corporate credit also performed well during the year as spreads tightened in those sectors. Securitized assets such as asset-backed securities (“ABS”), non-agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”) performed relatively well, as they benefited from favorable supply and demand dynamics and improving collateral. Non-agency MBS also performed well as the U.S. housing market continued to improve, while collateralized-loan obligations (“CLOs”) benefited from strong demand over the past year, which supported the underlying collateral in bank loans. Emerging-market debt, as noted in the shareholder letter, also enjoyed strong performance over the fiscal period, as commodity markets stabilized and outlooks for certain countries improved. While the Fund’s exposure to high-yield bonds contributed to absolute returns, their lower-than-benchmark weight detracted on a benchmark-relative basis. The Fund’s off-benchmark exposure to emerging-market debt contributed to both absolute and benchmark-relative performance. The Fund’s meaningful exposure to securitized assets (“ABS”, “MBS” and “CLOs”) contributed to performance during the measurement period.

All three sub-advisers contributed to total return.

Guggenheim’s meaningful exposure to CLOs, bank loans and ABS helped. Goldman Sachs contributed, principally through exposures to high-yield bonds and emerging-markets debt. Despite its relatively modest weight, the covered-call strategy implemented by SSgA provided above-average performance in the period, contributing to relative performance.

The Fund used total-return swaps on bond futures, interest-rate swaps and futures and options on exchange-traded funds, equity indexes and currency forwards. Derivatives were employed for various reasons, including fixed-income relative value, to generate option income and hedge interest-rate risk. Derivatives had a modest impact on Fund performance. Interest-rate futures used to manage duration detracted as rates rose during the period. Options used as part of the covered-call strategy contributed, as did relative-value positions between European sovereign bonds and U.S. Treasury bonds. Currency forwards had a slightly negative impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Income Fund, Class F‡	6.90%	5.86%	6.40%	6.84%
Multi-Asset Income Fund, Class Y	7.00%	5.95%	6.45%	6.89%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.71%	2.06%	2.44%
BofA Merrill Lunch U.S. High Yield Constrained Index	9.05%	5.88%	6.39%	7.08%
S&P 500 Index	18.61%	10.81%	14.22%	13.97%
45/40/15 Hybrid consisting of the Bloomberg Barclays U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield Constrained Index and S&P 500 Index	6.29%	5.25%	5.62%	6.04%

50	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Income Fund, Class F and Class Y, versus the 45/40/15 Hybrid consisting of the Bloomberg Barclays U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield Constrained Index, and S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the BofA Merrill Lynch U.S. High Yield Constrained Index, and the S&P 500 Index

¹	For the year ended September 30, 2017. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	51

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Multi-Asset Inflation Managed Fund

I. Objective

The Multi-Asset Inflation-Managed Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the year ended September 30, 2017: AllianceBernstein, L.P, Cohen & Steers and QS Investors, LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Multi-Asset Inflation Managed Fund, Class F, returned -2.07%. The Fund’s blended benchmark — the Bloomberg Barclays 1-5 Year U.S. TIPS Index (70%), the Bloomberg Commodity Index Total Return Index (20%) and the S&P 500 Index (10%) — returned 1.78%.

IV. Performance Discussion

The real-assets market experienced mixed performance over the fiscal year, as noted in the shareholder letter. While commodities had a negative return over the one-year period, U.S. Treasury Inflation-Protected Securities (“TIPS”) experienced muted performance across the curve. Commodity-related equities diverged from their underlying commodities and delivered positive returns during the measurement period. Stocks rallied through most of the year as global economic synchronization, strong earnings and continued central-bank stimulus drove market performance, as the shareholder letter addressed. Real-estate investment trusts were positive over the period.

Sub-adviser performance was mixed. Cohen & Steers’ unfavorable security selection within the commodities sector detracted from relative performance during the period. AllianceBernstein, L.P.’s U.S. TIPS allocation contributed to both absolute and relative performance. Outperformance for AllianceBernstein was largely due to an overweight to credit-spread sectors. QS Investors’ inflation-sensitive equity long/short strategy detracted from absolute and relative performance. The strategic sector allocation within the long/short strategy was out-of-favor over the period as its value tilt lagged a market that favored U.S. growth stocks.

The Fund used commodity futures, bond-index futures, equity-index futures and interest-rate swaps during the period. The use of derivatives had a meaningful impact on Fund performance. A short position in U.S. Treasury futures and interest-rate swaps was used to hedge duration risk for a portion of the Fund’s corporate-bond exposure. This hedge contributed to total returns as interest rates increased. A short position in global equity total-return swaps was used to hedge equity-market risk for a portion of the Fund’s long-equity positions. This hedge detracted from total returns, as equity-market returns were positive. Within the Fund, a controlled foreign corporation has been established to provide additional exposure to commodities, including commodity futures. The commodity futures exposure, used to provide a strategic exposure to a diversified mix of underlying commodities, detracted from total returns. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar and had a slightly negative effect on performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Inflation Managed Fund, Class F‡	-2.07%	-2.66%	-2.93%	-2.41%
Multi-Asset Inflation Managed Fund, Class Y	-1.90%	-2.46%	-2.81%	-2.30%
Bloomberg Barclays 1-5 Year U.S. TIPS Index	0.41%	0.67%	0.19%	0.31%
Bloomberg Commodity Total Return Index	-0.29%	-10.41%	-10.47%	-8.75%
S&P 500 Index	18.61%	10.81%	14.22%	13.97%
70/20/10 Hybrid consisting of the Bloomberg Barclays 1-5 Year U.S. TIPS Index, Bloomberg Commodity Total Return Index and S&P 500 Index	1.78%	-0.42%	-0.56%	-0.38%

52	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Inflation Managed Fund, Class F and Class Y, versus a 70/20/10 Hybrid consisting of the the Bloomberg Barclays 1-5 Year U.S. TIPS Index, Bloomberg Commodity Total Return Index and the S&P 500 Index

1	For the year ended 9/30/17. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	53

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Multi-Asset Capital Stability Fund

I. Objective

The Multi-Asset Capital Stability Fund (the “Fund”) seeks to manage the risk of a loss while providing current income and an opportunity for capital appreciation.

II. Investment Approach

For the year ended September 30, 2017, the Fund used a single sub-adviser, AllianceBernstein, L.P. (“AllianceBernstein”), under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Multi-Asset Capital Stability Fund, Class F, returned 1.78%. The Fund’s blended benchmark—the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (95%) and S&P 500 Composite Stock Price Index (5%)—returned 1.51%.

IV. Performance Discussion

Most major asset classes had positive performance during the Fund’s fiscal year. Both developed- and emerging-market equities did well during the period. Stocks rallied through most of the fiscal year as global economic synchronization, strong earnings and continued central-bank stimulus drove market performance, as the shareholder letter addressed. Developed-market bonds performed reasonably well with mid-single-digit returns (when hedged back to the U.S. dollar). The risk-on sentiment that drove equity returns was also evident in the fixed-income market, as credit outperformed government bonds.

The Fund had positive absolute performance and outperformed relative to its blended benchmark. A greater-than-average benchmark exposure to equity and credit helped both absolute and relative performance. The Fund’s tactical positions in emerging-market currency forward contracts contributed to both absolute and relative performance.

The Fund used credit-default swaps, equity-index futures, bond-index futures, interest-rate swaps, equity options and currency forwards. Derivatives are primarily used to provide cost-effective exposures to the desired asset classes and had a meaningful impact on Fund performance in the period. Stock-index futures, primarily developed-market equities used for market exposure, resulted in positive performance during the Fund’s fiscal year. Interest-rate futures and swaps generally detracted from performance as interest rates rose on average during the period. Small positions in credit-default swaps, used to gain exposure to high-yield and investment-grade credit, contributed modestly to total return. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. The effect of these hedges on performance was largely neutral. Tactical positions in primarily emerging-market currencies contributed to performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Capital Stability Fund, Class F‡	1.78%	1.27%	1.18%	1.34%
Multi-Asset Capital Stability Fund, Class Y	1.88%	1.37%	1.24%	1.39%
Bloomberg Barclays 1-3 year U.S. Government/Credit Index	0.66%	1.05%	0.91%	0.96%
S&P 500 Index	18.61%	10.81%	14.22%	13.97%
95/5 Hybrid consisting of Bloomberg Barclays 1-3 Year U.S. Government/Credit Index and S&P 500 Index	1.51%	1.55%	1.56%	1.60%

54	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Capital Stability Fund, Class F and Class Y, versus a 95/5 Hybrid of the following indexes: the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the S&P 500 Index.

¹	For the year ended 9/30/17. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	55

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Long/Short Alternative Fund

I. Objective

The Long/Short Alternative Fund (the “Fund”) seeks to provide long term capital appreciation.

II. Investment Approach

For the year ended September 30, 2017, the Fund used a single sub-adviser, Beachhead Capital Management LLC, under the general supervision of SEI Investments Management Corporation (“SIMC”). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the year ended September 30, 2017, the Long/Short Alternative Fund, Class F, returned 11.13%. The Fund’s benchmark—Equity Hedge Index (“HFRX”)—returned 7.91%.

IV. Performance Discussion

During the Fund’s fiscal year, performance was driven predominantly by long exposure to U.S., developed-market and emerging-market equities. Despite the various geopolitical headwinds, stronger global growth, healthy employment figures, a weaker dollar, low yields across other asset classes and the potential for tax reform helped propel the equity rally. Global equity markets generally exhibited a resilient upward trajectory over the period, with the exception of emerging-markets, which sold off in the fourth quarter of 2016 before rebounding sharply in the subsequent quarters.

The Fund benefited from being positioned short emerging-market equities at the end of 2016. However, within equities, the Fund’s sizable long positions in the S&P 400 and Nasdaq Composite indexes were the largest contributors. Allocations to currencies and, to a lesser extent, corporate credit, had a marginal, but positive, impact on performance, as noted in the shareholder letter. The Fund was positioned long the U.S. dollar throughout the first half of the fiscal year before rotating short in April as confidence in President Trump’s ability to deliver on a growth-boosting agenda waned and the economic outlook in Europe improved. During the period, the Fund maintained a modest, but consistent, long allocation to high-yield corporate credit, which offset a small loss from its investment-grade credit exposure for an overall net gain from the asset class. The Fund’s short position in 30-year Treasury bonds was the only material detractor for the year, with most of the losses suffered during the fourth quarter of 2016 and second quarter of 2017. At the end of the fiscal period, the Fund retained its long U.S., developed-market, and emerging-market equities positioning, albeit at a considerably lower gross exposure. In addition, the Fund remained modestly long high-yield corporate credit and short 30-year Treasuries and the U.S. dollar.

The Fund achieved the foregoing exposure and related performance primarily through the use of index futures to obtain broad exposure to global financial markets including U.S. and international equities, U.S. government bonds, and currencies.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized Inception to Date
Long/Short Alternative Fund, Class F‡	11.13%	3.08%
Long/Short Alternative Fund, Class Y	11.42%	3.25%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66%	0.34%
HFRX Equity Hedge Index	7.91%	1.80%

56	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Comparison of Change in the Value of a $100,000 Investment in the Long/Short Alternative Fund, Class F and Class Y, versus the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the HFRX Equity Hedge Index

1	For the year ended 9/30/17. Past performance is no indication of future performance. Class F Shares were offered beginning 12/19/14 and Class Y shares were offered beginning 4/30/15. Class Y shares performance for the period prior to 4/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
‡	See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	57

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.1%

Consumer Discretionary — 13.2%
Amazon.com, Cl A*	0.8%	21,914	$21,067
Dollar General	1.4	434,146	35,188
General Motors	0.8	472,051	19,061
Home Depot	0.8	118,932	19,453
Lowe’s	1.6	511,300	40,873
Nike, Cl B	0.8	376,866	19,540
Omnicom Group	0.6	204,096	15,117
TJX	1.1	389,684	28,731
Other Securities (A)	5.3		133,552

			332,582

Consumer Staples — 8.3%
Colgate-Palmolive	0.8	266,300	19,400
Constellation Brands, Cl A	0.7	90,979	18,146
CVS Health	1.4	444,177	36,120
JM Smucker	1.1	256,553	26,920
Kroger	0.6	742,980	14,904
PepsiCo	0.7	151,620	16,895
Philip Morris International	0.9	206,045	22,873
Other Securities	2.1		54,043

			209,301

Energy — 4.6%
Chevron	0.8	169,088	19,868
Occidental Petroleum	0.7	251,909	16,175
Other Securities (A)	3.1		77,986

			114,029

Financials — 16.2%
Aflac	0.9	283,786	23,097
Bank of America	0.8	746,855	18,925
Citigroup	0.8	277,690	20,199
JPMorgan Chase	0.8	201,687	19,263
Moody’s	1.4	258,578	35,997
MSCI, Cl A	0.8	177,080	20,701
State Street	1.1	295,256	28,209

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Travelers	0.6%	120,998	$14,825
US Bancorp	0.7	332,777	17,833
Wells Fargo	0.8	343,897	18,966
Other Securities (B)	7.5		190,583

			408,598

Health Care — 16.5%
Abbott Laboratories	0.7	330,021	17,610
Amgen, Cl A	1.3	168,167	31,355
Becton Dickinson	1.9	244,078	47,827
Biogen*	1.0	82,480	25,826
Johnson & Johnson	2.1	405,060	52,662
Merck	0.8	328,657	21,044
Mettler Toledo International*	1.2	47,321	29,631
UnitedHealth Group	2.8	356,899	69,899
Other Securities	4.7		120,275

			416,129

Industrials — 9.4%
3M	1.5	183,684	38,555
Delta Air Lines, Cl A	0.6	307,382	14,822
Graco	0.8	165,305	20,447
Illinois Tool Works	1.2	204,357	30,237
Middleby*	0.7	132,095	16,931
Other Securities (A)	4.6		115,097

			236,089

Information Technology — 18.7%
Alphabet, Cl A*	1.0	26,718	26,016
Alphabet, Cl C*	0.4	10,762	10,322
Analog Devices	0.8	226,408	19,510
Apple	0.6	102,380	15,779
Applied Materials	0.7	319,888	16,663
Intel	0.7	477,390	18,179
Mastercard, Cl A	1.6	293,258	41,408
Microsoft	1.6	540,211	40,240
Oracle, Cl B	0.8	420,383	20,326
Visa, Cl A	0.9	220,943	23,252
Other Securities (A)	9.6		239,531

			471,226

Materials — 4.6%
Sherwin-Williams, Cl A	1.4	97,200	34,801
Other Securities	3.2		81,668

			116,469

Real Estate — 1.1%
Other Securities ‡(A)	1.1		27,880

Telecommunication Services — 0.4%
Other Securities	0.4		9,289

58	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Utilities — 1.1%
Other Securities	1.1%		$27,167

Total Common Stock (Cost $1,842,024) ($ Thousands)			2,368,759

AFFILIATED PARTNERSHIP — 1.1%
SEI Liquidity Fund, L.P. 1.110% **†(C)	1.1	27,250,897	27,259

Total Affiliated Partnership (Cost $27,249) ($ Thousands)			27,259

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 5.9%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	5.9%	149,182,956	$149,183

Total Cash Equivalent (Cost $149,183) ($ Thousands)			149,183

Total Investments in Securities — 101.1% (Cost $2,018,456)($ Thousands)			$2,545,201

A list of the open futures contracts held by the Fund at September 30, 2017 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	93	Dec-2017	$11,444	$11,700	$256
S&P Mid Cap 400 Index E-MINI	7	Dec-2017	1,211	1,257	46

			$12,655	$12,957	$302

Percentages are based on a Net Assets of $2,518,510 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017, was $26,596 ($ Thousands).
(B)	Security is a Master Limited Partnership. At September 30, 2017, such securities amounted to $2,531 ($ Thousands), or 0.10% of Net Assets (see Note 2).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $27,259 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,368,759	$–	$–	$2,368,759
Affiliated Partnership	–	27,259	–	27,259
Cash Equivalent	149,183	–	–	149,183

Total Investments in Securities	$2,517,942	$27,259	$–	$2,545,201

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$302	$—	$—	$302

Total Other Financial Instruments	$302	$—	$—	$302

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	59

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$261,551	$253,106	$(487,406)	$(2)	$10	$27,259	$407
SEI Daily Income Trust, Government Fund, CI F	149,115	346,199	(346,131)	—	—	149,183	724

Totals	$410,666	$599,305	$(833,537)	$(2)	$10	$176,442	$1,131

The accompanying notes are an integral part of the financial statements.

60	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Value Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.2%

Consumer Discretionary — 9.0%
Dollar General	1.4%	239,968	$19,449
General Motors	1.1	391,373	15,804
Lowe’s	1.2	215,553	17,231
Omnicom Group	1.1	196,869	14,582
Ross Stores	0.6	136,549	8,817
Other Securities(A)	3.6		48,843

			124,726

Consumer Staples — 9.0%
CVS Health	2.3	387,219	31,489
JM Smucker	1.7	226,190	23,734
Kroger	1.0	720,240	14,448
Philip Morris International	1.3	168,397	18,694
Procter & Gamble	0.7	103,495	9,416
Other Securities	2.0		27,170

			124,951

Energy — 9.2%
BP ADR	0.8	275,876	10,602
Chevron	1.5	179,230	21,060
ExxonMobil	0.7	118,981	9,754
Occidental Petroleum	1.1	233,673	15,004
Royal Dutch Shell ADR, Cl A	0.7	155,127	9,398
Valero Energy	0.7	133,676	10,284
Other Securities(A)	3.7		50,997

			127,099

Financials — 22.5%
Aflac	1.7	282,472	22,990
Allstate	0.7	104,248	9,581
Bank of America	1.7	938,088	23,771
Citigroup	2.0	376,201	27,365
Discover Financial Services	0.7	141,677	9,135
JPMorgan Chase	1.9	281,224	26,860
Marsh & McLennan	1.1	178,232	14,938
State Street	1.8	267,765	25,582
SunTrust Banks	0.8	183,395	10,962
Travelers	0.8	87,793	10,756

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities‡(B)	9.3%		$129,991

			311,931

Health Care — 15.4%
Abbott Laboratories	1.5	380,086	20,281
Aetna, Cl A	0.7	59,309	9,431
AmerisourceBergen, Cl A	0.7	118,509	9,807
Amgen, Cl A	2.0	150,955	28,146
Anthem	0.8	57,621	10,941
Becton Dickinson	1.0	68,651	13,452
Johnson & Johnson	1.6	165,051	21,458
Merck	1.6	337,604	21,617
Pfizer	0.8	314,605	11,231
UnitedHealth Group	1.2	86,850	17,010
Other Securities	3.5		49,729

			213,103

Industrials — 9.2%
3M	0.9	60,264	12,649
American Airlines Group	0.6	171,193	8,130
Delta Air Lines, Cl A	0.9	266,828	12,866
Illinois Tool Works	1.2	110,335	16,325
WW Grainger(A)	1.0	79,368	14,266
Other Securities	4.6		62,986

			127,222

Information Technology — 8.9%
Automatic Data Processing	0.9	116,867	12,776
Cisco Systems	1.1	442,616	14,885
Intel	1.0	364,930	13,897
Microchip Technology(A)	1.0	145,954	13,104
Other Securities(A)	4.9		68,412

			123,074

Materials — 3.7%
Eastman Chemical	0.8	120,517	10,906
International Paper	0.6	151,191	8,591
LyondellBasell Industries, Cl A	0.7	102,542	10,157
Other Securities(A)	1.6		22,198

			51,852

Real Estate — 2.1%
Other Securities‡(A)	2.1		29,748

Telecommunication Services — 1.8%
AT&T	1.1	382,575	14,985
Other Securities	0.7		10,390

			25,375

Utilities — 3.4%
Exelon	0.7	273,188	10,291
Other Securities	2.7		36,637

			46,928

Total Common Stock (Cost $1,020,178) ($ Thousands)			1,306,009

SEI Institutional Managed Trust / Annual Report / September 30, 2017	61

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Value Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 2.2%
SEI Liquidity Fund, L.P. 1.110% **†(C)	2.2%	30,530,593	$30,531

Total Affiliated Partnership (Cost $30,530) ($ Thousands)			30,531

CASH EQUIVALENT — 3.9%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **† 3.9		54,156,796	54,157

Total Cash Equivalent (Cost $54,157) ($ Thousands)			54,157

Total Investments in Securities — 100.3% (Cost $1,104,865)($ Thousands)			$1,390,697

Percentages are based on a Net Assets of $1,386,098 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017, was $29,863 ($ Thousands).
(B)	Security is a Master Limited Partnership. At September 30, 2017, such securities amounted to $9,286 ($ Thousands), or 0.67% of Net Assets (see Note 2).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $30,531 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,306,009	$–	$–	$1,306,009
Affiliated Partnership	–	30,531	–	30,531
Cash Equivalent	54,157	–	–	54,157

Total Investments in Securities	$1,360,166	$30,531	$–	$1,390,697

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$49,707	$228,552	$(247,727)	$(2)	$1	$30,531	$85
SEI Daily Income Trust, Government Fund, CI F	47,204	323,633	(316,680)	—	—	54,157	336

Totals	$96,911	$552,185	$(564,407)	$(2)	$1	$84,688	$421

The accompanying notes are an integral part of the financial statements.

62	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Growth Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 95.3%

Consumer Discretionary — 15.9%
Amazon.com, Cl A*	2.5%	38,954	$37,448
Autozone*	1.1	27,455	16,339
Domino’s Pizza	0.8	59,012	11,717
Home Depot	0.8	71,150	11,637
Lowe’s	1.1	213,743	17,087
Nike, Cl B	1.4	414,317	21,482
Priceline Group*	0.9	7,309	13,381
TJX	1.7	335,369	24,727
Tractor Supply	0.9	213,880	13,536
Ulta Beauty*	0.8	55,295	12,500
Other Securities(A)	3.9		57,304

			237,158

Consumer Staples — 4.3%
Colgate-Palmolive	1.4	287,107	20,916
Constellation Brands, Cl A	1.0	76,271	15,212
PepsiCo	1.5	197,826	22,044
Other Securities	0.4		6,346

			64,518

Energy — 0.6%
Other Securities	0.6		8,546

Financials — 11.5%
CME Group	1.0	109,614	14,872
Factset Research Systems	0.8	69,903	12,590
Moody’s	2.4	262,006	36,474
MSCI, Cl A	1.5	186,831	21,841
US Bancorp	1.3	353,068	18,921
Wells Fargo	1.3	353,024	19,469
Other Securities	3.2		46,593

			170,760

Health Care — 17.0%
Alexion Pharmaceuticals*	0.9	95,843	13,446
Becton Dickinson	2.3	177,432	34,768
Biogen*	1.4	65,831	20,613
Celgene, Cl A*	1.1	114,597	16,710

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Johnson & Johnson	1.9%	218,651	$28,427
Mettler Toledo International*	1.6	39,168	24,525
UnitedHealth Group	3.6	274,030	53,669
Varian Medical Systems*	0.9	134,467	13,455
Other Securities	3.3		48,276

			253,889

Industrials — 8.8%
3M	1.3	94,899	19,919
Graco	1.4	167,141	20,674
Middleby*	1.1	127,542	16,347
United Technologies	1.1	137,265	15,934
Other Securities(A)	3.9		59,053

			131,927

Information Technology — 30.6%
Adobe Systems*	1.1	110,614	16,501
Alphabet, Cl A*	2.1	32,381	31,530
Alphabet, Cl C*	1.3	19,810	19,000
Analog Devices	1.3	215,758	18,592
Apple	1.5	140,050	21,585
ASML Holding, Cl G(A)	0.9	78,012	13,356
Autodesk, Cl A*	0.8	108,611	12,193
Electronic Arts*	0.8	104,886	12,383
Facebook, Cl A*	1.9	164,949	28,185
Mastercard, Cl A	2.6	272,991	38,546
Microsoft	3.6	718,183	53,497
Nvidia	1.2	100,643	17,992
Oracle, Cl B	1.2	384,205	18,576
PayPal Holdings*	1.2	277,765	17,785
Tencent Holdings ADR	1.0	333,965	14,666
Visa, Cl A	2.2	314,346	33,082
Other Securities(A)	5.9		88,383

			455,852

Materials — 4.9%
Ecolab	0.9	103,054	13,254
Praxair	1.0	101,704	14,212
Sherwin-Williams, Cl A	2.2	93,658	33,533
Other Securities	0.8		12,205

			73,204

Real Estate — 1.6%
Other Securities‡	1.6		23,372

Telecommunication Services — 0.1%
Other Securities	0.1		1,459

Total Common Stock (Cost $1,045,700) ($ Thousands)			1,420,685

SEI Institutional Managed Trust / Annual Report / September 30, 2017	63

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Growth Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.3%
SEI Liquidity Fund, L.P. 1.110% **†(B)	1.3%	18,752,337	$18,752

Total Affiliated Partnership (Cost $18,751) ($ Thousands)			18,752

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 3.4%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	3.4%	51,512,276	$51,512

Total Cash Equivalent (Cost $51,512) ($ Thousands)			51,512

Total Investments in Securities — 100.0% (Cost $1,115,963)($ Thousands)			$1,490,949

A list of the open futures contracts held at September 30, 2017 is as follows:

	Number of				Unrealized
Type of	Contracts	Expiration	Notional Amount	Value	Appreciation
Contract	Long	Date	($ Thousands)	($ Thousands)	($ Thousands)
S&P 500 Index E-MINI	3	Dec-2017	$376	$377	$1

Percentages are based on a Net Assets of $1,490,926 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017, was $18,513 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $18,752 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,420,685	$–	$–	$1,420,685
Affiliated Partnership	–	18,752	–	18,752
Cash Equivalent	51,512	–	–	51,512

Total Investments in Securities	$1,472,197	$18,752	$–	$1,490,949

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$1	$—	$—	$1

Total Other Financial Instruments	$1	$—	$—	$1

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$4,044	$182,934	$(168,226)	$(1)	$1	$18,752	$110
SEI Daily Income Trust, Government Fund, CI F	62,626	332,436	(343,550)	—	—	51,512	273

Totals	$66,670	$515,370	$(511,776)	$(1)	$1	$70,264	$383

The accompanying notes are an integral part of the financial statements.

64	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.6%

Consumer Discretionary — 13.8%
Amazon.com, Cl A*	1.1%	43,128	$41,461
Dollar General	0.9	387,947	31,443
Home Depot	0.5	118,848	19,439
Lear	0.5	115,549	19,999
Lowe’s	1.4	639,720	51,139
Nike, Cl B	0.6	389,570	20,199
TJX	0.9	431,984	31,850
Other Securities (A)	7.9		293,494

			509,024

Consumer Staples — 7.7%
Colgate-Palmolive	0.5	260,311	18,964
CVS Health	0.9	397,990	32,365
JM Smucker	0.5	185,331	19,447
PepsiCo	0.5	177,686	19,800
Philip Morris International	0.7	237,485	26,363
Tyson Foods, Cl A	0.5	281,181	19,809
Other Securities	4.1		149,784

			286,532

Energy — 4.2%
Chevron	0.7	213,036	25,032
Other Securities (A)	3.5		130,263

			155,295

Financials — 16.4%
Bank of America	1.2	1,730,747	43,857
Citigroup	0.7	379,987	27,640
JPMorgan Chase	1.2	478,943	45,744
Moody’s	1.1	288,575	40,172
MSCI, Cl A	0.7	225,501	26,361
State Street	0.6	214,861	20,528
Wells Fargo	0.6	427,725	23,589
Other Securities (A)(B)	10.3		380,638

			608,529

Health Care — 16.3%
Amgen, Cl A	0.7	145,948	27,212

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Becton Dickinson	1.5%	281,078	$55,077
Biogen*	0.9	109,633	34,328
Celgene, Cl A*	1.0	245,980	35,869
Johnson & Johnson	1.5	434,135	56,442
Merck	0.6	327,650	20,979
Mettler Toledo International*	0.5	31,398	19,660
Pfizer	0.7	706,138	25,209
UnitedHealth Group	2.2	421,525	82,556
Other Securities	6.7		246,031

			603,363

Industrials — 9.1%
3M	1.2	213,078	44,725
Graco	0.7	211,588	26,171
Illinois Tool Works	1.0	260,216	38,502
Raytheon	0.5	106,117	19,799
Other Securities (A)	5.7		206,828

			336,025

Information Technology — 19.8%
Adobe Systems*	0.6	137,412	20,499
Alphabet, Cl A*	0.7	27,622	26,896
Alphabet, Cl C*	0.7	26,751	25,657
Apple	1.2	284,529	43,852
Applied Materials	0.7	507,844	26,454
Facebook, Cl A*	1.0	209,203	35,747
Intel	0.6	570,596	21,728
Intuit	0.6	156,005	22,175
Mastercard, Cl A	1.4	372,740	52,631
Microsoft	1.4	704,989	52,515
Texas Instruments	0.5	211,061	18,920
Visa, Cl A	1.2	417,202	43,906
Other Securities (A)	9.2		342,471

			733,451

Materials — 4.3%
International Paper	0.6	367,473	20,880
Sherwin-Williams, Cl A	0.8	78,752	28,196
Other Securities	2.9		111,747

			160,823

Real Estate — 1.7%
Crown Castle International‡	0.5	198,875	19,884
Equinix‡	0.5	41,936	18,716
Other Securities‡	0.7		25,538

			64,138

Telecommunication Services — 0.7%
Other Securities	0.7		26,620

SEI Institutional Managed Trust / Annual Report / September 30, 2017	65

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Large Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Utilities — 1.6%
Other Securities	1.6%		$57,852

Total Common Stock (Cost $1,965,182) ($ Thousands)			3,541,652

RIGHTS — 0.0%
Other Securities	0.0		115

Total Rights (Cost $–) ($ Thousands)			115

		Shares

AFFILIATED PARTNERSHIP — 1.0%
SEI Liquidity Fund, L.P. 1.110% **†(C)	1.0	36,830,858	36,832

Total Affiliated Partnership (Cost $36,829) ($ Thousands)			36,832

		Shares

CASH EQUIVALENT — 4.4%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	4.4	162,414,973	162,415

Total Cash Equivalent (Cost $162,415) ($ Thousands)			162,415

Total Investments in Securities —101.0% (Cost $2,164,426)($ Thousands)			$3,741,014

Percentages are based on a Net Assets of $3,703,372 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017, was $36,073 ($ Thousands).
(B)	Security is a Master Limited Partnership. At September 30, 2017, such securities amounted to $6,910 ($ Thousands), or 0.19% of Net Assets (see Note 2).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $36,832 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,541,652	$–	$–	$3,541,652
Rights	–	115	–	115
Affiliated Partnership	–	36,832	–	36,832
Cash Equivalent	162,415	–	–	162,415

Total Investments in Securities	$3,704,067	$36,947	$–	$3,741,014

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$111,917	$340,014	$(415,097)	$(5)	$3	$36,832	$158
SEI Daily Income Trust, Government Fund, CI F	222,382	526,968	(586,935)	—	—	162,415	1,039

Totals	$334,299	$866,982	$(1,002,032)	$(5)	$3	$199,247	$1,197

The accompanying notes are an integral part of the financial statements.

66	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

S&P 500 Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).
Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.9%

Consumer Discretionary — 11.6%
Amazon.com, Cl A*	1.7%	14,249	$13,698
Comcast, Cl A	0.8	168,596	6,488
Home Depot	0.9	42,245	6,910
McDonald’s	0.6	29,117	4,562
Walt Disney	0.7	55,453	5,466
Other Securities (A)	6.9		54,578

			91,702

Consumer Staples — 8.1%
Altria Group	0.5	68,973	4,374
Coca-Cola	0.8	137,549	6,191
PepsiCo	0.7	51,315	5,718
Philip Morris International	0.8	55,687	6,182
Procter & Gamble	1.0	91,408	8,316
Wal-Mart Stores	0.5	52,561	4,107
Other Securities	3.8		28,865

			63,753

Energy — 6.0%
Chevron	1.0	67,923	7,981
ExxonMobil	1.6	151,846	12,448
Schlumberger, Cl A	0.4	49,900	3,481
Other Securities (A)	3.0		23,251

			47,161

Financials — 14.3%
Bank of America	1.1	351,645	8,911
Berkshire Hathaway, Cl B*	1.6	68,917	12,634
Citigroup	0.9	97,851	7,118
JPMorgan Chase	1.5	126,100	12,044
Wells Fargo	1.1	160,115	8,830
Other Securities	8.1		63,530

			113,067

Health Care — 14.0%
AbbVie	0.6	57,168	5,080
Amgen, Cl A	0.6	26,229	4,890
Bristol-Myers Squibb	0.5	58,792	3,747
Celgene, Cl A*	0.5	28,105	4,098
Gilead Sciences	0.5	46,966	3,805

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Johnson & Johnson	1.6%	96,154	$12,501
Medtronic	0.5	48,672	3,785
Merck	0.8	97,974	6,273
Pfizer	1.0	213,856	7,635
UnitedHealth Group	0.9	34,628	6,782
Other Securities	6.5		51,584

			110,180

Industrials — 10.3%
3M	0.6	21,401	4,492
Boeing	0.6	19,941	5,069
General Electric	0.9	310,309	7,503
Honeywell International	0.5	27,351	3,877
Union Pacific	0.4	28,793	3,339
Other Securities (A)	7.3		56,862

			81,142

Information Technology — 22.7%
Alphabet, Cl A*	1.3	10,646	10,366
Alphabet, Cl C*	1.3	10,770	10,330
Apple	3.6	185,182	28,540
Broadcom	0.4	14,446	3,504
Cisco Systems	0.8	179,161	6,025
Facebook, Cl A*	1.8	85,009	14,525
Intel	0.8	168,363	6,411
International Business
Machines	0.6	30,733	4,459
Mastercard, Cl A	0.6	33,517	4,733
Microsoft	2.6	276,089	20,566
Nvidia	0.5	21,365	3,819
Oracle, Cl B	0.7	108,023	5,223
Visa, Cl A	0.9	65,518	6,895
Other Securities (A)	6.8		54,125

			179,521

Materials — 2.9%
DowDuPont	0.7	83,821	5,803
Other Securities	2.2		17,300

			23,103

Real Estate — 2.9%
Other Securities ‡	2.9		23,033

Telecommunication Services — 2.1%
AT&T	1.1	220,059	8,620
Verizon Communications	0.9	146,196	7,235
Other Securities (A)	0.1		943

			16,798

Utilities — 3.0%
Other Securities	3.0		24,060

Total Common Stock
(Cost $347,838) ($ Thousands)			773,520

SEI Institutional Managed Trust / Annual Report / September 30, 2017	67

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

S&P 500 Index Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 0.1%
Other Securities (C)	0.1%		$805

Total U.S. Treasury Obligations (Cost $804) ($ Thousands)			805

AFFILIATED PARTNERSHIP — 0.5%
SEI Liquidity Fund, L.P. 1.110% **†(B)	0.5	3,765,592	3,765

Total Affiliated Partnership (Cost $3,765) ($ Thousands)			3,765

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	1.9%	14,705,096	$14,705

Total Cash Equivalent (Cost $14,705) ($ Thousands)			14,705

Total Investments in Securities — 100.4% (Cost $367,112)($ Thousands)			$792,795

A list of the open futures contracts held by the Fund at September 30, 2017 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	130	Dec-2017	$16,048	$16,355	$307

Percentages are based on a Net Assets of $789,983 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017, was $3,681 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $3,765 ($ Thousands).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P.— Limited Partnership

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$773,520	$–	$–	$773,520
U.S. Treasury Obligations	–	805	–	805
Affiliated Partnership	–	3,765	–	3,765
Cash Equivalent	14,705	–	–	14,705

Total Investments in Securities	$788,225	$4,570	$–	$792,795

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts*
Unrealized Appreciation	$307	$–	$–	$307

Total Other Financial Instruments	$307	$–	$–	$307

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$3,172	$26,881	$(26,288)	$—	$—	$3,765	$14
SEI Daily Income Trust, Government Fund, CI F	15,141	191,132	(191,568)	—	—	14,705	81

Totals	$18,313	$218,013	$(217,856)	$—	$—	$18,470	$95

The accompanying notes are an integral part of the financial statements.

68	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).
Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 92.8%

Consumer Discretionary — 13.1%
Cheesecake Factory	0.4%	63,080	$2,657
Jack in the Box	0.4	27,978	2,852
LCI Industries	0.6	32,196	3,730
LKQ*	0.6	99,001	3,563
Vail Resorts	0.6	15,431	3,520
William Lyon Homes, Cl A*(A)	0.4	110,745	2,546
Other Securities (A)	10.1		63,368

			82,236

Consumer Staples — 2.0%
Other Securities (A)	2.0		12,697

Energy — 2.8%
Gulfport Energy*	0.5	198,341	2,844
Other Securities (A)	2.3		14,790

			17,634

Financials — 14.0%
American Equity Investment Life Holding	0.6	125,128	3,639
Bank of the Ozarks	0.6	73,184	3,516
CNO Financial Group	0.4	113,252	2,643
First Commonwealth Financial	0.4	195,069	2,756
FNB (Pennsylvania)	0.5	231,314	3,245
Wintrust Financial	0.7	53,430	4,184
Other Securities ‡(A)	10.8		67,641

			87,624

Health Care — 15.0%
Acadia Healthcare, Cl A*(A)	0.7	90,254	4,310
AMN Healthcare Services*	0.7	99,284	4,537
Emergent BioSolutions*	0.4	66,147	2,676
Ligand Pharmaceuticals*(A)	1.2	54,936	7,480
Nektar Therapeutics, Cl A*	0.6	158,808	3,811

Description	Percentage of Net Assets (%)	Shares	Market Value ($Thousands)
COMMON STOCK (continued)
NeoGenomics*	0.4%	244,825	$2,725
Prestige Brands Holdings, Cl A*	0.7	86,511	4,333
Supernus Pharmaceuticals*	0.9	135,567	5,423
Teleflex	0.7	17,424	4,216
Other Securities (A)	8.7		54,241

			93,752

Industrials — 15.7%
Apogee Enterprises(A)	0.5	59,930	2,892
BWX Technologies, Cl W	0.5	51,997	2,913
Curtiss-Wright	0.4	26,938	2,816
Deluxe(A)	0.7	58,269	4,251
MasTec*	0.5	75,263	3,492
On Assignment*	0.6	68,303	3,667
Tetra Tech	0.5	67,866	3,159
WageWorks*	0.6	62,902	3,818
XPO Logistics*	0.9	80,947	5,487
Other Securities (A)	10.5		66,084

			98,579

Information Technology — 20.6%
Acxiom*	0.5	121,038	2,982
Blackhawk Network Holdings, Cl A*	0.9	133,923	5,866
CalAmp*	0.7	198,008	4,604
Callidus Software*	0.5	119,013	2,934
Cornerstone OnDemand*	0.4	67,965	2,760
Criteo ADR*(A)	0.6	85,711	3,557
Electronics For Imaging*	0.4	60,584	2,586
Finisar*	0.5	134,364	2,979
FireEye*(A)	0.6	212,285	3,560
Integrated Device Technology*	0.6	131,459	3,494
j2 Global	0.5	39,377	2,909
MAXIMUS	1.0	98,463	6,351
ON Semiconductor*	0.8	261,871	4,837
Stamps.com*	0.9	28,622	5,800
STMicroelectronics, Cl Y	0.5	164,357	3,192
Other Securities (A)	11.2		70,887

			129,298

Materials — 3.2%
US Concrete*(A)	0.4	34,169	2,607
Other Securities (A)	2.8		17,520

			20,127

Real Estate — 3.7%
Equity Commonwealth*‡	0.4	91,782	2,790
Park Hotels & Resorts‡	0.4	92,933	2,561
Other Securities ‡(A)	2.9		18,073

			23,424

Telecommunication Services — 0.2%
Other Securities (A)	0.2		1,330

Utilities — 2.5%
ALLETE	0.5	38,381	2,966

SEI Institutional Managed Trust / Annual Report / September 30, 2017	69

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	2.0%		$12,851

			15,817

Total Common Stock (Cost $503,440) ($ Thousands)			582,518

RIGHTS — 0.0%
Other Securities	0.0		—

Total Rights (Cost $–) ($ Thousands)			—

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 9.7%
SEI Liquidity Fund, L.P. 1.110% **†(B)	9.7%	60,703,060	$60,702

Total Affiliated Partnership (Cost $60,702) ($ Thousands)			60,702

CASH EQUIVALENT — 7.2%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	7.2	45,088,888	45,089

Total Cash Equivalent (Cost $45,089) ($ Thousands)			45,089

Total Investments in Securities — 109.7% (Cost $609,231)($ Thousands)			$688,309

A list of the open futures contracts held by the Fund at September 30, 2017 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)

Russell 2000 Index E-MINI	266	Dec-2017	$18,878	$19,856	$978

Percentages are based on a Net Assets of $627,490 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017, was $59,669 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $60,702 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$582,518	$–	$–	$582,518
Rights	–	–	–	–
Affiliated Partnership	–	60,702	–	60,702
Cash Equivalent	45,089	–	–	45,089

Total Investments in Securities	$627,607	$60,702	$–	$688,309

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Appreciation	$978	$—	$—	$978

Total Other Financial Instruments	$978	$—	$—	$978

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

70	SEI Institutional Managed Trust / Annual Report / September 30, 2017

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$52,352	$191,557	$(183,206)	$(1)	$—	$60,702	$698
SEI Daily Income Trust, Government Fund, CI F	35,775	196,946	(187,632)	—	—	45,089	199

Totals	$88,127	$388,503	$(370,838)	$(1)	$—	$105,791	$897

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	71

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Value Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK ††— 94.7%

Consumer Discretionary — 10.0%
Big Lots(A)	0.6%	40,025	$2,144
Dana	0.5	68,012	1,902
Lithia Motors, Cl A	0.7	21,621	2,601
Nexstar Media Group, Cl A	0.6	34,887	2,174
Six Flags Entertainment	0.6	37,170	2,265
Other Securities (A)	7.0		27,876

			38,962

Consumer Staples — 3.7%
Sanderson Farms(A)	0.7	17,233	2,783
Other Securities	3.0		11,389

			14,172

Energy — 4.8%
Callon Petroleum*	0.6	188,970	2,124
Gulfport Energy*	0.5	136,226	1,953
Parsley Energy, Cl A*	0.5	77,491	2,041
PBF Energy, Cl A(A)	0.6	89,631	2,475
Other Securities (A)	2.6		10,208

			18,801

Financials — 26.8%
American Equity Investment Life Holding	0.9	120,011	3,490
BGC Partners, Cl A	0.7	193,233	2,796
Central Pacific Financial	0.5	58,078	1,869
CNO Financial Group	0.8	137,691	3,214
Columbia Banking System	0.8	70,409	2,965
First Commonwealth Financial	0.8	207,955	2,938
FNB (Pennsylvania)	0.7	184,733	2,592
Fulton Financial	0.6	120,960	2,268
Hanover Insurance Group, Cl A	0.6	22,241	2,156
IBERIABANK	0.7	31,303	2,572
MB Financial	0.8	69,136	3,113
MGIC Investment*	0.5	166,948	2,092
OFG Bancorp	0.5	224,695	2,056
Old National Bancorp, Cl A	0.6	123,994	2,269

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PacWest Bancorp	1.0%	75,057	$3,791
South State	0.6	24,795	2,233
Starwood Property Trust‡	0.7	133,544	2,901
Other Securities ‡(A)	15.0		58,725

			104,040

Health Care — 4.8%
Lannett*(A)	0.6	128,997	2,380
Ligand Pharmaceuticals*(A)	0.9	26,481	3,605
Other Securities (A)	3.3		12,674

			18,659

Industrials — 15.4%
Atlas Air Worldwide Holdings*	0.5	29,603	1,948
BWX Technologies, Cl W	0.6	39,855	2,233
Genesee & Wyoming, Cl A*	0.8	43,712	3,235
ITT	0.6	49,796	2,204
KAR Auction Services	0.7	60,201	2,874
Meritor*	0.5	77,991	2,029
Teledyne Technologies*	0.8	18,161	2,891
Other Securities (A)	10.9		42,525

			59,939

Information Technology — 11.6%
ACI Worldwide*	0.5	83,964	1,913
IAC*	0.9	30,606	3,599
Sanmina*	0.7	74,103	2,753
Tech Data*	0.5	23,227	2,064
Other Securities (A)	9.0		34,943

			45,272

Materials — 6.2%
FMC	0.7	32,353	2,889
Silgan Holdings	0.8	99,914	2,940
Valvoline	0.7	110,805	2,598
Other Securities (A)	4.0		15,748

			24,175

Real Estate — 7.6%
Gaming and Leisure Properties‡	0.6	60,524	2,233
Getty Realty‡	0.5	65,648	1,878
Howard Hughes*	0.6	20,585	2,428
Medical Properties Trust‡(A)	0.6	174,357	2,289
Other Securities ‡(A)	5.3		20,733

			29,561

Telecommunication Services — 0.2%
Other Securities (A)	0.2		821

Utilities — 3.6%
ALLETE	0.5	25,691	1,986
PNM Resources	0.5	51,658	2,082
Portland General Electric	0.6	47,923	2,187

72	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Other Securities	2.0%		$7,788

			14,043

Total Common Stock (Cost $303,165) ($ Thousands)			368,445

AFFILIATED PARTNERSHIP — 8.5%
SEI Liquidity Fund, L.P. 1.110% **†(B)	8.5	33,168,176	33,169

Total Affiliated Partnership (Cost $33,168) ($ Thousands)			33,169

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 3.1%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	3.1%	11,855,222	$11,855

Total Cash Equivalent (Cost $11,855) ($ Thousands)			11,855

Total Investments in Securities — 106.3% (Cost $348,188)($ Thousands)			$413,469

A list of the open futures contracts held by the Fund at September 30, 2017 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation) ($ Thousands)

Russell 2000 Index E-MINI	50	Dec-2017	$3,724	$3,732	$8

Percentages are based on a Net Assets of $389,005 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017, was $32,558 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $33,169 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$368,445	$–	$–	$368,445
Affiliated Partnership	–	33,169	–	33,169
Cash Equivalent	11,855	–	–	11,855

Total Investments in Securities	$380,300	$33,169	$–	$413,469

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$8	$—	$—	$8

Total Other Financial Instruments	$8	$—	$—	$8

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$104,013	$162,697	$(233,540)	$(2)	$1	$33,169	$511
SEI Daily Income Trust, Government Fund, CI F	17,700	114,773	(120,618)	—	—	11,855	97

Totals	$121,713	$277,470	$(354,158)	$(2)	$1	$45,024	$608

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	73

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Growth Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 95.1%

Consumer Discretionary — 11.5%
Bright Horizons Family Solutions*	0.8%	33,451	$2,884
Grand Canyon Education*	0.7	27,520	2,499
Ollie’s Bargain Outlet Holdings*	0.9	64,996	3,016
Planet Fitness, Cl A	1.1	134,274	3,623
Sally Beauty Holdings*	0.6	102,708	2,011
Other Securities (A)	7.4		25,469

			39,502

Consumer Staples — 1.3%
Other Securities (A)	1.3		4,488

Energy — 0.9%
Other Securities	0.9		3,153

Financials — 4.6%
Eagle Bancorp*	0.7	36,867	2,472
Wintrust Financial	0.8	36,144	2,830
Other Securities (A)(B)(C)(D)(E)	3.1		10,582

			15,884

Health Care — 23.4%
Acadia Healthcare, Cl A*(A)	0.6	45,812	2,188
AMN Healthcare Services*	0.9	66,240	3,027
Exact Sciences*	0.7	54,254	2,556
Immunomedics*(A)	0.6	153,846	2,151
Medidata Solutions*	0.8	36,231	2,828
Nevro*	0.6	22,100	2,008
Omnicell*	0.6	38,959	1,989
PRA Health Sciences*	0.9	39,282	2,992
Prestige Brands Holdings, Cl A*	0.9	59,148	2,963
Supernus Pharmaceuticals*	0.8	64,200	2,568
Vocera Communications*	0.7	75,566	2,371
Other Securities (A)	15.3		52,677

			80,318

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Industrials — 20.8%
Air Transport Services Group*	0.7%	97,075	$2,363
Apogee Enterprises	0.6	39,805	1,921
Deluxe	1.0	47,514	3,467
Healthcare Services Group	0.8	51,806	2,796
Heartland Express	0.6	84,262	2,113
Heritage-Crystal Clean*	0.6	91,560	1,991
John Bean Technologies, Cl A	1.3	44,960	4,545
Kennametal	0.6	49,212	1,985
MasTec*	0.6	43,610	2,023
Mercury Systems*	1.1	69,272	3,594
On Assignment*	0.6	38,770	2,081
SP Plus*	0.7	57,255	2,262
TriNet Group*	0.7	73,375	2,467
WageWorks*	0.7	38,501	2,337
XPO Logistics*	0.8	41,710	2,827
Other Securities (A)	9.4		32,469

			71,241

Information Technology — 28.8%
2U*	0.6	36,798	2,062
Blackhawk Network Holdings, Cl A*	0.9	67,636	2,962
CalAmp*	0.6	87,333	2,030
Callidus Software*	0.9	125,475	3,093
Cognex	0.6	19,477	2,148
Coherent*	0.6	9,157	2,153
Euronet Worldwide*	0.9	30,800	2,920
Exa*	0.6	80,693	1,951
FireEye*(A)	0.9	178,365	2,991
Littelfuse	1.0	17,690	3,465
LogMeIn	0.8	24,792	2,728
MAXIMUS	0.6	32,564	2,100
Monolithic Power Systems	1.0	32,645	3,478
Proofpoint*(A)	0.5	21,450	1,871
Q2 Holdings*	0.8	63,388	2,640
RingCentral, Cl A*	0.9	76,857	3,209
Other Securities (A)	16.6		56,979

			98,780

Materials — 2.2%
Summit Materials, Cl A*	0.7	72,333	2,317
Other Securities	1.5		5,087

			7,404

Real Estate — 1.4%
Other Securities ‡(A)	1.4		4,981

74	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Telecommunication Services — 0.2%
Other Securities	0.2%		$776

Total Common Stock (Cost $275,937) ($ Thousands)			326,527

RIGHTS — 0.0%
Other Securities (C)	0.0		—

Total Rights (Cost $–) ($ Thousands)			—

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 8.0%
SEI Liquidity Fund, L.P. 1.110% **†(F)	8.0%	27,404,461	$27,403

Total Affiliated Partnership (Cost $27,404) ($ Thousands)			27,403

CASH EQUIVALENT — 3.7%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	3.7	12,752,780	12,753

Total Cash Equivalent (Cost $12,753) ($ Thousands)			12,753

Total Investments in Securities — 106.8% (Cost $316,094)($ Thousands)			$366,683

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	14	Dec-2017	$1,043	$1,045	$2

Percentages are based on Net Assets of $343,284 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $27,115 ($ Thousands).
(B)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2017 was $61 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Securities considered illiquid. The total value of such securities as of September 30, 2017 was $61 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.
(E)	Securities considered restricted. The total market value of such securities as of September 30, 2017 was $61 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.
(F)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $27,403 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$326,466	$–	$61	$326,527
Rights	–	–	–	–
Affiliated Partnership	–	27,403	–	27,403
Cash Equivalent	12,753	–	–	12,753

Total Investments in Securities	$339,219	$27,403	$61	$366,683

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$2	$—	$—	$2

Total Other Financial Instruments	$2	$—	$—	$2

*	Futures contracts are valued at the unrealized appreciation on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	75

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Growth Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$31,161	$107,931	$(111,687)	$(1)	$(1)	$27,403	$557
SEI Daily Income Trust, Government Fund, CI F	12,401	105,328	(104,976)	—	—	12,753	72

Totals	$43,562	$213,259	$(216,663)	$(1)	$(1)	$40,156	$629

The accompanying notes are an integral part of the financial statements.

76	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Small/Mid Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.5%

Consumer Discretionary — 10.9%
Big Lots(A)	0.4%	62,582	$3,352
Lithia Motors, Cl A(A)	0.8	53,748	6,466
Six Flags Entertainment	0.7	94,131	5,736
Skechers U.S.A., Cl A*	0.4	144,632	3,629
Vail Resorts	0.4	16,565	3,779
Other Securities(A)	8.2		70,154

			93,116

Consumer Staples — 3.1%
Other Securities(A)	3.1		26,470

Energy — 3.8%
PBF Energy, Cl A(A)	0.5	153,336	4,234
RSP Permian*	0.5	114,471	3,959
Other Securities(A)	2.8		24,196

			32,389

Financials — 19.0%
American Equity Investment Life Holding	0.5	160,817	4,677
BGC Partners, Cl A	0.6	327,534	4,739
Capitol Federal Financial	0.4	221,123	3,251
Columbia Banking System	0.5	95,842	4,036
East West Bancorp	0.4	57,713	3,450
Everest Re Group	0.4	13,363	3,052
Green Dot, Cl A*	0.6	111,315	5,519
Hanover Insurance Group, Cl A	0.4	34,803	3,373
MB Financial	0.9	161,930	7,290
PacWest Bancorp	0.8	143,406	7,243
Selective Insurance Group	0.4	56,285	3,031
SLM*	0.4	260,629	2,989
South State	0.4	41,797	3,764
Starwood Property Trust‡	0.6	224,339	4,873
Western Alliance Bancorp*	0.4	71,507	3,796
Zions Bancorporation	0.5	97,856	4,617

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Other Securities‡(A)	10.8%		$93,395

			163,095

Health Care — 9.4%
Align Technology*	0.4	19,671	3,664
Chemed	0.4	14,754	2,981
Ligand Pharmaceuticals*(A)	1.1	65,105	8,864
PRA Health Sciences*	0.4	48,881	3,723
Other Securities(A)	7.1		60,964

			80,196

Industrials — 16.0%
Atlas Air Worldwide Holdings*	0.4	50,906	3,350
BWX Technologies, Cl W	0.8	120,611	6,757
Crane, Cl A	0.4	40,914	3,273
Genesee & Wyoming, Cl A*	0.9	108,236	8,011
Kaman, Cl A	0.4	58,958	3,289
KAR Auction Services	0.4	85,739	4,093
Meritor*	0.4	119,937	3,120
Owens Corning	0.4	42,973	3,324
Teledyne Technologies*	0.4	20,481	3,260
Other Securities(A)	11.5		98,822

			137,299

Information Technology — 17.3%
ACI Worldwide*	0.4	169,259	3,856
IAC*	1.2	84,810	9,972
j2 Global	0.4	43,501	3,214
Littelfuse	0.4	16,324	3,198
RingCentral, Cl A*	0.4	86,143	3,596
Silicon Motion Technology ADR(A)	0.4	76,065	3,653
Take-Two Interactive Software, Cl A*	0.5	46,012	4,704
VeriFone Holdings*	0.4	177,965	3,609
Other Securities(A)	13.2		112,723

			148,525

Materials — 6.0%
FMC	1.1	102,396	9,145
Silgan Holdings	0.3	104,708	3,082
Other Securities(A)	4.6		39,661

			51,888

Real Estate — 6.6%
CoreCivic‡	0.4	115,755	3,099
Gaming and Leisure Properties‡	0.4	89,751	3,311
Howard Hughes*	0.5	36,098	4,257
Medical Properties Trust‡(A)	0.5	314,009	4,123
Other Securities‡(A)	4.8		41,589

			56,379

Telecommunication Services — 0.3%
Other Securities	0.3		3,007

SEI Institutional Managed Trust / Annual Report / September 30, 2017	77

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Small/Mid Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Utilities — 2.1%
Other Securities	2.1%		$17,993

Total Common Stock (Cost $510,394) ($ Thousands)			810,357

RIGHTS — 0.0%
Other Securities	0.0		12

Total Rights (Cost $–) ($ Thousands)			12

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 9.0%
SEI Liquidity Fund, L.P. 1.110% **†(B)	9.0%	76,978,282	$76,976

Total Affiliated Partnership (Cost $76,977) ($ Thousands)			76,976

CASH EQUIVALENT — 5.5%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	5.5	47,191,647	47,192

Total Cash Equivalent (Cost $47,192) ($ Thousands)			47,192

Total Investments in Securities — 109.0% (Cost $634,563)($ Thousands)			$934,537

A list of the open futures contracts held by the Fund at September 30, 2017, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	14	Dec-2017	$994	$1,046	$52
S&P Mid Cap 400 Index E-MINI	7	Dec-2017	1,203	1,257	54

			$2,197	$2,303	$106

Percentages are based on a Net Assets of $857,632 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017, was $75,724 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $76,976 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$810,357	$–	$–	$810,357
Rights	–	12	–	12
Affiliated Partnership	–	76,976	–	76,976
Cash Equivalent	47,192	–	–	47,192

Total Investments in Securities	$857,549	$76,988	$–	$934,537

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$106	$—	$—	$106

Total Other Financial Instruments	$106	$—	$—	$106

*	Futures contracts are valued at unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

78	SEI Institutional Managed Trust / Annual Report / September 30, 2017

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$180,708	$431,952	$(535,679)	$(4)	$(1)	$76,976	$925
SEI Daily Income Trust, Government Fund, CI F	33,689	152,805	(139,302)	–	–	47,192	207

Totals	$214,397	$584,757	$(674,981)	$(4)	$(1)	$124,168	$1,132

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	79

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Mid-Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.9%

Consumer Discretionary — 14.1%
Adient	0.7%	9,400	$790
Best Buy	0.8	17,000	968
Hilton Worldwide Holdings	0.7	11,900	826
Lear	0.8	5,300	917
LKQ*	0.7	22,200	799
NVR*	0.8	340	971
PVH	0.7	6,500	819
Ross Stores	0.7	12,000	775
Royal Caribbean Cruises	0.9	8,300	984
Yum China Holdings*	0.7	20,900	835
Other Securities(A)	6.6		7,625

			16,309

Consumer Staples — 3.3%
Dr Pepper Snapple Group	0.7	8,700	770
Tyson Foods, Cl A	0.9	14,100	993
Other Securities	1.7		2,066

			3,829

Energy — 4.0%
Andeavor	0.7	8,100	836
Devon Energy	0.8	26,300	965
Marathon Petroleum	0.9	19,500	1,094
Other Securities	1.6		1,778

			4,673

Financials — 12.4%
Ameriprise Financial	0.8	6,600	980
Citizens Financial Group	0.8	24,600	932
Comerica	0.7	11,100	847
Fifth Third Bancorp	0.8	31,900	893
Lincoln National	0.7	11,800	867
Regions Financial	0.8	57,000	868
Unum Group	0.8	17,200	879
Other Securities‡	7.0		8,010

			14,276

Health Care — 10.7%
Agilent Technologies	0.8	14,600	937

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Centene*	0.9%	10,600	$1,026
Cerner*	0.9	14,700	1,048
IDEXX Laboratories*	0.7	5,300	824
Mylan*	0.7	25,400	797
Zoetis, Cl A	1.0	18,000	1,148
Other Securities	5.7		6,580

			12,360

Industrials — 12.2%
Cummins	0.8	5,800	975
Huntington Ingalls Industries, Cl A	0.8	4,200	951
Ingersoll-Rand	0.8	10,100	901
Orbital ATK	0.7	5,900	786
Spirit AeroSystems Holdings, Cl A	0.8	12,000	933
United Rentals*	0.7	5,700	791
Other Securities	7.6		8,788

			14,125

Information Technology — 16.6%
Applied Materials	0.7	15,000	781
Cadence Design Systems*	0.7	19,800	781
CDW	0.7	11,700	772
Electronic Arts*	0.7	6,600	779
KLA-Tencor	0.8	8,300	880
Lam Research	1.0	6,300	1,166
Skyworks Solutions	0.8	9,000	917
Symantec, Cl A	0.8	29,000	951
Synopsys*	0.7	10,500	845
Total System Services	0.7	12,200	799
Other Securities	9.0		10,452

			19,123

Materials — 6.5%
WestRock	0.7	13,700	777
Other Securities	5.8		6,688

			7,465

Real Estate — 8.5%
CBRE Group, Cl A*	0.7	21,000	795
ProLogis‡	0.8	14,600	926
Other Securities‡	7.0		8,058

			9,779

Telecommunication Services — 0.6%
Other Securities	0.6		722

Utilities — 7.0%
DTE Energy	0.7	7,800	837
Eversource Energy	0.7	13,700	828
PPL	0.8	25,100	953
Other Securities	4.8		5,487

			8,105

Total Common Stock (Cost $96,800) ($ Thousands)			110,766

80	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P. 1.110% **†(B)	0.0%	52,107	$52

Total Affiliated Partnership (Cost $52) ($ Thousands)			52

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 4.0%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	4.0%	4,669,400	$4,669

Total Cash Equivalent (Cost $4,669) ($ Thousands)			4,669

Total Investments in Securities — 99.9% (Cost $101,521)($ Thousands)			$115,487

A list of the open futures contracts held by the Fund at September 30, 2017 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
S&P Mid Cap 400 Index E-MINI	5	Dec-2017	$859	$898	$39

Percentages are based on a Net Assets of $115,554 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017, was $52 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $52 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$110,766	$–	$–	$110,766
Affiliated Partnership	–	52	–	52
Cash Equivalent	4,669	–	–	4,669

Total Investments in Securities	$115,435	$52	$–	$115,487

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$39	$—	$—	$39

Total Other Financial Instruments	$39	$—	$—	$39

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$5,714	$8,801	$(14,463)	$—	$—	$52	$18
SEI Daily Income Trust, Government Fund, CI F	2,189	36,701	(34,221)	—	—	4,669	28

Totals	$7,903	$45,502	$(48,684)	$—	$—	$4,721	$46

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	81

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.7%

Consumer Discretionary — 10.1%
Darden Restaurants	0.7%	135,545	$10,678
McDonald’s	0.9	94,320	14,778
Target, Cl A	0.8	200,400	11,826
Walt Disney	0.7	113,646	11,202
Other Securities	7.0		110,882

			159,366

Consumer Staples — 15.8%
Altria Group	1.2	293,759	18,630
Costco Wholesale	0.9	82,114	13,491
CVS Health	0.6	112,600	9,157
Dr Pepper Snapple Group	1.0	180,579	15,976
Kimberly-Clark	0.7	90,119	10,605
McCormick	0.7	101,092	10,376
PepsiCo	0.9	134,450	14,982
Philip Morris International	0.8	113,868	12,640
Procter & Gamble	0.8	140,680	12,799
Sanderson Farms	0.6	56,492	9,125
Sysco, Cl A	0.6	183,443	9,897
Tyson Foods, Cl A	0.9	194,530	13,705
Wal-Mart Stores	1.6	320,160	25,017
Other Securities	4.5		73,927

			250,327

Energy — 1.5%
ExxonMobil	0.6	111,500	9,141
Other Securities	0.9		14,188

			23,329

Financials — 14.2%
Allstate	0.7	125,495	11,534
Arch Capital Group*	0.6	90,931	8,957
Axis Capital Holdings	0.7	192,717	11,045
Berkshire Hathaway, Cl B*	0.9	75,500	13,841
CBOE Holdings	0.7	102,115	10,991
Everest Re Group	1.0	66,152	15,108
Progressive	0.7	211,774	10,254
Travelers	0.9	113,859	13,950
Validus Holdings	0.7	235,678	11,598

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Other Securities‡	7.3%		$116,620

			223,898

Health Care — 15.7%
Anthem	0.6	48,900	9,285
Baxter International	1.0	252,970	15,874
Johnson & Johnson	2.3	276,385	35,933
Merck	2.2	530,453	33,965
Pfizer	1.5	670,034	23,920
UnitedHealth Group	0.7	57,996	11,359
Other Securities	7.4		118,158

			248,494

Industrials — 7.2%
Boeing	0.8	51,502	13,092
Republic Services	0.8	180,600	11,930
Waste Management	1.5	311,108	24,350
Other Securities	4.1		65,372

			114,744

Information Technology — 12.0%
Amdocs	1.6	387,743	24,940
Apple	1.2	128,646	19,827
Cisco Systems	0.9	410,200	13,795
Dell Technologies, Cl V*	0.6	119,541	9,230
Intel	0.7	300,634	11,448
International Business Machines	0.7	73,000	10,591
Other Securities	6.3		100,820

			190,651

Materials — 1.8%
Other Securities	1.8		29,169

Real Estate — 3.3%
Other Securities‡	3.3		52,241

Telecommunication Services — 5.1%
AT&T	1.6	658,033	25,775
Verizon Communications	1.8	583,229	28,864
Other Securities	1.7		25,404

			80,043

Utilities — 11.0%
American Electric Power	1.2	259,230	18,208
Edison International	0.8	157,821	12,179
Entergy	0.7	149,509	11,416
Exelon	1.5	645,690	24,323
PPL	0.8	333,990	12,675
Public Service Enterprise Group	0.7	238,745	11,042
Other Securities	5.3		83,705

			173,548

Total Common Stock (Cost $1,289,000) ($ Thousands)			1,545,810

82	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	2.1%	32,713,195	$32,713

Total Cash Equivalent (Cost $32,713) ($ Thousands)			32,713

Total Investments in Securities — 99.8% (Cost $1,321,713)($ Thousands)			$1,578,523

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	169	Dec-2017	$20,977	$21,261	$284

Percentages are based on a Net Assets of $1,581,542 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

Cl — Class

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,545,810	$–	$–	$1,545,810
Cash Equivalent	32,713	–	–	32,713

Total Investments in Securities	$1,578,523	$–	$–	$1,578,523

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$284	$—	$—	$284

Total Other Financial Instruments	$284	$—	$—	$284

*	Futures Contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$39,118	$428,961	$(435,366)	$—	$—	$32,713	$146

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	83

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Global Managed Volatility Fund

†Percentages are based on total investments.
Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.1%

Australia — 2.9%
Wesfarmers	0.6%	283,998	$9,210
Other Securities ‡	2.3		33,043

			42,253

Austria — 1.4%
voestalpine	0.8	238,610	12,171
Other Securities	0.6		8,866

			21,037

Belgium — 0.7%
Other Securities	0.7		9,613

Canada — 7.3%
Bank of Montreal	0.7	134,217	10,134
National Bank of Canada	0.7	216,700	10,405
Rogers Communications, Cl B	0.7	193,700	9,965
Other Securities ‡	5.2		76,250

			106,754

China — 0.0%
Other Securities	0.0		273

Denmark — 2.3%
Carlsberg, Cl B	0.7	93,237	10,205
Other Securities	1.6		23,484

			33,689

Finland — 0.3%
Other Securities	0.3		4,782

France — 1.3%
Other Securities	1.3		18,782

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Germany — 1.7%
Other Securities	1.7%		$24,088

Guernsey — 0.6%
Amdocs	0.6	141,376	9,093

Hong Kong — 4.8%
CLP Holdings, Cl B	1.1	1,624,656	16,651
Other Securities ‡(A)	3.7		53,290

			69,941

Ireland — 0.0%
Other Securities ‡	0.0		616

Israel — 1.6%
Bank Hapoalim	0.7	1,360,351	9,528
Other Securities	0.9		13,801

			23,329

Italy — 0.7%
Other Securities	0.7		9,930

Japan — 7.0%
Other Securities ‡	7.0		101,325

Jersey — 0.1%
Other Securities	0.1		761

Luxembourg — 0.2%
Other Securities	0.2		2,917

Netherlands — 0.2%
Other Securities (A)	0.2		3,605

New Zealand — 2.0%
Other Securities ‡	2.0		29,198

Norway — 1.6%
Orkla	0.7	1,036,596	10,639
Telenor	0.7	476,079	10,071
Other Securities	0.2		2,337

			23,047

Panama — 0.7%
Carnival	0.7	148,112	9,564

Portugal — 0.3%
Other Securities	0.3		4,133

84	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Singapore — 1.9%
Other Securities ‡	1.9%		$27,889

Spain — 0.4%
Other Securities	0.4		6,156

Sweden — 2.3%
ICA Gruppen	0.7	258,567	9,697
Swedish Match	0.8	339,138	11,871
Other Securities	0.8		12,287

			33,855

Switzerland — 6.0%
Nestle	1.2	211,811	17,753
Novartis	1.0	166,517	14,266
Other Securities	3.8		54,845

			86,864

United Kingdom — 3.4%
Other Securities ‡	3.4		49,892

United States — 45.4%
AGNC Investment ‡	1.3	871,601	18,896
Altria Group	0.8	186,895	11,853
Annaly Capital Management ‡	0.7	865,718	10,553
Bio-Rad Laboratories, Cl A *	0.7	47,156	10,479
Chemed	0.7	52,849	10,678
Clorox	1.1	120,559	15,903
Coca-Cola	1.0	313,619	14,116
Colgate-Palmolive	0.7	135,965	9,905
Danaher, Cl A	0.7	117,032	10,039
Estee Lauder, Cl A	0.7	96,068	10,360
Home Depot	0.7	63,923	10,455
Humana	0.8	50,401	12,279
Johnson & Johnson	1.4	151,599	19,709
Lincoln National	0.6	124,572	9,154
ManpowerGroup	0.7	82,673	9,741
Mastercard, Cl A	0.6	66,479	9,387
McDonald’s	1.4	129,952	20,361
Merck	0.7	157,053	10,056
MetLife	0.7	205,195	10,660
Mettler Toledo International *	0.8	17,574	11,004
PepsiCo	1.0	134,313	14,966
Pfizer	0.7	294,129	10,500
Philip Morris International	0.7	88,791	9,857
Procter & Gamble	1.2	187,363	17,046
Quest Diagnostics	0.7	107,105	10,029
Reliance Steel & Aluminum	0.6	123,148	9,380
Republic Services	0.8	178,981	11,823
Sysco, Cl A	0.8	222,527	12,005
Teleflex	0.8	46,842	11,334
United Parcel Service, Cl B	0.7	84,008	10,089

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

United States (continued)
Voya Financial	0.8%	285,179	$11,376
Wal-Mart Stores	0.7	123,212	9,628
Walt Disney	0.6	94,631	9,328
Waste Management	0.8	145,909	11,420
Other Securities ‡	17.7		257,277

			661,646

Total Common Stock (Cost $1,208,108) ($ Thousands)			1,415,032

PREFERRED STOCK — 0.3%

Germany — 0.3%
Other Securities	0.3		3,410

Sweden — 0.0%
Other Securities	0.0		482

Total Preferred Stock (Cost $3,751) ($ Thousands)			3,892

RIGHTS* — 0.0%

New Zealand — 0.0%
Other Securities	0.0		—

Singapore — 0.0%
Other Securities	0.0		103

Total Rights (Cost $–) ($ Thousands)			103

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	2.3	34,015,918	34,016

Total Cash Equivalent (Cost $34,016) ($ Thousands)			34,016

Total Investments in Securities — 99.7% (Cost $1,245,875)($ Thousands)			$1,453,043

SEI Institutional Managed Trust / Annual Report / September 30, 2017	85

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Global Managed Volatility Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	60	Dec-2017	$2,511	$2,537	$56
FTSE 100 Index	15	Dec-2017	1,463	1,475	3
Hang Seng Index	3	Oct-2017	526	528	2
S&P 500 Index E-MINI	85	Dec-2017	10,478	10,693	215
SPI 200 Index	7	Dec-2017	792	778	(4)
TOPIX Index	11	Dec-2017	1,609	1,637	59

			$17,379	$17,648	$331

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Brown Brothers Harriman	10/30/17	USD	11	NOK	84	$—
Brown Brothers Harriman	10/30/17	USD	10	GBP	8	—
Brown Brothers Harriman	10/30/17	USD	34	GBP	26	—
Brown Brothers Harriman	10/30/17	USD	51	SEK	416	—
Brown Brothers Harriman	10/30/17	USD	65	NZD	90	—
Brown Brothers Harriman	10/30/17	USD	2	NZD	3	—
Brown Brothers Harriman	10/30/17	USD	70	DKK	441	—
Brown Brothers Harriman	10/30/17	USD	158	CAD	195	(2)
Brown Brothers Harriman	10/30/17	USD	140	HKD	1,091	—
Brown Brothers Harriman	10/30/17	USD	86	HKD	668	—
Brown Brothers Harriman	10/30/17	USD	242	CHF	234	1
Brown Brothers Harriman	10/30/17	USD	258	EUR	219	1
Brown Brothers Harriman	10/30/17	USD	72	JPY	8,145	—
Brown Brothers Harriman	10/30/17	USD	210	JPY	23,507	(1)
Brown Brothers Harriman	10/30/17	GBP	18,931	USD	25,566	149
Brown Brothers Harriman	10/30/17	SGD	20,212	USD	14,963	69
Brown Brothers Harriman	10/30/17	SGD	22	USD	16	—
Brown Brothers Harriman	10/30/17	NZD	20,962	USD	15,232	92
Brown Brothers Harriman	10/30/17	NZD	167	USD	120	(1)
Brown Brothers Harriman	10/30/17	AUD	28,933	USD	22,978	287
Brown Brothers Harriman	10/30/17	AUD	123	USD	96	—
Brown Brothers Harriman	10/30/17	CHF	105	USD	109	—
Brown Brothers Harriman	10/30/17	CHF	43,639	USD	45,114	(80)
Brown Brothers Harriman	10/30/17	EUR	54,414	USD	64,696	277
Brown Brothers Harriman	10/30/17	EUR	400	USD	470	(2)
Brown Brothers Harriman	10/30/17	CAD	64,728	USD	52,436	664
Brown Brothers Harriman	10/30/17	CAD	240	USD	192	—
Brown Brothers Harriman	10/30/17	NOK	92,121	USD	11,802	219
Brown Brothers Harriman	10/30/17	NOK	1,268	USD	159	—
Brown Brothers Harriman	10/30/17	DKK	106,133	USD	16,959	69
Brown Brothers Harriman	10/30/17	DKK	916	USD	145	—
Brown Brothers Harriman	10/30/17	SEK	144,150	USD	17,971	281
Brown Brothers Harriman	10/30/17	SEK	1,148	USD	141	—
Brown Brothers Harriman	10/30/17	HKD	152	USD	19	—

86	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Brown Brothers Harriman	10/30/17	HKD	279,538	USD	35,802	$(16)
Brown Brothers Harriman	10/30/17	JPY	5,847,354	USD	52,376	351
Brown Brothers Harriman	10/30/17	JPY	33,245	USD	296	—

						$2,358

Percentages are based on a Net Assets of $1,457,726 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2017.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $8,208 ($ Thousands), representing 0.6% of the net assets of the Fund.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,413,141	$1,891	$–	$1,415,032
Preferred Stock	3,892	–	–	3,892
Rights	103	–	–	103
Cash Equivalent	34,016	–	–	34,016

Total Investments in Securities	$1,451,152	$1,891	$–	$1,453,043

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$335	$–	$–	$335
Unrealized Depreciation	(4)	–	–	(4)
Forwards Contracts *
Unrealized Appreciation	–	2,460	–	2,460
Unrealized Depreciation	–	(102)	–	(102)

Total Other Financial Instruments	$331	$2,358	$–	$2,689

*	Futures contracts and forwards contracts are valued at unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$83,471	$178,236	$(227,691)	$–	$–	$34,016	$186

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	87

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Managed Volatility Fund

†Percentages are based on total investments.
Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.7%

Consumer Discretionary — 7.1%
Target, Cl A	0.6%	114,100	$6,733
Walt Disney	1.3	140,049	13,805
Other Securities	5.2		54,611

			75,149

Consumer Staples — 16.6%
Altria Group	1.4	234,072	14,845
Clorox	0.7	54,877	7,239
Costco Wholesale	0.6	40,733	6,692
Hershey	0.7	69,527	7,590
Kimberly-Clark	0.7	65,486	7,706
McCormick	0.7	72,119	7,402
PepsiCo	1.0	98,075	10,929
Philip Morris International	0.7	62,123	6,896
Procter & Gamble	0.8	93,908	8,544
Sysco, Cl A	0.7	134,231	7,242
Wal-Mart Stores	1.9	251,605	19,660
Other Securities	6.7		70,622

			175,367

Energy — 0.7%
Other Securities	0.7		7,779

Financials — 16.1%
Arch Capital Group*	0.7	78,888	7,770
Axis Capital Holdings	1.0	177,972	10,200
Berkshire Hathaway, Cl B*	1.0	59,100	10,834
CBOE Holdings	1.2	120,129	12,930
Everest Re Group	1.1	51,645	11,795
RenaissanceRe Holdings	1.2	96,760	13,076
Travelers	1.0	87,605	10,733
Validus Holdings	1.0	210,877	10,377
Other Securities‡	7.9		81,774

			169,489

Health Care — 15.7%
Aetna, Cl A	0.7	49,474	7,867
Anthem	0.9	47,477	9,015
Baxter International	0.7	124,505	7,813

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Eli Lilly	0.8%	93,318	$7,982
Johnson & Johnson	2.7	215,102	27,965
Merck	1.6	265,429	16,995
Pfizer	2.2	646,425	23,077
UnitedHealth Group	0.7	39,100	7,658
Other Securities	5.4		57,335

			165,707

Industrials — 12.3%
Boeing	0.8	32,700	8,313
Lockheed Martin	1.0	34,838	10,810
Northrop Grumman	1.5	53,546	15,406
Raytheon	1.7	96,700	18,042
Republic Services	0.9	146,100	9,651
Waste Management	1.0	137,382	10,753
Other Securities	5.4		56,945

			129,920

Information Technology — 11.2%
Amdocs	1.1	177,838	11,439
Apple	0.9	59,200	9,124
Cisco Systems	0.8	242,600	8,159
Dell Technologies Class V, Cl V*	0.8	108,346	8,365
Intel	0.9	265,600	10,114
Other Securities	6.7		70,974

			118,175

Materials — 1.5%
Other Securities	1.5		15,324

Real Estate — 1.4%
Other Securities‡	1.4		15,250

Telecommunication Services — 3.8%
AT&T	1.9	503,175	19,710
Other Securities	1.9		20,101

			39,811

Utilities — 11.3%
American Electric Power	0.8	122,164	8,581
Consolidated Edison	1.3	165,942	13,388
Edison International	0.9	125,527	9,687
Entergy	0.8	113,176	8,642
Eversource Energy	0.6	113,570	6,864
PG&E	0.9	133,963	9,121
Public Service Enterprise Group	0.8	194,029	8,974
Southern	0.6	138,614	6,811
WEC Energy Group	0.7	119,032	7,473

88	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Other Securities	3.9%		$40,008

			119,549

Total Common Stock (Cost $712,318) ($ Thousands)			1,031,520

RIGHTS — 0.0%
Other Securities	0.0		91

Total Rights (Cost $–) ($ Thousands)			91

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	2.1%	22,607,229	$22,607

Total Cash Equivalent (Cost $22,607) ($ Thousands)			22,607

Total Investments in Securities — 99.8% (Cost $734,925)($ Thousands)			$1,054,218

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	81	Dec-2017	$9,967	$10,190	$223

Percentages are based on a Net Assets of $1,055,815 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

Cl — Class

S&P — Standard & Poors

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,031,520	$–	$–	$1,031,520
Rights	–	91	–	91
Cash Equivalent	22,607	–	–	22,607

Total Investments in Securities	$1,054,127	$91	$–	$1,054,218

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$223	$—	$—	$223

Total Other Financial Instruments	$223	$—	$—	$223

* Futures contracts are valued at unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$34,072	$176,900	$(188,365)	$–	$–	$22,607	$124

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	89

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed International Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.9%
Australia — 6.1%
AGL Energy	1.1%	213,908	$3,923
ASX	0.5	44,853	1,845
South32	0.5	667,586	1,713
Telstra, Cl B	0.5	698,709	1,913
Wesfarmers	0.5	50,650	1,643
Other Securities ‡	3.0		10,344

			21,381

Austria — 1.6%
Other Securities	1.6		5,448

Belgium — 1.3%
Other Securities	1.3		4,593

Canada — 2.0%
TELUS	0.7	65,261	2,342
Toronto-Dominion Bank	0.8	48,192	2,707
Other Securities	0.5		1,933

			6,982

Denmark — 2.3%
Danske Bank	0.7	64,629	2,585
Other Securities	1.6		5,621

			8,206

Finland — 1.0%
Other Securities	1.0		3,605

France — 5.6%
Atos	0.6	12,547	1,947
Sanofi	1.5	53,623	5,326
TOTAL	0.5	32,778	1,761

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
France (continued)
Other Securities	3.0%		$10,582

			19,616

Germany — 6.1%
Muenchener Rueckversicherungs- Gesellschaft in Muenchen	0.8	12,362	2,644
Siemens	0.6	14,297	2,015
Other Securities (A)	4.7		16,795

			21,454

Hong Kong — 5.6%
CLP Holdings, Cl B	0.9	319,000	3,269
Kerry Properties	0.6	480,000	1,988
WH Group (A)	0.9	2,963,500	3,149

Other Securities ‡(A)	3.2		11,270

			19,676

Ireland — 0.4%
Other Securities ‡	0.4		1,262

Israel — 1.6%
Bank Hapoalim	0.8	381,085	2,669
Other Securities	0.8		2,943

			5,612

Italy — 0.8%
Other Securities	0.8		2,653

Japan — 20.3%
Asahi Kasei	0.7	187,000	2,301
Astellas Pharma	0.6	171,100	2,176
Canon	0.5	55,500	1,896
KDDI	0.6	77,400	2,040
McDonald’s Holdings Japan	0.5	42,500	1,880
Mitsubishi Tanabe Pharma	1.1	163,100	3,738
Nippon Telegraph & Telephone	1.1	81,800	3,748
Nissan Motor	0.6	200,300	1,983
NTT DOCOMO	0.6	85,800	1,959
Osaka Gas	0.5	95,200	1,769
Other Securities ‡	13.5		47,688

			71,178

Jersey — 0.1%
Other Securities	0.1		336

Luxembourg — 0.7%
Other Securities	0.7		2,261

Netherlands — 2.0%
NN Group	0.7	61,181	2,561

90	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Netherlands (continued)
Other Securities (A)	1.3%		$4,247

			6,808

New Zealand — 1.6%
Other Securities	1.6		5,730

Norway — 1.3%
Other Securities	1.3		4,692

Portugal — 0.3%
Other Securities	0.3		1,057

Singapore — 4.5%
DBS Group Holdings	1.0	223,200	3,422
Other Securities ‡	3.5		12,357

			15,779

Spain — 2.1%
Endesa	0.6	96,739	2,182
Iberdrola	0.6	244,197	1,897
Other Securities	0.9		3,408

			7,487

Sweden — 2.3%
Other Securities (A)	2.3		8,096

Switzerland — 11.8%
Kuehne & Nagel International	0.9	16,601	3,076
Nestle	0.8	31,510	2,641
Novartis	1.0	40,191	3,443
Roche Holding	1.9	26,028	6,650
Schindler Holding	0.5	7,369	1,629
Sonova Holding	0.6	13,289	2,257
Swiss Life Holding	1.1	10,672	3,762
Swiss Prime Site	0.6	25,135	2,261
Swiss Re	1.0	37,429	3,393
Swisscom	0.7	4,862	2,493
Zurich Insurance Group	0.7	7,712	2,355
Other Securities	2.0		7,200

			41,160

United Kingdom — 11.8%
BAE Systems	1.0	404,324	3,426
BP	0.5	267,986	1,716
Carnival	0.8	42,963	2,734
GlaxoSmithKline	1.3	222,293	4,439
HSBC Holdings	0.5	186,206	1,842
Imperial Brands	0.6	44,720	1,910
Rio Tinto	0.5	32,457	1,694
SSE	0.9	169,314	3,173

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

United Kingdom (continued)
Other Securities ‡	5.7%		$20,193

			41,127

United States — 0.7%
Other Securities	0.7		2,383

Total Common Stock (Cost $283,975) ($ Thousands)			328,582

PREFERRED STOCK — 0.3%

Germany — 0.3%
Other Securities	0.3		922

Total Preferred Stock (Cost $787) ($ Thousands)			922

RIGHTS — 0.0%

Singapore — 0.0%
Other Securities	0.0		34

Total Rights (Cost $–) ($ Thousands)			34

		Shares

CASH EQUIVALENT — 4.3%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	4.3	15,270,354	15,270

Total Cash Equivalent (Cost $15,270) ($ Thousands)			15,270

Total Investments in Securities — 98.5% (Cost $300,032) ($ Thousands)			$344,808

SEI Institutional Managed Trust / Annual Report / September 30, 2017	91

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed International Managed Volatility Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

DJ Euro Stoxx 50 Index	104	Dec-2017	$4,348	$4,397	$101
FTSE 100 Index	24	Dec-2017	2,339	2,360	(5)
Hang Seng Index	2	Oct-2017	350	352	2
SPI 200 Index	10	Dec-2017	1,130	1,112	(6)
TOPIX Index	19	Dec-2017	2,772	2,827	118
			$10,939	$11,048	$210

Percentages are based on a Net Assets of $350,002 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $6,697 ($ Thousands), representing 1.9% of the Net Assets of the Fund.

Cl — Class

DJ — Dow Jones

FTSE— Financial Times and Stock Exchange

SPI — Share Price Index

TOPIX — Tokyo Price Index

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$327,837	$745	$–	$328,582
Preferred Stock	922	–	–	922
Rights	–	34	–	34
Cash Equivalent	15,270	–	–	15,270

Total Investments in Securities	$344,029	$779	$–	$344,808

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$221	$—	$—	$221
Unrealized Depreciation	(11)	—	—	(11)

Total Other Financial Instruments	$210	$—	$—	$210

*	Futures contracts are valued at unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$–	$299,290	$(284,020)	$–	$–	$15,270	$50

The accompanying notes are an integral part of the financial statements.

92	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Real Estate Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.1%

Consumer Discretionary — 0.8%
Hilton Worldwide Holdings	20,070	$1,394

Real Estate — 96.3%
Alexandria Real Estate Equities ‡	36,805	4,379
American Homes 4 Rent, Cl A ‡	132,535	2,877
Apartment Investment & Management, Cl A ‡	73,690	3,232
AvalonBay Communities ‡	47,656	8,503
Boston Properties ‡	43,170	5,305
Camden Property Trust ‡	13,890	1,270
Chesapeake Lodging Trust ‡	31,540	851
Columbia Property Trust ‡	37,230	811
CoreSite Realty ‡	15,350	1,718
Corporate Office Properties Trust ‡	14,850	488
CubeSmart ‡	203,345	5,279
CyrusOne ‡	45,195	2,663
DDR ‡	230,175	2,108
Digital Realty Trust, Cl A ‡	15,790	1,868
Douglas Emmett ‡	99,890	3,938
Duke Realty ‡	69,604	2,006
Education Realty Trust ‡	4,972	179
Equinix ‡	21,640	9,658
Equity Residential ‡	55,000	3,626
Essex Property Trust ‡	17,874	4,541
Extra Space Storage ‡	27,450	2,194
Federal Realty Investment Trust ‡	16,300	2,025
First Industrial Realty Trust ‡	18,190	547
GGP ‡	86,810	1,803
HCP ‡	175,780	4,892
Healthcare Trust of America, Cl A ‡	73,950	2,204
Highwoods Properties ‡	38,710	2,016
Host Hotels & Resorts ‡	217,564	4,023
Hudson Pacific Properties ‡	76,570	2,567
JBG SMITH Properties *‡	30,530	1,044
Kilroy Realty ‡	27,240	1,937
Kimco Realty ‡	102,780	2,009
Kite Realty Group Trust ‡	62,225	1,260
LaSalle Hotel Properties ‡	56,975	1,653
Liberty Property Trust ‡	54,350	2,232
Life Storage ‡	41,000	3,354
Macerich ‡	70,879	3,896
Mack-Cali Realty ‡	49,570	1,175
Medical Properties Trust ‡	52,240	686
Omega Healthcare Investors ‡	17,280	551
Park Hotels & Resorts ‡	18,776	517
Pebblebrook Hotel Trust ‡	27,950	1,010

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ProLogis ‡	166,757	$10,582
PS Business Parks ‡	2,820	377
Public Storage ‡	25,016	5,353
Regency Centers ‡	55,163	3,422
Senior Housing Properties Trust ‡	58,516	1,144
Simon Property Group ‡	79,324	12,772
STAG Industrial ‡	33,260	914
Starwood Waypoint Homes ‡	62,900	2,288
Sun Communities ‡	13,710	1,175
Sunstone Hotel Investors ‡	49,680	798
Taubman Centers ‡	18,550	922
UDR ‡	107,715	4,096
Urban Edge Properties ‡	26,164	631
Ventas ‡	31,300	2,039
Vornado Realty Trust ‡	52,145	4,009
Washington ‡	12,390	406
Weingarten Realty Investors ‡	119,527	3,794
Welltower ‡	73,353	5,155

		168,772

Total Common Stock (Cost $137,992) ($ Thousands)		170,166

CASH EQUIVALENT —2.7%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	4,717,606	4,718

Total Cash Equivalent (Cost $4,718) ($ Thousands)		4,718

Total Investments in Securities— 99.8% (Cost $142,710) ($ Thousands)		$174,884

Percentages are based on Net Assets of $175,298 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

Cl — Class

L.P. — Limited Partnership

As of September 30, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	93

SCHEDULE OF INVESTMENTS

September 30, 2017

Real Estate Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income

SEI Liquidity Fund, L.P.	$1,024	$2,560	$(3,584)	$—	$—	$—	$1
SEI Daily Income Trust, Government Fund, CI F	7,522	75,421	(78,225)	—	—	4,718	20

Totals	$8,546	$77,981	$(81,809)	$—	$—	$4,718	$21

The accompanying notes are an integral part of the financial statements.

94	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Enhanced Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 40.1%

Consumer Discretionary — 4.7%

American Honda Finance MTN

1.700%, 02/22/2019	$250	$250
AutoZone
1.625%, 04/21/2019	70	70
Daimler Finance North America LLC
1.650%, 05/18/2018 (A)	300	300
1.500%, 07/05/2019 (A)	285	283
Discovery Communications
2.200%, 09/20/2019	50	50
Ford Motor Credit LLC
2.140%, VAR ICE LIBOR USD 3 Month+0.830%, 03/12/2019	200	201
1.897%, 08/12/2019	350	348
General Motors Financial
2.400%, 04/10/2018	200	200
2.234%, VAR ICE LIBOR USD 3 Month+0.930%, 04/13/2020	150	151
Hyundai Capital America MTN
2.000%, 07/01/2019 (A)	300	298
NBCUniversal Enterprise
1.989%, VAR ICE LIBOR USD 3 Month+0.685%, 04/15/2018 (A)	300	301
Nissan Motor Acceptance MTN
2.194%, VAR ICE LIBOR USD 3 Month+0.890%, 01/13/2022 (A)	200	201
Sinclair Television Group
5.625%, 08/01/2024 (A)	200	205
Sirius XM Radio
5.375%, 04/15/2025 (A)	200	211

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Six Flags Entertainment
4.875%, 07/31/2024 (A)	$225	$229
Volkswagen Group of America Finance
1.785%, VAR ICE LIBOR USD 3 Month+0.470%, 05/22/2018 (A)	300	300

		3,598

Consumer Staples — 3.7%
Anheuser-Busch InBev Finance
1.900%, 02/01/2019	320	321
Anheuser-Busch InBev Worldwide
2.001%, VAR ICE LIBOR USD 3 Month+0.690%, 08/01/2018	250	251
CVS Health
1.900%, 07/20/2018	350	351
JM Smucker
1.750%, 03/15/2018	180	180
Kraft Heinz Foods
2.129%, VAR ICE LIBOR USD 3 Month+0.820%, 08/10/2022	125	125
Kroger
2.000%, 01/15/2019	220	220
Kroger MTN
1.500%, 09/30/2019	285	282
Molson Coors Brewing
1.450%, 07/15/2019	140	138
Mondelez International
1.831%, VAR ICE LIBOR USD 3 Month+0.520%, 02/01/2019	225	225
Reckitt Benckiser Treasury Services
1.888%, VAR ICE LIBOR USD 3 Month+0.560%, 06/24/2022 (A)	200	201
Reynolds American
2.300%, 06/12/2018	245	246
Skandinaviska Enskilda Banken
1.887%, VAR ICE LIBOR USD 3 Month+0.570%, 09/13/2019 (A)	300	302

		2,842

Energy — 2.6%
Anadarko Petroleum
6.950%, 06/15/2019	235	253
Blue Racer Midstream
6.125%, 11/15/2022 (A)	250	260
BP Capital Markets PLC
1.959%, VAR ICE LIBOR USD 3 Month+0.630%, 09/26/2018	250	251
Energy Transfer Partners
2.500%, 06/15/2018	350	351
Enterprise Products Operating
6.650%, 04/15/2018	250	257

SEI Institutional Managed Trust / Annual Report / September 30, 2017	95

SCHEDULE OF INVESTMENTS

September 30, 2017

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kinder Morgan
2.000%, 12/01/2017	$270	$270
Phillips 66
2.054%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2020 (A)	125	125
Texas Energy (Escrow Security)
3.720%, 12/31/2034	4	1
Total Capital International
1.839%, VAR ICE LIBOR USD 3 Month+0.570%, 08/10/2018	225	226

		1,994

Financials — 17.7%
ABN AMRO Bank
1.944%, VAR ICE LIBOR USD 3 Month+0.640%, 01/18/2019 (A)	300	301
AIG Global Funding
1.815%, VAR ICE LIBOR USD 3 Month+0.480%, 07/02/2020 (A)	250	250
Bank of America MTN
5.650%, 05/01/2018	110	113
2.467%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	150	152
1.971%, VAR ICE LIBOR USD 3 Month+0.650%, 10/01/2021	225	226
Bank of Montreal MTN
1.910%, VAR ICE LIBOR USD 3 Month+0.600%, 12/12/2019	350	353
Bank of Nova Scotia
1.650%, 06/14/2019	200	199
Barclays Bank PLC MTN
6.050%, 12/04/2017 (A)	150	151
BB&T MTN
1.971%, VAR ICE LIBOR USD 3 Month+0.660%, 02/01/2019	325	327
BPCE MTN
2.535%, VAR ICE LIBOR USD 3 Month+1.220%, 05/22/2022 (A)	250	253
Branch Banking & Trust
1.450%, 05/10/2019	260	259
Canadian Imperial Bank of Commerce
2.041%, VAR ICE LIBOR USD 3 Month+0.720%, 06/16/2022	275	276
Capital One
2.461%, VAR ICE LIBOR USD 3 Month+1.150%, 01/30/2023	250	251
Citibank
1.810%, VAR ICE LIBOR USD 3 Month+0.500%, 06/12/2020	250	251
Citigroup
1.867%, VAR ICE LIBOR USD 3 Month+0.550%, 08/25/2036	500	416

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Citizens Bank
2.127%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/2022	$275	$274
Cooperatieve Rabobank UA
2.134%, VAR ICE LIBOR USD 3 Month+0.830%, 01/10/2022	300	303
Credit Agricole MTN
2.287%, VAR ICE LIBOR USD 3 Month+0.970%, 06/10/2020 (A)	250	254
Credit Suisse NY
1.700%, 04/27/2018	250	250
Danske Bank
1.896%, VAR ICE LIBOR USD 3 Month+0.580%, 09/06/2019 (A)	200	201
Deutsche Bank
1.989%, VAR ICE LIBOR USD 3 Month+0.680%, 02/13/2018	240	240
Fifth Third Bank MTN
2.226%, VAR ICE LIBOR USD 3 Month+0.910%, 08/20/2018	250	252
Goldman Sachs Group
2.485%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/2021	275	279
2.424%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	250	253
HSBC Bank PLC
1.955%, VAR ICE LIBOR USD 3 Month+0.640%, 05/15/2018 (A)	300	301
Huntington National Bank
1.827%, VAR ICE LIBOR USD 3 Month+0.510%, 03/10/2020	250	252
ING Bank
1.989%, VAR ICE LIBOR USD 3 Month+0.690%, 10/01/2019 (A)	200	201
Jackson National Life Global Funding
2.060%, VAR ICE LIBOR USD 3 Month+0.730%, 06/27/2022 (A)	125	126
1.875%, 10/15/2018 (A)	200	200
JPMorgan Chase
1.944%, VAR ICE LIBOR USD 3
Month+0.630%, 01/28/2019	300	302
KeyBank
2.350%, 03/08/2019	250	252
Manufacturers & Traders Trust
1.927%, VAR ICE LIBOR USD 3 Month+0.610%, 05/18/2022	250	251
Metropolitan Life Global Funding I
1.754%, VAR ICE LIBOR USD 3 Month+0.430%, 12/19/2018 (A)	300	301
1.659%, VAR ICE LIBOR USD 3 Month+0.340%, 09/14/2018 (A)	200	201

96	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Morgan Stanley
2.487%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2022	$175	$177
2.163%, VAR ICE LIBOR USD 3 Month+0.850%, 01/24/2019	225	227
National Bank of Canada MTN
1.870%, VAR ICE LIBOR USD 3 Month+0.560%, 06/12/2020	250	251
Nordea Bank MTN
1.953%, VAR ICE LIBOR USD 3 Month+0.620%, 09/30/2019 (A)	200	202
PNC Bank
1.717%, VAR ICE LIBOR USD 3 Month+0.400%, 12/07/2018	350	351
Principal Life Global Funding II MTN
1.500%, 04/18/2019 (A)	250	248
Protective Life Global Funding
1.722%, 04/15/2019 (A)	235	234
Prudential Financial MTN
2.095%, VAR ICE LIBOR USD 3 Month+0.780%, 08/15/2018	250	251
Royal Bank of Canada MTN
2.017%, VAR ICE LIBOR USD 3 Month+0.700%, 12/10/2018	200	201
1.754%, VAR ICE LIBOR USD 3 Month+0.450%, 01/10/2019	200	201
Santander UK MTN
2.167%, VAR ICE LIBOR USD 3 Month+0.850%, 08/24/2018	300	302
Societe Generale MTN
2.379%, VAR ICE LIBOR USD 3 Month+1.080%, 10/01/2018	300	303
Standard Chartered MTN
1.944%, VAR ICE LIBOR USD 3 Month+0.640%, 04/17/2018 (A)	200	200
State Street
2.320%, VAR ICE LIBOR USD 3 Month+1.000%, 06/15/2037	375	342
Sumitomo Mitsui Banking
1.845%, VAR ICE LIBOR USD 3 Month+0.540%, 01/11/2019	250	251
SunTrust Bank
1.841%, VAR ICE LIBOR USD 3 Month+0.530%, 01/31/2020	250	251
Synchrony Financial
2.541%, VAR ICE LIBOR USD 3 Month+1.230%, 02/03/2020	200	202
Toronto-Dominion Bank MTN
1.450%, 08/13/2019	200	199
UBS MTN
1.949%, VAR ICE LIBOR USD 3 Month+0.640%, 08/14/2019	250	252

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Wells Fargo
2.423%, VAR ICE LIBOR USD 3 Month+1.110%, 01/24/2023	$150	$153
Wells Fargo MTN
1.991%, VAR ICE LIBOR USD 3 Month+0.680%, 01/30/2020	250	253

		13,522

Health Care — 2.7%
Aetna
1.700%, 06/07/2018	350	350
Allergan Funding SCS
2.390%, VAR ICE LIBOR USD 3 Month+1.080%, 03/12/2018	300	301
Amgen
1.759%, VAR ICE LIBOR USD 3 Month+0.450%, 05/11/2020	150	151
Baxalta
2.103%, VAR ICE LIBOR USD 3 Month+0.780%, 06/22/2018	250	251
Cardinal Health
2.090%, VAR ICE LIBOR USD 3 Month+0.770%, 06/15/2022	275	276
Celgene
2.125%, 08/15/2018	275	276
DaVita
5.000%, 05/01/2025	142	140
Teva Pharmaceutical Finance Netherlands III BV
1.400%, 07/20/2018	325	324

		2,069

Industrials — 3.2%
Air Lease
2.125%, 01/15/2020	250	249
Catholic Health Initiatives
2.600%, 08/01/2018	305	307
Fortive
1.800%, 06/15/2019	315	315
Hutchison Whampoa International 14
1.625%, 10/31/2017 (A)	250	250
ILFC E-Capital Trust I
4.360%, 12/21/2065 (A)	500	475
Nielsen Finance
5.000%, 04/15/2022 (A)	300	311
PACCAR Financial MTN
1.300%, 05/10/2019	195	194
Sensata Technologies
5.000%, 10/01/2025 (A)	300	316

		2,417

SEI Institutional Managed Trust / Annual Report / September 30, 2017	97

SCHEDULE OF INVESTMENTS

September 30, 2017

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Information Technology — 2.3%
Broadcom
2.375%, 01/15/2020 (A)	$300	$302
Cisco Systems
1.665%, VAR ICE LIBOR USD 3 Month+0.340%, 09/20/2019	225	226
DXC Technology
2.875%, 03/27/2020	105	106
eBay
2.181%, VAR ICE LIBOR USD 3 Month+0.870%, 01/30/2023	300	301
Fidelity National Information Services
2.850%, 10/15/2018	250	253
Hewlett Packard Enterprise
2.100%, 10/04/2019 (A)	250	250
QUALCOMM
1.766%, VAR ICE LIBOR USD 3 Month+0.450%, 05/20/2020	275	277

		1,715

Materials — 0.9%
Air Liquide Finance
1.375%, 09/27/2019 (A)	225	222
Boart Longyear Management Pty
10.500% cash/0% PIK, 12/31/2022	390	339
Owens-Brockway Glass Container
5.875%, 08/15/2023 (A)	121	134

		695

Real Estate — 0.3%
Equinix
5.750%, 01/01/2025	200	215

Telecommunication Services — 0.7%
AT&T
2.263%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	300	304
Inmarsat Finance
4.875%, 05/15/2022 (A)	250	255

		559

Utilities — 1.3%
DTE Energy
1.500%, 10/01/2019	260	256
Emera US Finance
2.150%, 06/15/2019	175	175
NextEra Energy Capital Holdings
1.649%, 09/01/2018	90	90
Sempra Energy
1.625%, 10/07/2019	155	154

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southern
1.550%, 07/01/2018	$350	$350

		1,025

Total Corporate Obligations (Cost $30,576) ($ Thousands)		30,651

LOAN PARTICIPATIONS — 29.6%

Consumer Discretionary — 3.4%
CCM Merger, (MotorCity Casino Hotel), Term Loan, 1st Lien
3.989%, VAR LIBOR+2.750%, 08/06/2021	142	143
Comfort Holding, LLC, Initial Term Loan, 1st Lien
5.981%, VAR LIBOR+4.750%, 02/05/2024	119	107
Conduent, Term B Loan, 1st Lien
5.235%, VAR LIBOR+4.000%, 12/07/2023	107	107
Cumulus Media Holdings, Term Loan, 1st Lien
4.490%, VAR LIBOR+3.250%, 12/23/2020	54	45
ESH Hospitality, Repriced Term Loan, 1st Lien
3.735%, VAR LIBOR+2.500%, 08/30/2023	421	422
Harland Clarke, Cov-Lite, Term B6 Loan, 1st Lien
6.833%, 02/09/2022	57	57
Mission Broadcasting, Term B-2 Loan, 1st Lien
3.732%, VAR LIBOR+2.500%, 01/17/2024	23	23
Mohegan Tribal Gaming Authority, Term B Loan, 1st Lien
5.235%, VAR LIBOR+4.000%, 10/13/2023	294	297
Nexstar Broadcasting, Term B-2 Loan, 1st Lien
3.737%, VAR LIBOR+2.500%, 01/17/2024	185	185

Numericable U.S. LLC, USD Term Loan B, 1st Lien
4.061%, VAR LIBOR+2.750%, 07/31/2025	155	154
Penn National Gaming, Term B Facility Refinancing Loan, 1st Lien
3.735%, VAR LIBOR+2.500%, 01/19/2024	40	40

98	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Scientific Games International, Cov-Lite, Initial Term B-4 Loan, 1st Lien
4.522%, VAR LIBOR+3.250%, 08/14/2024	$90	$91
Scientific Games International, Initial Term B-4 Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 08/14/2024	25	25
Univision Communications, Cov-Lite, 2017 Replacement Repriced Term Loan, 1st Lien
3.985%, VAR LIBOR+2.750%, 03/15/2024	228	226
WaveDivision Holdings, LLC, Initial Term Loan, 1st Lien
4.030%, VAR LIBOR+2.750%, 10/15/2019	397	396
WMG Acquisition, Tranche D Term Loan, 1st Lien
3.737%, VAR LIBOR+2.500%, 11/01/2023	250	250

		2,568

Consumer Staples — 1.8%
1011778 BC ULC/New Red Finance (aka Burger King/Tim Hortons), Term Loan B3, 1st Lien
3.583%, VAR LIBOR+2.250%, 02/16/2024	25	25
3.485%, VAR LIBOR+2.250%, 02/16/2024	40	40
Albertson’s LLC, 2017-1 Term B-4 Loan, 1st Lien
3.985%, VAR LIBOR+2.750%, 08/25/2021	92	89
BJ’s Wholesale Club, Tranche B Term Loan, 1st Lien
4.982%, VAR LIBOR+3.750%, 02/03/2024	45	43
General Nutrition Centers, Initial Term Loan, 1st Lien
3.740%, VAR LIBOR+2.500%, 03/04/2019	152	145
Harbor Freight Tools USA, Initial Loan (2016), 1st Lien
4.485%, VAR LIBOR+3.250%, 08/18/2023	211	212
JBS USA Lux S.A. (fka JBS USA, LLC), Initial Term Loan, 1st Lien
3.804%, VAR LIBOR+2.500%, 10/30/2022	141	139
3.757%, VAR LIBOR+2.500%, 10/30/2022	—	—

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Party City, 2016 Replacement Term Loan, 1st Lien
4.340%, VAR LIBOR+3.000%, 08/19/2022	$4	$4
4.320%, VAR LIBOR+3.000%, 08/19/2022	62	62
Petco Animal Supplies, Cov-Lite, Term Loan B1, 1st Lien
4.311%, VAR LIBOR+3.000%, 01/26/2023	84	69
PetSmart, Cov-Lite, Term Loan B, 1st Lien
4.240%, VAR LIBOR+3.000%, 03/11/2022	38	32
Refresco, Term Loan B, 1st Lien
0.000%, 09/27/2024 (C)	36	36
Seminole Hard Rock Entertainment (Seminole Hard Rock International, LLC), Term Loan, 1st Lien
4.046%, VAR LIBOR+2.750%, 05/14/2020	485	485
Toys ‘R’ US-Delaware, Cov-Lite, Initial Term Loan, 1st Lien
8.740%, VAR LIBOR+7.500%, 01/22/2019	16	16

		1,397

Energy — 1.2%
California Resources, Term Loan, 1st Lien
11.609%, VAR LIBOR+10.375%, 12/31/2021	68	72
Chief Exploration & Development LLC, Term Loan, 1st Lien
7.959%, VAR LIBOR+6.500%, 05/16/2021	460	449
Energy Transfer Equity, L.P., Term Loan, 1st Lien
3.981%, VAR LIBOR+2.750%, 02/02/2024	250	251
FTS International, Cov-Lite, Initial Term Loan, 1st Lien
5.985%, VAR LIBOR+4.750%, 04/16/2021	205	191

		963

Financials — 2.7%
Affinion Group, Term Loan, 1st Lien
9.059%, VAR LIBOR+7.750%, 05/10/2022	40	40
AmWINS Group, Term Loan, 1st Lien
3.989%, VAR LIBOR+2.750%, 01/25/2024	92	92
3.981%, VAR LIBOR+2.750%, 01/25/2024	37	37

SEI Institutional Managed Trust / Annual Report / September 30, 2017	99

SCHEDULE OF INVESTMENTS

September 30, 2017

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Asurion, Term Loan B2, 2nd Lien
7.235%, VAR LIBOR+6.000%, 08/04/2025	$176	$179
CH Hold, Initial Term Loan, 1st Lien
8.485%, VAR LIBOR+7.250%, 02/03/2025	22	22
4.235%, VAR LIBOR+3.000%, 02/01/2024	35	35
Checkout Holding, Term Loan B, 1st Lien
4.735%, VAR LIBOR+3.500%, 04/09/2021	141	118
Emerald 2 Limited, Facility B1, 1st Lien
5.333%, VAR LIBOR+4.000%, 05/14/2021	46	46
Hub International Limited, Initial Term Loan, 1st Lien
4.312%, VAR LIBOR+3.000%, 10/02/2020	297	299
Tempo Acquisition, Cov-Lite, Term Loan B, 1st Lien
4.235%, VAR LIBOR+3.000%, 05/01/2024	190	190
Trans Union LLC, 2017 Replacement Term B-3 Loan, 1st Lien
3.235%, VAR LIBOR+2.000%, 04/10/2023	174	174
UPC Financing Partnership , Facility AP Term Loan, 1st Lien
3.984%, VAR LIBOR+2.750%, 04/15/2025	360	361
York Risk Services Holding (Onex York Finance LP), Term Loan, 1st Lien
4.985%, VAR LIBOR+3.750%, 10/01/2021	466	458

		2,051

Health Care — 3.7%
Acadia Healthcare, Tranche B-1 Term Loan, 1st Lien
3.985%, VAR LIBOR+2.750%, 02/11/2022	195	196
Acadia Healthcare, Tranche B-2 Term Loan, 1st Lien
3.982%, VAR LIBOR+2.750%, 02/16/2023	197	198
Auris Luxembourg III SARL, Incremental Facility B7, 1st Lien
4.333%, VAR LIBOR+3.000%, 01/17/2022	317	318
BPA Laboratories, Initial Term Loan, 2nd Lien
3.811%, 04/29/2020	44	42

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
DJO Finance LLC, Initial Term Loan, 1st Lien
4.487%, VAR LIBOR+3.250%, 06/08/2020	$115	$115
4.485%, VAR LIBOR+3.250%, 06/08/2020	112	112
Envision Healthcare (fka Emergency Medical Services Corporation), Initial Term Loan, 2nd Lien
4.240%, VAR LIBOR+3.000%, 12/01/2023	238	239
Equinox, Cov-Lite, Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 03/08/2024	286	287
Equinox, Cov-Lite, Term Loan, 2nd Lien
8.235%, VAR LIBOR+7.000%, 09/06/2024	75	76
Jaguar Holding, 2017 Term Loan, 1st Lien
4.083%, VAR LIBOR+2.750%, 08/18/2022	119	119
Life Time Fitness, 2017 Refinancing Term Loan, 1st Lien
4.317%, VAR LIBOR+3.000%, 06/10/2022	249	250
Press Ganey Holdings, Initial Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 10/23/2023	298	299
Sterigenics-Nordion Holdings, Incremental Term Loan, 1st Lien
4.235%, VAR LIBOR+3.000%, 05/15/2022	264	264
Team Health Holdings, Initial Term Loan, 1st Lien
3.985%, VAR LIBOR+2.750%, 02/06/2024	203	199
U.S. Renal Care, Initial Term Loan, 1st Lien
5.583%, VAR LIBOR+4.250%, 12/30/2022	51	50
Valeant Pharmaceuticals International, Ser F Tranche B Term Loan, 1st Lien
5.990%, VAR LIBOR+4.750%, 04/01/2022	48	49

		2,813

Industrials — 3.2%
Air Medical Group Holdings, Initial Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 04/28/2022	216	214
A-L Parent LLC, Initial Term Loan, 1st Lien
4.490%, VAR LIBOR+3.250%, 12/01/2023	45	45

100	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Atotech BV, Initial Term B-1 Loan, 1st Lien
4.333%, VAR LIBOR+3.000%, 01/31/2024	$69	$70
Clark Equipment, Tranche B Term Loan, 1st Lien
4.083%, VAR LIBOR+2.750%, 05/18/2024	50	50
Columbus McKinnon, Initial Term Loan, 1st Lien
4.296%, VAR LIBOR+3.000%, 01/31/2024	51	51
Dex Media, Term Loan, 1st Lien
11.235%, VAR LIBOR+10.000%, 07/29/2021	47	48
DH Publishing, Term B-5 Loan, 1st Lien
3.731%, VAR LIBOR+2.500%, 08/21/2023	193	193
Fort Dearborn Holding, Initial Term Loan, 1st Lien
5.299%, VAR LIBOR+4.000%, 10/19/2023	37	37
5.232%, VAR LIBOR+4.000%, 10/19/2023	1	—
Forterra Finance, Cov-Lite, Term Loan B, 1st Lien
4.239%, VAR LIBOR+3.000%, 10/25/2023	297	251
Garda World, Cov-Lite, Term Loan, 1st Lien
7.250%, 05/24/2024	—	—
5.311%, 05/24/2024	99	100
Gardner Denver, Cov-Lite, Term Loan B, 1st Lien
4.083%, VAR LIBOR+2.750%, 07/30/2024	105	105
KEMET Electronics, Initial Term Loan, 1st Lien
7.235%, VAR LIBOR+6.000%, 04/26/2024	62	62
McGraw-Hill Global Education Holdings, LLC, Term B Loan, 1st Lien
5.235%, VAR LIBOR+4.000%, 05/04/2022	99	97
Multi-Color, Term Loan B, 1st Lien 0.000%, 09/20/2024 (C)	54	54
Pardus Oil & Gas LLC, Cov-Lite PIK, Initial Term Loan, 2nd Lien
5.000%, 05/13/2022 (B)	33	—
Pardus Oil and Gas LLC (fka Energy & Exploration Partners, LLC), Tranche A Term Loan, 1st Lien
13.000%, VAR PIK Interest+13.000%, 11/12/2021 (B)	67	6

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
RBS Global (Rexnord LLC), Term B Loan Refinancing, 1st Lien
4.080%, VAR LIBOR+2.750%, 08/21/2023	$112	$113
4.062%, VAR LIBOR+2.750%, 08/21/2023	129	129
3.987%, VAR LIBOR+2.750%, 08/21/2023	9	9
3.985%, VAR LIBOR+2.750%, 08/21/2023	26	26
Sai Global, Term Loan B, 1st Lien
5.833%, 12/08/2023	58	59
5.796%, 12/08/2023	15	15
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 1st Lien
4.333%, VAR LIBOR+3.000%, 02/21/2021	79	58
Sequa Mezzanine Holdings, Cov-Lite, Initial Term Loan, 1st Lien
6.814%, VAR LIBOR+5.500%, 11/28/2021	113	114
6.758%, VAR LIBOR+5.500%, 11/28/2021	—	—
Sequa Mezzanine Holdings, Cov-Lite, Initial Term Loan, 2nd Lien
10.314%, VAR LIBOR+9.000%, 04/28/2022	89	91
Terex, Cov-Lite, Incremental U.S. Term Loan, 1st Lien
3.583%, VAR LIBOR+2.250%, 01/31/2024	179	179
Transdigm, Cov-Lite, Term Loan D, 1st Lien
4.333%, VAR LIBOR+3.000%, 06/04/2021	233	233
4.235%, VAR LIBOR+3.000%, 06/04/2021	15	15
Wrangler Buyer, Term Loan B, 1st Lien
4.234%, 09/20/2024	41	41

		2,465

Information Technology — 4.0%
Applied Systems, Cov-Lite, Term Loan B, 1st Lien
4.574%, 09/19/2024	174	176
Applied Systems, Initial Term Loan, 2nd Lien
8.324%, 09/19/2025	14	14
Dell International L.L.C. (EMC), New Term B Loan, 1st Lien
3.740%, VAR LIBOR+2.500%, 09/07/2023	181	181
Diebold Nixdorf, Term Loan B, 1st Lien
4.000%, VAR LIBOR+2.750%, 11/06/2023	40	40

SEI Institutional Managed Trust / Annual Report / September 30, 2017	101

SCHEDULE OF INVESTMENTS

September 30, 2017

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
EIG Investors, Refinancing Loan, 1st Lien
5.318%, VAR LIBOR+4.000%, 02/09/2023	$357	$360
5.236%, VAR LIBOR+4.000%, 02/09/2023	3	3
Epicor Software (fka Eagle Parent), Term B Loan, 1st Lien
4.990%, VAR LIBOR+3.750%, 06/01/2022	295	295
Evergreen Skills Lux SARL, Initial Term Loan, 1st Lien
5.985%, VAR LIBOR+4.750%, 04/28/2021	282	266
First Data, 2024 New Dollar Term Loan, 1st Lien
3.737%, VAR LIBOR+2.500%, 04/26/2024	215	215
Go Daddy Operating LLC (GD Finance), Initial Term Loan, 1st Lien
3.735%, VAR LIBOR+2.500%, 02/15/2024	245	246
GTT Communications, Tranche B Term Loan, 1st Lien
4.500%, VAR LIBOR+3.250%, 01/09/2024	77	77
Infoblox, Term Loan, 1st Lien
6.235%, VAR LIBOR+5.000%, 11/07/2023	177	178
Ivanti Software (fka LANDesk Group), Term Loan, 1st Lien
5.490%, VAR LIBOR+4.250%, 01/20/2024	63	62
Kronos, Incremental Term Loan, 1st Lien
4.812%, VAR LIBOR+3.500%, 11/01/2023	102	103
Misys Limited, Cov-Lite, Initial Term Loan, 2nd Lien
8.567%, VAR LIBOR+7.250%, 06/13/2025	75	76
Misys Limited, Dollar Term Loan, 1st Lien
4.817%, VAR LIBOR+3.500%, 06/13/2024	154	155
Oberthur Technologies Holding SAS (fka OT Frenchco 1 SAS), Facility B1 (USD), 1st Lien
5.083%, VAR LIBOR+3.750%, 01/10/2024	72	70
ON Semiconductor, Cov-Lite, 2017 New Replacement Term Loan, 1st Lien
3.485%, VAR LIBOR+2.250%, 03/31/2023	66	66
Optiv, Initial Term Loan, 1st Lien
8.563%, VAR LIBOR+7.250%, 01/31/2025	47	43

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
4.563%, VAR LIBOR+3.250%, 02/01/2024	$111	$104
Quintiles, Cov-Lite, Term Loan B-2, 1st Lien
3.321%, 01/17/2025	51	51
Rocket Software, Cov-Lite, Term Loan, 1st Lien
5.546%, VAR LIBOR+4.250%, 10/14/2023	71	72
Rocket Software, Cov-Lite, Term Loan, 2nd Lien
10.796%, VAR LIBOR+9.500%, 10/14/2024	25	25
Solera, LLC (Solera Finance), Dollar Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 03/03/2023	46	46
VF Holding, Term B-1 Loan, 1st Lien
4.485%, 06/30/2023	104	104

		3,028

Materials — 5.6%
Berlin Packaging, Cov-Lite, Term Loan B, 1st Lien
4.590%, VAR LIBOR+3.250%, 10/01/2021	74	74
4.490%, VAR LIBOR+3.250%, 10/01/2021	124	125
Ceramtec Acquisition, Dollar Term Loan B1, 1st Lien
4.067%, 08/30/2020	163	164
Ceramtec Acquisition, Dollar Term Loan B3, 1st Lien
4.067%, 08/30/2020	49	50
Ceramtec Acquisition, Initial Dollar Term Loan B2, 1st Lien
4.067%, 08/30/2020	20	20
Charter NEX, Initial Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 05/16/2024	146	146
Constantia Flexibles, Cov-Lite, Initial Term Loan, 1st Lien
4.296%, 04/30/2022	32	32
Constantia Flexibles, Cov-Lite, Term Loan B2A, 1st Lien
4.296%, 04/30/2022	164	163
Emerald Performance Materials, LLC, Initial Term Loan, 1st Lien
4.735%, VAR LIBOR+3.500%, 07/30/2021	98	98
Fairmount Minerals, Term Loan B2, 1st Lien
4.735%, VAR LIBOR+3.500%, 09/05/2019	239	237

102	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Flex Acquisition, Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+3.000%, 12/29/2023	$136	$136
Huntsman International LLC, 2023 Term B Loan, 1st Lien
4.239%, VAR LIBOR+3.000%, 04/01/2023	133	134
INEOS, Dollar Term Loan, 1st Lien
3.985%, 03/31/2022	352	354
Jeld-Wen, Cov-Lite, Term Loan B, 1st Lien
4.333%, VAR LIBOR+3.000%, 07/01/2022	533	537
Kraton Polymers LLC, Cov-Lite, Term Loan, 1st Lien
4.235%, VAR LIBOR+3.000%, 01/06/2022	70	71
LBM Borrower, LLC, Cov-Lite, Term Loan, 1st Lien
5.735%, 08/20/2022	127	128
Mueller Water Products, Term Loan B, 1st Lien
3.833%, VAR LIBOR+2.500%, 11/25/2021	76	77
3.796%, VAR LIBOR+2.500%, 11/25/2021	15	15
3.739%, VAR LIBOR+2.500%, 11/25/2021	4	4
Murray Energy, Term B-2 Loan, 1st Lien
8.546%, VAR LIBOR+7.250%, 04/16/2020	260	237
Peabody Energy, Term Loan, 1st Lien
4.735%, VAR LIBOR+3.500%, 03/31/2022	70	71
Pike, Initial Term Loan, 1st Lien
4.740%, VAR LIBOR+3.500%, 09/20/2024	29	29
Pregis Holding I, Term Loan, 1st Lien
4.833%, VAR LIBOR+3.500%, 05/20/2021	120	120
Reynolds Group Holdings, Cov-Lite, Term Loan, 1st Lien
4.235%, VAR LIBOR+2.750%, 02/05/2023	381	382
Ring Container Technologies Group, Term Loan, 1st Lien
0.000%, 09/27/2024 (C)	49	49
Royal Adhesives & Sealants, Cov-Lite, Term Loan, 1st Lien
4.583%, 06/20/2022	125	125

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Signode Industrial Group Lux S.A. (Signode Industrial Group US), Initial Term B Loan, 1st Lien
4.083%, VAR LIBOR+2.750%, 05/01/2021	$99	$99
3.985%, VAR LIBOR+2.750%, 05/01/2021	64	65
Tricorbraun Holdings, Closing Date Term Loan, 1st Lien
5.046%, 11/30/2023	69	69
Tronox Finance, Cov-Lite, Term Loan B, 1st Lien
3.000%, 09/23/2024	178	179
Wilsonart LLC, Tranche D Term Loan, 1st Lien
4.590%, VAR LIBOR+3.250%, 12/19/2023	298	299

		4,289

Real Estate — 0.7%
Communications Sales & Leasing, Cov-Lite, Initial Term Loan, 1st Lien
4.235%, VAR LIBOR+3.000%, 10/24/2022	272	251
RE/MAX, LLC (fka RE/MAX International, LLC), Term Loan, 1st Lien
4.046%, VAR LIBOR+2.750%, 12/15/2023	254	255

		506

Retailing — 0.1%
Academy Ltd., Cov-Lite, Term Loan B, 1st Lien
5.314%, VAR LIBOR+4.000%, 07/01/2022	21	14
5.232%, VAR LIBOR+4.000%, 07/01/2022	6	4
5.235%, VAR LIBOR+4.000%, 07/01/2022	61	41
5.318%, VAR LIBOR+4.000%, 07/01/2022	40	27

		86

Telecommunications — 3.0%
CenturyLink, Cov-Lite, Term Loan B, 1st Lien
2.750%, VAR Ticking Fee+2.750%,
01/31/2025	110	107
Digicel, Cov-Lite, Term Loan, 1st Lien
5.070%, VAR LIBOR+3.750%, 05/27/2024	100	100
DigitalGlobe, Term Loan, 1st Lien
3.985%, VAR LIBOR+2.750%, 01/15/2024	199	198

SEI Institutional Managed Trust / Annual Report / September 30, 2017	103

SCHEDULE OF INVESTMENTS

September 30, 2017

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Greeneden U.S. Holdings I, LLC, Tranche B-2 Dollar Term Loan, 1st Lien
5.083%, VAR LIBOR+3.750%, 12/01/2023	$5	$5
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 1st Lien
4.071%, VAR LIBOR+2.750%, 06/30/2019	244	243
Level 3 Financing, Cov-Lite, Tranche B 2024 Term Loan B, 1st Lien
3.486%, VAR LIBOR+2.250%, 02/22/2024	250	250
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan, 1st Lien
4.546%, VAR LIBOR+3.250%, 04/13/2020	276	276
MacDonald Dettwiler, Term Loan B, 1st Lien
0.000%, 10/04/2024 (C)	206	206
Masergy Holdings, Term Loan, 1st Lien
5.083%, 12/15/2023	59	59
Radiate Holdco, LLC, Closing Date Term Loan, 1st Lien
4.235%, VAR LIBOR+3.000%, 02/01/2024	120	118
Sprint Communications, Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+2.500%, 02/02/2024	233	233
Syniverse Holdings, Initial Term Loan, 1st Lien
4.311%, VAR LIBOR+3.000%, 04/23/2019	15	14
Telenet Financing, Term Loan, 1st Lien
3.984%, VAR LIBOR+2.750%, 06/30/2025	150	150
WideOpenWest Finance, LLC, Eighth Amendment Term B Loan, 1st Lien
4.484%, VAR LIBOR+3.250%, 08/18/2023	307	306

		2,265

Utilities — 0.2%
Dynegy, Tranche C-1 Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 02/07/2024	85	86
Vistra Operations Company LLC (fka Tex Operations Company LLC), 2016 Incremental Term Loan, 1st Lien
3.984%, VAR LIBOR+2.750%, 12/14/2023	85	86

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
3.982%, VAR LIBOR+2.750%, 12/14/2023	$28	$28

		200

Total Loan Participations (Cost $22,981) ($ Thousands)		22,631

ASSET-BACKED SECURITIES — 16.1%

Automotive — 6.6%
American Credit Acceptance Receivables Trust, Ser 2017-2, Cl A
1.840%, 07/13/2020 (A)	208	208
AmeriCredit Automobile Receivables Trust, Ser 2015-1, Cl A3
1.260%, 11/08/2019	39	39
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A3
1.600%, 11/09/2020	205	205
Americredit Automobile Receivables Trust, Ser 2016-4, Cl A2A
1.340%, 04/08/2020	196	196
Chrysler Capital Auto Receivables Trust, Ser 2014-AA, Cl A4
1.310%, 05/15/2019 (A)	1	1
Credit Acceptance Auto Loan Trust, Ser 2017- 2A, Cl A
2.550%, 02/17/2026 (A)	250	250
Enterprise Fleet Financing, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (A)	210	210
Enterprise Fleet Financing, Ser 2017-2, Cl A2
1.970%, 01/20/2023 (A)	100	100
First Investors Auto Owner Trust, Ser 2016- 1A, Cl A1
1.920%, 05/15/2020 (A)	76	76
First Investors Auto Owner Trust, Ser 2017- 2A, Cl A1
1.860%, 10/15/2021 (A)	55	55
Flagship Credit Auto Trust, Ser 2017-2, Cl A
1.850%, 07/15/2021 (A)	107	107
Flagship Credit Auto Trust, Ser 2017-3, Cl A
1.880%, 10/15/2021 (A)	146	146
Ford Credit Auto Lease Trust, Ser 2015-B,Cl B
1.920%, 03/15/2019	325	325
Ford Credit Floorplan Master Owner Trust, Ser 2016-4, Cl A
1.757%, VAR LIBOR USD 1 Month+0.530%, 07/15/2020	290	291
Ford Credit Floorplan Master Owner Trust, Ser 2016-5, Cl A1
1.950%, 11/15/2021	150	150

104	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
GLS Auto Receivables Trust, Ser 2016-1A, Cl A
2.730%, 10/15/2020 (A)	$118	$118
GLS Auto Receivables Trust, Ser 2017-1A, Cl A2
2.670%, 04/15/2021 (A)	205	205
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl A3
1.530%, 09/20/2018	64	64
GM Financial Automobile Leasing Trust, Ser 2015-2, Cl A3
1.680%, 12/20/2018	53	53
GM Financial Automobile Leasing Trust, Ser 2016-2, Cl A3
1.620%, 09/20/2019	230	230
Hyundai Auto Lease Securitization Trust, Ser 2016-B, Cl A3
1.520%, 10/15/2019 (A)	200	200
Hyundai Auto Lease Securitization Trust, Ser 2017-A, Cl A2A
1.560%, 07/15/2019 (A)	191	191
Prestige Auto Receivables Trust, Ser 2017-1A, Cl A3
2.050%, 10/15/2021 (A)	300	300
Santander Drive Auto Receivables Trust, Ser 2016-1, Cl B
2.470%, 12/15/2020	250	251
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/2022	150	151
Securitized Term Auto Receivables Trust, Ser 2017-2A, Cl A2A
1.775%, 01/27/2020 (A)	65	65
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 04/15/2020	100	100
United Auto Credit Securitization Trust, Ser 2017-1, Cl A
1.890%, 05/10/2019 (A)	185	184
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl A2
1.570%, 06/17/2019 (A)	120	120
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl B
2.300%, 11/15/2019 (A)	350	351
Westlake Automobile Receivables Trust, Ser 2017-1A, Cl A2
1.780%, 04/15/2020 (A)	100	100

		5,042

Credit Cards — 0.9%

Cabela’s Credit Card Master Note Trust, Ser 2016-1, Cl A1
1.780%, 06/15/2022	355	354

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust, Ser 2016-A1, Cl A1
1.684%, VAR LIBOR USD 1 Month+0.450%, 02/15/2022	$300	$302

		656

Other Asset-Backed Securities — 8.6%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
1.914%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	143	143
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl A2B
2.337%, VAR ICE LIBOR USD 1 Month+1.100%, 09/25/2034	19	19
Apidos CLO XII, Ser 2013-12A, Cl A
2.258%, VAR ICE LIBOR USD 3 Month+1.100%, 04/15/2025 (A)	495	496
Cent CLO, Ser 2014-16AR, Cl A1AR
2.420%, VAR ICE LIBOR USD 3 Month+1.250%, 08/01/2024 (A)	406	407
Cent CLO, Ser 2017-20A, Cl AR
2.414%, VAR ICE LIBOR USD 3 Month+1.100%, 01/25/2026 (A)	325	325
Chesapeake Funding II, Ser 2017-2A, Cl A1
1.990%, 05/15/2029 (A)	200	200
CIFC Funding, Ser 2017-1A, Cl A1R
2.561%, VAR ICE LIBOR USD 3 Month+1.250%, 07/16/2030 (A)	250	251
CNH Equipment Trust, Ser 2016-B, Cl A2A
1.310%, 10/15/2019	114	114
Dryden XXXI Senior Loan Fund, Ser 2017-31A,Cl AR
2.238%, VAR ICE LIBOR USD 3 Month+1.080%, 04/18/2026 (A)	350	351
First Franklin Mortgage Loan Trust, Ser 2006-FF1, Cl 2A3
1.477%, VAR ICE LIBOR USD 1 Month+0.240%, 01/25/2036	6	6
Limerock CLO II, Ser 2017-2A, Cl AR
2.458%, VAR ICE LIBOR USD 3 Month+1.300%, 04/18/2026 (A)	300	301
MMAF Equipment Finance, Ser 2017-AA, Cl A2
1.730%, 05/18/2020 (A)	100	100
Nationstar HECM Loan Trust, Ser 2016-2A, Cl A
2.239%, 06/25/2026 (A)	75	76
Nationstar HECM Loan Trust, Ser 2017-1A, Cl A
1.968%, 05/25/2027 (A)	68	68

SEI Institutional Managed Trust / Annual Report / September 30, 2017	105

SCHEDULE OF INVESTMENTS

September 30, 2017

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nationstar HECM Loan Trust, Ser 2017-2A, Cl A1
2.038%, 09/25/2027 (A)	$100	$100
NYCTL Trust, Ser 2017-A, Cl A
1.870%, 11/10/2030 (A)	215	215
NYCTL Trust, Ser 2015-A, Cl A
1.340%, 11/10/2028 (A)	58	58
NYCTL Trust, Ser 2016-A, Cl A
1.470%, 11/10/2029 (A)	47	47
Octagon Investment Partners XVI Ltd., Ser 2013-1A, Cl A
2.424%, VAR ICE LIBOR USD 3 Month+1.120%, 07/17/2025 (A)	550	551
Octagon Investment Partners XX, Ser 2017- 1A, Cl AR
2.439%, VAR ICE LIBOR USD 3 Month+1.130%, 08/12/2026 (A)	250	252
OHA Credit Partners VIII Ltd., Ser 2013-8A, Cl A
2.276%, VAR ICE LIBOR USD 3 Month+1.120%, 04/20/2025 (A)	306	307
SLM Student Loan Trust, Ser 2005-4, Cl A3
1.434%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	122	122
SLM Student Loan Trust, Ser 2008-5, Cl A4
3.014%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	305	314
SLM Student Loan Trust, Ser 2008-9, Cl A
2.814%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	142	145
SLM Student Loan Trust, Ser 2011-1, Cl A1
1.757%, VAR ICE LIBOR USD 1 Month+0.520%, 03/25/2026	224	225
SoFi Professional Loan Program, Ser 2014-A, Cl A1
2.832%, VAR ICE LIBOR USD 1 Month+1.600%, 06/25/2025 (A)	113	115
SPS Servicer Advance Receivables Trust, Ser 2016-T1, Cl AT1
2.530%, 11/16/2048 (A)	151	150
Symphony CLO Ltd., Ser 2014-8AR, Cl BR
2.905%, VAR ICE LIBOR USD 1 Month+1.750%, 01/09/2023 (A)	805	804
VOLT LX, Ser 2017-NPL7, Cl A1
3.250%, 04/25/2059 (A)	84	84
Voya CLO, Ser 2017-4A, Cl A2AR
2.754%, VAR ICE LIBOR USD 3 Month+1.450%, 10/14/2026 (A)	250	250
		6,596
Total Asset-Backed Securities (Cost $12,280) ($ Thousands)		12,294

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 11.1%
Agency Mortgage-Backed Obligations — 3.4%
FHLMC
6.000%, 09/01/2026	$46	$52
FNMA
6.500%, 09/01/2026	37	41
6.000%, 11/01/2026 to 04/01/2040 (E)	293	331
5.000%, 02/01/2023 to 03/01/2025	65	68
FNMA TBA
3.500%, 10/16/2027	900	937
FNMA, Ser 2017-KT01
1.556%, 02/25/2020	65	65
FREMF Mortgage Trust, Ser 2014-K503, Cl C
3.078%, 10/25/2047 (A)	155	154
FREMF Mortgage Trust, Ser K703, Cl B
5.045%, 07/25/2044 (A)	250	254
FREMF Mortgage Trust, Ser K706, Cl C
4.169%, 11/25/2044 (A)	150	152
NCUA Guaranteed Notes, Ser 2010-R1, Cl 1A
1.681%, VAR LIBOR USD 1 Month+ 0.450%, 10/07/2020	191	192
NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A
1.681%, VAR LIBOR USD 1 Month+ 0.450%, 01/08/2020	263	264
NCUA Guaranteed Notes, Ser 2011-R3, Cl 1A
1.629%, VAR LIBOR USD 1 Month+0.400%, 03/11/2020	80	80
NCUA Guaranteed Notes, Ser 2011-R4, Cl 1A
1.607%, VAR LIBOR USD 1 Month+0.380%, 03/06/2020	2	2

		2,592
Non-Agency Mortgage-Backed Obligations — 7.7%
BAMLL Re-REMIC Trust 2015, Ser FR11, Cl A705
1.836%, 09/27/2044 (A)	200	197
Banc of America Mortgage Securities, Ser 2004-J, Cl 2A1
3.382%, 11/25/2034	45	46
Banc of America Mortgage Securities, Ser 2005-C, Cl 2A2
3.679%, 04/25/2035	142	134
Banc of America Mortgage Securities, Ser 2005-I, Cl 2A1
3.282%, 10/25/2035	116	110
BBCMS 2017-DELC Mortgage Trust, Ser DELC, Cl A
2.077%, VAR LIBOR USD 1 Month+0.850%, 08/15/2036 (A)	250	250
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.427%, 12/10/2049	34	34

106	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Ser 2004- HYB3, Cl 1A
3.574%, 09/25/2034	$30	$30
COLT Mortgage Loan Trust, Ser 2016-3, Cl A3
3.750%, 12/26/2046 (A)	125	129
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/2047 (A)	81	82
COMM Mortgage Trust, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	84	84
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.725%, 12/26/2046 (A)	77	77
Deephaven Residential Mortgage Trust, Ser 2017-2A, Cl A1
2.453%, 06/25/2047 (A)	88	87
FHLMC Structured Agency Credit Risk Debt Notes, ser 2017-HQAl CL M1
2.434%, 04/25/2029	239	241
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN1, Cl M1
4.637%, VAR ICE LIBOR USD 1 Month+3.400%, 07/25/2023	138	140
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
2.884%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	199	201
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M2
3.637%, VAR ICE LIBOR USD 1 Month+2.400%, 01/25/2025	70	70
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M3
5.037%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2025	250	269
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 2M1
2.184%, VAR ICE LIBOR USD 1 Month+0.950%, 05/25/2024	15	15
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
2.184%, VAR ICE LIBOR USD 1 Month+0.950%, 05/25/2024	99	100
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
2.434%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2024	42	42
FNMA Connecticut Avenue Securities, Ser 2017-C02, Cl 2M1
2.384%, VAR ICE LIBOR USD 1
Month+1.150%, 09/25/2029	101	102

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser- 2017 500K, Cl A
1.934%, VAR LIBOR USD 1 Month+0.700%, 07/15/2032 (A)	$135	$135
GS Mortgage Securities, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	47	48
GS Mortgage Securities, Ser 2013-GC13, Cl A1
1.206%, 07/10/2046	1	1
Impac CMB Trust, Ser 2005-1, Cl 1A1
1.754%, VAR ICE LIBOR USD 1 Month+0.520%, 04/25/2035	142	135
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.319%, 04/15/2041	252	254
LSTAR Securities Investment Trust, Ser 2017- 3, Cl A1
3.235%, VAR ICE LIBOR USD 1 Month+2.000%, 04/01/2022 (A)	75	75
MFA Trust, Ser 2017-RPL1, Cl A1
2.588%, 02/25/2057 (A)	92	92
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 02/25/2058 (A)	100	101
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (A)	81	82
Mortgage Repurchase Agreement Financing Trust, Ser 2016-5, Cl A
2.401%, VAR ICE LIBOR USD 1 Month+1.170%, 06/10/2019 (A)	300	300
MortgageIT Trust, Ser 2005-5, Cl A1
1.494%, VAR ICE LIBOR USD 1 Month+0.260%, 12/25/2035	399	398
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)	114	119
Option One Mortgage Loan Trust, Ser 2005- 1, Cl A1A
1.734%, VAR ICE LIBOR USD 1 Month+0.500%, 02/25/2035	53	53
Sequoia Mortgage Trust, Ser 2004-10, Cl A2
1.876%, VAR ICE LIBOR USD 1 Month+0.640%, 11/20/2034	95	94
Sequoia Mortgage Trust, Ser 2004-11, Cl A1
1.836%, VAR ICE LIBOR USD 1 Month+0.600%, 12/20/2034	73	71
Sequoia Mortgage Trust, Ser 2005-2, Cl A1
1.456%, VAR ICE LIBOR USD 1 Month+0.220%, 03/20/2035	46	44
Series RRX Trust, Ser 2014-1A, Cl A, PO
0.000%, 08/26/2044 (A)	200	196

SEI Institutional Managed Trust / Annual Report / September 30, 2017	107

SCHEDULE OF INVESTMENTS

September 30, 2017

Enhanced Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)	$108	$108
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)	114	114
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)	115	115
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)	239	238
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)	377	374
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.912%, 03/25/2036	183	174
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
3.089%, 01/25/2035	109	110

		5,871
Total Mortgage-Backed Securities (Cost $8,471) ($ Thousands)		8,463

MUNICIPAL BONDS — 1.1%

California — 0.3%
California State, RB
2.012%, 04/01/2047 (D)	250	251

Florida — 0.5%
Florida State, Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	350	351

Illinois — 0.2%
Illinois State, GO
5.665%, 03/01/2018	135	137
5.163%, 02/01/2018	5	5

		142

Indiana — 0.1%
City of Whiting, AMT, RB
1.690%, 12/01/2044 (D)	100	100

Total Municipal Bonds (Cost $841) ($ Thousands)		844

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK — 0.2%
TE Holdcorp, 0.000% *	16,542	$153
Total Preferred Stock (Cost $155) ($ Thousands)		153

COMMON STOCK — 0.1%
Boart Longyear *	1,766,201	34
Energy & Exploration Partners *	85	—
TE Holdcorp *	11,340	30

Total Common Stock (Cost $512) ($ Thousands)		64

	Number of Rights

RIGHTS* — 0.0%
Texas Competitive Electric Holdings LLC, Taxable Receivable Agreement Rights 0.000 ‡‡	2,451	2
Total Rights (Cost $3) ($ Thousands)		2

	Number of Warrants

WARRANTS* — 0.0%
Lion Holding Warrants, Cl A, Expires 12/30/2027 Strike Price $–	385	–

Total Warrants
(Cost $—) ($ Thousands)		–

	Shares

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	1,877,667	1,878
Total Cash Equivalent (Cost $1,878) ($ Thousands)		1,878

108	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENT — 0.9%
Goldman Sachs
1.020%, dated 09/29/2017, to be repurchased on 10/02/2017, repurchase price $700,060 (collateralized by various FNMA obligations, ranging in par value $97,662 - $795,456, 3.409% - 3.500%, 12/01/2040 - 05/01/2047; total market value $714,000) (F)	$700	$700

Total Repurchase Agreement (Cost $700) ($ Thousands)		700

Total Investments in Securities— 101.7% (Cost $78,397) ($ Thousands)		$77,680

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($Thousands)
U.S. 10-Year Treasury Note	(8)	Dec-2017	$(1,013)	$(1,003)	$10
U.S. 2-Year Treasury Note	(12)	Jan-2018	(2,594)	(2,588)	6
U.S. 5-Year Treasury Note	4	Dec-2017	473	470	(3)

			$(3,134)	$(3,121)	$13

Percentages are based on Net Assets of $76,364 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2017.

‡‡	Expiration date not available.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $21,329 ($ Thousands), representing 27.9% of the Net Assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	Unsettled bank loan. Interest rate not available.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(F)	Tri-Party Repurchase Agreement.

AMT	— Alternative Minimum Tax

Cl	— Class

CLO	— Collateralized Loan Obligation

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

FREMF—	Freddie Mac Multi-Family

GO	— General Obligation

ICE—	Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

LLC	— Limited Liability Company

LP	— Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

NCUA — National Credit Union Association

PIK — Payment-in-Kind

PLC — Public Limited Company

Pty — Proprietary

RB — Revenue Bond

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable Rate

SEI Institutional Managed Trust / Annual Report / September 30, 2017	109

SCHEDULE OF INVESTMENTS

September 30, 2017

Enhanced Income Fund (Concluded)

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$30,651	$–	$30,651
Loan Participations	–	22,625	6	22,631
Asset-Backed Securities	–	12,294	–	12,294
Mortgage-Backed Securities	–	8,463	–	8,463
Municipal Bonds	–	844	–	844
Repurchase Agreement	–	700	–	700
Preferred Stock	–	153	–	153
Common Stock	–	64	–	64
Warrants	–	–	–	–
Right	–	2	–	2
Cash Equivalent	1,878	–	–	1,878

Total Investments in Securities	$1,878	$75,796	$6	$77,680

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Appreciation	$16	$–	$–	$16
Unrealized Depreciation	(3)	–	–	(3)

Total Other Financial Instruments	$13	$–	$–	$13

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliated for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$5,121	$27,597	$(30,840)	$—	$—	$1,878	$12

The accompanying notes are an integral part of the financial statements.

110	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 33.4%

Agency Mortgage-Backed Obligations — 27.9%
FHLMC
7.500%, 05/01/2031 to 09/01/2032	$267	$290
7.000%, 05/01/2024 to 03/01/2039	281	310
6.500%, 10/01/2031 to 09/01/2039	126	141
6.000%, 03/01/2020 to 07/01/2037	769	825
5.500%, 06/01/2020 to 11/01/2035	600	644
5.000%, 10/01/2018 to 06/01/2044	4,079	4,455
4.500%, 08/01/2020 to 06/01/2047	3,499	3,779
4.000%, 04/01/2019 to 07/01/2047	16,807	17,760
3.500%, 09/01/2026 to 01/01/2047	39,687	41,244
3.000%, 03/01/2031 to 02/01/2047	22,828	22,961
2.500%, 12/01/2031	3,111	3,136
FHLMC ARM
3.091%, VAR ICE LIBOR USD 12 Month+1.622%, 02/01/2045	339	347
2.624%, VAR ICE LIBOR USD 12
Month+1.633%, 07/01/2046	786	798
FHLMC CMO, Ser 1988-1, Cl Z
9.300%, 04/15/2019	1	1
FHLMC CMO, Ser 1997-1983, Cl Z
6.500%, 12/15/2023	351	380
FHLMC CMO, Ser 2001-2277, Cl B
7.500%, 01/15/2031	79	93
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	411	457
FHLMC CMO, Ser 2005-2945, Cl SA
10.072%, VAR LIBOR USD 1 Month+12.294%, 03/15/2020	60	61

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	$868	$974
FHLMC CMO, Ser 2007-3294, Cl CB
5.500%, 03/15/2037	185	205
FHLMC CMO, Ser 2008-3451, Cl SB, IO
4.796%, VAR LIBOR USD 1 Month+6.030%, 05/15/2038	62	8
FHLMC CMO, Ser 2010-3621, Cl SB, IO
5.003%, VAR LIBOR USD 1 Month+6.230%, 01/15/2040	75	12
FHLMC CMO, Ser 2011-3829, Cl ED
3.500%, 10/15/2028	101	102
FHLMC CMO, Ser 2011-3838, Cl QE
3.500%, 01/15/2029	190	191
FHLMC CMO, Ser 2011-3947, Cl SG, IO
4.716%, VAR LIBOR USD 1 Month+5.950%, 10/15/2041	547	92
FHLMC CMO, Ser 2012-4054, Cl SA, IO
4.816%, VAR LIBOR USD 1 Month+6.050%, 08/15/2039	960	150
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	979	91
FHLMC CMO, Ser 2013-4174, Cl SA, IO
4.973%, VAR LIBOR USD 1 Month+6.200%, 05/15/2039	314	37
FHLMC CMO, Ser 2013-4203, Cl PS, IO
5.016%, VAR LIBOR USD 1 Month+6.250%, 09/15/2042	323	51
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.752%, 04/15/2041 (A)	539	28
FHLMC CMO, Ser 2015-4425, Cl A
4.000%, 09/15/2040	558	588
FHLMC CMO, Ser 2015-4529, Cl HC
3.000%, 10/15/2039	224	228
FHLMC CMO, Ser 2016-353, Cl S1, IO
4.766%, VAR LIBOR USD 1 Month+6.000%, 12/15/2046	469	102
FHLMC CMO, Ser 2016-4604, Cl AB
3.000%, 08/15/2046	536	547
FHLMC CMO, Ser 2016-4640, Cl LD
4.000%, 09/15/2043	1,809	1,908
FHLMC CMO, Ser 2017-4700, Cl QJ
4.000%, 07/15/2044	1,340	1,415
FHLMC CMO, Ser 2017-4705, Cl A
4.500%, 09/15/2042	898	962
FHLMC Multifamily Structured Pass-Through Certificates, Ser K015, Cl X1, IO
1.769%, 07/25/2021 (A)	1,314	67
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.686%, 10/25/2021 (A)	282	14

SEI Institutional Managed Trust / Annual Report / September 30, 2017	111

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K064, Cl X1, IO
0.745%, 03/25/2027 (A)	$4,986	$244
FHLMC Multifamily Structured Pass-Through
Certificates, Ser K151, Cl A3 3.511%, 04/25/2030	1,465	1,527
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF34, Cl A
1.592%, VAR LIBOR USD 1 Month+0.360%, 08/25/2024	735	736
FHLMC Multifamily Structured Pass-Through Certificates, Ser KW02, Cl A1
2.896%, 04/25/2026	930	954
FHLMC TBA
4.000%, 10/14/2040 to 11/01/2040	8,365	8,803
3.500%, 10/15/2041	7,300	7,529
3.000%, 10/15/2042	4,000	4,015
FNMA
7.000%, 09/01/2026 to 02/01/2039	980	1,108
6.500%, 03/01/2031 to 05/01/2040	69	75
6.000%, 10/01/2019 to 07/01/2037	2,101	2,387
5.500%, 06/01/2018 to 09/01/2056	618	683
5.000%, 01/01/2020 to 08/01/2056	8,017	8,871
4.500%, 01/01/2020 to 04/01/2056	55,163	59,601
4.000%, 08/01/2020 to 08/01/2047	70,954	75,321
3.840%, 08/01/2021	2,894	3,061
3.762%, 12/01/2020	2,484	2,595
3.665%, 10/01/2020	1,294	1,350
3.619%, 12/01/2020	1,629	1,703
3.500%, 08/01/2028 to 03/01/2057	26,488	27,565
3.330%, 10/01/2029	1,235	1,271
3.190%, 05/01/2030	1,297	1,319
3.168%, VAR ICE LIBOR USD 12 Month+1.500%, 10/01/2047	555	572
3.010%, 04/01/2028	1,320	1,335
3.000%, 02/01/2027 to 02/01/2047	11,783	11,960
2.940%, 07/01/2027	400	401
2.830%, 06/01/2022	1,148	1,179
2.820%, 07/01/2027	590	590
2.600%, 10/01/2031	1,370	1,320
2.510%, 08/01/2026	1,317	1,295
2.500%, 10/01/2042	698	679
FNMA ACES, Ser 2012-M14, Cl X2, IO
0.577%, 09/25/2022 (A)	17,668	338
FNMA ACES, Ser 2014-M2, Cl A2
3.513%, 12/25/2023 (A)	1,770	1,869
FNMA ACES, Ser 2015-M13, Cl A2
2.802%, 06/25/2025 (A)	130	130
FNMA ACES, Ser 2015-M2, Cl A3
3.148%, 12/25/2024 (A)	2,534	2,607
FNMA ARM
4.377%, VAR ICE LIBOR USD 12 Month+1.776%, 04/01/2040	230	243

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
3.234%, VAR ICE LIBOR USD 12 Month+1.620%, 06/01/2047	$734	$756
3.192%, VAR ICE LIBOR USD 12 Month+1.562%, 10/01/2043	297	305
3.137%, VAR ICE LIBOR USD 12 Month+1.620%, 03/01/2047	786	810
2.977%, VAR ICE LIBOR USD 12 Month+1.602%, 05/01/2047	183	188
2.753%, VAR 12 Month Treas Avg+1.973%, 11/01/2035	206	216
2.713%, VAR 12 Month Treas Avg+1.934%, 11/01/2035	864	904
2.690%, VAR 12 Month Treas Avg+1.889%, 10/01/2035	949	992
2.627%, VAR 12 Month Treas Avg+1.835%, 10/01/2035	144	150
FNMA CMO STRIPS, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	531	122
FNMA CMO STRIPS, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	480	83
FNMA CMO STRIPS, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	697	60
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	201	220
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	588	624
FNMA CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/01/2035	1,465	287
FNMA CMO, Ser 2006-112, Cl ST, IO
5.463%, VAR LIBOR USD 1 Month+6.700%, 11/25/2036	1,329	146
FNMA CMO, Ser 2007-108, Cl AN
8.204%, 11/25/2037 (A)	102	118
FNMA CMO, Ser 2008-22, Cl SI, IO
5.196%, VAR LIBOR USD 1 Month+6.430%, 03/25/2037	1,867	71
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (B)	1,570	1,444
FNMA CMO, Ser 2010-150, Cl SK, IO
6.345%, VAR LIBOR USD 1 Month+6.530%, 01/25/2041	422	77
FNMA CMO, Ser 2011-43, Cl AN
3.500%, 12/25/2028	189	190
FNMA CMO, Ser 2011-59, Cl NZ
5.500%, 07/25/2041	2,396	2,696
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	549	36
FNMA CMO, Ser 2011-96, Cl SA, IO
5.313%, VAR LIBOR USD 1 Month+6.550%, 10/25/2041	1,497	260
FNMA CMO, Ser 2012-133, Cl CS, IO
4.913%, VAR LIBOR USD 1 Month+6.150%, 12/25/2042	437	82

112	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	$73	$80
FNMA CMO, Ser 2012-35, Cl SC, IO
5.263%, VAR LIBOR USD 1 Month+6.500%, 04/25/2042	128	26
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	379	431
FNMA CMO, Ser 2012-70, Cl YS, IO
5.416%, VAR LIBOR USD 1 Month+6.650%, 02/25/2041	116	15
FNMA CMO, Ser 2012-74, Cl SA, IO
5.413%, VAR LIBOR USD 1 Month+6.650%, 03/25/2042	461	74
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (B)	35	32
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (B)	71	65
FNMA CMO, Ser 2013-124, Cl SB, IO
4.713%, VAR LIBOR USD 1 Month+5.950%, 12/25/2043	446	90
FNMA CMO, Ser 2013-30, Cl CA
1.500%, 04/25/2043	269	249
FNMA CMO, Ser 2013-35, Cl CL
3.000%, 02/25/2043	6,875	6,844
FNMA CMO, Ser 2013-54, Cl BS, IO
4.913%, VAR LIBOR USD 1 Month+6.150%, 06/25/2043	136	28
FNMA CMO, Ser 2013-9, Cl SA, IO
4.913%, VAR LIBOR USD 1 Month+6.150%, 03/25/2042	567	79
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	416	480
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	3,098	3,428
FNMA CMO, Ser 2014-40, Cl EP
3.500%, 10/25/2042	407	424
FNMA CMO, Ser 2014-M4, Cl A2
3.346%, 03/25/2024 (A)	2,795	2,927
FNMA CMO, Ser 2015-55, Cl IO, IO
1.453%, 08/25/2055 (A)	1,026	55
FNMA CMO, Ser 2016-59, Cl CA
3.500%, 09/25/2043	1,775	1,855
FNMA CMO, Ser 2016-60, Cl QS, IO
4.863%, VAR LIBOR USD 1 Month+6.100%, 09/25/2046	489	82
FNMA CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	649	659
FNMA CMO, Ser 2017-33, Cl LB
3.000%, 05/25/2039	867	885
FNMA CMO, Ser 2017-76, Cl SB, IO
4.866%, VAR LIBOR USD 1 Month+6.100%, 10/25/2057	1,600	300

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2017-GS, Cl SA, IO
0.000%, 03/31/2036	$500	$87
FNMA Multifamily Megas, Ser 141, Cl 1
2.966%, 05/01/2027 (A)	2,222	2,245
FNMA TBA
5.000%, 10/01/2038	1,500	1,636
4.500%, 11/15/2034	8,690	9,317
4.000%, 11/12/2039 to 10/01/2040	17,020	17,910
3.500%, 11/01/2040 to 10/15/2042	30,635	31,558
3.000%, 11/25/2026 to 10/15/2042	21,045	21,417
FNMA, Ser 2014-M12, Cl FA
1.563%, VAR LIBOR USD 1 Month+0.300%, 10/25/2021	496	495
FNMA, Ser 2015-M3, Cl FA
1.457%, VAR LIBOR USD 1 Month+0.220%, 06/25/2018	146	146
FNMA, Ser 2017-M4, Cl A2
2.684%, 12/25/2026 (A)	440	431
FNMA, Ser 2017-M7, Cl A2
2.961%, 02/25/2027 (A)	397	406
FREMF Mortgage Trust, Ser 2012-K20, Cl X2A, IO
0.200%, 05/25/2045 (C)	12,422	93
GNMA
8.000%, 11/15/2029 to 09/15/2030	51	55
7.500%, 03/15/2029	56	66
6.500%, 07/15/2028 to 09/15/2035	1,742	1,971
6.000%, 10/15/2023 to 10/20/2040	3,471	3,940
5.000%, 12/20/2039 to 05/20/2047	3,103	3,354
4.500%, 04/20/2041 to 09/15/2047	2,820	3,071
4.000%, 07/15/2045 to 08/20/2047	9,392	9,956
3.500%, 03/20/2046 to 04/20/2047	10,534	10,965
3.000%, 12/20/2046	4,613	4,683
GNMA CMO, Ser 2007-17, Cl IB, IO
5.019%, VAR LIBOR USD 1 Month+6.250%, 04/20/2037	667	108
GNMA CMO, Ser 2010-31, Cl GS, IO
5.264%, VAR LIBOR USD 1 Month+6.500%, 03/20/2039	71	5
GNMA CMO, Ser 2010-4, Cl NS, IO
5.156%, VAR LIBOR USD 1 Month+6.390%, 01/16/2040	4,725	838
GNMA CMO, Ser 2010-85, Cl HS, IO
5.419%, VAR LIBOR USD 1 Month+6.650%, 01/20/2040	82	10
GNMA CMO, Ser 2010-H27, Cl FA
1.604%, VAR ICE LIBOR USD 1 Month+0.380%, 12/20/2060	1,408	1,401
GNMA CMO, Ser 2010-H28, Cl FE
1.624%, VAR ICE LIBOR USD 1 Month+0.400%, 12/20/2060	740	738

SEI Institutional Managed Trust / Annual Report / September 30, 2017	113

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2011-H08, Cl FG
1.704%, VAR ICE LIBOR USD 1 Month+0.480%, 03/20/2061	$844	$843
GNMA CMO, Ser 2011-H09, Cl AF
1.724%, VAR ICE LIBOR USD 1 Month+0.500%, 03/20/2061	611	611
GNMA CMO, Ser 2012-152, Cl IO, IO
0.778%, 01/16/2054 (A)	7,973	427
GNMA CMO, Ser 2012-34, Cl SA, IO
4.819%, VAR LIBOR USD 1 Month+6.050%, 03/20/2042	545	93
GNMA CMO, Ser 2012-43, Cl SN, IO
5.366%, VAR LIBOR USD 1 Month+6.600%, 04/16/2042	43	10
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	663	53
GNMA CMO, Ser 2012-98, Cl SA, IO
5.666%, VAR LIBOR USD 1 Month+6.100%, 08/16/2042	345	60
GNMA CMO, Ser 2013-53, Cl OI, IO
3.500%, 04/20/2043	374	55
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	151	30
GNMA CMO, Ser 2016-135, Cl SB, IO
4.866%, VAR LIBOR USD 1 Month+6.100%, 10/16/2046	361	98
GNMA CMO, Ser 2017-H18, Cl BI, IO
1.627%, 09/20/2067 (A)	5,700	588
GNMA TBA
4.500%, 10/15/2039 to 12/15/2039	15,245	16,237
4.000%, 10/01/2039	12,800	13,492
3.500%, 10/15/2041 to 11/15/2041	22,845	23,747
3.000%, 10/01/2042	27,545	27,928
NCUA Guaranteed Notes, Ser 2010-R2, Cl 1A
1.601%, VAR LIBOR USD 1 Month+0.370%, 11/06/2017	705	705

		582,514

Non-Agency Mortgage-Backed Obligations — 5.5%
1211 Avenue of the Americas Trust, Ser 2015- 1211, Cl A1A2
3.901%, 08/10/2035 (C)	805	852
Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 3A1
2.879%, 02/25/2035 (A)	1,388	1,350
Adjustable Rate Mortgage Trust, Ser 2007-1, Cl 5A31
1.374%, VAR ICE LIBOR USD 1 Month+0.140%, 03/25/2037	2,045	1,699
Alternative Loan Trust, Ser 2005-36, Cl 3A1
3.413%, 08/25/2035 (A)	1,688	1,420

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust, Ser 2006-18CB, Cl A6
23.662%, VAR ICE LIBOR USD 1 Month+28.600%, 07/25/2036	$301	$456
Alternative Loan Trust, Ser 2006-OA11, Cl A4
1.424%, VAR ICE LIBOR USD 1 Month+0.190%, 09/25/2046	442	367
Alternative Loan Trust, Ser 2007-23CB, Cl A7
1.637%, VAR ICE LIBOR USD 1 Month+0.400%, 09/25/2037	2,343	1,469
American Home Mortgage Assets Trust, Ser 2006-6, Cl A1A
1.424%, VAR ICE LIBOR USD 1 Month+0.190%, 12/25/2046	1,508	1,253
American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A
3.453%, VAR ICE LIBOR USD 6 Month+2.000%, 06/25/2045	2,957	2,993
American Home Mortgage Investment Trust, Ser 2005-4, Cl 5A
3.205%, VAR ICE LIBOR USD 6 Month+1.750%, 11/25/2045	1,607	1,283
BAMLL Commercial Mortgage Securities Trust, Ser 2014-520M, Cl A
4.266%, 08/15/2034 (A)(C)	440	471
BAMLL Re-REMIC Trust, Ser 2016-RRGG10, Cl AJA
5.950%, 08/10/2045 (A)(C)	1,812	1,577
BANK, Ser 2017-BNK7, Cl A5
3.435%, 09/15/2060	570	583
Bayview Opportunity Master Fund IVa Trust, Ser 2017-RT1, Cl A1
3.000%, 03/28/2057 (A)(C)	1,284	1,298
BCAP Trust, Ser 2015-RR2, Cl 21A1
1.634%, 03/28/2037 (A)(C)	1,127	1,072
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
2.952%, 05/25/2034 (A)	141	131
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC6, Cl 1A3
5.500%, 09/25/2035 (A)	1,380	1,356
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC8, Cl A3, IO
6.413%, VAR ICE LIBOR USD 1 Month+7.650%, 11/25/2035	4,245	1,264
BX Trust, Ser 2017-APPL, Cl A
2.114%, VAR LIBOR USD 1 Month+0.880%, 07/15/2034 (C)	590	590
CD Commercial Mortgage Trust, Ser 2006- CD3, Cl AJ
5.688%, 10/15/2048	170	87
CD Commercial Mortgage Trust, Ser 2007- CD4, Cl AJ
5.398%, 12/11/2049 (A)	51	29

114	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CD Commercial Mortgage Trust, Ser 2016- CD1, Cl ASB
2.622%, 08/10/2049	$517	$511
CD Commercial Mortgage Trust, Ser 2016- CD1, Cl A1
1.443%, 08/10/2049	162	160
CD Commercial Mortgage Trust, Ser 2017- CD4, Cl ASB
3.317%, 05/10/2050	221	227
CD Commercial Mortgage Trust, Ser 2017- CD5, Cl XA, IO
1.060%, 08/15/2050 (A)	8,750	576
CD Commercial Mortgage Trust, Ser 2017- CD5, Cl A4
3.431%, 08/15/2050	570	583
CFCRE Commercial Mortgage Trust, Ser 2011- C1, Cl A4
4.961%, 04/15/2044 (A)(C)	459	487
CFCRE Commercial Mortgage Trust, Ser 2016-C3, Cl A1
1.793%, 01/10/2048	267	266
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%, 05/10/2058	294	297
CFCRE Commercial Mortgage Trust, Ser 2016-C7, Cl A2
3.585%, 12/10/2054	290	298
CFCRE Commercial Mortgage Trust, Ser 2016-C7, Cl A3
3.839%, 12/10/2054	226	237
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A1
1.965%, 06/15/2050	175	174
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A4
3.572%, 06/15/2050	276	283
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	230	236
Citigroup Commercial Mortgage Trust, Ser 2006-C5, Cl AJ
5.482%, 10/15/2049	200	189
Citigroup Commercial Mortgage Trust, Ser 20098-C7, Cl AJA
6.395%, 12/10/2049 (A)	140	82
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035 (C)	1,205	1,236
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl A4
3.093%, 04/10/2046	174	178

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl A2
1.987%, 04/10/2046	$484	$484
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl AAB
2.690%, 04/10/2046	198	200
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl E
4.565%, 03/10/2047 (A)(C)	780	586
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl A4
3.635%, 10/10/2047	514	536
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl A4
3.192%, 04/10/2048	262	265
Cold Storage Trust, Ser 2017-ICE3, Cl B
2.484%, VAR LIBOR USD 1 Month+1.250%, 04/15/2036 (C)	1,740	1,751
COMM Mortgage Trust, Ser 2010-C1, Cl A2
3.830%, 07/10/2046 (C)	55	56
COMM Mortgage Trust, Ser 2010-C1, Cl XWB, IO
0.865%, 07/10/2046 (A)(C)	13,060	270
COMM Mortgage Trust, Ser 2012-CR4, Cl A2
1.801%, 10/15/2045	107	107
COMM Mortgage Trust, Ser 2013-300P, Cl A1
4.353%, 08/10/2030 (C)	620	670
COMM Mortgage Trust, Ser 2013-CR10, Cl A2
2.972%, 08/10/2046	211	213
COMM Mortgage Trust, Ser 2013-CR11, Cl A1
1.468%, 08/10/2050	71	71
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	74	79
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	100	106
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.252%, 10/10/2046 (A)	40	42
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	90	95
COMM Mortgage Trust, Ser 2013-CR12, Cl A3
3.765%, 10/10/2046	78	82
COMM Mortgage Trust, Ser 2013-CR12, Cl A1
1.295%, 10/10/2046	14	14
COMM Mortgage Trust, Ser 2013-CR6, Cl A2
2.122%, 03/10/2046	719	719
COMM Mortgage Trust, Ser 2013-CR9, Cl E
4.397%, 07/10/2045 (A)(C)	780	609
COMM Mortgage Trust, Ser 2013-CR9, Cl ASB
3.834%, 07/10/2045	632	664
COMM Mortgage Trust, Ser 2014-CR19, Cl C
4.873%, 08/10/2024 (A)	550	560
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047	170	178

SEI Institutional Managed Trust / Annual Report / September 30, 2017	115

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	$191	$199
COMM Mortgage Trust, Ser 2014-UBS6, Cl AM
4.048%, 12/10/2047	488	511
COMM Mortgage Trust, Ser 2014-UBS6, Cl A5
3.644%, 12/10/2047	421	438
COMM Mortgage Trust, Ser 2016-787S, Cl A
3.545%, 02/10/2036 (C)	650	669
COMM Mortgage Trust, Ser 2016-COR1, Cl ASB
2.972%, 10/10/2049	226	229
COMM Mortgage Trust, Ser 2017-COR2, Cl A3
3.510%, 09/10/2050	356	365
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 11/15/2045	233	236
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/2031 (C)	100	105
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	78	83
Core Industrial Trust, Ser 2015-TEXW, Cl E
3.977%, 02/10/2034 (A)(C)	630	624
Credit Suisse Commercial Mortgage Trust, Ser 2006-C3, Cl AJ
6.454%, 06/15/2038 (A)	124	64
Credit Suisse Commercial Mortgage Trust, Ser 2006-C5, Cl AJ
5.373%, 12/15/2039	380	324
Credit Suisse Commercial Mortgage Trust, Ser 2007-C5, Cl AM
5.869%, 09/15/2040 (A)	215	213
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
3.468%, 10/25/2033 (A)	925	922
Credit Suisse Group Funding Guernsey,
Ser 2015-3GNA, Cl A1
3.087%, 03/12/2020	1,086	1,428
Credit Suisse Group Funding Guernsey, Ser 2015-3GNA, Cl A2
4.332%, 03/12/2020	382	502
Credit Suisse Mortgage Capital Certificates, Ser CHOP, Cl G
6.854%, VAR LIBOR USD 1 Month+5.620%, 07/15/2032 (C)	1,000	995
Credit Suisse Mortgage Trust, Ser 2014-USA, Cl E
4.373%, 09/15/2037 (C)	590	526
Credit Suisse Mortgage Trust, Ser 2014-USA, Cl A2
3.953%, 09/15/2037 (C)	250	259

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Trust, Ser 2015-4R, Cl 3A1
1.542%, VAR ICE LIBOR USD 1 Month+0.310%, 10/27/2036 (C)	$600	$533
Credit Suisse Mortgage Trust, Ser 2015- Town, Cl F
5.727%, VAR LIBOR USD 1 Month+4.500%, 03/15/2028 (C)	650	650
Credit Suisse Mortgage Trust, Ser 2017-RPL1, Cl M2
3.084%, 07/25/2057 (A)(C)	1,760	1,478
CSAIL Commercial Mortgage Trust, Ser 2014- C3, Cl A4
3.718%, 08/15/2048	302	315
CSAIL Commercial Mortgage Trust, Ser 2015- C2, Cl C
4.351%, 06/15/2057 (A)	635	577
CSAIL Commercial Mortgage Trust, Ser 2015- C4, Cl A4
3.808%, 11/15/2048	762	798
CSAIL Commercial Mortgage Trust, Ser 2016- C5, Cl ASB
3.533%, 11/15/2048	112	117
CSMC Trust, Ser 2014-11R, Cl 9A2
1.374%, VAR ICE LIBOR USD 1 Month+0.140%, 10/27/2036 (C)	2,620	1,683
DBJPM Mortgage Trust, Ser 2017-C6, Cl ASB
3.121%, 06/10/2050	131	133
Downey Savings & Loan Association Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
2.037%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2044	869	805
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
5.884%, VAR ICE LIBOR USD 1 Month+4.650%, 10/25/2028	360	404
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA2, Cl M1
2.437%, VAR ICE LIBOR USD 1 Month+1.200%, 10/25/2029	1,369	1,384
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
4.234%, VAR ICE LIBOR USD 1 Month+3.000%, 07/25/2024	4,810	5,064
GS Mortgage Securities II, Ser 2015-GC30, Cl B
4.149%, 05/10/2050 (A)	680	672
GS Mortgage Securities Trust, Ser 2006-GG8, Cl AJ
5.622%, 11/10/2039	269	253

116	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2007- GG10, Cl AM
5.950%, 08/10/2045 (A)	$771	$787
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	78	79
GS Mortgage Securities Trust, Ser 2013-GC14, Cl AAB
3.817%, 08/10/2046	711	747
GS Mortgage Securities Trust, Ser 2013- GC16, Cl A2
3.033%, 11/10/2046	186	188
GS Mortgage Securities Trust, Ser 2013- GC16, Cl B
5.161%, 11/10/2046 (A)	180	196
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A3
3.801%, 01/10/2047	197	207
GS Mortgage Securities Trust, Ser 2014- GC26, Cl B
4.215%, 11/10/2047 (A)	680	702
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	342	343
GS Mortgage Securities Trust, Ser 2016-GS3, Cl A4
2.850%, 10/10/2049	228	224
GS Mortgage Securities Trust, Ser 2017-GS7, Cl A4
3.430%, 08/10/2050	542	553
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (A)(C)	20	20
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
3.285%, 10/25/2033 (A)	285	288
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 3A5
3.383%, 07/25/2035 (A)	3,098	2,993
HarborView Mortgage Loan, Ser 2004-3, Cl 1A
3.085%, 05/19/2034 (A)	1,524	1,554
Impact Funding LLC, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	1,479	1,630
IndyMac IMSC Mortgage Loan Trust, Ser 2007-HOA1, Cl A22
1.417%, VAR LIBOR USD 1 Month+0.180%, 07/25/2047	1,499	1,064
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	302	305
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.250%, 11/15/2045 (A)	190	197

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.052%, 01/15/2047 (A)	$100	$106
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%, 08/15/2047	576	606
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	252	263
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C24, Cl AS
3.914%, 11/15/2047 (A)	610	633
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	1,147	1,142
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A4
3.227%, 10/15/2048	166	169
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A2
2.773%, 10/15/2048	211	214
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl ASB
3.559%, 07/15/2048	301	315
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl AS
4.226%, 07/15/2048 (A)	303	319
JPMBB Commercial Mortgage Securities Trust, Ser 2016-C1, Cl ASB
3.316%, 03/15/2049	522	539
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP6, Cl ASB
3.283%, 07/15/2050	247	254
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl ASB
3.492%, 03/15/2050	87	90
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB18, Cl AJ
5.502%, 06/12/2047 (A)	1,495	1,233
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AJ
5.990%, 02/12/2049 (A)	250	197
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDP12, Cl AJ
6.154%, 02/15/2051 (A)	13	12
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A2
3.616%, 11/15/2043 (C)	26	26
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A2
4.311%, 08/05/2032 (C)	805	834

SEI Institutional Managed Trust / Annual Report / September 30, 2017	117

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (C)	$143	$144
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A3
4.388%, 02/15/2046 (C)	2,495	2,517
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/2046 (C)	1,182	1,195
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-CBX, Cl A4
3.483%, 06/15/2045	339	352
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl A2
1.677%, 12/15/2047	41	41
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A2
2.665%, 01/15/2046	698	703
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl C
4.724%, 07/15/2047 (A)	610	611
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A2
2.872%, 07/15/2047	202	205
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%, 07/15/2047	500	526
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-JP1, Cl ASB
3.733%, 01/15/2049	267	282
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl ASB
2.713%, 08/15/2049	308	307
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A1
1.324%, 08/15/2049	202	199
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP3, Cl A5
2.870%, 08/15/2049	980	965
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP5, Cl ASB
3.549%, 03/15/2050	640	668
Liberty Street Trust, Ser 2016-225L, Cl A
3.597%, 02/10/2036 (C)	650	673
LSTAR Commercial Mortgage Trust, Ser 2015- 3, Cl A2
2.729%, 04/20/2048 (A)(C)	1,549	1,554
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (C)	1,577	1,484
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
3.625%, 02/25/2034 (A)	138	139

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJFL
5.450%, 08/12/2048 (A)(C)	$41	$34
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJ
5.450%, 08/12/2048 (A)	315	261
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl AJ
6.193%, 09/12/2049 (A)	880	762
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A2
1.868%, 11/15/2045	1	1
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A2
2.964%, 07/15/2046	104	104
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A2
1.970%, 05/15/2046	38	38
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C21, Cl E
3.012%, 03/15/2048 (C)	1,000	670
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C22, Cl C
4.383%, 04/15/2048 (A)	630	622
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27, Cl A4
3.753%, 12/15/2047	389	407
Morgan Stanley Capital I Trust, Ser 2006- IQ12, Cl AJ
5.399%, 12/15/2043	591	477
Morgan Stanley Capital I Trust, Ser 2007- IQ16, Cl AJ
6.367%, 12/12/2049 (A)	1,010	948
Morgan Stanley Capital I Trust, Ser 2016- UB11, Cl ASB
2.606%, 08/15/2049	258	256
Morgan Stanley Capital I Trust, Ser 2016- UB11, Cl A1
1.445%, 08/15/2049	466	460
Morgan Stanley Capital I Trust, Ser 2016- UBS9, Cl A1
1.711%, 03/15/2049	265	262
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)(C)	1,275	1,339
OBP Depositor Trust, Ser 2010-OBP, Cl A
4.646%, 07/15/2045 (C)	560	591
One Market Plaza Trust, Ser 2017-1MKT, Cl A
3.614%, 02/10/2032 (C)	1,360	1,413
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (C)	1,307	1,249
RAMP Trust, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031	96	101

118	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
RBS Commercial Funding Trust, Ser 2013- 1A, Cl A
3.961%, 01/13/2032 (A)(C)		$640	$672
Residential Asset Securitization Trust, Ser 2004-A6, Cl A1
5.000%, 08/25/2019		27	27
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.383%, 12/25/2034 (A)		256	257
STRU TCW, Ser 1091, Cl COLL
3.490%, 02/25/2033		1,315	1,343
Structured Asset Securities, Ser 2005-17, Cl 5A1
5.500%, 10/25/2035		731	609
Towd Point Mortgage Funding, Ser 2016- V1A, Cl A1
1.482%, VAR ICE LIBOR GDP 3 Month+1.200%, 02/20/2054 (C)	GBP	736	992
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/2063		$12	12
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D
4.631%, 12/10/2045 (A)(C)		670	657
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A2
1.712%, 12/10/2045		35	35
VNDO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)		225	230
VNO Mortgage Trust, Ser 2013-PENN, Cl A
3.808%, 12/13/2029 (C)		630	657
WaMu Mortgage Pass-Through Certificates Trust, Ser 2007-OA1, Cl A1A
1.530%, VAR 12 Month Treas Avg+0.700%, 02/25/2047		2,464	2,179
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 2A
1.530%, VAR 12 Month Treas Avg+0.700%, 01/25/2047		1,510	1,211
Washington Mutual MSC Mortgage Pass- Through Certificates, Ser 2003-MS1, Cl 1A
5.000%, 02/25/2018		1	1
Waterfall Commercial Mortgage Trust, Ser 2015-SBC5, Cl A
4.104%, 09/19/2022 (A)(C)		951	950
Wells Fargo Commercial Mortgage Trust, Ser 2013-LC12, Cl B
4.430%, 07/15/2046 (A)		20	21
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC18, Cl A5
3.405%, 12/15/2024		570	586

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2016-C37, Cl A5
3.794%, 11/15/2026	$550	$580
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-H, Cl A1
3.354%, 06/25/2034 (A)	552	560
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl XA, IO
1.535%, 03/15/2044 (A)(C)	7,353	246
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A3
4.394%, 06/15/2044 (C)	1,513	1,545
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.609%, 06/15/2045 (A)(C)	321	17
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (A)	110	117

		114,628

Total Mortgage-Backed Securities (Cost $712,099) ($ Thousands)		697,142

CORPORATE OBLIGATIONS — 28.9%

Consumer Discretionary — 2.2%
1011778 BC ULC / New Red Finance
6.000%, 04/01/2022 (C)	172	177
5.000%, 10/15/2025 (C)(D)	180	182
21st Century Fox America
7.250%, 05/18/2018	1,500	1,549
6.650%, 11/15/2037 (D)	180	237
6.200%, 12/15/2034	65	81
Altice Financing
6.625%, 02/15/2023 (C)	400	424
Amazon.com
4.950%, 12/05/2044	360	416
4.250%, 08/22/2057 (C)	118	121
4.050%, 08/22/2047 (C)	535	545
3.875%, 08/22/2037 (C)	300	305
3.150%, 08/22/2027 (C)(D)	2,164	2,180
2.800%, 08/22/2024 (C)	538	540
2.400%, 02/22/2023 (C)	753	751
1.900%, 08/21/2020 (C)(D)	709	711
American Axle & Manufacturing
6.625%, 10/15/2022 (D)	380	392
American Honda Finance MTN
3.875%, 09/21/2020 (C)	1,065	1,121
AutoZone
3.750%, 06/01/2027	440	444
BMW US Capital
2.150%, 04/06/2020 (C)	555	558

SEI Institutional Managed Trust / Annual Report / September 30, 2017	119

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CBS
3.375%, 02/15/2028	$340	$330
2.500%, 02/15/2023 (D)	675	666
CCO Holdings
5.125%, 05/01/2027 (C)(D)	160	162
Charter Communications Operating
6.484%, 10/23/2045	410	481
6.384%, 10/23/2035	10	12
5.375%, 05/01/2047 (C)	478	497
4.908%, 07/23/2025	580	620
4.464%, 07/23/2022	1,900	2,010
4.200%, 03/15/2028 (C)	320	324
3.750%, 02/15/2028 (C)	265	259
Comcast
6.950%, 08/15/2037	20	28
6.550%, 07/01/2039	80	107
6.400%, 03/01/2040	100	134
4.400%, 08/15/2035	315	341
4.200%, 08/15/2034	200	213
4.000%, 08/15/2047	115	117
3.150%, 02/15/2028	879	876
2.350%, 01/15/2027	285	266
Daimler Finance North America
2.375%, 08/01/2018 (C)	735	739
2.300%, 01/06/2020 (C)	830	834
Discovery Communications
5.200%, 09/20/2047	136	138
4.950%, 05/15/2042	120	119
4.875%, 04/01/2043	235	229
3.950%, 03/20/2028	222	220
DISH DBS
6.750%, 06/01/2021	80	88
5.875%, 07/15/2022 (D)	180	191
5.875%, 11/15/2024 (D)	570	598
Dollar Tree
5.750%, 03/01/2023	240	253
ERAC USA Finance
4.500%, 02/15/2045 (C)	100	99
3.300%, 12/01/2026 (C)	494	485
2.700%, 11/01/2023 (C)	135	132
Fiat Chrysler Automobiles
4.500%, 04/15/2020 (D)	200	208
Ford Motor (D)
5.291%, 12/08/2046	470	490
4.750%, 01/15/2043	210	206
Ford Motor Credit
5.875%, 08/02/2021	230	256
3.810%, 01/09/2024	360	367
3.339%, 03/28/2022	530	538
2.979%, 08/03/2022	990	986
Ford Motor Credit LLC
2.597%, 11/04/2019	775	781

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
General Motors
6.600%, 04/01/2036	$670	$796
6.250%, 10/02/2043 (D)	100	114
5.400%, 04/01/2048 (D)	216	224
5.150%, 04/01/2038	410	421
4.200%, 10/01/2027	196	199
3.500%, 10/02/2018 (D)	1,000	1,016
General Motors Financial
4.375%, 09/25/2021	180	191
4.350%, 01/17/2027 (D)	990	1,017
4.250%, 05/15/2023 (D)	110	115
3.450%, 04/10/2022	90	91
3.250%, 05/15/2018	60	61
Goodyear Tire & Rubber
5.125%, 11/15/2023 (D)	220	230
5.000%, 05/31/2026	140	146
Grupo Televisa
5.000%, 05/13/2045	270	271
Hilton Worldwide Finance
4.875%, 04/01/2027 (D)	290	305
Hyundai Capital America
2.125%, 10/02/2017 (C)	140	140
Hyundai Capital America MTN
3.250%, 09/20/2022 (C)(D)	389	388
Lennar
4.500%, 04/30/2024	170	175
McDonald’s MTN
4.875%, 12/09/2045	467	526
3.500%, 03/01/2027 (D)	450	462
2.750%, 12/09/2020	265	270
Myriad International Holdings BV
4.850%, 07/06/2027 (C)	550	569
NBCUniversal Media
4.450%, 01/15/2043	75	80
4.375%, 04/01/2021	270	290
NCL
4.750%, 12/15/2021 (C)	40	42
4.625%, 11/15/2020 (C)	310	318
Netflix
5.875%, 02/15/2025	110	120
5.500%, 02/15/2022	50	55
Newell Brands
4.200%, 04/01/2026	260	274
3.850%, 04/01/2023	290	304
3.150%, 04/01/2021	170	174
QVC
5.950%, 03/15/2043	20	20
SFR Group
7.375%, 05/01/2026 (C)	400	432
Taylor Morrison Communities
5.250%, 04/15/2021 (C)	460	472

120	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Time Warner
6.250%, 03/29/2041	$185	$222
4.850%, 07/15/2045	50	51
4.750%, 03/29/2021	730	786
3.800%, 02/15/2027	295	295
3.550%, 06/01/2024	1,365	1,388
Time Warner Cable
8.250%, 04/01/2019	2,265	2,463
7.300%, 07/01/2038	420	527
6.550%, 05/01/2037	145	170
Time Warner Entertainment
8.375%, 07/15/2033	270	367
Toyota Motor Credit MTN
2.600%, 01/11/2022	820	830
1.250%, 10/05/2017	1,150	1,150
Viacom
4.850%, 12/15/2034	264	249
4.375%, 03/15/2043	130	112
4.250%, 09/01/2023	100	103
3.875%, 04/01/2024	100	100

		45,255

Consumer Staples — 2.2%
Alimentation Couche-Tard
3.550%, 07/26/2027 (C)	415	419
2.700%, 07/26/2022 (C)	695	697
Altria Group
9.250%, 08/06/2019	1,250	1,416
4.750%, 05/05/2021	20	21
Anheuser-Busch InBev Finance
4.900%, 02/01/2046 (D)	2,846	3,215
3.650%, 02/01/2026	1,014	1,049
3.300%, 02/01/2023 (D)	2,084	2,160
2.650%, 02/01/2021	1,520	1,545
Anheuser-Busch InBev Worldwide
5.375%, 01/15/2020	1,140	1,226
5.000%, 04/15/2020	430	462
2.500%, 07/15/2022 (D)	330	333
BAT Capital
4.540%, 08/15/2047 (C)	775	797
3.557%, 08/15/2027 (C)	1,751	1,769
3.222%, 08/15/2024 (C)	412	413
2.764%, 08/15/2022 (C)(D)	1,822	1,832
2.297%, 08/14/2020 (C)	308	309
Church & Dwight
3.950%, 08/01/2047	160	159
3.150%, 08/01/2027	257	254
2.450%, 08/01/2022	160	159
Coca-Cola Femsa
2.375%, 11/26/2018	302	304
Costco Wholesale
3.000%, 05/18/2027	750	752

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.750%, 05/18/2024	$650	$651
2.300%, 05/18/2022	750	751
Cott Holdings
5.500%, 04/01/2025 (C)	220	229
CVS Health
5.125%, 07/20/2045	1,750	2,013
3.875%, 07/20/2025	266	277
3.500%, 07/20/2022	100	104
Danone
2.947%, 11/02/2026 (C)	250	242
2.589%, 11/02/2023 (C)	1,040	1,022
Diageo Capital PLC
4.828%, 07/15/2020	1,450	1,562
Kraft Heinz Foods
6.500%, 02/09/2040	225	282
5.375%, 02/10/2020	315	338
5.200%, 07/15/2045	60	66
5.000%, 07/15/2035	180	196
5.000%, 06/04/2042	50	53
4.375%, 06/01/2046	1,413	1,395
3.950%, 07/15/2025	700	721
3.500%, 06/06/2022 (D)	840	870
3.500%, 07/15/2022	640	662
3.000%, 06/01/2026 (D)	725	695
2.800%, 07/02/2020	815	830
Kroger
2.950%, 11/01/2021	375	378
Lamb Weston Holdings
4.625%, 11/01/2024 (C)	210	219
Molson Coors Brewing
3.500%, 05/01/2022	100	104
Mondelez International Holdings
Netherlands BV
2.000%, 10/28/2021 (C)	2,030	1,994
1.625%, 10/28/2019 (C)	2,055	2,039
PepsiCo
4.000%, 03/05/2042	110	113
Pernod Ricard
4.450%, 01/15/2022 (C)	180	193
Philip Morris International
4.500%, 03/20/2042	60	65
2.900%, 11/15/2021	370	378
2.500%, 08/22/2022	340	340
2.000%, 02/21/2020	1,130	1,131
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (C)	1,250	1,241
Reynolds American
8.125%, 06/23/2019	20	22
5.850%, 08/15/2045	791	968
3.250%, 06/12/2020	162	166
Spectrum Brands
5.750%, 07/15/2025 (D)	130	139

SEI Institutional Managed Trust / Annual Report / September 30, 2017	121

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Walgreens Boots Alliance
4.800%, 11/18/2044	$470	$499
3.450%, 06/01/2026	1,625	1,620
3.300%, 11/18/2021	590	609
Wal-Mart Stores
4.300%, 04/22/2044	855	942
Wm Wrigley Jr
2.900%, 10/21/2019 (C)	480	487
2.400%, 10/21/2018 (C)	130	131

		46,028

Energy — 3.1%
Anadarko Finance, Ser B
7.500%, 05/01/2031	810	1,008
Anadarko Petroleum
6.600%, 03/15/2046	50	62
6.450%, 09/15/2036	30	35
5.550%, 03/15/2026 (D)	567	633
4.850%, 03/15/2021	423	449
4.500%, 07/15/2044 (D)	605	576
Apache
5.100%, 09/01/2040	130	136
4.250%, 01/15/2044 (D)	850	798
BG Energy Capital PLC
4.000%, 10/15/2021 (C)	910	961
BP Capital Markets PLC
3.723%, 11/28/2028	85	88
3.588%, 04/14/2027	660	679
3.561%, 11/01/2021	50	52
3.506%, 03/17/2025	530	547
3.245%, 05/06/2022	160	166
3.216%, 11/28/2023	1,600	1,639
3.119%, 05/04/2026	100	100
Canadian Natural Resources
3.850%, 06/01/2027	267	270
Cheniere Corpus Christi Holdings
5.125%, 06/30/2027 (C)	200	206
Chesapeake Energy (D)
8.000%, 12/15/2022 (C)	20	22
5.750%, 03/15/2023	50	46
Chevron
2.954%, 05/16/2026	730	729
2.895%, 03/03/2024	1,130	1,146
Cimarex Energy
4.375%, 06/01/2024	380	402
CNOOC Finance
3.500%, 05/05/2025	1,370	1,391
Concho Resources
4.875%, 10/01/2047	165	172
3.750%, 10/01/2027	355	357
Conoco Funding
7.250%, 10/15/2031	50	67

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
ConocoPhillips
5.900%, 10/15/2032	$10	$12
5.900%, 05/15/2038 (D)	420	523
4.150%, 11/15/2034	630	650
Devon Energy
5.850%, 12/15/2025 (D)	450	519
5.600%, 07/15/2041	380	416
5.000%, 06/15/2045	580	611
3.250%, 05/15/2022 (D)	270	273
Devon Financing LLC
7.875%, 09/30/2031	260	343
Ecopetrol
5.875%, 05/28/2045 (D)	1,290	1,261
Enbridge
3.700%, 07/15/2027	340	345
2.900%, 07/15/2022	496	499
Enbridge Energy Partners
7.375%, 10/15/2045	140	180
5.500%, 09/15/2040	240	251
Encana
6.500%, 02/01/2038	320	379
Energy Transfer
8.250%, 11/15/2029	1,315	1,703
6.125%, 12/15/2045	357	392
4.500%, 11/01/2023	690	723
2.500%, 06/15/2018	410	412
Ensco
8.000%, 01/31/2024 (D)	218	214
4.700%, 03/15/2021	2	2
EOG Resources
4.150%, 01/15/2026	230	244
ExxonMobil (D)
4.114%, 03/01/2046	150	162
3.043%, 03/01/2026	460	468
Florida Gas Transmission LLC
7.900%, 05/15/2019 (C)	1,000	1,087
Halliburton
5.000%, 11/15/2045	480	526
4.850%, 11/15/2035	60	65
3.800%, 11/15/2025	540	555
Hess
5.800%, 04/01/2047	105	108
Kerr-McGee
7.875%, 09/15/2031	510	648
Kinder Morgan
5.550%, 06/01/2045	220	237
5.000%, 02/15/2021 (C)	835	896
4.300%, 06/01/2025	1,295	1,357
3.150%, 01/15/2023	782	786
Kinder Morgan Energy Partners
5.400%, 09/01/2044	220	229

122	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Marathon Oil
6.600%, 10/01/2037 (D)	$174	$201
Marathon Petroleum
5.000%, 09/15/2054	240	232
4.750%, 09/15/2044	105	104
MPLX
4.875%, 12/01/2024	320	345
4.875%, 06/01/2025	110	118
Newfield Exploration
5.625%, 07/01/2024	210	225
Noble Energy
5.250%, 11/15/2043	180	189
4.950%, 08/15/2047	150	153
4.150%, 12/15/2021 (D)	690	727
3.900%, 11/15/2024	500	512
3.850%, 01/15/2028	280	280
Occidental Petroleum
4.625%, 06/15/2045 (D)	150	164
4.400%, 04/15/2046 (D)	90	95
4.100%, 02/15/2047 (D)	320	329
3.400%, 04/15/2026	270	276
3.125%, 02/15/2022 (D)	330	340
3.000%, 02/15/2027 (D)	230	226
Panhandle Eastern Pipeline
8.125%, 06/01/2019	2,000	2,178
Petrobras Global Finance
6.850%, 06/05/2115	620	592
6.250%, 03/17/2024	1,084	1,158
Petrobras Global Finance BV
7.375%, 01/17/2027	310	341
6.125%, 01/17/2022	130	140
5.299%, 01/27/2025 (C)	1,278	1,276
Petro-Canada
6.800%, 05/15/2038	825	1,105
Petroleos Mexicanos
6.625%, 06/15/2035 (D)	727	783
6.500%, 03/13/2027 (C)	291	322
6.375%, 01/23/2045	490	499
5.625%, 01/23/2046	385	358
5.500%, 06/27/2044 (D)	90	84
2.460%, 12/15/2025	1,003	1,008
2.378%, 04/15/2025	528	532
Petroleos Mexicanos MTN
6.750%, 09/21/2047	295	314
6.500%, 03/13/2027 (C)	395	438
Phillips 66 Partners
4.900%, 10/01/2046	355	355
Plains All American Pipeline
4.650%, 10/15/2025	500	515
4.500%, 12/15/2026	100	101
QEP Resources
6.875%, 03/01/2021 (D)	340	358

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Range Resources
5.875%, 07/01/2022 (C)	$10	$10
5.000%, 03/15/2023 (C)(D)	340	337
4.875%, 05/15/2025 (D)	20	20
Sabine Pass Liquefaction
5.875%, 06/30/2026	210	234
5.750%, 05/15/2024	220	245
5.625%, 03/01/2025	700	772
5.000%, 03/15/2027	407	434
4.200%, 03/15/2028	80	81
Schlumberger Holdings
4.000%, 12/21/2025 (C)	330	346
3.000%, 12/21/2020 (C)	1,690	1,731
Shelf Drilling Holdings
9.500%, 11/02/2020 (C)	36	37
Shell International Finance BV
4.550%, 08/12/2043	200	217
4.375%, 03/25/2020	690	732
4.375%, 05/11/2045 (D)	280	300
4.125%, 05/11/2035	920	972
4.000%, 05/10/2046 (D)	507	513
2.875%, 05/10/2026 (D)	700	696
Sinopec Group Overseas Development
4.375%, 04/10/2024 (C)	860	923
Southern Natural Gas LLC
8.000%, 03/01/2032	170	231
Spectra Energy Partners
3.500%, 03/15/2025	415	418
Statoil
3.700%, 03/01/2024	355	374
TC PipeLines
3.900%, 05/25/2027	320	321
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	1,638	2,113
Texas Eastern Transmission
2.800%, 10/15/2022 (C)	750	738
Total Capital International
2.875%, 02/17/2022	850	868
TransCanada PipeLines
4.625%, 03/01/2034	815	891
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	590	762
Williams
7.875%, 09/01/2021	475	558
7.750%, 06/15/2031 (D)	461	561
Williams Partners
5.100%, 09/15/2045	265	279
4.875%, 03/15/2024	100	105
3.900%, 01/15/2025	750	765
3.750%, 06/15/2027	455	454
WPX Energy
8.250%, 08/01/2023	50	56

SEI Institutional Managed Trust / Annual Report / September 30, 2017	123

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.000%, 01/15/2022	$10	$10

		64,890

Financials — 10.2%
ABN AMRO Bank
4.750%, 07/28/2025 (C)	360	382
Ally Financial
7.500%, 09/15/2020	526	592
American Campus Communities Operating Partnership
3.750%, 04/15/2023	1,050	1,081
American Express
7.000%, 03/19/2018	800	820
2.500%, 08/01/2022	830	829
American Express Credit MTN
2.250%, 08/15/2019	1,025	1,033
2.200%, 03/03/2020	1,500	1,508
American International Group
6.250%, 05/01/2036	335	428
6.250%, VAR ICE LIBOR USD 3 Month+2.056%, 03/15/2037	1,220	1,336
4.375%, 01/15/2055	80	78
3.900%, 04/01/2026	560	583
Banco Santander
4.250%, 04/11/2027	285	296
3.500%, 04/11/2022	370	379
Bank of America
7.625%, 06/01/2019	3,400	3,711
6.875%, 11/15/2018 (D)	1,250	1,317
6.250%, VAR ICE LIBOR USD 3 Month+3.705%, 09/29/2049	720	794
5.750%, 12/01/2017	305	307
Bank of America MTN
6.875%, 04/25/2018	675	694
5.650%, 05/01/2018	1,000	1,023
5.625%, 07/01/2020	110	120
5.000%, 01/21/2044 (D)	770	892
4.450%, 03/03/2026	417	441
4.244%, VAR ICE LIBOR USD 3 Month+1.814%, 04/24/2038	444	469
4.200%, 08/26/2024 (D)	830	873
4.000%, 04/01/2024 (D)	3,310	3,497
4.000%, 01/22/2025	810	838
3.875%, 08/01/2025	1,972	2,066
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028	874	899
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028 (D)	2,020	2,040
3.500%, 04/19/2026 (D)	60	61
3.300%, 01/11/2023 (D)	160	164
3.093%, VAR ICE LIBOR USD 3 Month+1.090%, 10/01/2025	930	929

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.625%, 04/19/2021	$2,365	$2,381
2.600%, 01/15/2019	670	675
2.503%, 10/21/2022	1,050	1,040
2.369%, VAR ICE LIBOR USD 3 Month+0.660%, 07/21/2021	1,025	1,025
Bank of New York Mellon
3.400%, 05/15/2024	770	796
Bank of New York Mellon MTN
3.250%, 05/16/2027	654	664
2.200%, 03/04/2019	630	633
Barclays Bank PLC MTN
6.050%, 12/04/2017 (C)	420	423
Bear Stearns
6.400%, 10/02/2017	70	70
4.650%, 07/02/2018	995	1,016
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,000	1,098
BNP Paribas
4.625%, 03/13/2027 (C)	200	212
Boeing Capital
4.700%, 10/27/2019	490	519
BPCE
5.150%, 07/21/2024 (C)(D)	210	226
Brighthouse Financial
4.700%, 06/22/2047 (C)	205	200
3.700%, 06/22/2027 (C)	560	550
Capital One
2.650%, 08/08/2022	887	883
Capital One Financial
4.200%, 10/29/2025	141	145
3.750%, 03/09/2027 (D)	200	202
Chubb INA Holdings
4.350%, 11/03/2045	320	352
3.350%, 05/03/2026	170	174
2.300%, 11/03/2020	160	161
Citibank
2.100%, 06/12/2020	1,885	1,888
Citigroup
8.125%, 07/15/2039	69	109
6.675%, 09/13/2043	70	95
6.625%, 06/15/2032	100	127
6.300%, VAR ICE LIBOR USD 3 Month+3.423%, 12/29/2049	520	564
5.950%, VAR ICE LIBOR USD 3 Month+3.905%, 12/31/2049	1,250	1,352
5.950%, VAR ICE LIBOR USD 3 Month+4.068%, 12/29/2049	360	387
5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 12/29/2049	140	151
5.500%, 09/13/2025	750	842
5.350%, VAR ICE LIBOR USD 3 Month+3.466%, 05/29/2049	390	405

124	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.300%, 05/06/2044	$178	$208
4.750%, 05/18/2046 (D)	70	76
4.650%, 07/30/2045	567	628
4.450%, 09/29/2027	1,490	1,573
4.400%, 06/10/2025	810	853
4.300%, 11/20/2026	180	188
4.050%, 07/30/2022	70	73
3.700%, 01/12/2026	905	928
3.500%, 05/15/2023	500	509
3.400%, 05/01/2026	605	606
3.200%, 10/21/2026	180	177
2.500%, 09/26/2018	4,100	4,127
2.050%, 12/07/2018	2,000	2,003
1.750%, 05/01/2018	1,835	1,836
Citigroup Capital III
7.625%, 12/01/2036	1,500	1,942
Commonwealth Bank of Australia MTN
5.000%, 10/15/2019 (C)	10	11
3.900%, 07/12/2047 (C)(D)	510	512
Compass Bank
3.875%, 04/10/2025	430	429
Cooperatieve Centrale Raiffeisen-Boerenleenbank
5.250%, 08/04/2045	310	369
4.625%, 12/01/2023	1,100	1,182
4.375%, 08/04/2025 (D)	650	682
Cooperatieve Rabobank UA
11.000%, VAR ICE LIBOR USD 3 Month+10.868%, 12/31/2049 (C)	920	1,040
Credit Agricole
8.375%, VAR ICE LIBOR USD 3 Month+6.982%, 12/31/2049 (C)	1,090	1,207
Credit Suisse Group
2.997%, VAR ICE LIBOR USD 3 Month+1.200%, 12/14/2023 (C)	845	843
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	890	994
4.550%, 04/17/2026	580	622
3.800%, 09/15/2022	290	301
3.800%, 06/09/2023	285	295
Discover Bank
2.600%, 11/13/2018	995	1,002
DNB Bank
2.125%, 10/02/2020 (C)	1,040	1,039
Farmers Exchange Capital
7.050%, 07/15/2028 (C)	1,000	1,256
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (C)	1,650	1,879
Ford Motor Credit LLC
8.125%, 01/15/2020	660	743

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
General Electric MTN
4.375%, 09/16/2020	$30	$32
Goldman Sachs Capital II
4.000%, VAR ICE LIBOR USD 3 Month+0.768%, 06/01/2043	10	9
Goldman Sachs Group
6.750%, 10/01/2037	714	942
6.250%, 02/01/2041	750	990
6.150%, 04/01/2018	2,780	2,841
5.950%, 01/18/2018	260	263
5.750%, 01/24/2022	110	123
5.250%, 07/27/2021	340	374
5.150%, 05/22/2045 (D)	600	687
4.750%, 10/21/2045	390	434
4.250%, 10/21/2025	520	542
3.750%, 02/25/2026	435	445
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028	1,380	1,391
3.500%, 11/16/2026	516	517
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	1,925	1,928
2.750%, 09/15/2020	490	496
2.375%, 01/22/2018	2,370	2,376
Goldman Sachs Group MTN
7.500%, 02/15/2019	3,930	4,221
6.000%, 06/15/2020	170	187
5.375%, 03/15/2020 (D)	2,860	3,072
4.000%, 03/03/2024 (D)	490	517
3.850%, 07/08/2024	830	864
Goodman US Finance Three
4.500%, 10/15/2037 (C)	116	117
Guardian Life Global Funding
1.950%, 10/27/2021 (C)	750	737
Guardian Life Global Funding MTN
2.000%, 04/26/2021 (C)	1,000	987
Guardian Life Insurance of America
4.850%, 01/24/2077 (C)	36	39
HBOS PLC MTN
6.750%, 05/21/2018 (C)	2,100	2,162
HSBC Bank PLC
4.750%, 01/19/2021 (C)	1,760	1,894
HSBC Holdings
4.375%, 11/23/2026	947	987
4.250%, 08/18/2025	750	777
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	335	350
3.400%, 03/08/2021 (D)	1,020	1,052
3.262%, VAR ICE LIBOR USD 3 Month+1.055%, 03/13/2023	1,020	1,041
2.650%, 01/05/2022	1,250	1,255
HSBC Holdings PLC
4.250%, 03/14/2024	985	1,030

SEI Institutional Managed Trust / Annual Report / September 30, 2017	125

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.000%, 03/30/2022	$330	$349
ILFC E-Capital Trust II
4.610%, 12/21/2065 (A)(C)	400	381
ING Bank
5.800%, 09/25/2023 (C)	920	1,050
ING Groep
3.950%, 03/29/2027	430	448
3.150%, 03/29/2022	495	505
International Lease Finance
7.125%, 09/01/2018 (C)	2,080	2,178
Intesa Sanpaolo
3.875%, 07/14/2027 (C)	865	868
3.125%, 07/14/2022 (C)	1,090	1,093
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	1,610	1,637
John Deere Capital
1.700%, 01/15/2020	160	159
JPMorgan Chase
6.300%, 04/23/2019	2,000	2,134
6.000%, 01/15/2018	3,635	3,681
4.950%, 06/01/2045	150	171
4.500%, 01/24/2022	180	195
4.400%, 07/22/2020	210	223
4.350%, 08/15/2021 (D)	160	171
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	575	603
4.250%, 10/15/2020	330	349
4.250%, 10/01/2027 (D)	130	137
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	695	706
3.900%, 07/15/2025	2,115	2,227
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	750	756
3.875%, 09/10/2024 (D)	620	646
3.250%, 09/23/2022	45	47
3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/2025	2,605	2,647
2.972%, 01/15/2023 (D)	1,060	1,077
2.950%, 10/01/2026	1,134	1,110
2.776%, VAR ICE LIBOR USD 3 Month+0.935%, 04/25/2023	1,275	1,282
2.700%, 05/18/2023	1,045	1,045
JPMorgan Chase MTN
2.295%, 08/15/2021	925	924
JPMorgan Chase Bank
6.000%, 10/01/2017	1,600	1,600
Kemper
4.350%, 02/15/2025 (D)	515	522
KKR Group Finance II
5.500%, 02/01/2043 (C)	60	68
Lazard Group LLC
3.750%, 02/13/2025	650	663

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Macquarie Bank MTN
1.947%, VAR ICE LIBOR USD 3 Month+0.630%, 10/27/2017 (C)	$1,180	$1,181
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (C)	107	174
MetLife Capital Trust IV
7.875%, 12/15/2037 (C)	800	1,072
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (C)	1,150	1,183
1.950%, 09/15/2021 (C)	330	325
Mitsubishi UFJ Financial Group
2.998%, 02/22/2022	230	233
Morgan Stanley
4.375%, 01/22/2047	105	112
3.625%, 01/20/2027	681	690
2.109%, VAR ICE LIBOR USD 3 Month+0.800%, 02/14/2020	4,500	4,523
Morgan Stanley MTN
7.300%, 05/13/2019	545	590
6.625%, 04/01/2018	1,000	1,024
5.950%, 12/28/2017	2,000	2,020
5.500%, 07/24/2020 (D)	500	543
4.350%, 09/08/2026	37	39
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	390	392
3.125%, 07/27/2026	135	132
2.750%, 05/19/2022	1,370	1,378
2.625%, 11/17/2021	2,478	2,487
2.500%, 04/21/2021	575	577
2.243%, VAR ICE LIBOR USD 3 Month+0.930%, 07/22/2022	2,045	2,053
Nationwide Mutual Insurance
3.610%, VAR ICE LIBOR USD 3 Month+2.290%, 12/15/2024 (C)	2,975	2,972
New York Life Global Funding
1.550%, 11/02/2018 (C)	1,000	999
New York Life Insurance
6.750%, 11/15/2039 (C)	415	577
Nippon Life Insurance
4.000%, VAR USD ICE Swap 11:00 NY 5 Yr+2.880%, 09/19/2047 (C)(D)	490	485
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (C)	690	908
3.850%, 09/30/2047 (C)	435	430
PNC Bank
2.550%, 12/09/2021	250	252
2.250%, 07/02/2019	545	549
PNC Bank MTN
2.400%, 10/18/2019	625	630
Protective Life Global Funding
1.722%, 04/15/2019 (C)	1,600	1,595

126	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Quicken Loans
5.750%, 05/01/2025 (C)(D)	$200	$210
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022 (D)	390	429
6.100%, 06/10/2023	550	609
6.000%, 12/19/2023	860	951
5.125%, 05/28/2024	490	522
Santander Holdings USA
4.500%, 07/17/2025 (D)	80	83
Santander UK Group Holdings
2.875%, 08/05/2021	1,485	1,492
Standard Chartered
5.700%, 03/26/2044 (C)(D)	1,160	1,363
State Street
4.956%, 03/15/2018	1,300	1,318
Sumitomo Mitsui Financial Group
2.058%, 07/14/2021	340	335
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)	110	152
4.900%, 09/15/2044 (C)	175	198
4.270%, 05/15/2047 (C)	125	129
UBS Group Funding Switzerland
4.253%, 03/23/2028 (C)	720	755
4.125%, 09/24/2025 (C)	200	210
3.491%, 05/23/2023 (C)	1,655	1,695
2.650%, 02/01/2022 (C)	1,025	1,021
US Bancorp MTN
3.150%, 04/27/2027	247	248
US Bank
2.125%, 10/28/2019	435	438
Wachovia MTN
5.750%, 02/01/2018	2,000	2,028
Wachovia Capital Trust III
5.570%, VAR ICE LIBOR USD 3 Month+0.930%, 05/31/2016 (D)	2,340	2,346
WEA Finance
4.750%, 09/17/2044 (C)	230	237
3.750%, 09/17/2024 (C)	780	795
3.250%, 10/05/2020 (C)	1,750	1,787
3.150%, 04/05/2022 (C)	555	562
Wells Fargo
5.875%, VAR ICE LIBOR USD 3 Month+3.990%, 12/29/2049	120	133
3.000%, 04/22/2026	1,935	1,901
3.000%, 10/23/2026	1,310	1,281
2.100%, 07/26/2021	1,280	1,269
Wells Fargo MTN
4.900%, 11/17/2045	650	725
4.750%, 12/07/2046 (D)	500	549
4.650%, 11/04/2044	260	278
4.600%, 04/01/2021 (D)	160	172

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.400%, 06/14/2046 (D)	$820	$851
4.300%, 07/22/2027 (D)	1,500	1,586
3.450%, 02/13/2023	430	441
3.000%, 01/22/2021	1,010	1,033
2.625%, 07/22/2022 (D)	3,340	3,346
Wells Fargo Bank
6.000%, 11/15/2017	250	251
Wells Fargo Bank MTN
1.650%, 01/22/2018	1,670	1,671

		212,834

Health Care — 2.6%
Abbott Laboratories
4.900%, 11/30/2046	435	486
4.750%, 11/30/2036	170	188
3.750%, 11/30/2026	2,735	2,806
3.400%, 11/30/2023	2,080	2,145
AbbVie
4.700%, 05/14/2045	500	545
4.500%, 05/14/2035	510	549
4.450%, 05/14/2046	535	563
3.600%, 05/14/2025	90	93
3.200%, 05/14/2026 (D)	360	361
2.900%, 11/06/2022	190	193
2.500%, 05/14/2020	790	799
1.800%, 05/14/2018	750	751
Aetna
2.800%, 06/15/2023	1,665	1,675
2.200%, 03/15/2019	310	312
Allergan Funding SCS
4.750%, 03/15/2045	41	44
4.550%, 03/15/2035	60	64
3.800%, 03/15/2025	2,495	2,591
3.450%, 03/15/2022	530	550
Amgen
5.150%, 11/15/2041	745	852
4.663%, 06/15/2051	500	549
4.400%, 05/01/2045	745	789
3.625%, 05/22/2024 (D)	100	104
Anthem
3.500%, 08/15/2024	500	514
Baxalta
3.600%, 06/23/2022	920	953
Becton Dickinson
4.685%, 12/15/2044 (D)	505	534
3.734%, 12/15/2024 (D)	162	166
3.700%, 06/06/2027	455	460
3.363%, 06/06/2024	1,115	1,125
2.894%, 06/06/2022	575	577
2.404%, 06/05/2020	680	682
Biogen
3.625%, 09/15/2022	260	273

SEI Institutional Managed Trust / Annual Report / September 30, 2017	127

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cardinal Health
3.079%, 06/15/2024	$220	$221
2.616%, 06/15/2022	170	170
Celgene
5.000%, 08/15/2045	2,125	2,402
3.875%, 08/15/2025	220	232
3.550%, 08/15/2022	300	314
Centene
6.125%, 02/15/2024 (D)	110	119
4.750%, 05/15/2022	210	219
4.750%, 01/15/2025	130	135
Cigna
3.050%, 10/15/2027	1,005	991
DaVita
5.000%, 05/01/2025	20	20
Eli Lilly
3.950%, 05/15/2047	170	176
3.100%, 05/15/2027	475	478
2.350%, 05/15/2022	190	190
EMD Finance
2.400%, 03/19/2020 (C)	1,045	1,053
Fresenius Medical Care US Finance II
5.875%, 01/31/2022 (C)	170	191
5.625%, 07/31/2019 (C)	750	796
Gilead Sciences
4.750%, 03/01/2046	470	526
3.700%, 04/01/2024 (D)	775	819
3.650%, 03/01/2026	310	323
3.500%, 02/01/2025	1,030	1,073
3.250%, 09/01/2022	405	418
GlaxoSmithKline Capital
5.650%, 05/15/2018	810	831
Humana
7.200%, 06/15/2018	1,150	1,193
4.950%, 10/01/2044	50	57
4.800%, 03/15/2047 (D)	20	22
4.625%, 12/01/2042 (D)	130	140
3.950%, 03/15/2027	50	52
3.850%, 10/01/2024	790	830
3.150%, 12/01/2022	170	173
Johnson & Johnson
4.500%, 12/05/2043	600	689
3.625%, 03/03/2037	260	270
Kaiser Foundation Hospitals
3.150%, 05/01/2027	2,500	2,516
Laboratory Corp of America Holdings
3.600%, 09/01/2027	335	337
3.250%, 09/01/2024	335	336
Medtronic
3.625%, 03/15/2024	465	490
3.500%, 03/15/2025 (D)	840	876

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Medtronic Global Holdings SCA
3.350%, 04/01/2027	$330	$339
Merck
2.750%, 02/10/2025 (D)	230	231
Perrigo Finance Unlimited
4.375%, 03/15/2026	365	379
3.900%, 12/15/2024	235	240
Pfizer
4.000%, 12/15/2036	410	440
Providence St. Joseph Health Obligated Group
2.746%, 10/01/2026	1,200	1,151
RWJ Barnabas Health
3.949%, 07/01/2046	1,030	1,026
Shire Acquisitions Investments Ireland
3.200%, 09/23/2026	810	798
2.875%, 09/23/2023	685	681
1.900%, 09/23/2019	2,200	2,196
Tenet Healthcare
8.125%, 04/01/2022 (D)	60	61
Teva Pharmaceutical Finance BV
2.950%, 12/18/2022 (D)	120	117
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/01/2026 (D)	190	175
2.800%, 07/21/2023 (D)	50	48
2.200%, 07/21/2021	10	9
Thermo Fisher Scientific
4.100%, 08/15/2047	356	357
3.200%, 08/15/2027	555	549
UnitedHealth Group
5.800%, 03/15/2036	280	353
4.750%, 07/15/2045 (D)	950	1,097
3.875%, 10/15/2020	530	557
2.875%, 12/15/2021	580	595
Valeant Pharmaceuticals International
7.500%, 07/15/2021 (C)	1,040	1,037
7.000%, 03/15/2024 (C)	200	213
6.500%, 03/15/2022 (C)	70	74
5.875%, 05/15/2023 (C)(D)	90	80
5.375%, 03/15/2020 (C)	60	60
Wyeth LLC
5.950%, 04/01/2037 (D)	340	445

		55,279

Industrials — 1.5%
ABB Finance USA
4.375%, 05/08/2042	80	86
AerCap Ireland Capital
4.625%, 07/01/2022	210	225
3.750%, 05/15/2019 (D)	520	532

128	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Air Lease
3.625%, 04/01/2027	$505	$506
2.625%, 07/01/2022 (D)	800	794
BAE Systems
4.750%, 10/11/2021 (C)	1,350	1,456
Burlington Northern Santa Fe
4.150%, 04/01/2045	505	536
Caterpillar Financial Services MTN
2.750%, 08/20/2021	620	629
2.100%, 01/10/2020	265	266
Catholic Health Initiatives
4.350%, 11/01/2042	80	75
Cintas No. 2
3.700%, 04/01/2027	260	272
2.900%, 04/01/2022	230	234
CK Hutchison International 17
2.750%, 03/29/2023 (C)	270	269
Continental Airlines Pass-Through Trust,
Ser 1999-2, Cl C-2
7.256%, 03/15/2020	966	1,027
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	1,252	1,378
DAE Funding
5.000%, 08/01/2024 (C)	90	92
4.500%, 08/01/2022 (C)	100	103
Delta Air Lines Pass-Through Trust, Ser 2007- 1, Cl A
6.821%, 08/10/2022	368	424
Eaton
4.150%, 11/02/2042	440	442
2.750%, 11/02/2022	450	453
1.500%, 11/02/2017	270	270
FedEx
4.550%, 04/01/2046	485	516
4.400%, 01/15/2047	223	232
GE Capital International Funding
4.418%, 11/15/2035	227	247
2.342%, 11/15/2020 (D)	530	535
General Dynamics
2.625%, 11/15/2027	450	436
General Electric
4.500%, 03/11/2044 (D)	220	246
General Electric MTN
6.875%, 01/10/2039	521	763
5.875%, 01/14/2038	182	238
5.300%, 02/11/2021	184	202
1.795%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	1,550	1,380
Illinois Tool Works
2.650%, 11/15/2026	275	268

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
International Lease Finance
8.625%, 01/15/2022	$10	$12
John Deere Capital MTN
2.800%, 09/08/2027	487	479
2.150%, 09/08/2022	389	385
Lockheed Martin
4.500%, 05/15/2036	90	98
3.550%, 01/15/2026	530	547
3.350%, 09/15/2021	920	956
3.100%, 01/15/2023	50	52
Mexico City Airport Trust
5.500%, 07/31/2047 (C)	335	339
3.875%, 04/30/2028 (C)(D)	315	314
Northrop Grumman
3.850%, 04/15/2045	200	195
3.250%, 08/01/2023	1,400	1,443
3.200%, 02/01/2027	690	694
Park Aerospace Holdings (D)
5.500%, 02/15/2024 (C)	160	168
5.250%, 08/15/2022 (C)	80	83
Penske Truck Leasing L.P.
3.400%, 11/15/2026 (C)(D)	595	588
3.375%, 02/01/2022 (C)	370	380
2.700%, 03/14/2023 (C)	506	501
Raytheon
3.125%, 10/15/2020	430	445
Republic Services
3.800%, 05/15/2018	1,254	1,270
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (C)	825	843
2.200%, 03/16/2020 (C)	695	702
2.000%, 09/15/2023 (C)	1,030	996
Union Pacific
3.000%, 04/15/2027	560	563
United Business Media
5.750%, 11/03/2020 (C)	490	514
United Rentals North America
5.500%, 07/15/2025 (D)	240	257
4.875%, 01/15/2028	70	71
United Technologies
4.500%, 06/01/2042	200	215
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025 (D)	738	790
Valmont Industries
5.250%, 10/01/2054	295	289
Wabtec
3.450%, 11/15/2026	460	452
Waste Management
7.375%, 05/15/2029	330	435
3.500%, 05/15/2024	280	291

SEI Institutional Managed Trust / Annual Report / September 30, 2017	129

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
West
5.375%, 07/15/2022 (C)	$300	$303
4.750%, 07/15/2021 (C)	90	91

		30,893

Information Technology — 1.6%
Analog Devices
3.500%, 12/05/2026	350	353
3.125%, 12/05/2023	460	467
2.500%, 12/05/2021	430	431
Apple
4.375%, 05/13/2045	595	647
4.250%, 02/09/2047	40	43
3.850%, 05/04/2043	640	645
3.350%, 02/09/2027	570	587
3.200%, 05/11/2027	575	585
3.000%, 02/09/2024	760	779
2.850%, 05/11/2024	855	865
2.700%, 05/13/2022	140	143
2.450%, 08/04/2026	680	656
2.300%, 05/11/2022	1,940	1,948
1.800%, 05/11/2020	920	920
Cisco Systems
1.850%, 09/20/2021	725	717
1.400%, 09/20/2019	1,185	1,179
CommScope Technologies
5.000%, 03/15/2027 (C)(D)	130	130
Dell International
4.420%, 06/15/2021 (C)	820	861
3.480%, 06/01/2019 (C)	1,160	1,183
Fidelity National Information Services
3.625%, 10/15/2020	265	276
2.850%, 10/15/2018	590	597
2.250%, 08/15/2021	337	335
Harris
5.054%, 04/27/2045	190	218
Hewlett Packard Enterprise
6.350%, 10/15/2045	515	546
4.900%, 10/15/2025	200	211
Intel
4.900%, 07/29/2045 (D)	120	143
3.700%, 07/29/2025	140	148
Microsoft
4.500%, 02/06/2057	95	107
4.100%, 02/06/2037 (D)	675	732
3.950%, 08/08/2056	100	103
3.750%, 02/12/2045	950	964
3.700%, 08/08/2046	425	429
3.500%, 02/12/2035	685	697
3.450%, 08/08/2036 (D)	220	222
3.300%, 02/06/2027 (D)	1,000	1,035
2.875%, 02/06/2024	1,315	1,344

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.700%, 02/12/2025 (D)	$160	$162
2.400%, 02/06/2022	770	778
2.400%, 08/08/2026	2,260	2,184
2.000%, 08/08/2023	515	505
Nokia
4.375%, 06/12/2027	120	123
3.375%, 06/12/2022	880	888
Oracle
3.900%, 05/15/2035	1,195	1,253
1.200%, 10/15/2017	1,050	1,050
TSMC Global
1.625%, 04/03/2018 (C)	875	874
Visa
4.300%, 12/14/2045 (D)	570	631
3.650%, 09/15/2047	395	393
3.150%, 12/14/2025 (D)	1,050	1,075
2.800%, 12/14/2022	255	261
VMware
3.900%, 08/21/2027	335	339
2.950%, 08/21/2022	560	563
2.300%, 08/21/2020	675	677

		33,002

Materials — 1.0%
Air Liquide Finance
2.250%, 09/27/2023 (C)	325	313
Alcoa Nederland Holding BV
6.750%, 09/30/2024 (C)	270	299
Amcor Finance USA
3.625%, 04/28/2026 (C)	1,050	1,042
Anglo American Capital
4.750%, 04/10/2027 (C)	210	219
4.000%, 09/11/2027 (C)	200	198
3.750%, 04/10/2022 (C)(D)	280	287
3.625%, 09/11/2024 (C)	200	200
ArcelorMittal
7.500%, 10/15/2039	120	144
7.250%, 02/25/2022	120	138
Barrick
5.250%, 04/01/2042 (D)	70	80
Barrick North America Finance
5.750%, 05/01/2043	120	145
5.700%, 05/30/2041	455	543
4.400%, 05/30/2021	303	326
BHP Billiton Finance USA
6.750%, VAR USD Swap Semi 30/360 5 Year Curr+5.093%, 10/19/2075 (C)(D)	620	730
5.000%, 09/30/2043 (D)	455	537
2.875%, 02/24/2022	35	36
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	100	106

130	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CF Industries
4.500%, 12/01/2026 (C)(D)	$322	$337
3.400%, 12/01/2021 (C)	415	423
Dow Chemical
3.000%, 11/15/2022	1,265	1,288
Eastman Chemical
2.700%, 01/15/2020	695	703
Ecolab
4.350%, 12/08/2021	220	238
EI du Pont de Nemours
2.200%, 05/01/2020	280	282
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (C)	410	422
Freeport-McMoRan
6.875%, 02/15/2023 (D)	50	55
6.500%, 11/15/2020	104	106
5.450%, 03/15/2043	195	182
4.000%, 11/14/2021	360	362
Glencore Finance Canada
2.700%, 10/25/2017 (C)	1,080	1,080
Glencore Funding (D)
4.125%, 05/30/2023 (C)	60	62
4.000%, 03/27/2027 (C)	990	996
International Paper
5.150%, 05/15/2046	470	526
5.000%, 09/15/2035	360	399
LyondellBasell Industries
5.750%, 04/15/2024	200	229
Nacional del Cobre de Chile
4.500%, 08/01/2047 (C)	245	249
3.625%, 08/01/2027 (C)	345	343
OCP
4.500%, 10/22/2025 (C)	1,650	1,660
Potash Corp of Saskatchewan
4.875%, 03/30/2020 (D)	280	295
Reynolds Group Issuer
6.875%, 02/15/2021	117	120
5.125%, 07/15/2023 (C)	170	177
Sherwin-Williams
3.450%, 06/01/2027	194	195
2.750%, 06/01/2022	505	509
Southern Copper
5.250%, 11/08/2042	900	952
Vale Overseas
6.875%, 11/21/2036	1,510	1,729
6.250%, 08/10/2026 (D)	325	369
Vulcan Materials
4.500%, 06/15/2047	225	228
Westlake Chemical
4.875%, 05/15/2023	140	146
4.625%, 02/15/2021	60	62

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
WestRock RKT
4.000%, 03/01/2023 (D)	$70	$74
3.500%, 03/01/2020	320	328

		20,469

Real Estate — 0.9%
Alexandria Real Estate Equities
2.750%, 01/15/2020	2,000	2,020
Boston Properties
3.800%, 02/01/2024 (D)	1,250	1,307
Crown Castle International
3.200%, 09/01/2024 (D)	1,000	995
DDR
4.625%, 07/15/2022	575	609
3.375%, 05/15/2023	525	518
Digital Realty Trust
3.700%, 08/15/2027	335	338
2.750%, 02/01/2023	156	155
First Industrial MTN
7.500%, 12/01/2017	970	979
GLP Capital
5.375%, 04/15/2026	80	87
HCP
4.200%, 03/01/2024	765	801
3.150%, 08/01/2022	1,000	1,012
Highwoods Properties
7.500%, 04/15/2018	1,142	1,176
Mid-America Apartments
4.300%, 10/15/2023	215	228
4.000%, 11/15/2025	265	275
3.750%, 06/15/2024	505	521
3.600%, 06/01/2027	320	321
Public Storage
3.094%, 09/15/2027	447	446
2.370%, 09/15/2022	1,541	1,539
Regency Centers
3.600%, 02/01/2027	209	209
SL Green Realty
7.750%, 03/15/2020	1,000	1,114
Tanger Properties
3.875%, 12/01/2023	270	275
3.750%, 12/01/2024	250	250
Ventas Realty L.P.
2.700%, 04/01/2020	1,450	1,464
2.000%, 02/15/2018	1,000	1,001
Washington Prime Group
5.950%, 08/15/2024	200	204
Welltower
4.950%, 01/15/2021 (D)	820	880
4.000%, 06/01/2025	625	652

		19,376

SEI Institutional Managed Trust / Annual Report / September 30, 2017	131

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Telecommunication Services — 1.4%
America Movil
5.625%, 11/15/2017 (D)	$440	$442
5.000%, 03/30/2020	750	802
AT&T
6.000%, 08/15/2040	845	952
5.450%, 03/01/2047	490	518
5.300%, 08/14/2058	244	247
5.250%, 03/01/2037	1,945	2,047
5.150%, 02/14/2050	223	224
4.900%, 08/14/2037	600	606
4.750%, 05/15/2046	1,530	1,471
4.500%, 03/09/2048 (D)	1,998	1,843
4.450%, 04/01/2024	555	589
4.350%, 06/15/2045	240	220
4.250%, 03/01/2027	170	175
3.950%, 01/15/2025	240	247
3.900%, 08/14/2027	1,094	1,096
3.600%, 02/17/2023	400	412
3.400%, 05/15/2025	3,482	3,435
Bharti Airtel
4.375%, 06/10/2025 (C)	940	952
Sprint
7.875%, 09/15/2023 (D)	340	394
7.625%, 02/15/2025 (D)	310	356
7.250%, 09/15/2021	40	44
Sprint Capital
8.750%, 03/15/2032	300	384
Telefonica Emisiones SAU
5.877%, 07/15/2019	90	96
5.213%, 03/08/2047	450	495
5.134%, 04/27/2020	300	322
Verizon Communications
5.500%, 03/16/2047 (D)	130	144
5.250%, 03/16/2037	1,100	1,206
5.012%, 08/21/2054	199	200
4.862%, 08/21/2046	475	481
4.522%, 09/15/2048 (D)	435	421
4.500%, 08/10/2033 (D)	1,005	1,030
4.400%, 11/01/2034	2,495	2,497
4.272%, 01/15/2036	1,335	1,311
4.125%, 03/16/2027 (D)	1,825	1,904
4.125%, 08/15/2046	980	891
3.850%, 11/01/2042	130	115
3.500%, 11/01/2024	120	122
2.946%, 03/15/2022	395	402
2.625%, 08/15/2026 (D)	910	855
Vodafone Group PLC
2.950%, 02/19/2023	430	437

		30,385

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Utilities — 2.2%
AEP Texas Central Transition Funding II
5.170%, 01/01/2018	$42	$42
AEP Transmission
3.100%, 12/01/2026	1,700	1,705
AES
4.875%, 05/15/2023 (D)	470	484
Alabama Power
2.450%, 03/30/2022	490	490
American Electric Power
1.650%, 12/15/2017	655	655
Appalachian Power
3.300%, 06/01/2027	320	323
Baltimore Gas & Electric
3.750%, 08/15/2047	390	388
Berkshire Hathaway Energy
6.500%, 09/15/2037	1,160	1,550
Commonwealth Edison
3.750%, 08/15/2047	131	131
2.950%, 08/15/2027	450	448
Consolidated Edison of New York
4.450%, 03/15/2044	810	898
Dominion Energy
2.000%, 08/15/2021	295	290
1.866%, VAR ICE LIBOR USD 3 Month+0.550%, 06/01/2019 (C)(D)	1,000	1,004
1.600%, 08/15/2019	390	387
DTE Energy
1.500%, 10/01/2019	490	483
Duke Energy
3.950%, 08/15/2047	130	129
3.150%, 08/15/2027	98	97
1.800%, 09/01/2021	445	436
Duke Energy Carolinas
4.250%, 12/15/2041	600	652
4.000%, 09/30/2042	1,000	1,043
3.875%, 03/15/2046	210	215
2.500%, 03/15/2023	330	332
Duke Energy Florida
3.850%, 11/15/2042	165	167
3.400%, 10/01/2046	200	189
3.200%, 01/15/2027	635	642
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	1,450	1,611
3.616%, 08/01/2027 (C)	575	571
Electricite de France
6.000%, 01/22/2114 (C)	260	290
Emera US Finance
2.150%, 06/15/2019 (D)	2,049	2,050
Enel Finance International
2.875%, 05/25/2022 (C)	990	996

132	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Exelon
5.625%, 06/15/2035	$760	$915
FirstEnergy
3.900%, 07/15/2027 (D)	540	548
FirstEnergy, Ser C
7.375%, 11/15/2031 (D)	2,965	3,944
Florida Gas Transmission LLC
3.875%, 07/15/2022 (C)	1,000	1,042
Georgia Power
4.300%, 03/15/2042	100	105
Indiana Michigan Power
4.550%, 03/15/2046	210	233
IPALCO Enterprises
3.700%, 09/01/2024 (C)	340	341
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,700	3,151
KeySpan Gas East
2.742%, 08/15/2026 (C)	675	655
Majapahit Holding BV
7.750%, 01/20/2020	420	468
Metropolitan Edison
3.500%, 03/15/2023 (C)	2,425	2,493
MidAmerican Energy
4.800%, 09/15/2043	510	593
4.250%, 05/01/2046	500	536
NiSource Finance
6.800%, 01/15/2019	347	368
3.950%, 03/30/2048	117	115
Northern States Power
3.600%, 09/15/2047	488	481
Oklahoma Gas & Electric
4.150%, 04/01/2047	410	434
Oncor Electric Delivery LLC
6.800%, 09/01/2018 (D)	1,075	1,124
4.550%, 12/01/2041	690	767
Pacific Gas & Electric
8.250%, 10/15/2018	280	298
6.050%, 03/01/2034	340	443
5.800%, 03/01/2037	710	905
4.450%, 04/15/2042	200	221
PECO Energy
4.150%, 10/01/2044	625	665
3.150%, 10/15/2025	525	533
PPL Electric Utilities
4.150%, 10/01/2045	345	368
Public Service of New Hampshire
3.500%, 11/01/2023	310	324
Public Service of New Mexico
7.950%, 05/15/2018	1,265	1,312
Sierra Pacific Power
2.600%, 05/01/2026	450	435

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southern
4.400%, 07/01/2046	$275	$285
2.150%, 09/01/2019	615	616
Southern Gas Capital
2.450%, 10/01/2023	300	294
Southwestern Electric Power
3.900%, 04/01/2045	140	141
Southwestern Public Service
3.700%, 08/15/2047	293	292
SP PowerAssets MTN
3.000%, 09/26/2027 (C)	231	230
Virginia Electric & Power
4.650%, 08/15/2043	405	452
2.950%, 11/15/2026	285	283
2.750%, 03/15/2023 (D)	500	506

		45,614

Total Corporate Obligations (Cost $581,554) ($ Thousands)		604,025

U.S. TREASURY OBLIGATIONS — 28.6%
U.S. Treasury Bills
1.082%, 03/01/2018 (B)(K)	297	296
1.034%, 01/04/2018 (B)	5,435	5,420
U.S. Treasury Bonds
6.250%, 05/15/2030	1,630	2,315
5.250%, 11/15/2028	1,725	2,214
5.250%, 02/15/2029	750	966
3.816%, 02/15/2045 (B)	4,000	1,797
3.750%, 11/15/2043	15,470	18,134
3.000%, 05/15/2045	19,410	19,986
3.000%, 11/15/2045	1,726	1,775
3.000%, 02/15/2047	7,584	7,801
3.000%, 05/15/2047	9,233	9,501
2.882%, 08/15/2045 (B)	2,120	937
2.875%, 08/15/2045	49,895	50,109
2.875%, 11/15/2046	1,754	1,760
2.750%, 08/15/2047	43,243	42,304
2.500%, 02/15/2045 (K)	25,565	23,843
2.500%, 02/15/2046	17,201	15,996
2.500%, 05/15/2046	11,245	10,449
2.250%, 08/15/2046	7,290	6,410
U.S. Treasury Inflation Protected Securities
1.375%, 02/15/2044	798	881
0.875%, 02/15/2047	6,707	6,609
0.750%, 02/15/2042	2,112	2,041
0.625%, 01/15/2024	3,000	3,064
0.375%, 07/15/2023	1,399	1,417
0.375%, 07/15/2027	10,947	10,825
0.125%, 04/15/2018	3,939	3,941
0.125%, 04/15/2021	3,259	3,269

SEI Institutional Managed Trust / Annual Report / September 30, 2017	133

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.125%, 04/15/2022	$1,641	$1,641
0.125%, 07/15/2026	4,705	4,672
U.S. Treasury Notes
2.375%, 05/15/2027	3,384	3,398
2.250%, 02/15/2027	10,086	10,025
2.250%, 08/15/2027	27,170	26,985
2.125%, 12/31/2022	8,600	8,662
2.125%, 09/30/2024	3,930	3,920
2.000%, 08/31/2021	1,915	1,930
2.000%, 10/31/2021	5,924	5,967
2.000%, 12/31/2021	7,821	7,870
2.000%, 02/15/2025	3,875	3,822
2.000%, 11/15/2026	5,369	5,232
1.875%, 01/31/2022	384	384
1.875%, 03/31/2022	12,220	12,216
1.875%, 07/31/2022	8,190	8,172
1.875%, 09/30/2022	43,588	43,482
1.875%, 08/31/2024	664	652
1.750%, 12/31/2020	1,031	1,033
1.750%, 01/31/2023	3,225	3,186
1.625%, 07/31/2020	7,126	7,130
1.625%, 08/31/2022 (D)	50,622	49,926
1.500%, 08/31/2018	5,485	5,492
1.500%, 05/31/2020	10,157	10,135
1.500%, 08/15/2020	4,986	4,971
1.500%, 08/15/2026	5,912	5,536
1.375%, 07/31/2018	5,460	5,462
1.375%, 11/30/2018	2,085	2,084
1.375%, 07/31/2019 (D)	11,934	11,915
1.375%, 09/30/2019	21,011	20,967
1.375%, 08/31/2020	1,239	1,230
1.375%, 09/15/2020 (D)	22,581	22,425
1.375%, 01/31/2021	9,070	8,974
1.250%, 06/30/2019	1,967	1,960
1.250%, 08/31/2019 (D)	8,611	8,574
1.125%, 01/15/2019	3,605	3,592
1.125%, 02/28/2021	2,146	2,104
1.125%, 07/31/2021	347	339
1.000%, 08/15/2018	16,080	16,031

Total U.S. Treasury Obligations (Cost $596,289) ($ Thousands)		596,156

ASSET-BACKED SECURITIES — 8.4%

Automotive — 0.8%
Ally Auto Receivables Trust, Ser 2015-1, Cl A3
1.390%, 09/16/2019	300	300
Ally Auto Receivables Trust, Ser 2016-3, Cl A2
1.190%, 12/17/2018	58	58

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Avis Budget Rental Car Funding AESOP, Ser 2014-2A, Cl A
2.500%, 02/20/2021 (C)	$1,377	$1,380
Bank of The West Auto Trust, Ser 2014-1, Cl A3
1.090%, 03/15/2019 (C)	6	6
California Republic Auto Receivables Trust, Ser 2016-1, Cl A4
2.240%, 10/15/2021	381	383
California Republic Auto Receivables Trust, Ser 2017-1, Cl A3
1.900%, 03/15/2021	491	491
California Republic Auto Receivables Trust, Ser 2017-1, Cl A4
2.280%, 06/15/2022	225	226
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A2
1.620%, 03/20/2019	207	207
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A4
2.010%, 07/20/2020	349	350
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A4
1.980%, 10/20/2020	325	326
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A2A
1.320%, 01/22/2019	38	38
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A2A
1.360%, 04/22/2019	120	120
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A4
1.690%, 03/20/2021	268	267
Enterprise Fleet Financing, Ser 2017-2, Cl A3
2.220%, 01/20/2023 (C)	608	608
Flagship Credit Auto Trust, Ser 2016-3, Cl A2
2.050%, 11/15/2020 (C)	365	365
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (C)	1,055	1,063
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (C)	965	969
Ford Credit Auto Owner Trust, Ser 2017-2, Cl A
2.360%, 03/15/2029 (C)	1,988	1,977
Hertz Vehicle Financing II, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (C)	937	938
Hertz Vehicle Financing II, Ser 2015-1A, Cl C
4.350%, 03/25/2021 (C)	650	650
Hertz Vehicle Financing II, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (C)	1,030	1,021

134	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing, Ser 2016-2A, Cl A
2.950%, 03/25/2022 (C)	$524	$522
Hertz Vehicle Financing, Ser 2016-3A, Cl A
2.270%, 07/25/2020 (C)	716	713
Hertz Vehicle Financing, Ser 2016-3A, Cl B
3.110%, 07/25/2020 (C)	233	231
Hertz Vehicle Financing, Ser 2016-4A, Cl A
2.650%, 07/25/2022 (C)	698	687
Honda Auto Receivables Owner Trust, Ser 2016-2, Cl A2
1.130%, 09/17/2018	196	196
Mercedes-Benz Auto Lease Trust, Ser 2017-A, Cl A3
1.790%, 04/15/2020	1,680	1,682
Nissan Auto Receivables Owner Trust, Ser 2015-C, Cl A2A
0.870%, 11/15/2018	61	61
Nissan Auto Receivables Owner Trust, Ser 2016-C, Cl A2A
1.070%, 05/15/2019	165	165
Santander Drive Auto Receivables Trust, Ser 2017-3, Cl A3
1.870%, 06/15/2021	477	476
TCF Auto Receivables Owner Trust, Ser 2016- 1A, Cl A3
1.710%, 04/15/2021 (C)	248	247
TCF Auto Receivables Owner Trust, Ser 2016- 1A, Cl A4
2.030%, 02/15/2022 (C)	184	183
TCF Auto Receivables Owner Trust, Ser 2016- PT1A, Cl A
1.930%, 06/15/2022 (C)	118	118
World Omni Auto Receivables Trust, Ser 2014-B, Cl A4
1.680%, 12/15/2020	219	219

		17,243

Credit Cards — 0.3%
American Express Credit Account Master Trust, Ser 2017-4, Cl A
1.640%, 12/15/2021	645	644
Barclays Dryrock Issuance Trust, Ser 2017-2, Cl A
1.534%, VAR LIBOR USD 1 Month+0.300%, 05/15/2023	556	557
Capital One Multi-Asset Execution Trust, Ser 2015-A1, Cl A1
1.390%, 01/15/2021	65	65
Chase Issuance Trust, Ser 2014-A7, Cl A7
1.380%, 11/15/2019	675	675
Chase Issuance Trust, Ser 2016-A6, Cl A6
1.100%, 01/15/2020	100	100

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/2020	$389	$389
Synchrony Credit Card Master Note Trust, Ser 2015-1, Cl A
2.370%, 03/15/2023	304	307
Synchrony Credit Card Master Note Trust, Ser 2015-4, Cl A
2.380%, 09/15/2023	523	527
Synchrony Credit Card Master Note Trust, Ser 2016-2, Cl A
2.210%, 05/15/2024	456	456
Synchrony Credit Card Master Note Trust, Ser 2016-3, Cl A
1.580%, 09/15/2022	183	182
Synchrony Credit Card Master Note Trust, Ser 2017-1, Cl A
1.930%, 06/15/2023	661	659
World Financial Network Credit Card Master Trust, Ser 2014-C, Cl A
1.540%, 08/16/2021	110	110
World Financial Network Credit Card Master Trust, Ser 2015-B, Cl A
2.550%, 06/17/2024	46	46
World Financial Network Credit Card Master Trust, Ser 2016-A, Cl A
2.030%, 04/15/2025	1,297	1,282
World Financial Network Credit Card Master Trust, Ser 2016-C, Cl A
1.720%, 08/15/2023	502	499
World Financial Network Credit Card Master Trust, Ser 2017-A, Cl A
2.120%, 03/15/2024	733	733

		7,231

Mortgage Related Securities — 0.7%

Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
2.037%, VAR ICE LIBOR USD 1 Month+0.800%, 08/25/2043	48	48
Centex Home Equity, Ser 2006-A, Cl AV4
1.484%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2036	3,393	3,377
Citigroup Mortgage Loan Trust, Ser 2006- HE2, Cl A2D
1.474%, VAR ICE LIBOR USD 1 Month+0.240%, 08/25/2036	4,200	4,148
EMC Mortgage Loan Trust, Ser 2002-AA, Cl A1
2.177%, VAR LIBOR USD 1 Month+0.470%, 05/25/2039 (C)	229	218

SEI Institutional Managed Trust / Annual Report / September 30, 2017	135

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Master Asset-Backed Securities Trust, Ser 2007-HE1, Cl A4
1.514%, VAR ICE LIBOR USD 1 Month+0.280%, 05/25/2037	$5,500	$4,019
New Century Home Equity Loan Trust, Ser 2005-3, Cl M2
1.727%, VAR ICE LIBOR USD 1 Month+0.490%, 07/25/2035	2,055	2,058

		13,868

Other Asset-Backed Securities — 6.6%
Academic Loan Funding Trust, Ser 2012-1A, Cl A2
2.337%, VAR ICE LIBOR USD 1 Month+1.100%, 12/27/2044 (C)	2,100	2,096
Ally Master Owner Trust, Ser 2017-1, Cl A
1.634%, VAR LIBOR USD 1 Month+0.400%, 02/15/2021	328	329
Bravo Mortgage Asset Trust, Ser 2006-1A, Cl A2
1.477%, VAR ICE LIBOR USD 1 Month+0.240%, 07/25/2036 (C)	1,107	1,093
Brazos Higher Education Authority, Ser 2010- 1, Cl A2
2.389%, VAR ICE LIBOR USD 3 Month+1.200%, 02/25/2035	2,200	2,249
Brazos Higher Education Authority, Ser 2011- 2, Cl A3
2.156%, VAR ICE LIBOR USD 3 Month+1.000%, 10/27/2036	1,750	1,761
CIT Education Loan Trust, Ser 2007-1, Cl A
1.386%, VAR ICE LIBOR USD 3 Month+0.090%, 03/25/2042 (C)	1,132	1,064
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
5.557%, 03/25/2037	1,970	2,002
College Ave Student Loans, Ser 2017-A, Cl A1
2.887%, VAR ICE LIBOR USD 1 Month+1.650%, 11/26/2046 (C)	393	393
Community Funding CLO, Ser 2015-1A, Cl A
5.750%, 11/01/2027 (C)	1,510	1,506
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2
2.034%, VAR ICE LIBOR USD 1 Month+0.800%, 10/25/2047	2,372	2,348
CWABS Revolving Home Equity Loan Trust, Ser 2004-K, Cl 2A
1.527%, VAR ICE LIBOR USD 1 Month+0.300%, 02/15/2034	185	173
Eaton Vance CLO, Ser 2017-1A, Cl AR
2.504%, VAR ICE LIBOR USD 3 Month+1.200%, 07/15/2026 (C)	900	903

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Educational Funding of the South, Ser 2011- 1, Cl A2
1.964%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	$1,154	$1,151
First Franklin Mortgage Loan Trust, Ser 2005-FF8, Cl M1
1.724%, VAR ICE LIBOR USD 1 Month+0.490%, 09/25/2035	1,604	1,610
Flatiron CLO, Ser 2017-1A, Cl A1R
2.338%, VAR ICE LIBOR USD 3 Month+1.180%, 07/17/2026 (C)	1,600	1,607
Ford Credit Floorplan Master Owner Trust, Ser 2017-1, Cl A1
2.070%, 05/15/2022	965	968
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	868	859
Greenpoint Manufactured Housing, Ser 1999-3, Cl 1A7
7.270%, 06/15/2029	738	757
Greenpoint Manufactured Housing, Ser 1999- 3, Cl 2A2
4.890%, 06/19/2029 (A)	200	174
Greenpoint Manufactured Housing, Ser 2001-2, Cl IA2
4.726%, 02/20/2032 (A)	50	47
Greenpoint Manufactured Housing, Ser 2001-2, Cl IIA2
4.724%, 03/13/2032 (A)	250	237
GSAMP Trust, Ser 2003-SEA, Cl A1
1.634%, VAR ICE LIBOR USD 1 Month+0.400%, 02/25/2033	1,114	1,097
GSAMP Trust, Ser 2006-HE3, Cl A2D
1.484%, VAR ICE LIBOR USD 1 Month+0.250%, 05/25/2046	3,300	2,934
Higher Education Funding I, Ser 2014-1, Cl A
2.239%, VAR ICE LIBOR USD 3 Month+1.050%, 05/25/2034 (C)	1,500	1,495
HSI Asset Securitization Trust, Ser 2006- OPT3, Cl 3A3
1.414%, VAR ICE LIBOR USD 1 Month+0.180%, 02/25/2036	339	337
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	826	845
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	1,118	1,098
Lehman Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 09/15/2018	260	265
Magnetite XI, Ser 2017-11A, Cl A1R
2.424%, VAR ICE LIBOR USD 3 Month+1.120%, 01/18/2027 (C)	1,730	1,736
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	2,014	2,088

136	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust, Ser 2015-R7, Cl 1BXA
9.970%, 02/26/2036 (A)(C)	$930	$1,022
National Collegiate Student Loan Trust, Ser 2007-4, Cl A3L
2.084%, VAR ICE LIBOR USD 1 Month+0.850%, 03/25/2038	3,933	2,709
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
2.834%, VAR ICE LIBOR USD 1 Month+1.600%, 10/15/2031 (C)	646	659
Navient Private Education Loan Trust, Ser 2014-CTA, Cl A
1.934%, VAR ICE LIBOR USD 1 Month+0.700%, 09/16/2024 (C)	372	372
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2B
2.434%, VAR ICE LIBOR USD 1 Month+1.200%, 12/15/2028 (C)	202	205
Navient Private Education Loan Trust, Ser 2015-CA, Cl B
3.250%, 05/15/2040 (C)	408	412
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2A
3.910%, 12/15/2045 (C)	1,347	1,393
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
3.384%, VAR ICE LIBOR USD 1 Month+2.150%, 12/15/2045 (C)	396	412
Navient Student Loan Trust, Ser 2014-1, Cl A3
1.744%, VAR ICE LIBOR USD 1 Month+0.510%, 06/25/2031	3,748	3,733
Navient Student Loan Trust, Ser 2014-2, Cl A
1.874%, VAR ICE LIBOR USD 1 Month+0.640%, 03/25/2083	2,439	2,419
Navient Student Loan Trust, Ser 2014-3, Cl A
1.854%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	2,471	2,447
Navient Student Loan Trust, Ser 2014-4, Cl A
1.857%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	1,833	1,816
Navient Student Loan Trust, Ser 2016-1A, Cl A
1.937%, VAR ICE LIBOR USD 1 Month+0.700%, 02/25/2070 (C)	1,946	1,930
Navient Student Loan Trust, Ser 2016-5A, Cl A
2.487%, VAR ICE LIBOR USD 1 Month+1.250%, 06/25/2065 (C)	308	314
Navient Student Loan Trust, Ser 2016-7A, Cl A
2.387%, VAR ICE LIBOR USD 1 Month+1.150%, 03/25/2066 (C)	666	674

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2017-1A, Cl A3
2.387%, VAR ICE LIBOR USD 1 Month+1.150%, 07/26/2066 (C)	$2,283	$2,329
Navient Student Loan Trust, Ser 2017-2A, Cl A
2.284%, VAR ICE LIBOR USD 1 Month+1.050%, 12/27/2066 (C)	1,528	1,549
Navient Student Loan Trust, Ser 2017-3A, Cl A3
2.384%, 07/26/2066	2,817	2,853
Navient Student Loan Trust, Ser 2017-4A, Cl A3
2.237%, VAR ICE LIBOR USD 1 Month+1.000%, 09/27/2066 (C)	1,660	1,675
Navient Student Loan Trust, Ser 2017-5A, Cl A
2.048%, VAR ICE LIBOR USD 1 Month+0.800%, 07/26/2066 (C)	2,179	2,180
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
1.336%, VAR ICE LIBOR USD 3 Month+0.180%, 10/27/2036	642	629
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
1.474%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2037	541	535
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
1.424%, VAR ICE LIBOR USD 3 Month+0.110%, 10/25/2033	1,927	1,890
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
1.387%, VAR ICE LIBOR USD 3 Month+0.100%, 03/23/2037	630	615
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
1.407%, VAR ICE LIBOR USD 3 Month+0.120%, 12/24/2035	1,398	1,375
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
1.467%, VAR ICE LIBOR USD 3 Month+0.180%, 03/22/2032	393	379
Nelnet Student Loan Trust, Ser 2006-2, Cl A6
1.434%, VAR ICE LIBOR USD 3 Month+0.120%, 04/25/2031	1,337	1,336
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
2.034%, VAR ICE LIBOR USD 1 Month+0.800%, 04/25/2046 (C)	175	176
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
1.834%, VAR ICE LIBOR USD 1 Month+0.600%, 10/27/2036 (C)	1,445	1,435
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
2.184%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/2048 (C)	1,655	1,628
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
1.837%, VAR ICE LIBOR USD 1 Month+0.600%, 09/25/2047 (C)	2,247	2,221

SEI Institutional Managed Trust / Annual Report / September 30, 2017	137

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2016-1A, Cl A
2.037%, VAR ICE LIBOR USD 1 Month+0.800%, 09/25/2065 (C)	$713	$723
Nelnet Student Loan Trust, Ser 2017-2A, Cl A
2.007%, VAR ICE LIBOR USD 1 Month+0.770%, 09/25/2065 (C)	1,091	1,095
North Carolina State Education Assistance Authority, Ser 2011-2, Cl A2
1.956%, VAR ICE LIBOR USD 3 Month+0.800%, 07/25/2025	571	572
Origen Manufactured Housing, Ser 2006-A, Cl A2
3.329%, 10/15/2037 (A)	2,119	1,972
RAMP Trust, Ser 2003-RS11, Cl MII1
2.329%, VAR ICE LIBOR USD 1 Month+1.095%, 12/25/2033	145	138
RAMP Trust, Ser 2006-RZ3, Cl M1
1.584%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	6,530	6,114
Scholar Funding Trust, Ser 2011-A, Cl A
2.214%, VAR ICE LIBOR USD 3 Month+0.900%, 10/28/2043 (C)	676	674
SLM Student Loan Trust, Ser 2003-1, Cl A5C
2.070%, VAR ICE LIBOR USD 3 Month+0.750%, 12/15/2032 (C)	462	458
SLM Student Loan Trust, Ser 2004-10, Cl A7A
2.064%, VAR ICE LIBOR USD 3 Month+0.750%, 10/25/2029 (C)	1,078	1,075
SLM Student Loan Trust, Ser 2004-8, Cl B
1.774%, VAR ICE LIBOR USD 3 Month+0.460%, 01/25/2040	117	109
SLM Student Loan Trust, Ser 2005-6, Cl A5B
2.514%, VAR ICE LIBOR USD 3 Month+1.200%, 07/27/2026	83	83
SLM Student Loan Trust, Ser 2005-A, Cl A4
1.630%, VAR ICE LIBOR USD 3 Month+0.310%, 12/15/2038	1,560	1,459
SLM Student Loan Trust, Ser 2006-2, Cl A6
1.484%, VAR ICE LIBOR USD 3 Month+0.170%, 01/25/2041	1,900	1,835
SLM Student Loan Trust, Ser 2006-3, Cl A5
1.414%, VAR ICE LIBOR USD 3 Month+0.100%, 01/25/2021	989	978
SLM Student Loan Trust, Ser 2006-8, Cl A6
1.474%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2041	1,900	1,791
SLM Student Loan Trust, Ser 2007-2, Cl A4
1.374%, VAR ICE LIBOR USD 3 Month+0.060%, 07/25/2022	3,211	3,118
SLM Student Loan Trust, Ser 2007-2, Cl B
1.484%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/2025	391	330

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2007-6, Cl B
2.164%, VAR ICE LIBOR USD 3 Month+0.850%, 04/27/2043	$374	$354
SLM Student Loan Trust, Ser 2008-2, Cl B
2.514%, VAR ICE LIBOR USD 3 Month+1.200%, 01/25/2083	525	494
SLM Student Loan Trust, Ser 2008-3, Cl B
2.514%, VAR ICE LIBOR USD 3 Month+1.200%, 04/26/2083	525	492
SLM Student Loan Trust, Ser 2008-4, Cl B
3.164%, VAR ICE LIBOR USD 3 Month+1.850%, 04/25/2073	525	513
SLM Student Loan Trust, Ser 2008-5, Cl A4
3.014%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	1,205	1,240
SLM Student Loan Trust, Ser 2008-5, Cl B
3.164%, VAR ICE LIBOR USD 3 Month+1.850%, 07/25/2073	525	524
SLM Student Loan Trust, Ser 2008-6, Cl B
3.164%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	525	519
SLM Student Loan Trust, Ser 2008-7, Cl B
3.164%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	525	520
SLM Student Loan Trust, Ser 2008-8, Cl B
3.564%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2075	525	527
SLM Student Loan Trust, Ser 2008-9, Cl B
3.564%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2083	525	536
SLM Student Loan Trust, Ser 2010-1, Cl A
1.637%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2025	408	403
SLM Student Loan Trust, Ser 2012-1, Cl A3
2.184%, VAR ICE LIBOR USD 1 Month+0.950%, 09/25/2028	1,740	1,754
SLM Student Loan Trust, Ser 2012-2, Cl A
1.937%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	662	663
SLM Student Loan Trust, Ser 2012-6, Cl A3
1.987%, VAR ICE LIBOR USD 1 Month+0.750%, 05/26/2026	355	353
SLM Student Loan Trust, Ser 2012-6, Cl B
2.237%, VAR ICE LIBOR USD 1 Month+1.000%, 04/27/2043	289	264
SLM Student Loan Trust, Ser 2012-D, Cl A2
2.950%, 02/15/2046 (C)	120	120
SLM Student Loan Trust, Ser 2013-1, Cl B
3.034%, VAR ICE LIBOR USD 1 Month+1.800%, 11/25/2043	245	246
SLM Student Loan Trust, Ser 2013-B, Cl A2B
2.334%, VAR ICE LIBOR USD 1 Month+1.100%, 06/17/2030 (C)	127	128

138	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)	$626	$618
SLM Student Loan Trust, Ser 2014-2, Cl A3
1.827%, VAR ICE LIBOR USD 1 Month+0.590%, 03/25/2055	964	966
SMB Private Education Loan Trust, Ser 2015- A, Cl A2A
2.490%, 06/15/2027 (C)	262	263
SMB Private Education Loan Trust, Ser 2015- A, Cl A2B
2.234%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2027 (C)	776	784
SMB Private Education Loan Trust, Ser 2015- B, Cl A2A
2.980%, 07/15/2027 (C)	336	342
SMB Private Education Loan Trust, Ser 2015- B, Cl A2B
2.434%, VAR ICE LIBOR USD 1 Month+1.200%, 07/15/2027 (C)	1,047	1,070
SMB Private Education Loan Trust, Ser 2015- C, Cl A2A
2.750%, 07/15/2027 (C)	546	552
SMB Private Education Loan Trust, Ser 2015- C, Cl A2B
2.634%, VAR ICE LIBOR USD 1 Month+1.400%, 07/15/2027 (C)	369	377
SMB Private Education Loan Trust, Ser 2016- A, Cl A2A
2.700%, 05/15/2031 (C)	1,339	1,343
SMB Private Education Loan Trust, Ser 2016- A, Cl A2B
2.734%, VAR ICE LIBOR USD 1 Month+1.500%, 05/15/2031 (C)	1,023	1,052
SMB Private Education Loan Trust, Ser 2016- B, Cl A2A
2.430%, 02/17/2032 (C)	868	861
SMB Private Education Loan Trust, Ser 2016- B, Cl A2B
2.684%, VAR ICE LIBOR USD 1 Month+1.450%, 02/17/2032 (C)	1,002	1,036
SMB Private Education Loan Trust, Ser 2016- C, Cl A2A
2.340%, 09/15/2034 (C)	1,135	1,120
SMB Private Education Loan Trust, Ser 2016- C, Cl A2B
2.334%, VAR ICE LIBOR USD 1 Month+1.100%, 09/15/2034 (C)	1,131	1,151
SMB Private Education Loan Trust, Ser 2017- A, Cl A2A
2.880%, 09/15/2034 (C)	1,018	1,027

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2017- A, Cl A2B
2.134%, VAR ICE LIBOR USD 1 Month+0.900%, 09/15/2034 (C)	$3,097	$3,124
SoFi Professional Loan Program, Ser 2016-A, Cl A2
2.760%, 12/26/2036 (C)	696	703
SoFi Professional Loan Program, Ser 2016-D, Cl A1
2.187%, VAR ICE LIBOR USD 1 Month+0.950%, 01/25/2039 (C)	156	158
SoFi Professional Loan Program, Ser 2016-E, Cl A1
2.087%, VAR ICE LIBOR USD 1 Month+0.850%, 07/25/2039 (C)	408	411
SoFi Professional Loan Program, Ser 2017-A, Cl A1
1.937%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (C)	366	368
SoFi Professional Loan Program, Ser 2017-A, Cl A2B
2.400%, 03/26/2040 (C)	360	357
SoFi Professional Loan Program, Ser 2017-B, Cl A2FX
2.740%, 05/25/2040 (C)	670	673
SoFi Professional Loan Program, Ser 2017-C, Cl A2B
2.630%, 07/25/2040 (C)	585	584
SoFi Professional Loan Program, Ser 2017-D, Cl A2FX
2.650%, 09/25/2040 (C)	1,013	1,007
United States Small Business Administration, Ser 2017-20G, Cl 1
2.980%, 07/01/2037	310	314
Upstart Securitization Trust, Ser 2017-1, Cl A
2.639%, 06/20/2024 (C)	1,236	1,236
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (C)	815	811
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 05/20/2021 (C)	290	289
Verizon Owner Trust, Ser 2017-2A, Cl A
1.920%, 12/20/2021 (C)	830	829
Voya CLO, Ser 2016-1A, Cl A1R
2.634%, VAR ICE LIBOR USD 3 Month+1.330%, 04/18/2026 (C)	680	680
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl A4
1.484%, VAR ICE LIBOR USD 1 Month+0.250%, 07/25/2036	2,318	2,310

		137,134

Total Asset-Backed Securities (Cost $170,766) ($ Thousands)		175,476

SEI Institutional Managed Trust / Annual Report / September 30, 2017	139

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT — 2.3%
Argentine Bonos del Tesoro
18.200%, 10/03/2021	ARS	19,870	$1,178
Argentine Republic Government International Bond
7.625%, 04/22/2046 (D)		$180	200
7.500%, 04/22/2026		280	314
7.125%, 07/06/2036		220	231
6.875%, 04/22/2021		420	458
5.625%, 01/26/2022		1,300	1,365
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2021	BRL	10,399	3,403
10.000%, 01/01/2023		3,994	1,298
Brazilian Government International Bond
5.625%, 01/07/2041		$1,120	1,128
5.000%, 01/27/2045		560	521
2.625%, 01/05/2023		200	192
Chile Government International Bond
3.860%, 06/21/2047		285	290
China Government Bond
3.390%, 05/21/2025	CNY	2,000	291
3.310%, 11/30/2025		11,500	1,662
Colombia Government International Bond
5.625%, 02/26/2044		$820	917
3.875%, 04/25/2027 (D)		316	321
FMS Wertmanagement AoeR
1.000%, 11/21/2017		640	640
Indonesia Government International Bond MTN
5.875%, 03/13/2020		240	261
5.875%, 01/15/2024 (C)		840	963
5.250%, 01/08/2047 (C)		200	225
5.125%, 01/15/2045 (C)		200	221
4.350%, 01/08/2027 (C)		450	477
3.850%, 07/18/2027 (C)		200	206
3.700%, 01/08/2022 (C)		250	260
Israel Government International Bond
4.500%, 01/30/2043		260	282
Japan Bank for International Cooperation
2.250%, 02/24/2020		882	886
1.875%, 04/20/2021		256	253
1.750%, 05/28/2020		650	645
Japan Finance Organization for Municipalities
4.000%, 01/13/2021		1,800	1,890
Japan Treasury Discount Bills
-0.158%, 01/10/2018 (B)(E)	JPY	465,000	4,132
-0.143%, 11/20/2017 (B)(E)		1,135,000	10,085
Kuwait International Government Bond
3.500%, 03/20/2027 (C)		$780	802
Mexico Government International Bond MTN
6.050%, 01/11/2040		1,110	1,332
5.750%, 10/12/2110		603	646

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
4.750%, 03/08/2044	$1,330	$1,371
4.000%, 10/02/2023	363	384
3.600%, 01/30/2025 (D)	780	799
Paraguay Government International Bond
6.100%, 08/11/2044 (C)	325	365
Peruvian Government International Bond
6.550%, 03/14/2037	90	121
5.625%, 11/18/2050	580	732
Province of Ontario Canada
1.625%, 01/18/2019 (D)	785	784
Provincia de Buenos Aires
7.875%, 06/15/2027 (C)	250	271
6.500%, 02/15/2023 (C)	300	316
Republic of Poland Government International Bond
4.000%, 01/22/2024	1,310	1,410
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030 (C)	278	327
7.500%, 03/31/2030	630	741
4.500%, 04/04/2022	400	427
Saudi Government International Bond MTN
4.625%, 10/04/2047 (C)	230	230
3.625%, 03/04/2028 (C)	600	598
2.875%, 03/04/2023 (C)	980	977

Total Sovereign Debt (Cost $46,894) ($ Thousands)		47,828

LOAN PARTICIPATIONS — 1.0%
1011778 BC ULC/ New Red Finance, Term Loan B2, 1st Lien
3.485%, VAR LIBOR+2.250%, 02/16/2024	554	553
Air Medical Group Holdings, Initial Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 04/28/2022	728	722
Albertson’s LLC, Term Loan B4, 1st Lien
3.985%, VAR LIBOR+2.750%, 08/25/2021	329	317
Albertson’s LLC, Term Loan B6, 1st Lien
4.317%, VAR LIBOR+3.000%, 06/22/2023	234	225
American Airlines, 2017 Replacement Term Loan, 1st Lien
3.237%, VAR LIBOR+2.000%, 06/27/2020	624	624
American Builders & Contractors Supply, Term Loan B1, 1st Lien
3.735%, VAR LIBOR+2.500%, 10/31/2023	595	597

140	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Aristocrat Leisure, Cov-Lite, Term Loan B2, 1st Lien
3.557%, VAR LIBOR+2.000%, 10/20/2021	$71	$71
Avolon, Borrower 1 (US) Initial Term Loan B2, 1st Lien
3.986%, VAR LIBOR+2.750%, 03/21/2022	559	560
Berry Global, Term Loan M, 1st Lien
3.485%, VAR LIBOR+2.250%, 10/01/2022	487	489
Boyd Gaming, Refinancing Term Loan B, 1st Lien
3.694%, VAR LIBOR+2.500%, 09/15/2023	294	294
Caesars Entertainment Resort Properties, LLC, Term Loan B, 1st Lien
4.735%, VAR LIBOR+3.500%, 10/11/2020	499	499
CenturyLink, Initial Term Loan B, 1st Lien
2.750%, VAR Ticking Fee+2.750%, 01/31/2025	570	552
Charter Communications Operating, LLC, Term Loan E1, 1st Lien
3.240%, VAR LIBOR+2.000%, 07/01/2020	592	594
CSC Holdings, LLC, March 2017 Refinancing Term Loan, 2nd Lien
3.484%, VAR LIBOR+2.250%, 07/17/2025	131	130
Dell International LLC, Term Loan A2, 1st Lien
3.490%, VAR LIBOR+2.250%, 09/07/2021	573	573
Delos Finance, New Term Loan, 1st Lien
3.333%, VAR LIBOR+2.000%, 10/06/2023	1,000	1,006
Energy Future Intermediate Holding, Term Loan, 1st Lien
4.235%, VAR LIBOR+3.000%, 06/30/2018 (F)	1,170	1,176
First Data, New Dollar Term Loan B1, 1st Lien
3.737%, VAR LIBOR+2.500%, 04/26/2024	1,041	1,044
First Data, New Dollar Term Loan, 1st Lien
3.487%, VAR LIBOR+2.250%, 07/08/2022	916	917
Flying Fortress Holdings, LLC, New Term Loan, 1st Lien
3.333%, VAR LIBOR+2.000%, 10/30/2022	560	563
Golden Nugget, Cov-Lite, Term Loan B, 1st Lien
4.488%, 10/04/2023	296	297

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
HCA, Term Loan, Tranche B8, 1st Lien
3.485%, VAR LIBOR+2.250%, 02/15/2024	$596	$598
Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien
3.237%, VAR LIBOR+2.000%, 10/25/2023	272	273
3.234%, VAR LIBOR+2.000%, 10/25/2023	291	293
3.216%, VAR LIBOR+2.000%, 10/25/2023	55	55
Jaguar Holding I, LLC, Initial Term Loan, 1st Lien
4.083%, VAR LIBOR+2.750%, 08/18/2022	567	570
Level 3 Financing, Term Loan, Tranche B, 1st Lien
3.486%, VAR LIBOR+2.250%, 02/22/2024	590	590
MGM Growth Properties Operating Partnership L.P., Term Loan B, 1st Lien
3.485%, VAR LIBOR+2.250%, 04/25/2023	556	557
Michaels Stores, New Replacement Term Loan B1, 1st Lien
3.985%, VAR LIBOR+2.750%, 01/30/2023	64	65
3.984%, VAR LIBOR+2.750%, 01/30/2023	494	493
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
4.333%, VAR LIBOR+3.000%, 06/07/2023	536	540
Party City Holdings, Replacement Term Loan, Tranche 1, 1st Lien
4.320%, VAR LIBOR+3.000%, 08/19/2022	327	329
Party City Holdings, Replacement Term Loan, Tranche 2, 1st Lien
4.320%, VAR LIBOR+3.000%, 08/19/2022	157	158
Party City Holdings, Replacement Term Loan, Tranche 3, 1st Lien
4.340%, VAR LIBOR+3.000%, 08/19/2022	29	29
Party City Holdings, Replacement Term Loan, Tranche 4, 1st Lien
4.340%, VAR LIBOR+3.000%, 08/19/2022	14	14
Petco Animal Supplies, Term Loan, 1st Lien
4.311%, VAR LIBOR+3.000%, 01/26/2023	504	415

SEI Institutional Managed Trust / Annual Report / September 30, 2017	141

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
PetSmart, Term Loan, Tranche B2, 1st Lien
4.240%, VAR LIBOR+3.000%, 03/11/2022	$679	$572
Post Holdings, Incremental Term Loan B, 1st Lien
3.490%, VAR LIBOR+2.250%, 05/24/2024	379	380
Reynolds Group Holdings, Incremental U.S. Term Loan, 1st Lien
4.235%, VAR LIBOR+2.750%, 02/05/2023 (F)	536	538
RPI Finance Trust, Initial Term Loan B6, 1st Lien
3.333%, VAR LIBOR+2.000%, 03/27/2023	103	103
Univision Communications, Cov-Lite, Replacement Term Loan, 1st Lien
3.985%, VAR LIBOR+2.750%, 03/15/2024	1,667	1,651
UPC Financing, Facility Term Loan AP, 1st Lien
3.984%, VAR LIBOR+2.750%, 04/15/2025	600	602
Virgin Media Bristol LLC, Facility Term Loan, 1st Lien
3.984%, VAR LIBOR+2.750%, 01/31/2025	408	409
XPO Logistics, Refinanced Term Loan B, 1st Lien
3.554%, VAR LIBOR+2.250%, 11/01/2021 (F)	297	297

Total Loan Participations (Cost $21,558) ($ Thousands)		21,334

MUNICIPAL BONDS — 0.5%

California — 0.2%
California State, Build America Project, GO
7.600%, 11/01/2040	355	554
California State, GO
6.200%, 03/01/2019	1,775	1,882
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	488	743

		3,179

Massachusetts — 0.1%
Commonwealth of Massachusetts, GO
4.910%, 05/01/2029	900	1,054

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Commonwealth of Massachusetts, Ser 2016- E, GO
Callable 04/01/2025 @ 100 3.000%, 04/01/2041	$1,500	$1,409

		2,463

Nevada — 0.0%
Clark County, Department of Aviation, Build America Project, Ser C, RB
6.820%, 07/01/2045	458	671

New York — 0.1%
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062	670	749
New York City, Build America Project, Ser F1, GO
Callable 12/01/2020 @ 100 6.646%, 12/01/2031	900	1,024
New York City, Water & Sewer System, Build America Project, RB
5.952%, 06/15/2042	750	1,021

		2,794

Ohio — 0.0%
Ohio State University, Ser A, RB
4.800%, 06/01/2111	207	225

Texas — 0.1%
Brazos Higher Education Authority, Ser 2006- 2, RB
1.338%, 12/26/2024 (G)	500	500
North Texas, Tollway Authority, Build America Project, Ser B, RB
6.718%, 01/01/2049 (D)	459	680

		1,180

Total Municipal Bonds (Cost $9,320) ($ Thousands)		10,512

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
FICO STRIPS, PO
0.000%, 11/02/2018 (B)	1,800	1,771
0.000%, 05/11/2018 (B)	1,910	1,893
FNMA
4.823%, 10/09/2019 (B)	3,275	3,157

142	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority
3.875%, 02/15/2021	$1,510	$1,610

Total U.S. Government Agency Obligations (Cost $7,496) ($ Thousands)		8,431

	Shares

PREFERRED STOCK — 0.0%
Citigroup Capital XIII, 7.875%	18,975	527

Total Preferred Stock (Cost $491) ($ Thousands)		527

AFFILIATED PARTNERSHIP — 6.6%
SEI Liquidity Fund, L.P.
1.110% **†(H)	137,582,877	137,563

Total Affiliated Partnership (Cost $137,567) ($ Thousands)		137,563

CASH EQUIVALENT — 6.1%
SEI Daily Income Trust, Government Fund, Cl F
0.840%**†	127,390,391	127,390

Total Cash Equivalent (Cost $127,390) ($ Thousands)		127,390

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENT(I) — 2.6%
Deutsche Bank
1.040%, dated 09/29/2017, to be repurchased on 10/02/2017, repurchased price $53,604,645 (collateralized by U.S. Treasury Inflation Protected Security, par value $54,119,000, 0.125%, 04/15/2022; total market value $53,604,645)	$53,600	$53,600

Total Repurchase Agreement (Cost $53,600) ($ Thousands)		53,600

Total Investments in Securities— 118.8% (Cost $2,465,024) ($ Thousands)		$2,479,984

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options (J) (Cost $243) ($ Thousands)	938	$203

WRITTEN OPTIONS* — 0.0%

Total Written Options (J) (Premiums Received $285) ($ Thousands)	(1,204)	$(175)

A list of the exchange traded option contracts held by the Fund at September 30, 2017, is as follows:

Description	Number of Contracts	Notional Amount ($ Thousands)	Exercise Price	Expiration Date	Value ($ Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
March 2018, Euro Future*	58	$3	$98.25	03/17/18	$3
November 2017, U.S. 10-Year Future*	96	23	125.00	10/21/17	38
November 2017, U.S. 5-Year Future*	10	1	117.25	10/21/17	2
November 2017, U.S. 5-Year Future*	53	17	118.00	10/21/17	33

		44			76

Call Options
November 2017, 90-Day Euro$ Future*	136	4	98.38	11/18/17	3
November 2017, U.S. 10-Year Future*	106	29	127.00	10/21/17	10
November 2017, U.S. 10-Year Future*	43	17	125.75	10/21/17	15
November 2017, U.S. 10-Year Future*	54	19	126.50	10/21/17	9
November 2017, U.S. 10-Year Future*	42	20	125.50	10/21/17	18
November 2017, U.S. 5-Year Future*	43	7	118.00	10/21/17	5
November 2017, U.S. 5-Year Future*	69	18	117.75	10/21/17	13
November 2017, U.S. 5-Year Future*	42	7	118.50	10/21/17	2

SEI Institutional Managed Trust / Annual Report / September 30, 2017	143

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Continued)

Description	Number of Contracts	Notional Amount ($ Thousands)	Exercise Price	Expiration Date	Value ($ Thousands)
PURCHASED OPTIONS (continued)
November 2017, U.S. Bond Future*	26	$13	$157.00	10/21/17	$5
November 2017, U.S. Bond Future*	22	23	153.00	10/21/17	26
October 2017, U.S. Long Treasury Bond*	11	9	155.50	10/21/17	2
October 2017, U.S. Long Treasury Bond*	21	13	153.50	10/21/17	13
October 2017, U.S. Long Treasury Bond*	21	16	155.00	10/21/17	5
September 2017, U.S. 5-Year Future*	85	4	118.00	10/21/17	1

		199			127

Total Purchased Options		$243			$203

WRITTEN OPTIONS — 0.0%
Put Options
December 2017, U.S. 10-Year Future*	(31)	$(11)	124.00	11/18/17	$(9)
December 2017, U.S. 5-Year Future*	(43)	(7)	117.00	11/18/17	(10)
March 2018, Euro Future*	(58)	(1)	98.13	03/17/18	(1)
November 2017, U.S. 10-Year Future*	(41)	(7)	125.50	10/21/17	(26)
November 2017, U.S. 10-Year Future*	(42)	(8)	123.50	10/21/17	(3)
November 2017, U.S. 5-Year Future*	(42)	(7)	117.50	10/21/17	(13)
November 2017, U.S. 5-Year Future*	(21)	(5)	117.75	10/21/17	(9)
November 2017, U.S. Bond Future*	(10)	(6)	153.00	10/21/17	(13)
November 2017, U.S. Bond Future*	(22)	(9)	150.50	10/21/17	(9)
November 2017, U.S. Bond Future*	(11)	(4)	150.00	10/21/17	(3)

		(65)			(96)

Call Options
December 2017, U.S. 10-Year Future*	(147)	(31)	129.00	11/18/17	(11)
December 2017, U.S. 10-Year Future*	(31)	(13)	128.50	11/18/17	(3)
December 2017, U.S. 5-Year Future*	(84)	(10)	119.00	11/18/17	(6)
December 2017, U.S. 5-Year Future*	(96)	(18)	119.25	11/18/17	(5)
December 2017, U.S. Bond Future*	(52)	(18)	160.00	11/18/17	(10)
December 2017, U.S. Bond Future*	(52)	(15)	161.00	11/18/17	(8)
November 2017, U.S. 10-Year Future*	(42)	(11)	128.00	10/21/17	(2)
November 2017, U.S. 10-Year Future*	(86)	(12)	126.75	10/21/17	(11)
November 2017, U.S. 10-Year Future*	(21)	(5)	129.00	10/21/17	(1)
November 2017, U.S. 10-Year Future*	(62)	(13)	129.50	10/21/17	(2)
November 2017, U.S. Bond Future*	(10)	(6)	154.50	10/21/17	(6)
November 2017, U.S. Bond Future*	(105)	(29)	160.00	10/21/17	(7)
November 2017, U.S. Bond Future*	(10)	(6)	158.00	10/21/17	(1)
November 2017, U.S. Bond Future*	(21)	(15)	159.00	10/21/17	(2)
October 2017, U.S. Long Treasury Bond*	(42)	(11)	157.00	10/21/17	(3)
October 2017, U.S. Long Treasury Bond*	(22)	(7)	157.50	10/21/17	(1)

		(220)			(79)

Total Written Options		$(285)			$(175)

144	SEI Institutional Managed Trust / Annual Report / September 30, 2017

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	(811)	Dec-2017	$(199,835)	$(199,749)	$85
90-Day Euro$	58	Dec-2018	14,261	14,230	(31)
90-Day Euro$	(209)	Dec-2019	(50,984)	(51,176)	(192)
90-Day Euro$	(42)	Jun-2018	(10,337)	(10,322)	15
90-Day Euro$	(42)	Sep-2018	(10,330)	(10,313)	17
Euro	(18)	Dec-2017	(2,695)	(2,670)	25
Euro-Bobl	(46)	Dec-2017	(7,224)	(7,134)	25
Euro-BTP	126	Dec-2017	20,280	20,103	(79)
Euro-Bund	(282)	Dec-2017	(54,353)	(53,678)	392
U.S. 10-Year Treasury Note	934	Dec-2017	118,015	117,042	(973)
U.S. 5-Year Treasury Note	1,344	Dec-2017	158,843	157,920	(923)
U.S. 2-Year Treasury Note	269	Jan-2018	58,162	58,024	(138)
U.S. Long Treasury Bond	(405)	Dec-2017	(63,008)	(61,889)	1,119
U.S. Ultra Long Treasury Bond	(62)	Dec-2017	(10,404)	(10,238)	166
Ultra 10-Year U.S. Treasury Note	(126)	Dec-2017	(17,129)	(16,925)	204

			$(56,738)	$(56,775)	$(288)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	11/20/17	JPY	1,135,000	USD	10,468	$359
Citigroup	10/18/17	USD	4,630	INR	301,350	(30)
Citigroup	10/19/17	USD	104	GBP	80	4
Citigroup	10/19/17	GBP	1,190	USD	1,615	18
Citigroup	10/19/17	USD	1,733	EUR	1,503	46
Citigroup	10/19/17	USD	477	EUR	400	(3)
Citigroup	10/19/17	EUR	1,600	USD	1,913	19
Citigroup	10/19/17	EUR	620	USD	729	(5)
Citigroup	10/19/17	USD	4,373	IDR	59,300,390	26
Citigroup	10/19/17	USD	5,649	BRL	18,940	325
Citigroup	10/19/17	CNH	29,200	USD	4,254	(134)
Citigroup	10/19/17	CNY	72,168	USD	10,539	(311)
Citigroup	10/19/17	TWD	180,300	USD	5,896	(51)
Citigroup	10/19/17	JPY	1,260,085	USD	11,248	41
Citigroup	10/30/17	IDR	533,430	USD	40	—
Deutsche Bank	10/19/17	EUR	295	USD	351	2
Deutsche Bank	10/19/17	USD	6,002	TWD	180,300	(55)
Deutsche Bank	11/15/17	PHP	300,620	USD	5,818	(77)
Goldman Sachs	01/10/18	JPY	465,000	USD	4,146	(8)
Morgan Stanley	10/19/17	EUR	10	USD	12	—

						$166

SEI Institutional Managed Trust / Annual Report / September 30, 2017	145

SCHEDULE OF INVESTMENTS

September 30, 2017

Core Fixed Income Fund (Concluded)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2017 is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
1.58%	MONTH USD -LIBOR	Quarterly	06/13/2026	USD	$9,520	$509	$–	$509
2.47%	MONTH USD -LIBOR	Quarterly	11/15/2043	USD	14,066	243	242	–
1.50%	6-MONTH EUR - EURIBOR	Monthly	08/23/2047	EUR	2,845	87	3	85
1.27%	3-MONTH USD -LIBOR	Quarterly	05/15/2023	USD	22,656	961	7	952
3-MONTH USD -LIBOR	1.19%	Quarterly	06/13/2021	USD	9,530	(248)	–	(248)
1.90%	3-MONTH USD -LIBOR	Quarterly	08/31/2022	USD	22,800	118	–	117
1.90%	3-MONTH USD -LIBOR	Quarterly	11/30/2022	USD	34,472	218	–	216

						$1,888	$252	$1,631

			Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
CDX.NA.HY.29	Buy	5.00%	Quarterly	12/20/2022	12,010	$(937)	$(907)	$(30)
CDX.NA.IG.27	Sell	1.00%	Quarterly	12/20/2021	(9,100)	203	148	55
CDXNA IG28	Sell	1.00%	Quarterly	06/20/2022	(12,960)	273	259	14

						$(461)	$(500)	$39

Percentages are based on Net Assets of $2,086,666 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
†	Investment in Affiliated Security (see Note 6).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $235,067 ($ Thousands), representing 11.3% of the Net Assets of the Fund.
(D)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $134,251 ($ Thousands).
(E)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.
(F)	Unsettled bank loan. Interest rate not available.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(H)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $137,563 ($ Thousands).
(I)	Tri-Party Repurchase Agreement.
(J)	Refer to table below for details on Options Contracts.
(K)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ACES — Alternative Credit Enhancement Structure

ARM — Adjustable Rate Mortgage

ARS — Argentine Peso

BRL — Brazilian Real

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNH — Chinese Offshore Yuan

CNY — Chinese Yuan

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

IDR — Indonesian Rupiah

INR — Indian Rupee

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

146	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Ltd. — Limited

MTN — Medium Term Note

NCUA — National Credit Union Association

PHP — Philippine Peso

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

TWD — Taiwanese Dollar

ULC — Unlimited Liability Company

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$697,142	$–	$697,142
Corporate Obligations	–	604,025	–	604,025
U.S. Treasury Obligations	–	596,156	–	596,156
Asset-Backed Securities	–	175,476	–	175,476
Sovereign Debt	–	47,828	–	47,828
Loan Participations	–	21,334	–	21,334
Municipal Bonds	–	10,512	–	10,512
U.S. Government Agency Obligations	–	8,431	–	8,431
Preferred Stock	527	–	–	527
Affiliated Partnership	–	137,563	–	137,563
Cash Equivalent	127,390	–	–	127,390
Repurchase Agreement	–	53,600	–	53,600

Total Investments in Securities	$127,917	$2,352,067	$–	$2,479,984

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$203	$—	$—	$203
Written Options	(175)	—	—	(175)
Futures Contracts *
Unrealized Appreciation	2,048	—	—	2,048
Unrealized Depreciation	(2,336)	—	—	(2,336)
Forwards Contracts *
Unrealized Appreciation	—	840	—	840
Unrealized Depreciation	—	(674)	—	(674)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	1,879	—	1,879
Unrealized Depreciation	—	(248)	—	(248)
Credit Default Swaps *
Unrealized Appreciation	—	69	—	69
Unrealized Depreciation	—	(30)	—	(30)

Total Other Financial Instruments	$(260)	$1,836	$—	$1,576

* Futures contracts, forward contracts and swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$14,020	$1,172,361	$(1,048,813)	$(1)	$(4)	$137,563	$400
SEI Daily Income Trust, Government Fund, CI F	56,416	1,693,087	(1,622,113)	—	—	127,390	320

Totals	$70,436	$2,865,448	$(2,670,926)	$(1)	$(4)	$264,953	$720

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	147

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 33.1%
U.S. Treasury Bills
1.082%, 03/01/2018 (A)(B)	$220	$219
U.S. Treasury Bonds
6.250%, 05/15/2030	3,965	5,631
5.250%, 11/15/2028	5,125	6,576
5.250%, 02/15/2029	870	1,120
3.816%, 02/15/2045 (A)	3,105	1,395
3.750%, 11/15/2043	16,300	19,107
3.000%, 05/15/2045 (B)	13,430	13,829
3.000%, 11/15/2045	810	833
3.000%, 02/15/2047	12,232	12,582
3.000%, 05/15/2047	9,457	9,731
2.875%, 08/15/2045	8,745	8,783
2.875%, 11/15/2046	7,100	7,125
2.772%, 08/15/2045 (A)	2,810	1,242
2.750%, 08/15/2047	27,547	26,949
2.500%, 02/15/2045	14,820	13,822
2.500%, 02/15/2046	23,570	21,919
2.500%, 05/15/2046	8,993	8,356
2.250%, 08/15/2046	5,985	5,262
2.000%, 02/15/2025	6,900	6,806
U.S. Treasury Inflation Protected Securities
1.375%, 07/15/2018	2,378	2,417
1.375%, 02/15/2044	63	69
0.875%, 02/15/2047	4,974	4,902
0.750%, 02/15/2042	238	230
0.625%, 01/15/2024	157	161
0.625%, 02/15/2043	2,949	2,756
0.375%, 07/15/2027	7,215	7,146
0.125%, 04/15/2018	2,891	2,892
0.125%, 04/15/2021	2,381	2,388
0.125%, 04/15/2022	1,213	1,213
0.125%, 07/15/2026	4,514	4,389
U.S. Treasury Notes
2.375%, 05/15/2027	4,504	4,523

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.250%, 02/15/2027	$754	$749
2.250%, 08/15/2027 (C)	33,599	33,371
2.125%, 12/31/2022	16,600	16,721
2.000%, 08/31/2021	285	287
2.000%, 10/31/2021	2,942	2,963
2.000%, 12/31/2021	9,794	9,855
2.000%, 11/15/2026	5,430	5,291
1.875%, 01/31/2022	10,731	10,736
1.875%, 03/31/2022	11,495	11,491
1.875%, 04/30/2022	2,228	2,226
1.875%, 05/31/2022	4,445	4,442
1.875%, 07/31/2022	14,540	14,508
1.875%, 09/30/2022	48,504	48,387
1.875%, 08/31/2024	764	750
1.750%, 12/31/2020	1,199	1,201
1.750%, 01/31/2023	4,180	4,129
1.625%, 07/31/2020	1,788	1,789
1.625%, 08/31/2022 (C)	43,563	42,964
1.500%, 08/31/2018	15,700	15,719
1.500%, 05/31/2020	2,878	2,872
1.500%, 08/15/2020	4,867	4,853
1.500%, 08/15/2026	15,064	14,105
1.375%, 07/31/2018	8,295	8,298
1.375%, 11/30/2018	2,860	2,859
1.375%, 07/31/2019 (C)	14,615	14,592
1.375%, 09/30/2019	26,039	25,985
1.375%, 08/31/2020	1,419	1,409
1.375%, 09/15/2020 (C)	14,802	14,700
1.375%, 01/31/2021	17,230	17,048
1.250%, 04/30/2019	13,685	13,645
1.250%, 05/31/2019	1,915	1,909
1.250%, 06/30/2019	1,064	1,060
1.250%, 08/31/2019 (C)	8,403	8,367
1.125%, 01/15/2019	5,730	5,709
1.125%, 02/28/2021	7,137	6,998
1.125%, 07/31/2021	3,894	3,799
1.000%, 12/31/2017	3,690	3,689
1.000%, 08/15/2018	11,730	11,694

Total U.S. Treasury Obligations (Cost $596,008) ($ Thousands)		595,543

MORTGAGE-BACKED SECURITIES — 32.3%

Agency Mortgage-Backed Obligations — 28.4%
FHLMC
10.000%, 03/17/2026	47	47
7.500%, 01/01/2032 to 02/01/2038	323	369
6.500%, 10/01/2031 to 09/01/2038	293	327
6.000%, 02/01/2018 to 09/01/2038	384	423
5.500%, 06/01/2020 to 08/01/2037	397	414
5.000%, 03/01/2034 to 06/01/2044	1,567	1,729
4.500%, 08/01/2020 to 06/01/2047	5,516	5,953

148	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
4.000%, 10/01/2029 to 07/01/2047	$15,459	$16,379
3.500%, 09/01/2026 to 04/01/2047	31,067	32,345
3.000%, 03/01/2031 to 03/01/2047	16,066	16,149
FHLMC ARM
3.091%, VAR ICE LIBOR USD 12 Month+1.622%, 02/01/2045	270	276
2.624%, VAR ICE LIBOR USD 12 Month+1.633%, 07/01/2046	859	872
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	103	115
FHLMC CMO, Ser 2005-2945, Cl SA
10.072%, VAR LIBOR USD 1 Month+12.294%, 03/15/2020	3	3
FHLMC CMO, Ser 2005-2950, Cl JO, PO
0.000%, 03/15/2020 (A)	2	2
FHLMC CMO, Ser 2007-3281, Cl AI, IO
5.196%, VAR LIBOR USD 1 Month+6.430%, 02/15/2037	100	18
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (A)	4	4
FHLMC CMO, Ser 2011-3804, Cl FN
1.684%, VAR LIBOR USD 1 Month+0.450%, 03/15/2039	57	57
FHLMC CMO, Ser 2011-3829, Cl ED
3.500%, 10/15/2028	108	109
FHLMC CMO, Ser 2011-3838, Cl QE
3.500%, 01/15/2029	203	204
FHLMC CMO, Ser 2011-3947, Cl SG, IO
4.716%, VAR LIBOR USD 1 Month+5.950%, 10/15/2041	469	79
FHLMC CMO, Ser 2012-283, Cl IO, IO
3.500%, 10/15/2027	786	78
FHLMC CMO, Ser 2012-4146, Cl DI, IO
3.000%, 12/15/2031	1,003	101
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	435	68
FHLMC CMO, Ser 2013-4203, Cl PS, IO
5.016%, VAR LIBOR USD 1 Month+6.250%, 09/15/2042	377	59
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	223	209
FHLMC CMO, Ser 2013-4239, Cl IO, IO
3.500%, 06/15/2027	597	59
FHLMC CMO, Ser 2014-328, Cl S4, IO
1.928%, 02/15/2038 (D)	46	3
FHLMC CMO, Ser 2014-4335, Cl SW, IO
4.766%, VAR LIBOR USD 1 Month+6.000%, 05/15/2044	145	28
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.816%, 04/15/2041 (D)	162	8
FHLMC CMO, Ser 2015-4425, Cl A
4.000%, 09/15/2040	406	428

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2015-4529, Cl HC
3.000%, 10/15/2039	$242	$246
FHLMC CMO, Ser 2016-353, Cl S1, IO
4.766%, VAR LIBOR USD 1 Month+6.000%, 12/15/2046	281	61
FHLMC CMO, Ser 2016-4604, Cl AB
3.000%, 08/15/2046	612	625
FHLMC CMO, Ser 2016-4639, Cl HZ
1.750%, 04/15/2053	1,568	1,454
FHLMC CMO, Ser 2016-4640, Cl LD
4.000%, 09/15/2043	1,932	2,038
FHLMC CMO, Ser 2017-4700, Cl QJ
4.000%, 07/15/2044	1,550	1,637
FHLMC CMO, Ser 2017-4705, Cl A
4.500%, 09/15/2042	1,027	1,100
FHLMC Multifamily Structured Pass-Through Certificates, Ser K151, Cl A3
3.511%, 04/25/2030	485	506
FHLMC Multifamily Structured Pass-Through Certificates, Ser K723, Cl X1, IO
1.079%, 08/25/2023 (D)	7,680	357
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF34, Cl A
1.592%, VAR LIBOR USD 1 Month+0.360%, 08/25/2024	940	941
FHLMC Multifamily Structured Pass-Through Certificates, Ser KIR1, Cl X, IO
1.229%, 03/25/2026 (D)	6,241	448
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ03, Cl A2
2.328%, 06/25/2021	170	172
FHLMC Multifamily Structured Pass-Through Certificates, Ser KS03, Cl A4
3.161%, 05/25/2025 (D)	1,650	1,702
FHLMC Multifamily Structured Pass-Through Certificates, Ser S8FX, Cl A2
3.291%, 03/25/2027	320	329
FHLMC Structured Pass-Through Certificates, Ser 2007-76, Cl 2A
2.029%, 10/25/2037 (D)	167	171
FHLMC TBA
4.000%, 10/14/2040 to 11/01/2040	9,030	9,503
3.500%, 10/15/2041	14,595	15,053
3.000%, 10/15/2042	5,300	5,319
FNMA
7.500%, 10/01/2037 to 04/01/2039	235	285
7.000%, 04/01/2032 to 01/01/2039	132	151
6.500%, 05/01/2027 to 10/01/2038	266	299
6.000%, 10/01/2019 to 10/01/2040	1,071	1,206
5.500%, 02/01/2021 to 02/01/2035	121	134
5.000%, 01/01/2020 to 08/01/2056	5,077	5,592
4.540%, 01/01/2020	444	467
4.500%, 01/01/2020 to 04/01/2056	43,056	46,604

SEI Institutional Managed Trust / Annual Report / September 30, 2017	149

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
4.410%, 05/01/2021	$355	$380
4.360%, 05/01/2021	953	1,019
4.350%, 04/01/2021	745	795
4.300%, 04/01/2021	234	250
4.250%, 04/01/2021	250	266
4.240%, 06/01/2021	941	1,003
4.230%, 03/01/2020	361	377
4.200%, 04/01/2021	666	707
4.060%, 07/01/2021	983	1,046
4.000%, 04/01/2024 to 08/01/2056	61,600	65,355
3.590%, 12/01/2020	441	460
3.500%, 08/01/2028 to 03/01/2057	22,794	23,750
3.430%, 10/01/2020	891	926
3.410%, 10/01/2030	826	856
3.390%, 01/01/2031	700	724
3.340%, 07/01/2030	600	617
3.290%, 10/01/2020 to 09/01/2032	1,003	1,033
3.260%, 10/01/2030	726	742
3.240%, 06/01/2029	955	983
3.230%, 11/01/2020	320	331
3.168%, VAR ICE LIBOR USD 12 Month+1.500%, 10/01/2047	642	661
3.120%, 06/01/2035	850	824
3.110%, 02/01/2028	465	474
3.080%, 04/01/2030	500	507
3.040%, 04/01/2030	500	505
3.000%, 02/01/2027 to 02/01/2047	7,275	7,404
2.600%, 10/01/2031	735	708
2.500%, 10/01/2042	254	247
FNMA ARM
4.377%, VAR ICE LIBOR USD 12 Month+1.776%, 04/01/2040	126	133
3.234%, VAR ICE LIBOR USD 12 Month+1.620%, 06/01/2047	837	862
3.164%, VAR ICE LIBOR USD 12 Month+1.562%, 10/01/2043	158	162
3.137%, VAR ICE LIBOR USD 12 Month+1.620%, 03/01/2047	851	877
2.977%, VAR ICE LIBOR USD 12 Month+1.602%, 05/01/2047	209	214
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	50	55
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	229	243
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	240	270
FNMA CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/25/2035	163	32
FNMA CMO, Ser 2007-108, Cl AN
8.068%, 11/25/2037 (D)	57	67
FNMA CMO, Ser 2009-103, Cl MB
3.498%, 12/25/2039 (D)	128	137

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2009-86, Cl BO, PO
6.302%, 03/25/2037 (A)	$559	$514
FNMA CMO, Ser 2011-43, Cl AN
3.500%, 12/25/2028	202	202
FNMA CMO, Ser 2011-87, Cl SG, IO
5.313%, VAR LIBOR USD 1 Month+6.550%, 04/25/2040	380	47
FNMA CMO, Ser 2012-101, Cl AI, IO
3.000%, 06/25/2027	581	49
FNMA CMO, Ser 2012-118, Cl CI, IO
3.500%, 12/25/2039	618	70
FNMA CMO, Ser 2012-35, Cl SC, IO
5.263%, VAR LIBOR USD 1 Month+6.500%, 04/25/2042	128	26
FNMA CMO, Ser 2013-124, Cl SB, IO
4.713%, VAR LIBOR USD 1 Month+5.950%, 12/25/2043	223	45
FNMA CMO, Ser 2013-126, Cl CS, IO
4.913%, VAR LIBOR USD 1 Month+6.150%, 09/25/2041	618	88
FNMA CMO, Ser 2013-30, Cl CA
1.500%, 04/25/2043	312	288
FNMA CMO, Ser 2013-54, Cl BS, IO
4.913%, VAR LIBOR USD 1 Month+6.150%, 06/25/2043	136	28
FNMA CMO, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	712	75
FNMA CMO, Ser 2013-73, Cl IB, IO
3.500%, 07/25/2028	169	18
FNMA CMO, Ser 2014-40, Cl EP
3.500%, 10/25/2042	451	470
FNMA CMO, Ser 2014-47, Cl AI, IO
1.834%, 08/25/2044 (D)	399	24
FNMA CMO, Ser 2015-56, Cl AS, IO
4.913%, VAR LIBOR USD 1 Month+6.150%, 08/25/2045	80	18
FNMA CMO, Ser 2016-59, Cl CA
3.500%, 09/25/2043	1,500	1,568
FNMA CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	834	846
FNMA CMO, Ser 2017-33, Cl LB
3.000%, 05/25/2039	987	1,007
FNMA CMO, Ser 2017-76, Cl SB, IO
4.866%, VAR LIBOR USD 1 Month+6.100%, 10/25/2057	1,000	187
FNMA CMO, Ser 2017-GS, Cl SA, IO
0.000%, 03/31/2036	300	52
FNMA TBA
5.000%, 10/01/2038	1,500	1,636
4.500%, 11/15/2034	9,965	10,684
4.000%, 11/12/2039 to 10/01/2040	28,035	29,495
3.500%, 11/01/2040 to 10/15/2042	32,870	33,856
3.000%, 11/25/2026 to 10/15/2042	17,935	18,228

150	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.500%, 11/25/2027	$6,700	$6,738
FNMA, Ser 2014-M12, Cl FA
1.579%, VAR LIBOR USD 1 Month+0.300%, 10/25/2021	155	155
FNMA, Ser 2014-M8, Cl X2, IO
0.520%, 06/25/2024 (D)	8,586	194
FNMA, Ser 2015-M10, Cl A2
3.092%, 04/25/2027 (D)	544	551
FNMA, Ser 2015-M3, Cl FA
1.457%, VAR LIBOR USD 1 Month+0.220%, 06/25/2018	147	147
FNMA, Ser 2017-M4, Cl A2
2.684%, 12/25/2026 (D)	504	494
FNMA, Ser 2017-M7, Cl A2
2.961%, 02/25/2027 (D)	453	463
GNMA
7.500%, 10/15/2037	42	50
7.000%, 09/15/2031	39	46
6.500%, 12/15/2035	361	419
6.000%, 09/20/2038	77	86
5.000%, 12/20/2039 to 11/20/2045	91	102
4.500%, 05/20/2045 to 09/15/2047	1,378	1,510
4.000%, 07/15/2045 to 08/20/2047	8,232	8,727
3.500%, 04/20/2046 to 06/20/2047	10,201	10,618
3.000%, 04/15/2045 to 09/20/2047	4,274	4,338
2.375%, VAR US Treas Yield Curve Rate
T Note Const Mat 1 Yr+1.500%, 02/20/2034	295	307
GNMA CMO, Ser 2007-78, Cl SA, IO
5.296%, VAR LIBOR USD 1 Month+6.530%, 12/16/2037	781	117
GNMA CMO, Ser 2009-66, Cl XS, IO
5.566%, VAR LIBOR USD 1 Month+6.800%, 07/16/2039	904	134
GNMA CMO, Ser 2010-4, Cl NS, IO
5.156%, VAR LIBOR USD 1 Month+6.390%, 01/16/2040	1,536	272
GNMA CMO, Ser 2010-H11, Cl FA
2.236%, VAR ICE LIBOR USD 1 Month+1.000%, 06/20/2060	522	530
GNMA CMO, Ser 2011-H08, Cl FD
1.731%, VAR ICE LIBOR USD 1 Month+0.500%, 02/20/2061	355	354
GNMA CMO, Ser 2012-34, Cl SA, IO
4.814%, VAR LIBOR USD 1 Month+6.050%, 03/20/2042	149	25
GNMA CMO, Ser 2012-43, Cl SN, IO
5.366%, VAR LIBOR USD 1 Month+6.600%, 04/16/2042	86	19
GNMA CMO, Ser 2012-H25, Cl FA
1.931%, VAR ICE LIBOR USD 1 Month+0.700%, 12/20/2061	632	634

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2013-69, Cl AI, IO
3.500%, 05/20/2043	$619	$102
GNMA CMO, Ser 2014-117, Cl SJ, IO
4.364%, VAR LIBOR USD 1 Month+5.600%, 08/20/2044	220	32
GNMA CMO, Ser 2014-5, Cl SP, IO
4.916%, VAR LIBOR USD 1 Month+6.150%, 06/16/2043	521	65
GNMA CMO, Ser 2014-H10, Cl TA
1.831%, VAR ICE LIBOR USD 1 Month+0.600%, 04/20/2064	711	713
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	75	15
GNMA CMO, Ser 2015-H10, Cl FC
1.711%, VAR ICE LIBOR USD 1 Month+0.480%, 04/20/2065	426	424
GNMA CMO, Ser 2015-H18, Cl FA
1.681%, VAR ICE LIBOR USD 1 Month+0.450%, 06/20/2065	314	313
GNMA CMO, Ser 2015-H20, Cl FA
1.701%, VAR ICE LIBOR USD 1 Month+0.470%, 08/20/2065	309	308
GNMA TBA
4.500%, 11/15/2039 to 12/15/2039	15,040	15,998
4.000%, 10/01/2039	9,250	9,750
3.500%, 10/15/2041 to 11/15/2041	24,815	25,802
3.000%, 10/01/2042	30,545	30,970
GNMA, Ser 2012-112, Cl IO, IO
0.311%, 02/16/2053 (D)	1,088	26
GNMA, Ser 2012-27, Cl IO, IO
1.012%, 04/16/2053 (D)	1,488	54
GNMA, Ser 2013-145, Cl IO, IO
1.072%, 09/16/2044 (D)	1,369	74
GNMA, Ser 2013-63, Cl IO, IO
0.777%, 09/16/2051 (D)	22	1
GNMA, Ser 2013-96, Cl IO, IO
0.527%, 10/16/2054 (D)	1,948	64
GNMA, Ser 2014-47, Cl IA, IO
0.385%, 02/16/2048 (D)	298	12
GNMA, Ser 2014-50, Cl IO, IO
0.870%, 09/16/2055 (D)	1,209	66
GNMA, Ser 2014-92, Cl IX, IO
0.694%, 05/16/2054 (D)	6,860	248
GNMA, Ser 2015-5, Cl IK, IO
0.702%, 11/16/2054 (D)	6,705	307

		511,212

Non-Agency Mortgage-Backed Obligations — 3.9%
7 WTC Depositor Trust, Ser 2012-7WTC, Cl A
4.082%, 03/13/2031 (E)	64	65

SEI Institutional Managed Trust / Annual Report / September 30, 2017	151

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Investment Trust, Ser 2004-4, Cl 4A
3.453%, VAR ICE LIBOR USD 6 Month+2.000%, 02/25/2045	$444	$453
AOA Mortgage Trust, Ser 2015-1177, Cl A
2.957%, 12/13/2029 (E)	930	946
ASG Resecuritization Trust, Ser 2009-3, Cl A65
2.838%, 03/26/2037 (D)(E)	76	76
Banc of America Funding Trust, Ser 2004-C, Cl 1A1
3.231%, 12/20/2034 (D)	20	20
Banc of America Funding Trust, Ser 2006-G, Cl 2A4
1.526%, VAR ICE LIBOR USD 1 Month+0.290%, 07/20/2036	1,357	1,358
BANK, Ser 2017-BNK7, Cl A5
3.435%, 09/15/2060	330	338
BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/2036 (E)	600	614
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (E)	150	149
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (D)(E)	70	72
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.692%, 05/25/2034 (D)	14	15
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-5, Cl A1
3.280%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.050%, 08/25/2035	52	53
Bear Stearns ALT-A Trust, Ser 2004-12, Cl 1A3
1.937%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2035	142	141
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
1.877%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/2034	90	89
Bear Stearns ARM Trust, Ser 2003-7, Cl 9A
3.413%, 10/25/2033 (D)	507	508
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.521%, 06/11/2041 (D)(E)	23	–
CD Commercial Mortgage Trust, Ser 2016- CD1, Cl ASB
2.622%, 08/10/2049	537	531
CD Commercial Mortgage Trust, Ser 2016- CD1, Cl A1
1.443%, 08/10/2049	132	130
CD Commercial Mortgage Trust, Ser 2016-CD2
3.526%, 11/01/2049	290	300

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CD Commercial Mortgage Trust, Ser 2017- CD4, Cl ASB
3.317%, 05/10/2050	$253	$260
CD Commerical Mortgage Trust, Ser 2017- CD3, Cl A4
3.631%, 02/10/2050	310	323
CFCRE Commercial Mortgage Trust, Ser 2011- C1, Cl A4
4.961%, 04/15/2044 (D)(E)	359	381
CFCRE Commercial Mortgage Trust, Ser 2016-C3, Cl A1
1.793%, 01/10/2048	218	217
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%, 05/10/2058	332	335
CFCRE Commercial Mortgage Trust, Ser 2016-C7, Cl A2
3.585%, 12/10/2054	332	341
CFCRE Commercial Mortgage Trust, Ser 2016-C7, Cl A3
3.839%, 12/10/2054	241	252
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A1
1.965%, 06/15/2050	201	200
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	264	271
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A4
3.572%, 06/15/2050	345	354
CGBAM Commercial Mortgage Trust, Ser 2016-IMC, Cl D
6.634%, VAR LIBOR USD 1 Month+5.400%, 11/15/2021 (E)	930	929
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
3.556%, 02/25/2037 (D)	25	25
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
3.679%, 02/25/2037 (D)	33	33
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
3.652%, 07/25/2037 (D)	40	40
Chicago Skyscraper Trust, Ser 2017-SKY, Cl C
2.484%, VAR LIBOR USD 1 Month+1.250%, 02/15/2030 (E)	320	320
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl AAB
2.690%, 04/10/2046	226	229
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl A4
3.093%, 04/10/2046	200	204

152	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl A2
1.987%, 04/10/2046	$391	$391
Citigroup Commercial Mortgage Trust, Ser 2013-SMP, Cl A
2.110%, 01/12/2030 (E)	428	428
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl A4
3.635%, 10/10/2047	587	612
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	140	146
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl A4
3.192%, 04/10/2048	299	303
Citigroup Commercial Mortgage Trust, Ser 2015-GC33, Cl A4
3.778%, 09/10/2058	290	305
Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl A4
3.465%, 09/15/2050	330	339
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
3.714%, 09/25/2033 (D)	37	38
Citigroup Global Markets Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (E)	14	14
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.023%, 01/15/2046 (D)(E)	511	–
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2007-CD4, Cl XC, IO
0.742%, 12/11/2049 (D)(E)	323	–
COMM Mortgage Trust, Ser 2010-C1, Cl A2
3.830%, 07/10/2046 (E)	32	32
COMM Mortgage Trust, Ser 2012-CR2, Cl XA, IO
1.838%, 08/15/2045 (D)	638	42
COMM Mortgage Trust, Ser 2012-CR4, Cl AM
3.251%, 10/15/2045	590	598
COMM Mortgage Trust, Ser 2012-CR4, Cl A2
1.801%, 10/15/2045	59	59
COMM Mortgage Trust, Ser 2012-LC4, Cl A4
3.288%, 12/10/2044	79	81
COMM Mortgage Trust, Ser 2013-300P, Cl A1
4.353%, 08/10/2030 (E)	215	232
COMM Mortgage Trust, Ser 2013-CR10, Cl A2
2.972%, 08/10/2046	117	118
COMM Mortgage Trust, Ser 2013-CR11, Cl A1
1.468%, 08/10/2050	55	55
COMM Mortgage Trust, Ser 2013-CR12, Cl A3
3.765%, 10/10/2046	89	94

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	$86	$92
COMM Mortgage Trust, Ser 2013-CR12, Cl A1
1.295%, 10/10/2046	11	11
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.251%, 10/10/2046 (D)	10	10
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (D)	30	32
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	30	32
COMM Mortgage Trust, Ser 2013-CR13, Cl XA, IO
1.083%, 11/12/2046 (D)	3,935	139
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046 (E)	299	300
COMM Mortgage Trust, Ser 2013-CR6, Cl A2
2.122%, 03/10/2046	749	750
COMM Mortgage Trust, Ser 2013-CR9, Cl ASB
3.834%, 07/10/2045	722	759
COMM Mortgage Trust, Ser 2014-CR18, Cl XA, IO
1.387%, 07/15/2047 (D)	3,676	186
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047	196	205
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	103	108
COMM Mortgage Trust, Ser 2014-UBS6, Cl A5
3.644%, 12/10/2047	482	502
COMM Mortgage Trust, Ser 2015-CR25, Cl A4
3.759%, 08/10/2048	188	198
COMM Mortgage Trust, Ser 2015-LC19, Cl XA, IO
1.349%, 02/10/2048 (D)	6,253	423
COMM Mortgage Trust, Ser 2016-787S, Cl A
3.545%, 02/10/2036 (E)	310	319
COMM Mortgage Trust, Ser 2016-COR1, Cl ASB
2.972%, 10/10/2049	254	258
COMM Mortgage Trust, Ser 2016-GCT, Cl A
2.681%, 08/10/2021	370	374
COMM Mortgage Trust, Ser 2016-SAVA
2.947%, 10/15/2018	1,310	1,315
COMM Mortgage Trust, Ser 2017-COR2, Cl A3
3.510%, 09/10/2050	414	424
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 10/15/2045	266	269
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS2, Cl XA, IO
1.535%, 03/10/2047 (D)	2,211	125

SEI Institutional Managed Trust / Annual Report / September 30, 2017	153

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	$90	$95
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS6, Cl AM
4.048%, 12/10/2047	372	389
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033	66	67
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	60	64
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
3.530%, 10/25/2033 (D)	397	395
CSAIL Commercial Mortgage Trust, Ser 2014- C3, Cl A4
3.718%, 08/15/2048	349	364
CSAIL Commercial Mortgage Trust, Ser 2015- C4, Cl A4
3.808%, 11/15/2048	882	924
CSAIL Commercial Mortgage Trust, Ser 2016- C5, Cl ASB
3.533%, 11/15/2048	90	94
CSMC, Ser 2009-2R, Cl 1A14
3.403%, 09/26/2034 (D)(E)	503	507
CSMC, Ser 2009-2R, Cl 1A16
3.403%, 09/26/2034 (D)(E)	755	761
CSMC, Ser 2010-3R, Cl 2A3
4.500%, 12/26/2036 (D)(E)	770	789
CSMC, Ser 2014-7R, Cl 8A1
3.185%, 07/27/2037 (D)(E)	599	600
CSMC, Ser 2015-5R, Cl 1A1
1.066%, 09/27/2046 (E)	700	695
CSMC, Ser 2016-BDWN, Cl B
5.734%, VAR LIBOR USD 1 Month+4.500%, 02/15/2029 (E)	370	371
DBJPM Mortgage Trust, Ser 2017-C6, Cl ASB
3.121%, 06/10/2050	150	153
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (E)	100	106
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
3.437%, VAR ICE LIBOR USD 1 Month+2.200%, 02/25/2024	501	517
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
2.887%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	338	342
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
3.837%, VAR ICE LIBOR USD 1 Month+2.600%, 12/25/2027	354	361

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M2
4.087%, VAR ICE LIBOR USD 1 Month+2.850%, 04/25/2028	$694	$719
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M1
2.437%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029	780	789
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
1.084%, 11/10/2039 (D)(E)	313	–
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	44	45
GS Mortgage Securities Trust, Ser 2013-GC14, Cl AAB
3.817%, 08/10/2046	811	852
GS Mortgage Securities Trust, Ser 2013- GC16, Cl B
5.161%, 11/10/2046 (D)	90	98
GS Mortgage Securities Trust, Ser 2013- GC16, Cl A2
3.033%, 11/10/2046	192	194
GS Mortgage Securities Trust, Ser 2013- KING, Cl A
2.706%, 12/10/2027 (E)	103	104
GS Mortgage Securities Trust, Ser 2013- NYC5, Cl A
2.318%, 01/10/2030 (E)	122	122
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A3
3.801%, 01/10/2047	228	240
GS Mortgage Securities Trust, Ser 2016-GS3, Cl A4
2.850%, 10/10/2049	185	182
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	277	278
GS Mortgage Securities Trust, Ser 2017-GS7, Cl A4
3.430%, 08/10/2050	628	641
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
3.360%, 10/25/2033 (D)	95	96
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	36	37
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	12	12

154	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Homestar Mortgage Acceptance, Ser 2004- 5, Cl A1
2.137%, VAR ICE LIBOR USD 1 Month+0.900%, 10/25/2034	$177	$179
Impac CMB Trust, Ser 2007-A, Cl M1
2.037%, VAR ICE LIBOR USD 1 Month+0.800%, 05/25/2037 (E)	389	363
Impac Secured Assets Trust, Ser 2004-4, Cl 1A3
2.097%, VAR ICE LIBOR USD 1 Month+0.860%, 02/25/2035	379	379
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
1.587%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	29	28
Impact Funding LLC, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (E)	789	870
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.250%, 11/15/2045 (D)	60	62
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	345	348
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.052%, 01/15/2047 (D)	30	32
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%, 08/15/2047	666	701
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.711%, 09/15/2047 (D)	120	121
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	289	302
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A2
2.773%, 10/15/2048	226	229
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A4
3.227%, 10/15/2048	191	194
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	1,434	1,428
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl ASB
3.559%, 07/15/2048	343	359
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl AS
4.226%, 07/15/2048 (D)	270	285
JPMBB Commercial Mortgage Securities Trust, Ser 2016-C1, Cl ASB
3.316%, 03/15/2049	604	623

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP6, Cl ASB
3.283%, 07/15/2050	$282	$290
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl C
4.512%, 03/15/2050 (D)	970	1,012
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl ASB
3.492%, 03/15/2050	100	104
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl B
4.009%, 03/15/2050 (D)	740	758
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.449%, 06/12/2043 (D)	1,736	2
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl A3SF
1.382%, VAR LIBOR USD 1 Month+0.155%, 05/15/2047	42	42
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A2
3.616%, 11/15/2043 (E)	21	21
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A2
4.311%, 08/05/2032 (E)	789	818
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (E)	54	55
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/2046 (E)	846	855
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl B
5.588%, 08/15/2046 (D)(E)	296	322
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-CBX, Cl A4
3.483%, 06/15/2045	388	403
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl A2
1.677%, 12/15/2047	23	23
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A2
2.665%, 01/15/2046	796	802
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A2
2.872%, 07/15/2047	214	217
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%, 07/15/2047	2,502	2,633
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	570	599

SEI Institutional Managed Trust / Annual Report / September 30, 2017	155

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-JP1, Cl ASB
3.733%, 01/15/2049	$309	$326
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A1
1.324%, 08/15/2049	213	210
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl ASB
2.713%, 08/15/2049	292	291
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP3, Cl A5
2.870%, 08/15/2049	840	827
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP5, Cl ASB
3.549%, 03/15/2050	733	765
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
3.321%, 11/25/2033 (D)	61	62
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
3.728%, 08/25/2034 (D)	122	123
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
2.859%, 05/25/2045 (D)(E)	291	292
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.251%, 02/15/2041 (D)(E)	652	–
Liberty Street Trust, Ser 2016-225L, Cl A
3.597%, 02/10/2036 (E)	310	321
Master Resecuritization Trust, Ser 2005-PO, Cl 3PO, PO
0.000%, 05/28/2035 (A)(E)	8	6
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
3.554%, 07/25/2033 (D)	20	20
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
3.625%, 02/25/2034 (D)	46	46
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.707%, 12/12/2049 (D)(E)	89	–
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A2
1.868%, 11/15/2045	1	1
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl B
3.930%, 11/15/2045	390	400
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A2
2.964%, 07/15/2046	84	84
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AS
3.456%, 05/15/2046	80	82

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A2
1.970%, 05/15/2046	$21	$21
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	250	261
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27, Cl A4
3.753%, 12/15/2047	447	468
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C32, Cl A4
3.720%, 12/15/2049	290	305
Morgan Stanley Capital I Trust, Ser 2005- HE5, Cl M1
1.867%, VAR ICE LIBOR USD 1 Month+0.630%, 09/25/2035	29	29
Morgan Stanley Capital I Trust, Ser 2007- HQ11, Cl X, IO
0.443%, 02/12/2044 (D)(E)	1,182	14
Morgan Stanley Capital I Trust, Ser 2013- WLSR, Cl A
2.695%, 01/11/2032 (E)	460	462
Morgan Stanley Capital I Trust, Ser 2014- MP, Cl A
3.469%, 08/11/2033 (E)	440	455
Morgan Stanley Capital I Trust, Ser 2015- 420, Cl A
3.727%, 10/11/2050 (E)	440	457
Morgan Stanley Capital I Trust, Ser 2016- BNK2, Cl XA, IO
1.249%, 11/15/2049 (D)	3,495	248
Morgan Stanley Capital I Trust, Ser 2016- UB11, Cl ASB
2.606%, 08/15/2049	210	208
Morgan Stanley Capital I Trust, Ser 2016- UB11, Cl A1
1.445%, 08/15/2049	381	376
Morgan Stanley Capital I Trust, Ser 2016- UBS9, Cl A1
1.711%, 03/15/2049	211	208
Mortgage Repurchase Agreement Financing Trust, Ser 2016-4, Cl A1
2.435%, VAR ICE LIBOR USD 1 Month+1.200%, 05/10/2019 (E)	760	758
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (D)(E)	250	249
MSCG Trust, Ser 2016-SNR, Cl C
5.205%, 11/15/2034 (E)	300	307
New Residential Mortgage Loan Trust, Ser 2017-1A, Cl A1
4.000%, 02/25/2057 (D)(E)	2,009	2,103

156	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047	$129	$129
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047	106	106
Nomura Resecuritization Trust, Ser 2015-4R, Cl 3A1
3.549%, 02/26/2036 (D)(E)	182	184
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	30	31
Prime Mortgage Trust, Ser 2004-CL1, Cl 1PO, PO
0.000%, 02/25/2034 (A)	8	7
RAMP Trust, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031	179	188
RAMP Trust, Ser 2005-EFC4, Cl M3
1.717%, VAR ICE LIBOR USD 1 Month+0.480%, 09/25/2035	790	788
RAMP Trust, Ser 2005-EFC5, Cl M1
1.637%, VAR ICE LIBOR USD 1 Month+0.400%, 10/25/2035	89	89
RAMP Trust, Ser 2006-RZ1, Cl M1
1.637%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2036	1,594	1,580
RBSCF Trust, Ser 2013-GSP, Cl A
3.961%, 01/13/2032 (D)(E)	280	294
Residential Accredit Loans, Ser 2004-QS7, Cl A4
5.500%, 05/25/2034	171	174
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.429%, 12/25/2034 (D)	256	257
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1
3.872%, 01/05/2043 (D)(E)	390	386
Springleaf Mortgage Loan Trust, Ser 2013- 2A, Cl A
1.780%, 12/25/2065 (D)(E)	118	118
Structured Asset Securities Mortgage Pass- Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	39	39
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-24A, Cl 3A2
3.388%, 07/25/2033 (D)	105	105
Structured Asset Securities Mortgage Pass- Through Certificates, Ser 2003-37A, Cl 2A
3.241%, 12/25/2033 (D)	32	32
Structured Asset Securities Mortgage Pass- Through Certificates, Ser 2004-5H, Cl A4
5.540%, 12/25/2033	107	110

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust, Ser 2012- C1, Cl XA, IO
2.269%, 05/10/2045 (D)(E)	$2,691	$207
UBS Commercial Mortgage Trust, Ser 2017- C3, Cl AS
3.739%, 08/15/2050 (D)	330	336
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/2063	6	6
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A2
1.712%, 12/10/2045	28	28
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (E)	335	342
VNO Mortgage Trust, Ser 2013-PENN, Cl A
3.808%, 12/13/2029 (E)	705	736
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
3.015%, 10/25/2033 (D)	80	82
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
3.129%, 08/25/2033 (D)	41	41
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR8, Cl A
3.204%, 08/25/2033 (D)	22	23
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
3.305%, 09/25/2033 (D)	68	69
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
14.060%, VAR ICE LIBOR USD 1 Month+17.463%, 06/25/2033	9	11
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	152	159
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
3.145%, 06/25/2034 (D)	49	50
WaMu Mortgage Pass-Through Certificates, Ser 2004-RA4, Cl 3A
7.500%, 07/25/2034	128	138
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A3
2.017%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2045	615	644
Wells Fargo Commercial Mortgage Trust, Ser 2016-C35, Cl C
4.176%, 07/15/2048 (D)	330	334
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, Cl A4
3.065%, 11/15/2059	530	528

SEI Institutional Managed Trust / Annual Report / September 30, 2017	157

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, Cl XA
1.507%, 11/15/2059 (D)	$5,718	$497
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A2
3.318%, 05/25/2034 (D)	1	1
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A1
3.328%, 12/25/2034 (D)	56	57
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-H, Cl 1A1
3.354%, 06/25/2034 (D)	121	123
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-I, Cl 1A1
3.336%, 07/25/2034 (D)	76	78
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 2A1
3.369%, 06/25/2035 (D)	58	59
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 3A1
3.172%, 04/25/2036 (D)	549	578
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.603%, 06/15/2045 (D)(E)	347	18
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.489%, 05/15/2045 (D)(E)	1,077	54
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl XA, IO
1.302%, 01/15/2024	3,027	150
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (D)	300	309

		69,812

Total Mortgage-Backed Securities (Cost $580,798) ($ Thousands)		581,024

CORPORATE OBLIGATIONS — 27.2%

Consumer Discretionary — 2.0%
21st Century Fox America
7.250%, 05/18/2018	1,020	1,054
6.900%, 08/15/2039	10	13
6.750%, 01/09/2038	20	26
6.650%, 11/15/2037 (C)	25	33
6.150%, 03/01/2037	20	25
6.150%, 02/15/2041	15	19
Amazon.com
4.950%, 12/05/2044	140	162
4.250%, 08/22/2057 (E)	135	138
4.050%, 08/22/2047 (E)	475	484

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.875%, 08/22/2037 (E)	$240	$244
3.150%, 08/22/2027 (C)(E)	1,203	1,212
2.800%, 08/22/2024 (E)	1,355	1,360
2.400%, 02/22/2023 (E)	873	871
1.900%, 08/21/2020 (C)(E)	817	819
American Honda Finance MTN
3.875%, 09/21/2020 (E)	495	521
AutoZone
3.750%, 06/01/2027	505	510
BMW US Capital
2.150%, 04/06/2020 (E)	635	639
CBS
3.375%, 02/15/2028	385	374
2.500%, 02/15/2023 (C)	780	769
Charter Communications Operating
6.484%, 10/23/2045	250	293
6.384%, 10/23/2035	10	12
5.375%, 05/01/2047 (E)	614	638
4.908%, 07/23/2025	720	770
4.464%, 07/23/2022	810	857
4.200%, 03/15/2028 (E)	370	374
3.750%, 02/15/2028 (E)	305	299
Comcast
7.050%, 03/15/2033	90	123
4.400%, 08/15/2035	875	949
4.200%, 08/15/2034	20	21
4.000%, 08/15/2047	135	137
3.150%, 02/15/2028	1,016	1,012
2.350%, 01/15/2027	325	304
Comcast Cable Communications Holdings
10.125%, 04/15/2022	45	58
9.455%, 11/15/2022	180	239
Daimler Finance North America
2.375%, 08/01/2018 (E)	990	995
2.300%, 01/06/2020 (E)	690	693
Discovery Communications
5.200%, 09/20/2047	158	160
4.950%, 05/15/2042	135	134
4.875%, 04/01/2043	270	263
3.950%, 03/20/2028	257	255
ERAC USA Finance
4.500%, 02/15/2045 (E)	115	114
3.300%, 12/01/2026 (E)	572	561
2.700%, 11/01/2023 (E)	160	157
Ford Motor
5.291%, 12/08/2046 (C)	540	563
Ford Motor Credit
5.875%, 08/02/2021	350	389
3.810%, 01/09/2024	335	342
3.339%, 03/28/2022	610	620
2.979%, 08/03/2022	1,135	1,130
2.597%, 11/04/2019	700	706

158	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.551%, 10/05/2018	$750	$755
Ford Motor Credit LLC
2.375%, 03/12/2019	200	201
General Motors
6.250%, 10/02/2043	160	183
5.400%, 04/01/2048 (C)	249	258
5.150%, 04/01/2038	475	487
4.875%, 10/02/2023	315	341
4.200%, 10/01/2027	226	229
2.112%, VAR ICE LIBOR USD 3 Month+0.800%, 08/07/2020	1,000	1,001
General Motors Financial
4.350%, 01/17/2027 (C)	1,010	1,038
3.450%, 04/10/2022	30	30
3.200%, 07/13/2020	118	121
Grupo Televisa
5.000%, 05/13/2045	225	226
Historic TW
6.625%, 05/15/2029	122	152
Home Depot
4.250%, 04/01/2046	48	52
3.750%, 02/15/2024	66	70
Hyundai Capital America MTN
3.250%, 09/20/2022 (C)(E)	452	451
2.400%, 10/30/2018 (E)	38	38
McDonald’s MTN
5.350%, 03/01/2018	100	101
4.875%, 12/09/2045	539	607
3.700%, 01/30/2026	140	146
3.500%, 03/01/2027	120	123
2.750%, 12/09/2020	305	311
NBCUniversal Enterprise
1.974%, 04/15/2019 (E)	200	201
NBCUniversal Media
5.950%, 04/01/2041	50	64
4.450%, 01/15/2043	90	96
Newell Brands
4.200%, 04/01/2026	120	126
3.850%, 04/01/2023	130	137
3.150%, 04/01/2021	60	61
QVC
5.950%, 03/15/2043	10	10
Time Warner
7.570%, 02/01/2024	30	37
5.375%, 10/15/2041	302	326
4.850%, 07/15/2045	55	56
3.800%, 02/15/2027	1,440	1,440
3.550%, 06/01/2024	385	392
Time Warner Cable
8.250%, 04/01/2019	200	217
7.300%, 07/01/2038	110	138
6.750%, 07/01/2018	40	41

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.550%, 05/01/2037	$245	$288
5.875%, 11/15/2040	130	143
5.500%, 09/01/2041	44	46
5.000%, 02/01/2020	320	338
TJX
2.250%, 09/15/2026	120	112
Toyota Motor Credit MTN
2.600%, 01/11/2022	860	870
2.100%, 01/17/2019	174	175
1.250%, 10/05/2017	250	250
Viacom
4.850%, 12/15/2034 (C)	307	289
4.375%, 03/15/2043	150	129
4.250%, 09/01/2023	30	31
3.875%, 04/01/2024	30	30
WPP Finance
5.125%, 09/07/2042	60	62

		35,467

Consumer Staples — 2.2%
Alimentation Couche-Tard
3.550%, 07/26/2027 (C)(E)	1,130	1,139
2.700%, 07/26/2022 (E)	805	808
Altria Group
4.750%, 05/05/2021	180	195
2.850%, 08/09/2022	190	194
Anheuser-Busch InBev Finance
4.900%, 02/01/2046 (C)	2,036	2,300
3.650%, 02/01/2026	982	1,016
3.300%, 02/01/2023 (C)	1,903	1,973
2.650%, 02/01/2021	1,435	1,458
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019	18	19
3.750%, 07/15/2042	230	221
2.500%, 07/15/2022	420	424
BAT Capital
4.540%, 08/15/2047 (E)	540	556
3.557%, 08/15/2027 (E)	1,189	1,201
3.222%, 08/15/2024 (E)	478	479
2.764%, 08/15/2022 (E)	1,694	1,703
2.297%, 08/14/2020 (E)	358	359
Church & Dwight
3.950%, 08/01/2047	180	178
3.150%, 08/01/2027	297	294
2.450%, 08/01/2022	180	180
Coca-Cola Femsa
2.375%, 11/26/2018	324	326
Costco Wholesale
3.000%, 05/18/2027	870	872
2.750%, 05/18/2024	755	757
2.300%, 05/18/2022	865	866
2.250%, 02/15/2022	56	56

SEI Institutional Managed Trust / Annual Report / September 30, 2017	159

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CVS Caremark
2.750%, 12/01/2022	$510	$511
CVS Health
5.125%, 07/20/2045 (C)	535	615
3.875%, 07/20/2025	249	260
3.500%, 07/20/2022	110	114
CVS Pass-Through Trust
5.926%, 01/10/2034 (E)	83	94
Danone
2.947%, 11/02/2026 (E)	500	485
2.589%, 11/02/2023 (E)	330	324
2.077%, 11/02/2021 (E)	230	226
Diageo Investment
2.875%, 05/11/2022	580	595
Kraft Heinz Foods
6.875%, 01/26/2039	49	63
6.500%, 02/09/2040	140	175
6.125%, 08/23/2018	225	234
5.375%, 02/10/2020	16	17
5.200%, 07/15/2045	450	493
5.000%, 07/15/2035	70	76
5.000%, 06/04/2042	65	69
4.375%, 06/01/2046	840	829
3.950%, 07/15/2025	370	381
3.500%, 06/06/2022	620	642
3.500%, 07/15/2022	645	668
3.000%, 06/01/2026 (C)	725	695
2.800%, 07/02/2020	940	957
Kroger
2.950%, 11/01/2021	525	530
Mondelez International Holdings Netherlands BV
2.000%, 10/28/2021 (E)	2,105	2,067
1.625%, 10/28/2019 (E)	1,395	1,384
PepsiCo
4.250%, 10/22/2044	100	107
4.000%, 03/05/2042	50	52
3.100%, 07/17/2022	59	61
3.000%, 08/25/2021	31	32
Pernod Ricard
4.450%, 01/15/2022 (E)	370	396
Philip Morris International
4.500%, 03/20/2042	70	76
2.500%, 08/22/2022	250	250
2.000%, 02/21/2020	1,280	1,281
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (E)	1,430	1,420
Reynolds American
8.125%, 06/23/2019	370	408
5.850%, 08/15/2045	745	912
3.250%, 06/12/2020	54	55

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Walgreens Boots Alliance
4.800%, 11/18/2044	$630	$669
3.450%, 06/01/2026	445	444
3.300%, 11/18/2021	647	668
Wal-Mart Stores
5.625%, 04/15/2041	320	415
4.750%, 10/02/2043	200	233
4.300%, 04/22/2044	1,240	1,366
3.300%, 04/22/2024 (C)	60	63
Wm Wrigley Jr
2.900%, 10/21/2019 (E)	190	193
2.400%, 10/21/2018 (E)	40	40

		39,219

Energy — 2.7%
Anadarko Finance, Ser B
7.500%, 05/01/2031	60	75
Anadarko Petroleum
6.600%, 03/15/2046	310	384
6.450%, 09/15/2036	110	130
5.550%, 03/15/2026 (C)	656	733
4.850%, 03/15/2021	270	286
4.500%, 07/15/2044 (C)	360	343
Apache
5.100%, 09/01/2040	120	125
4.750%, 04/15/2043	300	300
4.250%, 01/15/2044 (C)	445	418
3.250%, 04/15/2022	109	111
BG Energy Capital PLC
4.000%, 10/15/2021 (E)	575	607
BP Capital Markets PLC
3.994%, 09/26/2023 (C)	95	101
3.723%, 11/28/2028	100	103
3.588%, 04/14/2027	765	787
3.506%, 03/17/2025	90	93
3.245%, 05/06/2022	90	93
3.216%, 11/28/2023	1,455	1,491
3.119%, 05/04/2026	130	130
Canadian Natural Resources
6.450%, 06/30/2033	50	59
3.850%, 06/01/2027	195	197
Chevron
3.191%, 06/24/2023	22	23
2.954%, 05/16/2026	280	279
2.895%, 03/03/2024	1,280	1,298
2.355%, 12/05/2022	15	15
Cimarex Energy
4.375%, 06/01/2024	435	460
CNOOC Nexen Finance
4.250%, 04/30/2024	200	213
3.500%, 05/05/2025	840	853

160	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Concho Resources
4.875%, 10/01/2047	$190	$198
3.750%, 10/01/2027	412	414
Conoco Funding
7.250%, 10/15/2031	130	175
ConocoPhillips
4.150%, 11/15/2034	460	475
Devon Energy
5.850%, 12/15/2025	450	519
5.600%, 07/15/2041	110	120
5.000%, 06/15/2045	190	200
4.750%, 05/15/2042	17	17
3.250%, 05/15/2022	137	139
Devon Financing LLC
7.875%, 09/30/2031	40	53
Ecopetrol
5.875%, 05/28/2045	1,030	1,007
4.125%, 01/16/2025	203	203
Enbridge
3.700%, 07/15/2027	385	391
2.900%, 07/15/2022	566	569
Enbridge Energy Partners
7.375%, 10/15/2045	165	213
5.875%, 10/15/2025	200	228
5.500%, 09/15/2040	275	287
Encana
6.500%, 02/01/2038	370	438
Energy Transfer
8.250%, 11/15/2029	675	874
6.125%, 12/15/2045	409	449
5.150%, 03/15/2045	14	14
Energy Transfer Partners
2.500%, 06/15/2018	475	477
Enterprise Products Operating
5.700%, 02/15/2042	40	48
EOG Resources
4.150%, 01/15/2026	90	95
ExxonMobil
4.114%, 03/01/2046	160	173
3.043%, 03/01/2026	200	203
2.397%, 03/06/2022	100	101
Florida Gas Transmission
7.900%, 05/15/2019 (E)	350	380
Halliburton
5.000%, 11/15/2045	461	506
3.800%, 11/15/2025	190	195
3.500%, 08/01/2023	50	51
Hess
5.800%, 04/01/2047	120	123
KazMunayGas National JSC
5.750%, 04/19/2047 (E)	340	335

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kerr-McGee
7.875%, 09/15/2031	$100	$127
6.950%, 07/01/2024	298	354
Kinder Morgan
5.550%, 06/01/2045	255	275
5.000%, 02/15/2021 (E)	965	1,035
4.300%, 06/01/2025	1,485	1,556
3.150%, 01/15/2023 (C)	905	910
Kinder Morgan Energy Partners
5.400%, 09/01/2044	250	260
3.500%, 09/01/2023	45	45
Marathon Oil
6.600%, 10/01/2037 (C)	199	230
Marathon Petroleum
5.000%, 09/15/2054	275	266
4.750%, 09/15/2044 (C)	125	124
Noble Energy
5.250%, 11/15/2043	80	84
5.050%, 11/15/2044	29	30
4.950%, 08/15/2047	90	92
4.150%, 12/15/2021	230	242
3.900%, 11/15/2024	150	154
3.850%, 01/15/2028	170	170
Occidental Petroleum
4.625%, 06/15/2045	130	142
4.400%, 04/15/2046	50	53
4.100%, 02/15/2047	160	165
3.500%, 06/15/2025	45	46
3.000%, 02/15/2027	120	118
2.700%, 02/15/2023	129	130
Pertamina Persero
6.000%, 05/03/2042 (E)	300	338
Petrobras Global Finance
6.850%, 06/05/2115	200	191
6.250%, 03/17/2024	310	331
5.299%, 01/27/2025 (E)	1,126	1,124
Petro-Canada
6.800%, 05/15/2038	380	509
Petrofac
3.400%, 10/10/2018 (E)	250	248
Petroleos del Peru
4.750%, 06/19/2032 (E)	850	874
Petroleos Mexicanos
6.625%, 06/15/2035	40	43
6.500%, 03/13/2027 (E)	335	371
6.375%, 01/23/2045	500	509
5.625%, 01/23/2046 (C)	922	858
5.500%, 06/27/2044	30	28
4.875%, 01/18/2024	32	33
2.460%, 12/15/2025	565	568
2.378%, 04/15/2025	284	286

SEI Institutional Managed Trust / Annual Report / September 30, 2017	161

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Petroleos Mexicanos MTN
6.875%, 08/04/2026	$120	$137
6.750%, 09/21/2047 (C)(E)	335	356
6.500%, 03/13/2027 (E)	455	504
Phillips 66
5.875%, 05/01/2042	35	43
Phillips 66 Partners
4.900%, 10/01/2046	405	405
Plains All American Pipeline
4.650%, 10/15/2025	500	515
4.500%, 12/15/2026	115	117
Sabine Pass Liquefaction
5.875%, 06/30/2026	245	273
5.625%, 03/01/2025	500	552
5.000%, 03/15/2027	471	502
4.200%, 03/15/2028	95	96
Schlumberger
3.000%, 12/21/2020 (E)	1,000	1,024
Schlumberger Holdings
4.000%, 12/21/2025 (E)	120	126
Schlumberger Investment
3.650%, 12/01/2023	61	65
3.300%, 09/14/2021 (E)	47	48
Shell International Finance
4.550%, 08/12/2043	80	87
4.375%, 03/25/2020	140	149
4.375%, 05/11/2045 (C)	515	552
4.125%, 05/11/2035	841	888
4.000%, 05/10/2046 (C)	440	445
3.400%, 08/12/2023	930	975
2.875%, 05/10/2026	200	199
2.125%, 05/11/2020	56	56
Sinopec Group Overseas Development
4.375%, 04/10/2024 (E)	380	408
Spectra Energy Partners
5.950%, 09/25/2043	30	36
3.500%, 03/15/2025	400	403
Statoil
5.250%, 04/15/2019	140	148
3.700%, 03/01/2024	210	221
Suncor Energy
3.600%, 12/01/2024	340	351
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	743	756
TC PipeLines
3.900%, 05/25/2027	370	371
Texas Eastern Transmission
2.800%, 10/15/2022 (E)	402	396
Total Capital International
2.875%, 02/17/2022	815	832
TransCanada Pipelines
4.625%, 03/01/2034	470	514

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	$480	$620
Western Gas Partners
5.375%, 06/01/2021	25	27
4.650%, 07/01/2026	40	42
4.000%, 07/01/2022	35	36
Williams
7.875%, 09/01/2021	260	306
Williams Partners
5.100%, 09/15/2045	300	315
3.750%, 06/15/2027	515	514
3.600%, 03/15/2022	1,200	1,240

		47,946

Financials — 9.1%
AIG Global Funding MTN
1.650%, 12/15/2017 (E)	42	42
American Express
7.000%, 03/19/2018	1,170	1,199
2.500%, 08/01/2022	995	994
American Express Credit MTN
2.375%, 05/26/2020 (C)	64	65
2.250%, 08/15/2019	1,135	1,144
1.875%, 11/05/2018	44	44
1.800%, 07/31/2018	65	65
American International Group
6.250%, 05/01/2036	370	473
4.375%, 01/15/2055	90	87
4.125%, 02/15/2024	107	114
3.900%, 04/01/2026	615	640
3.875%, 01/15/2035	30	29
Aon
6.250%, 09/30/2040	19	24
3.500%, 06/14/2024	65	67
Banco Santander
4.250%, 04/11/2027	335	348
3.500%, 04/11/2022	450	461
Bank of America
7.625%, 06/01/2019	500	546
5.750%, 12/01/2017	70	70
5.700%, 01/24/2022	5	6
Bank of America MTN
6.875%, 04/25/2018	2,250	2,315
5.650%, 05/01/2018	2,780	2,843
5.625%, 07/01/2020	30	33
5.000%, 05/13/2021	180	196
5.000%, 01/21/2044	240	278
4.450%, 03/03/2026	664	702
4.244%, VAR ICE LIBOR USD 3 Month+1.814%, 04/24/2038 (C)	515	544
4.200%, 08/26/2024	700	736
4.125%, 01/22/2024	290	309

162	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.100%, 07/24/2023	$340	$362
4.000%, 04/01/2024	290	306
4.000%, 01/22/2025	683	707
3.875%, 08/01/2025	190	199
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028	1,016	1,045
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028 (C)	1,985	2,016
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	270	273
3.500%, 04/19/2026 (C)	1,244	1,265
3.300%, 01/11/2023	1,835	1,880
3.093%, VAR ICE LIBOR USD 3 Month+1.090%, 10/01/2025	1,215	1,214
2.600%, 01/15/2019	160	161
2.503%, 10/21/2022	1,210	1,199
2.369%, VAR ICE LIBOR USD 3 Month+0.660%, 07/21/2021	1,180	1,180
2.250%, 04/21/2020	100	100
Bank of Montreal MTN
2.375%, 01/25/2019	55	55
Bank of New York Mellon
3.550%, 09/23/2021	34	35
3.400%, 05/15/2024	1,175	1,215
Bank of New York Mellon MTN
4.600%, 01/15/2020	40	43
3.250%, 09/11/2024	100	102
3.250%, 05/16/2027 (C)	752	763
2.500%, 04/15/2021	327	330
2.200%, 03/04/2019	425	427
Bank of Nova Scotia
1.850%, 04/14/2020	160	159
Bank of Tokyo-Mitsubishi
4.100%, 09/09/2023 (E)	200	213
BB&T
5.250%, 11/01/2019	200	213
Bear Stearns
7.250%, 02/01/2018	2,500	2,547
6.400%, 10/02/2017	500	500
Berkshire Hathaway
3.750%, 08/15/2021	500	530
3.400%, 01/31/2022	65	68
Berkshire Hathaway Finance
5.400%, 05/15/2018	110	113
4.400%, 05/15/2042	316	347
BNP Paribas MTN
2.700%, 08/20/2018	380	383
BPCE
5.150%, 07/21/2024 (E)	200	216
Brighthouse Financial
4.700%, 06/22/2047 (E)	230	225
3.700%, 06/22/2027 (C)(E)	860	844

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Capital One
2.650%, 08/08/2022	$1,027	$1,022
Capital One Financial
4.750%, 07/15/2021	50	54
4.200%, 10/29/2025	164	168
3.750%, 03/09/2027 (C)	230	233
Chubb INA Holdings
4.350%, 11/03/2045 (C)	370	407
3.350%, 05/03/2026	30	31
3.150%, 03/15/2025	74	75
2.875%, 11/03/2022	39	40
2.300%, 11/03/2020	50	50
Citibank
2.100%, 06/12/2020	2,110	2,114
Citigroup
8.125%, 07/15/2039	370	585
6.125%, 11/21/2017	1,095	1,102
6.125%, 05/15/2018	3,150	3,233
5.500%, 09/13/2025	200	224
5.300%, 05/06/2044	47	55
4.750%, 05/18/2046	30	33
4.650%, 07/30/2045	336	372
4.500%, 01/14/2022	380	409
4.450%, 09/29/2027	1,385	1,462
4.400%, 06/10/2025	270	284
4.300%, 11/20/2026	60	62
3.887%, VAR ICE LIBOR USD 3 Month+1.563%, 01/10/2028	69	71
3.700%, 01/12/2026	595	610
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028 (C)	1,000	1,010
3.500%, 05/15/2023	130	132
3.400%, 05/01/2026	260	261
3.300%, 04/27/2025	120	121
3.200%, 10/21/2026	920	905
2.150%, 07/30/2018	71	71
1.867%, VAR ICE LIBOR USD 3 Month+0.550%, 08/25/2036	600	500
1.800%, 02/05/2018	1,000	1,000
1.700%, 04/27/2018	160	160
CME Group
3.000%, 03/15/2025	51	52
Commonwealth Bank of Australia MTN
3.900%, 07/12/2047 (E)	290	291
Cooperatieve Rabobank UA
4.625%, 12/01/2023	530	570
4.375%, 08/04/2025	1,000	1,050
Cooperatieve Rabobank UA MTN
3.875%, 02/08/2022	30	32
Credit Agricole
8.375%, VAR ICE LIBOR USD 3 Month+6.982%, 12/31/2049 (E)	170	188

SEI Institutional Managed Trust / Annual Report / September 30, 2017	163

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Credit Suisse Group
2.997%, VAR ICE LIBOR USD 3 Month+1.200%, 12/14/2023 (E)	$1,020	$1,017
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	1,280	1,431
4.550%, 04/17/2026 (C)	635	681
3.800%, 09/15/2022	295	306
3.800%, 06/09/2023 (C)	290	300
Discover Bank
2.000%, 02/21/2018	1,000	1,002
DNB Bank
2.125%, 10/02/2020 (E)	1,210	1,209
Farmers Exchange Capital
7.200%, 07/15/2048 (E)	1,021	1,328
Fifth Third Bancorp
2.300%, 03/01/2019	30	30
Fifth Third Bank
2.875%, 10/01/2021	200	204
Goldman Sachs Group
6.750%, 10/01/2037	794	1,047
6.250%, 02/01/2041	300	396
6.150%, 04/01/2018	1,750	1,788
5.950%, 01/18/2018	1,250	1,266
5.750%, 01/24/2022	300	336
5.250%, 07/27/2021	400	440
5.150%, 05/22/2045	360	412
4.750%, 10/21/2045	530	589
4.250%, 10/21/2025	600	626
3.750%, 02/25/2026	340	348
3.500%, 11/16/2026	721	723
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	2,915	2,919
2.900%, 07/19/2018	220	222
2.750%, 09/15/2020 (C)	600	608
2.375%, 01/22/2018	520	521
Goldman Sachs Group MTN
7.500%, 02/15/2019	1,315	1,412
6.000%, 06/15/2020	880	966
5.375%, 03/15/2020	950	1,021
4.000%, 03/03/2024	200	211
3.850%, 07/08/2024	121	126
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	1,210	1,211
Goodman US Finance Three
4.500%, 10/15/2037 (E)	135	137
Guardian Life Global Funding
1.950%, 10/27/2021 (E)	780	766
Guardian Life Global Funding MTN
2.000%, 04/26/2021 (E)	700	691
Guardian Life Insurance of America
4.850%, 01/24/2077 (C)(E)	42	45

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
HBOS PLC MTN
6.750%, 05/21/2018 (E)	$200	$206
HSBC Bank PLC
4.125%, 08/12/2020 (E)	100	105
HSBC Finance
6.676%, 01/15/2021	246	278
HSBC Holdings PLC
4.875%, 01/14/2022	100	109
4.375%, 11/23/2026	700	730
4.300%, 03/08/2026	1,055	1,133
4.250%, 03/14/2024	370	387
4.250%, 08/18/2025	250	259
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	385	402
4.000%, 03/30/2022	206	218
3.400%, 03/08/2021	890	918
3.262%, VAR ICE LIBOR USD 3 Month+1.055%, 03/13/2023 (C)	1,155	1,179
2.650%, 01/05/2022	1,330	1,335
HSBC USA
2.350%, 03/05/2020	100	101
ING Bank
5.800%, 09/25/2023 (E)	430	491
ING Groep
3.950%, 03/29/2027 (C)	490	510
3.150%, 03/29/2022	565	576
Intercontinental Exchange
4.000%, 10/15/2023	65	70
2.500%, 10/15/2018	85	86
International Lease Finance
7.125%, 09/01/2018 (E)	1,000	1,047
Intesa Sanpaolo
3.875%, 07/14/2027 (E)	985	989
3.125%, 07/14/2022 (E)	990	992
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (E)	510	519
JPMorgan Chase
6.000%, 01/15/2018	1,500	1,519
4.950%, 06/01/2045	30	34
4.500%, 01/24/2022	660	715
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	665	698
4.250%, 10/01/2027	590	622
4.125%, 12/15/2026	520	542
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	795	808
3.900%, 07/15/2025	805	848
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	855	862
3.875%, 09/10/2024	520	541
3.625%, 05/13/2024	230	240
3.625%, 12/01/2027	360	361

164	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.540%, VAR ICE LIBOR USD 3 Month+1.380%, 05/01/2028 (C)	$1,000	$1,009
3.250%, 09/23/2022	240	248
3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/2025	2,000	2,032
3.200%, 01/25/2023	100	103
2.972%, 01/15/2023 (C)	1,220	1,239
2.950%, 10/01/2026	1,310	1,282
2.776%, VAR ICE LIBOR USD 3 Month+0.935%, 04/25/2023	325	327
2.700%, 05/18/2023	1,285	1,285
2.250%, 01/23/2020	905	910
JPMorgan Chase MTN
2.295%, 08/15/2021 (C)	1,070	1,069
JPMorgan Chase Bank
6.000%, 10/01/2017	2,427	2,427
Kemper
4.350%, 02/15/2025 (C)	590	598
KKR Group Finance II
5.500%, 02/01/2043 (E)	20	23
Lazard Group LLC
3.750%, 02/13/2025	760	775
Liberty Mutual Insurance
8.500%, 05/15/2025 (E)	100	130
Lloyds Banking Group
3.100%, 07/06/2021	490	498
Lloyds TSB Bank MTN
5.800%, 01/13/2020 (E)	310	335
Macquarie Group
6.250%, 01/14/2021 (E)	166	185
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (E)	89	144
MetLife
6.400%, 12/15/2036	915	1,055
5.700%, 06/15/2035	15	18
Metropolitan Life Global Funding
3.450%, 12/18/2026 (E)	1,225	1,260
1.950%, 09/15/2021 (E)	380	374
1.500%, 01/10/2018 (E)	313	313
Mizuho Bank
1.800%, 03/26/2018 (E)	200	200
Morgan Stanley
4.375%, 01/22/2047	120	128
3.625%, 01/20/2027 (C)	789	800
2.109%, VAR ICE LIBOR USD 3 Month+0.800%, 02/14/2020	2,250	2,261
Morgan Stanley MTN
7.300%, 05/13/2019	420	455
6.625%, 04/01/2018	3,300	3,381
5.950%, 12/28/2017	200	202
5.625%, 09/23/2019	350	374
4.350%, 09/08/2026	43	45

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	$455	$457
3.125%, 07/27/2026	55	54
2.750%, 05/19/2022 (C)	1,580	1,589
2.625%, 11/17/2021	2,649	2,658
2.500%, 04/21/2021	450	451
2.243%, VAR ICE LIBOR USD 3 Month+0.930%, 07/22/2022	1,000	1,004
National City
6.875%, 05/15/2019	50	54
Nationwide Mutual Insurance
3.610%, VAR ICE LIBOR USD 3 Month+2.290%, 12/15/2024 (E)	760	759
New York Life Global Funding
2.150%, 06/18/2019 (E)	73	73
New York Life Global Funding MTN
2.100%, 01/02/2019 (E)	330	332
New York Life Insurance
6.750%, 11/15/2039 (E)	255	355
Nippon Life Insurance
4.000%, VAR USD ICE Swap 11:00 NY 5 Yr+2.880%, 09/19/2047 (C)(E)	565	559
Nordea Bank
4.875%, 05/13/2021 (E)	250	268
Nordea Bank MTN
1.625%, 05/15/2018 (E)	220	220
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (E)	680	895
3.850%, 09/30/2047 (E)	500	494
Pipeline Funding
7.500%, 01/15/2030 (E)	434	513
PNC Bank
2.550%, 12/09/2021	780	787
2.250%, 07/02/2019	325	327
PNC Bank MTN
2.400%, 10/18/2019	400	404
Pricoa Global Funding MTN
1.600%, 05/29/2018 (E)	150	150
Protective Life Global Funding
1.722%, 04/15/2019 (E)	870	867
Prudential Financial MTN
5.625%, 05/12/2041	10	12
Royal Bank of Canada
2.000%, 10/01/2018	183	183
1.875%, 02/05/2020	180	180
Santander UK Group Holdings
2.875%, 08/05/2021	200	201
Standard Chartered
5.700%, 03/26/2044 (E)	600	705
State Street
4.956%, 03/15/2018	270	274
3.700%, 11/20/2023	138	147

SEI Institutional Managed Trust / Annual Report / September 30, 2017	165

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.300%, 12/16/2024	$70	$72
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (E)	14	19
4.900%, 09/15/2044 (E)	440	497
4.270%, 05/15/2047 (E)	145	150
Toronto-Dominion Bank MTN
1.750%, 07/23/2018	72	72
UBS MTN
1.800%, 03/26/2018	445	446
UBS Group Funding Switzerland
4.253%, 03/23/2028 (E)	410	430
3.491%, 05/23/2023 (E)	1,460	1,495
2.650%, 02/01/2022 (C)(E)	1,045	1,041
US Bancorp MTN
3.150%, 04/27/2027	286	288
2.950%, 07/15/2022	25	25
US Bank
2.125%, 10/28/2019	260	262
Wachovia MTN
5.750%, 02/01/2018	3,140	3,183
Wachovia Capital Trust III
5.570%, VAR ICE LIBOR USD 3 Month+0.930%, 12/31/2049	450	451
WEA Finance
3.750%, 09/17/2024 (E)	210	214
3.150%, 04/05/2022 (E)	630	637
Wells Fargo
3.000%, 04/22/2026	920	904
3.000%, 10/23/2026	930	909
2.100%, 07/26/2021	1,550	1,537
Wells Fargo MTN
4.900%, 11/17/2045	384	428
4.750%, 12/07/2046	200	220
4.650%, 11/04/2044	1	1
4.400%, 06/14/2046	550	571
4.300%, 07/22/2027 (C)	1,010	1,068
4.125%, 08/15/2023	900	953
3.500%, 03/08/2022	430	447
3.450%, 02/13/2023	230	236
3.000%, 01/22/2021	575	588
2.625%, 07/22/2022	1,680	1,683
2.550%, 12/07/2020 (C)	46	46
2.150%, 01/30/2020	70	70
Wells Fargo Bank MTN
2.150%, 12/06/2019	1,125	1,131
1.650%, 01/22/2018	585	585
Westpac Banking
4.875%, 11/19/2019	170	180

		162,709

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Health Care — 2.8%
Abbott Laboratories
4.900%, 11/30/2046	$320	$357
4.750%, 11/30/2036	90	99
3.750%, 11/30/2026	2,290	2,350
3.400%, 11/30/2023	2,165	2,233
AbbVie
4.500%, 05/14/2035	615	662
4.450%, 05/14/2046	615	647
3.600%, 05/14/2025	520	539
3.200%, 11/06/2022 (C)	44	45
3.200%, 05/14/2026 (C)	415	416
2.900%, 11/06/2022 (C)	230	233
2.500%, 05/14/2020	910	921
1.800%, 05/14/2018	500	501
Actavis
3.250%, 10/01/2022 (C)	13	13
Aetna
3.875%, 08/15/2047	90	91
2.800%, 06/15/2023	1,800	1,811
2.200%, 03/15/2019	180	181
Allergan Funding SCS
4.750%, 03/15/2045	14	15
4.550%, 03/15/2035	280	299
3.800%, 03/15/2025	1,140	1,184
3.450%, 03/15/2022	395	410
2.350%, 03/12/2018	500	501
Amgen
5.150%, 11/15/2041	760	869
4.663%, 06/15/2051	1,158	1,270
4.400%, 05/01/2045	512	542
3.875%, 11/15/2021	150	159
3.625%, 05/22/2024	30	31
2.125%, 05/01/2020	22	22
Anthem
4.625%, 05/15/2042	41	44
3.500%, 08/15/2024	90	93
3.125%, 05/15/2022	468	478
2.300%, 07/15/2018	65	65
1.875%, 01/15/2018	1,100	1,101
AstraZeneca
3.375%, 11/16/2025	500	508
Baxalta
3.600%, 06/23/2022	912	945
2.875%, 06/23/2020	500	507
Baylor Scott & White Holdings
4.185%, 11/15/2045 (C)	1,000	1,052
Becton Dickinson
4.685%, 12/15/2044 (C)	550	581
3.734%, 12/15/2024	70	72
3.700%, 06/06/2027 (C)	525	531
3.363%, 06/06/2024	975	984

166	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.894%, 06/06/2022	$665	$667
2.404%, 06/05/2020	790	793
Biogen
3.625%, 09/15/2022	170	179
Cardinal Health
3.079%, 06/15/2024	130	131
2.616%, 06/15/2022	100	100
Celgene
5.250%, 08/15/2043	40	46
5.000%, 08/15/2045	1,347	1,523
3.875%, 08/15/2025	260	274
3.625%, 05/15/2024	69	72
3.550%, 08/15/2022	60	63
Cigna
3.050%, 10/15/2027	740	730
Eli Lilly
3.950%, 05/15/2047	195	202
3.100%, 05/15/2027	435	438
2.350%, 05/15/2022 (C)	215	215
EMD Finance
2.400%, 03/19/2020 (E)	950	957
Forest Laboratories
5.000%, 12/15/2021 (E)	35	38
Fresenius Medical Care US Finance II
6.500%, 09/15/2018 (E)	1,250	1,303
Gilead Sciences
5.650%, 12/01/2041	35	44
4.750%, 03/01/2046	320	358
4.500%, 02/01/2045	10	11
4.150%, 03/01/2047	260	266
3.700%, 04/01/2024	220	232
3.650%, 03/01/2026	150	157
3.250%, 09/01/2022	265	274
2.950%, 03/01/2027	550	545
1.850%, 09/20/2019	280	280
GlaxoSmithKline Capital PLC
2.850%, 05/08/2022	170	174
Humana
7.200%, 06/15/2018	1,559	1,617
4.950%, 10/01/2044	10	12
4.800%, 03/15/2047	10	11
4.625%, 12/01/2042	40	43
3.950%, 03/15/2027	20	21
3.850%, 10/01/2024	680	714
3.150%, 12/01/2022	390	397
Johnson & Johnson
4.500%, 12/05/2043	250	287
3.700%, 03/01/2046	170	176
Kaiser Foundation Hospitals
3.150%, 05/01/2027	1,100	1,107
Laboratory Corp of America Holdings
3.600%, 09/01/2027	386	388

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.250%, 09/01/2024	$385	$386
Medtronic
4.625%, 03/15/2045	60	68
4.375%, 03/15/2035	76	84
3.625%, 03/15/2024	590	622
3.500%, 03/15/2025	200	209
3.150%, 03/15/2022	65	67
Medtronic Global Holdings SCA
3.350%, 04/01/2027	190	195
Merck
2.750%, 02/10/2025	100	101
2.400%, 09/15/2022	29	29
New York and Presbyterian Hospital
3.563%, 08/01/2036	730	713
Perrigo Finance Unlimited
4.375%, 03/15/2026	300	311
3.900%, 12/15/2024	265	271
Pfizer
4.400%, 05/15/2044	345	381
4.000%, 12/15/2036	630	676
Providence St. Joseph Health Obligated Group
2.746%, 10/01/2026	500	480
Shire Acquisitions Investments Ireland
3.200%, 09/23/2026 (C)	935	922
2.875%, 09/23/2023	795	790
1.900%, 09/23/2019	1,000	998
Stryker
4.625%, 03/15/2046 (C)	675	735
Teva Pharmaceutical Finance Netherlands III BV
1.400%, 07/20/2018 (C)	750	747
Thermo Fisher Scientific
4.100%, 08/15/2047 (C)	412	413
3.300%, 02/15/2022	465	481
3.200%, 08/15/2027	645	638
UnitedHealth Group
4.750%, 07/15/2045 (C)	200	231
4.625%, 07/15/2035	28	32
4.250%, 04/15/2047	450	483
3.875%, 10/15/2020	180	189
3.750%, 07/15/2025	70	74
3.375%, 11/15/2021	75	78
3.350%, 07/15/2022	28	29
2.875%, 12/15/2021	655	672
2.875%, 03/15/2023	50	51
Wyeth LLC
5.950%, 04/01/2037	130	170

		50,533

SEI Institutional Managed Trust / Annual Report / September 30, 2017	167

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Industrials — 1.7%
ABB Finance USA
4.375%, 05/08/2042	$30	$32
AerCap Ireland Capital
4.500%, 05/15/2021	370	391
Air Lease
3.625%, 04/01/2027	580	580
2.625%, 07/01/2022 (C)	920	914
Aviation Capital Group
6.750%, 04/06/2021 (E)	120	136
BAE Systems
4.750%, 10/11/2021 (E)	750	809
Boeing
4.875%, 02/15/2020	210	225
Burlington Northern Santa Fe
7.290%, 06/01/2036	90	127
5.750%, 03/15/2018	950	968
5.400%, 06/01/2041	50	62
4.150%, 04/01/2045	165	175
3.450%, 09/15/2021	91	95
Canadian Pacific Railway
6.125%, 09/15/2115	44	56
Caterpillar Financial Services MTN
2.750%, 08/20/2021	405	411
2.100%, 01/10/2020	550	553
Catholic Health Initiatives
4.350%, 11/01/2042	30	28
Cintas No. 2
3.700%, 04/01/2027	140	146
2.900%, 04/01/2022	170	173
CK Hutchison International 17
2.750%, 03/29/2023 (E)	369	367
Continental Airlines Pass-Through Trust, Ser 1999-2, Cl C-2
7.256%, 03/15/2020	95	101
Continental Airlines Pass-Through Trust, Ser 2000-1
8.048%, 11/01/2020	153	169
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	604	664
Continental Airlines Pass-Through Trust, Ser 2009-2
7.250%, 11/10/2019	130	143
CSX
3.950%, 05/01/2050	21	20
Delta Air Lines Pass-Through Trust, Ser 2007- 1, Cl A
6.821%, 08/10/2022	97	112
Delta Air Lines Pass-Through Trust, Ser 2010- 1, Cl A
6.200%, 07/02/2018	235	242

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Eaton
7.625%, 04/01/2024	$75	$90
4.150%, 11/02/2042	110	110
2.750%, 11/02/2022	450	453
1.500%, 11/02/2017	60	60
FedEx
4.550%, 04/01/2046 (C)	560	597
4.400%, 01/15/2047	258	268
GE Capital International Funding
4.418%, 11/15/2035	1,081	1,176
2.342%, 11/15/2020	695	702
General Dynamics
2.625%, 11/15/2027	520	503
General Electric
4.500%, 03/11/2044	635	711
2.100%, 12/11/2019	30	30
General Electric MTN
6.875%, 01/10/2039	205	300
6.150%, 08/07/2037	254	337
6.000%, 08/07/2019	185	199
5.875%, 01/14/2038	209	274
5.500%, 01/08/2020	180	194
5.300%, 02/11/2021	109	120
4.650%, 10/17/2021	140	153
4.625%, 01/07/2021	135	146
4.375%, 09/16/2020	10	11
2.200%, 01/09/2020	43	43
1.795%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	850	757
Illinois Tool Works
2.650%, 11/15/2026	280	273
International Lease Finance
8.625%, 01/15/2022	170	208
John Deere Capital MTN
2.800%, 09/08/2027	563	553
2.150%, 09/08/2022	450	446
Lockheed Martin
4.070%, 12/15/2042	91	93
3.550%, 01/15/2026	880	908
3.350%, 09/15/2021	575	598
Mexico City Airport Trust
5.500%, 10/31/2046 (E)	680	694
5.500%, 07/31/2047 (E)	405	410
3.875%, 04/30/2028 (C)(E)	370	369
Northrop Grumman
3.850%, 04/15/2045 (C)	231	225
3.250%, 08/01/2023	1,625	1,675
3.200%, 02/01/2027	795	800
Penske Truck Leasing L.P.
3.400%, 11/15/2026 (C)(E)	680	672
3.375%, 02/01/2022 (E)	431	442
2.700%, 03/14/2023 (E)	586	581

168	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Republic Services
3.800%, 05/15/2018	$1,000	$1,013
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (E)	1,050	1,073
2.350%, 10/15/2026 (E)	555	523
2.200%, 03/16/2020 (E)	790	798
Union Pacific
3.000%, 04/15/2027	635	639
United Technologies
8.875%, 11/15/2019	110	125
4.150%, 05/15/2045	59	61
3.750%, 11/01/2046 (C)	685	661
1.950%, 11/01/2021	85	84
0.000%, 05/04/2018 (F)	850	850
US Airways Pass-Through Trust, Ser 1998-1A
6.850%, 01/30/2018	117	119
Valmont Industries
5.250%, 10/01/2054	335	328
Wabtec
3.450%, 11/15/2026	530	521
Waste Management
4.600%, 03/01/2021	90	97
3.500%, 05/15/2024	90	93

		30,865

Information Technology — 1.6%
Analog Devices
3.500%, 12/05/2026	405	409
3.125%, 12/05/2023	540	548
2.500%, 12/05/2021	495	496
Apple
4.650%, 02/23/2046	270	306
4.375%, 05/13/2045	390	424
4.250%, 02/09/2047	45	48
3.850%, 05/04/2043	740	745
3.450%, 02/09/2045 (C)	31	29
3.350%, 02/09/2027 (C)	660	680
3.200%, 05/13/2025	64	66
3.200%, 05/11/2027	665	677
3.000%, 02/09/2024	875	897
2.850%, 05/06/2021	113	116
2.850%, 05/11/2024	990	1,002
2.700%, 05/13/2022	505	515
2.450%, 08/04/2026	730	704
2.300%, 05/11/2022	2,240	2,249
2.150%, 02/09/2022	82	82
1.800%, 05/11/2020	1,065	1,065
1.561%, VAR ICE LIBOR USD 3 Month+0.250%, 05/03/2018	69	69
Cisco Systems
1.850%, 09/20/2021	835	826
1.400%, 09/20/2019	1,375	1,368

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Dell International
4.420%, 06/15/2021 (E)	$640	$672
3.480%, 06/01/2019 (E)	500	510
Fidelity National Information Services
3.625%, 10/15/2020	310	323
2.850%, 10/15/2018	690	698
2.250%, 08/15/2021	395	392
Harris
5.054%, 04/27/2045	80	92
4.854%, 04/27/2035	80	88
Hewlett Packard Enterprise
6.350%, 10/15/2045	590	625
4.900%, 10/15/2025 (C)	225	238
Intel
3.700%, 07/29/2025	83	88
3.300%, 10/01/2021	35	37
3.100%, 07/29/2022	35	36
Mastercard
3.375%, 04/01/2024	250	261
Microsoft
4.750%, 11/03/2055	43	51
4.500%, 02/06/2057	110	124
4.100%, 02/06/2037 (C)	556	603
4.000%, 02/12/2055 (C)	24	25
3.950%, 08/08/2056	140	144
3.750%, 02/12/2045	330	335
3.700%, 08/08/2046	660	666
3.625%, 12/15/2023	89	95
3.500%, 02/12/2035	452	460
3.450%, 08/08/2036 (C)	235	237
3.300%, 02/06/2027	550	569
2.875%, 02/06/2024	1,150	1,175
2.700%, 02/12/2025	90	91
2.400%, 02/06/2022	885	895
2.400%, 08/08/2026	480	464
2.375%, 02/12/2022	20	20
2.375%, 05/01/2023	20	20
2.000%, 08/08/2023	595	583
Oracle
3.900%, 05/15/2035	1,375	1,442
1.200%, 10/15/2017	250	250
TSMC Global
1.625%, 04/03/2018 (E)	460	459
Visa
4.300%, 12/14/2045	120	133
3.650%, 09/15/2047	460	457
3.150%, 12/14/2025	360	369
2.800%, 12/14/2022	295	302
2.200%, 12/14/2020	80	81
VMware
3.900%, 08/21/2027	385	389
2.950%, 08/21/2022	645	649

SEI Institutional Managed Trust / Annual Report / September 30, 2017	169

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.300%, 08/21/2020	$775	$777

		29,246

Materials — 0.8%
Air Liquide Finance
2.250%, 09/27/2023 (E)	265	256
Amcor Finance USA
3.625%, 04/28/2026 (E)	1,375	1,365
Anglo American Capital
3.625%, 09/11/2024 (E)	510	509
Barrick
5.250%, 04/01/2042	10	11
Barrick North America Finance
5.750%, 05/01/2043	170	206
5.700%, 05/30/2041	565	674
BHP Billiton Finance USA
6.750%, VAR USD Swap Semi 30/360 5 Year Curr+5.093%, 10/19/2075 (E)	210	247
5.000%, 09/30/2043 (C)	375	443
4.125%, 02/24/2042	40	42
2.875%, 02/24/2022	15	15
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	60	63
CF Industries
4.500%, 12/01/2026 (E)	375	393
3.400%, 12/01/2021 (E)	480	489
Dow Chemical
5.250%, 11/15/2041	25	28
3.000%, 11/15/2022	1,320	1,345
Eastman Chemical
2.700%, 01/15/2020	805	815
EI du Pont de Nemours
2.200%, 05/01/2020	320	322
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (E)	370	380
Freeport-McMoRan
4.000%, 11/14/2021	280	281
Glencore Finance Canada
2.700%, 10/25/2017 (E)	250	250
Glencore Funding
4.125%, 05/30/2023 (E)	200	208
4.000%, 03/27/2027 (E)	220	221
International Paper
5.150%, 05/15/2046	535	599
5.000%, 09/15/2035	215	238
Nacional del Cobre de Chile
4.500%, 08/01/2047 (E)	275	279
3.625%, 08/01/2027 (E)	1,065	1,061
OCP
4.500%, 10/22/2025 (E)	290	292
Sherwin-Williams
3.450%, 06/01/2027	226	227

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.750%, 06/01/2022 (C)	$584	$588
Southern Copper
5.250%, 11/08/2042	1,130	1,196
Teck Resources
6.250%, 07/15/2041	5	6
Vale Overseas
6.875%, 11/21/2036	310	355
6.250%, 08/10/2026 (C)	1,140	1,293
Vulcan Materials
4.500%, 06/15/2047	260	264

		14,961

Real Estate — 0.8%
Alexandria Real Estate Equities
3.950%, 01/15/2027	750	765
2.750%, 01/15/2020	591	597
Boston Properties
5.625%, 11/15/2020	450	493
DDR
4.625%, 07/15/2022	665	705
3.375%, 05/15/2023	605	597
Digital Realty Trust
3.700%, 08/15/2027	385	389
2.750%, 02/01/2023	180	179
Duke Realty
4.375%, 06/15/2022	50	53
Education Realty Operating Partnership
4.600%, 12/01/2024	505	521
ERP Operating
4.625%, 12/15/2021	64	69
HCP
4.250%, 11/15/2023	580	616
4.000%, 12/01/2022	450	474
2.625%, 02/01/2020	28	28
Healthcare Realty Trust
3.875%, 05/01/2025	200	201
3.750%, 04/15/2023	400	407
Mid-America Apartments
4.300%, 10/15/2023	250	265
4.000%, 11/15/2025	300	312
3.750%, 06/15/2024	585	603
3.600%, 06/01/2027	370	372
Public Storage
3.094%, 09/15/2027	1,258	1,254
2.370%, 09/15/2022	1,784	1,782
Realty Income
3.250%, 10/15/2022	70	72
Regency Centers
3.600%, 02/01/2027	238	238
Simon Property Group
4.375%, 03/01/2021	38	40

170	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Tanger Properties
3.875%, 12/01/2023	$315	$320
3.750%, 12/01/2024	295	296
Ventas Realty
4.125%, 01/15/2026	29	30
3.850%, 04/01/2027	500	509
2.000%, 02/15/2018	804	805
Washington Prime Group
5.950%, 08/15/2024	225	229
Welltower
6.125%, 04/15/2020	525	576
4.500%, 01/15/2024	102	109

		13,906

Telecommunication Services — 1.5%
America Movil
5.625%, 11/15/2017	540	543
AT&T
6.000%, 08/15/2040	925	1,042
5.800%, 02/15/2019	210	221
5.500%, 02/01/2018	100	101
5.450%, 03/01/2047	560	592
5.300%, 08/14/2058	283	286
5.250%, 03/01/2037	1,645	1,731
5.150%, 03/15/2042	25	25
5.150%, 02/14/2050	258	259
4.900%, 08/14/2037	580	586
4.800%, 06/15/2044	240	234
4.750%, 05/15/2046	845	813
4.500%, 03/09/2048	345	318
4.450%, 04/01/2024	645	684
4.350%, 06/15/2045	735	675
4.250%, 03/01/2027	200	206
4.125%, 02/17/2026	500	513
3.950%, 01/15/2025	275	283
3.900%, 08/14/2027	1,232	1,234
3.875%, 08/15/2021	70	73
3.800%, 03/15/2022	400	417
3.400%, 08/14/2024	380	381
3.400%, 05/15/2025	3,019	2,978
3.000%, 06/30/2022	180	182
Bharti Airtel
4.375%, 06/10/2025 (E)	200	203
British Telecommunications
5.950%, 01/15/2018	200	202
Sprint Spectrum
3.360%, 09/20/2021 (E)	1,740	1,766
Telefonica Emisiones
5.462%, 02/16/2021	23	25
5.134%, 04/27/2020	362	388
Telefonica Emisiones SAU
5.213%, 03/08/2047 (C)	345	380

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Verizon Communications
5.500%, 03/16/2047	$60	$67
5.250%, 03/16/2037	830	910
5.150%, 09/15/2023 (C)	330	370
5.012%, 08/21/2054	231	232
4.862%, 08/21/2046	500	507
4.522%, 09/15/2048 (C)	1,130	1,094
4.500%, 08/10/2033	430	440
4.400%, 11/01/2034	1,787	1,788
4.272%, 01/15/2036	815	801
4.125%, 03/16/2027 (C)	705	736
4.125%, 08/15/2046	1,130	1,027
3.850%, 11/01/2042	750	664
3.376%, 02/15/2025 (E)	218	219
2.946%, 03/15/2022	455	463
2.625%, 08/15/2026	90	84
Vodafone Group PLC
2.950%, 02/19/2023	540	548

		27,291

Utilities — 2.0%
AEP Texas
6.650%, 02/15/2033	500	633
AEP Texas Central Transition Funding II
5.170%, 01/01/2018	126	127
Alabama Power
2.450%, 03/30/2022	575	575
American Electric Power
1.650%, 12/15/2017	423	423
Appalachian Power
3.300%, 06/01/2027	365	369
Arizona Public Service
2.200%, 01/15/2020	20	20
Baltimore Gas & Electric
3.750%, 08/15/2047 (C)	450	448
Berkshire Hathaway Energy
6.500%, 09/15/2037	850	1,136
3.750%, 11/15/2023	156	164
Boston Gas
4.487%, 02/15/2042 (E)	35	38
Carolina Power & Light
5.300%, 01/15/2019	175	183
3.000%, 09/15/2021	194	199
2.800%, 05/15/2022	25	26
Cleco Power
6.000%, 12/01/2040	700	861
Comision Federal de Electricidad
4.750%, 02/23/2027 (E)	240	253
Commonwealth Edison
3.750%, 08/15/2047	153	153
2.950%, 08/15/2027	520	518

SEI Institutional Managed Trust / Annual Report / September 30, 2017	171

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Consolidated Edison of New York
4.450%, 03/15/2044	$690	$765
Dominion Energy
2.500%, 12/01/2019	385	388
2.000%, 08/15/2021	340	335
1.600%, 08/15/2019	455	452
DTE Energy
1.500%, 10/01/2019	395	389
Duke Energy
3.550%, 09/15/2021	76	79
3.150%, 08/15/2027 (C)	653	647
2.400%, 08/15/2022	340	338
1.800%, 09/01/2021	515	505
Duke Energy Carolinas
4.300%, 06/15/2020	39	41
4.250%, 12/15/2041	28	31
3.875%, 03/15/2046	240	246
3.750%, 06/01/2045	680	684
2.500%, 03/15/2023	380	382
Duke Energy Florida
3.850%, 11/15/2042	215	218
3.400%, 10/01/2046	225	212
3.200%, 01/15/2027	445	450
Duke Energy Indiana
4.200%, 03/15/2042	30	31
3.750%, 07/15/2020	52	55
Duke Energy Progress
4.100%, 05/15/2042	425	445
Duquesne Light Holdings
6.400%, 09/15/2020 (E)	500	556
3.616%, 08/01/2027 (E)	655	650
Electricite de France
6.000%, 01/22/2114 (E)	300	334
Enel Finance International
2.875%, 05/25/2022 (E)	1,140	1,147
Entergy
5.125%, 09/15/2020	400	428
Exelon
3.950%, 06/15/2025	375	392
FirstEnergy
4.250%, 03/15/2023	340	360
3.900%, 07/15/2027	310	315
FirstEnergy, Ser C
7.375%, 11/15/2031	480	639
Georgia Power
4.300%, 03/15/2042	115	120
Indiana Michigan Power
4.550%, 03/15/2046	565	628
ITC Holdings
3.650%, 06/15/2024	633	651
Jersey Central Power & Light
7.350%, 02/01/2019	100	107

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.700%, 04/01/2024 (E)	$700	$760
Kansas City Power & Light
5.300%, 10/01/2041	100	117
KeySpan Gas East
2.742%, 08/15/2026 (E)	350	340
Metropolitan Edison
3.500%, 03/15/2023 (E)	350	360
MidAmerican Energy
4.800%, 09/15/2043	320	372
4.250%, 05/01/2046	200	214
NextEra Energy Capital Holdings
2.300%, 04/01/2019	500	503
NiSource Finance
5.800%, 02/01/2042	149	178
3.950%, 03/30/2048	136	134
Northern States Power
3.600%, 09/15/2047	565	557
Oklahoma Gas & Electric
4.150%, 04/01/2047	475	503
Oncor Electric Delivery
5.250%, 09/30/2040	250	301
Oncor Electric Delivery LLC
6.800%, 09/01/2018 (C)	460	481
Pacific Gas & Electric
8.250%, 10/15/2018	180	192
6.050%, 03/01/2034	530	690
5.800%, 03/01/2037	70	89
5.625%, 11/30/2017	525	529
5.400%, 01/15/2040	42	52
4.500%, 12/15/2041	48	52
4.450%, 04/15/2042	390	430
3.250%, 09/15/2021	12	12
PECO Energy
4.150%, 10/01/2044	930	989
3.150%, 10/15/2025	605	614
Pennsylvania Electric
5.200%, 04/01/2020	200	212
Perusahaan Listrik Negara MTN
4.125%, 05/15/2027 (E)	670	670
PPL Electric Utilities
4.150%, 10/01/2045	400	426
Progress Energy
3.150%, 04/01/2022	280	285
Public Service of New Hampshire
3.500%, 11/01/2023	205	214
Sierra Pacific Power
2.600%, 05/01/2026	530	512
Southern
4.400%, 07/01/2046	315	326
2.150%, 09/01/2019	855	857
Southern California Edison
4.050%, 03/15/2042	5	5

172	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 10/01/2023	$205	$216
Southern Gas Capital
2.450%, 10/01/2023	345	337
Southwestern Electric Power
5.875%, 03/01/2018	345	351
3.900%, 04/01/2045	160	160
Southwestern Public Service
3.700%, 08/15/2047	340	338
SP PowerAssets MTN
3.000%, 09/26/2027 (E)	279	278
Texas-New Mexico Power
9.500%, 04/01/2019 (E)	1,100	1,216
Virginia Electric & Power
4.650%, 08/15/2043	630	703
2.950%, 01/15/2022	330	337
2.950%, 11/15/2026	335	333
West Penn Power
5.950%, 12/15/2017 (E)	500	504

		35,895
Total Corporate Obligations (Cost $477,427) ($ Thousands)		488,038

ASSET-BACKED SECURITIES — 8.1%

Automotive — 1.1%
Ally Auto Receivables Trust, Ser 2015-1, Cl A3
1.390%, 09/16/2019	197	197
Ally Auto Receivables Trust, Ser 2016-3, Cl A2
1.190%, 12/17/2018	95	95
Avis Budget Rental Car Funding AESOP, Ser 2014-2A, Cl A
2.500%, 02/20/2021 (E)	1,591	1,595
Avis Budget Rental Car Funding AESOP, Ser 2017-1A, Cl A
3.070%, 09/20/2023 (E)	999	1,007
Bank of The West Auto Trust, Ser 2014-1, Cl A3
1.090%, 03/15/2019 (E)	3	3
California Republic Auto Receivables Trust, Ser 2016-1, Cl A4
2.240%, 10/15/2021	970	975
California Republic Auto Receivables Trust, Ser 2017-1, Cl A3
1.900%, 03/15/2021	550	550
California Republic Auto Receivables Trust, Ser 2017-1, Cl A4
2.280%, 06/15/2022	252	253
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A2
1.620%, 03/20/2019	119	119

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A4
2.010%, 07/20/2020	$201	$202
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A4
1.980%, 10/20/2020	260	261
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A2A
1.320%, 01/22/2019	31	31
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A2A
1.360%, 04/22/2019	98	98
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A4
1.690%, 03/20/2021	218	217
Enterprise Fleet Financing, Ser 2017-2, Cl A3
2.220%, 01/20/2023 (E)	694	694
Flagship Credit Auto Trust, Ser 2016-3, Cl A2
2.050%, 11/15/2020 (E)	295	295
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (E)	610	614
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (E)	675	678
Ford Credit Auto Owner Trust, Ser 2017-2, Cl A
2.360%, 03/15/2029 (E)	2,308	2,296
Hertz Vehicle Financing, Ser 2013-1A, Cl A2
1.830%, 08/25/2019 (E)	625	623
Hertz Vehicle Financing, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (E)	1,610	1,611
Hertz Vehicle Financing, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (E)	1,158	1,148
Hertz Vehicle Financing, Ser 2016-2A, Cl A
2.950%, 03/25/2022 (E)	604	602
Hertz Vehicle Financing, Ser 2016-3A, Cl A
2.270%, 07/25/2020 (E)	573	570
Hertz Vehicle Financing, Ser 2016-3A, Cl B
3.110%, 07/25/2020 (E)	254	252
Hertz Vehicle Financing, Ser 2016-4A, Cl A
2.650%, 07/25/2022 (E)	811	799
Hertz Vehicle Financing, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (E)	1,240	1,234
Honda Auto Receivables Owner Trust, Ser 2016-2, Cl A2
1.130%, 09/17/2018	156	156
Mercedes-Benz Auto Lease Trust, Ser 2017-A, Cl A3
1.790%, 04/15/2020	1,925	1,927
Nissan Auto Receivables Owner Trust, Ser 2015-C, Cl A2A
0.870%, 11/15/2018	20	20

SEI Institutional Managed Trust / Annual Report / September 30, 2017	173

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust, Ser 2016-C, Cl A2A
1.070%, 05/15/2019	$137	$137
Santander Drive Auto Receivables Trust, Ser 2017-3, Cl A3
1.870%, 06/15/2021	552	551
TCF Auto Receivables Owner Trust, Ser 2016- 1A, Cl A3
1.710%, 04/15/2021 (E)	201	200
TCF Auto Receivables Owner Trust, Ser 2016- 1A, Cl A4
2.030%, 02/15/2022 (E)	150	149
TCF Auto Receivables Owner Trust, Ser 2016- PT1A, Cl A
1.930%, 06/15/2022 (E)	136	136
World Omni Auto Receivables Trust, Ser 2014-B, Cl A4
1.680%, 12/15/2020	251	251

		20,546

Credit Cards — 0.5%
American Express Credit Account Master Trust, Ser 2017-4, Cl A
1.640%, 12/15/2021	745	744
Barclays Dryrock Issuance Trust, Ser 2017-2, Cl A
1.534%, VAR LIBOR USD 1 Month+0.300%, 05/15/2023	647	648
Capital One Multi-Asset Execution Trust, Ser 2015-A1, Cl A1
1.390%, 01/15/2021	52	52
Chase Issuance Trust, Ser 2014-A7, Cl A7
1.380%, 11/15/2019	1,015	1,015
Chase Issuance Trust, Ser 2016-A6, Cl A6
1.100%, 01/15/2020	100	100
Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/2020	446	446
Synchrony Credit Card Master Note Trust, Ser 2015-1, Cl A
2.370%, 03/15/2023	351	354
Synchrony Credit Card Master Note Trust, Ser 2015-4, Cl A
2.380%, 09/15/2023	596	601
Synchrony Credit Card Master Note Trust, Ser 2016-2, Cl A
2.210%, 05/15/2024	586	585
Synchrony Credit Card Master Note Trust, Ser 2016-3, Cl A
1.580%, 09/15/2022	255	253
Synchrony Credit Card Master Note Trust, Ser 2017-1, Cl A
1.930%, 06/15/2023	664	661

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
World Financial Network Credit Card Master Trust, Ser 2014-C, Cl A
1.540%, 08/16/2021	$87	$87
World Financial Network Credit Card Master Trust, Ser 2015-B, Cl A
2.550%, 06/17/2024	53	54
World Financial Network Credit Card Master Trust, Ser 2016-A, Cl A
2.030%, 04/15/2025	1,501	1,484
World Financial Network Credit Card Master Trust, Ser 2016-C, Cl A
1.720%, 08/15/2023	538	535
World Financial Network Credit Card Master Trust, Ser 2017-A, Cl A
2.120%, 03/15/2024	844	844

		8,463

Mortgage Related Securities — 0.6%

ACE Securities Home Equity Loan Trust, Ser 2006-NC1, Cl A1
1.457%, VAR ICE LIBOR USD 1 Month+0.220%, 12/25/2035	1,118	1,116
Aegis Asset-Backed Securities Trust, Ser 2003-3, Cl M1
2.287%, VAR ICE LIBOR USD 1 Month+1.050%, 01/25/2034	505	469
Aegis Asset-Backed Securities Trust, Ser 2005-5, Cl 2A
1.487%, VAR ICE LIBOR USD 1 Month+0.250%, 12/25/2035	1,362	1,357
Ameriquest Mortgage Security Asset-Backed Pass-Through Certificates, Ser 2003-9, Cl AV1
1.997%, VAR ICE LIBOR USD 1 Month+0.760%, 09/25/2033	129	129
Argent Securities, Ser 2003-W5, Cl M1
2.287%, VAR ICE LIBOR USD 1 Month+1.050%, 10/25/2033	235	236
Bear Stearns Asset-Backed Securities Trust, Ser 2004-HE10, Cl M1
2.212%, VAR ICE LIBOR USD 1 Month+0.975%, 12/25/2034	429	422
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
2.037%, VAR ICE LIBOR USD 1 Month+0.800%, 08/25/2043	19	19
Citifinancial Mortgage Securities, Ser 2004-1, Cl AF4
5.070%, 04/25/2034	370	380
HSBC Home Equity Loan Trust, Ser 2007-3, Cl APT
2.436%, VAR LIBOR USD 1 Month+1.200%, 11/20/2036	15	15

174	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Morgan Stanley ABS Capital I Trust, Ser 2005-HE1, Cl M1
1.912%, VAR ICE LIBOR USD 1 Month+0.675%, 12/25/2034	$736	$718
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
1.957%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2033 (E)	140	136
New Century Home Equity Loan Trust, Ser 2005-3, Cl M2
1.727%, VAR ICE LIBOR USD 1 Month+0.490%, 07/25/2035	922	923
NovaStar Mortgage Funding Trust, Ser 2004- 4, Cl M4
2.887%, VAR LIBOR USD 1 Month+1.650%, 03/25/2035	47	48
Option One Mortgage Loan Trust, Ser 2005- 4, Cl M1
1.677%, VAR ICE LIBOR USD 1 Month+0.440%, 11/25/2035	1,107	1,105
Option One Mortgage Loan Trust, Ser 2006- 1, Cl 1A1
1.457%, VAR ICE LIBOR USD 1 Month+0.220%, 01/25/2036	2,435	2,423
People’s Choice Home Loan Securities Trust, Ser 2004-1, Cl M1
2.122%, VAR ICE LIBOR USD 1 Month+0.885%, 06/25/2034	650	622
Saxon Asset Securities Trust, Ser 2003-1, Cl AF6
4.795%, 06/25/2033	10	10

		10,128

Other Asset-Backed Securities — 5.9%

Academic Loan Funding Trust, Ser 2012-1A, Cl A1
2.037%, VAR ICE LIBOR USD 1 Month+0.800%, 12/27/2022 (E)	12	12
Airspeed, Ser 2007-1A, Cl G2
1.514%, VAR LIBOR USD 1 Month+0.280%, 06/15/2032 (E)	337	304
Ally Master Owner Trust, Ser 2017-1, Cl A
1.634%, VAR LIBOR USD 1 Month+0.400%, 02/15/2021	372	373
Ballyrock CLO, Ser 2017-1A, Cl A1R
2.457%, VAR ICE LIBOR USD 3 Month+1.150%, 10/20/2026 (E)	150	150
Brazos Higher Education Authority, Ser 2010- 1, Cl A2
2.517%, VAR ICE LIBOR USD 3 Month+1.200%, 02/25/2035	850	869

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Ser 2011- 2, Cl A3
2.314%, VAR ICE LIBOR USD 3 Month+1.000%, 10/27/2036	$400	$403
Business Loan Express Business Loan Trust, Ser 2004-A, Cl A
1.667%, VAR ICE LIBOR USD 1 Month+0.430%, 02/25/2031 (E)	94	91
CCG Receivables Trust, Ser 2017-1, Cl A2 1.840%, 11/14/2023 (E)	355	351
Cent 18, Ser 2013-18A, Cl A
2.433%, VAR ICE LIBOR USD 3 Month+1.120%, 07/23/2025 (E)	500	500
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.102%, 11/25/2034	75	78
CIT Education Loan Trust, Ser 2007-1, Cl A
1.418%, VAR ICE LIBOR USD 3 Month+0.090%, 03/25/2042 (E)	456	429
College Ave Student Loans, Ser 2017-A, Cl A1
2.887%, VAR ICE LIBOR USD 1 Month+1.650%, 11/26/2046 (E)	448	448
Countrywide Asset-Backed Certificates, Ser 2004-5, Cl 1A
1.737%, VAR ICE LIBOR USD 1 Month+0.500%, 10/25/2034	614	603
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
1.777%, VAR ICE LIBOR USD 1 Month+0.540%, 12/25/2034	450	436
Countrywide Asset-Backed Certificates, Ser 2007-4, Cl A4W
5.027%, 04/25/2047	456	444
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
1.374%, VAR ICE LIBOR USD 1 Month+0.140%, 07/15/2036	691	651
CWHEQ Revolving Home Equity Loan Trust, Ser 2005-D, Cl 2A
1.424%, VAR ICE LIBOR USD 1 Month+0.190%, 11/15/2035	298	277
DRB Prime Student Loan Trust, Ser 2015-B, Cl A2
3.170%, 07/25/2031 (E)	195	198
Eaton Vance CLO, Ser 2017-1A, Cl AR
2.504%, VAR ICE LIBOR USD 3 Month+1.200%, 07/15/2026 (E)	575	577
Educational Funding of the South, Ser 2011- 1, Cl A2
1.964%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	253	252

SEI Institutional Managed Trust / Annual Report / September 30, 2017	175

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Encore Credit Receivables Trust, Ser 2005-3, Cl M2
1.972%, VAR ICE LIBOR USD 1 Month+0.735%, 10/25/2035	$1,131	$1,134
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2004-FF5, Cl A3C
2.237%, VAR ICE LIBOR USD 1 Month+1.000%, 08/25/2034	743	722
Flatiron CLO, Ser 2017-1A, Cl A1R
2.338%, VAR ICE LIBOR USD 3 Month+1.180%, 07/17/2026 (E)	500	502
Ford Credit Floorplan Master Owner Trust, Ser 2017-1, Cl A1
2.070%, 05/15/2022	1,110	1,113
Global SC Finance, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (E)	287	284
GSAMP Trust, Ser 2006-HE1, Cl A2D
1.547%, VAR ICE LIBOR USD 1 Month+0.310%, 01/25/2036	1,740	1,739
Higher Education Funding, Ser 2014-1, Cl A
2.367%, VAR ICE LIBOR USD 3 Month+1.050%, 05/25/2034 (E)	455	453
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (E)	256	262
JGWPT XXXI LLC, Ser 2014-1A, Cl A
3.960%, 03/15/2063 (E)	241	249
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (E)	343	337
JGWPT XXXIII, Ser 2014-3A, Cl A
3.500%, 06/15/2077 (E)	170	170
JPMorgan Chase Acquisition, Ser 2005-OPT1, Cl M1
1.912%, VAR ICE LIBOR USD 1 Month+0.675%, 06/25/2035	82	82
Lehman Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	95	96
Magnetite XII, Ser 2016-12A, Cl AR
2.634%, VAR ICE LIBOR USD 3 Month+1.330%, 04/15/2027 (E)	600	604
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	656	681
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
2.834%, VAR ICE LIBOR USD 1 Month+1.600%, 10/15/2031 (E)	684	697
Navient Private Education Loan Trust, Ser 2014-CTA, Cl A
1.934%, VAR ICE LIBOR USD 1 Month+0.700%, 09/16/2024 (E)	301	301

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2B
2.434%, VAR ICE LIBOR USD 1 Month+1.200%, 12/15/2028 (E)	$260	$264
Navient Private Education Loan Trust, Ser 2015-CA, Cl B
3.250%, 05/15/2040 (E)	239	242
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2A
3.910%, 12/15/2045 (E)	1,540	1,593
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
3.384%, VAR ICE LIBOR USD 1 Month+2.150%, 12/15/2045 (E)	454	472
Navient Student Loan Trust, Ser 2014-1, Cl A3
1.744%, VAR ICE LIBOR USD 1 Month+0.510%, 06/25/2031	1,580	1,574
Navient Student Loan Trust, Ser 2014-2, Cl A
1.874%, VAR ICE LIBOR USD 1 Month+0.640%, 03/25/2083	757	750
Navient Student Loan Trust, Ser 2014-3, Cl A
1.854%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	767	759
Navient Student Loan Trust, Ser 2014-4, Cl A
1.857%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	436	432
Navient Student Loan Trust, Ser 2016-1A, Cl A
1.937%, VAR ICE LIBOR USD 1 Month+0.700%, 02/25/2070 (E)	3,058	3,032
Navient Student Loan Trust, Ser 2016-2A, Cl A3
2.737%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/2065 (E)	1,270	1,317
Navient Student Loan Trust, Ser 2016-5A, Cl A
2.487%, VAR ICE LIBOR USD 1 Month+1.250%, 06/25/2065 (E)	348	355
Navient Student Loan Trust, Ser 2016-7A, Cl A
2.387%, VAR ICE LIBOR USD 1 Month+1.150%, 03/25/2066 (E)	684	692
Navient Student Loan Trust, Ser 2017-1A, Cl A2
1.987%, VAR ICE LIBOR USD 1 Month+0.750%, 07/26/2066 (E)	700	708
Navient Student Loan Trust, Ser 2017-1A, Cl A3
2.387%, VAR ICE LIBOR USD 1 Month+1.150%, 07/26/2066 (E)	2,557	2,609
Navient Student Loan Trust, Ser 2017-2A, Cl A
2.284%, VAR ICE LIBOR USD 1 Month+1.050%, 12/27/2066 (E)	1,747	1,771
Navient Student Loan Trust, Ser 2017-3A, Cl A3
2.384%, 07/26/2066	2,476	2,507

176	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2017-4A, Cl A3
2.237%, VAR ICE LIBOR USD 1 Month+1.000%, 09/27/2066 (E)	$1,901	$1,918
Navient Student Loan Trust, Ser 2017-5A, Cl A
2.048%, VAR ICE LIBOR USD 1 Month+0.800%, 07/26/2066 (E)	2,522	2,523
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
1.494%, VAR ICE LIBOR USD 3 Month+0.180%, 10/27/2036	359	352
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
1.474%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2037	292	289
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
1.424%, VAR ICE LIBOR USD 3 Month+0.110%, 10/25/2033	2,230	2,187
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
1.423%, VAR ICE LIBOR USD 3 Month+0.100%, 03/23/2037	350	342
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
1.407%, VAR ICE LIBOR USD 3 Month+0.120%, 12/24/2035	2,690	2,646
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
1.467%, VAR ICE LIBOR USD 3 Month+0.180%, 03/22/2032	272	262
Nelnet Student Loan Trust, Ser 2006-2, Cl A6
1.434%, VAR ICE LIBOR USD 3 Month+0.120%, 04/25/2031	1,476	1,475
Nelnet Student Loan Trust, Ser 2007-2A, Cl A3L
1.678%, VAR ICE LIBOR USD 3 Month+0.350%, 03/25/2026 (E)	101	100
Nelnet Student Loan Trust, Ser 2008-3, Cl A4
2.967%, VAR ICE LIBOR USD 3 Month+1.650%, 11/25/2024	535	545
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
2.034%, VAR ICE LIBOR USD 1 Month+0.800%, 04/25/2046 (E)	80	81
Nelnet Student Loan Trust, Ser 2011-1A, Cl A
2.084%, VAR ICE LIBOR USD 1 Month+0.850%, 02/25/2048 (E)	493	494
Nelnet Student Loan Trust, Ser 2013-1A, Cl A
1.834%, VAR ICE LIBOR USD 1 Month+0.600%, 06/25/2041 (E)	1,189	1,186
Nelnet Student Loan Trust, Ser 2014-2A, Cl A3
2.084%, VAR ICE LIBOR USD 1 Month+0.850%, 07/27/2037 (E)	950	935
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
2.187%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/2048 (E)	500	492

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
1.837%, VAR ICE LIBOR USD 1 Month+0.600%, 09/25/2047 (E)	$733	$724
Nelnet Student Loan Trust, Ser 2016-1A, Cl A
2.037%, VAR ICE LIBOR USD 1 Month+0.800%, 09/25/2065 (E)	824	835
Nelnet Student Loan Trust, Ser 2017-2A, Cl A
2.007%, VAR ICE LIBOR USD 1 Month+0.770%, 09/25/2065 (E)	1,249	1,253
North Carolina State Education Assistance Authority, Ser 2011-2, Cl A2
2.114%, VAR ICE LIBOR USD 3 Month+0.800%, 07/25/2025	257	257
Ownit Mortgage Loan Trust, Ser 2005-3, Cl A3
2.237%, VAR ICE LIBOR USD 1 Month+1.000%, 06/25/2036	469	470
Prosper Marketplace Issuance Trust, Ser 2017-2A, Cl A
2.410%, 09/15/2023 (E)	840	841
Rosslyn Portfolio Trust, Ser 2017-R17
2.177%, 06/15/2033	330	330
Scholar Funding Trust, Ser 2011-A, Cl A
2.214%, VAR ICE LIBOR USD 3 Month+0.900%, 10/28/2043 (E)	208	207
SLC Student Loan Trust, Ser 2005-3, Cl A4
1.470%, VAR ICE LIBOR USD 3 Month+0.150%, 12/15/2039	1,240	1,186
SLM Student Loan Trust, Ser 2003-1, Cl A5C
2.070%, VAR ICE LIBOR USD 3 Month+0.750%, 12/15/2032 (E)	514	510
SLM Student Loan Trust, Ser 2003-10A, Cl A3
1.790%, VAR LIBOR USD 3 Month+0.550%, 12/15/2027 (E)	1,352	1,356
SLM Student Loan Trust, Ser 2004-10, Cl A7A
2.064%, VAR ICE LIBOR USD 3 Month+0.750%, 10/25/2029 (E)	1,196	1,192
SLM Student Loan Trust, Ser 2004-8, Cl B
1.774%, VAR ICE LIBOR USD 3 Month+0.460%, 01/25/2040	96	90
SLM Student Loan Trust, Ser 2005-6, Cl A5B
2.514%, VAR ICE LIBOR USD 3 Month+1.200%, 07/27/2026	40	40
SLM Student Loan Trust, Ser 2006-2, Cl A6
1.484%, VAR ICE LIBOR USD 3 Month+0.170%, 01/25/2041	540	521
SLM Student Loan Trust, Ser 2006-3, Cl A5
1.414%, VAR ICE LIBOR USD 3 Month+0.100%, 01/25/2021	1,031	1,019
SLM Student Loan Trust, Ser 2006-8, Cl A6
1.474%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2041	540	509

SEI Institutional Managed Trust / Annual Report / September 30, 2017	177

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2007-2, Cl A4
1.374%, VAR ICE LIBOR USD 3 Month+0.060%, 07/25/2022	$1,048	$1,018
SLM Student Loan Trust, Ser 2007-2, Cl B
1.484%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/2025	344	290
SLM Student Loan Trust, Ser 2007-6, Cl A4
1.694%, VAR ICE LIBOR USD 3
Month+0.380%, 10/25/2024	1,140	1,141
SLM Student Loan Trust, Ser 2007-6, Cl B
2.164%, VAR ICE LIBOR USD 3 Month+0.850%, 04/27/2043	114	108
SLM Student Loan Trust, Ser 2007-7, Cl B
2.064%, VAR ICE LIBOR USD 3 Month+0.750%, 10/27/2070	250	229
SLM Student Loan Trust, Ser 2008-2, Cl B
2.514%, VAR ICE LIBOR USD 3 Month+1.200%, 01/25/2083	160	151
SLM Student Loan Trust, Ser 2008-3, Cl B
2.514%, VAR ICE LIBOR USD 3 Month+1.200%, 04/26/2083	160	150
SLM Student Loan Trust, Ser 2008-4, Cl A4
2.964%, VAR ICE LIBOR USD 3 Month+1.650%, 07/25/2022	1,068	1,096
SLM Student Loan Trust, Ser 2008-4, Cl B
3.164%, VAR ICE LIBOR USD 3 Month+1.850%, 04/25/2073	160	156
SLM Student Loan Trust, Ser 2008-5, Cl A4
3.014%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	720	742
SLM Student Loan Trust, Ser 2008-5, Cl B
3.164%, VAR ICE LIBOR USD 3 Month+1.850%, 07/25/2073	160	160
SLM Student Loan Trust, Ser 2008-6, Cl B
3.164%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	160	158
SLM Student Loan Trust, Ser 2008-7, Cl B
3.164%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	160	159
SLM Student Loan Trust, Ser 2008-8, Cl B
3.564%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2075	160	161
SLM Student Loan Trust, Ser 2008-9, Cl A
2.814%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	599	613
SLM Student Loan Trust, Ser 2008-9, Cl B
3.564%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2083	160	163
SLM Student Loan Trust, Ser 2009-3, Cl A
1.987%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2045 (E)	808	804

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2010-1, Cl A
1.637%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2025	$179	$177
SLM Student Loan Trust, Ser 2012-1, Cl A3
2.184%, VAR ICE LIBOR USD 1 Month+0.950%, 09/25/2028	1,985	2,000
SLM Student Loan Trust, Ser 2012-2, Cl A
1.937%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	709	710
SLM Student Loan Trust, Ser 2012-6, Cl A3
1.987%, VAR ICE LIBOR USD 1 Month+0.750%, 05/26/2026	195	194
SLM Student Loan Trust, Ser 2012-6, Cl B
2.237%, VAR ICE LIBOR USD 1 Month+1.000%, 04/27/2043	249	227
SLM Student Loan Trust, Ser 2012-D, Cl A2
2.950%, 02/15/2046 (E)	137	137
SLM Student Loan Trust, Ser 2013-1, Cl B
3.037%, VAR ICE LIBOR USD 1 Month+1.800%, 11/25/2070	180	181
SLM Student Loan Trust, Ser 2013-4, Cl A
1.787%, VAR ICE LIBOR USD 1 Month+0.550%, 06/25/2043	234	235
SLM Student Loan Trust, Ser 2013-B, Cl A2B
2.334%, VAR ICE LIBOR USD 1 Month+1.100%, 06/17/2030 (E)	115	116
SLM Student Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (E)	237	239
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (E)	251	248
SLM Student Loan Trust, Ser 2014-2, Cl A3
1.827%, VAR ICE LIBOR USD 1 Month+0.590%, 03/25/2055	1,097	1,100
SMB Private Education Loan Trust, Ser 2015- A, Cl A2A
2.490%, 06/15/2027 (E)	300	301
SMB Private Education Loan Trust, Ser 2015- A, Cl A2B
2.234%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2027 (E)	634	640
SMB Private Education Loan Trust, Ser 2015- B, Cl A1
1.934%, VAR ICE LIBOR USD 1 Month+0.700%, 02/15/2023 (E)	18	18
SMB Private Education Loan Trust, Ser 2015- B, Cl A2A
2.980%, 07/15/2027 (E)	450	459
SMB Private Education Loan Trust, Ser 2015- B, Cl A2B
2.434%, VAR ICE LIBOR USD 1 Month+1.200%, 07/15/2027 (E)	2,634	2,693

178	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2015- C, Cl A2A
2.750%, 07/15/2027 (E)	$567	$573
SMB Private Education Loan Trust, Ser 2015- C, Cl A2B
2.634%, VAR ICE LIBOR USD 1 Month+1.400%, 07/15/2027 (E)	424	433
SMB Private Education Loan Trust, Ser 2016- A, Cl A2A
2.700%, 05/15/2031 (E)	1,072	1,075
SMB Private Education Loan Trust, Ser 2016- A, Cl A2B
2.734%, VAR ICE LIBOR USD 1 Month+1.500%, 05/15/2031 (E)	1,927	1,982
SMB Private Education Loan Trust, Ser 2016- B, Cl A2A
2.430%, 02/17/2032 (E)	953	946
SMB Private Education Loan Trust, Ser 2016- B, Cl A2B
2.684%, VAR ICE LIBOR USD 1 Month+1.450%, 02/17/2032 (E)	1,740	1,799
SMB Private Education Loan Trust, Ser 2016- C, Cl A2A
2.340%, 09/15/2034 (E)	1,314	1,297
SMB Private Education Loan Trust, Ser 2016- C, Cl A2B
2.334%, VAR ICE LIBOR USD 1 Month+1.100%, 09/15/2034 (E)	2,176	2,214
SMB Private Education Loan Trust, Ser 2017- A, Cl A2A
2.880%, 09/15/2034 (E)	1,131	1,141
SMB Private Education Loan Trust, Ser 2017- A, Cl A2B
2.134%, VAR ICE LIBOR USD 1 Month+0.900%, 09/15/2034 (E)	1,008	1,017
SoFi Professional Loan Program, Ser 2016-A, Cl A2
2.760%, 12/26/2036 (E)	789	797
SoFi Professional Loan Program, Ser 2016-D, Cl A1
2.187%, VAR ICE LIBOR USD 1 Month+0.950%, 01/25/2039 (E)	168	170
SoFi Professional Loan Program, Ser 2016-E, Cl A1
2.087%, VAR ICE LIBOR USD 1 Month+0.850%, 07/25/2039 (E)	466	470
SoFi Professional Loan Program, Ser 2017-A, Cl A1
1.937%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (E)	409	411
SoFi Professional Loan Program, Ser 2017-A, Cl A2B
2.400%, 03/26/2040 (E)	404	401

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program, Ser 2017-B, Cl A2FX
2.740%, 05/25/2040 (E)	$882	$886
SoFi Professional Loan Program, Ser 2017-C, Cl A2B
2.630%, 07/25/2040 (E)	674	673
SoFi Professional Loan Program, Ser 2017-D, Cl A2FX
2.650%, 09/25/2040 (E)	1,160	1,153
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
1.787%, VAR ICE LIBOR USD 1 Month+0.550%, 09/25/2034	495	482
Structured Asset Investment Loan Trust, Ser 2005-HE1, Cl M1
1.942%, VAR ICE LIBOR USD 1 Month+0.705%, 07/25/2035	1,710	1,713
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF2, Cl A3
1.837%, VAR ICE LIBOR USD 1 Month+0.600%, 05/25/2035	138	138
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF4, Cl M2
1.667%, VAR ICE LIBOR USD 1 Month+0.430%, 11/25/2035	857	858
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (D)(E)	1,406	1,420
United States Small Business Administration, Ser 2017-20E, Cl 1
2.880%, 05/01/2037	270	274
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (E)	880	876
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 05/20/2021 (E)	430	429
Verizon Owner Trust, Ser 2017-2A, Cl A
1.920%, 12/20/2021 (E)	950	949
VOLT XL, Ser 2015-NP14, Cl A1
4.375%, 11/27/2045 (E)	95	96
Voya CLO, Ser 2016-1A, Cl A1R
2.634%, VAR ICE LIBOR USD 3 Month+1.330%, 04/18/2026 (E)	610	610
Voya CLO, Ser 2017-3A, Cl A1R
2.354%, VAR ICE LIBOR USD 3 Month+1.050%, 01/18/2026 (E)	500	501

		105,874

Total Asset-Backed Securities (Cost $143,461) ($ Thousands)		145,011

SOVEREIGN DEBT — 2.4%
Brazilian Government International Bond
6.000% , 04/07/2026	210	233

SEI Institutional Managed Trust / Annual Report / September 30, 2017	179

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Chile Government International Bond
3.860% , 06/21/2047		$555	$565
Colombia Government International Bond
5.625% , 02/26/2044		690	771
5.000% , 06/15/2045		830	854
3.875% , 04/25/2027 (C)		401	407
Export-Import Bank of India
3.375% , 08/05/2026 (E)		350	344
FMS Wertmanagement AoeR
1.000% , 11/21/2017		200	200
Indonesia Government International Bond MTN
5.250% , 01/08/2047 (E)		200	225
5.125% , 01/15/2045 (E)		200	221
4.350% , 01/08/2027 (E)		315	334
3.850% , 07/18/2027 (E)		600	617
3.750% , 04/25/2022 (E)		740	768
3.700% , 01/08/2022 (E)		685	711
Israel Government International Bond
4.500% , 01/30/2043		315	342
Japan Bank for International Cooperation
2.250% , 02/24/2020		1,006	1,011
1.875% , 04/20/2021		238	235
1.750% , 05/28/2020		712	706
Japan Treasury Discount Bills
-0.158% , 01/10/2018 (A)(G)	JPY	1,255,000	11,153
-0.143% , 11/20/2017 (A)(G)		865,000	7,686
Kazakhstan Government International Bond
4.875% , 10/14/2044 (E)		$660	675
Kuwait International Government Bond
3.500% , 03/20/2027 (E)		450	463
Mexico Government International Bond MTN
6.050% , 01/11/2040		100	120
5.750% , 10/12/2110		687	736
4.750% , 03/08/2044		3,210	3,308
4.000% , 10/02/2023		416	440
3.600% , 01/30/2025		520	533
Panama Government International Bond
4.500% , 05/15/2047		640	675
Peruvian Government International Bond
6.550% , 03/14/2037		50	67
5.625% , 11/18/2050		574	725
Province of Ontario Canada
1.625% , 01/18/2019		905	904
Province of Quebec Canada
2.625% , 02/13/2023		620	629
Republic of Poland Government International Bond
5.000% , 03/23/2022		100	110
4.000% , 01/22/2024		1,757	1,891
Saudi Government International Bond MTN
4.625% , 10/04/2047 (E)		260	260

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
3.625% , 03/04/2028 (E)	$695	$693
2.875% , 03/04/2023 (E)	2,155	2,148
Uruguay Government International Bond
5.100% , 06/18/2050	650	686

Total Sovereign Debt (Cost $42,167) ($ Thousands)		42,446

MUNICIPAL BONDS — 0.4%

California — 0.2%
California, Health Facilities Financing Authority, RB
Callable 10/01/2026 @ 100 4.000%, 10/01/2047	700	725
California State, GO
6.200%, 03/01/2019	300	318
Los Angeles Community College District, GO
6.750%, 08/01/2049	560	853
State of California, GO
7.600%, 11/01/2040	410	640
6.650%, 03/01/2022	250	290

		2,826

Illinois — 0.0%
Carlyle City, GO
3.737%, 07/15/2019	17	17

Massachusetts — 0.1%
Commonwealth of Massachusetts, Ser D, GO
4.500%, 08/01/2031	1,110	1,256

Nevada — 0.0%
County of Clark Department of Aviation, Ser C, RB
6.820%, 07/01/2045	505	740

New York — 0.1%
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062	770	860
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.508%, 08/01/2037	275	345
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser A-5, RB
Callable 08/01/2027 @ 100 3.280%, 08/01/2029	595	593
New York State, Dormitory Authority, RB
5.500%, 03/15/2030	400	471

		2,269

180	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Ohio — 0.0%
Ohio State University, Ser A, RB
4.800%, 06/01/2111	$226	$245

Texas — 0.0%
North Texas, Tollway Authority, Ser B, RB
6.718%, 01/01/2049 (C)	531	787

Total Municipal Bonds (Cost $7,558) ($ Thousands)		8,140

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
FHLB
3.000%, 09/11/2026	590	611
1.375%, 11/15/2019	1,370	1,365
FICO STRIPS, PO
0.000%, 05/11/2018 (A)	460	456
FNMA
2.563%, 10/09/2019 (A)	5,565	5,364

Total U.S. Government Agency Obligations (Cost $7,757) ($ Thousands)		7,796

	Shares

AFFILIATED PARTNERSHIP — 5.9%
SEI Liquidity Fund, L.P.
1.110% **†(H)	105,685,241	105,671

Total Affiliated Partnership (Cost $105,674) ($ Thousands)		105,671

CASH EQUIVALENT — 12.8%
SEI Daily Income Trust, Government Fund, Cl F
0.840%**†	230,643,508	230,644

Total Cash Equivalent (Cost $230,644) ($ Thousands)		230,644

Total Investments in Securities— 122.6% (Cost $2,191,494) ($ Thousands)		$2,204,313

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options(I) (Cost $139) ($ Thousands)	545	$117

Description	Contracts	Market Value ($ Thousands)

WRITTEN OPTIONS* — 0.0%

Total Written Options(I) (Premiums Received $163) ($ Thousands)	(693)	$(100)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	181

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Continued)

A list of the open contracts held by the Fund at September 30, 2017, is as follows:

Description	Number of Contracts	Notional Amount ($Thousands)	Exercise Price	Expiration Date	Value ($ Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
March 2018, Euro Future*	34	$2	$98.25	03/17/18	$2
November 2017, U.S. 10-Year Future*	56	13	125.00	10/21/17	22
November 2017, U.S. 5-Year Future*	30	9	118.00	10/21/17	19
November 2017, U.S. 5-Year Future*	6	1	117.25	10/21/17	1

		25			44

Call Options
November 2017, 90-Day Euro$ Future*	79	2	98.38	11/18/17	2
November 2017, U.S. 10-Year Future*	32	11	126.50	10/21/17	6
November 2017, U.S. 10-Year Future*	62	16	127.00	10/21/17	6
November 2017, U.S. 10-Year Future*	25	10	125.75	10/21/17	9
November 2017, U.S. 10-Year Future*	24	11	125.50	10/21/17	10
November 2017, U.S. 5-Year Future*	25	4	118.00	10/21/17	3
November 2017, U.S. 5-Year Future*	25	4	118.50	10/21/17	1
November 2017, U.S. 5-Year Future*	40	11	117.75	10/21/17	8
November 2017, U.S. Bond Future*	15	8	157.00	10/21/17	3
November 2017, U.S. Bond Future*	12	13	153.00	10/21/17	13
October 2017, U.S. Long Treasury Bond*	6	5	155.50	10/21/17	1
October 2017, U.S. Long Treasury Bond*	12	8	153.50	10/21/17	8
October 2017, U.S. Long Treasury Bond*	12	9	155.00	10/21/17	3
September 2017, U.S. 5-Year Future*	50	2	118.00	10/21/17	–

		114			73

Total Purchased Options		$139			$117

WRITTEN OPTIONS — 0.0%

Put Options
December 2017, U.S. 10-Year Future*	(18)	(6)	124.00	11/18/17	(5)
December 2017, U.S. 5-Year Future*	(25)	(4)	117.00	11/18/17	(6)
March 2018, Euro Future*	(34)	(1)	98.13	03/17/18	(1)
November 2017, U.S. 10-Year Future*	(24)	(4)	125.50	10/21/17	(15)
November 2017, U.S. 10-Year Future*	(24)	(4)	123.50	10/21/17	(2)
November 2017, U.S. 5-Year Future*	(24)	(4)	117.50	10/21/17	(7)
November 2017, U.S. 5-Year Future*	(12)	(3)	117.75	10/21/17	(5)
November 2017, U.S. Bond Future*	(12)	(5)	150.50	10/21/17	(5)
November 2017, U.S. Bond Future*	(6)	(4)	153.00	10/21/17	(8)
November 2017, U.S. Bond Future*	(6)	(2)	150.00	10/21/17	(2)

		(37)			(56)

Call Options
December 2017, U.S. 10-Year Future*	(84)	(18)	129.00	11/18/17	(6)
December 2017, U.S. 10-Year Future*	(18)	(8)	128.50	11/18/17	(2)
December 2017, U.S. 5-Year Future*	(50)	(6)	119.00	11/18/17	(4)
December 2017, U.S. 5-Year Future*	(54)	(10)	119.25	11/18/17	(3)
December 2017, U.S. Bond Future*	(30)	(10)	160.00	11/18/17	(6)
December 2017, U.S. Bond Future*	(30)	(8)	161.00	11/18/17	(5)
November 2017, U.S. 10-Year Future*	(36)	(8)	129.50	10/21/17	(1)
November 2017, U.S. 10-Year Future*	(50)	(7)	126.75	10/21/17	(6)
November 2017, U.S. 10-Year Future*	(12)	(3)	129.00	10/21/17	–
November 2017, U.S. 10-Year Future*	(24)	(6)	128.00	10/21/17	(1)
November 2017, U.S. Bond Future*	(4)	(2)	154.50	10/21/17	(2)
November 2017, U.S. Bond Future*	(62)	(17)	160.00	10/21/17	(4)

182	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Number of Contracts	Notional Amount ($Thousands)	Exercise Price	Expiration Date	Value ($ Thousands)

WRITTEN OPTIONS (continued)
November 2017, U.S. Bond Future*	(6)	$(5)	$158.00	10/21/17	$(1)
November 2017, U.S. Bond Future*	(12)	(8)	159.00	10/21/17	(1)
October 2017, U.S. Long Treasury Bond*	(24)	(6)	157.00	10/21/17	(1)
October 2017, U.S. Long Treasury Bond*	(12)	(4)	157.50	10/21/17	(1)

		(126)			(44)

Total Written Options		$(163)			$(100)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	(24)	Jun-2018	$(5,907)	$(5,898)	$9
90-Day Euro$	(120)	Dec-2019	(29,273)	(29,384)	(111)
90-Day Euro$	(24)	Sep-2018	(5,903)	(5,893)	10
90-Day Euro$	33	Dec-2018	8,076	8,096	20
90-Day Euro$	(470)	Dec-2017	(115,817)	(115,761)	56
Euro-Bobl	(34)	Dec-2017	(5,340)	(5,273)	18
U.S. 10-Year Treasury Note	134	Dec-2017	16,946	16,792	(154)
U.S. 5-Year Treasury Note	580	Dec-2017	68,560	68,150	(410)
U.S. 2-Year Treasury Note	294	Jan-2018	63,569	63,417	(152)
U.S. Long Treasury Bond	(295)	Dec-2017	(45,858)	(45,080)	778
U.S. Ultra Long Treasury Bond	(26)	Dec-2017	(4,399)	(4,293)	106
Ultra 10-Year U.S. Treasury Note	(39)	Dec-2017	(5,299)	(5,239)	60

			$(60,645)	$(60,366)	$230

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)			Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

Bank of America	11/20/17	JPY	865,000	USD	7,977	$273

Goldman Sachs	01/10/18	JPY	1,255,000	USD	11,189	(22)

						$251

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2017 is as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
CDX.HY.IG.28	Sell	1.00%	Quarterly	06/20/2022	(8,300)	$175	$163	$12

SEI Institutional Managed Trust / Annual Report / September 30, 2017	183

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Fixed Income Fund (Concluded)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
0.024744%	3-MONTH USD - LIBOR	Quarterly	11/15/2043	USD	8,265	$143	$155	$(12)
1.26653	3-MONTH USD - LIBOR	Quarterly	05/15/2023	USD	33,024	1,400	329	1,071

						$1,543	$484	$1,059

Percentages are based on Net Assets of $1,797,351 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
†	Investment in Affiliated Security (see Note 6).
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $103,091 ($ Thousands).
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(E)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $187,621 ($ Thousands), representing 10.4% of the Net Assets of the Fund.
(F)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on September 30, 2017. The coupon on a step bond changes on a specified date.
(G)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.
(H)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $105,671 ($ Thousands).
(I)	Refer to table below for details on Options Contracts.

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

PO — Principle Only

RB — Revenue Bond

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

VAR — Variable Rate

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$–	$595,543	$–	$595,543
Mortgage-Backed Securities	–	581,024	–	581,024
Corporate Obligations	–	488,038	–	488,038
Asset-Backed Securities	–	145,011	–	145,011
Sovereign Debt	–	42,446	–	42,446
Municipal Bonds	–	8,140	–	8,140
U.S. Government Agency Obligations	–	7,796	–	7,796
Affiliated Partnership	–	105,671	–	105,671
Cash Equivalent	230,644	–	–	230,644

Total Investments in Securities	$230,644	$1,973,669	$–	$2,204,313

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Purchased Options	$117	$–	$–	$117
Written Options	(100)	–	–	(100)
Futures Contracts *
Unrealized Appreciation	1,057	–	–	1,057
Unrealized Depreciation	(827)	–	–	(827)
Forwards Contracts *
Unrealized Appreciation	–	273	–	273
Unrealized Depreciation	–	(22)	–	(22)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	–	12	–	12
Interest Rate Swaps *
Unrealized Appreciation	–	1,071	–	1,071
Unrealized Depreciation	–	(12)	–	(12)

Total Other Financial Instruments	$247	$1,322	$–	$1,569

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

184	SEI Institutional Managed Trust / Annual Report / September 30, 2017

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$629	$1,053,638	$(948,594)	$(2)	$–	$105,671	$199
SEI Daily Income Trust, Government Fund, CI F	31,642	1,547,774	(1,348,772)	–	–	230,644	551

Totals	$32,271	$2,601,412	$(2,297,366)	$(2)	$ -	$336,315	$750

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	185

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 74.8%

Consumer Discretionary — 20.1%
1011778 BC ULC / New Red Finance
5.000%, 10/15/2025 (A)	$3,415	$3,457
4.250%, 05/15/2024 (A)	3,056	3,067
Adelphia Communications (Escrow Security)
10.250%, 06/15/2011 (B) (E)	150	1
9.500%, 02/15/2004 (B) (E)	25	–
7.875%, 01/15/2009 (B) (E)	225	–
Adient Global Holdings
4.875%, 08/15/2026 (A)	2,130	2,178
Altice
7.750%, 05/15/2022 (A)	4,407	4,677
7.625%, 02/15/2025 (A)	2,850	3,074
Altice Financing
7.500%, 05/15/2026 (A)	4,922	5,414
6.625%, 02/15/2023 (A)	345	366
6.500%, 01/15/2022 (A)	300	312
Altice Finco
8.125%, 01/15/2024 (A)	610	659
Altice Finco MTN
7.625%, 02/15/2025 (A)	205	216
Altice US Finance
5.375%, 07/15/2023 (A)	1,946	2,058
AMC Entertainment Holdings
5.875%, 11/15/2026	921	908
5.750%, 06/15/2025	1,840	1,808
AMC Networks
5.000%, 04/01/2024	1,573	1,624
4.750%, 12/15/2022	2,210	2,273
4.750%, 08/01/2025	2,215	2,237

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Axle & Manufacturing
6.625%, 10/15/2022	$440	$454
6.500%, 04/01/2027 (A)	660	666
6.250%, 04/01/2025 (A)	540	551
Apex Tool Group
7.000%, 02/01/2021 (A)	1,520	1,406
Aramark Services
4.750%, 06/01/2026	700	737
Ashtead Capital
4.375%, 08/15/2027 (A)	269	277
4.125%, 08/15/2025 (A)	269	277
Aventine (Escrow Security)
0.000%, 10/15/2049 (B) (C) (D) (E)	2,750	–
Belo
7.750%, 06/01/2027	1,675	1,897
Block Communications
6.875%, 02/15/2025 (A)	1,422	1,543
Bon-Ton Department Stores
8.000%, 06/15/2021	6,770	2,437
Boyd Gaming
6.375%, 04/01/2026	1,400	1,528
Brookfield Residential Properties
6.375%, 05/15/2025 (A)	458	482
Burger King Worldwide
6.000%, 04/01/2022 (A)	477	492
Cablevision Systems
5.875%, 09/15/2022	1,500	1,552
Caesars Entertainment Operating
11.250%, 06/01/2017 (E)	521	673
9.000%, 02/15/2020 (E)	3,654	4,850
8.500%, 02/15/2020 (E)	1,239	1,644
CBS Radio
7.250%, 11/01/2024 (A)	230	246
CCM Merger
6.000%, 03/15/2022 (A)	695	719
CCO Holdings
5.875%, 04/01/2024 (A)	1,820	1,931
5.750%, 02/15/2026 (A)	2,625	2,752
5.500%, 05/01/2026 (A)	3,670	3,803
5.375%, 05/01/2025 (A)	2,340	2,425
5.250%, 09/30/2022	250	258
5.125%, 05/01/2027 (A)	5,068	5,138
5.000%, 02/01/2028 (A)	1,416	1,411
CEC Entertainment
8.000%, 02/15/2022	1,283	1,331
Cedar Fair
5.375%, 06/01/2024	1,174	1,234
Cengage Learning
9.500%, 06/15/2024 (A)	4,720	4,106
Century Communities
6.875%, 05/15/2022	1,920	2,028

186	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cequel Communications Holdings I
7.750%, 07/15/2025 (A)	$895	$989
5.125%, 12/15/2021 (A)	620	631
Cinemark USA
4.875%, 06/01/2023	500	505
Claire’s Stores
9.000%, 03/15/2019 (A)	1,590	912
Clear Channel Worldwide Holdings
7.625%, 03/15/2020	3,629	3,583
6.500%, 11/15/2022	3,325	3,421
Constellation
8.500%, 09/15/2025 (A)	485	477
Cooper-Standard Automotive
5.625%, 11/15/2026 (A)	430	440
CSC Holdings
10.875%, 10/15/2025 (A)	4,618	5,709
10.125%, 01/15/2023 (A)	2,185	2,521
6.750%, 11/15/2021	1,250	1,381
6.625%, 10/15/2025 (A)	420	460
5.250%, 06/01/2024	2,249	2,274
Cumulus Media Holdings
7.750%, 05/01/2019	4,580	1,317
Dana
6.000%, 09/15/2023	1,000	1,052
5.500%, 12/15/2024	470	494
Dana Financing Luxembourg Sarl
6.500%, 06/01/2026 (A)	145	157
Delphi Jersey Holdings
5.000%, 10/01/2025 (A)	5,031	5,119
Diamond Resorts International
10.750%, 09/01/2024 (A)	1,880	2,002
DISH DBS
7.750%, 07/01/2026	280	322
5.875%, 07/15/2022	1,366	1,451
5.875%, 11/15/2024	11,244	11,785
5.000%, 03/15/2023	3,240	3,311
Eldorado Resorts
6.000%, 04/01/2025	2,420	2,541
ESH Hospitality
5.250%, 05/01/2025 (A)	3,760	3,887
EW Scripps
5.125%, 05/15/2025 (A)	735	750
Fiat Chrysler Automobiles
5.250%, 04/15/2023	410	437
Fontainebleau Las Vegas Holdings
10.250%, 06/15/2015 (A)(B)(E)	3,108	–
Gannett
5.500%, 09/15/2024 (A)	336	354
Golden Nugget
8.750%, 10/01/2025 (A)	740	753
Goodyear Tire & Rubber
5.125%, 11/15/2023	425	445

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Gray Television
5.875%, 07/15/2026 (A)	$1,065	$1,097
5.125%, 10/15/2024 (A)	2,400	2,412
Group 1 Automotive
5.250%, 12/15/2023 (A)	775	785
Guitar Center
9.625%, 04/15/2020 (A)	5,165	3,202
6.500%, 04/15/2019 (A)	1,300	1,180
Hanesbrands
4.875%, 05/15/2026 (A)	155	161
Herc Rentals
7.750%, 06/01/2024 (A)	756	820
7.500%, 06/01/2022 (A)	352	381
Hilton Domestic Operating
4.250%, 09/01/2024	2,278	2,324
Hilton Grand Vacations Borrower
6.125%, 12/01/2024 (A)	115	126
Hilton Worldwide Finance
4.875%, 04/01/2027	115	121
4.625%, 04/01/2025	230	237
iHeartCommunications
14.000% cash/14.000% PIK,
02/01/2021	6,016	812
10.625%, 03/15/2023	951	671
9.000%, 12/15/2019	2,239	1,690
9.000%, 03/01/2021	2,075	1,473
9.000%, 09/15/2022	2,173	1,532
iHeartCommunications (Escrow Security)
12.000%, 08/01/2021 (B)	3,515	–
IHO Verwaltungs GmbH
4.500% cash/5.250% PIK,
09/15/2023 (A)	510	519
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (A) (F)	4,420	3,978
International Game Technology
6.500%, 02/15/2025 (A)	1,025	1,152
6.250%, 02/15/2022 (A)	320	354
Interval Acquisition
5.625%, 04/15/2023	620	639
Jack Ohio Finance
6.750%, 11/15/2021 (A)	2,150	2,255
Jacobs Entertainment
7.875%, 02/01/2024 (A)	830	894
JC Penney
6.375%, 10/15/2036	505	357
5.875%, 07/01/2023 (A)	1,569	1,585
KFC Holding
5.000%, 06/01/2024 (A)	1,994	2,101
4.750%, 06/01/2027 (A)	835	860
L Brands
6.950%, 03/01/2033	646	632
6.875%, 11/01/2035	945	917

SEI Institutional Managed Trust / Annual Report / September 30, 2017	187

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.750%, 07/01/2036	$1,395	$1,349
5.625%, 02/15/2022	1,000	1,067
Landry’s
6.750%, 10/15/2024 (A)	2,709	2,739
Lee Enterprises
9.500%, 03/15/2022 (A)	1,300	1,350
Liberty Media
8.250%, 02/01/2030	2,205	2,437
Lions Gate Entertainment
5.875%, 11/01/2024 (A)	1,000	1,050
Lithia Motors
5.250%, 08/01/2025 (A)	180	187
Live Nation Entertainment
4.875%, 11/01/2024 (A)	90	93
M/I Homes
6.750%, 01/15/2021	935	976
5.625%, 08/01/2025 (A)	1,780	1,818
Mattamy Group
6.500%, 10/01/2025 (A)	1,135	1,163
McClatchy
9.000%, 12/15/2022	2,960	3,056
McGraw-Hill Global Education Holdings
7.875%, 05/15/2024 (A)	162	160
MGM Resorts International
7.750%, 03/15/2022	1,615	1,885
6.000%, 03/15/2023	3,488	3,846
4.625%, 09/01/2026	1,872	1,895
Midcontinent Communications
6.875%, 08/15/2023 (A)	1,320	1,422
Millennium (Escrow Security)
7.625%, 11/15/2026 (B) (E)	175	–
Mohegan Gaming & Entertainment
7.875%, 10/15/2024 (A)	2,739	2,910
Monitronics International
9.125%, 04/01/2020	5,651	5,029
Neiman Marcus Group
8.750% cash/9.500% PIK, 10/15/2021 (A)	675	317
8.000%, 10/15/2021 (A)	365	190
Nexstar Broadcasting
6.125%, 02/15/2022 (A)	380	396
5.625%, 08/01/2024 (A)	2,823	2,922
Nine West Holdings
8.250%, 03/15/2019 (A)	4,619	831
PetSmart
8.875%, 06/01/2025 (A)	420	334
7.125%, 03/15/2023 (A)	1,225	955
5.875%, 06/01/2025 (A)	340	297
Pinnacle Entertainment
5.625%, 05/01/2024	1,350	1,380
PulteGroup
5.000%, 01/15/2027	987	1,026

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Quebecor Media
5.750%, 01/15/2023	$2,270	$2,469
Quebecor Media (Escrow Security)
0.000%, 11/15/2013 (B) (E) (G)	1,725	2
0.000%, 03/15/2016 (B) (E)	1,915	–
QVC
4.450%, 02/15/2025	595	604
Radiate Holdco
6.625%, 02/15/2025 (A)	3,764	3,679
Regal Entertainment Group
5.750%, 03/15/2022	305	315
5.750%, 06/15/2023	280	288
Ritchie Bros Auctioneers
5.375%, 01/15/2025 (A)	329	348
Sally Holdings
5.625%, 12/01/2025	1,848	1,894
Scientific Games International
7.000%, 01/01/2022 (A)	1,994	2,116
Seminole Tribe of Florida
6.535%, 10/01/2020 (A)	310	316
Service International
7.500%, 04/01/2027	1,295	1,551
ServiceMaster
5.125%, 11/15/2024 (A)	621	638
SFR Group
7.375%, 05/01/2026 (A)	9,444	10,200
6.250%, 05/15/2024 (A)	1,991	2,102
6.000%, 05/15/2022 (A)	1,805	1,886
Silversea Cruise Finance
7.250%, 02/01/2025 (A)	2,190	2,343
Sinclair Television Group
6.125%, 10/01/2022	795	819
5.625%, 08/01/2024 (A)	840	862
5.125%, 02/15/2027 (A)	3,489	3,389
Sirius XM Radio
6.000%, 07/15/2024 (A)	748	805
5.375%, 04/15/2025 (A)	4,420	4,663
5.375%, 07/15/2026 (A)	2,475	2,605
5.000%, 08/01/2027 (A)	1,220	1,245
4.625%, 05/15/2023 (A)	730	750
Six Flags Entertainment
5.500%, 04/15/2027 (A)	1,675	1,717
4.875%, 07/31/2024 (A)	3,203	3,259
Staples
8.500%, 09/15/2025 (A)	755	734
Station Casinos
5.000%, 10/01/2025 (A)	2,568	2,574
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (A)	3,105	3,051
Taylor Morrison Communities
5.625%, 03/01/2024 (A)	1,755	1,825

188	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TEGNA
6.375%, 10/15/2023	$250	$266
Tempur Sealy International
5.625%, 10/15/2023	595	626
5.500%, 06/15/2026	455	466
Tenneco
5.000%, 07/15/2026	340	349
Tesla
5.300%, 08/15/2025 (A)	4,231	4,125
TI Group Automotive Systems
8.750%, 07/15/2023 (A)	3,724	3,947
Time
5.750%, 04/15/2022 (A)	545	558
Tribune Media
5.875%, 07/15/2022	3,140	3,266
Unitymedia GmbH
6.125%, 01/15/2025 (A)	795	848
Unitymedia Hessen GmbH & KG
5.000%, 01/15/2025 (A)	1,100	1,156
Univision Communications
5.125%, 02/15/2025 (A)	5,151	5,196
UPCB Finance IV
5.375%, 01/15/2025 (A)	1,630	1,695
Urban One
9.250%, 02/15/2020 (A)	4,076	3,862
7.375%, 04/15/2022 (A)	3,022	3,022
Videotron
5.375%, 06/15/2024 (A)	635	689
5.125%, 04/15/2027 (A)	1,810	1,882
Viking Cruises
6.250%, 05/15/2025 (A)	3,215	3,316
5.875%, 09/15/2027 (A)	1,575	1,580
Virgin Media Finance
5.750%, 01/15/2025 (A)	2,197	2,277
Virgin Media Secured Finance
5.500%, 01/15/2025 (A)	200	210
5.500%, 08/15/2026 (A)	480	506
5.250%, 01/15/2026 (A)	2,635	2,744
Vista Outdoor
5.875%, 10/01/2023	1,075	1,106
Wave Holdco
8.250% cash/9.000% PIK,
07/15/2019 (A)	416	417
WMG Acquisition
5.625%, 04/15/2022 (A)	58	60
4.875%, 11/01/2024 (A)	135	139
Wynn Las Vegas
5.500%, 03/01/2025 (A)	2,090	2,176
5.250%, 05/15/2027 (A)	646	658
Yum! Brands
6.875%, 11/15/2037	1,915	2,104
5.350%, 11/01/2043	130	122

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ziggo Bond Finance BV
6.000%, 01/15/2027 (A)	$2,000	$2,070
Ziggo Secured Finance BV
5.500%, 01/15/2027 (A)	1,535	1,573

		333,064

Consumer Staples — 2.2%
Albertsons
6.625%, 06/15/2024	590	551
5.750%, 03/15/2025	1,247	1,097
Avon International Operations
7.875%, 08/15/2022 (A)	648	672
Avon Products
7.000%, 03/15/2023	269	236
B&G Foods
5.250%, 04/01/2025	1,200	1,230
Central Garden & Pet
6.125%, 11/15/2023	495	527
Clearwater Seafoods
6.875%, 05/01/2025 (A)	880	934
Cott Holdings
5.500%, 04/01/2025 (A)	815	850
Energizer Holdings
5.500%, 06/15/2025 (A)	775	816
First Quality Finance
5.000%, 07/01/2025 (A)	1,150	1,186
High Ridge Brands
8.875%, 03/15/2025 (A)	405	386
HRG Group
7.875%, 07/15/2019	140	143
7.750%, 01/15/2022	2,062	2,152
KeHE Distributors
7.625%, 08/15/2021 (A)	1,900	1,910
Lamb Weston Holdings
4.875%, 11/01/2026 (A)	2,000	2,100
New Albertson’s
8.000%, 05/01/2031	4,610	3,688
7.750%, 06/15/2026	160	131
7.450%, 08/01/2029	1,605	1,244
Pilgrim’s Pride
5.875%, 09/30/2027 (A)(B)	1,947	1,988
Post Holdings
5.750%, 03/01/2027 (A)	940	968
5.500%, 03/01/2025 (A)	290	301
5.000%, 08/15/2026 (A)	3,628	3,619
Rite Aid
7.700%, 02/15/2027	2,550	2,253
6.125%, 04/01/2023 (A)	3,632	3,528
Spectrum Brands
5.750%, 07/15/2025	926	986
SUPERVALU
6.750%, 06/01/2021	1,995	1,890

SEI Institutional Managed Trust / Annual Report / September 30, 2017	189

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TreeHouse Foods
6.000%, 02/15/2024 (A)	$645	$689

		36,075

Energy — 10.7%
Alta Mesa Holdings
7.875%, 12/15/2024 (A)	1,810	1,955
American Greetings
7.875%, 02/15/2025 (A)	65	70
Andeavor Logistics
6.375%, 05/01/2024	250	271
6.250%, 10/15/2022	255	271
6.125%, 10/15/2021	285	294
5.875%, 10/01/2020	500	509
5.250%, 01/15/2025	205	220
Antero Midstream Partners
5.375%, 09/15/2024	280	290
Antero Resources
5.625%, 06/01/2023	1,252	1,305
5.125%, 12/01/2022	655	670
Archrock Partners
6.000%, 04/01/2021	475	466
Atwood Oceanics
6.500%, 02/01/2020	967	961
Blue Racer Midstream
6.125%, 11/15/2022 (A)	5,680	5,893
Boardwalk Pipelines
5.950%, 06/01/2026	425	475
Calfrac Holdings
7.500%, 12/01/2020 (A)	3,693	3,550
California Resources
8.000%, 12/15/2022 (A)	2,855	1,856
Calumet Specialty Products Partners
6.500%, 04/15/2021	3,021	2,951
Carrizo Oil & Gas
8.250%, 07/15/2025	1,201	1,305
7.500%, 09/15/2020	200	204
6.250%, 04/15/2023	320	325
Cheniere Corpus Christi Holdings
5.875%, 03/31/2025	1,733	1,865
5.125%, 06/30/2027 (A)	1,895	1,952
Chesapeake Energy
8.000%, 12/15/2022 (A)	1,021	1,100
8.000%, 01/15/2025 (A)	2,886	2,915
8.000%, 06/15/2027 (A)	1,140	1,129
Cloud Peak Energy Resources
12.000%, 11/01/2021	745	782
CONSOL Energy
5.875%, 04/15/2022	1,853	1,872
Continental Resources
5.000%, 09/15/2022	850	864
4.500%, 04/15/2023	3,690	3,699

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Covey Park Energy
7.500%, 05/15/2025 (A)	$170	$176
Crestwood Midstream Partners
6.250%, 04/01/2023	365	376
5.750%, 04/01/2025	4,075	4,162
CSI Compressco
7.250%, 08/15/2022	195	180
DCP Midstream Operating
5.850%, VAR ICE LIBOR USD 3 Month+3.850%, 05/21/2043 (A)	646	602
Delek Logistics Partners
6.750%, 05/15/2025 (A)	811	817
Denbury Resources
9.000%, 05/15/2021 (A)	1,031	1,007
5.500%, 05/01/2022	125	71
4.625%, 07/15/2023	1,595	845
Diamond Offshore Drilling
7.875%, 08/15/2025	804	850
Energy Transfer
5.500%, 04/15/2023	510	525
Energy Transfer Equity
5.875%, 01/15/2024	977	1,049
EnLink Midstream Partners
5.050%, 04/01/2045	1,253	1,207
4.400%, 04/01/2024	560	579
Ensco
8.000%, 01/31/2024	962	945
5.750%, 10/01/2044	1,705	1,224
EP Energy
9.375%, 05/01/2020	545	454
8.000%, 11/29/2024 (A)	545	550
8.000%, 02/15/2025 (A)	1,118	871
7.750%, 09/01/2022	210	133
Exterran Energy Solutions
8.125%, 05/01/2025 (A)	465	481
Extraction Oil & Gas
7.875%, 07/15/2021 (A)	2,625	2,769
7.375%, 05/15/2024 (A)	589	613
FTS International
8.820%, VAR ICE LIBOR USD 3 Month+7.500%, 06/15/2020 (A)	1,028	1,045
6.250%, 05/01/2022	4,551	4,164
Genesis Energy
6.750%, 08/01/2022	2,470	2,525
6.500%, 10/01/2025	805	796
6.000%, 05/15/2023	1,640	1,628
Gulfport Energy
6.000%, 10/15/2024	830	836
Halcon Resources
6.750%, 02/15/2025 (A)	765	792
Hilcorp Energy I
5.750%, 10/01/2025 (A)	1,600	1,618

190	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
IronGate Energy Services
11.000%, 07/01/2018 (A)(E)	$400	$140
Jones Energy Holdings
9.250%, 03/15/2023	2,106	1,748
Jupiter Resources
8.500%, 10/01/2022 (A)	3,510	2,518
KCA Deutag UK Finance
9.875%, 04/01/2022 (A)	1,130	1,172
Laredo Petroleum
7.375%, 05/01/2022	2,132	2,207
5.625%, 01/15/2022	80	80
MEG Energy
7.000%, 03/31/2024 (A)	3,467	2,973
6.500%, 01/15/2025 (A)	4,825	4,710
6.375%, 01/30/2023 (A)	1,665	1,453
Midstates Petroleum
10.750%, 10/01/2020 (B) (E)	2,540	–
10.000%, 06/01/2020 (B) (E)	720	–
9.250%, 06/01/2021 (B) (E)	360	–
Murphy Oil
6.875%, 08/15/2024	420	448
Murray Energy
11.250%, 04/15/2021 (A)	2,608	1,555
Nabors Industries
5.500%, 01/15/2023	125	123
Newfield Exploration
5.750%, 01/30/2022	300	320
5.625%, 07/01/2024	905	971
5.375%, 01/01/2026	830	872
NGL Energy Partners
7.500%, 11/01/2023	2,280	2,269
6.125%, 03/01/2025	1,208	1,123
NGPL PipeCo
4.875%, 08/15/2027 (A)	95	100
4.375%, 08/15/2022 (A)	385	399
Noble Holding International
7.750%, 01/15/2024	5,229	4,641
Oasis Petroleum
6.875%, 03/15/2022	400	407
6.875%, 01/15/2023	790	802
6.500%, 11/01/2021	185	189
Parker Drilling
6.750%, 07/15/2022	3,920	3,126
Parsley Energy
5.375%, 01/15/2025 (A)	1,734	1,771
5.250%, 08/15/2025 (A)	1,075	1,092
PBF Holding
7.000%, 11/15/2023	805	828
PDC Energy
7.750%, 10/15/2022	500	521
6.125%, 09/15/2024	246	257

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Peabody Energy
6.375%, 03/31/2025 (A)	$2,675	$2,749
6.000%, 03/31/2022 (A)	436	450
Plains All American Pipeline
4.500%, 12/15/2026	1,878	1,906
Precision Drilling
7.750%, 12/15/2023	257	262
Pride International
7.875%, 08/15/2040	245	208
Range Resources
5.000%, 08/15/2022 (A)	65	65
5.000%, 03/15/2023 (A)	270	268
4.875%, 05/15/2025	869	856
Rowan
7.375%, 06/15/2025	2,908	2,843
5.850%, 01/15/2044	1,745	1,387
5.400%, 12/01/2042	370	281
RSP Permian
6.625%, 10/01/2022	250	262
5.250%, 01/15/2025 (A)	140	142
Sabine Pass Liquefaction
5.875%, 06/30/2026	140	156
5.750%, 05/15/2024	1,690	1,880
5.000%, 03/15/2027	350	374
Sable Permian Resources (Escrow)
8.000%, 06/15/2020 (A)	1,411	1,437
Sanchez Energy
7.750%, 06/15/2021	65	62
6.125%, 01/15/2023	445	380
SemGroup/Rose Rock Financial
5.625%, 07/15/2022	5,290	5,171
SESI LLC
7.125%, 12/15/2021	2,017	2,057
Seventy Seven Energy (Escrow)
6.500%, 07/15/2022 (E)	305	–
Seventy Seven Operating (Escrow)
6.625%, 11/15/2019 (B)(E)	1,869	–
SM Energy
6.500%, 11/15/2021	250	253
6.500%, 01/01/2023	180	181
6.125%, 11/15/2022	465	466
5.625%, 06/01/2025	295	280
5.000%, 01/15/2024	1,288	1,214
Southwestern Energy
7.750%, 10/01/2027	744	772
7.500%, 04/01/2026	744	774
6.700%, 01/23/2025	2,715	2,755
4.100%, 03/15/2022	1,546	1,486
Summit Midstream Holdings
5.750%, 04/15/2025	2,940	2,984
5.500%, 08/15/2022	1,548	1,556

SEI Institutional Managed Trust / Annual Report / September 30, 2017	191

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Tallgrass Energy Partners
5.500%, 01/15/2028 (A)	$330	$335
Targa Resources Partners
6.750%, 03/15/2024	2,495	2,707
5.125%, 02/01/2025	160	165
4.250%, 11/15/2023	65	64
Texas Energy (Escrow Security)
3.832%, 12/31/2034 (B)	167	23
Transocean
9.000%, 07/15/2023 (A)	1,790	1,929
7.500%, 04/15/2031	1,619	1,473
5.800%, 10/15/2022	3,605	3,542
Tullow Oil
6.250%, 04/15/2022 (A)	904	879
6.000%, 11/01/2020 (A)	471	468
Ultra Resources
6.875%, 04/15/2022 (A)	2,000	2,040
Weatherford International
9.875%, 02/15/2024 (A)	635	699
8.250%, 06/15/2023	1,941	1,999
5.950%, 04/15/2042	2,520	2,066
Whiting Petroleum
6.250%, 04/01/2023	3,569	3,511
5.750%, 03/15/2021	1,169	1,149
WildHorse Resource Development
6.875%, 02/01/2025 (A)	1,502	1,500
Williams
4.550%, 06/24/2024	802	830
WPX Energy
8.250%, 08/01/2023	800	897
7.500%, 08/01/2020	734	798
6.000%, 01/15/2022	235	243
5.250%, 09/15/2024	813	815

		176,773

Financials — 4.7%
Ally Financial
5.750%, 11/20/2025	2,620	2,840
5.125%, 09/30/2024	80	87
4.625%, 05/19/2022	835	875
4.250%, 04/15/2021	390	404
4.125%, 03/30/2020	595	613
4.125%, 02/13/2022	95	98
ASP AMC
8.000%, 05/15/2025 (A)	2,196	2,114
AssuredPartners
7.000%, 08/15/2025 (A)	1,419	1,453
Bank of America
8.000%, VAR ICE LIBOR USD 3
Month+3.630%, 12/31/2049	1,670	1,694
6.500%, VAR ICE LIBOR USD 3
Month+4.174%, 12/31/2049	1,380	1,560

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.125%, VAR ICE LIBOR USD 3 Month+3.387%, 12/31/2049	$1,917	$1,958
BCD Acquisition
9.625%, 09/15/2023 (A)	1,890	2,079
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+3.905%, 12/31/2049	50	54
5.950%, VAR ICE LIBOR USD 3 Month+4.068%, 12/29/2049	1,250	1,345
5.875%, VAR ICE LIBOR USD 3 Month+4.059%, 12/29/2049	280	293
5.800%, VAR ICE LIBOR USD 3 Month+4.093%, 11/29/2049	280	289
City National Bank
9.000%, 08/12/2019 (B)	3,384	3,751
CNG Holdings
9.375%, 05/15/2020 (A)	1,330	1,164
Credit Acceptance
7.375%, 03/15/2023	1,780	1,882
6.125%, 02/15/2021	1,195	1,213
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.598%, 12/31/2049 (A)	765	864
CSTN
6.750%, 08/15/2024 (A)	1,005	1,002
CTR Partnership
5.250%, 06/01/2025	2,110	2,171
Donnelley Financial Solutions
8.250%, 10/15/2024	1,206	1,290
FBM Finance
8.250%, 08/15/2021 (A)	707	756
HUB International
7.875%, 10/01/2021 (A)	3,710	3,863
Infinity Acquisition
7.250%, 08/01/2022 (A)	585	572
JPMorgan Chase
7.900%, VAR ICE LIBOR USD 3 Month+3.470%, 12/31/2049	1,967	2,026
6.750%, VAR ICE LIBOR USD 3 Month+3.780%, 12/31/2049	1,485	1,699
6.000%, VAR ICE LIBOR USD 3 Month+3.300%, 12/29/2049	1,865	2,028
Lloyds Banking Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.760%, 12/01/2099	1,965	2,203
LPL Holdings
5.750%, 09/15/2025 (A)	3,287	3,408
MGIC Investment
5.750%, 08/15/2023	1,320	1,452
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024	2,843	3,080
4.500%, 09/01/2026	2,795	2,837

192	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 01/15/2028 (A)	$95	$96
MSCI
5.750%, 08/15/2025 (A)	566	618
4.750%, 08/01/2026 (A)	955	1,005
National Life Insurance
10.500%, 09/15/2039 (A)	990	1,643
Nationstar Mortgage
6.500%, 07/01/2021	1,525	1,556
Navient
7.250%, 09/25/2023	1,176	1,277
6.625%, 07/26/2021	2,390	2,557
6.500%, 06/15/2022	420	446
NSG Holdings
7.750%, 12/15/2025 (A)	1,687	1,827
Popular
7.000%, 07/01/2019	1,288	1,323
Royal Bank of Scotland Group PLC
8.000%, VAR USD Swap Semi 30/360
5 Year Curr+5.720%, 12/29/2049	1,340	1,484
5.125%, 05/28/2024	780	830
Springleaf Finance
7.750%, 10/01/2021	1,790	2,022
6.125%, 05/15/2022	810	858
Starwood Property Trust
5.000%, 12/15/2021	1,275	1,331
Syniverse Foreign Holdings
9.125%, 01/15/2022 (A)	1,305	1,328
Wells Fargo
7.980%, VAR ICE LIBOR USD 3
Month+3.770%, 03/29/2049	950	979
York Risk Services Holding
8.500%, 10/01/2022 (A)	2,250	2,216

		78,413

Health Care — 8.7%
21st Century Oncology
11.000%, 05/01/2023 (A)(E)	619	433
Air Medical Group Holdings
6.375%, 05/15/2023 (A)	2,937	2,827
Alere
6.500%, 06/15/2020	215	219
6.375%, 07/01/2023 (A)	325	350
Aurora Diagnostics Holdings
12.250%, 01/15/2020	4,845	4,482
Avantor
6.000%, 10/01/2024 (A)	350	359
BioScrip
8.875%, 02/15/2021	3,211	2,938
Centene
6.125%, 02/15/2024	660	713
4.750%, 05/15/2022	1,570	1,639
4.750%, 01/15/2025	4,075	4,228

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CHS
6.875%, 02/01/2022	$1,455	$1,142
Concordia International
9.000%, 04/01/2022 (A)	227	177
DaVita
5.000%, 05/01/2025	2,910	2,871
DaVita HealthCare Partners
5.125%, 07/15/2024	2,465	2,471
DJO Finco
8.125%, 06/15/2021 (A)	4,821	4,616
Endo
6.000%, 07/15/2023 (A)	825	681
5.875%, 10/15/2024 (A)	1,604	1,680
Envision Healthcare
6.250%, 12/01/2024 (A)	1,800	1,931
5.625%, 07/15/2022	2,075	2,163
Gates Global
6.000%, 07/15/2022 (A)	765	786
HCA
7.500%, 02/15/2022	1,920	2,202
5.875%, 05/01/2023	2,765	3,007
5.875%, 02/15/2026	3,435	3,688
5.375%, 02/01/2025	9,688	10,209
5.250%, 04/15/2025	4,108	4,442
5.250%, 06/15/2026	1,815	1,956
HealthSouth
5.750%, 11/01/2024	692	710
5.750%, 09/15/2025	877	913
Hill-Rom Holdings
5.750%, 09/01/2023 (A)	2,360	2,490
5.000%, 02/15/2025 (A)	185	191
IASIS Healthcare
8.375%, 05/15/2019	790	793
inVentiv Group Holdings
7.500%, 10/01/2024 (A)	606	673
Kindred Healthcare
8.750%, 01/15/2023	910	849
6.375%, 04/15/2022	3,975	3,597
Kinetic Concepts
7.875%, 02/15/2021 (A)	785	823
Mallinckrodt International Finance
5.625%, 10/15/2023 (A)	315	294
5.500%, 04/15/2025 (A)	2,102	1,897
4.750%, 04/15/2023	1,951	1,663
Molina Healthcare
5.375%, 11/15/2022	3,021	3,114
4.875%, 06/15/2025 (A)	3,177	3,129
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)	1,028	1,105
Opal Acquisition
10.000%, 10/01/2024 (A)	1,764	1,528
7.500%, 07/01/2024 (A)	232	226

SEI Institutional Managed Trust / Annual Report / September 30, 2017	193

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ortho-Clinical Diagnostics
6.625%, 05/15/2022 (A)	$1,080	$1,058
Quintiles IMS
5.000%, 10/15/2026 (A)	3,101	3,287
4.875%, 05/15/2023 (A)	1,980	2,059
RegionalCare Hospital Partners Holdings
8.250%, 05/01/2023 (A)	2,825	2,970
Select Medical
6.375%, 06/01/2021	2,920	3,008
SP Finco
6.750%, 07/01/2025 (A)	403	379
Sterigenics-Nordion Holdings
6.500%, 05/15/2023 (A)	1,426	1,483
Tenet Healthcare
8.125%, 04/01/2022	1,845	1,877
7.500%, 01/01/2022 (A)	1,080	1,143
7.000%, 08/01/2025 (A)	220	207
6.750%, 02/01/2020	350	360
6.750%, 06/15/2023	6,136	5,891
5.125%, 05/01/2025 (A)	1,524	1,503
4.625%, 07/15/2024 (A)	1,920	1,903
4.500%, 04/01/2021	810	826
Valeant Pharmaceuticals International
7.500%, 07/15/2021 (A)	6,210	6,194
7.250%, 07/15/2022 (A)	1,033	1,007
7.000%, 10/01/2020 (A)	270	272
7.000%, 03/15/2024 (A)	1,930	2,060
6.750%, 08/15/2021 (A)	445	437
6.500%, 03/15/2022 (A)	2,787	2,947
6.125%, 04/15/2025 (A)	5,982	5,242
5.875%, 05/15/2023 (A)	2,360	2,085
5.625%, 12/01/2021 (A)	790	739
5.500%, 03/01/2023 (A)	2,925	2,567
5.375%, 03/15/2020 (A)	3,955	3,950
WellCare Health Plans
5.250%, 04/01/2025	3,245	3,415

		145,074

Industrials — 8.0%
ACCO Brands
5.250%, 12/15/2024 (A)	270	280
Actuant
5.625%, 06/15/2022	3,000	3,079
ADT
4.125%, 06/15/2023	80	81
3.500%, 07/15/2022	695	695
AECOM
5.875%, 10/15/2024	295	327
5.750%, 10/15/2022	135	141
Aircastle
5.000%, 04/01/2023	525	562

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Allegion
5.875%, 09/15/2023	$125	$135
Allegion US Holding
5.750%, 10/01/2021	340	350
Allison Transmission
5.000%, 10/01/2024 (A)	2,238	2,323
American Builders & Contractors Supply
5.750%, 12/15/2023 (A)	665	708
AMN Healthcare
5.125%, 10/01/2024 (A)	2,899	3,004
Arconic
6.750%, 01/15/2028	1,845	2,140
5.900%, 02/01/2027	475	524
5.400%, 04/15/2021	943	1,012
Avis Budget Car Rental
6.375%, 04/01/2024 (A)	735	766
5.500%, 04/01/2023	2,301	2,353
Beacon Roofing Supply
6.375%, 10/01/2023	515	548
BMC East
5.500%, 10/01/2024 (A)	1,495	1,559
Bombardier
7.500%, 03/15/2025 (A)	845	845
6.000%, 10/15/2022 (A)	3,127	3,025
Builders FirstSource
5.625%, 09/01/2024 (A)	2,451	2,592
CD&R Waterworks
6.125%, 08/15/2025 (A)	1,704	1,749
CDW
5.000%, 09/01/2025	760	798
Cenveo
8.500%, 09/15/2022 (A)	5,650	2,543
6.000%, 08/01/2019 (A)	2,395	1,898
Ceridian HCM Holding
11.000%, 03/15/2021 (A)	827	878
CEVA Group
7.000%, 03/01/2021 (A)	950	921
Cloud Crane
10.125%, 08/01/2024 (A)	432	479
CNH Industrial Capital
4.875%, 04/01/2021	480	510
4.375%, 04/05/2022	325	341
DAE Funding
5.000%, 08/01/2024 (A)	713	731
4.500%, 08/01/2022 (A)	480	492
FGI Operating
7.875%, 05/01/2020	910	591
Fortress Transportation & Infrastructure
Investors
6.750%, 03/15/2022 (A)	1,795	1,867
General Cable
5.750%, 10/01/2022	1,035	1,040

194	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Global A&T Electronics
10.000%, 02/01/2019 (A)(E)	$1,050	$882
Great Lakes Dredge & Dock
8.000%, 05/15/2022	300	311
Grinding Media
7.375%, 12/15/2023 (A)	595	646
HD Supply
5.750%, 04/15/2024 (A)	565	605
Hertz
7.625%, 06/01/2022 (A)	2,034	2,098
6.250%, 10/15/2022	1,115	1,059
5.875%, 10/15/2020	470	466
5.500%, 10/15/2024 (A)	1,630	1,467
Hillman Group
6.375%, 07/15/2022 (A)	3,003	2,988
Icahn Enterprises
6.750%, 02/01/2024	2,613	2,757
6.250%, 02/01/2022	2,553	2,661
5.875%, 02/01/2022	1,499	1,544
James Hardie International Finance
5.875%, 02/15/2023 (A)	610	640
KAR Auction Services
5.125%, 06/01/2025 (A)	2,461	2,559
KLX
5.875%, 12/01/2022 (A)	850	891
Kratos Defense & Security Solutions
7.000%, 05/15/2019	591	605
LTF Merger
8.500%, 06/15/2023 (A)	3,061	3,252
Masonite International
5.625%, 03/15/2023 (A)	1,066	1,116
Multi-Color
4.875%, 11/01/2025 (A)	214	216
Nielsen Finance
5.000%, 04/15/2022 (A)	2,233	2,314
Nielsen Luxembourg Sarl
5.000%, 02/01/2025 (A)	3,640	3,790
Novelis
6.250%, 08/15/2024 (A)	230	240
5.875%, 09/30/2026 (A)	1,695	1,720
Oshkosh
5.375%, 03/01/2025	170	180
Park Aerospace Holdings
5.500%, 02/15/2024 (A)	675	709
5.250%, 08/15/2022 (A)	1,195	1,243
Prime Security Services Borrower
9.250%, 05/15/2023 (A)	5,576	6,153
RR Donnelley & Sons
7.625%, 06/15/2020	445	481
6.000%, 04/01/2024	3,255	3,039
RSI Home Products
6.500%, 03/15/2023 (A)	1,040	1,092

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sensata Technologies
5.000%, 10/01/2025 (A)	$1,614	$1,701
4.875%, 10/15/2023 (A)	1,600	1,682
Sensata Technologies UK Financing
6.250%, 02/15/2026 (A)	2,235	2,447
SPX FLOW
5.875%, 08/15/2026 (A)	701	740
5.625%, 08/15/2024 (A)	1,211	1,268
Standard Industries
6.000%, 10/15/2025 (A)	825	900
StandardAero Aviation Holdings
10.000%, 07/15/2023 (A)	3,300	3,655
Summit Materials
6.125%, 07/15/2023	2,090	2,205
5.125%, 06/01/2025 (A)	750	773
Team Health Holdings
6.375%, 02/01/2025 (A)	2,289	2,169
Terex
5.625%, 02/01/2025 (A)	425	448
TransDigm
6.500%, 07/15/2024	620	640
6.500%, 05/15/2025	1,300	1,339
6.375%, 06/15/2026	623	638
TriMas
4.875%, 10/15/2025 (A)	205	207
Triumph Group
7.750%, 08/15/2025 (A)	1,000	1,053
4.875%, 04/01/2021	750	739
Tutor Perini
6.875%, 05/01/2025 (A)	2,460	2,669
United Continental Holdings
4.250%, 10/01/2022	532	536
United Rentals North America
5.875%, 09/15/2026	1,355	1,472
5.750%, 11/15/2024	1,305	1,385
5.500%, 07/15/2025	1,245	1,333
5.500%, 05/15/2027	751	801
4.875%, 01/15/2028	605	608
USG
4.875%, 06/01/2027 (A)	1,390	1,451
Wabash National
5.500%, 10/01/2025 (A)	135	138
Weekley Homes
6.625%, 08/15/2025 (A)	3,395	3,285
Welbilt
9.500%, 02/15/2024	240	276
West
5.375%, 07/15/2022 (A)	650	656
Wrangler Buyer
6.000%, 10/01/2025 (A)	134	136
Xerium Technologies
9.500%, 08/15/2021	3,770	3,902

SEI Institutional Managed Trust / Annual Report / September 30, 2017	195

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
XPO Logistics
6.500%, 06/15/2022 (A)	$540	$567
6.125%, 09/01/2023 (A)	800	835

		132,265

Information Technology — 5.7%
ACI Worldwide
6.375%, 08/15/2020 (A)	510	519
Aegis Merger
10.250%, 02/15/2023 (A)	1,078	1,186
Alliance Data Systems
5.375%, 08/01/2022 (A)	1,058	1,090
Alliance Data Systems MTN
5.875%, 11/01/2021 (A)	925	962
Amkor Technology
6.375%, 10/01/2022	1,625	1,679
Anixter
5.500%, 03/01/2023	575	625
Ascend Learning
6.875%, 08/01/2025 (A)	215	227
Avaya
9.000%, 04/01/2019 (A)(E)	1,760	1,496
7.000%, 04/01/2019 (A)(E)	1,034	874
BMC Software Finance
8.125%, 07/15/2021 (A)	3,147	3,222
Booz Allen Hamilton
5.125%, 05/01/2025 (A)	900	909
Cardtronics
5.500%, 05/01/2025 (A)	1,475	1,509
5.125%, 08/01/2022	1,600	1,652
CDK Global
4.875%, 06/01/2027 (A)	125	128
Cimpress
7.000%, 04/01/2022 (A)	237	246
CommScope Technologies
6.000%, 06/15/2025 (A)	1,870	1,999
Dell International
8.350%, 07/15/2046 (A)	1,385	1,779
8.100%, 07/15/2036 (A)	1,890	2,365
7.125%, 06/15/2024 (A)	3,030	3,348
6.020%, 06/15/2026 (A)	2,866	3,183
5.450%, 06/15/2023 (A)	515	563
Entegris
6.000%, 04/01/2022 (A)	830	867
First Data
7.000%, 12/01/2023 (A)	1,901	2,030
5.750%, 01/15/2024 (A)	3,215	3,364
5.375%, 08/15/2023 (A)	1,489	1,557
5.000%, 01/15/2024 (A)	1,723	1,789
Gartner
5.125%, 04/01/2025 (A)	245	258

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Genesys Telecommunications Laboratories
10.000%, 11/30/2024 (A)	$3,318	$3,749
Harland Clarke Holdings
9.250%, 03/01/2021 (A)	1,956	2,015
Hughes Satellite Systems
7.625%, 06/15/2021	1,200	1,362
6.625%, 08/01/2026	140	150
5.250%, 08/01/2026	900	936
Infor Software Parent
7.125% cash/7.875% PIK, 05/01/2021 (A)	880	896
Infor US
6.500%, 05/15/2022	1,795	1,861
Informatica
7.125%, 07/15/2023 (A)	735	739
j2 Cloud Services
6.000%, 07/15/2025 (A)	1,630	1,705
MagnaChip Semiconductor
6.625%, 07/15/2021	915	874
5.000%, 03/01/2021 (A)	300	455
Micron Technology
7.500%, 09/15/2023	360	400
5.250%, 08/01/2023 (A)	2,655	2,769
5.250%, 01/15/2024 (A)	1,045	1,100
Microsemi
9.125%, 04/15/2023 (A)	399	456
NCR
5.000%, 07/15/2022	2,240	2,290
Nuance Communications
5.625%, 12/15/2026 (A)	1,500	1,590
NXP BV
4.625%, 06/01/2023 (A)	455	489
NXP Funding
5.750%, 03/15/2023 (A)	1,185	1,237
Open Text
5.875%, 06/01/2026 (A)	1,588	1,743
Perstorp Holding
8.500%, 06/30/2021 (A)	1,826	1,949
Plantronics
5.500%, 05/31/2023 (A)	2,070	2,148
Rackspace Hosting
8.625%, 11/15/2024 (A)	695	742
Riverbed Technology
8.875%, 03/01/2023 (A)	850	810
RP Crown Parent
7.375%, 10/15/2024 (A)	268	274
Sabre
5.375%, 04/15/2023 (A)	250	259
5.250%, 11/15/2023 (A)	3,556	3,654
Solera
10.500%, 03/01/2024 (A)	1,335	1,520

196	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Symantec
5.000%, 04/15/2025 (A)	$1,945	$2,034
TIBCO Software
11.375%, 12/01/2021 (A)	2,590	2,836
Unisys
10.750%, 04/15/2022 (A)	2,060	2,281
VeriSign
5.250%, 04/01/2025	500	540
4.750%, 07/15/2027 (A)	539	555
Veritas US
10.500%, 02/01/2024 (A)	990	1,061
Western Digital
10.500%, 04/01/2024	1,355	1,592
7.375%, 04/01/2023 (A)	1,065	1,167
WEX
4.750%, 02/01/2023 (A)	1,000	1,025
Zayo Group
6.375%, 05/15/2025	555	598
6.000%, 04/01/2023	1,808	1,910
5.750%, 01/15/2027 (A)	1,235	1,309
Zebra Technologies
7.250%, 10/15/2022	282	299

		94,805

Materials — 5.7%
Alcoa Nederland Holding BV
7.000%, 09/30/2026 (A)	633	717
6.750%, 09/30/2024 (A)	488	540
Aleris International
9.500%, 04/01/2021 (A)	1,753	1,867
7.875%, 11/01/2020	308	308
Allegheny Technologies
9.375%, 06/01/2019	1,445	1,579
7.875%, 08/15/2023	1,655	1,793
Alpha 3 BV
6.250%, 02/01/2025 (A)	3,600	3,663
ARD Finance
7.125% cash/7.875% PIK, 09/15/2023	1,702	1,822
Ardagh Packaging Finance
7.250%, 05/15/2024 (A)	735	806
6.000%, 02/15/2025 (A)	2,155	2,282
Ashland
4.750%, 08/15/2022	680	718
Axalta Coating Systems
4.875%, 08/15/2024 (A)	290	302
Big River Steel
7.250%, 09/01/2025 (A)	2,329	2,471
Blue Cube Spinco
9.750%, 10/15/2023	1,665	2,023
BlueScope Steel Finance
6.500%, 05/15/2021 (A)	636	666

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Boart Longyear Management Pty
10.000% cash/12.000% PIK, 12/31/2022	$2,226	$1,937
1.500% cash/1.500% PIK, 12/31/2022	1,280	378
Boise Cascade
5.625%, 09/01/2024 (A)	511	537
CF Industries
5.150%, 03/15/2034	310	309
3.450%, 06/01/2023	1,297	1,281
Chemours
6.625%, 05/15/2023	920	979
5.375%, 05/15/2027	511	530
Compass Minerals International
4.875%, 07/15/2024 (A)	1,014	996
Constellium
7.875%, 04/01/2021 (A)	340	360
6.625%, 03/01/2025 (A)	360	369
5.750%, 05/15/2024 (A)	1,549	1,548
CVR Partners
9.250%, 06/15/2023 (A)	1,317	1,403
First Quantum Minerals
7.500%, 04/01/2025 (A)	1,750	1,789
7.250%, 04/01/2023 (A)	785	809
Flex Acquisition
6.875%, 01/15/2025 (A)	824	855
FMG Resources August 2006 Pty
9.750%, 03/01/2022 (A)	410	461
5.125%, 05/15/2024 (A)	1,053	1,066
4.750%, 05/15/2022 (A)	1,196	1,211
Freeport-McMoRan
5.450%, 03/15/2043	4,490	4,196
5.400%, 11/14/2034	950	907
4.550%, 11/14/2024	140	140
3.875%, 03/15/2023	3,278	3,229
GCP Applied Technologies
9.500%, 02/01/2023 (A)	415	469
Hecla Mining
6.875%, 05/01/2021	2,013	2,089
Hexion
10.000%, 04/15/2020	1,604	1,536
6.625%, 04/15/2020	5,175	4,631
Hudbay Minerals
7.625%, 01/15/2025 (A)	191	207
7.250%, 01/15/2023 (A)	326	347
Huntsman International
5.125%, 11/15/2022	1,055	1,134
INEOS Group Holdings
5.625%, 08/01/2024 (A)	1,305	1,356
Kaiser Aluminum
5.875%, 05/15/2024 (A)	1,055	1,129
Kissner Holdings
8.375%, 12/01/2022 (A)	816	824

SEI Institutional Managed Trust / Annual Report / September 30, 2017	197

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kraton Polymers
10.500%, 04/15/2023 (A)	$600	$685
7.000%, 04/15/2025 (A)	1,044	1,120
LSB Industries
8.500%, 08/01/2019 (F)	953	934
Mirabela Nickel
1.000%, 07/31/2044 (B)(E)	31	–
New Gold
6.375%, 05/15/2025 (A)	430	455
6.250%, 11/15/2022 (A)	2,577	2,677
Noranda Aluminum Acquisition
11.000%, 06/01/2019 (B)(E)	355	–
NOVA Chemicals
5.250%, 06/01/2027 (A)	873	882
5.000%, 05/01/2025 (A)	1,700	1,726
4.875%, 06/01/2024 (A)	831	841
Owens-Brockway Glass Container
6.375%, 08/15/2025 (A)	600	679
5.875%, 08/15/2023 (A)	670	740
PaperWorks Industries
9.500%, 08/15/2019 (A)	2,618	1,931
Platform Specialty Products
6.500%, 02/01/2022 (A)	1,725	1,787
Rain CII Carbon
7.250%, 04/01/2025 (A)	4,585	4,837
Reichhold Industries
9.000%, 05/01/2018 (A)(B)(E)	859	–
Reynolds Group
7.000%, 07/15/2024 (A)	860	916
5.750%, 10/15/2020	1,095	1,114
Scotts Miracle-Gro
6.000%, 10/15/2023	720	769
5.250%, 12/15/2026	100	105
SunCoke Energy Partners
7.500%, 06/15/2025 (A)	189	195
TPC Group
8.750%, 12/15/2020 (A)	4,154	4,029
Trinseo Materials Operating
5.375%, 09/01/2025 (A)	995	1,024
Tronox Finance
7.500%, 03/15/2022 (A)	1,644	1,732
5.750%, 10/01/2025 (A)	417	428
United States Steel
6.875%, 08/15/2025	469	480
US Concrete
6.375%, 06/01/2024	297	320
Valvoline
4.375%, 08/15/2025 (A)	625	637
Venator Finance Sarl
5.750%, 07/15/2025 (A)	2,406	2,502

		94,114

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Real Estate — 1.5%
CoreCivic
5.000%, 10/15/2022	$245	$255
4.625%, 05/01/2023	1,465	1,498
Equinix
5.875%, 01/15/2026	1,470	1,615
5.750%, 01/01/2025	80	86
GEO Group
6.000%, 04/15/2026	3,305	3,474
5.875%, 01/15/2022	1,265	1,311
5.125%, 04/01/2023	35	36
GLP Capital
5.375%, 04/15/2026	590	644
Howard Hughes
5.375%, 03/15/2025 (A)	1,205	1,229
Kennedy-Wilson
5.875%, 04/01/2024	700	721
Lamar Media
5.750%, 02/01/2026	1,125	1,220
MPT Operating Partnership
5.000%, 10/15/2027	797	817
Realogy Group
4.875%, 06/01/2023 (A)	2,979	3,061
RHP Hotel Properties
5.000%, 04/15/2021	1,331	1,361
5.000%, 04/15/2023	460	476
Sabra Health Care
5.125%, 08/15/2026	2,861	2,935
SBA Communications
4.875%, 09/01/2024	485	499
Uniti Group
8.250%, 10/15/2023	1,140	1,009
7.125%, 12/15/2024 (A)	410	347
6.000%, 04/15/2023 (A)	2,240	2,145

		24,739

Telecommunication Services — 6.3%
AT&T
3.400%, 08/14/2024	285	285
C&W Senior Financing Designated Activity
6.875%, 09/15/2027 (A)	2,346	2,440
CenturyLink
7.500%, 04/01/2024	100	103
6.750%, 12/01/2023	3,300	3,338
5.625%, 04/01/2025	3,797	3,636
Cogent Communications Finance
5.625%, 04/15/2021 (A)	1,880	1,927
Cogent Communications Group
5.375%, 03/01/2022 (A)	1,188	1,249
Digicel
6.000%, 04/15/2021 (A)	2,335	2,279

198	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Digicel Group
8.250%, 09/30/2020 (A)	$2,205	$2,154
7.125%, 04/01/2022 (A)	1,820	1,649
6.750%, 03/01/2023 (A)	1,085	1,063
Embarq
7.995%, 06/01/2036	1,320	1,340
Frontier Communications
11.000%, 09/15/2025	3,689	3,127
10.500%, 09/15/2022	805	698
7.125%, 01/15/2023	310	238
6.875%, 01/15/2025	4,080	3,050
GCI
6.875%, 04/15/2025	170	183
6.750%, 06/01/2021	640	656
GTT Communications
7.875%, 12/31/2024	485	515
Inmarsat Finance
6.500%, 10/01/2024 (A)	1,190	1,282
4.875%, 05/15/2022 (A)	2,480	2,530
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)	1,564	1,579
9.500%, 09/30/2022 (A)	218	258
8.000%, 02/15/2024 (A)	2,493	2,680
7.500%, 04/01/2021	3,167	3,001
7.250%, 10/15/2020	2,940	2,830
5.500%, 08/01/2023	2,145	1,818
Intelsat Luxembourg
7.750%, 06/01/2021	1,020	658
Level 3 Financing
5.625%, 02/01/2023	265	273
5.375%, 01/15/2024	570	584
5.375%, 05/01/2025	4,385	4,508
5.125%, 05/01/2023	130	132
Nortel Networks
0.000%, 07/15/2011 (E)	113	25
Qwest Capital Funding
7.750%, 02/15/2031	555	516
Sable International Finance
6.875%, 08/01/2022 (A)	650	699
SoftBank Group
6.000%, 07/30/2025	375	402
Sprint
7.875%, 09/15/2023	8,503	9,863
7.625%, 02/15/2025	7,502	8,604
7.250%, 09/15/2021	3,031	3,368
7.125%, 06/15/2024	860	968
Sprint Capital
8.750%, 03/15/2032	2,500	3,197
6.900%, 05/01/2019	370	394
6.875%, 11/15/2028	4,439	4,972
Telecom Italia
5.303%, 05/30/2024 (A)	610	663

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Telesat Canada
8.875%, 11/15/2024 (A)	$2,440	$2,748
T-Mobile USA
6.500%, 01/15/2024	430	458
6.500%, 01/15/2026	2,931	3,235
6.375%, 03/01/2025	1,910	2,057
6.000%, 04/15/2024	1,930	2,048
4.000%, 04/15/2022	1,627	1,685
United States Cellular
6.700%, 12/15/2033	1,614	1,681
Wind Acquisition Finance
7.375%, 04/23/2021 (A)	2,085	2,168
Windstream Services
7.750%, 10/15/2020	125	100
7.750%, 10/01/2021	1,050	777
7.500%, 06/01/2022	1,755	1,262
6.375%, 08/01/2023	25	18

		103,971

Utilities — 1.2%
AES
6.000%, 05/15/2026	140	151
5.500%, 03/15/2024	1,707	1,777
AmeriGas Partners
5.875%, 08/20/2026	135	141
5.500%, 05/20/2025	340	349
Calpine
5.375%, 01/15/2023	580	565
Dynegy
8.000%, 01/15/2025 (A)	285	295
7.625%, 11/01/2024	1,045	1,083
7.375%, 11/01/2022	235	244
Ferrellgas
6.750%, 01/15/2022	195	189
6.750%, 06/15/2023	400	386
6.500%, 05/01/2021	1,285	1,247
Ferrellgas Partners
8.625%, 06/15/2020	335	318
GenOn Americas Generation
9.125%, 05/01/2031 (E)	150	137
8.500%, 10/01/2021 (E)	909	834
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/2023 (A)	697	732
NextEra Energy Operating Partners
4.500%, 09/15/2027 (A)	2,139	2,179
4.250%, 09/15/2024 (A)	544	556
NRG Energy
7.875%, 05/15/2021	31	32
7.250%, 05/15/2026	2,955	3,169
6.625%, 01/15/2027	55	57
6.250%, 07/15/2022	35	37
6.250%, 05/01/2024	1,225	1,274

SEI Institutional Managed Trust / Annual Report / September 30, 2017	199

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Pattern Energy Group
5.875%, 02/01/2024 (A)	$326	$344
Talen Energy Supply
6.500%, 06/01/2025	161	123
4.625%, 07/15/2019 (A)	277	273
TerraForm Power Operating
6.375%, 02/01/2023 (A) (F)	1,178	1,225
6.625%, 06/15/2025 (A) (F)	2,103	2,240

		19,957

Total Corporate Obligations
(Cost $1,226,028) ($ Thousands)		1,239,250

ASSET-BACKED SECURITIES — 9.4%

Other Asset-Backed Securities — 9.4%
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
1.777%, VAR ICE LIBOR USD 1 Month+0.550%, 03/15/2019 (A)	679	49
B&M CLO, Ser 2014-1A, Cl D
6.054%, VAR ICE LIBOR USD 3 Month+4.750%, 04/16/2026 (A)(B)	2,148	2,068
B&M CLO, Ser 2014-1A, Cl E
7.054%, VAR ICE LIBOR USD 3 Month+5.750%, 04/16/2026 (A)(B)	2,480	2,156
Battalion CLO III, Ser 2012-3A
0.000%, 01/18/2025 (A)(B)	2,303	555
Battalion CLO IV, Ser 2013-4A
0.000%, 10/22/2025 (A)(B)	5,640	1,466
Battalion CLO V, Ser 2014-5A
0.000%, 04/17/2026 (A)(B)	3,274	1,277
Battalion CLO VII, Ser 2014-7A
0.000%, 10/17/2026 (A)(B)	4,007	1,883
Battalion CLO VIII, Ser 2015-8A
0.000%, 04/18/2030 (A)(B)(H)	3,390	2,376
Battalion CLO X, Ser 2016-10A
0.000%, 01/24/2029 (A)(B)(H)	4,450	3,600
Battalion CLO XI, Ser 2017-11A
0.000%, 10/24/2029 (A)(B)	5,857	5,125
Benefit Street Partners CLO III, Ser 2013-IIIA
0.000%, 01/20/2026 (A)(B)(H)	2,531	1,443
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (A)(B)	3	2,128
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(B)	2,092	1,778
Benefit Street Partners CLO V
0.000%, 10/20/2026 (A)(B)	6,387	3,577
Benefit Street Partners CLO VI, Ser 2015-VIA
0.000%, 10/18/2029 (A)(B)	7,502	6,002
Benefit Street Partners CLO VII, Ser 2015-VIII
0.000%, 07/18/2027 (B)	6,715	4,803

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Benefit Street Partners CLO VIII
0.000%, 01/20/2028 (A)(B)(H)	$6,720	$5,443
Benefit Street Partners CLO X, Ser 2016-10A
0.000%, 01/15/2029 (A)(B)	6,228	5,493
Carlyle Global Market Strategies CLO, Ser 2014-3A
0.000%, 07/27/2026 (A)(B)	1,666	1,233
Cathedral Lake CLO, Ser 2015-3A
0.000%, 01/15/2026 (A)(B)	1,869	1,598
Cathedral Lake CLO, Ser 2017-3A
8.254%, VAR ICE LIBOR USD 3 Month+6.950%, 07/16/2029 (A)(B)	1,175	1,178
CIFC Funding, Ser 2012-2A
0.000%, 12/05/2024 (A)(B)	1,653	827
CVP Cascade CLO, Ser 2014-2A, Cl D
6.104%, VAR ICE LIBOR USD 3 Month+4.800%, 07/18/2026 (A)(B)	759	702
CVP Cascade CLO, Ser 2014-2A, Cl E
7.104%, VAR ICE LIBOR USD 3 Month+5.800%, 07/18/2026 (A)(B)	2,469	2,047
Fifth Street Senior Loan Fund, Ser 2015-1A, Cl E
8.507%, VAR ICE LIBOR USD 3 Month+7.200%, 01/20/2027 (A)(B)	3,890	3,853
Figueroa CLO, Ser 2013-1I
0.000%, 03/21/2024 (B)	18,856	5,798
Figueroa CLO, Ser 2013-2A
0.000%, 06/20/2027 (A)(B)	2,907	1,366
Fortress Credit Opportunities III CLO, Ser 2014-3A, Cl E
7.553%, VAR ICE LIBOR USD 3 Month+6.250%, 04/28/2026 (A)(B)	3,482	3,358
Fortress Credit Opportunities VI CLO, Ser 2015-6A, Cl F
8.067%, VAR ICE LIBOR USD 3 Month+6.750%, 10/10/2026 (A)(B)	1,730	1,711
Great Lakes CLO, Ser 2012-1A
0.000%, 01/15/2023 (A)	2,457	1,572
Great Lakes CLO, Ser 2012-1A, Cl E
6.804%, VAR ICE LIBOR USD 3 Month+5.500%, 01/15/2023 (A)(B)	2,811	2,783
Great Lakes CLO, Ser 2014-1A
0.000%, 04/15/2025 (A)(B)	6,943	4,305
Great Lakes CLO, Ser 2014-1A, Cl F
7.304%, VAR ICE LIBOR USD 3 Month+6.000%, 04/15/2025 (A)(B)	2,480	2,480
Great Lakes CLO, Ser 2015-1A
0.000%, 07/15/2026 (A)(B)	4,202	2,899
Great Lakes CLO, Ser 2015-1A, Cl E
8.004%, VAR ICE LIBOR USD 3 Month+6.700%, 07/15/2026 (A)(B)	2,896	2,853

200	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Great Lakes CLO, Ser 2015-1A, Cl F
8.804%, VAR ICE LIBOR USD 3 Month+7.500%, 07/15/2026 (A)(B)	$1,319	$1,161
Ivy Hill Middle Market Credit Fund VII, Ser 2013-7A
0.000%, 10/20/2025 (A)(B)	3,198	2,367
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A
0.000%, 07/20/2029 (A)(B)	651	651
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl D
8.873%, VAR ICE LIBOR USD 3 Month+7.560%, 07/20/2029 (A)(B)	3,223	3,184
JFIN Revolver CLO, Ser 2014-2A, Cl C
4.066%, VAR ICE LIBOR USD 3 Month+2.750%, 02/20/2022 (A)(B)	1,951	1,951
Lockwood Grove CLO, Ser 2014-1A
0.000%, 01/25/2024 (A)(B)	3,797	2,639
Lockwood Grove CLO, Ser 2016-1A, Cl ER
9.064%, VAR ICE LIBOR USD 3 Month+7.750%, 04/25/2025 (A)(B)	2,192	2,214
Nelder Grove CLO, Ser 2017-1A, Cl ER
8.011%, VAR ICE LIBOR USD 3 Month+6.700%, 08/28/2026 (A)(B)	2,926	2,911
Neuberger Berman CLO XIII, Ser 2012-13A
0.000%, 01/23/2024 (A)(B)	447	6
Neuberger Berman CLO XVI, Ser 2014-16A
0.000%, 04/15/2026 to 04/15/2026 (A) (B)	2,613	1,071
Neuberger Berman CLO XXII, Ser 2016-22A
0.100%, 10/17/2027 (A)(B)	112	86
0.000%, 10/17/2027 (A)(B)	3,640	2,694
NewStar Arlington Senior Loan Program,
Ser 2014-1A, Cl E
7.414%, VAR ICE LIBOR USD 3 Month+6.100%, 07/25/2025 (A)(B)	1,974	1,852
NewStar Clarendon Fund CLO, Ser 2015-1A,
Cl E
7.364%, VAR ICE LIBOR USD 3 Month+6.050%, 01/25/2027 (A)(B)	3,439	3,276
NewStar Fairfield Fund CLO, Ser 2015-2A
0.000%, 09/29/2027 (A)(B)	5,483	3,509
NXT Capital CLO, Ser 2012-1A, Cl E
8.807%, VAR ICE LIBOR USD 3 Month+7.500%, 07/20/2022 (A)(B)	2,417	2,409
OCP CLO, Ser 2012-2A
0.000%, 11/22/2023 (A)(B)	2,615	1,373
Shackleton CLO, Ser 2014-6A
0.000%, 07/17/2026 (A)(B)	7,935	3,253
TCP Waterman CLO, Ser 2017-1I
0.000%, 08/20/2029 (B)	9,085	8,176
TCW CLO, Ser 2017-1A
0.000%, 07/29/2029 (A)(B)	4,194	3,728

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Venture CDO, Ser 2012-10A
0.000%, 04/20/2027 (A)(B)	$7,108	$4,058
Venture CDO, Ser 2016-25A
0.000%, 04/20/2029 (A)(B)	2,030	1,736
Venture XI CLO, Ser 2012-11A
0.000%, 11/14/2022 (A)(B)	6,354	254
Venture XIV CLO, Ser 2013-14A
0.100%, 08/28/2029 (A)(B)	105	45
Venture XXII CLO, Ser 2016-22A, Cl F
9.154%, VAR ICE LIBOR USD 3 Month+7.850%, 01/15/2028 (A)(B)	792	776
Venture XXIV CLO, Ser 2016-24A
0.000%, 10/20/2028 (A)(B)	2,795	2,432
Venture XXVI CLO, Ser 2017-26A
0.000%, 01/20/2029 (A)(B)	2,145	1,866
Venture XXVIII CLO, Ser 2017-28A
0.000%, 07/20/2030 (A)(B)	4,193	3,837

Total Asset-Backed Securities
(Cost $132,111) ($ Thousands)		155,300

LOAN PARTICIPATIONS — 8.0%
21st Century Oncology, Delayed Term Loan, 1st Lien
8.820%, 11/29/2017 (K)	100	101
21st Century Oncology, Initial Term Loan, 1st Lien
7.425%, VAR LIBOR+6.125%, 04/30/2022	914	858
Academy Ltd., Cov-Lite, Term Loan B, 1st Lien
5.318%, VAR LIBOR+4.000%, 07/01/2022	569	383
5.314%, VAR LIBOR+4.000%, 07/01/2022	303	204
5.235%, VAR LIBOR+4.000%, 07/01/2022	872	588
5.232%, VAR LIBOR+4.000%, 07/01/2022	81	55
Accudyne Industries, Cov-Lite, Initial Term Loan, 1st Lien
5.083%, VAR LIBOR+3.750%, 08/18/2024	775	776
Air Medical Group Holdings, Cov-Lite, Term Loan B, 1st Lien
0.000%, 09/26/2024 (I)	1,105	1,104
Air Medical Group Holdings, Initial Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 04/28/2022	987	980

SEI Institutional Managed Trust / Annual Report / September 30, 2017	201

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Alvogen Pharma US, Cov-Lite, Intitial Term Loan, 1st Lien
6.240%, VAR LIBOR+5.000%, 04/01/2022 (B)	$1,404	$1,397
American Tire Distributors, Initial Term Loan, 1st Lien
5.485%, VAR LIBOR+4.250%, 09/01/2021	975	984
Anaren, Initial Term Loan, 1st Lien
5.833%, VAR LIBOR+4.500%, 02/18/2021 (B)	760	764
Applied Systems, Initial Term Loan, 2nd Lien
8.324%, 09/19/2025	336	346
Ascend Learning, Cov-Lite, Term Loan B, 1st Lien
4.485%, VAR LIBOR+3.250%, 07/12/2024	145	146
Asurion, Cov-Lite, Term Loan B4, 1st Lien
3.985%, VAR LIBOR+2.750%, 08/04/2022	1,431	1,435
Asurion, Term Loan B2, 2nd Lien
7.235%, VAR LIBOR+6.000%, 08/04/2025	2,572	2,629
Atlas Iron, Term Loan B, 1st Lien
8.580%, VAR LIBOR+7.330%, 05/06/2021	181	170
BCP Raptor, Term Loan B, 1st Lien
5.522%, VAR LIBOR+4.250%, 06/24/2024	1,382	1,391
Big River Steel, Closing Date Term Loan, 1st Lien
6.333%, VAR LIBOR+5.000%, 08/23/2023 (B)	1,322	1,335
Blount International, Initial Term Loan, 1st Lien
8.250%, VAR LIBOR+5.000%, 04/12/2023	6	6
6.237%, VAR LIBOR+5.000%, 04/12/2023	1,212	1,222
BMC Foreign Holding, Cov-Lite, Term Loan B1, 1st Lien
5.333%, VAR LIBOR+4.000%, 09/10/2022	988	985
5.235%, VAR LIBOR+4.000%, 09/10/2022	799	802
Boart Longyear Management, Initial Term Loan, 1st Lien
10.000%, 10/23/2020 (B)(H)	141	141
BPA Laboratories, Initial Term Loan, 2nd Lien
3.811%, 04/29/2020	181	172

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
BWAY Holding, Cov-Lite, Term Loan B, 1st Lien
4.481%, VAR LIBOR+3.250%, 04/03/2024	$1,142	$1,145
Calceus Acquisition, Cov-Lite, Term Loan B1, 1st Lien
5.240%, VAR LIBOR+4.000%, 01/31/2020	82	76
California Resources, Cov-Lite, Initial Term Loan, 1st Lien
11.609%, VAR LIBOR+10.375%, 12/31/2021	3,168	3,372
California Resources, Initial Term Loan, 1st Lien
4.235%, VAR LIBOR+3.000%, 11/25/2019	656	630
Carestream Health Cov-Lite, Initial Term Loan, 2nd Lien
9.796%, VAR LIBOR+8.500%, 12/07/2019	4,001	3,906
Carestream Health, Cov-Lite, Initial Term Loan, 1st Lien
5.239%, VAR LIBOR+4.000%, 06/07/2019	205	205
Cengage Learning, Cov-Lite, Term Loan B, 1st Lien
5.485%, VAR LIBOR+4.250%, 06/07/2023	1,557	1,433
CEVA Group PLC, Synthetic LC Loan, 1st Lien
6.500%, 03/19/2021	203	195
Ceva Intercompany, Dutch BV Term Loan , 1st Lien
6.814%, VAR LIBOR+5.500%, 03/19/2021	207	200
Ceva Logistics Canada, Cov-Lite, Canadian Term Loan, 1st Lien
6.814%, VAR LIBOR+5.500%, 03/19/2021	36	34
Ceva Logistics U.S. Holdings, Cov-Lite, Initial Term Loan, 1st Lien
6.814%, VAR LIBOR+5.500%, 03/19/2021	285	275
Checkout Holding, Term Loan B, 1st Lien
4.735%, VAR LIBOR+3.500%, 04/09/2021	1,671	1,399
Chesapeake Energy, Class A Loan, 1st Lien
8.814%, VAR LIBOR+7.500%, 08/23/2021	3,353	3,610
Chief Exploration & Development, Initial Term Loan, 2nd Lien
7.959%, VAR LIBOR+6.500%, 05/16/2021	1,140	1,113

202	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
CityCenter Holdings, Term Loan B, 1st Lien
3.735%, VAR LIBOR+2.500%, 04/18/2024	$274	$275
Clear Channel Communications, Term Loan D, 1st Lien
8.083%, VAR LIBOR+6.750%, 01/30/2019 (B)	760	586
ClubCorp Operations, Cov-Lite, Term Loan B, 1st Lien
4.588%, 09/18/2024	1,005	998
Communications Sales & Leasing, Cov-Lite, Initial Term Loan, 1st Lien
4.235%, VAR LIBOR+3.000%, 10/24/2022	1,747	1,614
Conduent, Term Loan B, 1st Lien
5.235%, VAR LIBOR+4.000%, 12/07/2023	1,332	1,336
Contura Energy, Cov-Lite, Initial Term Loan, 1st Lien
6.280%, VAR LIBOR+5.000%, 03/18/2024 (B)	1,564	1,538
Coral-U.S. Co-Borrower, Cov-Lite, Term Loan B3, 1st Lien
4.735%, VAR LIBOR+3.500%, 01/31/2025	1,053	1,041
Cowlitz Tribal Gaming Authority, Term Loan B, 1st Lien
11.796%, VAR US LIBOR+10.500%, 12/06/2021 (B)	3,000	3,330
CTI Foods, Initial Term Loan, 2nd Lien
8.490%, VAR LIBOR+7.250%, 06/28/2021	1,190	953
Cumulus Media Holdings, Term Loan B, 1st Lien
4.490%, VAR LIBOR+3.250%, 12/23/2020	3,687	3,069
Delta 2 (Lux) Sarl, Extended Cov-Lite, Term Loan B3, 1st Lien
4.235%, VAR LIBOR+3.000%, 02/01/2024	2,700	2,716
Dex Media, Initial Term Loan, 1st Lien
11.235%, VAR LIBOR+10.000%, 07/29/2021	586	596
DJO Finance LLC, Initial Term Loan, 1st Lien
4.487%, VAR LIBOR+3.250%, 06/08/2020	315	314
4.485%, VAR LIBOR+3.250%, 06/08/2020	307	307
East Valley Tourist Development Authority , Term Loan B, 1st Lien
9.296%, VAR LIBOR+8.000%, 09/30/2020 (B)	2,449	2,461

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Empire Generating, Term Loan B, 1st Lien
5.570%, VAR LIBOR+4.250%, 03/12/2021	$1,217	$1,126
Empire Generating, Term Loan C, 1st Lien
5.570%, VAR LIBOR+4.250%, 03/12/2021	120	111
Engility, Term Loan B2, 1st Lien
6.500%, VAR LIBOR+3.250%, 08/14/2023	803	811
Evergreen Skills Lux Sarl, Cov-Lite, Initial Term Loan, 1st Lien
5.985%, VAR LIBOR+4.750%, 04/28/2021	2,665	2,516
Fairmount Minerals, Term Loan B2, 1st Lien
4.735%, VAR LIBOR+3.500%, 09/05/2019	2,783	2,755
Flex Acquisition, Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+3.000%, 12/29/2023	1,070	1,073
Foresight Energy, Term Loan B, 1st Lien
7.083%, VAR LIBOR+5.750%, 03/28/2022	1,351	1,261
Frontier Communications, Term Loan B1, 1st Lien
4.990%, VAR LIBOR+3.750%, 06/15/2024	1,179	1,118
FTS International, Cov-Lite, Initial Term Loan, 1st Lien
5.985%, VAR LIBOR+4.750%, 04/16/2021	400	373
Gardner Denver, Cov-Lite, Term Loan B, 1st Lien
4.083%, VAR LIBOR+2.750%, 07/30/2024	646	647
Gavilan Resources, Initial Term Loan, 1st Lien
7.230%, VAR LIBOR+6.000%, 03/01/2024	1,503	1,450
General Nutrition Centers, Initial Term Loan, 1st Lien
3.740%, VAR LIBOR+2.500%, 03/04/2019	1,942	1,851
Green Energy Partners/Stonewall, Term Loan B1, 1st Lien
6.833%, VAR LIBOR+5.500%, 11/13/2021	411	386
Gulf Finance, Term Loan B, 1st Lien
6.590%, VAR LIBOR+5.250%, 08/25/2023	517	486
Gymboree, DIP New Money, Initial Term Loan, 1st Lien
13.234%, 12/11/2017 (K)	58	58

SEI Institutional Managed Trust / Annual Report / September 30, 2017	203

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Gymboree, DIP Roll Up, Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+3.500%, 12/11/2017	$204	$75
Gymboree, Initial Term Loan, 1st Lien
8.750%, 02/23/2018 (E)	2,034	750
Hercules Achievement, Cov-Lite, Initial Term Loan, 1st Lien
4.739%, VAR LIBOR+3.500%, 12/10/2021	4	4
4.732%, VAR LIBOR+3.500%, 12/10/2021	513	516
Hillman, Term Loan B, 1st Lien
4.796%, 06/30/2021	295	296
Indivior Finance Sarl, Initial Term Loan, 1st Lien
7.320%, 12/19/2019 (B)	1,273	1,276
J. Crew Group, Initial Term Loan, 1st Lien
4.455%, VAR LIBOR+3.220%, 03/05/2021	1,362	822
4.454%, VAR LIBOR+3.220%, 03/05/2021	401	242
KCA Deutag US Finance, Term Loan B, 1st Lien
7.065%, VAR LIBOR+5.750%, 05/15/2020	1,001	964
Kraton Polymers LLC, Cov-Lite, Term Loan, 1st Lien
4.235%, VAR LIBOR+3.000%, 01/06/2022	94	95
Ligado Networks, Cov-Lite, Initial Term Loan, 2nd Lien
13.820%, VAR LIBOR+12.500%, 12/07/2020	2,373	1,431
Mashantucket Pequot, Term Loan A, 1st Lien
5.239%, VAR LIBOR+4.000%, 07/01/2018	1,281	1,198
Mashantucket Pequot, Term Loan B, 1st Lien
9.375%, VAR LIBOR+8.125%, 06/30/2020	7,115	6,516
Medical Card Systems, Initial Term Loan
1.500%, VAR LIBOR+0.500%, 05/31/2019 (B)(H)	1,421	1,251
MEG Energy, Initial Term Loan, 1st Lien
4.734%, VAR LIBOR+3.500%, 12/31/2023	299	297
Metroflag, 2nd Lien
14.000%, 01/06/2009 (B)(E)	300	—
Misys Limited, Cov-Lite, Initial Term Loan, 2nd Lien
8.567%, VAR LIBOR+7.250%, 06/13/2025	1,082	1,099

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
MMM Holdings, Initial Term Loan, 1st Lien
10.250%, VAR LIBOR+8.750%,
06/30/2019 (B)	$281	$278
Moneygram International, Initial Term Loan, 1st Lien
4.583%, VAR LIBOR+3.250%, 03/27/2020	1,207	1,205
Moxie Liberty, Term Loan B1, 1st Lien
7.796%, VAR LIBOR+6.500%, 08/21/2020	1,934	1,710
MSO of Puerto Rico, Initial Term Loan, 1st Lien
10.250%, 06/30/2019 (B)	204	202
Murray Energy, Term Loan B2, 1st Lien
8.583%, VAR LIBOR+7.250%, 04/16/2020	3,879	3,548
Nana Development, Initial Term Loan, 1st Lien
8.080%, VAR LIBOR+6.750%, 03/15/2018	19	19
Neiman Marcus Group, Cov-Lite, Initial Term Loan, 1st Lien
4.481%, VAR LIBOR+3.250%, 10/25/2020	1,283	953
New LightSquared, PIK Exit Term Loan, 1st Lien
10.067%, VAR LIBOR+0.000%, 06/15/2020	2,261	2,115
New MMI, Initial Term Loan, 1st Lien
9.061%, VAR LIBOR+7.750%, 01/31/2020	2,930	2,857
New Rue 21, DIP New Money Cov-Lite, Initial Term Loan, 1st Lien
12.000%, 10/31/2017	144	142
Nine West Holdings, Cov-Lite Unsecured Guaranteed, Initial Term Loan, No Lien
6.553%, VAR LIBOR+5.250%, 01/08/2020	4,638	1,654
Optiv, Initial Term Loan, 1st Lien
8.562%, VAR LIBOR+7.250%, 01/31/2025	291	266
Ortho-Clinical Diagnostics, Cov-Lite, Initial Term Loan, 1st Lien
5.046%, VAR LIBOR+3.750%, 06/30/2021	769	771
Oxbow Carbon, Initial Term Loan, 2nd Lien
8.235%, VAR LIBOR+7.000%, 01/17/2020	1,994	1,996
P2 Upstream Acquisition, Cov-Lite, Initial Term Loan, 1st Lien
5.230%, VAR LIBOR+4.000%, 10/30/2020	725	702

204	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Pardus Oil & Gas LLC, Cov-Lite PIK, Initial Term Loan, 2nd Lien
5.000%, 05/13/2022 (B)	$76	$—
Pardus Oil & Gas, Cov-Lite PIK, Term Loan A, 1st Lien
13.000%, VAR PIK Interest+13.000%, 11/12/2021 (B)(H)	147	13
Petco Animal Supplies, Cov-Lite, Term Loan B1, 1st Lien
4.311%, VAR LIBOR+3.000%, 01/26/2023	887	729
PetSmart, Cov-Lite, Term Loan B, 1st Lien
4.240%, VAR LIBOR+3.000%, 03/11/2022	670	565
PQ, Cov-Lite, Initial Term Loan, 1st Lien
4.562%, VAR LIBOR+3.250%, 11/04/2022	418	422
Quorum Health, Term Loan B, 1st Lien
8.067%, VAR LIBOR+6.750%, 04/29/2022	944	956
7.985%, VAR LIBOR+6.750%, 04/29/2022	25	25
Radio One, Term Loan B, 1st Lien
5.300%, VAR LIBOR+4.000%, 04/18/2023	657	644
Revlon Consumer Products, Term Loan B, 1st Lien
4.735%, VAR LIBOR+3.500%, 09/07/2023	672	601
Royal Holdings, Cov-Lite, Initial Term Loan, 2nd Lien
8.833%, VAR LIBOR+7.500%, 06/19/2023	176	176
Seadrill Partners Finco, Initial Term Loan, 1st Lien
4.333%, VAR LIBOR+3.000%, 02/21/2021	932	679
Sequa Mezzanine Holdings, Cov-Lite, Initial Term Loan, 1st Lien
6.814%, VAR LIBOR+5.500%, 11/28/2021	961	966
Sequa Mezzanine Holdings, Cov-Lite, Initial Term Loan, 2nd Lien
10.314%, VAR LIBOR+9.000%, 04/28/2022	863	883
Staples, Cov-Lite, Term Loan B, 1st Lien
5.310%, VAR LIBOR+4.000%, 09/12/2024	2,333	2,322
Steinway Musical Instruments, Initial Term Loan, 1st Lien
5.061%, 09/19/2019	940	912

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Syncreon Global Finance (US), Cov-Lite, Initial Term Loan, 1st Lien
5.485%, VAR LIBOR+4.250%, 10/28/2020	$680	$594
Syniverse Holdings, Initial Term Loan, 1st Lien
4.311%, VAR LIBOR+3.000%, 04/23/2019	2,728	2,636
Syniverse Holdings, Term Loan B, 1st Lien
4.333%, VAR LIBOR+3.000%, 04/23/2019	1,096	1,059
Toys ‘R’ US-Delaware, Cov-Lite, Initial Term Loan, 1st Lien
8.740%, VAR LIBOR+7.500%, 01/22/2019	232	234
Traverse Midstream Partners, Term Loan B, 1st Lien
5.330%, 09/27/2024	1,813	1,836
0.000%, 06/30/2018 (B)(H)(I)	910	910
Veritas US, Cov-Lite, Term Loan B1, 1st Lien
5.833%, VAR LIBOR+4.500%, 01/27/2023	3,073	3,100
Walter Investment Management, Initial Term Loan, 1st Lien
4.985%, VAR LIBOR+3.750%, 12/18/2020	874	801
Weight Watchers International, Cov-Lite, Term Loan B2, 1st Lien
4.550%, VAR LIBOR+3.250%, 04/02/2020	292	288
4.490%, VAR LIBOR+3.250%, 04/02/2020	159	156
Western Digital, Cov-Lite, Term Loan B2, 1st Lien
3.985%, VAR LIBOR+2.750%, 04/29/2023	1,191	1,197
Windstream Services, Term Loan B, 1st Lien
5.240%, VAR LIBOR+4.000%, 03/29/2021	1,371	1,220

Total Loan Participations
(Cost $136,847) ($ Thousands)		132,897

	Shares

COMMON STOCK — 1.2%
Amplify Energy *	100,766	1,033
Aspect Software, Cl CR1 *(B)(H)	27,500	282
Aspect Software, Cl CR2 *(B)(H)	11,134	114
Atlas Iron	242,063	3
Berry Pete *(B)	129,459	1,295
Berry Petroleum (Escrow Security) *(B)	3,278,000	—
Boart Longyear *	168,550,191	3,306
Cengage Learning Holdings II *	2,408	20

SEI Institutional Managed Trust / Annual Report / September 30, 2017	205

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CEVA Holdings *(B)	561	$224
CHC Group *	1,075	8
CUI Acquisition *(B)(H)	3	246
Energy & Exploration Partners *(B)	185	—
Global Aviation Holdings, Cl A *(B)	97,655	—
Halcon Resources *	68,040	463
Linn Energy *	25,722	921
Medical Card Systems *(B)	264,653	—
Midstates Petroleum *(H)	14,067	219
Mmodal *	42,430	962
NII Holdings *	51,236	24
Patterson-UTI Energy	51,454	1,077
Peabody Energy *	11,262	327
Peabody Energy (Escrow Security) *	420,000	—
Reichhold Industries *(B)(H)	1,427	1,063
Rue 21 *	55,057	189
SandRidge Energy *	3,800,163	947
TE Holdcorp *	50,160	132
Texas Competitive Electric Holdings (B)	361,919	380
Titan Energy *	22,243	100
UCI International Holdings *(B)(H)	27,268	518
Vistra Energy	361,919	6,764

Total Common Stock (Cost $19,046) ($ Thousands)		20,617

	Face Amount (Thousands)

MUNICIPAL BONDS — 0.6%

Connecticut — 0.2%
Mohegan Tribal, Finance Authority, RB (B) Callable 02/01/2023 @ 100
7.000%, 02/01/2045 (A)	$3,540	3,736

Puerto Rico — 0.2%
Commonwealth of Puerto Rico, Ser A, GO
5.250%, 07/01/2037 (E)	130	60
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2020 @ 100
8.000%, 07/01/2035 (E)	2,450	1,188
Commonwealth of Puerto Rico, Ser A, GO
5.125%, 07/01/2037 (E)	775	356
5.000%, 07/01/2041 (E)	705	316
Government Development Bank for Puerto Rico, Ser A, RB
4.375%, 02/01/2019 (E)	985	308
Government Development Bank for Puerto Rico, Ser A, RB (B)
5.500%, 08/01/2020 (E)	635	198
Government Development Bank for Puerto Rico, Ser B, RB
5.000%, 12/01/2016 (E)	360	112
4.704%, 05/01/2016 (E)	320	100

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Government Development Bank for Puerto Rico, Ser B, RB (B)
5.000%, 12/01/2017 (E)	$85	$27
Government Development Bank for Puerto Rico, Ser C, RB (B)
5.400%, 08/01/2019 (E)	265	83
Government Development Bank for Puerto Rico, Ser H, RB
5.000%, 08/01/2023 (E)	345	108

		2,856

Texas — 0.2%
Texas State, Public Finance Authority, RB (B) Callable 07/01/2019 @ 100
8.250%, 07/01/2024	3,220	3,367

Total Municipal Bonds (Cost $10,941) ($ Thousands)		9,959

CONVERTIBLE BONDS — 0.5%
CHC Group CV to 125.0000
0.000%, 10/01/2020	55	84
Cheniere Energy CV to 7.2265
4.250%, 03/15/2045	615	426
Chesapeake Energy CV to 116.7134
5.500%, 09/15/2026 (A)	602	552
Ensco Jersey Finance CV to 71.3343
3.000%, 01/31/2024 (A)	659	560
GenOn CV to 14.7167
0.000%, 06/15/2021 (B)(E)	2,200	–
Liberty Media CV to 16.7764
3.750%, 02/15/2030	4,070	2,869
Liberty Media CV to 22.94686
4.000%, 11/15/2029	1,656	1,175
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (A)	2,065	2,801
Mirabela Nickel CV to 5.9242
9.500%, 06/24/2019 (A)(B)(E)	1,541	139
Weatherford International CV to 129.1656
5.875%, 07/01/2021	267	292

Total Convertible Bonds (Cost $9,785) ($ Thousands)		8,898

	Shares

PREFERRED STOCK — 0.4%
Aspen Insurance Holdings, 5.950%	86,000	2,396
Berry Petroleum, 0.000% *(B)	196,693	2,262
CEVA Holdings, 0.000% *(B)	1,214	485
TE Holdcorp, 0.000% *	74,814	692

206	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Vici Properties, 12.000% *(B)(H)	11,652	$243

Total Preferred Stock (Cost $5,940) ($ Thousands)		6,078

	Number of Rights

RIGHTS — 0.0%
CZR - Senior Secured *‡‡(B)	447,084	557

Total Rights (Cost $—) ($ Thousands)		557

	Number of Warrants

WARRANTS — 0.0%
Jack Cooper Holdings, Expires 04/26/2027 Strike Price $– *(B)	2,496	–
Lion Holding Warrants, Cl A, Expires 12/30/2027 Strike Price $– *	1,575	–
Midstates Petroleum, Expires 04/21/2020 Strike Price $46 *(B)	9,541	1
SandRidge Energy, Expires 10/04/2022 Strike Price $41 *	7,382	6
SandRidge Energy, Expires 10/04/2022 Strike Price $42 *	3,108	2

Total Warrants (Cost $44) ($ Thousands)		9

	Shares

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
1.110% **†(J)	6,096	6

Total Affiliated Partnership (Cost $6) ($ Thousands)		6

CASH EQUIVALENT — 4.9%
SEI Daily Income Trust, Government Fund, Cl F
0.840%**†	81,200,142	81,200

Total Cash Equivalent (Cost $81,200) ($ Thousands)		81,200

Total Investments in Securities — 99.8% (Cost $1,621,948) ($ Thousands)		$1,654,771

SEI Institutional Managed Trust / Annual Report / September 30, 2017	207

SCHEDULE OF INVESTMENTS

September 30, 2017

High Yield Bond Fund (Concluded)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2017 is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
CDX.NA.HY.27	Sell	5.00%	Quarterly	12/20/2021	$(850)	$66	$54	$12
CDX.NA.HY.28	Sell	5.00%	Quarterly	06/20/2022	(11,529)	902	831	71

						$968	$885	$83

A list of the open OTC swap agreements held by the Fund at September 30, 2017 is as follows:

Total Return Swap
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Bank of America	IBOXHY	IBOXHY	3-Month USD -LIBOR	Quarterly	12/20/2017	USD	20,200	$(341)	$26	$(367)

Percentages are based on Net Assets of $1,657,714 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $807,197 ($ Thousands), representing 48.7% of the Net Assets of the Fund.
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Securities considered illiquid. The total value of such securities as of September 30, 2017 was $0 ($ Thousands) and represented –% of the Net Assets of the Fund.
(D)	Securities considered restricted. The total market value of such securities as of September 30, 2017 was $0 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.
(E)	Security is in default on interest payment.
(F)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on September 30, 2017. The coupon on a step bond changes on a specified date.
(G)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $1 ($ Thousands).
(H)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2017 was $17,862 ($ Thousands) and represented 1.1% of the Net Assets of the Fund.
(I)	Unsettled bank loan. Interest rate not available.
(J)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $6 ($ Thousands).
(K)	Represents a security which has additional commitments and contingencies. Principal amount and value excludes unfunded commitments.

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

GO — General Obligation

ICE — Intercontinental Exchange

L.P. — Limited Partnership

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

OTC — Over-the-counter

PIK — Payment-in-Kind

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate Security

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Obligations	$–	$1,233,486	$5,764	$1,239,250
Asset-Backed Securities	–	1,621	153,679	155,300
Loan Participations	–	117,415	15,482	132,897
Common Stock	11,042	5,453	4,122	20,617
Municipal Bonds	–	2,448	7,511	9,959
Convertible Bonds	–	8,759	139	8,898
Preferred Stock	2,396	692	2,990	6,078
Rights	–	–	557	557
Warrants	–	8	1	9
Affiliated Partnership	–	6	–	6
Cash Equivalent	81,200	–	–	81,200

Total Investments in Securities	$94,638	$1,369,888	$190,245	$1,654,771

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	$—	$83	$—	$83
OTC Swap
Total Return Swap *
Unrealized Depreciation	—	(367)	—	(367)

Total Other Financial Instruments	$—	$(284)	$—	$(284)

* Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

208	SEI Institutional Managed Trust / Annual Report / September 30, 2017

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Asset-Backed Securities	Investments in Loan Participations	Investments in Common Stock	Investments in Municipal Bonds	Investments in Convertible Bonds	Investments in Preferred Stock	Investments in Rights	Investments in Warrants
Balance as of October 1, 2016	$5,566	$162,028	$13,534	$2,338	$7,946	$432	$425	$—	$5
Accrued discounts/premiums	(63)	104	(141)	—	—	(2)	—	—	—
Realized gain/(loss)	36	17,367	33	(2,358)	47	—	—	—	(14)
Change in unrealized appreciation/ (depreciation)	(258)	13,309	535	2,749	(13)	(291)	113	—	10
Purchases	21	38,580	724	396	—	—	190	—	—
Sales	(1,549)	(76,009)	(1,472)	—	(876)	—	—	—	—
Net transfer into Level 3	2,011	—	10,814	1,676	407	—	2,262	557	—
Net transfer out of Level 3	—	(1,700)	(8,545)	(679)	—	—	—	—	—

Ending Balance as of September 30, 2017	$5,764	$153,679	$15,482	$4,122	$7,511	$139	$2,990	$557	$1

Changes in unrealized gains/(losses)included in earnings related to securities still held at reporting date	$5,566	$162,028	$13,534	$2,338	$7,946	$432	$425	$557	$1

(1) Of the $190,245 ($ Thousands) in Level 3 securities as of September 30, 2017, $4,784 ($ Thousands) or 0.3% of Net Assets are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income

SEI Liquidity Fund, L.P.	$6	$—	$—	$—	$—	$6	$—
SEI Daily Income Trust, Government Fund, CI F	51,074	959,537	(929,411)	—	—	81,200	333

Totals	$51,080	$959,537	$(929,411)	$—	$—	$81,206	$333

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	209

SCHEDULE OF INVESTMENTS

September 30, 2017

Conservative Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER — 58.4%

Banks — 18.7%
Bank of Nova Scotia
1.652%, 07/06/2018 (A)(B)	$2,000	$1,975
Commonwealth Bank of Australia
1.660%, 12/08/2017 (B)	2,000	2,001
DBS Bank
1.314%, 11/15/2017 (A)(B)	3,000	2,995
1.170%, 10/05/2017 (A)(B)	2,500	2,500
DNB Bank
1.337%, 01/19/2018 (B)	3,000	3,000
1.130%, 10/02/2017 (A)(B)	3,000	3,000
Federation des Caisses Desjardins du Quebec
1.170%, 10/03/2017 (A)(B)	7,000	6,999
1.070%, 10/02/2017 (A)(B)	1,500	1,500
Macquarie Bank
1.347%, 10/04/2017 (A)(B)	4,000	3,999
Oversea-Chinese Banking
1.501%, 03/28/2018 (B)	1,000	1,000
1.375%, 11/10/2017 (B)	4,000	4,001
United Overseas Bank
1.400%, 02/20/2018 (A)(B)	2,500	2,486
1.399%, 02/09/2018 (A)(B)	2,000	1,990
1.364%, 01/11/2018 (A)(B)	2,000	1,992

		39,438

Energy — 1.0%
Duke Energy
1.320%, 10/05/2017 (A)(B)	2,000	2,000

Financial — 37.0%
Albion Capital
1.220%, 10/06/2017 (A)	2,250	2,249
American Honda Finance
1.315%, 10/24/2017 (A)	4,000	3,997
BNZ International Funding
1.717%, 02/01/2018 (A)(B)	3,000	3,004
CAFCO
1.260%, 12/05/2017 (A)(B)	1,151	1,148
CDP Financial
1.461%, 01/10/2018 (A)(B)	5,000	4,982
1.460%, 01/22/2018 (A)(B)	2,500	2,490
Charta
1.304%, 11/07/2017 (A)(B)	4,450	4,444

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
Collateralized Commercial Paper Co LLC
1.387%, 02/21/2018	$4,500	$4,501
CRC Funding
1.304%, 11/28/2017 (A)(B)	4,000	3,992
Crown Point Capital
1.150%, 10/02/2017 (A)(B)	6,000	5,999
Enterprise Products Operating
1.380%, 10/05/2017 (A)(B)	2,000	2,000
Fairway Finance
1.314%, 12/08/2017 (A)(B)	4,000	3,990
JPMorgan Securities
1.483%, 02/23/2018 (A)	3,000	2,983
Jupiter Securitization
1.190%, 10/02/2017 (A)(B)	4,000	4,000
Manhattan Asset Funding
1.452%, 01/26/2018 (A)(B)	1,000	995
Old Line Funding
1.294%, 11/20/2017 (A)(B)	4,000	3,993
1.293%, 10/03/2017 (A)(B)	3,095	3,094
Southern California Edison
1.220%, 10/06/2017 (A)(B)	2,000	1,999
Suncorp-Metway
1.471%, 02/05/2018 (A)(B)	2,500	2,487
1.471%, 02/13/2018 (A)(B)	1,900	1,889
1.348%, 10/30/2017 (A)(B)	4,000	3,996
Thunder Bay Funding
1.253%, 11/06/2017 (A)(B)	5,000	4,993
Victory Receivables
1.070%, 10/02/2017 (A)(B)	4,680	4,680

		77,905

Industrial & Other Commercial Paper — 1.7%
Toyota Credit Canada
1.410%, 12/07/2017	3,500	3,492

Total Commercial Paper (Cost $122,828) ($ Thousands)		122,835

CORPORATE OBLIGATIONS — 6.2%

Consumer Discretionary — 2.8%
Jets Stadium Development
1.250%, 04/01/2047	4,000	4,000
Toyota Motor Credit MTN
1.566%, VAR ICE LIBOR USD 3 Month+0.250%, 12/05/2017	2,000	2,001

		6,001

Financials — 3.4%
Canadian Imperial Bank of Commerce
1.863%, VAR ICE LIBOR USD 3 Month+0.550%, 10/23/2017	2,500	2,501

210	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Metropolitan Life Global Funding
1.500%, 01/10/2018 (B)	$3,000	$3,000
TD Bank
1.756%, VAR ICE LIBOR USD 1 Month+0.520%, 11/22/2017	1,700	1,701

		7,202

Total Corporate Obligations (Cost $13,201) ($ Thousands)		13,203

MUNICIPAL BOND — 0.5%

New Jersey — 0.5%
RBC Municipal Products Trust, Ser E-82, RB,
Callable 10/25/2017 @ 100
1.230%, 12/17/2018 (B)(C)(D)	1,000	1,000

Total Municipal Bond (Cost $1,000) ($ Thousands)		1,000

CERTIFICATES OF DEPOSIT — 33.0%
Bank of Nova Scotia
1.711%, 11/01/2017 (B)	2,000	2,001
1.474%, 10/17/2018	2,000	2,000
Bank of Tokyo-Mitsubishi UFJ NY
1.520%, 11/06/2017	3,000	3,001
Canadian Imperial Bank of Commerce
1.787%, 12/01/2017	1,500	1,500
1.444%, 07/16/2018	2,500	2,500
Commonwealth Bank of Australia
1.664%, 02/09/2018 (B)	1,000	1,001
1.644%, 02/15/2018 (B)	1,500	1,502
Mitsubishi UFJ Trust & Banking
1.436%, 02/13/2018	2,000	2,001
National Australia Bank
1.656%, 12/06/2017 (B)	4,000	4,003
Norinchukin Bank
1.500%, 10/27/2017	1,200	1,201
1.486%, 10/13/2017	1,700	1,700
1.415%, 03/09/2018	2,000	2,000
Oversea Chinese Banking
1.310%, 11/02/2017	2,500	2,500
Royal Bank of Canada NY
1.581%, 03/07/2018	2,000	2,002
1.477%, 04/19/2018	3,500	3,502
1.434%, 07/16/2018	1,000	1,000
Sumitomo Mitsui Banking
1.531%, 10/04/2017	1,500	1,500
1.516%, 11/20/2017	2,000	2,001
1.416%, 11/22/2017	4,000	4,001

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CERTIFICATES OF DEPOSIT (continued)
Sumitomo Mitsui Trust Bank Limited
1.517%, 11/21/2017	$4,000	$4,001
1.437%, 01/19/2018	5,000	5,001
Swedbank AB
1.130%, 10/04/2017	7,000	7,000
Toronto-Dominion Bank
1.467%, 09/25/2018 (B)	1,000	1,000
Toronto-Dominion Bank MTN
1.576%, 03/13/2018	2,500	2,503
1.400%, 12/08/2017	2,000	2,000
Toyota Motor Credit
1.437%, 03/14/2018	2,000	2,001
1.437%, 05/22/2018	1,000	1,000
Westpac Banking
1.657%, 10/20/2017 (B)	2,000	2,001
1.427%, 09/14/2018 (B)	1,000	1,000
1.230%, 01/09/2018	1,000	1,001

Total Certificates of Deposit (Cost $69,400) ($ Thousands)		69,424

	Shares

CASH EQUIVALENT — 0.0%
SEI Daily Income Trust, Government Fund, Cl F
0.840%**†	1,719	2

Total Cash Equivalent (Cost $2) ($ Thousands)		2

	Face Amount (Thousands)

REPURCHASE AGREEMENTS — 1.9%
Goldman Sachs & Co
1.020%, dated 9/29/2017, to be repurchased on 10/02/2017, repurchase price $2,000,170 (collateralized by various FNMA & GNMA obligations, par value $100,000 - $3,800,000, 3.500% -6.000%, 4/25/2047 - 6/15/2019; total market value $2,040,041) (E)	$2,000	2,000

SEI Institutional Managed Trust / Annual Report / September 30, 2017	211

SCHEDULE OF INVESTMENTS

September 30, 2017

Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENTS (continued)
TD Securities
1.060%, dated 9/29/2017, to be repurchased on 10/02/2017, repurchase price $2,000,177 (collateralized by a U.S. Treasury Note, par value $2,046,000, 0.000%, 12/26/2017; total market value $2,040,803) (E)	2,000	$2,000

Total Repurchase Agreements (Cost $4,000) ($ Thousands)		4,000

Total Investments in Securities — 100.0% (Cost $210,431) ($ Thousands)		$210,464

Percentages are based on Net Assets of $210,424 ($ Thousands).
**	Rate shown is the 7-day effective yield as of September 30, 2017.
†	Investment in Affiliated Security (see Note 6).
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $122,121 ($ Thousands), representing 58.0% of the Net Assets of the Fund.
(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2017.
(D)	Securities are held in connection with a letter of credit issued by a major bank.
(E)	Tri-Party Repurchase Agreement.

Cl — Class

FNMA — Federal National Mortgage Association

GNMA —Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

RB — Revenue Bond

Ser —Series

Var — Variable Rate

USD —United States Dollar

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Commercial Paper	$–	$122,835	$–	$122,835
Corporate Obligations	–	13,203	–	13,203
Municipal Bond	–	1,000	–	1,000
Certificates of Deposit	–	69,424	–	69,424
Cash Equivalent	2	–	–	2
Repurchase Agreements	–	4,000	–	4,000

Total Investments in Securities	$2	$210,462	$–	$210,464

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$ 51	$ 53,428	$ (53,477)	$ –	$ –	$ 2	$ 1

The accompanying notes are an integral part of the financial statements.

212	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Free Conservative Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 93.6%

Alaska — 3.0%
Alaska State, Housing Finance Authority, Ser B, RB
Callable 10/05/2017 @ 100
0.940%, 12/01/2041 (A)	$5,000	$5,000

California — 0.2%
Palm Desert, Redevelopment Agency Successor, Ser A, TA
2.000%, 10/01/2017	400	400

Connecticut — 3.1%
Connecticut State, Housing Finance Authority, Mortgage Finance Program, Sub-Ser A-3, RB
Callable 10/04/2017 @ 100
0.940%, 11/15/2045 (A)	1,150	1,150
Connecticut State, Housing Finance Authority, Mortgage Finance Program, Sub-Ser C-3, RB
Callable 10/04/2017 @ 100
0.940%, 11/15/2045 (A)	1,000	1,000
Connecticut State, Ser C, RB
Callable 10/04/2017 @ 100
1.050%, 05/15/2034 (A)	2,000	2,000
Connecticut State, Ser F, GO
4.000%, 11/15/2017	1,000	1,004

		5,154

District of Columbia — 2.5%
District of Columbia, Community Connections Real Estate Foundation Project, Ser A, RB
Callable 11/01/2017 @ 100
0.990%, 07/01/2032 (A)(B)	2,500	2,500
District of Columbia, Georgetown University Project, RB
Callable 10/04/2017 @ 100
0.930%, 04/01/2041 (A)(B)	540	540
District of Columbia, Medlantic/Helix Project, Ser A, RB
Callable 11/01/2017 @ 100
0.930%, 08/15/2038 (A)(B)	1,100	1,100

		4,140

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Florida — 7.8%
Escambia County, Health Facilities Authority, Azalea Trace Project, Ser B, RB, AGC
Callable 11/01/2017 @ 100
1.020%, 11/15/2029 (A)	$600	$600
JEA, Electric System Revenue, Ser 2008A, RB
Callable 10/04/2017 @ 100
0.960%, 10/01/2036 (A)	1,150	1,150
JEA, Electric System Revenue, Sub-Ser A, RB
2.000%, 10/01/2017	500	500
Miami-Dade County, Industrial Development Authority, Dave and Mary Alper Jewish Community Center Project, RB
Callable 10/04/2017 @ 100
0.930%, 04/01/2032 (A)(B)	5,695	5,695
Miami-Dade, Water & Sewer Authority, Ser B, RB
0.873%, 11/21/2017	5,000	4,999
Monroe County, School District, RB
2.000%, 10/01/2017	100	100

		13,044

Georgia — 1.4%
Georgia State, Municipal Electric Authority, Project One, Sub-Ser B, RB
Callable 10/04/2017 @ 100
0.940%, 01/01/2048 (A)(B)	2,300	2,300

Illinois — 4.2%
Elmhurst, Industrial Development Revenue Authority, Randall Manufacturing Production Project, AMT, RB
1.390%, 02/01/2027 (A)(B)	1,565	1,565
Illinois State, Finance Authority, Advocate Healthcare Network Project, Ser B, RB
Callable 10/04/2017 @ 100
0.930%, 11/01/2038 (A)	3,000	3,000
Saint Clair County, McKendree College Project, RB
Callable 11/01/2017 @ 100
1.030%, 06/01/2034 (A)(B)	1,180	1,180
Tender Option Bond Trust Receipts, Ser 2017- XG0133, RB
0.980%, 08/16/2018 (A)(C)	1,300	1,300

		7,045

Indiana — 6.8%
Elkhart County, Multi-Family Housing Authority, Ashton Pines Apartments Project, Ser A, RB
Callable 10/04/2017 @ 100
0.960%, 09/01/2043 (A)(B)	4,100	4,100

SEI Institutional Managed Trust / Annual Report / September 30, 2017	213

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Free Conservative Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Indiana State, Finance Authority, Goodwill Industries of Central Indiana Project, RB
Callable 10/04/2017 @ 100
0.970%, 12/01/2036 (A)(B)	$800	$800
Indiana State, Finance Authority, RB
Callable 10/04/2017 @ 100
0.930%, 02/01/2039 (A)	6,400	6,400

		11,300

Iowa — 6.8%
Iowa State, Finance Authority, Cedarwood Hills Project, Ser A, RB
Callable 11/01/2017 @ 100
0.950%, 05/01/2031 (A)	3,000	3,000
Iowa State, Finance Authority, Midwestern Disaster Area Economic Development, CJ Bio America Project, RB
Callable 10/04/2017 @ 100
1.280%, 04/01/2022 (A)(B)	4,300	4,300
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, RB
Callable 11/01/2017 @ 100
0.960%, 09/01/2036 (A)	1,500	1,500
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, Ser B, RB
Callable 10/04/2017 @ 100
0.960%, 05/01/2023 (A)	2,500	2,500

		11,300

Kansas — 1.4%
Manhattan, Industrial Development Authority, Florence Kansas Project, AMT, RB
Callable 10/04/2017 @ 100
0.980%, 04/01/2028 (A)(B)	2,400	2,400

Kentucky — 3.6%
Louisville & Jefferson County, Metropolitan Sewer District, RB
3.500%, 11/15/2017	6,000	6,017

Louisiana — 1.6%
Ascension Parish, Industrial Development Board, BASF Project, RB
Callable 11/01/2017 @ 100
1.040%, 10/01/2039 (A)	2,000	2,000
Louisiana State, Public Facilities Authority, Air Products and Chemicals Project, RB
0.940%, 08/01/2050 (A)	700	700

		2,700

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Maryland — 1.2%
Maryland State, Community Development Administration, Department of Housing and Community Development, Crusader Arms Apartments Project, Ser D, RB
Callable 11/01/2017 @ 100
1.000%, 02/01/2041 (A)	$1,070	$1,070
Maryland State, Economic Development Authority, Academy of Sciences Project, RB
1.030%, 04/01/2033 (A)(B)	1,000	1,000

		2,070

Massachusetts — 4.1%
Massachusetts State, Department of Transportation, Metropolitan Highway System, Commonwealth Contract Assistance, Ser A-1, RB
Callable 10/04/2017 @ 100
0.930%, 01/01/2029 (A)	1,300	1,300
Massachusetts State, Water Resources Authority, Sub-Ser A-3, RB
Callable 10/04/2017 @ 100
0.930%, 08/01/2037 (A)	1,600	1,600
Quincy, BAN, GO
2.000%, 01/19/2018	2,000	2,006
Scituate, BAN, GO
2.000%, 02/02/2018	2,000	2,008

		6,914

Michigan — 2.8%
Michigan State, Building Authority, Multi- Model Facilities Program, Ser I, RB
0.970%, 10/15/2043 (A)(B)	2,000	2,000
Michigan State, Finance Authority, Higher Education Facilities, University of Detroit Mercy Project, RB
Callable 10/04/2017 @ 100
1.050%, 11/01/2040 (A)(B)	1,960	1,960
Michigan State, Strategic Fund, Kay Screen Printing Project, AMT, RB
1.110%, 05/01/2020 (A)(B)	800	800

		4,760

Minnesota — 1.2%
RBC Municipal Products Trust, Ser E-89, RB
Callable 11/06/2017 @ 100
0.970%, 07/01/2018 (A)(B)(C)	2,000	2,000

Mississippi — 1.0%
Jackson County, Chevron USA Project, RB
Callable 11/01/2017 @ 100
0.940%, 06/01/2023 (A)	500	500

214	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Mississippi State, Business Finance, Chevron USA Project, Ser G, RB
Callable 11/01/2017 @ 100
0.960%, 11/01/2035 (A)	$900	$900
Mississippi State, Development Bank, Mississippi Highway Construction Project, RB
2.000%, 01/01/2018	250	251

		1,651

Missouri — 1.4%
Kansas City, Special Obligation, H Roe Bartle Project, Ser E, RB
Callable 10/04/2017 @ 100
0.960%, 04/15/2034 (A)(B)	2,300	2,300

New Jersey — 3.6%
Burlington County, Bridge Commission, Ser 2016, RB
2.000%, 11/16/2017	5,000	5,006
Passaic County, BAN, Ser A, GO
2.000%, 12/11/2017	1,000	1,002

		6,008

New York — 13.3%
Albany, Industrial Development Agency, Medical Center Hospital Project, Ser A, RB
Callable 10/04/2017 @ 100
0.990%, 07/01/2035 (A)(B)	5,000	5,000
New York City, Housing Development Authority, Hewitt House Apartments Project, Ser A, RB
Callable 10/04/2017 @ 100
0.920%, 11/01/2048 (A)(B)	2,000	2,000
New York City, Municipal Water Finance Authority, Water and Sewer System, RB
Callable 10/04/2017 @ 100
0.980%, 06/15/2048 (A)	200	200
New York City, Sub-Ser J-8-R, GO
Callable 11/06/2017 @ 100
1.000%, 08/01/2021 (A)(B)	5,000	5,000
New York State, Housing Finance Agency, 600 W. 42nd Street Project, Ser A, RB
Callable 10/04/2017 @ 100
0.910%, 05/15/2041 (A)(B)	4,500	4,500
Oswego County, Industrial Development Agency, O.H. Properties Project, Ser A, RB
Callable 10/04/2017 @ 100
1.190%, 06/01/2024 (A)(B)	835	835
Tender Option Bond Trust Receipts, Ser 2017- XF0550, RB
Callable 02/15/2027 @ 100
0.990%, 02/15/2042 (A)(C)	2,000	2,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Triborough, Bridge & Tunnel Authority, Ser C, RB
Callable 10/04/2017 @ 100
0.960%, 01/01/2032 (A)(B)	$1,250	$1,250
Westchester County, Industrial Development Authority, Northern West Chester Hospital Project, RB
Callable 10/04/2017 @ 100
0.940%, 11/01/2024 (A)(B)	1,400	1,400

		22,185

Ohio — 3.7%
Avon City, Municipal Recreation Facility, GO
2.000%, 09/06/2018	1,000	1,008
Cuyahoga County, Oakwood Village, Various Purpose, BAN, GO
2.125%, 09/20/2018	600	606
Franklin County, HealthCare Facilities Refunding and Improvement Authority, Ohio Presbyterian Retirement Services Project, RB
Callable 10/05/2017 @ 100
0.970%, 07/01/2035 (A)(B)	300	300
Franklin County, Hospital Revenue Authority, Nationwide Hospital Project, Ser B, RB
Callable 10/05/2017 @ 100
0.920%, 11/01/2040 (A)	100	100
Hamilton County, HealthCare Facilities Authority, Children’s Home Project, RB
Callable 10/04/2017 @ 100
0.940%, 03/01/2033 (A)(B)	1,000	1,000
Hamilton, Multi-Family Housing Authority, Affordable Housing Project, Ser B, RB
Callable 10/04/2017 @ 100
1.040%, 01/01/2035 (A)(B)	1,694	1,694
Kirtland, BAN, Various Purpose, Ser-2017, GO
2.000%, 06/21/2018	500	503
Ohio State University, Ser B-1, RB
Callable 11/01/2017 @ 100
0.900%, 12/01/2034 (A)	500	500
Woodmere Village, Various Purpose, BAN, GO
2.000%, 10/03/2018	495	499

		6,210

Oregon — 0.3%
Oregon State, Veterans’ Welfare Bonds, GO
Callable 10/11/2017 @ 100
0.920%, 06/01/2040 (A)	500	500

SEI Institutional Managed Trust / Annual Report / September 30, 2017	215

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Free Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Pennsylvania — 1.6%
Montgomery County, Industrial Development Authority, Acts Retirement Life Communities, RB, AGC
Callable 11/01/2017 @ 100
1.020%, 11/15/2029 (A)	$2,000	$2,000
Philadelphia, Gas Works Authority, Ser D, RB Callable 11/01/2017 @ 100
0.940%, 08/01/2031 (A)(B)	600	600

		2,600

Rhode Island — 0.6%
Cranston, Ser 1, BAN, GO
2.000%, 09/06/2018	1,000	1,008

Tennessee — 5.9%
Clarksville, Public Building Authority, Pooled Financing, RB
Callable 11/01/2017 @ 100
1.040%, 06/01/2029 (A)(B)	4,300	4,300
Shelby County, Health Educational & Housing Facilities Authority, Providence Place Apartments Project, RB
Callable 10/05/2017 @ 100
0.960%, 12/15/2042 (A)(B)	5,500	5,500

		9,800

Texas — 6.6%
Harris County, Health Facilities Development, Methodist Hospital Systems Project, RB
Callable 10/04/2017 @ 100
0.980%, 12/01/2041 (A)	800	800
Port of Port Arthur, Navigation District, Total Petrochemicals Project, RB
Callable 12/01/2017 @ 100
1.000%, 03/01/2039 (A)	5,300	5,300
Texas State, RB
4.000%, 08/30/2018	2,000	2,054
Texas State, Veterans Bonds, GO
Callable 11/01/2017 @ 100
0.960%, 12/01/2047 (A)	2,800	2,800

		10,954

Virginia — 2.4%
Albemarle County, Industrial Development Authority, Jefferson Scholars Foundation Project, RB
Callable 10/04/2017 @ 100
1.050%, 10/01/2037 (A)(B)	2,000	2,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Lexington, Industrial Development Authority, Washington & Lee University Project, RB
Callable 10/04/2017 @ 100
0.920%, 01/01/2035 (A)	$1,000	$1,000
Loudoun County, Economic Development Authority, Loudoun County Roads and Public Facilities Project, RB
5.000%, 12/01/2017	1,000	1,007

		4,007

Washington — 0.2%
King & Pierce County, Auburn School District No. 408, GO
3.000%, 12/01/2017	400	401

Wisconsin — 1.3%
Oshkosh, Industrial Development Authority, Oshkosh Coil Spring Project, Ser A, AMT, RB
Callable 10/04/2017 @ 100
1.110%, 12/01/2020 (A)(B)	700	700
Wisconsin State, Housing & Economic Development Authority, Ser C, RB
Callable 10/04/2017 @ 100
0.940%, 03/01/2031 (A)	1,400	1,400

		2,100

Total Municipal Bonds (Cost $156,274) ($ Thousands)		156,268

TAX-EXEMPT COMMERCIAL PAPER — 6.6%
Fort Bend, Independent School District
0.860%, 10/06/2017	2,000	2,000
Harris County
0.970%, 12/01/2017	3,000	3,000
Houston
0.950%, 10/25/2017	5,000	5,000
Nashville & Davidson County, Metropolitan Government
0.950%, 10/11/2017	1,000	1,000

Total Commercial Paper (Cost $11,000) ($ Thousands)		11,000

Total Investments in Securities — 100.2% (Cost $167,274) ($ Thousands)		$167,268

Percentages are based on Net Assets of $167,001 ($ Thousands).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

216	SEI Institutional Managed Trust / Annual Report / September 30, 2017

(B)	Securities are held in connection with a letter of credit issued by a major bank.
(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $5,300 ($ Thousands), representing 3.2% of the Net Assets of the Fund.

AGC — Assured Guaranty Corporation

AMT — Alternative Minimum Tax

BAN — Bond Anticipation Note

GO — General Obligation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

As of September 30, 2017, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	217

SCHEDULE OF INVESTMENTS

September 30, 2017

Real Return Fund

† Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.7%
U.S. Treasury Inflation Protected Securities
2.125%, 01/15/2019	$9,210	$9,497
1.875%, 07/15/2019	10,485	10,923
1.375%, 01/15/2020	12,740	13,197
1.250%, 07/15/2020	19,656	20,484
1.125%, 01/15/2021	22,491	23,386
0.625%, 07/15/2021	23,881	24,545
0.125%, 04/15/2019	32,881	33,003
0.125%, 04/15/2020	32,895	33,057
0.125%, 04/15/2021	28,601	28,690
0.125%, 01/15/2022	26,380	26,463
0.125%, 04/15/2022	18,952	18,951
0.125%, 07/15/2022	27,466	27,598

Total U.S. Treasury Obligations (Cost $269,848) ($ Thousands)		269,794

	Shares

CASH EQUIVALENT — 0.2%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	570,155	570

Total Cash Equivalent (Cost $570) ($ Thousands)		570

Total Investments in Securities — 99.9% (Cost $270,418) ($ Thousands)		$270,364

Percentages are based on Net Assets of $270,538 ($ Thousands).

**	Rate shown is the 7-day effective yield as of September 30, 2017.

†	Investment in Affiliated Security (see Note 6).

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$–	$269,794	$–	$269,794
Cash Equivalent	570	–	–	570

Total Investments in Securities	$570	$269,794	$–	$270,364

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

Cl — Class

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$ 5,456	$ 47,190	$ (52,076)	$ –	$ –	$ 570	$ 5

The accompanying notes are an integral part of the financial statements.

218	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Dynamic Asset Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.4%

Consumer Discretionary — 11.4%
Amazon.com, Cl A*	1.7%	13,736	$13,205
Comcast, Cl A	0.8	161,980	6,233
Home Depot	0.9	40,582	6,638
McDonald’s	0.5	27,907	4,372
Walt Disney	0.7	53,181	5,242
Other Securities	6.8		52,425

			88,115

Consumer Staples — 7.9%
Altria Group	0.5	66,169	4,196
Coca-Cola	0.8	132,182	5,949
PepsiCo	0.7	49,140	5,476
Philip Morris International	0.8	53,637	5,954
Procter & Gamble	1.0	87,609	7,971
Wal-Mart Stores	0.5	50,676	3,960
Other Securities	3.6		27,643

			61,149

Energy — 5.9%
Chevron	1.0	65,126	7,652
ExxonMobil	1.6	145,700	11,944
Schlumberger, Cl A	0.4	47,637	3,323
Other Securities	2.9		22,313

			45,232

Financials — 14.0%
Bank of America	1.1	337,645	8,556
Berkshire Hathaway, Cl B*	1.6	66,130	12,123
Citigroup	0.9	93,845	6,826
JPMorgan Chase	1.5	121,017	11,558
Wells Fargo	1.1	154,033	8,495
Other Securities	7.8		59,810

			107,368

Health Care — 13.8%
Abbott Laboratories	0.4	59,824	3,192
AbbVie	0.6	55,025	4,890
Amgen, Cl A	0.6	25,163	4,692
Bristol-Myers Squibb	0.5	56,538	3,604
Celgene, Cl A*	0.5	26,794	3,907

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gilead Sciences	0.5%	44,813	$3,631
Johnson & Johnson	1.6	92,544	12,032
Medtronic	0.5	46,941	3,651
Merck	0.8	94,066	6,023
Pfizer	0.9	205,157	7,324
UnitedHealth Group	0.8	33,411	6,544
Other Securities	6.1		46,676

			106,166

Industrials — 10.1%
3M	0.6	20,526	4,308
Boeing	0.6	19,209	4,883
General Electric	0.9	298,093	7,208
Honeywell International	0.5	26,152	3,707
Union Pacific	0.4	27,819	3,226
Other Securities	7.1		54,455

			77,787

Information Technology — 22.4%
Alphabet, Cl A*	1.3	10,269	9,999
Alphabet, Cl C*	1.3	10,393	9,968
Apple	3.5	177,930	27,423
Broadcom	0.4	14,075	3,414
Cisco Systems	0.7	171,972	5,783
Facebook, Cl A*	1.8	81,471	13,921
Intel	0.8	161,897	6,165
International Business Machines	0.6	29,868	4,333
Mastercard, Cl A	0.6	32,182	4,544
Microsoft	2.6	265,396	19,769
Nvidia	0.5	20,748	3,709
Oracle, Cl B	0.6	104,333	5,045
Visa, Cl A	0.9	63,032	6,634
Other Securities	6.8		52,025

			172,732

Materials — 2.9%
DowDuPont	0.7	80,375	5,564
Other Securities	2.2		16,548

			22,112

Real Estate — 2.9%
Other Securities ‡	2.9		22,084

Telecommunication Services — 2.1%
AT&T	1.1	211,803	8,296
Verizon Communications	0.9	140,198	6,938
Other Securities	0.1		893

			16,127

SEI Institutional Managed Trust / Annual Report / September 30, 2017	219

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Dynamic Asset Allocation Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 3.0%
Other Securities	3.0%		$22,998

Total Common Stock (Cost $609,860) ($ Thousands)			741,870

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Total Investments in Securities — 96.4% (Cost $609,860)($ Thousands)			$741,870

PURCHASED OPTION * — 0.1%
Total Purchased Option (A) (Cost $1,525) ($ Thousands)			$883

WRITTEN OPTION * — (0.1)%
Total Written Option (A) (Premiums Received $781) ($ Thousands)			$(425)

A list of the exchange traded option contracts held by the Fund at September 30, 2017, is as follows:

Description	Number of Contracts	Notional Amount ($ Thousands)	Exercise Price	Expiration Date	Value ($ Thousands)

PURCHASED OPTION — 0.1%

Put Options
December 2017, S&P 500 Index Option Put*	607	$ 1,525	$2,370	12/18/17	$883

WRITTEN OPTION — (0.1)%

Put Options
December 2017, S&P 500 Index Option Put*	(607)	(781)	2,250	12/18/17	$(425)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
CAC40 10 Euro Index	494	Oct-2017	$30,425	$31,107	$1,097
DAX Index	82	Dec-2017	30,543	31,016	887
IBEX 35 Index	242	Oct-2017	29,704	29,556	81
IBEX Index	9	Oct-2017	1,098	1,099	1
S&P 500 Index E-MINI	(1,138)	Dec-2017	(140,300)	(143,166)	(2,866)
TOPIX Index	518	Dec-2017	75,163	77,080	3,851

			$26,633	$26,692	$3,051

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/09/18	USD	108,224	INR	7,163,322	$68
Bank of America	10/11/17 - 01/09/18	USD	115,594	INR	7,541,322	(405)
Bank of America	10/11/17	INR	7,163,322	USD	109,264	(211)
Bank of America	01/09/18	SAR	143,858	USD	38,051	(303)
Bank of Montreal	10/11/17	SGD	570	USD	420	1
Bank of Montreal	10/11/17	USD	5,562	JPY	621,866	(34)
Bank of Montreal	01/09/18	JPY	614,025	USD	5,516	31
Barclays PLC	10/11/17	SGD	201	USD	146	(2)
BNP Paribas	10/11/17	USD	601	JPY	66,154	(13)
Citigroup	10/11/17	SGD	141	USD	104	—
Credit Suisse First Boston	01/09/18	EUR	2,798	USD	3,326	(1)
Goldman Sachs	10/11/17	USD	2,507	EUR	2,125	7

220	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	10/11/17 - 01/09/18	EUR	7,613	USD	8,777	$(242)
Goldman Sachs	10/11/17 - 01/09/18	JPY	832,633	USD	7,455	35
HSBC	01/09/18	SGD	743	USD	548	—
JPMorgan Chase Bank	10/11/17	USD	1,490	EUR	1,252	(9)
JPMorgan Chase Bank	10/11/17	JPY	266,622	USD	2,386	16
Morgan Stanley	10/11/17	USD	18,588	TWD	562,651	(30)
Morgan Stanley	10/11/17 - 01/09/18	TWD	583,761	USD	19,390	57
Morgan Stanley	10/11/17 - 01/09/18	TWD	561,841	USD	18,468	(65)
Standard Chartered	10/11/17	USD	1,796	EUR	1,565	55
Standard Chartered	10/11/17	USD	73,765	KRW	83,932,360	(450)
Standard Chartered	10/11/17 - 01/09/18	KRW	167,864,720	USD	147,436	673
Standard Chartered	01/09/18	KRW	4,230,000	USD	3,698	(3)
TD Securities	10/11/17	USD	644	EUR	546	1
UBS	10/11/17	USD	18,697	SGD	25,323	(45)
UBS	01/09/18	SGD	25,323	USD	18,712	35
UBS	10/11/17	SGD	24,411	USD	17,663	(318)

						$(1,152)

A list of the open OTC swap agreements held by the Fund at September 30, 2017, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Morgan Stanley	Russell 1000 Growth Index	Index Return	3M USD-LIBOR plus 25BPS	Monthly	09/18/2018	$74,260	$(310)	$–	$(274)
Morgan Stanley	Russell 1000 Value Index	3M USD-LIBOR plus 30BPS	Index Return	Monthly	09/18/2018	(74,260)	733	–	696

								$–	$422

Percentages are based on a Net Assets of $769,622 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Refer to table below for details on Options Contracts.

BPS — Basis Point

Cl — Class

DAX — Deutscher Aktien Exchange

EUR — Euro

IBEX — Spanish Exchange

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

S&P— Standard & Poor’s

SAR— Saudi Riyal

SGD — Singapore Dollar

TOPIX — Tokyo Stock Exchange

TWD — Taiwan Dollar

USD — United States Dollar

SEI Institutional Managed Trust / Annual Report / September 30, 2017	221

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2017

Dynamic Asset Allocation Fund (Concluded)

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$741,870	$–	$–	$741,870

Total Investments in Securities	$741,870	$–	$–	$741,870

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Purchased Option	$883	$—	$—	$883
Written Option	(425)	—	—	(425)
Futures Contracts *
Unrealized Appreciation	5,917	—	—	5,917
Unrealized Depreciation	(2,866)	—	—	(2,866)
Forwards Contracts *
Unrealized Appreciation	—	979	—	979
Unrealized Depreciation	—	(2,131)	—	(2,131)
OTC Swaps
Total Return Swaps *
Unrealized Appreciation	—	696	—	696
Unrealized Depreciation	—	(274)	—	(274)

Total Other Financial Instruments	$3,509	$(730)	$—	$2,779

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

222	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Strategy Alternative Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 37.8%

Consumer Discretionary — 11.4%
Adient,(A)	28,173	$2,366
Amazon.com, Cl A *	501	482
American Eagle Outfitters	20,160	288
Bandai Namco Holdings	10,900	374
Burlington Stores *	4,260	407
Callaway Golf	67,351	972
Charter Communications, Cl A *	2,708	984
Comcast, Cl A	8,815	339
CTS Eventim & KGaA	1,377	60
DeNA	111,661	2,502
Discovery Communications, Cl C *	852	17
Dollarama	4,100	448
Eldorado Resorts *	57,384	1,472
Extended Stay America	50,367	1,007
Gentex	20,417	404
H&R Block	19,251	510
Hennes & Mauritz, Cl B	17,902	463
Hilton Worldwide Holdings,(A)	35,047	2,434
Home Depot	3,779	618
Houghton Mifflin Harcourt *	126,651	1,526
Industria de Diseno Textil	8,713	328
International Game Technology	77,295	1,898
Interpublic Group	18,491	384
John Wiley & Sons, Cl A	2,544	136
L Brands	19,579	815
Lands’ End *	28,190	372
Lear	3,312	573
Lennar, Cl B	11,208	505

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Liberty Media -Liberty Formula One, Cl C *	30,708	$1,170
Live Nation *	12,479	543
Lowe’s	18,934	1,514
lululemon athletica *	8,792	547
Madison Square Garden *	6,709	1,436
Malibu Boats, Cl A *	17,119	542
Mediaset *	21,701	75
Mediaset Espana Comunicacion	42,834	484
Melco Resorts & Entertainment ADR	76,527	1,846
Michael Kors Holdings *	7,972	381
Newell Brands, Cl B	28,590	1,220
Norwegian Cruise Line Holdings *	16,920	915
Omnicom Group	171	13
Pandora	1,793	177
Penn National Gaming *	74,351	1,739
Ralph Lauren, Cl A	546	48
Ross Stores	6,604	426
Scripps Networks Interactive, Cl A	78,077	6,706
Sega Sammy Holdings	27,500	384
Shaw Communications, Cl B	17,300	397
Shimamura	3,000	360
Sirius XM Holdings	71,021	392
Start Today	14,400	456
Time Warner	88,654	9,083
TJX	5,413	399
Toho	10,600	370
Tribune Media, Cl A	34,614	1,414
USS	4,000	81
Walt Disney	5,200	513
William Lyon Homes, Cl A(A)	41,726	959
Williams-Sonoma	8,192	408
World Wrestling Entertainment, Cl A	23,349	550
WPP	13,826	257

		58,489

Consumer Staples — 2.1%
Conagra Brands	3,650	123
Distribuidora Internacional de Alimentacion	57,848	337
George Weston	3,692	321
Hain Celestial Group *	26,535	1,092
Japan Tobacco	4,900	160
Jeronimo Martins SGPS	26,653	526
Kao	5,900	347
Kirin Holdings	16,400	386
Lancaster Colony	2,442	293
Lion	27,800	507
Loblaw	600	33
Marine Harvest	21,871	433
Nestle	7,034	590
Nu Skin Enterprises, Cl A	2,369	146
PepsiCo	1,603	179
Pola Orbis Holdings	15,000	454

SEI Institutional Managed Trust / Annual Report / September 30, 2017	223

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Strategy Alternative Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Saputo	11,800	$407
Seven & i Holdings	4,900	189
Spectrum Brands Holdings	2,941	311
Suntory Beverage & Food	5,300	236
Swedish Match	15,343	537
Tyson Foods, Cl A	39,148	2,758
Unicharm	15,500	355

		10,720

Energy — 1.2%
Apache	4,497	206
Chevron	3,510	412
Devon Energy	12,106	444
Enbridge Income Fund Holdings	6,752	174
ExxonMobil	6,102	500
Galp Energia SGPS	21,158	375
Husky Energy *	38,100	476
Imperial Oil	12,600	402
Neste	9,905	433
Newfield Exploration *	13,280	394
NexGen Energy *	177,428	393
Petrofac	113,638	686
Royal Dutch Shell, Cl A	4,751	144
Statoil	3,933	79
Suncor Energy	11,500	402
Valero Energy	5,660	435

		5,955

Financials — 0.7%
AGNC Investment ‡	17,874	388
Bankia	26,379	127
Berkshire Hathaway, Cl B *	59	11
CF *	15,653	175
Erste Group Bank	9,830	425
Hang Seng Bank	17,300	422
Hong Kong Exchanges & Clearing	2,700	73
Japan Post Holdings	10,400	123
Lazard, Cl A (B)	8,358	378
Northern Trust	4,115	378
Partners Group Holding	533	362
Starwood Property Trust ‡	12,306	267
State Street	6,400	611

		3,740

Health Care — 4.5%
Akorn *	5,714	190
Alere *	17,134	874
Astellas Pharma	39,400	501
AstraZeneca ADR	2,878	98
Bioverativ *	6,543	373
Bruker BioSciences	20,015	595
C.R. Bard	22,458	7,198

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DaVita *	6,460	$384
Exelixis *	19,935	483
HCA Healthcare *	4,690	373
Hoya	10,200	550
ICON *	4,611	525
INC Research Holdings, Cl A *	5,590	292
Mallinckrodt *	10,390	388
Masimo *	4,234	366
Mettler Toledo International *	964	604
Molina Healthcare *	5,469	376
Novo Nordisk, Cl B	12,473	596
Perrigo	4,723	400
PRA Health Sciences *	3,863	294
Quest Diagnostics	3,397	318
Regeneron Pharmaceuticals *	20	9
Roche Holding	1,442	368
Sumitomo Dainippon Pharma	26,400	343
Taro Pharmaceutical Industries *	4,107	463
United Therapeutics *	4,421	518
Universal Health Services, Cl B	2,450	272
Valeant Pharmaceuticals International *	25,595	366
Varex Imaging * (A)	71,649	2,425
Varian Medical Systems *	1,704	171
Vertex Pharmaceuticals *	3,003	457
Vifor Pharma	4,760	561
VWR *	27,730	918
Waters *	1,196	215
WellCare Health Plans *	2,031	349

		23,213

Industrials — 5.1%
3M	1,866	392
Advisory Board *	24,095	1,292
Aena (C)	11,650	2,104
Briggs & Stratton	17,942	422
Builders FirstSource *(A)	177,224	3,188
BWX Technologies, Cl W (A)	43,450	2,434
CAE	17,443	304
Casella Waste Systems, Cl A *	63,080	1,186
Central Japan Railway	3,100	543
CK Hutchison Holdings	27,500	352
Copart *	4,367	150
Delta Air Lines, Cl A (A)	45,486	2,193
Deutsche Lufthansa	22,584	628
General Dynamics	1,176	242
Graco	3,368	417
Hawaiian Holdings	6,037	227
Herc Holdings *	10,537	518
ISS	9,067	365
Jacobs Engineering Group	7,067	412
Japan Airlines	15,500	524
Jardine Strategic Holdings	7,000	302

224	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ManpowerGroup	3,523	$415
MTR	66,000	385
Northrop Grumman	1,451	417
Republic Services	5,686	376
Robert Half International	10,645	536
Rockwell Automation	2,212	394
Rollins	9,833	454
SGS, Cl B	153	367
Spirit AeroSystems Holdings, Cl A	4,727	367
Team *	22,676	303
United Continental Holdings *(A)	33,109	2,016
Vestas Wind Systems	6,338	569
Waste Management	4,900	383
WSP Global	8,900	369
WW Grainger	2,163	389

		25,935

Information Technology — 6.6%
Activision Blizzard	11,569	746
Angie’s List *	16,258	202
Ansys *	3,034	372
Blackhawk Network Holdings, Cl A *	52,081	2,281
Cadence Design Systems *	10,992	434
Cars.com *(A)	67,138	1,786
Check Point Software Technologies *	3,456	394
Cision *	36,419	474
Citrix Systems *	4,483	344
CommerceHub *	41,078	927
Constellation Software	1,100	599
Etsy *	95,322	1,609
Facebook, Cl A *	3,410	583
Fortinet *	4,805	172
Fujitsu	5,000	37
Immersion *	23,210	190
Imperva *	15,144	657
Instructure *	28,948	960
Internap *	136,246	593
Intuit	3,033	431
Jack Henry & Associates	3,766	387
Kakaku.com	29,600	377
Logitech International	15,309	559
Manhattan Associates *	7,769	323
Mastercard, Cl A	3,198	451
Match Group *	51,449	1,193
MAXIMUS	3,204	207
MercadoLibre	1,492	386
Methanex	6,500	326
Mixi	9,700	468
MobileIron *	80,372	297
MoneyGram International *	5,580	90
NCR *	35,118	1,318
Nintendo ADR	44,921	2,064

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nomura Research Institute	6,300	$246
NXP Semiconductors *	61,649	6,972
Otsuka	3,000	192
Red Hat *	4,344	482
Rightmove	4,139	225
SCREEN Holdings	400	28
Seagate Technology	12,202	405
Skyworks Solutions	5,501	560
Square Enix Holdings	4,300	162
Teradata *	18,072	611
Trivago ADR *	4,626	50
VMware, Cl A *	5,438	594
VTech Holdings	20,700	302
Zynga, Cl A *	210,323	795

		33,861

Materials — 2.2%
Albemarle	396	54
Allegheny Technologies	102,843	2,458
AptarGroup	4,320	373
Bemis	7,556	344
Boliden	10,494	354
Chemours	9,291	470
Commercial Metals, Cl A	9,385	179
Constellium, Cl A *	66,634	683
Forterra *	6,711	30
Fortescue Metals Group	70,082	283
Freeport-McMoRan, Cl B *	25,146	353
Huntsman	23,834	654
Ingevity *(A)	38,687	2,417
Louisiana-Pacific *	20,100	544
Olympic Steel	55,327	1,217
Teck Resources, Cl B	17,100	359
West Fraser Timber, Cl O	1,100	63
Worthington Industries	7,837	361

		11,196

Real Estate — 1.0%
Gaming and Leisure Properties ‡	36,555	1,348
New York	153,919	1,208
RLJ Lodging Trust ‡	66,316	1,459
STORE Capital	52,901	1,316

		5,331

Telecommunication Services — 1.8%
AT&T	4,466	175
BCE	8,202	384
Frontier Communications	20,004	236
General Communication, Cl A *	4,417	180
Level 3 Communications *	13,046	695
Millicom International Cellular	1,498	99
NII Holdings *	198,824	92

SEI Institutional Managed Trust / Annual Report / September 30, 2017	225

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Strategy Alternative Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nippon Telegraph & Telephone	11,500	$527
NTT DOCOMO	21,100	482
PCCW	574,000	311
Rogers Communications, Cl B	7,700	396
Spark New Zealand	105,507	278
Straight Path Communications *	4,117	744
Swisscom	808	414
Telenor	22,045	466
Telia	44,632	210
T-Mobile US *	15,086	930
Zayo Group Holdings *	71,389	2,457

		9,076

Utilities — 1.2%
AGL Energy	797	15
AusNet Services	130,844	174
Calpine *	127,756	1,884
Canadian Utilities, Cl A	12,700	394
Centerpoint Energy	12,944	378
Centrica	136,105	341
CLP Holdings, Cl B	56,000	574
Dominion Energy	4,676	360
EDP - Energias de Portugal	31,842	120
Endesa	14,920	336
Hong Kong & China Gas	203,500	382
MDU Resources Group	14,156	367
National Grid	11,641	144
Power Assets Holdings	40,500	351
SSE	19,138	359

		6,179

Total Common Stock (Cost $177,266) ($ Thousands)		193,695

REGISTERED INVESTMENT COMPANIES — 31.7%
AQR Managed Futures Strategy HV, Cl I	1,581,822	13,493
ASG Managed Futures Strategy Fund , Cl Y	1,688,825	16,821
Blackrock Global Long/Short Credit Fund, Cl I	4,721,717	49,153
Merger Fund , Cl I	3,055,379	48,825
SEI Institutional Managed Trust Long/Short

Alternative Fund , Cl Y †	3,142,922	34,352

Total Registered Investment Companies (Cost $166,426) ($ Thousands)		162,644

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 5.2%

Consumer Discretionary — 0.8%
Altice Financing
7.500%, 05/15/2026 (C)	$425	468

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bon-Ton Department Stores
8.000%, 06/15/2021	$315	$113
CCO Holdings
5.125%, 05/01/2027 (C)	155	157
Cengage Learning
9.500%, 06/15/2024 (C)	185	161
CSC Holdings
10.875%, 10/15/2025 (C)	105	130
10.125%, 01/15/2023 (C)	25	29
Cumulus Media Holdings
7.750%, 05/01/2019	115	33
Diamond Resorts International
10.750%, 09/01/2024 (C)	150	160
DISH DBS
5.875%, 11/15/2024	150	157
Guitar Center
9.625%, 04/15/2020 (C)	575	357
Hilton Domestic Operating
4.250%, 09/01/2024	105	107
iHeartCommunications
14.000% cash/0% PIK, 02/01/2021	748	101
9.000%, 12/15/2019	100	75
9.000%, 03/01/2021	115	82
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (C) (D)	220	198
Jacobs Entertainment
7.875%, 02/01/2024 (C)	95	102
KFC Holding
5.250%, 06/01/2026 (C)	150	159
McClatchy
9.000%, 12/15/2022	150	155
Monitronics International
9.125%, 04/01/2020	405	360
Penn National Gaming
5.625%, 01/15/2027 (C)	165	171
Scientific Games International
7.000%, 01/01/2022 (C)	225	239
SFR Group
7.375%, 05/01/2026 (C)	175	189
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (C)	160	157
Urban One
9.250%, 02/15/2020 (C)	315	298
7.375%, 04/15/2022 (C)	30	30

		4,188

Consumer Staples — 0.1%
New Albertson’s
8.000%, 05/01/2031	30	24
7.450%, 08/01/2029	385	298

226	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Rite Aid
7.700%, 02/15/2027		$165	$146

			468

Energy — 1.8%
California Resources
8.000%, 12/15/2022 (C)		170	111
Crestwood Midstream Partners
5.750%, 04/01/2025		245	250
Ensco
5.750%, 10/01/2044		165	119
EP PetroEcuador via Noble Sovereign
Funding I
6.961%, VAR ICE LIBOR USD 3
Month+5.630%, 09/24/2019		213	214
Jupiter Resources
8.500%, 10/01/2022 (C)		205	147
KCA Deutag UK Finance
9.875%, 04/01/2022 (C)		100	104
MEG Energy
6.500%, 01/15/2025 (C)		115	112
Noble Holding International
8.700%, 04/01/2045		85	70
7.750%, 01/15/2024		75	67
Parker Drilling
6.750%, 07/15/2022		200	160
Petrobras Global Finance BV
8.375%, 05/23/2021		1,325	1,533
6.250%, 03/17/2024		627	670
6.125%, 01/17/2022		1,286	1,382
Petrobras International Finance
5.375%, 01/27/2021		368	388
Petroleos Mexicanos
6.375%, 02/04/2021		549	601
5.375%, 03/13/2022		395	422
4.967%, VAR ICE LIBOR USD 3
Month+3.650%, 03/11/2022		278	303
4.250%, 01/15/2025		330	328
Petroleos Mexicanos MTN
6.875%, 08/04/2026		196	223
3.750%, 02/21/2024	EUR	196	246
1.875%, 04/21/2022		456	547
Rowan
5.850%, 01/15/2044		$350	278
5.400%, 12/01/2042		55	42
Transocean
6.800%, 03/15/2038		290	236
5.800%, 10/15/2022		135	133
Ultra Resources
6.875%, 04/15/2022 (C)		60	61
Weatherford International
9.875%, 02/15/2024 (C)		45	49

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.950%, 04/15/2042		$130	$107

			8,903

Financials — 0.9%
Africa Finance
3.875%, 04/13/2024		622	627
BCD Acquisition
9.625%, 09/15/2023 (C)		140	154
Citigroup Global Markets Holdings
17.762%, 03/13/2018		11,903	624
Citigroup Global Markets Holdings MTN (E)
20.503%, 12/21/2017	EGP	12,412	676
18.546%, 10/12/2017		10,304	581
17.489%, 10/26/2017		11,418	639
17.592%, 03/01/2018		7,475	394
CNG Holdings
9.375%, 05/15/2020 (C)		$100	87
JPMorgan Chase
5.150%, VAR ICE LIBOR USD 3
Month+3.250%, 04/05/2023		150	156
Navient
7.250%, 09/25/2023		100	108
6.625%, 07/26/2021		10	11
6.500%, 06/15/2022		35	37
Springleaf Finance
7.750%, 10/01/2021		215	243

			4,337

Health Care — 0.3%
Aurora Diagnostics Holdings
12.250%, 01/15/2020		350	324
Centene
4.750%, 01/15/2025		150	156
Envision Healthcare
6.250%, 12/01/2024 (C)		130	139
Kindred Healthcare
6.375%, 04/15/2022		250	226
Ortho-Clinical Diagnostics
6.625%, 05/15/2022 (C)		60	59
Tenet Healthcare
8.125%, 04/01/2022		145	147
Valeant Pharmaceuticals International
7.500%, 07/15/2021 (C)		470	469
7.000%, 03/15/2024 (C)		30	32
6.750%, 08/15/2021 (C)		20	20
5.875%, 05/15/2023 (C)		25	22

			1,594

Industrials — 0.4%
AMN Healthcare
5.125%, 10/01/2024 (C)		150	155

SEI Institutional Managed Trust / Annual Report / September 30, 2017	227

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Builders FirstSource
5.625%, 09/01/2024 (C)		$150	$159
Cenveo
8.500%, 09/15/2022 (C)		505	227
6.000%, 08/01/2019 (C)		100	80
Global A&T Electronics
10.000%, 02/01/2019 (C)(G)		450	378
Prime Security Services Borrower
9.250%, 05/15/2023 (C)		175	193
RR Donnelley & Sons
6.000%, 04/01/2024		450	420
Standard Industries
6.000%, 10/15/2025 (C)		65	71
Xerium Technologies
9.500%, 08/15/2021		280	290

			1,973

Information Technology — 0.3%
Boxer Parent
9.000% cash/0% PIK, 10/15/2019 (C)		250	250
Dell International
8.100%, 07/15/2036 (C)		150	188
7.125%, 06/15/2024 (C)		275	304
Rackspace Hosting
8.625%, 11/15/2024 (C)		290	309
Symantec
5.000%, 04/15/2025 (C)		200	209
Unisys
10.750%, 04/15/2022 (C)		155	172
United Group BV
4.375%, VAR Euribor 3 Month+4.375%, 07/01/2023 (C)	EUR	100	119

			1,551

Materials — 0.3%
Allegheny Technologies
9.375%, 06/01/2019		$175	191
Alpha 3 BV
6.250%, 02/01/2025 (C)		100	102
Big River Steel
7.250%, 09/01/2025 (C)		95	101
First Quantum Minerals
7.500%, 04/01/2025 (C)		75	77
7.250%, 04/01/2023 (C)		35	36
7.000%, 02/15/2021 (C)		175	180
Freeport-McMoRan
5.450%, 03/15/2043		265	248
Hexion
6.625%, 04/15/2020		225	201
Rain CII Carbon
7.250%, 04/01/2025 (C)		310	327

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TPC Group
8.750%, 12/15/2020 (C)		$260	$252

			1,715

Real Estate — 0.0%
Sabra Health Care
5.125%, 08/15/2026		150	154

Telecommunication Services — 0.3%
C&W Senior Financing Designated Activity
6.875%, 09/15/2027 (C)		110	114
CenturyLink
6.750%, 12/01/2023		35	36
5.625%, 04/01/2025		280	268
Digicel
6.000%, 04/15/2021 (C)		215	210
Digicel Group
7.125%, 04/01/2022 (C)		200	181
Embarq
7.995%, 06/01/2036		150	152
GTH Finance BV
6.250%, 04/26/2020		200	212
Intelsat Jackson Holdings
7.250%, 10/15/2020		165	159
Sprint
7.875%, 09/15/2023		135	157
T-Mobile USA
6.375%, 03/01/2025		95	102

			1,591

Utilities — 0.0%
NRG Energy
7.250%, 05/15/2026		155	166

Total Corporate Obligations (Cost $26,370) ($ Thousands)			26,640

SOVEREIGN DEBT — 3.9%
Argentina Bonar Bonds
23.025%, VAR 30-35d Argentina
BADLAR Private Banks+3.000%,
10/09/2017	ARS	20,405	1,237
Argentina POM Politica Monetaria
26.250%, VAR Argentina Central
Bank 7D Repo Ref Rate+0.000%,
06/21/2020		10,125	621
Argentine Bonos del Tesoro
21.200%, 09/19/2018		8,726	499

228	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Argentine Republic Government International Bond
7.820%, 12/31/2033	EUR	407	$537
7.820%, 12/31/2033		1,409	1,840
5.625%, 01/26/2022		$501	526
3.875%, 01/15/2022	EUR	776	935
3.380%, 03/31/2019 (D)		228	181
3.380%, 03/31/2019 (D)		1,426	1,146
Eastern and Southern African Trade and Development Bank MTN
5.375%, 03/14/2022		$665	684
Ecuador Government International Bond
10.750%, 03/28/2022		263	294
Egypt Government International Bond MTN
6.125%, 01/31/2022		866	896
Egypt Treasury Bills
373.444%, 01/23/2018 (E)	EGP	44,104	2,366
Hellenic Republic Government Bond
4.750%, 04/17/2019 (C)	EUR	889	1,076
Honduras Government International Bond
8.750%, 12/16/2020		$200	228
Iraq International Bond
6.752%, 03/09/2023		200	199
Mexican Bonos
6.500%, 06/10/2021	MXN	31,080	1,701
6.500%, 06/09/2022		21,370	1,166
Paraguay Government International Bond
4.625%, 01/25/2023		$733	772
Republic of South Africa Government Bond
10.500%, 12/21/2026	ZAR	15,600	1,296
7.000%, 02/28/2031		4,712	291
Russian Federal Bond - OFZ
7.400%, 12/07/2022	RUB	55,188	956
Second Pakistan International Sukuk
6.750%, 12/03/2019		$321	336
Ukraine Government International Bond
7.750%, 09/01/2021		333	353

Total Sovereign Debt (Cost $19,518) ($ Thousands)			20,136

LOAN PARTICIPATIONS — 2.1%
84 Lumber Company, Initial Term Loan, 1st Lien
6.984%, 10/25/2023		145	147
Acosta, (fka Acosta Holdco), Tranche B-1 Loan, 1st Lien
4.489%, 09/26/2021		183	162
Advantage Sales, 1st Lien Term Loan
4.546%, 07/23/2021		71	67

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Advantage Solutions, Term Loan B, 1st Lien
4.561%, 07/23/2021	$96	$90
AgroFresh, Term Loan, 1st Lien
6.050%, 07/31/2021 (F)	147	146
Air Medical Group Holdings, Initial Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 04/28/2022	146	145
Albaugh, LLC, Initial Term Loan
6.235%, 05/31/2021	142	143
Alliance HealthCare Services, Initial Term Loan, 1st Lien
4.570%, 06/03/2019	21	21
4.567%, 06/03/2019	26	26
4.561%, 06/03/2019	55	55
4.554%, 06/03/2019	44	44
Aricent Technologies (Aricent US), Initial Term Loan, 1st Lien
5.737%, 04/14/2021	302	301
Aruba Investments, USD Term B-1 Loan, 2nd Lien
4.796%, 02/02/2022 (F)	218	219
BioClinica Holding I, LP, Initial Term Loan, 1st Lien
5.563%, 10/20/2023	63	62
5.500%, 10/20/2023	27	26
BMC Foreign Holding, Cov-Lite, Term Loan B1, 1st Lien
5.235%, VAR LIBOR+4.000%, 09/10/2022	61	61
Brickman Group, Initial Term Loan, 1st Lien
4.234%, 12/18/2020	76	77
4.228%, 12/18/2020	94	94
Calceus Acquisition, Cov-Lite, Term Loan B1, 1st Lien
5.240%, VAR LIBOR+4.000%, 01/31/2020	198	183
Carestream Health Cov-Lite, Initial Term Loan, 2nd Lien
9.796%, VAR LIBOR+8.500%, 12/07/2019	355	347
Carestream Health, Cov-Lite, Initial Term Loan, 1st Lien
5.239%, VAR LIBOR+4.000%, 06/07/2019	42	42
Cengage Learning, 2016 Refinancing Term Loan, 2nd Lien
5.485%, 06/07/2023	244	224
CenturyLink, Initial Term B Loan
2.750%, VAR Ticking Fee+2.750%, 01/31/2025	131	127

SEI Institutional Managed Trust / Annual Report / September 30, 2017	229

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Change Healthcare Holdings, (fka Emdeon), Closing Date Term Loan, 1st Lien
3.985%, 03/01/2024	$66	$66
3.985%, 02/03/2024	85	86
Checkers Drive-In, Term Loan, 1st Lien
5.490%, 04/17/2024	120	120
CHS/Community Health Systems, Incremental 2021 Term H Loan, 1st Lien
4.317%, 01/27/2021 (H)	128	127
Communications Sales & Leasing, Cov-Lite, Initial Term Loan, 1st Lien
4.235%, VAR LIBOR+3.000%, 10/24/2022	227	210
CompuCom Systems, Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 05/09/2020	335	291
Coral-U.S. Co-Borrower, Cov-Lite, Term Loan B3, 1st Lien
4.735%, VAR LIBOR+3.500%, 01/31/2025	58	57
Cumulus Media Holdings, Term Loan B, 1st Lien
4.490%, VAR LIBOR+3.250%, 12/23/2020	363	302
Digicel International Finance Limited, Initial Term B Loan, 1st Lien
5.070%, VAR LIBOR+3.750%, 05/27/2024	75	75
Diversey, Term Loan, 1st Lien
4.316%, 07/25/2024 (H)	340	339
Doncaster PLC, Term Loan
4.796%, 04/09/2020	110	106
DTZ U.S. Borrower, LLC (DTZ AUS Holdco PTY Limited), 2015-1 Additional Term Loan
4.567%, 11/04/2021	98	99
4.561%, 11/04/2021	44	44
4.546%, 11/04/2021	6	6
Expera, Term Loan B, 1st Lien
0.000%, 11/03/2023 (H)	68	68
Expera, Term Loan, 1st Lien
5.989%, 11/03/2023	145	145
Fort Dearborn Holding, Initial Term Loan, 1st Lien
5.299%, VAR LIBOR+4.000%, 10/19/2023 (F)	61	61
Forterra Finance, Cov-Lite, Term Loan, 1st Lien
4.239%, VAR LIBOR+3.000%, 10/25/2023	126	106
Gates Global LLC, Initial B-1 Dollar Term Loan, 1st Lien
4.583%, VAR LIBOR+3.250%, 04/01/2024	118	119

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Go Daddy Operating Company, LLC (GD Finance Co), Initial Term Loan
3.735%, VAR LIBOR+2.500%, 02/15/2024	$100	$100
Harrah’s, Cov-Lite, Term Loan, 1st Lien
0.000%, 10/07/2024 (H)	103	103
Hoffmaster Group, Initial Term Loan, 1st Lien
5.833%, VAR LIBOR+4.500%, 11/21/2023	199	200
Horseshoe Baltimore, Cov-Lite, Term Loan B, 1st Lien
5.239%, 06/28/2024	215	216
KCA Deutag US Finance, Term Loan B, 1st Lien
7.065%, VAR LIBOR+5.750%, 05/15/2020	63	61
Lantheus Medical Imaging, Initial Term Loan, 1st Lien
5.739%, 06/30/2022	90	90
Leap Legal Software, Term Loan B, 1st Lien
0.000%, 09/12/2022 (F)(H)	300	235
Libbey Glass, 1st Lien
4.235%, 04/09/2021	33	31
Lumiileds, Cov-Lite, Term Loan, 1st Lien
5.833%, 06/30/2034	158	159
Mashantucket Pequot, Term Loan A, 1st Lien
5.239%, VAR LIBOR+4.000%, 07/01/2018	126	118
Mashantucket Pequot, Term Loan B, 1st Lien
9.375%, VAR LIBOR+8.125%, 06/30/2020	518	475
McGraw-Hill Global Education Holdings, LLC, Term B Loan, 1st Lien
5.235%, VAR LIBOR+4.000%, 05/04/2022	154	151
Misys Ltd., Cov-Lite, Term Loan B, 1st Lien
4.817%, VAR LIBOR+3.500%, 06/13/2024	136	136
Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
5.226%, VAR LIBOR+4.000%, 10/13/2023	145	146
Mount Airy LLC, Term Loan, 1st Lien
13.500%, 04/19/2018 (F)	170	172
Ortho-Clinical Diagnostics, Cov-Lite, Initial Term Loan, 1st Lien
5.046%, VAR LIBOR+3.750%, 06/30/2021	318	319
Patterson Medical, Term Loan, 1st Lien
5.989%, 08/29/2022	212	205
Peak, Term Loan B, 1st Lien
4.811%, 08/01/2024	110	110

230	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Radio One, Term Loan B, 1st Lien
5.300%, VAR LIBOR+4.000%, 04/18/2023	$120	$118
Red Lobster Management LLC, Initial Term Loan, 1st Lien
6.486%, 07/28/2021 (H)	147	149
Revlon Consumer Products, Term Loan B, 1st Lien
4.735%, VAR LIBOR+3.500%, 09/07/2023	162	145
Spencer Gifts LLC (Spirit Halloween Superstores LLC), Term B-1 Loan
5.510%, 07/16/2021	181	124
Sprint Communications, Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+2.500%, 02/02/2024	332	332
Supervalu, Delay Draw, 1st Lien
4.735%, 06/08/2024	60	57
SuperValue, Term Loan, 1st Lien
4.735%, 06/08/2024	100	95
Switch, Tem Loan, 1st Lien
3.984%, 06/27/2024	135	136
Syniverse Holdings, Initial Term Loan, 1st Lien
4.311%, VAR LIBOR+3.000%, 04/23/2019	214	207
Syniverse Holdings, Term Loan B, 1st Lien
4.333%, VAR LIBOR+3.000%, 04/23/2019	121	117
Team Health Holdings, Initial Term Loan
3.985%, VAR LIBOR+2.750%, 02/06/2024	230	225
Transdigm, Term Loan, 1st Lien
4.235%, 08/22/2024	108	109
Tronc, Inc. (fka Tribune Publishing Company), Initial Term Loan, 1st Lien
5.989%, 08/04/2021	70	70
Ultra Resources, Loan, 1st Lien
4.309%, 04/05/2024	98	98
UPC Financing Partnership , Facility AP
3.984%, VAR LIBOR+2.750%, 04/15/2025	158	158
Valeant Pharmaceuticals International, Series F Tranche B Term Loan, 1st Lien
5.990%, VAR LIBOR+4.750%, 04/01/2022	67	68
Virgin Media, Cov-Lite, Term Loan, 1st Lien
3.984%, VAR LIBOR+2.750%, 01/31/2025	172	173

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Windstream Services, Term Loan B, 1st Lien
5.240%, VAR LIBOR+4.000%, 03/29/2021	$106	$95

Total Loan Participations (Cost $10,755) ($ Thousands)		10,739

	Shares

PREFERRED STOCK — 0.2%

Financials — 0.2%
FHLMC, 8.375% *	59,838	409
FNMA, 8.250% *	61,884	431

		840

Total Preferred Stock (Cost $577) ($ Thousands)		840

	Face Amount (Thousands)

CONVERTIBLE BONDS — 0.1%
Liberty Media CV to 16.7764
3.750%, 02/15/2030	180	127
Liberty Media CV to 22.94686
4.000%, 11/15/2029	371	263
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (C)	230	312

Total Convertible Bonds (Cost $642) ($ Thousands)		702

MUNICIPAL BONDS — 0.1%

Puerto Rico — 0.1%
Commonwealth of Puerto Rico, Ser A, GO
8.000%, 07/01/2035 (G)	500	242
Government Development Bank for Puerto Rico, Ser A, RB
4.375%, 02/01/2019 (G)	50	16
Government Development Bank for Puerto Rico, Ser A, RB
5.500%, 08/01/2020 (G)	40	13
Government Development Bank for Puerto Rico, Ser B, RB
5.000%, 12/01/2016 (G)	15	5
4.704%, 05/01/2016 (G)	20	6
Government Development Bank for Puerto Rico, Ser B, RB
5.000%, 12/01/2017 (G)	5	2
Government Development Bank for Puerto Rico, Ser C, RB
5.400%, 08/01/2019 (G)	30	9
Government Development Bank for Puerto Rico, Ser H, RB
4.150%, 08/01/2017 (G)	10	3

SEI Institutional Managed Trust / Annual Report / September 30, 2017	231

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Government Development Bank for Puerto Rico, Ser H, RB
4.500%, 08/01/2019 (G)		$20	$6
Government Development Bank for Puerto
Rico, Ser H, RB
5.000%, 08/01/2023 (G)		100	31

			333

Texas — 0.0%
Texas State, Public Finance Authority, RB
Callable 07/01/2019 @ 100
8.250%, 07/01/2024		300	314

Total Municipal Bonds (Cost $757) ($ Thousands)			647

GOVERNMENT AGENCY OBLIGATION — 0.1%
National Highways Authority of India
7.300%, 05/18/2022	INR	40,000	617

Total U.S. Government Agency Obligation (Cost $621) ($ Thousands)			617

U.S. TREASURY OBLIGATION — 2.5%
U.S. Treasury Bills
0.754%, 11/09/2017 (E)		$13,000	12,987

Total U.S. Treasury Obligation (Cost $12,990) ($ Thousands)			12,987

	Shares

CASH EQUIVALENT — 15.5%
SEI Daily Income Trust, Government Fund, Cl F
0.840%**†		79,353,926	79,354

Total Cash Equivalent (Cost $79,354) ($ Thousands)			79,354

Total Investments in Securities — 99.2% (Cost $495,276) ($ Thousands)			$509,001

COMMON STOCK SOLD SHORT— (19.6)%

Consumer Discretionary — (4.3)%
adidas		(4,752)	(1,075)
Adient		(5,725)	(481)
Amazon.com, Cl A *		(372)	(358)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Bayerische Motoren Werke	(3,884)	$(394)
Bloomin’ Brands	(12,110)	(213)
Burlington Stores *	(5,979)	(571)
Canada Goose Holdings *	(22,915)	(471)
Charter Communications, Cl A *	(1,548)	(562)
Daimler	(3,345)	(267)
Domino’s Pizza	(2,482)	(493)
Gentex	(56,692)	(1,122)
Goodyear Tire & Rubber	(9,216)	(306)
Harley-Davidson, Cl A	(21,315)	(1,028)
Hilton Worldwide Holdings	(3,945)	(274)
Las Vegas Sands	(8,909)	(572)
LCI Industries	(1,970)	(228)
Lennar, Cl A	(11,208)	(592)
Liberty Broadband, Cl C *	(6,137)	(585)
Liberty Ventures, Ser A *	(2,764)	(159)
Live Nation *	(8,979)	(391)
Mattel	(24,046)	(372)
Michaels *	(10,564)	(227)
MSG Networks *	(13,700)	(290)
NetFlix *	(3,217)	(583)
Papa John’s International, Cl A	(3,773)	(276)
Party City Holdco *	(10,879)	(147)
Pinnacle Entertainment *	(18,096)	(386)
Polaris Industries	(12,055)	(1,261)
Priceline Group *	(345)	(632)
Red Rock Resorts, Cl A	(15,267)	(354)
Renault	(4,105)	(403)
Restaurant Brands International	(9,560)	(611)
Ross Stores	(13,163)	(850)
Royal Caribbean Cruises	(3,416)	(405)
SEB	(2,181)	(400)
Select Comfort *	(38,763)	(1,204)
Sinclair Broadcast Group, Cl A	(7,949)	(255)
Tesla *	(1,595)	(544)
TJX	(11,205)	(826)
Toyota Industries	(6,100)	(351)
TripAdvisor *	(5,730)	(232)
Universal Electronics *	(2,965)	(188)
Winnebago Industries	(11,842)	(530)
Wynn Resorts	(3,481)	(518)
Yoox Net-A-Porter Group, Cl A *	(5,760)	(226)

		(22,213)

Consumer Staples — (1.5)%
Anheuser-Busch InBev	(127)	(15)
Anheuser-Busch InBev ADR	(3,160)	(377)
Church & Dwight	(15,218)	(737)
Clorox	(5,566)	(734)
Colgate-Palmolive	(3,478)	(253)
Costco Wholesale	(5,210)	(856)
Coty, Cl A	(25,500)	(422)

232	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Davide Campari-Milano	(51,374)	$(373)
Dr Pepper Snapple Group	(8,272)	(732)
Flowers Foods	(32,311)	(608)
J&J Snack Foods	(2,334)	(307)
Kellogg	(6,460)	(403)
Kimberly-Clark	(2,109)	(248)
National Beverage, Cl A	(2,284)	(283)
Pilgrim’s Pride *	(8,280)	(235)
Sanderson Farms	(5,921)	(956)

		(7,539)

Energy — (0.9)%
BP ADR	(24)	(1)
Centennial Resource Development, Cl A *	(23,593)	(424)
Cheniere Energy *	(12,306)	(554)
Diamondback Energy, Cl A *	(3,874)	(379)
Oasis Petroleum *	(24,886)	(227)
Parsley Energy, Cl A *	(17,334)	(457)
Patterson-UTI Energy	(23,664)	(495)
Schlumberger, Cl A	(6,717)	(469)
Tenaris ADR	(12,683)	(359)
US Silica Holdings	(8,206)	(255)
Weatherford International *	(80,065)	(367)
WPX Energy *	(32,580)	(375)

		(4,362)

Financials — (1.4)%
ASML Holding	(2,394)	(408)
Australia & New Zealand Banking Group	(17,488)	(406)
Banco BPM *	(127,738)	(530)
BNP Paribas	(2,377)	(192)
Citigroup	(158)	(11)
Commonwealth Bank of Australia	(1,974)	(117)
Credit Acceptance, Cl A *	(5,100)	(1,429)
Credit Suisse Group	(13,301)	(211)
Deutsche Bank	(22,172)	(383)
Fukuoka Financial Group	(78,000)	(360)
Macquarie Group	(5,048)	(360)
National Australia Bank	(16,262)	(402)
Signature Bank, Cl B *	(2,904)	(372)
Svenska Handelsbanken, Cl A	(26,057)	(392)
Trisura Group *	(14)	—
UniCredit	(21,964)	(468)
Unione di Banche Italiane	(103,008)	(534)
Wells Fargo	(7,002)	(386)

		(6,961)

Health Care — (2.0)%
ACADIA Pharmaceuticals *	(3,585)	(135)
Agios Pharmaceuticals *	(5,509)	(368)
Alnylam Pharmaceuticals *	(4,286)	(504)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Amgen, Cl A	(2,150)	$(401)
Becton Dickinson	(11,399)	(2,234)
Bluebird Bio *	(3,762)	(517)
Clovis Oncology *	(3,486)	(287)
Cotiviti Holdings *	(9,823)	(353)
DexCom *	(5,182)	(253)
Envision Healthcare *	(8,325)	(374)
Evolent Health, Cl A *	(733)	(13)
Grifols	(5,712)	(166)
ICU Medical *	(2,236)	(415)
Insulet *	(6,694)	(369)
Johnson & Johnson	(2,720)	(354)
Juno Therapeutics *	(6,058)	(272)
Medicines *	(4,197)	(155)
Medtronic	(781)	(61)
Merck	(186)	(12)
Nektar Therapeutics, Cl A *	(16,425)	(394)
Neogen, Cl B *	(8,054)	(624)
Neurocrine Biosciences *	(7,870)	(482)
PeptiDream *	(12,000)	(370)
Portola Pharmaceuticals, Cl A *	(2,227)	(120)
Puma Biotechnology *	(3,510)	(420)
Sanofi	(3,794)	(377)
Sarepta Therapeutics *	(1,586)	(72)
Ultragenyx Pharmaceutical *	(4,106)	(219)

		(10,321)

Industrials — (2.4)%
Airbus	(6,477)	(616)
Allison Transmission Holdings	(16,123)	(605)
Amerco	(1,619)	(607)
AP Moller - Maersk, Cl B	(180)	(342)
Argan	(27,230)	(1,831)
Atlantia	(12,917)	(408)
Axon Enterprise *	(5,303)	(120)
Bollore	(80,048)	(400)
Bombardier, Cl B *	(297,389)	(537)
CNH Industrial	(51,069)	(613)
GEA Group	(1,210)	(55)
Harmonic Drive Systems	(700)	(36)
Hawaiian Holdings	(16,265)	(611)
Kirby *	(7,102)	(468)
Kone, Cl B	(7,193)	(381)
Meritor *	(23,257)	(605)
MonotaRO	(13,500)	(361)
Navistar International *	(10,971)	(484)
Parker-Hannifin, Cl A	(861)	(151)
Patrick Industries *	(4,365)	(367)
Snap-on	(7,822)	(1,166)
Volvo, Cl B	(25,861)	(497)
Wabtec	(8,971)	(680)
Weir Group	(6,782)	(179)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	233

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Strategy Alternative Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Westpac Banking	(16,006)	$(401)

		(12,521)

Information Technology — (4.2)%
Advanced Micro Devices *	(28,933)	(369)
Alphabet, Cl A *	(390)	(380)
ams	(7,069)	(513)
Apple	(3,736)	(576)
Arista Networks *	(2,652)	(503)
Broadcom	(2,395)	(581)
Brocade Communications Systems	(63,050)	(753)
Cisco Systems	(6,610)	(222)
Coherent *	(1,898)	(446)
Cypress Semiconductor	(16,042)	(241)
Diodes *	(21,635)	(647)
Facebook, Cl A *	(2,175)	(372)
FleetCor Technologies *	(3,326)	(515)
Fortinet *	(8,486)	(304)
Global Payments	(4,113)	(391)
GrubHub *	(8,194)	(431)
Impinj *	(7,373)	(307)
InterXion Holding *	(8,087)	(412)
Keysight Technologies *	(9,567)	(399)
Lam Research	(861)	(159)
Leidos Holdings	(6,658)	(394)
LogMeIn	(3,398)	(374)
Lumentum Holdings *	(5,025)	(273)
MACOM Technology Solutions Holdings *	(7,102)	(317)
Microchip Technology	(1,714)	(154)
Micron Technology *	(14,086)	(554)
Microsoft	(4,833)	(360)
MKS Instruments	(1,638)	(155)
MoneyGram International *	(8,732)	(141)
MuleSoft, Cl A *	(22,857)	(460)
NETGEAR *	(15,913)	(757)
Nice ADR	(4,517)	(367)
Nintendo	(1,600)	(591)
Nvidia	(2,360)	(422)
Pandora Media *	(36,090)	(278)
Proofpoint *	(3,474)	(303)
Renesas Electronics *	(27,400)	(298)
Rosetta Stone *	(47,380)	(484)
Shopify *	(3,815)	(443)
Silver Spring Networks *	(9,168)	(148)
Snap, Cl A *	(23,892)	(347)
Sumco	(27,000)	(424)
Symantec, Cl A	(12,917)	(424)
SYNNEX	(2,360)	(299)
Telefonaktiebolaget LM Ericsson, Cl B	(50,907)	(292)
Ultra Clean Holdings *	(5,099)	(156)
Universal Display	(3,732)	(481)
Vantiv, Cl A *	(43,081)	(3,036)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Zillow Group, Cl C *	(8,108)	$(326)

		(21,579)

Materials — (1.2)%
Cabot	(14,907)	(832)
CF Industries Holdings	(8,700)	(306)
DowDuPont	(2,408)	(167)
First Quantum Minerals (Canada)	(46,402)	(520)
K+S	(15,657)	(427)
L’Oreal	(1,765)	(375)
Louisiana-Pacific *	(20,942)	(567)
LyondellBasell Industries, Cl A	(3,081)	(305)
Monsanto	(12,906)	(1,546)
Mosaic	(14,510)	(313)
OCI *	(23,941)	(561)
Yara International	(7,878)	(353)

		(6,272)

Real Estate — (0.5)%
Host Hotels & Resorts ‡	(20,681)	(382)
Kennedy-Wilson Holdings ‡	(26,666)	(495)
Quality Care Properties ‡*	(102,884)	(1,595)

		(2,472)

Telecommunication Services — (1.2)%
AT&T	(108,891)	(4,265)
Boingo Wireless *	(50,649)	(1,083)
CenturyLink	(20,471)	(387)
Globalstar *	(146,800)	(239)
SFR Group *	(5,172)	(211)

		(6,185)

Utilities — 0.0%
Electricite de France	(20,965)	(255)

Total Common Stock Sold Short (Proceeds $91,729) ($ Thousands)		(100,680)

EXCHANGE TRADED FUNDS SOLD SHORT— (2.9)%
Consumer Staples Select Sector SPDR Fund	(22,326)	(1,205)
CurrencyShares Japanese Yen Trust	(29,356)	(2,506)
SPDR S&P500 ETF Trust	(24,754)	(6,219)
VanEck Vectors Semiconductor ETF	(50,643)	(4,726)

Total Exchange Traded Funds Sold Short (Proceeds $14,507) ($ Thousands)		(14,656)

234	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK SOLD SHORT— (0.3)%

Consumer Discretionary — (0.2)%
Porsche Automobil Holding, 0.000%	(9,393)	$(601)
Volkswagen, 0.000%	(3,625)	(591)

		(1,192)

Health Care — (0.1)%
Sartorius, 0.000%	(3,377)	(323)

Total Preferred Stock Sold Short (Proceeds $1,323) ($ Thousands)		(1,515)

	Number of Rights

RIGHTS* — 0.0%

United States — 0.0%
Bollore SA Euro Right, Expires	(80)	–

Total Rights (Cost $—) ($ Thousands)		–

Total Investments Sold Short — (22.8)% (Proceeds $107,559) ($ Thousands)		$(116,851)

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options (I) (Cost $477) ($ Thousands)	5,117	$223

WRITTEN OPTIONS* — 0.0%

Total Written Options (I) (Premiums Received $67) ($ Thousands)	(431)	$(30)

A list of the open contracts held by the Fund at September 30, 2017, is as follows:

Description	Number of Contracts	Notional Amount ($ Thousands)	Exercise Price	Expiration Date	Value ($ Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
AT&T*	153	$7	$38.00	10/21/17	$5
Calpine*	9	–	14.00	12/16/17	–
Calpine*	23	–	14.00	10/21/17	–
Discovery Communications*	18	3	20.00	01/20/18	2
Discovery Communications*	134	17	20.00	12/16/17	13
Kite Pharma*	525	4	110.00	10/21/17	3
Kite Pharma*	1	–	130.00	10/21/17	–
Kite Pharma*	175	1	115.00	10/21/17	1
Kite Pharma*	951	7	105.00	10/21/17	5
MoneyGram International*	89	6	17.50	11/18/17	15

SEI Institutional Managed Trust / Annual Report / September 30, 2017	235

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Strategy Alternative Fund (Continued)

Description	Number of Contracts	Notional Amount ($ Thousands)	Exercise Price	Expiration Date	Value ($ Thousands)

PURCHASED OPTIONS (continued)
Neuroderm*	6	$–	$35.00	02/17/18	$–
Neuroderm*	11	–	35.00	11/18/17	–
October 17 Puts on SPX*	6	8	2,490.00	10/21/17	–
October 17 Puts on SPX*	20	28	2,500.00	10/21/17	–
October 17 Puts on SPX*	20	4	2,340.00	10/21/17	–
October 17 Puts on SPX*	6	1	2,330.00	10/21/17	–
October 17 Puts on SPX*	28	39	2,480.00	10/21/17	27
October 17 Puts on SPX*	28	6	2,320.00	10/21/17	5
Papa John’s International*	32	8	70.00	11/18/17	6
Scripps Networks Interactive*	41	5	80.00	12/16/17	5
Scripps Networks Interactive*	1	–	70.00	12/16/17	–
Scripps Networks Interactive*	76	4	75.00	12/16/17	3
Scripps Networks Interactive*	121	7	75.00	03/17/18	10
SPDR S&P500 ETF Trust*	68	36	240.00	12/16/17	13
SPDR S&P500 ETF Trust*	68	31	243.00	10/21/17	2
SPDR S&P500 ETF Trust*	58	37	245.00	12/16/17	15
Straight Path Communications*	17	3	135.00	02/17/18	–
VanEck Vectors Semiconductor ETF*	18	2	91.00	10/21/17	1
VanEck Vectors Semiconductor ETF*	54	7	82.00	10/21/17	–
VanEck Vectors Semiconductor ETF*	104	14	93.00	10/21/17	1

		285			132

Call Options
CenturyLink*	93	6	26.00	01/20/18	–
CenturyLink*	55	7	23.00	01/20/18	2
CenturyLink*	55	6	30.00	01/20/18	–
CenturyLink*	93	5	27.00	10/21/17	–
CenturyLink*	37	3	25.00	01/20/18	1
CenturyLink*	154	5	28.00	10/21/17	1
CenturyLink*	9	1	20.00	01/20/18	1
CenturyLink*	1	–	20.00	10/21/17	–
CenturyLink*	28	3	23.00	10/21/17	–
CenturyLink*	16	1	21.00	10/21/17	–
CenturyLink*	320	19	22.00	10/21/17	2
CenturyLink*	36	2	26.00	10/21/17	–
Charter Communications*	5	6	365.00	10/21/17	4
Discovery Communications*	7	1	22.50	10/21/17	–
Discovery Communications*	35	5	25.00	03/17/18	1
Discovery Communications*	101	14	25.00	10/21/17	–
Ensco*	185	3	10.00	12/16/17	–
Ensco*	33	1	8.00	01/20/18	1
Ensco*	119	3	8.00	12/16/17	1
Ensco*	122	4	9.00	12/16/17	1
NXP Semiconductors*	7	2	115.00	01/20/18	1
NXP Semiconductors*	101	9	115.00	10/21/17	2
NXP Semiconductors*	114	18	115.00	12/16/17	13
NXP Semiconductors*	149	42	110.00	10/21/17	48
SeaWorld Entertainment*	69	4	15.00	01/20/18	3
SeaWorld Entertainment*	83	4	15.00	12/16/17	3
Sinclair Broadcast Group*	35	6	41.00	12/16/17	1
Synchronoss Technologies*	9	2	10.00	03/17/18	2
Synchronoss Technologies*	18	4	10.00	12/16/17	2
T-Mobile US*	85	4	75.00	11/18/17	1

236	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Number of Contracts	Notional Amount ($ Thousands)	Exercise Price	Expiration Date	Value ($Thousands)

PURCHASED OPTIONS (continued)
Tribune Media*	82	$2	$45.00	10/21/17	$–

		192			91

Total Purchased Options		$477			$223

WRITTEN OPTIONS — 0.0%

Put Options
AT&T*	(153)	$(3)	37.00	10/21/17	$(2)
Discovery Communications*	(35)	(2)	20.00	10/21/17	(1)
October 17 Puts on SPX*	(56)	(28)	2,400.00	10/21/17	(19)
October 17 Puts on SPX*	(40)	(18)	2,420.00	10/21/17	–
October 17 Puts on SPX*	(12)	(5)	2,410.00	10/21/17	–
Papa John’s International*	(32)	(3)	65.00	11/18/17	(3)
VanEck Vectors Semiconductor ETF*	(70)	(5)	87.00	10/21/17	(2)

		(64)			(27)

Call Options
NXP Semiconductors*	(1)	–	120.00	10/21/17	–
Papa John’s International*	(32)	(3)	75.00	10/21/17	(3)

		(3)			(3)

Total Written Options		$(67)			$(30)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	237

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Strategy Alternative Fund (Continued)

A list of the open contracts held by the Fund at September 30, 2017 is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Bobl	(11)	Dec-2017	$(1,729)	$(1,706)	$6
Euro-Bund	(12)	Dec-2017	(2,328)	(2,284)	21
Euro-Buxl 30 Year Bond	(7)	Dec-2017	(1,395)	(1,351)	32
S&P 500 Index E-MINI	(7)	Dec-2017	(870)	(881)	(11)
U.S. 10-Year Treasury Note	(13)	Dec-2017	(1,648)	(1,629)	19

			$(7,970)	$(7,851)	$67

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	12/20/17	KRW	667,317	USD	590	$6
Deutsche Bank	12/20/17	USD	773	RUB	45,246	2
Deutsche Bank	12/20/17	USD	819	TRY	2,887	(26)
Deutsche Bank	12/20/17	ZAR	14,082	USD	1,055	25
Deutsche Bank	12/20/17	MXN	20,973	USD	1,168	28
Deutsche Bank	12/20/17	KRW	1,331,774	USD	1,176	11
JPMorgan Chase Bank	12/20/17	USD	1,623	EUR	1,351	(18)
JPMorgan Chase Bank	12/20/17	EUR	3,782	USD	4,546	54
JPMorgan Chase Bank	12/20/17	RUB	69,747	USD	1,192	(1)
Merrill Lynch	10/03/17	USD	1,018	BRL	3,243	7
Merrill Lynch	10/03/17	BRL	3,243	USD	1,036	12
Morgan Stanley	10/12/17	USD	1,627	INR	104,224	(34)
Morgan Stanley	10/12/17 - 12/20/17	INR	144,697	USD	2,222	16
Morgan Stanley	10/31/17	USD	474	GBP	354	—
Morgan Stanley	10/31/17	USD	81	GBP	60	—
Morgan Stanley	10/31/17	GBP	1,155	USD	1,552	1
Morgan Stanley	11/29/17 - 01/10/18	EUR	3,182	CZK	84,680	97
Morgan Stanley	12/15/17 - 01/10/18	CZK	44,491	EUR	1,663	(63)
Morgan Stanley	12/20/17	USD	12	ZAR	165	—
Morgan Stanley	12/20/17	USD	370	EUR	313	1
Morgan Stanley	12/20/17	USD	585	RUB	34,243	1
Morgan Stanley	12/20/17	USD	647	TRY	2,301	(15)
Morgan Stanley	12/20/17	EUR	2,277	USD	2,734	30
Morgan Stanley	01/10/18	EUR	3	USD	3	—
Morgan Stanley	12/20/17	ZAR	7,813	USD	584	13
Morgan Stanley	12/20/17	CNH	7,846	USD	1,188	14
Morgan Stanley	12/20/17	MXN	31,879	USD	1,774	41
Morgan Stanley	12/20/17	RUB	65,724	USD	1,123	(2)

						$200

238	SEI Institutional Managed Trust / Annual Report /September 30, 2017

A list of the open OTC swap agreements held by the Fund at September 30, 2017 is as follows:

Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays	Macy’s	Buy	1.00%	–	12/20/2021	320	12	$12	$–
Barclays	Nordstom	Buy	1.00%	–	12/20/2021	465	28	5	23

								$17	$23

			Cross Currency Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payment ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Deutsche Bank	3-MONTH USD -LIBOR	10.42%	Quarterly	12/20/2022	USD	4,616	$(10)	$–	$(10)
Bank of America	3-MONTH USD -LIBOR	10.325%	Quarterly	12/20/2022	USD	2,707	(6)	–	(6)

							$(16)	$–	$(16)

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts($Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Morgan Stanley	Clariant	1-Month USD -LIBOR	Asset Return	Monthly	2/27/2019	USD	232	(9)	$–	$(9)
Deutsche Bank	Egyptian Government 0% 11/28/17	Cash Deposit of Notional	Price Return	Monthly	11/25/2017	EGP	13,125	724	661	63
Deutsche Bank	Egyptian Government 0% 2/13/18	Cash Deposit of Notional	Price Return	Monthly	02/13/2018	EGP	21,525	1,143	1,110	33
Bank of America	IBOXHY	IBOXHY	3-Month USD -LIBOR	Quarterly	12/20/2017	USD	3,962	(67)	–	(67)
Morgan Stanley	Kennedy Wilson	1-Month USD - LIBOR	Asset Return	Monthly	12/31/2018	USD	(1,902)	52	–	52
Morgan Stanley	Paysafe	1-Month USD - LIBOR	Asset Return	Monthly	01/30/2019	GBP	(2,540)	(6)	–	(6)
Morgan Stanley	Sky	1-Day Tom Next Offered Indexed Swap	Asset Return	Monthly	02/27/2019	GBP	(3,147)	(156)	–	(156)
Morgan Stanley	Worldpay	1-Month USD - LIBOR	Asset Return	Monthly	01/30/2019	USD	(3,351)	147	–	147
Morgan Stanley	Zodiac Aerospace	1-Month EUR - LIBOR	Asset Return	Monthly	01/30/2019	EUR	586	(21)	–	(21)

									$1,771	$36

SEI Institutional Managed Trust / Annual Report / September 30, 2017	239

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Strategy Alternative Fund (Concluded)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2017 is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
ITRAXX.EUR.XOVER	Sell	5.00%	Quarterly	06/20/2021	(1,000)	$142	$76	$66
Mexico	Buy	1.00%	Quarterly	12/20/2021	1,269	(8)	28	(36)
Republic of South Africa	Buy	1.00%	Quarterly	12/20/2021	1,823	37	81	(44)
Republic of Korea	Buy	1.00%	Quarterly	12/20/2021	1,402	(21)	(34)	13
Republic of South Africa	Buy	1.00%	Quarterly	06/20/2022	1,140	35	53	(18)
Republic of Turkey	Buy	1.00%	Quarterly	12/20/2020	2,654	13	151	(138)
Republic of Turkey	Buy	1.00%	Quarterly	12/20/2021	307	6	16	(10)
Russia	Sell	1.00%	Quarterly	06/20/2021	(2,345)	1	(123)	124
Russia	Sell	1.00%	Quarterly	12/20/2021	(248)	(1)	(8)	7

						$204	$240	$(36)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts($Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
1.596	6-MONTH GBP - LIBOR	Semi	12/01/2046	GBP	254	$5	$–	$5
1.556	6-MONTH GBP - LIBOR	Semi	11/29/2046	GBP	520	18	–	18
6-MONTH HUF -BUBOR	3.78%	Semi	07/25/2027	HUF	245,010	13	–	13
1.41%	6-MONTH GBP - LIBOR	Semi	08/04/2067	GBP	393	18	–	18
1.370	6-MONTH GBP - LIBOR	Semi	01/05/2067	GBP	500	40	–	40
1.440	6-MONTH GBP - LIBOR	Semi	01/05/2047	GBP	572	45	–	45
28-DAY MXN - TIIE	7.275%	Monthly	05/26/2027	MXN	11,856	10	–	10
1-DAY BRL - CETIP	9.38%	Annual	01/04/2021	BRL	4,871	28	–	28
1-DAY BRL - CETIP	9.94%	Annual	01/04/2021	BRL	3,083	34	–	34
6-MONTH HUF -BUBOR	3.87%	Semi	07/12/2027	HUF	170,211	12	–	12
28-DAY MXN - TIIE	7.30%	Monthly	05/26/2027	MXN	11,855	12	–	12
28-DAY MXN - TIIE	6.815%	Monthly	07/15/2022	MXN	19,231	1	–	1

						$236	$–	$236

Percentages are based on Net Assets of $512,887 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Security, or a portion thereof, has been pledged as collateral on securities sold short.
(B)	Security is a Master Limited Partnership. At September 30, 2017, such securities amounted to $378 ($ Thousands), or 0.1% of the net assets of the Fund (See Note 2).
(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $12,457 ($ Thousands), representing 2.4% of the Net Assets of the Fund.
(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on September 30, 2017. The coupon on a step bond changes on a specified date.
(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(F)	Level 3 security in accordance with fair value hierarchy.
(G)	Security is in default on interest payment.
(H)	Unsettled bank loan. Interest rate not available.

(I)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

BRL — Brazilian Real

Cl — Class

CNH — Chinese Yuan Offshore

CZK — Czech Koruna

EGP — Egyptian Pound

ETF — Exchange Traded Fund

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GO — General Obligation

HUF —Hungarian Forint

ICE— Intercontinental Exchange

INR — Indian Rupee

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

Ltd. — Limited

240	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MTN — Medium Term Note

MXN — Mexican Peso

OTC — Over-the-counter

PIK — Payment-in-Kind

PLC — Public Limited Company

Pty — Proprietary

RB — Revenue Bond

RUB — Russian Ruble

S&P — Standard & Poor’s

Ser — Series

SPDR — S&P Depository Receipts

TRY — Turkish Lira

USD — United States Dollar

VAR — Variable Rate

ZAR — South African Rand

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$193,695	$–	$–	$193,695
Registered Investment
Companies	162,644	–	–	162,644
Corporate Obligations	–	26,640	–	26,640
Sovereign Debt	–	20,136	–	20,136
Loan Participations	–	9,906	833	10,739
Preferred Stock	840	–	–	840
Convertible Bonds	–	702	–	702
Municipal Bonds	–	647	–	647
Government Agency Obligation	–	617	–	617
U.S. Treasury Obligation	–	12,987	–	12,987
Cash Equivalent	79,354	–	–	79,354

Total Investments in Securities	$436,533	$71,635	$833	$509,001

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(100,680)	$–	$–	$(100,680)
Exchange Traded Funds	(14,656)	–	–	(14,656)
Preferred Stock	(1,515)	–	–	(1,515)
Right	–	–	–	–

Total Securities Sold Short	$(116,851)	$–	$–	$(116,851)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$223	$—	$—	$223
Written Options	(30)	—	—	(30)
Futures Contracts *
Unrealized Appreciation	78	—	—	78
Unrealized Depreciation	(11)	—	—	(11)
Forwards Contracts *
Unrealized Appreciation	—	359	—	359
Unrealized Depreciation	—	(159)	—	(159)
OTC Swaps
Credit Default Swaps *
Unrealized Appreciation	—	23	—	23
Cross Currency Swaps *
Unrealized Depreciation	—	(16)	—	(16)
Total Return Swaps *
Unrealized Appreciation	—	295	—	295
Unrealized Depreciation	—	(259)	—	(259)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	—	210	—	210
Unrealized Depreciation	—	(246)	—	(246)
Interest Rate Swaps *
Unrealized Appreciation	—	236	—	236

Total Other Financial Instruments	$260	$443	$—	$703

^ A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Institutional Managed Trust Long/Short Alternative Fund, CI Y	$41,767	$—	$(11,000)	$(147)	$3,732	$34,352	$1
SEI Daily Income Trust, Government Fund, CI F	94,332	556,122	(571,100)	—	—	79,354	425

Totals	$136,099	$556,122	$(582,100)	$(147)	$3,732	$113,706	$426

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	241

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Accumulation Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 48.6%
U.S. Treasury Bills
1.161%, 01/25/2018 (A)(B)	$25,081	$24,997
1.146%, 03/15/2018 (A)(B)	16,505	16,418
1.137%, 02/01/2018 (A)(B)	109,007	108,614
1.136%, 01/04/2018 (A)(B)	1,805	1,800
1.121%, 03/08/2018 (A)(B)	4,826	4,802
1.116%, 12/28/2017 (B)	13,942	13,907
1.115%, 03/01/2018 (A)(B)	4,405	4,384
1.106%, 12/14/2017 (B)	35,016	34,948
1.102%, 01/18/2018 (B)	412,459	411,209
1.062%, 11/30/2017 (A)(B)	63,636	63,533
1.056%, 11/24/2017 (A)(B)	27,432	27,392
1.049%, 12/07/2017 (A)(B)(E)	163,909	163,613
1.025%, 11/16/2017 (A)(B)	25,679	25,648
0.980%, 11/02/2017 (A)(B)	4,634	4,630
0.958%, 10/26/2017 (A)(B)	7,490	7,485
0.914%, 10/05/2017 (A)(B)	9,887	9,887
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	2,114	2,876
3.625%, 04/15/2028	852	1,115
3.375%, 04/15/2032	2,069	2,852
2.500%, 01/15/2029	2,116	2,554
2.375%, 01/15/2025	3,206	3,663
2.375%, 01/15/2027	789	922
2.125%, 01/15/2019	4,332	4,467
2.125%, 02/15/2041	1,192	1,508
2.000%, 01/15/2026	2,571	2,892
1.875%, 07/15/2019	1,724	1,796
1.750%, 01/15/2028	1,138	1,274
1.375%, 07/15/2018	454	461
1.375%, 01/15/2020	2,686	2,782
1.375%, 02/15/2044	1,050	1,159
1.250%, 07/15/2020	3,203	3,338
1.125%, 01/15/2021	2,050	2,132
1.000%, 02/15/2046	3,099	3,144
0.750%, 02/15/2042	1,571	1,518

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.750%, 02/15/2045	$ 780	$744
0.625%, 07/15/2021	2,368	2,434
0.625%, 01/15/2024	10,806	11,034
0.625%, 01/15/2026	40,672	41,222
0.625%, 02/15/2043	2,928	2,736
0.375%, 07/15/2023	2,577	2,611
0.375%, 07/15/2025	32,123	32,127
0.250%, 01/15/2025 (E)	2,377	2,353
0.125%, 04/15/2018	1,535	1,536
0.125%, 04/15/2019	3,134	3,146
0.125%, 04/15/2020	96,706	97,180
0.125%, 04/15/2021	106,577	106,910
0.125%, 01/15/2022	1,839	1,844
0.125%, 07/15/2022	2,076	2,086
0.125%, 01/15/2023	1,750	1,745
0.125%, 07/15/2024	1,546	1,531
0.125%, 07/15/2026	41,972	40,814

Total U.S. Treasury Obligations (Cost $1,315,188) ($ Thousands)		1,315,773

SOVEREIGN DEBT — 15.1%
African Development Bank
2.375%, 09/23/2021 (A)	1,250	1,270
1.375%, 02/12/2020 (A)	1,250	1,240
1.250%, 07/26/2021 (A)	1,250	1,218
1.125%, 03/04/2019 (A)	1,500	1,491
1.125%, 09/20/2019	1,000	989
Andina de Fomento
4.375%, 06/15/2022	250	270
Asian Development Bank MTN
2.625%, 01/12/2027	750	760
2.000%, 04/24/2026	500	483
1.750%, 01/10/2020 (A)	1,000	1,001
1.625%, 08/26/2020	1,000	996
1.500%, 01/22/2020 (A)	1,000	996
1.375%, 01/15/2019 (A)	1,000	998
1.375%, 03/23/2020 (A)	1,000	993
1.000%, 08/16/2019	1,000	988
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.750%, 04/15/2018	EUR 218	260
Canada Government International Bond
1.625%, 02/27/2019	$ 2,250	2,254
1.125%, 03/19/2018 (A)	1,000	999
Chile Government International Bond
3.875%, 08/05/2020	250	263
Council of Europe Development Bank
1.875%, 01/27/2020 (A)	1,000	1,004
1.750%, 11/14/2019	1,000	1,001
1.625%, 03/16/2021	500	495

242	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Deutsche Bundesrepublik Inflation Linked Bond
1.750%, 04/15/2020	EUR	3,700	$4,751
0.500%, 04/15/2030		5,541	7,506
0.100%, 04/15/2023		28,561	36,448
0.100%, 04/15/2026		37,661	48,938
0.100%, 04/15/2046		728	970
European Bank for Reconstruction & Development MTN
2.125%, 03/07/2022		$250	251
2.000%, 02/01/2021 (A)		1,000	1,003
1.750%, 06/14/2019		1,000	999
1.750%, 11/26/2019		1,000	1,000
1.625%, 11/15/2018 (A)		1,000	1,000
1.625%, 05/05/2020		500	498
1.500%, 03/16/2020		250	249
European Investment Bank
4.875%, 02/15/2036		250	323
4.000%, 02/16/2021 (A)		1,000	1,068
3.250%, 01/29/2024		750	792
2.250%, 03/15/2022		750	757
2.125%, 10/15/2021		1,000	1,005
2.125%, 04/13/2026		500	488
2.000%, 03/15/2021		500	502
1.625%, 12/15/2020		1,000	993
1.375%, 06/15/2020		750	743
1.000%, 12/15/2017		150	150
Export Development Canada
2.000%, 05/17/2022 (A)		1,500	1,495
1.750%, 08/19/2019		500	501
1.750%, 07/21/2020 (A)		1,000	1,000
1.625%, 01/17/2020		250	250
1.625%, 06/01/2020 (A)		1,000	997
1.500%, 10/03/2018		500	500
1.500%, 05/26/2021		1,000	985
1.375%, 10/21/2021		500	488
1.000%, 11/01/2018 (A)		2,000	1,988
0.750%, 12/15/2017		750	749
FMS Wertmanagement AoeR
1.750%, 01/24/2020		500	500
1.750%, 03/17/2020		500	500
1.250%, 07/30/2018 (A)		1,000	998
1.000%, 11/21/2017		950	950
France Government Bond OAT
3.400%, 07/25/2029	EUR	879	1,538
3.150%, 07/25/2032		1,990	3,616
2.250%, 07/25/2020		2,514	3,319
2.100%, 07/25/2023		1,400	1,985
2.100%, 07/25/2023		1,091	1,547
1.850%, 07/25/2027		7,307	10,850
1.800%, 07/25/2040		2,412	4,121
1.300%, 07/25/2019		245	307

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
1.100%, 07/25/2022	EUR	1,246	$1,662
1.100%, 07/25/2022		23,515	31,350
0.700%, 07/25/2030 (C)		1,633	2,212
0.250%, 07/25/2018		1,599	1,934
0.250%, 07/25/2024		2,915	3,777
0.250%, 07/25/2024		167	216
0.100%, 03/01/2021		2,051	2,568
0.100%, 07/25/2021		6,571	8,242
0.100%, 03/01/2025		8,246	10,463
Inter-American Development Bank MTN
7.000%, 06/15/2025		$500	641
3.875%, 09/17/2019		350	365
3.000%, 10/04/2023		250	261
3.000%, 02/21/2024		250	260
2.125%, 11/09/2020		250	252
2.000%, 06/02/2026		500	483
1.875%, 06/16/2020 (A)		1,000	1,002
1.875%, 03/15/2021		500	500
1.750%, 10/15/2019		1,000	1,002
1.625%, 05/12/2020		500	499
1.125%, 09/12/2019		1,000	989
International Bank for Reconstruction & Development
4.750%, 02/15/2035		250	313
2.250%, 06/24/2021		1,000	1,012
2.000%, 01/26/2022		500	500
1.875%, 03/15/2019		1,000	1,005
1.625%, 03/09/2021		1,000	993
International Finance MTN
2.125%, 11/17/2017		750	751
2.125%, 04/07/2026 (A)		1,750	1,712
1.750%, 09/04/2018		200	200
1.625%, 07/16/2020 (A)		1,000	997
Italy Buoni Poliennali Del Tesoro
3.100%, 09/15/2026	EUR	1,196	1,695
2.600%, 09/15/2023		2,304	3,130
2.550%, 09/15/2041		980	1,346
2.350%, 09/15/2019		2,269	2,875
2.350%, 09/15/2024 (C)		1,133	1,513
2.350%, 09/15/2035		2,456	3,374
2.100%, 09/15/2021		1,499	1,962
1.700%, 09/15/2018		933	1,139
1.700%, 09/15/2018		104	127
1.250%, 09/15/2032 (C)		2,000	2,350
Korea Development Bank
4.625%, 11/16/2021		$250	268
Korea International Bond
2.750%, 01/19/2027		1,000	970
Nordic Investment Bank MTN
2.125%, 02/01/2022		750	753
1.500%, 09/29/2020		1,000	992
1.125%, 03/19/2018		1,000	998

SEI Institutional Managed Trust / Annual Report / September 30, 2017	243

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
1.125%, 02/25/2019		$500	$497
0.750%, 01/17/2018		200	200
North American Development Bank
2.400%, 10/26/2022		200	199
Province of British Columbia Canada
6.500%, 01/15/2026		250	314
2.650%, 09/22/2021 (A)		1,000	1,023
2.000%, 10/23/2022		250	247
Province of Manitoba Canada
3.050%, 05/14/2024		250	258
2.125%, 05/04/2022		250	248
Province of Ontario Canada
4.000%, 10/07/2019		500	521
2.450%, 06/29/2022		250	252
2.400%, 02/08/2022		750	756
2.000%, 01/30/2019		500	502
1.875%, 05/21/2020		500	500
Province of Quebec Canada
7.500%, 09/15/2029		200	285
2.875%, 10/16/2024		250	257
2.500%, 04/20/2026		750	743
Svensk Exportkredit MTN
1.750%, 03/10/2021 (A)		1,000	993
United Kingdom Gilt Inflation Linked
4.125%, 07/22/2030	GBP	1,000	4,870
2.500%, 04/16/2020		429	2,115
2.500%, 07/17/2024		340	1,664
2.000%, 01/26/2035		932	3,304
1.875%, 11/22/2022		1,592	2,615
1.250%, 11/22/2017		211	286
1.250%, 11/22/2027		1,406	2,507
1.250%, 11/22/2032		721	1,441
1.250%, 11/22/2055		1,616	5,179
1.125%, 11/22/2037		1,053	2,303
0.750%, 03/22/2034		999	1,923
0.750%, 11/22/2047		854	2,112
0.625%, 03/22/2040		1,853	3,930
0.625%, 11/22/2042		1,317	2,931
0.500%, 03/22/2050		1,343	3,281
0.375%, 03/22/2062		1,091	3,209
0.250%, 03/22/2052		1,127	2,683
0.125%, 03/22/2024		25,779	39,626
0.125%, 03/22/2026		18,388	28,910
0.125%, 03/22/2029		1,149	1,885
0.125%, 03/22/2044		4,503	9,192
0.125%, 03/22/2058		1,280	3,252
0.125%, 11/22/2065		750	2,175
0.125%, 03/22/2068		437	1,328

Total Sovereign Debt (Cost $389,979) ($ Thousands)			409,756

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK — 4.4%

Australia — 0.3%
AGL Energy	25,712	$471
Amcor	3,900	46
APA Group	46,575	305
Aristocrat Leisure	11,728	193
ASX	2,472	102
Aurizon Holdings	21,309	82
AusNet Services	264,595	351
BHP Billiton	5,561	112
Brambles	9,655	68
Caltex Australia	19,918	502
CIMIC Group	4,686	163
Coca-Cola Amatil	19,358	117
Cochlear	2,349	293
Computershare	58,392	663
Crown Resorts	10,576	94
CSL	3,069	323
Domino’s Pizza Enterprises	2,369	85
Fortescue Metals Group	27,506	111
Harvey Norman Holdings	38,002	116
Healthscope	82,236	108
Incitec Pivot	29,314	83
Insurance Australia Group	17,664	88
LendLease Group	3,959	56
Oil Search	43,422	238
Origin Energy *	40,531	238
Qantas Airways	25,771	118
Ramsay Health Care	5,073	248
REA Group	2,602	137
Scentre Group ‡	11,668	36
SEEK	7,445	97
Sonic Healthcare	16,500	271
South32	36,210	93
Sydney Airport	20,066	112
Tabcorp Holdings	34,462	115
Tatts Group	44,420	139
Telstra, Cl B	151,094	414
TPG Telecom	73,247	280
Transurban Group	13,849	129
Treasury Wine Estates	30,987	333
Vicinity Centres ‡	28,772	60
Wesfarmers	4,028	131
Westfield ‡	9,207	57
Westpac Banking	2,441	61
Woodside Petroleum	6,856	156
Woolworths	9,620	190

		8,185

Austria — 0.1%
Andritz	3,371	195
Erste Group Bank *	4,076	176
OMV	9,074	529

244	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Raiffeisen Bank International *	6,043	$202
voestalpine	5,195	265

		1,367

Belgium — 0.1%
Ageas	2,714	127
Anheuser-Busch InBev	2,858	342
Colruyt	6,336	325
Groupe Bruxelles Lambert	357	37
KBC Group	1,942	165
Proximus SADP	13,839	477
Solvay	1,290	193
Telenet Group Holding *	6,800	450
UCB, Cl A	6,939	494
Umicore	4,213	349

		2,959

Canada — 0.4%
Alimentation Couche-Tard, Cl B	5,390	245
Atco, Cl I	8,416	308
Bank of Montreal	518	39
Bank of Nova Scotia, Cl C	1,590	102
Barrick Gold	4,739	76
BCE	9,904	463
BlackBerry *	20,413	228
Bombardier, Cl B *	74,372	134
CAE	9,180	160
Canadian National Railway	2,192	181
Canadian Natural Resources	4,257	142
Canadian Pacific Railway	641	107
Canadian Tire, Cl A	1,352	168
Canadian Utilities, Cl A	11,282	350
CGI Group, Cl A *	6,993	362
CI Financial	3,354	73
Constellation Software	636	346
Crescent Point Energy, Cl F	4,916	39
Dollarama	2,451	268
Emera	5,208	197
Empire, Cl A	15,307	270
Enbridge	2,263	94
Encana	8,974	105
Fairfax Financial Holdings	200	104
Finning International	7,855	179
First Capital Realty	4,150	65
First Quantum Minerals (Canada)	2,143	24
Fortis	11,814	423
Franco-Nevada	1,000	77
George Weston	2,265	197
Gildan Activewear	6,126	191
H&R ‡	4,787	83
Hydro One (C)	9,377	170
Imperial Oil	2,707	86

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Intact Financial	1,580	$130
Jean Coutu Group PJC, Cl A	14,642	285
Loblaw	4,092	223
Magna International, Cl A	2,438	130
Methanex	1,070	54
Metro, Cl A	7,776	267
National Bank of Canada	870	42
Open Text	9,748	314
Potash Corp of Saskatchewan	2,157	42
PrairieSky Royalty	2,615	67
Restaurant Brands International	2,608	166
RioCan ‡	3,430	66
Rogers Communications, Cl B	7,402	381
Royal Bank of Canada	1,066	82
Saputo	7,448	257
Shaw Communications, Cl B	7,879	181
Shopify *	1,760	204
SNC-Lavalin Group	1,669	75
Suncor Energy	2,894	101
Teck Resources, Cl B	2,423	51
TELUS	10,607	381
Thomson Reuters, Cl B	3,166	145
Toronto-Dominion Bank	1,857	104
TransCanada	2,000	99
Turquoise Hill Resources *	6,748	21
Valeant Pharmaceuticals International *	19,715	282
Vermilion Energy	2,483	88
Wheaton Precious Metals	2,275	43

		10,337

Chile — 0.0%
Antofagasta	8,667	110

China — 0.0%
Sands China	18,800	98
Yangzijiang Shipbuilding Holdings	175,548	185

		283

Denmark — 0.2%
AP Moller - Maersk, Cl A	102	188
AP Moller - Maersk, Cl B	99	188
Carlsberg, Cl B	3,461	379
Chr Hansen Holding	4,349	373
Coloplast, Cl B	3,496	284
Danske Bank	6,879	275
DONG Energy (C)	7,632	437
Genmab *	996	220
Novo Nordisk, Cl B	5,821	278
Novozymes, Cl B	7,255	372
Pandora	2,136	211
TDC	79,788	468
Tryg	10,215	236

SEI Institutional Managed Trust / Annual Report / September 30, 2017	245

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Vestas Wind Systems	1,356	$122
William Demant Holding *	13,916	367

		4,398

Finland — 0.1%
Elisa	10,422	449
Fortum	21,754	434
Kone, Cl B	2,993	158
Metso	2,878	106
Neste	18,237	797
Nokia	58,083	349
Nokian Renkaat	5,363	238
Orion, Cl B	9,382	435
Sampo, Cl A	3,627	192
Stora Enso, Cl R	16,819	238
UPM-Kymmene, Cl V	9,046	245
Wartsila Abp	2,318	164

		3,805

France — 0.3%
Accor	875	44
Aeroports de Paris, Cl A	373	60
Air Liquide	1,030	137
Arkema	1,313	161
Atos	2,252	349
AXA	1,932	59
Bouygues	892	42
Bureau Veritas	900	23
Capgemini	2,596	304
Carrefour	1,443	29
Christian Dior, Cl B	506	162
CNP Assurances	1,903	45
Credit Agricole	5,388	98
Danone	1,646	129
Dassault Systemes	3,513	356
Electricite de France	11,810	144
Engie	13,671	232
Essilor International	3,166	392
Eutelsat Communications	1,501	45
Fonciere Des Regions ‡	434	45
Gecina ‡	699	113
Groupe Eurotunnel	4,624	56
Hermes International	96	48
ICADE ‡	512	46
Iliad	1,128	300
Ingenico Group	3,300	313
JCDecaux	1,173	44
Kering	389	155
Klepierre ‡	1,965	77
L’Oreal	607	129
LVMH Moet Hennessy Louis Vuitton	241	67
Natixis	5,679	46

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Orange	22,713	$372
Pernod Ricard	1,010	140
Remy Cointreau	1,323	157
Renault	450	44
Rexel	3,641	63
Sanofi	4,184	416
Schneider Electric *	577	50
SCOR	1,457	61
Societe BIC	289	35
Societe Generale	2,531	148
STMicroelectronics	22,340	432
Suez	14,785	270
Thales, Cl A	1,344	152
TOTAL	13,193	709
Valeo	527	39
Veolia Environnement	8,189	189
Vinci	822	78
Vivendi	5,328	135
Wendel	681	110

		7,850

Germany — 0.3%
adidas	861	195
Allianz	347	78
BASF	1,028	109
Bayer	1,449	197
Beiersdorf	1,696	183
Brenntag	527	29
CECONOMY	4,277	50
Commerzbank *	5,497	75
Continental	286	73
Covestro (C)	1,507	130
Deutsche Bank	2,043	35
Deutsche Boerse	283	31
Deutsche Lufthansa	5,273	147
Deutsche Post	2,302	102
Deutsche Telekom	20,670	386
Deutsche Wohnen	1,750	74
E.ON	26,305	298
Fraport Frankfurt Airport Services Worldwide	1,521	144
Fresenius	4,273	345
Fresenius Medical Care	3,975	389
GEA Group	1,568	71
Hannover Rueck	619	75
HeidelbergCement	879	90
Henkel & KGaA	1,543	188
HUGO BOSS	2,069	182
Infineon Technologies	17,463	439
K+S	2,963	81
LANXESS	1,587	125
Linde	488	102
MAN	398	45

246	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Merck KGaA	2,187	$243
METRO *	4,277	90
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	274	59
OSRAM Licht	1,575	126
QIAGEN *	7,696	242
RWE *	14,159	322
SAP	3,666	402
Siemens	850	120
Symrise	2,361	179
Telefonica Deutschland Holding	49,505	278
thyssenkrupp	3,604	107
TUI	3,217	55
United Internet	6,170	384
Volkswagen	135	23

		7,098

Hong Kong — 0.2%
AIA Group	13,800	102
ASM Pacific Technology	51,400	740
BOC Hong Kong Holdings	23,000	112
CK Asset Holdings ‡	5,708	47
CK Hutchison Holdings	8,208	105
CK Infrastructure Holdings	50,438	434
CLP Holdings, Cl B	51,500	528
Galaxy Entertainment Group *	6,000	42
HK Electric Investments & HK Electric Investments (C)	352,000	321
HKT Trust and HKT	327,920	398
Hong Kong & China Gas	220,173	414
Hutchison Port Holdings, Cl U	584,226	251
Kerry Properties	13,000	54
Li & Fung	672,000	337
Link ‡	13,500	109
MGM China Holdings	30,000	72
MTR	39,500	231
NWS Holdings	90,000	175
PCCW	785,000	425
Power Assets Holdings	44,602	386
Shangri-La Asia	82,000	152
SJM Holdings	52,000	48
Swire Pacific, Cl A ‡	4,000	39
Swire Properties	18,400	63
Techtronic Industries	56,500	302
WH Group (C)	412,500	438
Wynn Macau	27,600	74
Yue Yuen Industrial Holdings	68,500	261

		6,660

Ireland — 0.1%
Accenture, Cl A	1,029	139
Bank of Ireland Group *	29,648	243

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
CRH	8,888	$339
Eaton	2,114	162
Kerry Group, Cl A	5,639	542
Paddy Power Betfair	3,752	375
Ryanair Holdings ADR *	3,511	370

		2,170

Israel — 0.1%
Azrieli Group	4,495	250
Bank Hapoalim	29,177	204
Bank Leumi Le-Israel	39,720	211
Bezeq The Israeli Telecommunication	318,697	456
Check Point Software Technologies *	3,822	436
Elbit Systems	1,358	199
Frutarom Industries	5,414	417
Israel Chemicals	66,305	294
Mizrahi Tefahot Bank	12,761	229
NICE-Systems	6,158	491

		3,187

Italy — 0.2%
Assicurazioni Generali	2,134	40
Atlantia	3,095	98
CNH Industrial	12,849	154
Enel	67,914	409
Eni	16,512	273
EXOR	1,900	121
Ferrari	2,608	288
Fiat Chrysler Automobiles *	18,029	323
Leonardo-Finmeccanica	10,324	193
Luxottica Group	2,908	163
Mediobanca	8,384	90
Prysmian	5,661	191
Saipem *	71,504	308
Snam Rete Gas	114,066	550
Telecom Italia *	511,570	425
Tenaris	15,473	220
Terna Rete Elettrica Nazionale	54,270	317
UnipolSai Assicurazioni	31,346	73

		4,236

Japan — 0.6%
Aeon, Cl H	5,800	86
Air Water	5,000	92
Aisin Seiki *	800	42
Ajinomoto	7,000	137
ANA Holdings	2,000	76
Aozora Bank	3,100	118
Asahi Group Holdings	2,800	113
Asahi Kasei	9,000	111
Astellas Pharma	10,800	137
Bank of Kyoto	800	41

SEI Institutional Managed Trust / Annual Report / September 30, 2017	247

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Calbee	2,000	$70
Canon	2,600	89
Central Japan Railway	400	70
Chubu Electric Power	11,300	140
Chugai Pharmaceutical	2,500	104
Chugoku Bank	7,600	104
Chugoku Electric Power *	17,500	186
Credit Saison	5,700	118
Daicel	3,800	46
Daito Trust Construction	500	91
Daiwa House Industry	3,000	104
Daiwa Securities Group	18,000	102
Dentsu	1,000	44
Eisai	2,000	103
Electric Power Development	6,100	153
FamilyMart UNY Holdings, Cl H	2,600	137
Fast Retailing	300	88
FUJIFILM Holdings	3,100	120
Fukuoka Financial Group	17,000	79
Hankyu Hanshin Holdings	1,400	53
Hino Motors	3,600	44
Hirose Electric	840	118
Hiroshima Bank	9,000	73
Hisamitsu Pharmaceutical	2,500	120
Hitachi Chemical	3,039	83
Idemitsu Kosan	11,100	313
Inpex	21,000	223
J Front Retailing	3,000	41
Japan Prime Realty Investment, Cl A ‡	24	80
Japan Real Estate Investment ‡	16	77
Japan Retail Fund Investment, Cl A ‡	32	57
JXTG Holdings	96,000	494
Kamigumi	4,000	93
Kaneka	12,000	93
Kansai Electric Power	14,400	184
Kansai Paint	3,000	75
Kao	1,800	106
KDDI	10,900	287
Keikyu	2,000	41
Keio	600	25
Kikkoman	4,000	123
Kirin Holdings	6,100	143
Konami Holdings	2,056	99
Kyocera *	1,500	93
Kyushu Electric Power	14,300	152
Lawson	1,200	79
LIXIL Group	3,000	80
M3 *	4,900	140
Marubeni	5,000	34
Maruichi Steel Tube	3,200	93
McDonald’s Holdings Japan	1,723	76
Mebuki Financial Group	19,230	74

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Medipal Holdings	6,500	$113
MEIJI Holdings	2,000	158
Miraca Holdings	2,800	130
Mitsubishi Chemical Holdings, Cl B *	4,700	45
Mitsubishi Motors	8,800	70
Mitsubishi Tanabe Pharma	7,400	170
Mitsui Chemicals	1,800	55
Mizuho Financial Group	45,700	80
Murata Manufacturing	500	73
NEC	3,300	89
NGK Spark Plug	2,600	55
NH Foods	4,000	110
Nippon Building Fund ‡	13	65
Nippon Prologis ‡	36	76
Nippon Telegraph & Telephone	8,400	385
Nisshin Seifun Group	9,415	158
Nissin Food Products	2,000	122
NOK	1,500	34
Nomura Research Institute	2,178	85
NTT Data	10,000	107
NTT DOCOMO	16,300	372
Odakyu Electric Railway	1,500	28
Oji Holdings	22,000	119
Ono Pharmaceutical	5,600	127
Oracle Japan *	1,900	149
Osaka Gas	15,600	290
Otsuka Holdings	3,400	135
Resona Holdings	17,500	90
Ryohin Keikaku	200	59
Sankyo	2,500	80
Santen Pharmaceutical	7,500	118
Sekisui Chemical	3,000	59
Seven & i Holdings	2,100	81
Seven Bank	30,200	109
Shimadzu	6,000	118
Shimizu	3,000	33
Shin-Etsu Chemical, Cl A	1,100	98
Shizuoka Bank	12,000	108
Showa Shell Sekiyu	29,300	337
SoftBank	3,800	307
Subaru	2,200	79
Sumitomo	6,500	93
Sumitomo Rubber Industries	3,400	62
Suntory Beverage & Food	2,800	125
Suzuken	2,760	98
Sysmex	1,700	108
Taisei	1,000	52
Taisho Pharmaceutical Holdings	1,800	137
Takeda Pharmaceutical	2,600	144
Teijin	4,800	95
Terumo	4,000	157
Tobu Railway	3,400	93

248	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Toho	1,600	$56
Toho Gas	6,813	199
Tohoku Electric Power	8,400	107
Tokyo Electric Power Holdings *	32,000	129
Tokyo Gas	12,400	304
Tokyu	2,000	28
Toray Industries	10,000	97
TOTO	1,000	42
Toyo Seikan Group Holdings	1,900	32
Toyo Suisan Kaisha	3,000	110
Toyota Industries	1,900	109
Toyota Motor *	1,700	101
Trend Micro *	1,900	94
Unicharm	4,900	112
United Urban Investment ‡	66	97
Yakult Honsha	1,800	130
Yamaguchi Financial Group	9,000	105
Yamato Holdings	1,400	28
Yamazaki Baking	5,000	90

		14,977

Luxembourg — 0.0%
RTL Group	682	52
SES, Cl A	1,713	37

		89

Netherlands — 0.2%
Aegon	27,244	159
Akzo Nobel	2,588	239
Altice *	7,879	158
Altice, Cl B *	11,055	221
ArcelorMittal *	7,178	185
ASML Holding	3,148	536
Coca-Cola European Partners	2,967	124
Gemalto	4,556	204
Heineken	1,925	190
ING Groep	10,046	185
Koninklijke Ahold Delhaize	14,293	267
Koninklijke Boskalis Westminster	1,861	65
Koninklijke DSM	3,445	282
Koninklijke KPN	91,067	313
Koninklijke Philips	7,163	296
Koninklijke Vopak	12,357	542
LyondellBasell Industries, Cl A	3,960	392
NN Group	3,780	158
NXP Semiconductors *	2,141	242
Randstad Holding	1,641	102
RELX	10,973	234
Unibail-Rodamco ‡	139	34
Unilever	3,312	196

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Wolters Kluwer	4,597	$212

		5,536

New Zealand — 0.1%
Auckland International Airport	59,637	277
Contact Energy	79,201	315
Fletcher Building	46,704	270
Mercury NZ	112,969	277
Meridian Energy	170,649	351
Ryman Healthcare	58,689	393
Spark New Zealand	147,825	390

		2,273

Norway — 0.1%
DNB, Cl A	9,226	186
Gjensidige Forsikring	10,608	185
Marine Harvest *	13,283	263
Norsk Hydro	51,688	376
Orkla	30,555	313
Schibsted, Cl A	5,700	147
Schibsted, Cl B	7,617	180
Statoil	26,354	527
Telenor	22,751	481
Yara International	7,741	347

		3,005

Panama — 0.0%
Carnival	1,461	94

Portugal — 0.0%
Banco Espirito Santo *(D)	50,830	–
EDP - Energias de Portugal	85,324	321
Galp Energia SGPS	25,094	445
Jeronimo Martins SGPS	16,644	329

		1,095

Singapore — 0.1%
CapitaLand	33,800	89
CapitaLand Commercial Trust ‡	53,667	66
DBS Group Holdings	7,800	120
Genting Singapore	238,600	206
Global Logistic Properties	42,000	102
Golden Agri-Resources	1,474,000	407
Jardine Cycle & Carriage	6,200	180
Keppel	16,600	79
Oversea-Chinese Banking	12,800	105
Sembcorp Industries	31,300	68
Singapore Airlines	21,300	158
Singapore Exchange	33,500	182
Singapore Press Holdings	176,700	354
Singapore Technologies Engineering	25,400	64

SEI Institutional Managed Trust / Annual Report / September 30, 2017	249

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Singapore Telecommunications	116,700	$316
StarHub	230,000	440
United Overseas Bank	5,300	92
UOL Group	7,072	42
Wilmar International	89,200	209

		3,279

Spain — 0.2%
Abertis Infraestructuras	5,513	111
ACS Actividades de Construccion y Servicios	2,833	105
Aena (C)	765	138
Amadeus IT Group, Cl A	10,255	667
Banco Bilbao Vizcaya Argentaria	10,923	98
Banco Santander	16,470	115
Bankia	20,227	97
CaixaBank	30,255	152
Distribuidora Internacional de Alimentacion	38,251	223
Enagas	12,242	345
Endesa	4,836	109
Ferrovial	4,529	100
Gas Natural SDG	6,561	145
Grifols	14,620	426
Iberdrola	26,058	202
Industria de Diseno Textil	9,200	347
Red Electrica	8,320	175
Repsol, Cl A	21,631	399
Telefonica	18,046	196

		4,150

Sweden — 0.2%
Alfa Laval	3,670	89
Atlas Copco, Cl A	1,818	77
Atlas Copco, Cl B	1,891	73
Boliden	12,111	409
Electrolux	4,260	144
Essity, Cl B *	7,171	195
Getinge, Cl B	16,980	318
Hennes & Mauritz, Cl B	4,059	105
Hexagon, Cl B	8,618	426
Husqvarna, Cl B	17,924	184
ICA Gruppen	7,278	273
Industrivarden, Cl C	4,865	123
Kinnevik	1,565	51
Lundin Petroleum *	24,445	534
Millicom International Cellular	3,667	242
Nordea Bank	6,982	94
Skandinaviska Enskilda Banken, Cl A	7,936	104
SKF, Cl B	8,542	186
Svenska Handelsbanken, Cl A	2,082	31
Swedbank, Cl A	2,347	65
Swedish Match	7,003	245
Tele2, Cl B	24,845	284

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Telefonaktiebolaget LM Ericsson, Cl B	53,405	$306
Telia	65,127	306
Volvo, Cl B	6,277	121

		4,985

Switzerland — 0.2%
ABB	4,545	112
Adecco Group	1,187	93
Baloise Holding	496	79
Barry Callebaut *	121	186
Chocoladefabriken Lindt & Spruengli	31	304
Cie Financiere Richemont	1,741	159
Coca-Cola HBC	3,429	116
Dufry *	1,505	239
EMS-Chemie Holding	353	235
Geberit	215	102
Givaudan	186	405
Kuehne & Nagel International	661	122
LafargeHolcim	843	49
Lonza Group	1,178	309
Nestle	1,850	155
Novartis	2,503	214
Partners Group Holding	322	219
Roche Holding	898	229
Schindler Holding	1,164	254
SGS, Cl B	41	98
Sika	37	276
Sonova Holding	1,666	283
Straumann Holding	271	174
Swatch Group	1,778	142
Swatch Group, Cl B	331	138
Swiss Life Holding	254	90
Swiss Re	978	89
Swisscom	1,199	615
TE Connectivity	1,422	118
Transocean *	31,055	334
Vifor Pharma	1,610	190

		6,128

United Kingdom — 0.3%
Admiral Group	3,076	75
Anglo American	8,527	153
Associated British Foods	2,191	94
AstraZeneca	3,801	253
Auto Trader Group (C)	48,359	255
Aviva	4,112	28
Barratt Developments	14,410	119
BP	50,616	324
British American Tobacco	1,681	105
BT Group, Cl A	59,549	227
Bunzl	3,000	91
Burberry Group	1,376	32

250	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Capita	2,265	$17
Carnival	2,105	134
Centrica	91,279	229
Cobham *	76,406	149
Compass Group	7,733	164
Croda International	2,513	128
Delphi Automotive	1,026	101
Diageo	2,888	95
Dixons Carphone	10,596	27
easyJet	3,512	57
Experian	2,610	52
G4S	16,567	62
GlaxoSmithKline	14,130	282
Glencore	35,516	163
Hikma Pharmaceuticals	5,080	83
IMI	1,574	26
Imperial Brands	2,202	94
Inmarsat	37,473	324
InterContinental Hotels Group	1,219	65
Intertek Group	544	36
ITV	11,950	28
J Sainsbury	21,670	69
Johnson Matthey	1,866	86
Marks & Spencer Group	10,789	51
Mediclinic International	15,345	134
National Grid	24,779	307
Next, Cl A	560	40
Pearson	16,363	134
Petrofac	56,980	344
Reckitt Benckiser Group	1,075	98
RELX	3,034	67
Rio Tinto	4,054	204
Royal Dutch Shell, Cl A	14,028	423
Royal Dutch Shell, Cl B	13,418	413
Royal Mail	6,924	36
RSA Insurance Group	7,664	64
Sage Group	34,684	325
Severn Trent	8,989	262
Shire	3,125	159
Sky *	5,534	68
Smith & Nephew	15,129	274
Smiths Group	4,570	97
SSE	20,367	382
Standard Life Aberdeen	3,369	20
Tate & Lyle	7,790	68
Travis Perkins	3,353	65
Unilever	2,107	122
United Utilities Group, Cl B	17,772	204
Vodafone Group	136,374	382
Whitbread	1,095	55
Wm Morrison Supermarkets	34,659	109
Worldpay Group (C)	57,601	315

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
WPP	1,441	$27

		9,476

Total Foreign Common Stock (Cost $96,835) ($ Thousands)		117,732

COMMON STOCK — 3.7%

Consumer Discretionary — 0.4%
Advance Auto Parts	1,136	113
Amazon.com, Cl A *	111	107
Autonation *	3,088	147
Autozone *	218	130
Bed Bath & Beyond	3,904	92
Best Buy	2,195	125
BorgWarner	2,086	107
CarMax *	1,714	130
CBS, Cl B	1,671	97
Charter Communications, Cl A *	297	108
Chipotle Mexican Grill, Cl A *	282	87
Coach	3,725	150
Comcast, Cl A	2,442	94
Darden Restaurants	1,472	116
Discovery Communications, Cl A *	4,903	104
Discovery Communications, Cl C *	5,240	106
DISH Network, Cl A *	1,627	88
Dollar General	1,837	149
Dollar Tree *	1,756	152
DR Horton	2,237	89
Expedia	732	105
Foot Locker, Cl A	3,089	109
Ford Motor	8,016	96
Gap	5,746	170
Garmin	1,579	85
General Motors	2,986	121
Genuine Parts	1,553	149
Goodyear Tire & Rubber	2,895	96
H&R Block	4,738	125
Hanesbrands	6,692	165
Harley-Davidson, Cl A	1,846	89
Hasbro	950	93
Home Depot	660	108
Interpublic Group	4,700	98
Kohl’s	4,005	183
L Brands	2,667	111
Leggett & Platt	1,629	78
Lennar, Cl A	2,151	114
LKQ *	4,279	154
Lowe’s	1,189	95
Macy’s	5,542	121
Marriott International, Cl A	1,166	129
Mattel	6,081	94

SEI Institutional Managed Trust / Annual Report / September 30, 2017	251

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
McDonald’s	689	$108
Michael Kors Holdings *	4,899	234
Mohawk Industries *	603	149
NetFlix *	483	88
Newell Brands, Cl B	1,797	77
News, Cl A	6,656	88
News, Cl B	6,800	93
Nike, Cl B	3,230	167
Nordstrom	1,762	83
Omnicom Group	1,422	105
O’Reilly Automotive *	530	114
Priceline Group *	50	91
PulteGroup	3,900	107
PVH	1,566	197
Ralph Lauren, Cl A	2,432	215
Ross Stores	2,214	143
Royal Caribbean Cruises	781	93
Scripps Networks Interactive, Cl A	1,434	123
Signet Jewelers	2,361	157
Starbucks	2,467	132
Target, Cl A	2,518	149
TEGNA	7,208	96
Tiffany	1,465	134
Time Warner	1,132	116
TJX	2,072	153
Tractor Supply	2,314	146
TripAdvisor *	3,872	157
Twenty-First Century Fox, Cl A	4,316	114
Twenty-First Century Fox, Cl B	3,644	94
Ulta Beauty *	470	106
Under Armour, Cl A *	7,140	118
Under Armour, Cl C *	7,753	116
VF	2,986	190
Viacom, Cl B	1,904	53
Walt Disney	1,190	117
Whirlpool	397	73
Wyndham Worldwide	1,075	113
Wynn Resorts	659	98
Yum! Brands	2,076	153

		9,839

Consumer Staples — 0.4%
Altria Group	3,905	248
Archer-Daniels-Midland	6,839	291
British American Tobacco ADR	2,128	133
Brown-Forman, Cl B	6,136	333
Campbell Soup	6,114	286
Church & Dwight	6,428	311
Clorox	1,950	257
Coca-Cola	5,902	266
Colgate-Palmolive	3,495	255
Conagra Brands	10,614	358

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Constellation Brands, Cl A	1,639	$327
Costco Wholesale	1,834	301
Coty, Cl A	15,157	251
CVS Health	3,591	292
Dr Pepper Snapple Group	3,443	305
Estee Lauder, Cl A	3,029	327
General Mills	5,791	300
Hershey	2,764	302
Hormel Foods	11,944	384
JM Smucker	3,041	319
Kellogg	4,338	271
Kimberly-Clark	2,375	279
Kraft Heinz	2,775	215
Kroger	11,876	238
McCormick	4,402	452
Molson Coors Brewing, Cl B	3,812	311
Mondelez International, Cl A	5,619	228
Monster Beverage *	6,570	363
PepsiCo	2,423	270
Philip Morris International	2,328	258
Procter & Gamble	3,530	321
Sysco, Cl A	4,263	230
Tyson Foods, Cl A	5,625	396
Walgreens Boots Alliance	3,532	273
Wal-Mart Stores	3,510	274

		10,225

Energy — 0.3%
Anadarko Petroleum, Cl A	4,928	241
Andeavor	2,422	250
Apache	5,099	234
Baker Hughes a GE	4,278	157
Cabot Oil & Gas	10,929	292
Chesapeake Energy *	50,940	219
Chevron	2,251	265
Cimarex Energy	2,603	296
Concho Resources *	2,397	316
ConocoPhillips	4,596	230
Devon Energy	7,486	275
EOG Resources	2,565	248
EQT	5,001	326
ExxonMobil	2,881	236
Halliburton	5,364	247
Helmerich & Payne	5,012	261
Hess	5,888	276
Kinder Morgan	12,379	237
Marathon Oil	20,023	272
Marathon Petroleum	4,014	225
Murphy Oil	10,332	274
National Oilwell Varco, Cl A	8,276	296
Newfield Exploration *	8,020	238
Noble Energy	8,457	240

252	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Occidental Petroleum	4,454	$286
Oneok	5,078	281
Phillips 66	2,695	247
Pioneer Natural Resources	1,705	252
Range Resources	10,960	214
Schlumberger, Cl A	3,885	271
TechnipFMC *	8,997	251
Valero Energy	3,081	237
Williams	9,377	281

		8,471

Financials — 0.3%
Affiliated Managers Group	586	111
Aflac	1,295	105
Allstate	963	89
American Express	950	86
American International Group	1,242	76
Ameriprise Financial	614	91
Aon	680	99
Arthur J. Gallagher	2,093	129
Assurant	976	93
Bank of America	5,801	147
Bank of New York Mellon	2,543	135
BB&T	1,795	84
Berkshire Hathaway, Cl B *	698	128
BlackRock	151	68
Brighthouse Financial *	142	9
Capital One Financial	700	59
CBOE Holdings	1,054	113
Charles Schwab	2,369	104
Chubb	852	121
Cincinnati Financial	2,017	154
Citigroup	1,388	101
Citizens Financial Group	3,013	114
CME Group	772	105
Comerica	1,055	80
Discover Financial Services	1,159	75
E*Trade Financial *	2,418	105
Fifth Third Bancorp	3,964	111
Franklin Resources	2,773	123
Goldman Sachs Group	268	64
Hartford Financial Services Group	2,184	121
Huntington Bancshares	9,087	127
Intercontinental Exchange	1,550	107
Invesco	1,903	67
JPMorgan Chase	873	83
KeyCorp	5,335	100
Leucadia National	4,320	109
Lincoln National	1,000	74
Loews	2,625	126
M&T Bank	598	96
Marsh & McLennan	1,142	96

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MetLife	1,562	$81
Moody’s	1,083	151
Morgan Stanley	1,873	90
Nasdaq, Cl A	1,585	123
Navient	5,548	83
Northern Trust	1,046	96
People’s United Financial	8,554	155
PNC Financial Services Group	968	131
Principal Financial Group, Cl A	1,498	96
Progressive	1,877	91
Prudential Financial	736	78
Raymond James Financial	1,182	100
Regions Financial	6,723	102
S&P Global	545	85
State Street	770	74
SunTrust Banks	2,220	133
Synchrony Financial	3,561	111
T. Rowe Price Group	1,457	132
Torchmark, Cl A	1,442	116
Travelers	849	104
Unum Group	1,475	75
US Bancorp	2,336	125
Wells Fargo	1,955	108
Willis Towers Watson	767	118
XL Group	2,550	101
Zions Bancorporation	1,499	71

		6,715

Health Care — 0.4%
Abbott Laboratories	3,210	171
AbbVie	1,754	156
Aetna, Cl A	1,014	161
Agilent Technologies	3,209	206
Alexion Pharmaceuticals *	1,063	149
Allergan	620	127
AmerisourceBergen, Cl A	1,376	114
Amgen, Cl A	840	157
Anthem	784	149
Baxter International	2,892	181
Becton Dickinson	914	179
Biogen *	478	150
Boston Scientific *	5,968	174
Bristol-Myers Squibb	2,871	183
C.R. Bard	521	167
Cardinal Health	2,281	153
Celgene, Cl A *	937	137
Centene *	1,976	191
Cerner *	3,217	229
Cigna	1,044	195
Cooper, Cl A	642	152
DaVita *	2,885	171
DENTSPLY SIRONA	2,721	163

SEI Institutional Managed Trust / Annual Report / September 30, 2017	253

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Edwards Lifesciences, Cl A *	1,426	$156
Eli Lilly	1,884	161
Envision Healthcare *	3,032	136
Express Scripts Holding *	2,680	170
Gilead Sciences	2,209	179
HCA Healthcare *	1,960	156
Henry Schein *	2,192	180
Hologic *	3,960	145
Humana	697	170
Idexx Laboratories *	915	142
Illumina *	1,071	213
Incyte *	1,025	120
Intuitive Surgical *	178	186
Johnson & Johnson	1,285	167
Laboratory Corp of America Holdings *	1,268	191
Mallinckrodt *	3,248	121
McKesson	792	122
Medtronic	1,675	130
Merck	1,876	120
Mettler Toledo International *	275	172
Mylan *	3,267	103
Patterson	4,307	166
PerkinElmer	2,942	203
Perrigo	1,993	169
Pfizer	4,453	159
Quest Diagnostics	1,742	163
Regeneron Pharmaceuticals *	245	110
Stryker	1,159	165
Taro Pharmaceutical Industries *	3,772	425
Teva Pharmaceutical Industries ADR	20,230	356
Thermo Fisher Scientific	934	177
UnitedHealth Group	909	178
Universal Health Services, Cl B	1,717	191
Varian Medical Systems *	1,691	169
Vertex Pharmaceuticals *	1,215	185
Waters *	930	167
Zimmer Biomet Holdings	1,214	142
Zoetis, Cl A	1,874	120

		10,300

Industrials — 0.4%
3M	677	142
Acuity Brands	803	138
Alaska Air Group	1,774	135
Allegion	1,615	140
American Airlines Group	1,938	92
Ametek	1,885	124
Arconic	5,255	131
Boeing	738	188
C.H. Robinson Worldwide	2,024	154
Caterpillar, Cl A	1,117	139
Cintas	1,509	218

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CSX	2,266	$123
Cummins	871	146
Danaher, Cl A	1,722	148
Deere	1,000	126
Delta Air Lines, Cl A	3,091	149
Dover	1,914	175
Emerson Electric	2,411	151
Equifax	1,030	109
Expeditors International of Washington	2,620	157
Fastenal, Cl A	3,531	161
FedEx	581	131
Flowserve	3,192	136
Fluor	3,126	132
Fortive	1,984	140
Fortune Brands Home & Security	2,268	152
General Dynamics	849	175
General Electric	3,393	82
Honeywell International	835	118
Illinois Tool Works	945	140
Ingersoll-Rand	1,653	147
Jacobs Engineering Group	1,976	115
JB Hunt Transport Services	1,842	205
Johnson Controls International	3,007	121
Kansas City Southern	1,630	177
L3 Technologies	894	168
Lockheed Martin	518	161
Masco	3,446	134
Nielsen Holdings	2,902	120
Norfolk Southern	1,093	145
Northrop Grumman	572	165
PACCAR	2,161	156
Parker-Hannifin, Cl A	653	114
Pentair	2,268	154
Quanta Services *	3,494	131
Raytheon	1,052	196
Republic Services	3,099	205
Robert Half International	3,077	155
Rockwell Automation	996	177
Rockwell Collins	1,609	210
Roper Technologies	676	165
Ryder System	2,196	186
Snap-on	986	147
Southwest Airlines, Cl A	2,241	125
Stanley Black & Decker	854	129
Stericycle, Cl A *	2,628	188
Textron	2,415	130
TransDigm Group *	624	159
Union Pacific	1,324	154
United Continental Holdings *	1,713	104
United Parcel Service, Cl B	1,422	171
United Rentals *	1,181	164
United Technologies	1,125	131

254	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Verisk Analytics, Cl A *	1,825	$152
Waste Management	2,667	209
WW Grainger	802	144
Xylem	2,249	141

		10,007

Information Technology — 0.3%
Activision Blizzard	2,166	140
Adobe Systems *	870	130
Advanced Micro Devices *	7,885	100
Akamai Technologies *	3,128	152
Alliance Data Systems	484	107
Alphabet, Cl A *	135	131
Alphabet, Cl C *	107	103
Amphenol, Cl A	2,314	196
Analog Devices	1,714	148
Apple	729	112
Applied Materials	3,039	158
Autodesk, Cl A *	1,057	119
Automatic Data Processing	1,236	135
Broadcom	452	110
CA	4,037	135
Cisco Systems	4,373	147
Citrix Systems *	1,812	139
Cognizant Technology Solutions, Cl A	2,178	158
Corning, Cl B	4,549	136
CSRA	4,599	148
DXC Technology	1,620	139
eBay *	3,501	135
Electronic Arts *	1,157	137
F5 Networks, Cl A *	1,077	130
Facebook, Cl A *	855	146
Fidelity National Information Services, Cl B	1,370	128
Fiserv, Cl A *	1,220	157
Flir Systems	4,599	179
Gartner *	1,047	130
Global Payments	1,650	157
Harris	1,193	157
Hewlett Packard Enterprise	8,829	130
HP	7,329	146
Intel	4,494	171
International Business Machines	793	115
Intuit	1,040	148
Juniper Networks	4,939	137
KLA-Tencor	1,572	167
Lam Research	960	178
Mastercard, Cl A	762	107
Micro Focus International ADR *	1,212	39
Microchip Technology	1,703	153
Micron Technology *	3,782	149
Microsoft	1,573	117
Motorola Solutions	1,647	140

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NetApp	3,680	$161
Nvidia	777	139
Oracle, Cl B	2,724	132
Paychex	2,240	134
PayPal Holdings *	2,142	137
Qorvo *	1,591	112
Qualcomm	2,828	147
Red Hat *	1,237	137
salesforce.com *	1,809	169
Seagate Technology	2,644	88
Skyworks Solutions	1,430	146
Symantec, Cl A	4,111	135
Synopsys *	1,972	159
Teradata *	5,408	183
Texas Instruments	1,935	173
Total System Services	2,756	180
VeriSign *	1,436	153
Visa, Cl A	1,380	145
Western Digital	1,247	108
Western Union	7,451	143
Xerox	4,750	158
Xilinx	2,202	156

		9,391

Materials — 0.3%
Air Products & Chemicals	2,754	416
Albemarle	3,380	461
Avery Dennison	4,309	424
Ball	6,952	287
CF Industries Holdings	13,684	481
DowDuPont	9,065	628
Eastman Chemical	3,217	291
Ecolab	2,840	365
FMC	4,104	366
Freeport-McMoRan, Cl B *	30,043	422
International Flavors & Fragrances	2,706	387
International Paper	5,522	314
Martin Marietta Materials, Cl A	1,465	302
Monsanto	2,890	346
Mosaic	17,155	370
Newmont Mining	15,646	587
Nucor	6,312	354
PPG Industries	2,761	300
Praxair	2,704	378
Sealed Air	7,243	309
Sherwin-Williams, Cl A	901	323
Vulcan Materials	2,659	318
WestRock	5,916	336

		8,765

Real Estate — 0.1%
Alexandria Real Estate Equities ‡	1,025	122

SEI Institutional Managed Trust / Annual Report / September 30, 2017	255

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American Tower, Cl A ‡	805	$110
Apartment Investment & Management, Cl A ‡	2,812	123
AvalonBay Communities ‡	651	116
Boston Properties ‡	881	108
CBRE Group, Cl A *	3,263	124
Crown Castle International ‡	1,247	125
Digital Realty Trust, Cl A ‡	1,000	118
Equinix ‡	207	92
Equity Residential ‡	1,670	110
Essex Property Trust ‡	351	89
Extra Space Storage ‡	1,522	122
Federal Realty Investment Trust ‡	1,020	127
GGP ‡	3,887	81
HCP ‡	2,765	77
Host Hotels & Resorts ‡	7,223	134
Iron Mountain ‡	1,775	69
Kimco Realty ‡	6,490	127
Macerich ‡	1,962	108
Mid-America Apartment Communities ‡	1,107	118
ProLogis ‡	2,009	128
Public Storage ‡	541	116
Realty Income ‡	2,310	132
Regency Centers ‡	1,875	116
Simon Property Group ‡	423	68
SL Green Realty ‡	1,090	110
UDR ‡	2,944	112
Ventas ‡	1,347	88
Vornado Realty Trust ‡	1,108	85
Welltower ‡	1,515	106
Weyerhaeuser ‡	3,188	109

		3,370

Telecommunication Services — 0.3%
AT&T	67,381	2,639
CenturyLink	116,311	2,198
Level 3 Communications *	38,659	2,060
Verizon Communications	49,350	2,443

		9,340

Utilities — 0.5%
AES	34,577	381
Alliant Energy	13,217	549
Ameren	9,333	540
American Electric Power	6,545	460
American Water Works	4,182	338
Centerpoint Energy	14,910	436
CMS Energy	10,372	481
Consolidated Edison	5,764	465
Dominion Energy	5,881	452
DTE Energy	4,364	469
Duke Energy	4,970	417
Edison International	5,948	459

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Entergy	5,464	$417
Eversource Energy	7,484	452
Exelon	12,325	464
FirstEnergy	14,493	447
NextEra Energy	3,440	504
NiSource	18,717	479
NRG Energy	19,666	503
PG&E	6,752	460
Pinnacle West Capital	5,992	507
PPL	11,490	436
Public Service Enterprise Group	10,392	481
SCANA	7,259	352
Sempra Energy	4,307	492
Southern	8,657	425
WEC Energy Group	7,761	487
Xcel Energy	10,425	493

		12,846

Total Common Stock (Cost $78,327) ($ Thousands)		99,269

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 1.9%

Consumer Discretionary — 0.0%
Toyota Motor Credit MTN
3.400%, 09/15/2021	$150	157
Trustees of Dartmouth College
4.750%, 06/01/2019	150	157
University of Southern California
5.250%, 10/01/2111	100	122

		436

Consumer Staples — 0.1%
Coca-Cola
3.200%, 11/01/2023	500	522
1.150%, 04/01/2018	1,000	999
Colgate-Palmolive MTN
2.300%, 05/03/2022	250	252
Procter & Gamble
1.850%, 02/02/2021	250	248

		2,021

Energy — 0.2%
Chevron
4.950%, 03/03/2019	150	157
2.954%, 05/16/2026	1,000	998
2.100%, 05/16/2021	1,000	1,001
ExxonMobil
3.176%, 03/15/2024	500	518
Nexen Energy ULC
5.875%, 03/10/2035	100	120

256	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Shell International Finance BV
3.250%, 05/11/2025	$250	$256
Statoil
2.450%, 01/17/2023	250	249
XTO Energy
6.750%, 08/01/2037	300	419
6.500%, 12/15/2018	750	792

		4,510

Financials — 1.2%
Australia & New Zealand Banking Group NY MTN
2.250%, 06/13/2019	1,300	1,308
1.875%, 10/06/2017	250	250
Bank of Montreal MTN
2.550%, 11/06/2022	250	250
1.900%, 08/27/2021	750	740
1.500%, 07/18/2019	1,000	994
Bank of New York Mellon
3.550%, 09/23/2021	200	209
Bank of Nova Scotia
4.375%, 01/13/2021	250	266
2.700%, 03/07/2022	500	505
Berkshire Hathaway
3.400%, 01/31/2022	150	157
2.750%, 03/15/2023	1,000	1,017
Canadian Imperial Bank of Commerce
1.600%, 09/06/2019 (A)	1,000	994
CME Group
3.000%, 09/15/2022	100	103
3.000%, 03/15/2025	1,000	1,014
Commonwealth Bank of Australia NY MTN
2.550%, 03/15/2021	1,000	1,007
Cooperatieve Rabobank UA
2.250%, 01/14/2019	1,000	1,007
HSBC Holdings
5.100%, 04/05/2021	250	272
JPMorgan Chase Bank
1.650%, 09/23/2019	1,000	996
Kreditanstalt fuer Wiederaufbau
2.500%, 11/20/2024	1,500	1,515
2.375%, 08/25/2021	1,000	1,016
2.125%, 06/15/2022	500	501
1.875%, 11/30/2020	1,000	1,001
1.500%, 06/15/2021	500	493
Kreditanstalt fuer Wiederaufbau MTN
2.750%, 09/08/2020 (A)	1,000	1,027
Landwirtschaftliche Rentenbank
2.375%, 06/10/2025	250	250
2.250%, 10/01/2021	2,000	2,021
2.000%, 01/13/2025	250	244
1.875%, 09/17/2018	550	552

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.750%, 04/15/2019	$200	$200
1.375%, 10/23/2019	500	497
1.000%, 04/04/2018	200	200
Landwirtschaftliche Rentenbank MTN
1.750%, 07/27/2026	750	706
National Australia Bank
3.000%, 01/20/2023	200	203
1.875%, 07/12/2021	750	736
Oesterreichische Kontrollbank
1.875%, 01/20/2021	1,000	999
1.750%, 01/24/2020 (A)	1,000	1,000
1.625%, 03/12/2019 (A)	1,000	1,000
Royal Bank of Canada MTN
1.500%, 07/29/2019	1,000	994
Svenska Handelsbanken
2.500%, 01/25/2019	200	202
Svenska Handelsbanken MTN
2.450%, 03/30/2021	1,000	1,007
Toronto-Dominion Bank MTN
2.125%, 04/07/2021	500	499
US Bank
2.125%, 10/28/2019	400	403
Wells Fargo Bank
1.750%, 05/24/2019	1,000	999
Wells Fargo Bank MTN
2.150%, 12/06/2019	500	503
Westpac Banking
4.875%, 11/19/2019	200	212
2.600%, 11/23/2020	1,000	1,014
2.000%, 08/19/2021	750	740

		31,823

Health Care — 0.1%
Johns Hopkins University
5.250%, 07/01/2019	18	19
Johnson & Johnson
5.950%, 08/15/2037	300	402
3.375%, 12/05/2023	500	534
2.450%, 03/01/2026	1,000	982
Novartis Securities Investment
5.125%, 02/10/2019	150	157
Sanofi
4.000%, 03/29/2021	150	159

		2,253

Industrials — 0.0%
3M MTN
5.700%, 03/15/2037	150	196

Information Technology — 0.2%
Alphabet
3.625%, 05/19/2021	150	158

SEI Institutional Managed Trust / Annual Report / September 30, 2017	257

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Apple
3.250%, 02/23/2026	$1,000	$1,027
2.850%, 02/23/2023	1,000	1,024
2.400%, 05/03/2023	250	250
Automatic Data Processing
2.250%, 09/15/2020	500	505
Microsoft
3.700%, 08/08/2046	500	504
3.300%, 02/06/2027	1,000	1,036
2.125%, 11/15/2022	500	497
0.875%, 11/15/2017	1,500	1,499

		6,500

Utilities — 0.1%
Duke Energy Carolinas
2.950%, 12/01/2026	1,000	996
Florida Power & Light
3.125%, 12/01/2025	1,000	1,015
Southern California Gas
5.125%, 11/15/2040	150	178

		2,189

Total Corporate Obligations (Cost $49,920) ($ Thousands)		49,928

Description	Shares	Market Value ($Thousands)

EXCHANGE TRADED FUND — 1.5%

United States — 1.5%
iShares iBoxx Investment Grade Corporate Bond Fund	341,704	$41,425

Total Exchange Traded Fund (Cost $40,239) ($ Thousands)		41,425

PREFERRED STOCK — 0.0%
Fuchs Petrolub, 0.000%	1,520	90
Henkel & KGaA, 0.000%	1,296	176
Porsche Automobil Holding, 0.000%	342	22
Volkswagen, 0.000%	65	11

Total Preferred Stock (Cost $235) ($ Thousands)		299

	Number of Rights

RIGHTS — 0.0%
CapitaLand Commercial Trust, Expires 10/24/2017 *	8,909	2
Safeway CVR - Casa Ley *‡‡	2,823	–
Safeway CVR - PDC *‡‡	2,823	3

Total Rights (Cost $—) ($ Thousands)		5

Total Investments in Securities — 75.2% (Cost $1,970,723) ($ Thousands)		$2,034,187

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Amsterdam Index	150	Oct-2017	$18,854	$19,042	$361
Australian 10-Year Bond	1,729	Dec-2017	179,474	172,353	(2,964)
CAC40 10 Euro Index	281	Oct-2017	17,447	17,695	413
Canadian 10-Year Bond	1,597	Dec-2017	175,840	172,769	(3,483)
10-Year USD Interest Rate Swap	1,026	Dec-2017	106,586	104,075	(2,511)
5-Year USD Interest Rate Swap	664	Dec-2017	67,906	67,002	(904)
DAX Index	100	Dec-2017	37,367	37,825	808
DJ Euro Stoxx 50 Index	1,487	Dec-2017	62,091	62,864	1,376
Euro-Bobl	321	Dec-2017	50,163	49,781	(142)
Euro-BTP	614	Dec-2017	98,686	97,964	(245)
Euro-Bund	1,571	Dec-2017	302,814	299,034	(2,133)
Euro-Buxl 30 Year Bond	109	Dec-2017	21,427	21,038	(286)
FTSE 100 Index	589	Dec-2017	57,300	57,920	(94)
FTSE MIB	51	Dec-2017	6,738	6,823	146
FTSE/JSE Top 40 Index	266	Dec-2017	10,061	9,877	(39)

258	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Hang Seng Index	108	Oct-2017	$19,007	$19,023	$13
IBEX 35 Plus Index	60	Oct-2017	7,391	7,328	9
Japanese 10-Year Bond	41	Dec-2017	57,052	54,763	(253)
Japanese 10-Year Bond E-MINI	1,211	Dec-2017	168,673	161,782	(717)
KOSPI 200 Index	45	Dec-2017	3,104	3,120	46
Long Gilt 10-Year Bond	528	Dec-2017	85,960	87,756	(2,157)
MSCI Emerging Markets E-MINI	1,984	Dec-2017	109,868	108,059	(1,810)
OMX Index	173	Oct-2017	3,420	3,469	129
Russell 2000 Index E-MINI	1,950	Dec-2017	137,389	145,558	8,169
S&P 500 Index	34	Dec-2017	21,159	21,387	228
S&P 500 Index E-MINI	3,613	Dec-2017	447,119	454,533	7,414
S&P Mid Cap 400 Index E-MINI	271	Dec-2017	46,856	48,663	1,807
S&P TSX 60 Index	205	Dec-2017	29,607	30,118	1,364
SGX S&P CNX Nifty Index	507	Oct-2017	10,029	9,940	(88)
SPI 200 Index	128	Dec-2017	14,609	14,232	(95)
TOPIX Index	608	Dec-2017	88,121	90,472	4,934
U.S. 10-Year Treasury Note	3,825	Dec-2017	484,114	479,320	(4,793)
U.S. 2-Year Treasury Note	919	Jan-2018	198,785	198,231	(554)
U.S. Long Treasury Bond	327	Dec-2017	50,647	49,970	(677)
Feeder Cattle**	34	Jan-2018	2,483	2,576	93
Feeder Cattle**	33	Oct-2017	2,330	2,512	181
Feeder Cattle**	107	Nov-2017	7,961	8,239	278
Coffee**	191	Dec-2017	9,661	9,172	(489)
Copper**	136	Dec-2017	9,922	10,047	125
Corn**	819	Dec-2017	16,286	14,547	(1,739)
Corn**	179	Mar-2018	3,429	3,291	(137)
Cotton No. 2**	329	Dec-2017	11,948	11,260	(688)
Crude Oil**	515	Nov-2017	25,561	26,754	1,193
Dow Jones-UBS Commodity Index**	1,110	Dec-2017	9,459	9,391	(68)
S&P - Goldman Sachs Commodity Index**	309	Oct-2017	30,055	30,830	775
Gasoil**	232	Dec-2017	11,447	12,383	936
Gasoline**	137	Nov-2017	8,569	9,155	586
Gasoline RBOB**	218	Dec-2017	14,178	14,455	276
Gold**	418	Dec-2017	52,153	53,705	1,552
ICE Brent Crude**	182	Oct-2017	9,542	10,336	794
ICE Brent Crude**	865	Dec-2017	46,849	48,950	2,101
KC HRW Wheat**	40	Dec-2017	1,120	886	(235)
Lean Hogs**	212	Feb-2018	5,479	5,516	37
Lean Hogs**	96	Dec-2017	2,274	2,302	28
Live Cattle**	613	Dec-2017	27,017	28,259	1,242
Live Cattle**	30	Feb-2018	1,391	1,424	33
LME Aluminum**	886	Dec-2017	44,237	46,504	2,267
LME Copper**	130	Dec-2017	19,550	21,058	1,508
LME Lead**	63	Dec-2017	3,637	3,922	285
LME Nickel**	112	Dec-2017	6,419	7,049	630
LME Nickel**	105	Nov-2017	7,429	6,589	(840)
LME Zinc**	260	Dec-2017	19,376	20,579	1,203
Natural Gas**	221	Dec-2017	7,120	7,030	(90)
Natural Gas**	257	Oct-2017	7,909	7,728	(181)
NY Harbor ULSD**	107	Dec-2017	7,517	8,117	600
NYMEX Cocoa**	386	Dec-2017	7,446	7,886	440
Silver**	354	Dec-2017	29,983	29,517	(467)
Soybean**	86	Nov-2017	4,144	4,163	19
Soybean**	93	Jan-2018	4,507	4,550	43
Soybean Meal**	102	Dec-2017	3,114	3,221	107
Soybean Oil**	662	Dec-2017	13,506	13,036	(470)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	259

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Accumulation Fund (Continued)

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Sugar No. 11**	756	Feb-2018	$12,255	$11,939	$(317)
Wheat**	395	Dec-2017	9,698	8,853	(845)

			$3,712,625	$3,711,517	$14,038

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/25/17 - 10/30/17	GBP	58,279	USD	78,987	$743
Barclays PLC	10/25/17	EUR	72,345	USD	86,944	1,307
BNP Paribas	10/30/17	EUR	132	USD	156	–
BNP Paribas	10/30/17	HKD	50,000	USD	6,406	(1)
Citigroup	12/20/17	CHF	4	USD	4	–
Citigroup	12/20/17	CAD	72	USD	57	–
Citigroup	12/20/17	USD	42	CAD	53	–
Citigroup	12/20/17	USD	122	CAD	151	(1)
Citigroup	12/20/17	PLN	300	USD	82	–
Citigroup	12/20/17	USD	374	CHF	355	(5)
Citigroup	12/20/17	CNY	800	USD	121	1
Citigroup	12/20/17	USD	3,574	HKD	27,890	4
Citigroup	12/20/17	CNH	7,000	USD	1,053	5
Citigroup	12/20/17	CNH	3,500	USD	523	(1)
Citigroup	12/20/17	USD	1,440	CNH	9,659	6
Citigroup	12/20/17	USD	11,681	CNH	77,141	(135)
Citigroup	12/20/17	TRY	8,400	USD	2,329	22
Citigroup	12/20/17	TRY	5,900	USD	1,614	(7)
Citigroup	12/20/17	USD	10,288	EUR	8,700	44
Citigroup	12/20/17	USD	11,308	EUR	9,400	(144)
Citigroup	12/20/17	USD	27,944	ZAR	369,700	(914)
Citigroup	12/20/17	USD	28,383	INR	1,836,000	(565)
Citigroup	12/20/17	USD	40,930	KRW	46,077,200	(623)
Citigroup	12/20/17	USD	11,319	BRL	36,320	44
Citigroup	12/20/17	USD	30,838	BRL	97,880	(217)
Citigroup	12/20/17	HKD	297	USD	38	–
Citigroup	12/20/17	HKD	42,830	USD	5,493	(3)
Citigroup	12/20/17	USD	45,505	HUF	11,630,200	(1,030)
Citigroup	12/20/17	USD	47,991	PLN	171,100	(1,010)
Citigroup	12/20/17	ZAR	34,400	USD	2,555	40
Citigroup	12/20/17	ZAR	14,300	USD	1,043	(3)
Citigroup	12/20/17	GBP	48,901	USD	63,309	(2,454)
Citigroup	12/20/17	USD	61,857	TRY	219,900	(1,467)
Citigroup	12/20/17	MXN	43,300	USD	2,401	47
Citigroup	12/20/17	MXN	19,200	USD	1,039	(4)
Citigroup	12/20/17	USD	65,082	MXN	1,175,900	(1,164)
Citigroup	12/20/17	EUR	233,174	USD	280,136	3,215
Citigroup	12/20/17	EUR	14,004	USD	16,603	(29)
Citigroup	12/20/17	INR	213,400	USD	3,242	9
Citigroup	12/20/17	INR	66,600	USD	1,001	(8)
Citigroup	12/20/17	HUF	3,230,800	USD	12,621	266

260	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	12/20/17	HUF	2,225,000	USD	8,447	$(62)
Citigroup	12/20/17	KRW	5,162,300	USD	4,558	42
Citigroup	12/20/17	KRW	2,890,300	USD	2,525	(4)
JPMorgan Chase Bank	10/30/17	CHF	5,400	USD	5,564	(29)
JPMorgan Chase Bank	10/30/17	CAD	12,700	USD	10,269	110
JPMorgan Chase Bank	10/30/17	EUR	32,800	USD	38,743	(93)
JPMorgan Chase Bank	10/30/17	JPY	1,690,400	USD	15,100	57
State Street	10/30/17	AUD	10,600	USD	8,359	47

						$(3,964)

A list of the open OTC swap agreements held by the Fund at September 30, 2017 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase Bank	Taiwan Index	Negative Price Return	Positive Price Return	At Maturity	10/18/2017	TWD	$1,905	$1,837	$–	$(53)
Bank of America	Taiwan Index	Negative Price Return	Positive Price Return	At Maturity	10/18/2017	TWD	5,270	5,104	–	(124)
Bank of America	Bovespa Index	Negative Price Return	Positive Price Return	At Maturity	10/18/2017	BRL	326	354	–	27
JPMorgan Chase Bank	Bovespa Index	Negative Price Return	Positive Price Return	At Maturity	10/18/2017	BRL	15,625	16,985	–	1,287
Bank of America	Euro-Bund	Negative Price Return	Positive Price Return	At Maturity	12/07/2017	EUR	112,807	110,972	–	(949)
Bank of America	S&P CNX Nifty	Negative Price Return	Positive Price Return	At Maturity	10/26/2017	USD	4,146	4,097	–	(49)
JPMorgan Chase Bank	S&P CNX Nifty	Negative Price Return	Positive Price Return	At Maturity	10/26/2017	USD	5,916	5,843	–	(73)
Bank of America	H-Shares Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2017	HKD	42,364	42,168	–	(208)
JPMorgan Chase Bank	H-Shares Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2017	HKD	24,175	23,946	–	(238)
JPMorgan Chase Bank	Taiwan Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2017	USD	22,569	22,544	–	(25)
Bank of America	Taiwan Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2017	USD	6,916	6,886	–	(30)
Bank of America	Hang Seng Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2017	HKD	9,704	9,688	–	(19)
JPMorgan Chase Bank	Hang Seng Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2017	HKD	8,317	8,278	–	(41)
Bank of America	KOSPI Index	Negative Price Return	Positive Price Return	At Maturity	12/14/2017	KRW	10,277	10,331	–	170
JPMorgan Chase Bank	KOSPI Index	Negative Price Return	Positive Price Return	At Maturity	12/14/2017	KRW	21,567	21,702	–	395
JPMorgan Chase Bank	Swiss Market	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	CHF	8,264	8,304	–	94
Bank of America	Swiss Market	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	CHF	9,926	10,003	–	124
Bank of America	Canadian 10-Year Bond	Negative Price Return	Positive Price Return	At Maturity	12/29/2017	CAD	1,320	1,298	–	(26)
Bank of America	U.S. 10-Year Treasury Note	Negative Price Return	Positive Price Return	At Maturity	12/29/2017	USD	367,871	364,158	–	(3,713)
Citibank	Brent Crude**	Negative Price Return	Positive Price Return	At Maturity	12/01/2017	USD	9,355	9,847	–	492
Citibank	Gasoline**	Negative Price Return	Positive Price Return	At Maturity	12/01/2017	USD	651	663	–	12
BoA Merrill Lynch	Gasoline**	Negative Price Return	Positive Price Return	At Maturity	12/01/2017	USD	2,398	2,453	–	55
BoA Merrill Lynch	Gasoil**	Negative Price Return	Positive Price Return	At Maturity	12/31/2017	USD	5,008	5,284	–	276
Citibank	Gasoil**	Negative Price Return	Positive Price Return	At Maturity	12/31/2017	USD	5,801	6,138	–	337
Citibank	Heating Oil**	Negative Price Return	Positive Price Return	At Maturity	12/01/2017	USD	3,052	3,186	–	134
BoA Merrill Lynch	Heating Oil**	Negative Price Return	Positive Price Return	At Maturity	12/01/2017	USD	4,003	4,172	–	169
BoA Merrill Lynch	Lean Hogs**	Negative Price Return	Positive Price Return	At Maturity	12/14/2017	USD	6,679	6,762	–	83
Citibank	Corn**	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	USD	15,912	14,423	–	(1,489)
BoA Merrill Lynch	Corn**	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	USD	1,109	1,013	–	(96)
Citibank	Soybean Meal**	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	USD	3,633	3,695	–	62
BoA Merrill Lynch	Soybean Meal**	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	USD	2,328	2,305	–	(23)
BoA Merrill Lynch	KC HRW Wheat**	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	USD	27	22	–	(5)
Citibank	KC HRW Wheat**	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	USD	786	620	–	(166)
BoA Merrill Lynch	Cotton No. 2**	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	USD	2,201	2,190	–	(11)
Citibank	Cotton No. 2**	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	USD	3,452	3,251	–	(201)
Citibank	NYMEX Cocoa**	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	USD	238	245	–	7
Citibank	LME Aluminum**	Negative Price Return	Positive Price Return	At Maturity	12/20/2017	USD	1,234	1,365	–	131
Citibank	LME Copper**	Negative Price Return	Positive Price Return	At Maturity	12/19/2017	USD	2,372	2,592	–	220

SEI Institutional Managed Trust / Annual Report / September 30, 2017	261

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Accumulation Fund (Concluded)

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Citibank	LME Lead**	Negative Price Return	Positive Price Return	At Maturity	12/20/2017	USD	$1,663	$1,805	$–	$142
Citibank	LME Nickel**	Negative Price Return	Positive Price Return	At Maturity	12/20/2017	USD	1,187	1,196	–	9
Citibank	LME Zinc**	Negative Price Return	Positive Price Return	At Maturity	12/19/2017	USD	842	950	–	108
BoA Merrill Lynch	Soybean Oil**	Negative Price Return	Positive Price Return	At Maturity	12/26/2017	USD	2,406	2,462	–	56
Citibank	Soybean Oil**	Negative Price Return	Positive Price Return	At Maturity	12/26/2017	USD	2,812	2,777	–	(35)
Citibank	Silver**	Negative Price Return	Positive Price Return	At Maturity	12/29/2017	USD	253	250	–	(3)
BoA Merrill Lynch	Silver**	Negative Price Return	Positive Price Return	At Maturity	12/29/2017	USD	85	83	–	(2)
Citibank	Gold**	Negative Price Return	Positive Price Return	At Maturity	12/29/2017	USD	16,799	17,216	–	417
BoA Merrill Lynch	Gold**	Negative Price Return	Positive Price Return	At Maturity	12/29/2017	USD	739	771	–	32
BoA Merrill Lynch	Coffee**	Negative Price Return	Positive Price Return	At Maturity	12/29/2017	USD	758	720	–	(38)
Citibank	Coffee**	Negative Price Return	Positive Price Return	At Maturity	12/29/2017	USD	4,249	4,082	–	(167)
BoA Merrill Lynch	Live Cattle**	Negative Price Return	Positive Price Return	At Maturity	12/29/2017	USD	11,340	11,848	–	508
Citibank	Natural Gas**	Negative Price Return	Positive Price Return	At Maturity	12/31/2017	USD	1,628	1,622	–	(6)
BoA Merrill Lynch	Soybean**	Negative Price Return	Positive Price Return	At Maturity	01/12/2018	USD	12,130	12,182	–	52
Citibank	Soybean**	Negative Price Return	Positive Price Return	At Maturity	01/12/2018	USD	11,114	11,204	–	90
BoA Merrill Lynch	Sugar No. 11**	Negative Price Return	Positive Price Return	At Maturity	02/28/2018	USD	568	537	–	(31)
Citibank	Sugar No. 11**	Negative Price Return	Positive Price Return	At Maturity	02/28/2018	USD	279	269	–	(10)
Citibank	Wheat**	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	USD	5,574	4,796	–	(778)
BoA Merrill Lynch	Wheat**	Negative Price Return	Positive Price Return	At Maturity	12/15/2017	USD	211	179	–	(32)
BoA Merrill Lynch	WTI Crude Oil**	Negative Price Return	Positive Price Return	At Maturity	11/20/2017	USD	9,621	10,078	–	457
Citibank	WTI Crude Oil**	Negative Price Return	Positive Price Return	At Maturity	11/20/2017	USD	18,089	19,014	–	925

									$–	$(1,770)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2017 is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
3-MONTH USD - LIBOR	2.25%	Quarterly	12/20/2022	USD	$185,384	$1,781	$2,919	$(1,138)
3-MONTH USD - LIBOR	2.00%	Quarterly	12/20/2019	USD	495,838	1,936	3,054	(1,118)

						$3,717	$5,973	$(2,256)

Percentages are based on Net Assets of $2,706,416 ($ Thousands).

*	Non-income producing security.
‡	Real Estate Investment Trust.
‡‡	Expiration date unavailable.
**	Futures and swap contracts held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2017.
(A)	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2017.
(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $8,279 ($ Thousands), representing 0.3% of the Net Assets of the Fund.
(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CNH – Chinese Offshore Yuan

CNY – Chinese Yuan Onshore

DJ — Dow Jones

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HUF — Hungarian Forint

INR — Indian Rupee

JPY — Japanese Yen

JSE — Johannesburg Stock Exchange

KOSPI — Korea Composite Stock Price Index

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

262	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXN — Mexican Peso

NYMEX — New York Mercantile Exchange

OTC — Over the Counter

PLN — Polish Zloty

S&P— Standard & Poor’s

SGX — Singapore Exchange

SPI — Share Price Index

TRY — Turkish Lira

TSE — Tokyo Stock Exchange

TSX — Toronto Stock Exchange

USD — United States Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$1,315,773	$–	$1,315,773
Sovereign Debt	–	409,756	–	409,756
Foreign Common Stock	117,732	–	–	117,732
Common Stock	99,269	–	–	99,269
Corporate Obligations	–	49,928	–	49,928
Exchange Traded Fund	41,425	–	–	41,425
Preferred Stock	299	–	–	299
Rights	–	5	–	5

Total Investments in Securities	$258,725	$1,775,462	$–	$2,034,187

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$44,549	$–	$–	$44,549
Unrealized Depreciation	(30,511)	–	–	(30,511)
Forwards Contracts *
Unrealized Appreciation	–	6,009	–	6,009
Unrealized Depreciation	–	(9,973)	–	(9,973)
OTC Swaps
Total Return Swaps *
Unrealized Appreciation	–	6,871	–	6,871
Unrealized Depreciation	–	(8,641)	–	(8,641)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Depreciation	–	(2,256)	–	(2,256)

Total Other Financial Instruments	$14,038	$(7,990)	$–	$6,048

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	263

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES — 27.0%
Mortgage Related Securities — 0.1%

GSAA Home Equity Trust, Ser 2006-14, Cl A3A
1.487%, VAR ICE LIBOR USD 1 Month+0.250%, 09/25/2036	$466	$297
Soundview Home Loan Trust, Ser 2006- OPT3, Cl 2A4
1.487%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2036	1,360	1,252

		1,549

Other Asset-Backed Securities — 26.9%

A Voce CLO, Ser 2014-A1, Cl AIR	2,200	2,209
2.464%, 07/15/2026
AASET Trust, Ser 2017-1A, Cl A	4,300	4,329
3.967%, 05/16/2042 (A)
ABPCI Direct Lending Fund CLO I, Ser 2016-1A, Cl A
4.077%, VAR ICE LIBOR USD 3 Month+2.700%, 12/22/2028 (A)	3,000	3,018
ABPCI Direct Lending Fund CLO II, Ser 2017-1A, Cl A2
3.186%, VAR ICE LIBOR USD 3 Month+2.350%, 07/20/2029 (A)	1,000	1,016
Academic Loan Funding Trust, Ser 2012-1A, Cl A2
2.337%, VAR ICE LIBOR USD 1 Month+1.100%, 12/27/2044 (A)	1,350	1,347

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
ACIS CLO, Ser 2013-1A, Cl ACOM
2.531%, VAR ICE LIBOR USD 3 Month+1.227%, 04/18/2024 (A)	$911	$915
ACIS CLO, Ser 2013-1A, Cl D
5.658%, VAR ICE LIBOR USD 3 Month+4.500%, 04/18/2024 (A)	800	808
ACIS CLO, Ser 2014-4A, Cl A
2.731%, VAR ICE LIBOR USD 3 Month+1.420%, 05/01/2026 (A)	500	502
ACIS CLO, Ser 2017-2A, Cl C2R
2.604%, VAR ICE LIBOR USD 3 Month+1.300%, 10/14/2022 (A)	87	86
Adams Mill CLO, Ser 2014-1A, Cl E1
6.158%, VAR ICE LIBOR USD 3 Month+5.000%, 07/15/2026 (A)	1,000	947
AIM Aviation Finance, Ser 2015-1A, Cl B1	815	804
5.072%, 02/15/2040 (A)
Aimco CLO, Ser 2017-A	1,600	1,611
2.593%, 07/20/2029
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
1.777%, VAR ICE LIBOR USD 1 Month+0.550%, 03/15/2019 (A)	858	62
ALM XIV, Ser 2014-14A, Cl C
4.622%, VAR ICE LIBOR USD 3 Month+3.450%, 07/28/2026 (A)	1,250	1,269
AMMC CLO XI, Ser 2012-11A, Cl SUB	2,100	1,115
0.000%, 10/30/2023 (A)
Anchorage Capital CLO 4, Ser 2017-4A, Cl A1AR
2.454%, VAR ICE LIBOR USD 3 Month+1.140%, 07/28/2026 (A)	1,500	1,506
Anchorage Credit Funding 4, Ser 2016-4A, Cl B
4.500%, 02/15/2035 (A)	1,000	1,004
Apidos CLO X, Ser 2012-10A, Cl A
2.731%, VAR ICE LIBOR USD 3 Month+1.420%, 10/30/2022 (A)	814	814
Apidos CLO XIX, Ser 2017-19A, Cl A1R
2.504%, VAR ICE LIBOR USD 3 Month+1.200%, 10/17/2026 (A)	600	600
Apollo Aviation Securitization Equity Trust, Ser 2014-1, Cl A
5.125%, 12/15/2029 (B)	3,848	3,886
Apollo Aviation Securitization Equity Trust, Ser 2014-1, Cl B
7.375%, 12/15/2029 (B)	3,673	3,700
Apollo Aviation Securitization Equity Trust, Ser 2016-2, Cl A
4.212%, 11/15/2041 to 11/15/2041	924	927
Apollo Aviation Securitization Equity Trust, Ser 2016-2, Cl B
5.926%, 11/15/2041 to 11/15/2041	1,201	1,207

264	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Apollo Aviation Securitization Equity Trust, Ser 2016-2, Cl C
7.869%, 11/15/2041	$629	$631
0.000%, 11/15/2041	205	205
ARES XXV CLO, Ser 2013-3A, Cl SUB	750	1
0.000%, 01/17/2024 (A)
ARES XXVI CLO, Ser 2013-1A, Cl C
3.908%, VAR ICE LIBOR USD 3 Month+2.750%, 04/15/2025 (A)	750	753
Atlas Senior Loan Fund II, Ser 2012-2A, Cl SUB
0.000%, 01/30/2024 (A)	950	554
Atlas Senior Loan Fund V, Ser 2017-1A, Cl AR2
2.564%, VAR ICE LIBOR USD 3 Month+1.260%, 07/16/2029 (A)	1,700	1,712
Atrium X, Ser 2017-10A, Cl AR
2.254%, VAR ICE LIBOR USD 3 Month+0.950%, 07/16/2025 (A)	1,550	1,552
Avery Point III CLO, Ser 2013-3X, Cl COM	3,000	2,555
0.701%, 01/18/2025
B&M CLO, Ser 2014-1A, Cl A2
3.254%, VAR ICE LIBOR USD 3 Month+1.950%, 04/16/2026 (A)	450	452
Babson CLO, Ser 2012-2A, Cl SUB	3,000	619
0.000%, 05/15/2023 (A)
Babson CLO, Ser 2014-IA, Cl SUB	2,400	1,186
0.000%, 07/20/2025 (A)
Bank of America Student Loan Trust, Ser 2010-1A, Cl A
2.114%, VAR ICE LIBOR USD 3 Month+0.800%, 02/25/2043 (A)	234	235
Bayview Opportunity Master Fund IIa Trust, Ser 2017-RN5, Cl A1
3.105%, 08/28/2032 (A)	1,193	1,193
Bayview Opportunity Master Fund IIIa Trust, Ser 2017-RN7, Cl A1
3.105%, 09/28/2032 (A)(C)	1,100	1,100
Bayview Opportunity Master Fund IIIb Trust, Ser 2017-RN3, Cl A1
3.228%, 05/28/2032 (A)	718	719
Bayview Opportunity Master Fund IVb Trust, Ser 2017-NPL1, Cl A1
3.598%, 01/28/2032 (A)	974	972
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RN1, Cl A1
3.598%, 02/28/2032 (A)(B)	2,135	2,149
Benefit Street Partners CLO II, Ser 2017-IIA, Cl A1R
2.554%, VAR ICE LIBOR USD 3 Month+1.250%, 07/15/2029 (A)	1,650	1,661
Brad Restructuring Trust, Ser 2014-1, Cl B	799	802
5.438%, 03/12/2026 (C)(D)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Ser 2005-2, Cl A11
1.456%, VAR ICE LIBOR USD 3 Month+0.140%, 09/27/2021	$106	$106
Castlelake Aircraft Securitization Trust, Ser 2017-1, Cl A
3.967%, 07/15/2042	2,860	2,855
Catamaran CLO, Ser 2016-1A, Cl CR
4.124%, VAR ICE LIBOR USD 3 Month+2.850%, 12/20/2023 (A)	1,000	1,000
Cedar Funding II CLO, Ser 2017-1A, Cl A1R
2.547%, VAR ICE LIBOR USD 3 Month+1.230%, 06/09/2030 (A)	1,700	1,711
Cedar Funding V CLO, Ser 2016-5A, Cl A1
2.914%, VAR ICE LIBOR USD 3 Month+1.610%, 07/17/2028 (A)	2,000	2,032
Cerberus Loan Funding XVI, Ser 2016-2A, Cl C
5.104%, VAR ICE LIBOR USD 3 Month+3.800%, 11/15/2027 (A)	1,000	1,008
Cerberus Loan Funding XVII, Ser 2016-3A, Cl A
3.688%, VAR ICE LIBOR USD 3 Month+2.530%, 01/15/2028 (A)	2,000	2,010
Cerberus Onshore II CLO, Ser 2014-1A, Cl C
4.804%, VAR ICE LIBOR USD 3 Month+3.500%, 10/15/2023 (A)	142	142
4.372%, VAR ICE LIBOR USD 3 Month+3.350%, 10/15/2023 (A)	750	743
Cerberus Onshore II CLO, Ser 2014-1A, Cl D
5.304%, VAR ICE LIBOR USD 3 Month+4.000%, 10/15/2023 (A)	250	250
5.172%, VAR ICE LIBOR USD 3 Month+4.150%, 10/15/2023 (A)	750	745
Chesapeake Funding II, Ser 2017-2A, Cl A1	1,600	1,601
1.990%, 05/15/2029 (A)
CIFC Funding, Ser 2016-3A, Cl A1R
2.511%, VAR ICE LIBOR USD 3 Month+1.200%, 01/29/2025 (A)	1,891	1,893
CIT Education Loan Trust, Ser 2005-1, Cl A3
1.366%, VAR ICE LIBOR USD 3 Month+0.120%, 03/15/2026	406	405
Citigroup Mortgage Loan Trust, Ser 2005- OPT4, Cl M5
1.857%, VAR ICE LIBOR USD 1 Month+0.620%, 07/25/2035	500	497
Copper River CLO, Ser 2007-1A, Cl INC	3,000	409
0.000%, 01/20/2021 (A)
Crestline Denali CLO, Ser 2017-1A, Cl A2LR
2.971%, VAR ICE LIBOR USD 3 Month+1.600%, 10/26/2027 (A)	1,400	1,400
Crown Point CLO, Ser 2015-3A, Cl A1BR	2,000	2,000
2.269%, 12/31/2027 (C)(D)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	265

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Cutwater, Ser 2017-1A, Cl A1AR
2.554%, VAR ICE LIBOR USD 3 Month+1.250%, 07/15/2026 (A)	$1,600	$1,608
DB Master Finance, Ser 2015-1A, Cl A2II	1,024	1,047
3.980%, 02/20/2045 (A)
DIVCORE CLO, Ser 2013-1A, Cl B	416	416
5.134%, 11/15/2032
Dryden 37 Senior Loan Fund, Ser 2015-37A, Cl Q
0.211%, 04/15/2027 (A)	1,000	897
Dryden 41 Senior Loan Fund, Ser 2015-41A, Cl SUB
1.315%, 01/15/2028 (A)(B)	1,600	1,040
ECMC Group Student Loan Trust, Ser 2016-1A, Cl A
2.587%, VAR ICE LIBOR USD 1 Month+1.350%, 07/26/2066 (A)	1,002	1,002
Educational Funding of the South, Ser 2011-1, Cl A2
1.964%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	439	439
EFS Volunteer No. 2, Ser 2012-1, Cl A2
2.587%, VAR ICE LIBOR USD 1 Month+1.350%, 03/25/2036 (A)	1,300	1,319
EFS Volunteer No. 3, Ser 2012-1, Cl A3
2.237%, VAR ICE LIBOR USD 1 Month+1.000%, 04/25/2033 (A)	800	800
Emerald Aviation Finance, Ser 2013-1, Cl B	1,062	1,091
6.350%, 10/15/2038 (A)
Falcon Aerospace, Ser 2017-1, Cl A	1,490	1,513
4.581%, 02/15/2042 (A)
Falcon Aerospace, Ser 2017-1, Cl B	1,153	1,163
6.300%, 02/15/2042 (A)
Fifth Street SLF II, Ser 2015-2A, Cl A2
3.980%, VAR ICE LIBOR USD 3 Month+2.810%, 09/29/2027 (A)	1,000	1,000
Flagship VII, Ser 2017-7A, Cl A1R
2.427%, VAR ICE LIBOR USD 3 Month+1.120%, 01/20/2026 (A)	1,100	1,102
Flagship VII, Ser 2017-7A, Cl CR
3.657%, VAR ICE LIBOR USD 3 Month+2.350%, 01/20/2026 (A)	1,500	1,494
Fortress Credit BSL II, Ser 2017-2A, Cl A1FR
2.456%, VAR ICE LIBOR USD 3 Month+1.150%, 10/19/2025 (A)	2,500	2,502
Fortress Credit BSL II, Ser 2017-2A, Cl CR
3.806%, VAR ICE LIBOR USD 3 Month+2.500%, 10/19/2025 (A)	1,000	1,002
Fortress Credit Investments IV, Ser 2015-4A, Cl D
4.804%, VAR ICE LIBOR USD 3 Month+3.500%, 07/17/2023 (A)	1,000	1,002

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Fortress Credit Opportunities III CLO, Ser 2017-3A, Cl A1TR
2.953%, VAR ICE LIBOR USD 3 Month+1.650%, 04/28/2026 (A)	$5,100	$5,092
Fortress Credit Opportunities III CLO, Ser 2017-3A, Cl CR
4.403%, VAR ICE LIBOR USD 3 Month+3.100%, 04/28/2026 (A)	2,500	2,480
Fortress Credit Opportunities V CLO, Ser 2017-5A, Cl CR
4.310%, VAR ICE LIBOR USD 3 Month+3.150%, 10/15/2026 (A)	2,250	2,235
Fortress Credit Opportunities V CLO, Ser 2017-5A, Cl DR
5.554%, VAR ICE LIBOR USD 3 Month+4.250%, 10/15/2026 (A)	1,000	997
Fortress Credit Opportunities VI CLO, Ser 2015-6A, Cl D
6.317%, VAR ICE LIBOR USD 3 Month+5.000%, 10/10/2026 (A)	1,000	992
Fortress Credit Opportunities VII CLO, Ser 2016-7A, Cl B
4.270%, VAR ICE LIBOR USD 3 Month+2.950%, 12/15/2028 (A)	2,000	2,023
Galaxy XVIII CLO, Ser 2017-18A, Cl AR
2.474%, VAR ICE LIBOR USD 3 Month+1.170%, 10/15/2026 (A)	1,800	1,806
Gallatin CLO VII, Ser 2014-1A, Cl D
4.918%, VAR ICE LIBOR USD 3 Month+3.760%, 07/15/2023 (A)	500	499
Garrison Funding, Ser 2016-2A, Cl B
5.316%, VAR ICE LIBOR USD 3 Month+4.000%, 09/29/2027 (A)	1,000	998
GCAT, Ser 2017-1, Cl A1	2,455	2,445
3.375%, 03/25/2047 (A)
GCAT, Ser 2017-4, Cl A1	1,160	1,163
3.228%, 05/25/2022 (A)
GoldenTree Loan Opportunities IX, Ser 2016-9A, Cl AR
2.681%, VAR ICE LIBOR USD 3 Month+1.370%, 10/29/2026 (A)	1,850	1,850
Golub Capital Partners CLO, Ser 2014-18A, Cl C
4.656%, VAR ICE LIBOR USD 3 Month+3.500%, 04/25/2026 (A)	600	594
Golub Capital Partners CLO, Ser 2014-18A, Cl D
5.156%, VAR ICE LIBOR USD 3 Month+4.000%, 04/25/2026 (A)	300	295
Golub Capital Partners CLO, Ser 2014-21A, Cl C
4.456%, VAR ICE LIBOR USD 3 Month+3.300%, 10/25/2026 (A)	1,200	1,189

266	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Golub Capital Partners CLO, Ser 2015-24A, Cl C
4.921%, VAR ICE LIBOR USD 3 Month+3.750%, 02/05/2027 (A)	$2,000	$1,998
Golub Capital Partners CLO, Ser 2015-25A, Cl C
4.821%, VAR ICE LIBOR USD 3 Month+3.650%, 08/05/2027 (A)	1,000	991
Golub Capital Partners CLO, Ser 2016-33A, Cl A
3.796%, VAR ICE LIBOR USD 3 Month+2.480%, 11/21/2028 (A)	2,000	1,995
Golub Capital Partners CLO, Ser 2017-16A, Cl BR
3.564%, VAR ICE LIBOR USD 3 Month+2.250%, 07/25/2029 (A)	2,000	2,027
Gramercy Park CLO, Ser 2012-1A, Cl SUB	1,100	43
2.122%, 07/17/2023 (A)(B)
Grayson CLO, Ser 2006-1A, Cl A2
1.580%, VAR ICE LIBOR USD 3 Month+0.410%, 11/01/2021 (A)	700	696
Great Lakes CLO, Ser 2012-1A	1,000	640
0.000%, 01/15/2023 (A)
Great Lakes CLO, Ser 2014-1A, Cl C
4.858%, VAR ICE LIBOR USD 3 Month+3.700%, 04/15/2025 (A)	2,500	2,476
Great Lakes CLO, Ser 2014-1A, Cl D
5.358%, VAR ICE LIBOR USD 3 Month+4.200%, 04/15/2025 (A)	500	486
GSAMP Trust, Ser 2002-HE2, Cl A1
2.276%, VAR ICE LIBOR USD 1 Month+1.040%, 10/20/2032 (A)	1,323	1,329
Halcyon Loan Advisors Funding, Ser 2012-1A, Cl B
4.182%, VAR ICE LIBOR USD 3 Month+3.000%, 08/15/2023 (A)	500	500
Halcyon Loan Advisors Funding, Ser 2012-2A, Cl C
4.124%, VAR ICE LIBOR USD 3 Month+2.850%, 12/20/2024 (A)	500	501
Halcyon Loan Advisors Funding, Ser 2013-1A, Cl A1
2.454%, VAR ICE LIBOR USD 3 Month+1.150%, 04/15/2025 (A)	495	496
Halcyon Loan Advisors Funding, Ser 2014-1A, Cl A1R
2.434%, VAR ICE LIBOR USD 3 Month+1.130%, 04/18/2026 (A)	650	651
Jamestown CLO VI, Ser 2017-6A, Cl A1AR
2.466%, VAR ICE LIBOR USD 3 Month+1.150%, 02/20/2027 (A)	1,700	1,704

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Jamestown CLO X, Ser 2017-10A, Cl A1
2.720%, VAR ICE LIBOR USD 3 Month+1.250%, 07/17/2029 (A)	$3,400	$3,420
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH5, Cl A5
1.497%, VAR ICE LIBOR USD 1 Month+0.260%, 06/25/2037	1,400	1,288
Kingsland IV, Ser 2007-4A, Cl D
2.608%, VAR ICE LIBOR USD 3 Month+1.450%, 04/16/2021 (A)	500	484
KVK CLO, Ser 2013-1A, Cl SUB	3,500	1,113
0.000%, 04/14/2025 (A)
KVK CLO, Ser 2017-2A, Cl CR
3.854%, VAR ICE LIBOR USD 3 Month+2.550%, 07/15/2026 (A)	1,250	1,254
LCM XVI, Ser 2017-16A, Cl AR
2.334%, VAR ICE LIBOR USD 3 Month+1.030%, 07/15/2026 (A)	1,700	1,703
Lime Street CLO, Ser 2007-1A, Cl D
3.774%, VAR ICE LIBOR USD 3 Month+2.500%, 06/20/2021 (A)	750	743
Marathon CLO II, Ser 2005-2A, Cl INC	750	–
0.000%, 12/20/2019 (A)(C)
MCF CLO IV, Ser 2014-1A, Cl E
7.204%, VAR ICE LIBOR USD 3 Month+5.900%, 10/15/2025 (A)	500	500
Montana Higher Education Student Assistance, Ser 2012-1, Cl A3
2.286%, VAR ICE LIBOR USD 1 Month+1.050%, 07/20/2043	700	700
Mountain Hawk II CLO, Ser 2013-2A, Cl C
3.756%, VAR ICE LIBOR USD 3 Month+2.600%, 07/22/2024 (A)	1,000	1,004
Mountain Hawk II CLO, Ser 2013-2A, Cl D
4.306%, VAR ICE LIBOR USD 3 Month+3.150%, 07/22/2024 (A)	1,000	988
Mountain View CLO, Ser 2017-1A, Cl AR
2.544%, VAR ICE LIBOR USD 3 Month+1.240%, 10/15/2026 (A)(E)	1,150	1,150
MP CLO III, Ser 2013-1A, Cl C
3.906%, VAR ICE LIBOR USD 3 Month+2.750%, 04/20/2025 (A)	1,000	1,001
Navient Student Loan Trust, Ser 2016-2, Cl A2
2.287%, VAR ICE LIBOR USD 1 Month+1.050%, 06/25/2065 (A)	750	761
Navient Student Loan Trust, Ser 2016-5A, Cl A
2.487%, VAR ICE LIBOR USD 1 Month+1.250%, 06/25/2065 (A)	2,111	2,153
Navient Student Loan Trust, Ser 2016-7A, Cl A
2.387%, VAR ICE LIBOR USD 1 Month+1.150%, 03/25/2066 (A)	1,085	1,098

SEI Institutional Managed Trust / Annual Report / September 30, 2017	267

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2017-2A, Cl A
2.284%, VAR ICE LIBOR USD 1 Month+1.050%, 12/27/2066 (A)	$2,382	$2,414
Navient Student Loan Trust, Ser 2017-5A, Cl A
2.048%, VAR ICE LIBOR USD 1 Month+0.800%, 07/26/2066 (A)	3,600	3,602
Nelnet Student Loan Trust, Ser 2013-1, Cl A6
1.764%, VAR ICE LIBOR USD 3 Month+0.450%, 08/23/2036 (A)	1,293	1,293
NewMark Capital Funding CLO, Ser 2014-2A, Cl E
5.782%, VAR ICE LIBOR USD 3 Month+4.800%, 06/30/2026 (A)	3,000	2,843
NewStar Arlington Senior Loan Program, Ser 2014-1A, Cl C1
4.456%, VAR ICE LIBOR USD 3 Month+3.300%, 07/25/2025 (A)	1,000	991
NewStar Arlington Senior Loan Program, Ser 2014-1A, Cl D
5.406%, VAR ICE LIBOR USD 3 Month+4.250%, 07/25/2025 (A)	750	721
Newstar Commercial Loan Funding, Ser 2014-1A, Cl C
4.756%, VAR ICE LIBOR USD 3 Month+3.600%, 04/20/2025 (A)	1,500	1,485
Newstar Commercial Loan Funding, Ser 2014-1A, Cl D
5.906%, VAR ICE LIBOR USD 3 Month+4.750%, 04/20/2025 (A)	750	736
Newstar Commercial Loan Funding,
Ser 2015-1A, Cl C
5.006%, VAR ICE LIBOR USD 3 Month+3.850%, 01/20/2027 (A)	1,000	990
Newstar Commercial Loan Funding, Ser 2017-1A, Cl CN
4.774%, VAR ICE LIBOR USD 3 Month+3.500%, 03/20/2027 (A)	750	755
Newstar Trust, Ser 2012-2A, Cl D
7.557%, VAR ICE LIBOR USD 3 Month+6.250%, 01/20/2023 (A)	500	499
Northwoods Capital XIV, Ser 2017-14A, Cl CR
3.759%, VAR ICE LIBOR USD 3 Month+2.450%, 11/12/2025 (A)	1,500	1,512
NRPL Trust, Ser 2014-2A, Cl A1	653	654
3.750%, 10/25/2057 (A)(B)
NRPL Trust, Ser 2015-1A, Cl A1	1,730	1,733
3.875%, 11/01/2054 (A)
N-Star REL CDO VIII, Ser 2006-8A, Cl A2
1.597%, VAR LIBOR USD 1 Month+0.360%, 02/01/2041 (A)	1,598	1,587
NXT Capital CLO, Ser 2017-1A, Cl B
3.780%, VAR ICE LIBOR USD 3 Month+2.350%, 04/20/2029 (A)	1,000	999

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
OCP CLO, Ser 2014-6A, Cl B
4.258%, VAR ICE LIBOR USD 3 Month+3.100%, 07/17/2026 (A)	$1,000	$1,000
OCP CLO, Ser 2016-12A, Cl A1
2.874%, VAR ICE LIBOR USD 3 Month+1.570%, 10/18/2028 (A)	1,400	1,423
OCP CLO, Ser 2017-13A, Cl A1A
2.561%, VAR ICE LIBOR USD 3 Month+1.260%, 07/15/2030 (A)	1,700	1,710
OCP CLO, Ser 2017-7A, Cl A2AR
2.763%, VAR ICE LIBOR USD 3 Month+1.400%, 10/20/2026 (A)	2,000	2,000
Octagon Investment Partners 24, Ser 2017-1A, Cl A1R
2.250%, VAR ICE LIBOR USD 3 Month+0.900%, 05/21/2027 (A)	3,700	3,704
Octagon Investment Partners XIX, Ser 2017-1A, Cl AR
2.404%, VAR ICE LIBOR USD 3 Month+1.100%, 04/15/2026 (A)	1,100	1,105
Octagon Loan Funding, Ser 2014-1X, Cl COMB
0.000%, 11/18/2026	4,800	4,201
OFSI Fund VI, Ser 2014-6A, Cl A1
2.334%, VAR ICE LIBOR USD 3 Month+1.030%, 03/20/2025 (A)	650	651
OFSI Fund VII, Ser 2014-7A, Cl A
2.644%, VAR ICE LIBOR USD 3 Month+1.340%, 10/18/2026 (A)	601	602
OFSI Fund, Ser 2017-7A, Cl AR
0.000%, 10/18/2026	600	603
OHA Credit Partners IX, Ser 2013-9A, Cl ACOM
0.476%, 10/20/2025 (A)	2,000	1,777
Palmer Square Loan Funding, Ser 2017-1A, Cl A1
2.060%, VAR ICE LIBOR USD 3 Month+0.740%, 10/15/2025 (A)	1,800	1,800
Panhandle-Plains Higher Education Authority, Ser 2011-1, Cl A2
2.249%, VAR ICE LIBOR USD 3 Month+0.950%, 07/01/2024	767	768
PHEAA Student Loan Trust, Ser 2016-1A, Cl A
2.387%, VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2065 (A)	1,135	1,149
Pinnacle Park CLO, Ser 2017-1A, Cl AR
2.564%, VAR ICE LIBOR USD 3 Month+1.260%, 04/15/2026 (A)	1,500	1,500
Popular ABS Mortgage Pass-Through Trust, Ser 2005-6, Cl A4
4.006%, 01/25/2036	1,000	980
Putnam Structured Product Funding, Ser 2003-1A, Cl A2
2.234%, VAR LIBOR USD 1 Month+1.000%, 10/15/2038 (A)	1,719	1,630

268	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
RAIT CRE CDO I, Ser 2006-1X, Cl A1B
1.561%, VAR ICE LIBOR USD 1 Month+0.330%, 11/20/2046	$120	$120
Raspro Trust, Ser 2005-1A, Cl B
1.932%, VAR LIBOR USD 3 Month+0.625%, 03/23/2024 (A)	4,674	4,429
Recette CLO, Ser 2017-1A, Cl AR
2.283%, VAR ICE LIBOR USD 3 Month+0.920%, 10/20/2027 (A)	2,600	2,600
Recette CLO, Ser 2017-1A, Cl BR
2.663%, VAR ICE LIBOR USD 3 Month+1.300%, 10/20/2027 (A)	1,000	1,000
Regatta V Funding, Ser 2017-1A, Cl A1AR
2.474%, VAR ICE LIBOR USD 3 Month+1.160%, 10/25/2026 (A)	1,800	1,811
Scholar Funding Trust, Ser 2011-A, Cl A
2.214%, VAR ICE LIBOR USD 3 Month+0.900%, 10/28/2043 (A)	1,403	1,400
Scholar Funding Trust, Ser 2012-B, Cl A2
2.334%, VAR ICE LIBOR USD 1 Month+1.100%, 03/28/2046 (A)	1,589	1,589
Shackleton VII CLO, Ser 2015-7A, Cl CR
4.154%, VAR ICE LIBOR USD 3 Month+2.850%, 04/15/2027 (A)	1,000	1,000
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
2.520%, VAR ICE LIBOR USD 3 Month+1.200%, 12/15/2033 (A)	977	990
SLM Student Loan Trust, Ser 2004-8A, Cl A6
1.944%, VAR ICE LIBOR USD 3 Month+0.630%, 01/25/2040 (A)	650	650
SLM Student Loan Trust, Ser 2005-5, Cl A5
2.064%, VAR ICE LIBOR USD 3 Month+0.750%, 10/25/2040	250	246
SLM Student Loan Trust, Ser 2008-3, Cl A3
2.314%, VAR ICE LIBOR USD 3 Month+1.000%, 10/25/2021	556	559
SLM Student Loan Trust, Ser 2008-4, Cl A4
2.964%, VAR ICE LIBOR USD 3 Month+1.650%, 07/25/2022	370	379
SLM Student Loan Trust, Ser 2008-5, Cl A4
3.014%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	1,029	1,060
SLM Student Loan Trust, Ser 2008-6, Cl A4
2.414%, VAR ICE LIBOR USD 3 Month+1.100%, 07/25/2023	700	706
SLM Student Loan Trust, Ser 2008-8, Cl A4
2.814%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	400	409
Sound Point CLO VI, Ser 2017-2A, Cl A1R
2.447%, VAR ICE LIBOR USD 3 Month+1.140%, 10/20/2026 (A)	850	852

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Sound Point CLO XI, Ser 2016-1A, Cl A
2.957%, VAR ICE LIBOR USD 3 Month+1.650%, 07/20/2028 (A)	$2,800	$2,846
Sound Point CLO XI, Ser 2016-1A, Cl B1
3.707%, VAR ICE LIBOR USD 3 Month+2.400%, 07/20/2028 (A)	800	805
Sound Point CLO XV, Ser 2017-1A, Cl A
2.703%, VAR ICE LIBOR USD 3 Month+1.390%, 01/23/2029 (A)	2,050	2,060
Stanwich Mortgage Loan Trust, Ser 2016-NPA1
3.844%, 10/16/2046 (A)(B)	1,749	1,747
TCP Waterman CLO, Ser 2016-1A, Cl A2
4.246%, VAR ICE LIBOR USD 3 Month+3.000%, 12/15/2028 (A)	1,000	1,003
TCW CLO, Ser 2017-1A, Cl A
2.715%, VAR ICE LIBOR USD 3 Month+1.280%, 07/29/2029 (A)	1,700	1,708
Telos CLO, Ser 2017-6A, Cl CR
3.904%, VAR ICE LIBOR USD 3 Month+2.600%, 01/17/2027 (A)	1,000	1,003
THL Credit Wind River CLO, Ser 2017-1A, Cl A
2.644%, VAR ICE LIBOR USD 3 Month+1.340%, 04/18/2029 (A)	1,200	1,212
TICP CLO II, Ser 2014-2A, Cl A1AR
2.467%, VAR ICE LIBOR USD 3 Month+1.160%, 07/20/2026 (A)	4,500	4,509
TICP CLO III, Ser 2014-3A, Cl AR
2.487%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2027 (A)	1,600	1,605
TICP CLO VI, Ser 2016-6A, Cl A
2.854%, VAR ICE LIBOR USD 3 Month+1.550%, 01/15/2029 (A)	1,300	1,306
Treman Park CLO, Ser 2015-1A, Cl COM
0.000%, 04/20/2027 (A)	3,000	2,608
Trestles CLO, Ser 2017-1A, Cl A1A
2.594%, VAR ICE LIBOR USD 3 Month+1.290%, 07/25/2029 (A)	1,500	1,506
Turbine Engines Securitization, Ser 2013-1A, Cl A
5.125%, 12/13/2048 (A)	779	766
Turbine Engines Securitization, Ser 2013-1A, Cl B
6.375%, 12/13/2048 (A)	502	482
Venture XIX CLO, Ser 2016-19A, Cl CR
4.154%, VAR ICE LIBOR USD 3 Month+2.850%, 01/15/2027 (A)	1,000	998
Venture XVI CLO, Ser 2017-16A, Cl A1R
2.424%, VAR ICE LIBOR USD 3 Month+1.120%, 04/15/2026 (A)	1,000	1,002
VOLT LIV, Ser 2017-NPL1, Cl A1
3.500%, 02/25/2047 (A)	1,482	1,491

SEI Institutional Managed Trust / Annual Report / September 30, 2017	269

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Voya CLO, Ser 2017-4A, Cl A1R
2.254%, VAR ICE LIBOR USD 3
Month+0.950%, 10/14/2026 (A)	$2,500	$2,506
Wachovia Asset Securitization Issuance II, Ser 2007-HE1, Cl A
1.377%, VAR ICE LIBOR USD 1
Month+0.140%, 07/25/2037 (A)	619	541
West CLO, Ser 2013-1A, Cl SUB
0.000%, 11/07/2025 (A)	1,350	615
WhiteHorse VIII, Ser 2014-1A, Cl C
3.920%, VAR ICE LIBOR USD 3
Month+2.750%, 05/01/2026 (A)	1,000	1,000
Willis Engine Securitization Trust II, Ser 2012- A, Cl A
5.500%, 09/15/2037 (A)	1,355	1,348
Woodmont Trust, Ser 2017-2A, Cl B
3.579%, VAR ICE LIBOR USD 3
Month+2.350%, 07/18/2028 (A)	2,400	2,425
Woodmont Trust, Ser 2017-3A, Cl B
3.495%, VAR ICE LIBOR USD 3
Month+2.250%, 10/18/2029 (A)	1,000	1,000
York CLO 1, Ser 2017-1A, Cl AR
2.463%, VAR ICE LIBOR USD 3
Month+1.150%, 01/22/2027 (A)	1,800	1,805

		263,642

Total Asset-Backed Securities (Cost $276,012) ($ Thousands)		265,191

CORPORATE OBLIGATIONS — 18.8%
Consumer Discretionary — 1.3%
21st Century Fox America
4.950%, 10/15/2045	250	274
Altice Financing
7.500%, 05/15/2026 (A)	1,500	1,650
AMC Entertainment Holdings
5.750%, 06/15/2025	850	835
AMC Networks
5.000%, 04/01/2024	400	413
Cablevision
6.500%, 06/15/2021 (A)	150	160
Carrols Restaurant Group
8.000%, 05/01/2022	350	372
CCO Holdings
5.750%, 02/15/2026 (A)	675	708
Cengage Learning
9.500%, 06/15/2024 (A)	150	130
Charter Communications Operating
6.484%, 10/23/2045	50	59
4.908%, 07/23/2025	1,150	1,229
Clear Channel Worldwide Holdings
6.500%, 11/15/2022	550	564

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
Comcast
3.375%, 08/15/2025		$300	$310
Discovery Communications
3.950%, 03/20/2028		1,150	1,142
Ford Motor Credit
5.875%, 08/02/2021		350	389
General Motors
3.500%, 10/02/2018		250	254
Gray Television
5.125%, 10/15/2024 (A)		250	251
MDC Partners
6.500%, 05/01/2024 (A)		250	252
Nexstar Broadcasting
5.625%, 08/01/2024 (A)		200	207
Schaeffler Finance
4.750%, 05/15/2023 (A)		1,025	1,057
SFR Group
7.375%, 05/01/2026 (A)		400	432
Sirius XM Radio
5.375%, 04/15/2025 (A)		400	422
4.625%, 05/15/2023 (A)		250	257
Universal Entertainment MTN
8.500% cash/8.500% PIK, 08/24/2020 (A)		250	255
Virgin Media Secured Finance
5.000%, 04/15/2027	GBP	800	1,104

			12,726

Consumer Staples — 0.5%
Anheuser-Busch InBev Finance
4.900%, 02/01/2046		$725	819
Anheuser-Busch InBev Worldwide
4.950%, 01/15/2042		300	340
BAT International Finance
3.950%, 06/15/2025 (A)		425	443
2.750%, 06/15/2020 (A)		350	355
Beverages & More
11.500%, 06/15/2022 (A)		100	94
Central American Bottling
5.750%, 01/31/2027 (A)		180	190
CVS Health
5.125%, 07/20/2045		150	173
3.875%, 07/20/2025		332	346
Kraft Heinz Foods
4.375%, 06/01/2046		300	297
3.500%, 07/15/2022		350	362
Lindley
4.625%, 04/12/2023		190	196
Reynolds American
5.850%, 08/15/2045		250	306
4.450%, 06/12/2025		425	455

270	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sysco
4.850%, 10/01/2045	$150	$165
3.750%, 10/01/2025	350	363

		4,904

Energy — 3.3%
Antero Resources
5.125%, 12/01/2022	1,050	1,074
Apache
4.750%, 04/15/2043	350	350
4.250%, 01/15/2044	350	329
BreitBurn Energy Partners
9.250%, 05/18/2020 (C)(D)(E)	813	771
Cheniere Energy Partners
5.250%, 10/01/2025 (A)	635	649
Chesapeake Energy
8.000%, 01/15/2025 (A)	750	757
ConocoPhillips
4.950%, 03/15/2026	500	564
3.350%, 11/15/2024	350	360
DCP Midstream Operating
5.600%, 04/01/2044	700	653
Devon Energy
5.850%, 12/15/2025	800	922
3.250%, 05/15/2022	200	203
Dolphin Energy
5.500%, 12/15/2021	220	242
Enterprise Products Operating
3.750%, 02/15/2025	500	518
3.700%, 02/15/2026	300	308
FTS International
8.820%, VAR ICE LIBOR USD 3
Month+7.500%, 06/15/2020 (A)	675	686
Gazprom OAO Via Gaz Capital
9.250%, 04/23/2019	310	339
Gazprom OAO Via Gaz Capital MTN
7.288%, 08/16/2037	200	243
GNL Quintero
4.634%, 07/31/2029	400	419
Greenko Dutch BV
4.875%, 07/24/2022 (A)	370	375
Hess
7.300%, 08/15/2031	350	409
6.000%, 01/15/2040	700	725
5.600%, 02/15/2041	300	301
4.300%, 04/01/2027	450	446
KazMunayGas National JSC MTN
9.125%, 07/02/2018	600	628
Kinder Morgan
5.050%, 02/15/2046	175	179
Neerg Energy
6.000%, 02/13/2022 (A)	400	412

Description		Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Noble Holding International
6.050%, 03/01/2041		$900	$614
Petrobras Global Finance BV
7.375%, 01/17/2027		90	99
6.125%, 01/17/2022		730	785
5.999%, 01/27/2028 (A)		1,184	1,183
5.299%, 01/27/2025 (A)		340	339
Petroleos de Venezuela
6.000%, 10/28/2022		8,860	2,499
6.000%, 05/16/2024		4,870	1,481
6.000%, 11/15/2026		1,500	455
5.500%, 04/12/2037		130	39
5.375%, 04/12/2027		1,050	315
Petroleos Mexicanos
6.500%, 03/13/2027 (A)		420	465
6.375%, 02/04/2021		220	241
6.375%, 01/23/2045		30	31
5.500%, 06/27/2044		70	65
5.375%, 03/13/2022 (A)		180	192
4.875%, 01/24/2022		10	11
3.500%, 07/23/2020		100	102
Petroleos Mexicanos MTN
6.875%, 08/04/2026		700	796
6.750%, 09/21/2047 (A)		340	362
6.500%, 03/13/2027 (A)		370	410
5.125%, 03/15/2023	EUR	940	1,273
4.875%, 02/21/2028		410	521
Plains All American Pipeline
3.650%, 06/01/2022		$900	905
3.600%, 11/01/2024		175	171
Schahin II Finance
5.875%, 09/25/2022 (A)(E)		1,737	174
SM Energy
6.750%, 09/15/2026		200	200
5.000%, 01/15/2024		775	730
Sunoco Logistics Partners Operations
4.000%, 10/01/2027		1,400	1,395
TOTAL MTN
2.625%, VAR EUR Swap Annual 5
Yr+2.148%, 12/29/2049	EUR	800	959
Trinidad Drilling
6.625%, 02/15/2025 (A)		$200	187
Weatherford International
6.500%, 08/01/2036		150	129
Western Gas Partners
4.000%, 07/01/2022		200	207
Whiting Petroleum
5.750%, 03/15/2021		100	98
5.000%, 03/15/2019		425	425
Williams Partners
3.600%, 03/15/2022		1,700	1,756

SEI Institutional Managed Trust / Annual Report / September 30, 2017	271

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
YPF
8.875%, 12/19/2018		$130	$139

			32,615

Financials — 7.4%
American Equity Investment Life Holding
5.000%, 06/15/2027		2,300	2,384
ASP AMC
8.000%, 05/15/2025 (A)		1,000	962
AXA
6.463%, VAR ICE LIBOR USD 3
Month+1.449%, 12/14/2018 (A)		100	103
6.463%, VAR ICE LIBOR USD 3
Month+1.449%, 12/29/2049		1,150	1,177
Banco Bilbao Vizcaya Argentaria
7.000%, VAR EUR Swap Annual 5
Yr+6.155%, 12/31/2049	EUR	600	739
Banco de Bogota
6.250%, 05/12/2026 (A)		$580	633
4.375%, 08/03/2027 (A)		200	202
Banco Mercantil del Norte
7.625%, VAR US Treas Yield Curve Rate
T Note Const Mat 10 Yr+5.353%, 12/31/2049 (A)		340	371
Banco Regional SAECA
8.125%, 01/24/2019		290	307
Banco Santander
4.250%, 04/11/2027		800	830
Bank of America
6.500%, VAR ICE LIBOR USD 3
Month+4.174%, 12/31/2049		975	1,102
6.300%, VAR ICE LIBOR USD 3
Month+4.553%, 12/29/2049		1,975	2,232
6.250%, VAR ICE LIBOR USD 3
Month+3.705%, 09/29/2049		150	166
6.100%, VAR ICE LIBOR USD 3
Month+3.898%, 12/29/2049		3,425	3,776
Bank of America MTN
4.000%, 04/01/2024		650	687
3.824%, VAR ICE LIBOR USD 3
Month+1.575%, 01/20/2028		1,300	1,336
Bank of New York Mellon
4.625%, VAR ICE LIBOR USD 3
Month+3.131%, 12/29/2049		1,550	1,581
Barclays
7.875%, VAR USD Swap Semi 30/360 5
Year Curr+6.772%, 12/29/2049		1,650	1,797
CaixaBank
6.750%, VAR EUR Swap Annual 5
Yr+6.498%, 12/31/2049	EUR	600	753
China Evergrande Group
8.250%, 03/23/2022		$400	414

Description		Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CIC Receivables Master Trust
4.890%, 10/07/2021 (C)(D)		$2,228	$2,289
Citigroup
6.250%, VAR ICE LIBOR USD 3
Month+4.517%, 12/29/2049		3,645	4,101
5.950%, VAR ICE LIBOR USD 3
Month+3.905%, 12/31/2049		350	378
5.950%, VAR ICE LIBOR USD 3
Month+4.068%, 12/29/2049		1,120	1,205
5.950%, VAR ICE LIBOR USD 3
Month+4.095%, 12/29/2049		700	738
5.900%, VAR ICE LIBOR USD 3
Month+4.230%, 12/29/2049		675	727
Citizens Financial Group
5.500%, VAR ICE LIBOR USD 3
Month+3.960%, 12/29/2049		500	521
CoBank ACB
6.250%, VAR ICE LIBOR USD 3
Month+4.660%, 12/29/2049		250	276
Credit Suisse Group
6.250%, VAR USD Swap Semi 30/360
5 Year Curr+3.455%, 12/31/2049 (A)		200	213
Deutsche Bank
4.500%, 04/01/2025		1,600	1,605
Encore Capital Group
5.625%, 08/11/2024 (C)(D)		3,200	3,188
FBM Finance
8.250%, 08/15/2021 (A)		600	642
Goldman Sachs Group
5.300%, VAR ICE LIBOR USD 3
Month+3.834%, 12/29/2049		2,850	3,060
Greystar Real Estate Partners
8.250%, 12/01/2022 (A)		625	667
HSBC Holdings MTN
4.750%, VAR EUR Swap Annual 5
Yr+3.844%, 12/31/2049	EUR	750	909
International Lease Finance
7.125%, 09/01/2018 (A)		$500	524
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (A)		775	788
Itau CorpBanca
3.875%, 09/22/2019		250	258
Jefferies Finance
7.250%, 08/15/2024 (A)		850	852
JPMorgan Chase
6.125%, VAR ICE LIBOR USD 3
Month+3.330%, 12/29/2049		200	220
6.100%, VAR ICE LIBOR USD 3
Month+3.330%, 10/29/2049		2,150	2,373
6.000%, VAR ICE LIBOR USD 3
Month+3.300%, 12/29/2049		1,400	1,523
5.300%, VAR ICE LIBOR USD 3
Month+3.800%, 12/31/2049		800	834

272	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.000%, VAR ICE LIBOR USD 3
Month+3.320%, 12/29/2049	$900	$915
KeyCorp
5.000%, VAR ICE LIBOR USD 3
Month+3.606%, 12/29/2049	950	983
MetLife
10.750%, 08/01/2039	850	1,422
Morgan Stanley
5.550%, VAR ICE LIBOR USD 3
Month+3.810%, 12/29/2049	1,050	1,094
3.625%, 01/20/2027	900	912
Morgan Stanley MTN
3.950%, 04/23/2027	600	610
3.700%, 10/23/2024	900	933
Navient MTN
5.500%, 01/15/2019	600	620
NewStar Financial
7.250%, 05/01/2020 (A)	200	206
Royal Bank of Scotland Group
3.655%, VAR ICE LIBOR USD 3
Month+2.320%, 09/29/2027	2,100	2,011
Sberbank of Russia Via SB Capital
5.500%, VAR US Treas Yield
Curve Rate T Note Const Mat 5 Yr+4.023%, 02/26/2024	200	204
TC Ziraat Bankasi MTN
5.125%, 09/29/2023 (A)	200	200
TSG Entertainment Finance
6.250%, 09/22/2031 (C)(D)	3,400	3,482
UniCredit
8.000%, VAR USD Swap Semi 30/360 5 Year Curr+5.180%, 04/03/2049	1,050	1,106
US Bancorp
5.300%, VAR ICE LIBOR USD 3
Month+2.914%, 12/29/2049	450	491
Voya Financial
5.650%, VAR ICE LIBOR USD 3
Month+3.580%, 05/15/2053	1,150	1,221
Wells Fargo
5.900%, VAR ICE LIBOR USD 3
Month+3.110%, 12/29/2049	2,300	2,504
5.875%, VAR ICE LIBOR USD 3
Month+3.990%, 12/29/2049	2,725	3,033
Westpac Banking
5.000%, VAR USD ICE Swap 11:00 NY 5
Yr+2.888%, 09/21/2065	850	849

		72,239

Health Care — 1.2%
Allergan Funding SCS
3.800%, 03/15/2025	1,325	1,376
Becton Dickinson
3.363%, 06/06/2024	1,300	1,312

Description		Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.894%, 06/06/2022		$1,300	$1,304
Celgene
3.625%, 05/15/2024		700	729
CHS
8.000%, 11/15/2019		400	390
Endo Finance
6.000%, 02/01/2025 (A)		400	324
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (A)		200	217
HCA
5.000%, 03/15/2024		1,175	1,251
Mylan
3.950%, 06/15/2026		1,575	1,604
UnitedHealth Group
4.750%, 07/15/2045		200	231
Valeant Pharmaceuticals International
5.375%, 03/15/2020 (A)		2,950	2,946

			11,684

Industrials — 0.6%
AerCap Ireland Capital
4.625%, 07/01/2022		1,400	1,500
Aeropuertos Dominicanos Siglo XXI
6.750%, 03/30/2029 (A)		350	378
Great Lakes Dredge & Dock
8.000%, 05/15/2022		150	156
Hapag-Lloyd
5.125%, 07/15/2024 (A)	EUR	900	1,100
Multi-Color
4.875%, 11/01/2025 (A)		$350	354
Norican
4.500%, 05/15/2023	EUR	450	536
Princess Juliana International Airport Operating
5.500%, 12/20/2027 (A)(C)(D)		$862	864
StandardAero Aviation Holdings
10.000%, 07/15/2023 (A)		495	548

			5,436

Information Technology — 0.9%
Apple
4.650%, 02/23/2046		25	28
3.850%, 05/04/2043		400	403
Broadcom
3.875%, 01/15/2027 (A)		1,000	1,030
3.625%, 01/15/2024 (A)		900	925
CURO Financial Technologies
12.000%, 03/01/2022 (A)		1,100	1,182
Dell International
5.450%, 06/15/2023 (A)		1,250	1,368
EIG Investors
10.875%, 02/01/2024		100	110

SEI Institutional Managed Trust / Annual Report / September 30, 2017	273

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
Fidelity National Information Services
5.000%, 10/15/2025		$84	$94
First Data
5.000%, 01/15/2024 (A)		150	156
Hewlett Packard Enterprise
4.900%, 10/15/2025		600	635
Micron Technology
7.500%, 09/15/2023		1,475	1,639
Qorvo
6.750%, 12/01/2023		250	272
QUALCOMM
2.900%, 05/20/2024		600	602

			8,444

Materials — 1.1%
ARD Finance
6.625% cash/7.375% PIK, 09/15/2023	EUR	750	944
Ardagh Packaging Finance
4.750%, 07/15/2027	GBP	700	945
BHP Billiton Finance USA
6.750%, VAR USD Swap Semi 30/360 5
Year Curr+5.093%, 10/19/2075 (A)		$1,900	2,237
Big River Steel
7.250%, 09/01/2025 (A)		400	424
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		800	812
Glencore Funding
4.000%, 04/16/2025 (A)		300	305
4.000%, 03/27/2027 (A)		525	528
Metinvest BV
9.373% cash/9.372% PIK, 12/31/2021		214	216
Mirabela Nickel
1.000%, 07/31/2044 (C)		3	–
Severstal OAO Via Steel Capital
6.700%, 10/25/2017		200	201
Sherwin-Williams
3.450%, 06/01/2027		1,850	1,863
Sociedad Quimica y Minera de Chile
4.375%, 01/28/2025		220	227
Valvoline
4.375%, 08/15/2025 (A)		500	509
Yamana
4.950%, 07/15/2024		1,900	1,948

			11,159

Real Estate — 0.2%
American Tower
3.300%, 02/15/2021		350	359
DuPont Fabros Technology
5.625%, 06/15/2023		200	213
Hospitality Properties Trust
5.250%, 02/15/2026		500	536

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
iStar
4.625%, 09/15/2020		$530	$542
VEREIT Operating Partnership
4.875%, 06/01/2026		400	428

			2,078

Telecommunication Services — 1.9%
AT&T
4.250%, 03/01/2027		900	926
Comcel Trust via Comunicaciones Celulares
6.875%, 02/06/2024		200	213
Digicel
6.000%, 04/15/2021		400	390
Digicel Group
6.750%, 03/01/2023 (A)		320	314
GTH Finance BV
7.250%, 04/26/2023		220	250
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)		650	657
7.250%, 10/15/2020		3,070	2,955
5.500%, 08/01/2023		850	720
Intelsat Luxembourg
8.125%, 06/01/2023		50	31
Mauritius Investment
6.500%, 10/13/2026 (A)		320	344
Millicom International Cellular
5.125%, 01/15/2028 (A)		280	282
SoftBank Group
5.250%, 07/30/2027	EUR	850	1,134
Sprint
7.875%, 09/15/2023		$950	1,102
Sprint Communications
11.500%, 11/15/2021		650	826
7.000%, 03/01/2020 (A)		600	656
7.000%, 08/15/2020		500	547
Telecom Italia
5.303%, 05/30/2024 (A)		1,750	1,903
Telecom Italia Capital
6.000%, 09/30/2034		500	553
Telefonica Europe BV
5.875%, VAR EUR Swap Annual 10
Yr+4.301%, 03/31/2049	EUR	800	1,090
Verizon Communications
5.150%, 09/15/2023		$525	588
4.862%, 08/21/2046		275	279
Wind Acquisition Finance
7.375%, 04/23/2021 (A)		1,794	1,866
Windstream Services
7.750%, 10/15/2020		675	540
7.750%, 10/01/2021		650	481

			18,647

274	SEI Institutional Managed Trust / Annual Report / September 30, 2017

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
CORPORATE OBLIGATIONS (continued)
Utilities — 0.4%
Electricite de France MTN
4.125%, VAR EUR Swap Annual 8 Yr+2.441%, 01/29/2049	EUR	800	$1,015
Enel
8.750%, VAR USD Swap Semi 30/360 5 Year Curr+5.880%, 09/24/2073 (A)		$200	242
7.750%, VAR GBP Swap 5 Yr+5.662%, 09/10/2075	GBP	200	307
Ferrellgas
6.750%, 01/15/2022		$100	97
6.750%, 06/15/2023		1,100	1,062
6.500%, 05/01/2021		1,000	970
Greenko Investment
4.875%, 08/16/2023 (A)		410	406
Minejesa Capital BV
4.625%, 08/10/2030 (A)		310	316
			4,415
Total Corporate Obligations (Cost $180,339) ($ Thousands)			184,347

		Shares
COMMON STOCK — 11.9%
Consumer Discretionary — 1.4%
Advance Auto Parts		369	37
Amazon.com, Cl A *		2,127	2,045
Autozone *		141	84
Best Buy		1,324	75
BorgWarner		996	51
CarMax *		924	70
Carnival		2,089	135
CBS, Cl B		1,838	107
Cengage Learning Holdings II *		5,114	42
Charter Communications, Cl A *		1,081	393
Chipotle Mexican Grill, Cl A *		143	44
Coach		1,398	56
Comcast, Cl A		25,144	968
Darden Restaurants		621	49
Delphi Automotive		1,454	143
Discovery Communications, Cl A *		684	15
Discovery Communications, Cl C *		1,052	21
DISH Network, Cl A *		1,135	62
Dollar General		1,431	116
Dollar Tree *		1,302	113
DR Horton		1,697	68
Expedia		607	87
Foot Locker, Cl A		655	23
Ford Motor		21,118	253
Gap		1,157	34
Garmin		581	31
General Motors		6,854	277

		Market Value
Description	Shares	($ Thousands)
COMMON STOCK (continued)
Genuine Parts	736	$70
Goodyear Tire & Rubber	1,197	40
H&R Block	1,034	27
Hanesbrands	1,818	45
Harley-Davidson, Cl A	874	42
Hasbro	562	55
Hilton Worldwide Holdings	1,023	71
Home Depot	6,300	1,030
Interpublic Group	1,972	41
Kohl’s	880	40
L Brands	1,413	59
Leggett & Platt	640	31
Lennar, Cl A	1,014	54
LKQ *	1,539	55
Lowe’s	4,540	363
Macy’s	1,471	32
Marriott International, Cl A	1,698	187
Mattel	1,637	25
McDonald’s	4,336	679
MGM Mirage	2,864	93
Michael Kors Holdings *	778	37
Mohawk Industries *	315	78
NetFlix *	2,319	421
Newell Brands, Cl B	2,694	115
News, Cl A	1,950	26
News, Cl B	450	6
Nike, Cl B	7,063	366
Nordstrom	555	26
Omnicom Group	1,162	86
O’Reilly Automotive *	454	98
Priceline Group *	263	482
PulteGroup	1,417	39
PVH	389	49
Ralph Lauren, Cl A	275	24
Ross Stores	2,127	137
Royal Caribbean Cruises	946	112
Scripps Networks Interactive, Cl A	461	40
Signet Jewelers	341	23
Starbucks	7,753	416
Target, Cl A	2,967	175
Tiffany	535	49
Time Warner	4,176	428
TJX	3,435	253
Tractor Supply	639	41
TripAdvisor *	551	22
Twenty-First Century Fox, Cl A	5,732	151
Twenty-First Century Fox, Cl B	2,213	57
Ulta Beauty *	291	66
Under Armour, Cl A *	922	15
Under Armour, Cl C *	920	14
VF	1,795	114
Viacom, Cl B	1,758	49

SEI Institutional Managed Trust / Annual Report / September 30, 2017	275

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

		Market Value
Description	Shares	($ Thousands)
COMMON STOCK (continued)
Walt Disney	8,255	$814
Whirlpool	367	68
Wyndham Worldwide	521	55
Wynn Resorts	399	59
Yum! Brands	1,883	139
		13,588
Consumer Staples — 1.0%
Altria Group	10,272	651
Archer-Daniels-Midland	3,075	131
Brown-Forman, Cl B	1,106	60
Campbell Soup	957	45
Church & Dwight	1,244	60
Clorox	643	85
Coca-Cola	20,521	924
Colgate-Palmolive	4,738	345
Conagra Brands	2,316	78
Constellation Brands, Cl A	933	186
Costco Wholesale	2,357	387
Coty, Cl A	2,351	39
CVS Health	5,456	444
Dr Pepper Snapple Group	917	81
Estee Lauder, Cl A	1,224	132
General Mills	3,139	162
Hershey	699	76
Hormel Foods	1,346	43
JM Smucker	618	65
Kellogg	1,259	79
Kimberly-Clark	1,911	225
Kraft Heinz	3,223	250
Kroger	4,555	91
McCormick	669	69
Molson Coors Brewing, Cl B	922	75
Mondelez International, Cl A	8,114	330
Monster Beverage *	2,271	125
PepsiCo	7,639	851
Philip Morris International	8,303	922
Procter & Gamble	13,619	1,239
Sysco, Cl A	2,650	143
Tyson Foods, Cl A	1,503	106
Walgreens Boots Alliance	4,945	382
Wal-Mart Stores	7,839	613
		9,494
Energy — 0.9%
Anadarko Petroleum, Cl A	3,053	149
Andeavor	754	78
Apache	1,898	87
Approach Resources, Cl A *	88,320	222
Baker Hughes a GE	2,371	87
Breitburn Energy Partners *(C)(D)	62,847	10
Cabot Oil & Gas	2,323	62

		Market Value
Description	Shares	($ Thousands)
COMMON STOCK (continued)
Chesapeake Energy *	3,807	$16
Chevron	10,122	1,189
Cimarex Energy	475	54
Concho Resources *	818	108
ConocoPhillips	6,550	328
Devon Energy	2,624	96
EOG Resources	3,111	301
EQT	865	56
ExxonMobil	22,611	1,854
Halliburton	4,699	216
Helmerich & Payne	533	28
Hess	1,349	63
Kinder Morgan	10,399	199
Marathon Oil	4,248	58
Marathon Petroleum	2,589	145
National Oilwell Varco, Cl A	1,849	66
Newfield Exploration *	1,012	30
Noble Energy	2,715	77
Occidental Petroleum	4,125	265
Oneok	2,085	116
Phillips 66	2,326	213
Pioneer Natural Resources	929	137
Range Resources	939	18
SandRidge Energy *	59,467	1,195
Schlumberger, Cl A	7,450	520
TechnipFMC	2,302	64
Titan Energy *	13,743	62
Valero Energy	2,398	184
Whiting Petroleum *	10,885	59
Williams	4,515	136
		8,548
Financials — 1.7%
Affiliated Managers Group	283	54
Aflac	2,146	175
Allstate	1,962	180
American Express	3,947	357
American International Group	4,868	299
Ameriprise Financial	761	113
Aon	1,378	201
Arthur J. Gallagher	896	55
Assurant	273	26
Bank of America	52,399	1,328
Bank of New York Mellon	5,568	295
BB&T	4,379	206
Berkshire Hathaway, Cl B *	10,267	1,882
BlackRock	668	299
Brighthouse Financial *	557	34
Capital One Financial	2,618	222
CBOE Holdings	568	61
Charles Schwab	6,428	281
Chubb	2,503	357

276	SEI Institutional Managed Trust / Annual Report / September 30, 2017

		Market Value
Description	Shares	($ Thousands)
COMMON STOCK (continued)
Cincinnati Financial	748	$57
Citigroup	14,560	1,059
Citizens Financial Group	2,528	96
CME Group	1,836	249
Comerica	878	67
Discover Financial Services	1,898	122
E*Trade Financial *	1,371	60
Everest Re Group	204	47
Fifth Third Bancorp	3,745	105
Franklin Resources	1,709	76
Goldman Sachs Group	1,931	458
Hartford Financial Services Group	1,834	102
Huntington Bancshares	5,426	76
Intercontinental Exchange	3,185	219
Invesco	2,155	75
JPMorgan Chase	18,779	1,794
KeyCorp	5,471	103
Leucadia National	1,616	41
Lincoln National	1,119	82
Loews	1,463	70
M&T Bank	768	124
Marsh & McLennan	2,771	232
MetLife	5,728	298
Moody’s	910	127
Morgan Stanley	7,604	366
Nasdaq, Cl A	569	44
Navient	1,422	21
Northern Trust	1,077	99
People’s United Financial	1,719	31
PNC Financial Services Group	2,578	347
Principal Financial Group, Cl A	1,338	86
Progressive	3,171	154
Prudential Financial	2,307	245
Raymond James Financial	638	54
Regions Financial	6,000	91
S&P Global	1,391	217
State Street	2,028	194
SunTrust Banks	2,616	156
Synchrony Financial	3,844	119
T. Rowe Price Group	1,319	120
Torchmark, Cl A	543	43
Travelers	1,498	184
Unum Group	1,139	58
US Bancorp	8,528	457
Wells Fargo	23,858	1,316
Willis Towers Watson	738	114
XL Group	1,305	51
Zions Bancorporation	1,024	48
		16,779

Health Care — 1.7%
Abbott Laboratories	9,319	497

			Market Value
Description	Shares		($ Thousands)
COMMON STOCK (continued)
AbbVie	8,530	$	758
Aetna, Cl A	1,789		285
Agilent Technologies	1,764		113
Alexion Pharmaceuticals *	1,212		170
Align Technology *	377		70
Allergan	1,797		368
AmerisourceBergen, Cl A	828		69
Amgen, Cl A	3,905		728
Anthem	1,417		269
Baxter International	2,724		171
Becton Dickinson	1,230		241
Biogen *	1,137		356
Boston Scientific *	7,427		217
Bristol-Myers Squibb	8,789		560
C.R. Bard	398		128
Cardinal Health	1,736		116
Celgene, Cl A *	4,191		611
Centene *	860		83
Cerner *	1,727		123
Cigna	1,360		254
Cooper, Cl A	243		58
DaVita *	756		45
DENTSPLY SIRONA	1,127		67
Edwards Lifesciences, Cl A *	1,156		126
Eli Lilly	5,201		445
Envision Healthcare *	559		25
Express Scripts Holding *	3,131		198
Gilead Sciences	6,997		567
HCA Healthcare *	1,584		126
Henry Schein *	792		65
Hologic *	1,371		50
Humana	784		191
Idexx Laboratories *	440		68
Illumina *	795		158
Incyte *	941		110
Intuitive Surgical *	202		211
Johnson & Johnson	14,322		1,862
Laboratory Corp of America Holdings *	511		77
McKesson	1,142		175
Medtronic	7,259		565
Merck	14,621		936
Mettler Toledo International *	129		81
Mylan *	2,702		85
Patterson	384		15
PerkinElmer	524		36
Perrigo	715		61
Pfizer	31,882		1,138
Quest Diagnostics	721		68
Quintiles IMS Holdings *	843		80
Regeneron Pharmaceuticals *	417		186
ResMed	698		54
Stryker	1,738		247

SEI Institutional Managed Trust / Annual Report / September 30, 2017	277

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

		Market Value
Description	Shares	($ Thousands)
COMMON STOCK (continued)
Thermo Fisher Scientific	2,150	$407
UnitedHealth Group	5,168	1,012
Universal Health Services, Cl B	446	50
Varian Medical Systems *	459	46
Vertex Pharmaceuticals *	1,366	208
Waters *	399	72
Zimmer Biomet Holdings	1,107	130
Zoetis, Cl A	2,668	170
		16,458

Industrials — 1.2%
3M	3,195	671
Acuity Brands	241	41
Alaska Air Group	617	47
Allegion	522	45
American Airlines Group	2,184	104
Ametek	1,148	76
AO Smith	801	48
Arconic	2,180	54
Boeing	2,973	756
C.H. Robinson Worldwide	703	53
Caterpillar, Cl A	3,175	396
Cintas	431	62
CSX	4,929	267
Cummins	860	145
Danaher, Cl A	3,296	283
Deere	1,731	217
Delta Air Lines, Cl A	3,619	175
Dover	823	75
Eaton	2,413	185
Emerson Electric	3,463	218
Equifax	600	64
Expeditors International of Washington	899	54
Fastenal, Cl A	1,444	66
FedEx	1,330	300
Flowserve	668	28
Fluor	675	28
Fortive	1,673	118
Fortune Brands Home & Security	768	52
General Dynamics	1,500	308
General Electric	46,250	1,118
Honeywell International	4,085	579
IHS Markit *	1,830	81
Illinois Tool Works	1,673	248
Ingersoll-Rand	1,390	124
Jacobs Engineering Group	586	34
JB Hunt Transport Services	434	48
Johnson Controls International	5,051	204
Kansas City Southern	529	57
L3 Technologies	389	73
Lockheed Martin	1,346	418
Masco	1,597	62

		Market Value
Description	Shares	($ Thousands)
COMMON STOCK (continued)
Nielsen Holdings	1,676	$69
Norfolk Southern	1,561	206
Northrop Grumman	940	270
PACCAR	1,919	139
Parker-Hannifin, Cl A	728	127
Pentair	837	57
Quanta Services *	739	28
Raytheon	1,565	292
Republic Services	1,147	76
Robert Half International	667	34
Rockwell Automation	703	125
Rockwell Collins	892	117
Roper Technologies	558	136
Snap-on	289	43
Southwest Airlines, Cl A	2,995	168
Stanley Black & Decker	838	127
Stericycle, Cl A *	410	29
Textron	1,415	76
TransDigm Group	244	62
Union Pacific	4,293	498
United Continental Holdings *	1,406	86
United Parcel Service, Cl B	3,697	444
United Rentals *	422	59
United Technologies	3,987	463
Verisk Analytics, Cl A *	767	64
Waste Management	2,200	172
WW Grainger	268	48
Xylem	897	56
		12,053

Information Technology — 2.7%
Accenture, Cl A	3,316	448
Activision Blizzard	4,076	263
Adobe Systems *	2,652	396
Advanced Micro Devices *	3,857	49
Akamai Technologies *	863	42
Alliance Data Systems	278	62
Alphabet, Cl A *	1,591	1,549
Alphabet, Cl C *	1,611	1,545
Amphenol, Cl A	1,669	141
Analog Devices	1,999	172
Ansys *	425	52
Apple	27,534	4,243
Applied Materials	5,754	300
Autodesk, Cl A *	1,199	135
Automatic Data Processing	2,398	262
Broadcom	2,180	529
CA	1,564	52
Cadence Design Systems *	1,412	56
Cisco Systems	26,733	899
Citrix Systems *	754	58
Cognizant Technology Solutions, Cl A	3,193	232

278	SEI Institutional Managed Trust / Annual Report / September 30, 2017

		Market Value
Description	Shares	($ Thousands)
COMMON STOCK (continued)
Corning, Cl B	4,924	$147
CSRA	725	23
DXC Technology	1,556	134
eBay *	5,392	207
Electronic Arts *	1,674	198
F5 Networks, Cl A *	330	40
Facebook, Cl A *	12,646	2,161
Fidelity National Information Services, Cl B	1,807	169
Fiserv, Cl A *	1,148	148
Flir Systems	681	26
Gartner *	451	56
Global Payments	745	71
Harris	608	80
Hewlett Packard Enterprise	8,981	132
HP	9,068	181
Intel	25,120	957
International Business Machines	4,640	673
Intuit	1,320	188
Juniper Networks	1,907	53
KLA-Tencor	782	83
Lam Research	885	164
Mastercard, Cl A	4,998	706
Microchip Technology	1,278	115
Micron Technology *	6,032	237
Microsoft	41,071	3,059
Motorola Solutions	800	68
NetApp	1,352	59
Nvidia	3,216	575
Oracle, Cl B	16,155	781
Paychex	1,670	100
PayPal Holdings *	6,074	389
Qlik *(C)	3,600	—
Qlik, Cl A *(C)(D)	56	61
Qlik, Cl B *(C)(D)	13,812	8
Qorvo *	634	45
Qualcomm	7,935	411
Red Hat *	887	98
salesforce.com *	3,674	343
Seagate Technology	1,482	49
Skyworks Solutions	921	94
Symantec, Cl A	3,377	111
Synopsys *	750	60
TE Connectivity	1,924	160
Texas Instruments	5,312	476
Total System Services	827	54
VeriSign *	432	46
Visa, Cl A	9,777	1,029
Western Digital	1,610	139
Western Union	2,352	45
Xerox	1,042	35

		Market Value
Description	Shares	($ Thousands)
COMMON STOCK (continued)
Xilinx	1,238	$88
		26,817

Materials — 0.3%
Air Products & Chemicals	1,183	179
Albemarle	553	75
Avery Dennison	442	43
Ball	1,747	72
CF Industries Holdings	1,135	40
DowDuPont	12,476	864
Eastman Chemical	728	66
Ecolab	1,413	182
FMC	669	60
Freeport-McMoRan, Cl B *	7,413	104
International Flavors & Fragrances	394	56
International Paper	2,261	128
LyondellBasell Industries, Cl A	1,764	175
Martin Marietta Materials, Cl A	313	65
Monsanto	2,368	284
Mosaic	1,663	36
Newmont Mining	2,929	110
Nucor	1,592	89
Packaging Corp of America	463	53
PPG Industries	1,397	152
Praxair	1,548	216
Sealed Air	977	42
Sherwin-Williams, Cl A	448	160
Vulcan Materials	660	79
WestRock	1,253	71
		3,401

Real Estate — 0.3%
Alexandria Real Estate Equities ‡	455	54
American Tower, Cl A ‡	2,311	316
Apartment Investment & Management, Cl A ‡	754	33
AvalonBay Communities ‡	755	135
Boston Properties ‡	850	104
CBRE Group, Cl A *	1,501	57
Crown Castle International ‡	2,198	220
Digital Realty Trust, Cl A ‡	1,120	133
Duke Realty ‡	1,775	51
Equinix ‡	423	189
Equity Residential ‡	2,008	132
Essex Property Trust ‡	327	83
Extra Space Storage ‡	628	50
Federal Realty Investment Trust ‡	361	45
GGP ‡	3,500	73
HCP ‡	2,339	65
Host Hotels & Resorts ‡	3,913	72
Iron Mountain ‡	1,493	58
Kimco Realty ‡	2,124	42
Macerich ‡	575	32

SEI Institutional Managed Trust / Annual Report / September 30, 2017	279

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mid-America Apartment Communities ‡	567	$61
ProLogis ‡	2,886	183
Public Storage ‡	813	174
Realty Income ‡	1,363	78
Regency Centers ‡	713	44
SBA Communications, Cl A *‡	600	86
Simon Property Group ‡	1,677	270
SL Green Realty ‡	507	51
UDR ‡	1,335	51
Ventas ‡	1,948	127
Vornado Realty Trust ‡	860	66
Welltower ‡	2,013	141
Weyerhaeuser ‡	4,111	140
		3,416

Telecommunication Services — 0.3%
AT&T	32,790	1,284
CenturyLink	2,950	56
Level 3 Communications *	1,461	78
Verizon Communications	21,796	1,079
		2,497

Utilities — 0.4%
AES	3,142	35
Alliant Energy	1,137	47
Ameren	1,211	70
American Electric Power	2,668	187
American Water Works	939	76
Centerpoint Energy	2,117	62
CMS Energy	1,482	69
Consolidated Edison	1,692	137
Dominion Energy	3,466	267
DTE Energy	987	106
Duke Energy	3,768	316
Edison International	1,778	137
Entergy	878	67
Eversource Energy	1,743	105
Exelon	5,205	196
FirstEnergy	2,168	67
NextEra Energy	2,517	369
NiSource	1,591	41
NRG Energy	1,578	40
PG&E	2,781	189
Pinnacle West Capital	557	47
PPL	3,727	141
Public Service Enterprise Group	2,768	128
SCANA	713	35
Sempra Energy	1,367	156
Southern	5,393	265
WEC Energy Group	1,734	109

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xcel Energy	2,776	$131
		3,595
Total Common Stock (Cost $97,032) ($ Thousands)		116,646

	Face Amount (Thousands)

LOAN PARTICIPATIONS — 11.0%
AABS, Bridge Term Loan
4.875%, 01/15/2038	$499	504
ABB/Con-Cise Optical Group LLC, Initial Term Loan, 1st Lien
6.246%, 06/15/2023	1	—
ABG Intermediate Holdings 2 LLC, Term Loan, 1st Lien
0.000%, 09/26/2024 (C)(F)	450	451
Acosta (fka Acosta Holdco), Dollar Revolving Credit Loan, 1st Lien
6.500%, VAR LIBOR+3.250%, 09/26/2019 (C) (J)	133	112
4.487%, VAR LIBOR+3.250%, 09/26/2019 (C) (J)	489	411
Acosta, (fka Acosta Holdco), Multicurrency Revolving Credit Loan, 1st Lien
4.484%, VAR LIBOR+3.250%, 09/26/2019 (C) (J)	400	337
Acrisure LLC, Term B Loan, 1st Lien
6.272%, VAR LIBOR+5.000%, 11/22/2023	697	704
Advanced Integration Technology LP, Term B-1 Loan, 1st Lien
5.985%, VAR LIBOR+4.750%, 04/03/2023 (C)	423	421
Affordable Care Holding, Term B Loan, 2nd Lien
5.985%, VAR LIBOR+4.750%, 10/24/2022 (C)	983	985
AI Agua Merger (Culligan), Term Loan B-1, 1st Lien
4.489%, 12/13/2023	300	301
Air Newco LLC, Initial Term Loan, 2nd Lien
10.815%, VAR LIBOR+9.500%, 01/31/2023	750	693
Alphabet Holding, Term Loan, 1st Lien
4.833%, 09/26/2024	1,900	1,876
Alphabet Holding, Term Loan, 2nd Lien
9.083%, 09/15/2025	875	862
Altice Financing S.A., March 2017 Refinancing Term Loan, 1st Lien
4.054%, VAR LIBOR+2.750%, 07/15/2025	875	876

280	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)

American Renal Associates, Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 06/22/2024	$948	$941
American Tire Distributors, Initial Term Loan, 1st Lien
5.485%, VAR LIBOR+4.250%, 09/01/2021	312	314
Anaren, Initial Term Loan, 1st Lien
5.833%, VAR LIBOR+4.500%, 02/18/2021 (C)	463	465
Anaren, Term Loan, 2nd Lien
9.583%, VAR LIBOR+8.250%, 08/18/2021	500	495
Arctic Long Carriers, Term Loan, 1st Lien
5.739%, VAR LIBOR+4.500%, 05/18/2023	329	331
Ashland, Term B Loan, 1st Lien
3.319%, VAR LIBOR+2.000%, 05/17/2024	299	300
3.237%, VAR LIBOR+2.000%, 05/17/2024	150	150
ASP Chromaflo Intermediate Holdings, Initial Tranche B-1 Term Loan, 1st Lien
5.235%, VAR LIBOR+4.000%, 11/20/2023	173	173
ASP Chromaflo Intermediate Holdings, Initial Tranche B-2 Term Loan, 1st Lien
5.235%, VAR LIBOR+4.000%, 11/20/2023	224	225
Aspect Software, Initial Term Loan, 1st Lien
11.235%, VAR LIBOR+10.000%, 05/25/2020	505	496
Atlas, Term Loan, 1st Lien
4.875%, 12/15/2039	1,042	1,043
Avantor Performance Materials, Term Loan, 1st Lien
0.000%, 09/20/2024	200	201
Avolon Borrower 1 (US) LLC, Initial Term B-2 Loan, 1st Lien
3.986%, VAR LIBOR+2.750%, 03/21/2022	698	700
Axalta Coating Systems, Term B-2 Loan, 1st Lien
3.333%, VAR LIBOR+2.000%, 06/01/2024	673	676
BCP Raptor, Term Loan B, 1st Lien
5.522%, VAR LIBOR+4.250%, 06/24/2024	898	904
Belk, Closing Date Term Loan, 1st Lien
6.054%, VAR LIBOR+4.750%, 12/12/2022	124	103

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Big River Steel, Closing Date Term Loan, 1st Lien
6.333%, VAR LIBOR+5.000%, 08/23/2023 (C)	$100	$101
Bioplan USA (Tripolis US LLC), Initial Term Loan, 1st Lien
5.985%, VAR LIBOR+4.750%, 09/23/2021	461	457
BJ’s Wholesale Club, Initial Term Loan, 1st Lien
8.732%, VAR LIBOR+7.500%, 02/03/2025	875	834
BJ’s Wholesale Club, Tranche B Term Loan, 1st Lien
4.982%, VAR LIBOR+3.750%, 02/03/2024	2,668	2,554
BMC Foreign Holding, Cov-Lite, Term Loan B1, 1st Lien
5.235%, VAR LIBOR+4.000%, 09/10/2022	1,226	1,231
C.H.I. Overhead Doors, Initial Term Loan, 1st Lien
4.583%, VAR LIBOR+3.250%, 07/29/2022	269	268
Candy Intermediate Holdings, Initial Term Loan
5.735%, VAR LIBOR+4.500%, 06/15/2023	798	781
Carecore National, LLC, Term Loan, 1st Lien
5.235%, VAR LIBOR+4.000%, 03/05/2021 (C)	1,624	1,640
Cengage Learning, Cov-Lite, Term Loan B, 1st Lien
5.485%, VAR LIBOR+4.250%, 06/07/2023	3,072	2,826
Checkout Holding, Term Loan B, 1st Lien
4.735%, VAR LIBOR+3.500%, 04/09/2021	997	835
Chobani LLC (Chobani Idaho, LLC), Closing Date Term Loan, 1st Lien
5.485%, VAR LIBOR+4.250%, 10/10/2023	928	936
Clark Equipment, Tranche B Term Loan, 1st Lien
4.083%, VAR LIBOR+2.750%, 05/18/2024	323	325
Clear Channel Communications, Term Loan D, 1st Lien
8.083%, VAR LIBOR+6.750%, 01/30/2019 (C)	1,300	1,002
CompuCom Systems, Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 05/09/2020	900	783

SEI Institutional Managed Trust / Annual Report / September 30, 2017	281

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Consolidated Container LLC, Initial Term Loan, 1st Lien
4.735%, VAR LIBOR+3.500%, 05/22/2024		$1,000	$1,005
CPG International LLC (fka CPG International), New Term Loan, 1st Lien
5.083%, VAR LIBOR+3.750%, 05/05/2024		398	401
CPI Acquisition, Term Loan, 1st Lien
5.962%, VAR LIBOR+4.500%, 08/17/2022		249	176
Crosby US Acquisition Corp., Initial Term Loan, 1st Lien
4.315%, VAR LIBOR+3.000%, 11/23/2020		1,892	1,745
CTI Foods Holding LLC, Term Loan, 1st Lien
4.740%, VAR LIBOR+3.500%, 06/29/2020		663	597
CTI Foods, Initial Term Loan, 2nd Lien
8.490%, VAR LIBOR+7.250%, 06/28/2021		350	280
CVS Holdings I LP, Term Loan B-1, 1st Lien
7.485%, VAR LIBOR+6.250%, 08/16/2021 (C)		490	492
Cyan Blue Holdco 2 Limited, 2017 B-2 Term Loan, 1st Lien
4.585%, VAR LIBOR+3.500%, 08/23/2024		249	250
Cyan Blue Holdco 2 Limited, Initial Term Loan,
4.585%, 02/25/2022	GBP	650	876
DAE Aviation Holdings, Initial Term Loan, 1st Lien
4.985%, VAR LIBOR+3.750%, 07/07/2022		$1,259	1,268
Dimora Brands, Initial Term Loan, 1st Lien
5.237%, VAR LIBOR+4.000%, 08/24/2024 (C)		200	201
Diversitech Holdings, Term Loan, 1st Lien
4.840%, VAR LIBOR+3.500%, 06/03/2024		249	250
DJO Finance LLC, Initial Term Loan, 1st Lien
4.487%, VAR LIBOR+3.250%, 06/08/2020		221	221
4.485%, VAR LIBOR+3.250%, 06/08/2020		216	215
Doncasters US Finance LLC (Doncasters US LLC), Second-Lien Term Loans, 1st Lien
9.583%, VAR LIBOR+8.250%, 10/09/2020		84	79
Endurance International, Term Loan, 1st Lien
5.318%, VAR LIBOR+4.000%, 02/09/2023		1,412	1,425

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
EnergySolutions LLC (aka Envirocare of Utah, LLC), Term Advance, 1st Lien
6.090%, VAR LIBOR+4.750%, 05/29/2020	$1,891	$1,920
Engineered Machinery Holdings, Delayed Draw Term Loan
4.583%, VAR LIBOR+3.250%, 07/19/2024	30	30
Engineered Machinery Holdings, Term Loan, 1st Lien
4.556%, 07/19/2024	310	310
Epicor Software (fka Eagle Parent), Term B Loan, 1st Lien
4.990%, VAR LIBOR+3.750%, 06/01/2022	2,589	2,592
Exgen Texas Power LLC, Term Loan, 1st Lien
6.083%, VAR LIBOR+4.750%, 09/18/2021	298	158
Fitness International LLC, Term B Loan, 1st Lien
7.500%, VAR Prime Rate by Country+3.250%, 07/01/2020	584	586
Finco LLC, Term Loan, 1st Lien
2.750%, VAR LIBOR+2.750%, 06/10/2022	275	278
Foterra Finance, Cov-Lite, Term Loan, 1st Lien
4.239%, VAR LIBOR+3.000%, 10/25/2023	434	367
FTS International, Cov-Lite, Initial Term Loan, 1st Lien
5.985%, VAR LIBOR+4.750%, 04/16/2021	475	443
Gates Global LLC, Initial B-1 Dollar Term Loan, 1st Lien
4.583%, VAR LIBOR+3.250%, 04/01/2024	485	486
Getty Images, Initial Term Loan, 1st Lien
4.833%, VAR LIBOR+3.500%, 10/18/2019	3,462	2,987
Globallogic Holdings, Closing Date Term Loan, 1st Lien
5.833%, VAR LIBOR+4.500%, 06/20/2022 (C)	238	239
GOBP Holdings, Incremental Term Loan
4.833%, VAR LIBOR+3.500%, 10/21/2021	985	981
Hardware Holdings LLC, Cov-Lite, Term Loan, 1st Lien
7.833%, VAR LIBOR+6.500%, 03/30/2020 (C)	833	808

282	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)

Hayward Industries, Initial Loan, 1st Lien
9.489%, VAR LIBOR+8.250%, 07/18/2025 (C)		$250	$248
Hayward Industries, Initial Term Loan, 1st Lien
4.735%, VAR LIBOR+3.500%, 08/05/2024		350	352
Hi-Crush Partners LP, Advance, 1st Lien
5.083%, VAR LIBOR+3.750%, 04/28/2021		591	578
Hoffmaster Group, Initial Term Loan, 1st Lien
5.833%, VAR LIBOR+4.500%, 11/21/2023		248	250
Hummel Station LLC, Construction Term B Advance, 1st Lien
7.235%, VAR LIBOR+6.000%, 10/27/2022 (C)		45	41
Hummel Station LLC, Delayed Draw Term Loan B, 1st Lien
7.235%, VAR LIBOR+6.000%, 10/27/2022 (C)		210	192
IHC Holding, Incremental Term Loan, 1st Lien
8.071%, 04/30/2021 (C)(D)		231	229
IHC Holding, Term Loan, 1st Lien
8.083%, 04/30/2021 (C)(D)		1,190	1,179
IHeartCommunications (fka Clear Channel Communications), Term Loan, 1st Lien
6.090%, VAR LIBOR+4.750%, 06/21/2022 (C)		199	199
iHeartCommunications (fka Clear Channel Communications), Tranche E Term Loan, 1st Lien
8.833%, VAR LIBOR+7.500%, 07/30/2019		100	77
Immucor, Term B-3 Loan, 1st Lien
6.235%, VAR LIBOR+5.000%, 06/15/2021		449	455
Infor U.S., Term Loan B-1, 1st Lien
3.750%, VAR Euribor+2.750%, 02/01/2022	EUR	995	1,181
Insight Fourth Hospitality, Term Loan, 1st Lien
7.250%, 07/15/2021 (C)(D)	GBP	1,000	1,328
Intrawest ULC, Term Loan, 1st Lien
4.485%, VAR LIBOR+3.250%, 07/31/2024		$685	688
Invenergy Thermal Operating I LLC, Term Loan, 1st Lien
6.833%, VAR LIBOR+5.500%, 10/19/2022 (C)		1,377	1,308

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)

Ivanti Software (fka LANDesk Group), Term Loan, 1st Lien
5.490%, VAR LIBOR+4.250%, 01/20/2024	$592	$577
J. Crew Group, Initial Term Loan, 1st Lien
4.455%, VAR LIBOR+3.220%, 03/05/2021	1,179	711
4.454%, VAR LIBOR+3.220%, 03/05/2021	466	281
Jazz Acquisition, Revolving Loan, 1st Lien
4.739%, VAR LIBOR+3.500%, 06/19/2019 (C)	48	46
Kronos, Incremental Term Loan, 1st Lien
4.812%, VAR LIBOR+3.500%, 11/01/2023	397	399
Learning Care Group (US) No. 2, Term Loan, 1st Lien
5.299%, VAR LIBOR+4.000%, 05/05/2021 (C)	352	354
5.276%, VAR LIBOR+4.000%, 05/05/2021 (C)	1,055	1,063
5.272%, VAR LIBOR+4.000%, 05/05/2021 (C)	29	29
Liberty Cablevision of Puerto Rico LLC (fka San Juan Cable, LLC), Term B Loan, 1st Lien
4.804%, VAR LIBOR+3.500%, 01/07/2022	425	395
Lineage Logistics LLC, Term Loan, 1st Lien
4.735%, VAR LIBOR+3.500%, 04/07/2021	2,104	2,106
Lytx, Term Loan, 1st Lien
7.989%, 08/31/2023 (C)(D)	521	508
Market Track, Cov-Lite, 1st Lien
5.583%, VAR LIBOR+4.250%, 06/05/2024 (C)	299	298
Mavis Tire Supply LLC, Term Loan
6.485%, 11/02/2020 (C)(D)	1,466	1,454
McGraw-Hill Global Education Holdings, LLC, Term B Loan, 1st Lien
5.235%, VAR LIBOR+4.000%, 05/04/2022	1,043	1,023
Men’s Wearhouse, 1st Lien Term Loan
4.813%, VAR LIBOR+3.500%, 06/18/2021	155	150
Men’s Wearhouse, Tranche B Term Loan, 1st Lien
4.750%, VAR LIBOR+3.500%, 06/18/2021	338	329
MH Sub (Internet Brands), Term Loan, 1st Lien
4.820%, 09/13/2024	300	298

SEI Institutional Managed Trust / Annual Report / September 30, 2017	283

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Misys Ltd., Cov-Lite, Term Loan B, 1st Lien
4.817%, VAR LIBOR+3.500%, 06/13/2024	$2,263	$2,273
Misys Ltd., Term Loan, 1st Lien
4.817%, VAR LIBOR+3.500%, 06/13/2024	587	589
MRP Generation Holdings LLC, Term Loan, 1st Lien
8.333%, VAR LIBOR+7.000%, 09/29/2022 (C)	495	463
Murray Energy, Term Loan B2, 1st Lien
8.583%, VAR LIBOR+7.250%, 04/16/2020	1,269	1,161
Nana Development, Initial Term Loan, 1st Lien
8.080%, VAR LIBOR+6.750%, 03/15/2018	11	11
Navistar, Tranche B Term Loan, 1st Lien
5.240%, VAR LIBOR+4.000%, 08/07/2020	983	987
Neiman Marcus Group, Other Term Loan, 1st Lien
4.481%, VAR LIBOR+3.250%, 10/25/2020	2,456	1,824
NEP/NCP Holdco, Amendment No. 4 Incremental Term Loan, 2nd Lien
4.485%, VAR LIBOR+3.250%, 07/21/2022	2,431	2,424
NEP/NCP Holdco, New Term Loan, 2nd Lien
8.231%, VAR LIBOR+7.000%, 01/23/2023	412	414
NES Global Talent Finance U.S. LLC, Term Loan, 1st Lien
6.811%, VAR LIBOR+5.500%, 10/03/2019 (C)	889	800
Numericable U.S. LLC, Term Loan, 1st Lien
4.561%, VAR LIBOR+3.250%, 01/14/2025	798	800
NVA Holdings, Cov-Lite, 1st Lien
4.833%, VAR LIBOR+3.500%, 08/14/2021	135	136
Oberthur Technologies Holding (fka OT Frenchco 1 SAS), Facility B1 (USD), 1st Lien
5.083%, VAR LIBOR+3.750%, 01/10/2024	288	279
Opal Acquisition, Cov-Lite, Term Loan, 1st Lien
5.299%, 11/27/2020	343	322
Opal Acquisition, Term Loan B, 1st Lien
5.333%, VAR LIBOR+4.000%, 11/27/2020	506	475

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Optiv, Initial Term Loan, 1st Lien
4.563%, VAR LIBOR+3.250%, 02/01/2024	$645	$605
Palermo Finance, Term Loan, 1st Lien
5.800%, 04/17/2023 (C)(D)	549	544
Panda Temple Power II LLC, Construction Term Loan Advance, 1st Lien
7.333%, VAR LIBOR+6.000%, 04/03/2019 (C)	292	266
Peak, Term Loan B, 1st Lien
4.811%, 08/01/2024	300	300
Pelican Products, Term Loan, 1st Lien
5.583%, VAR LIBOR+4.250%, 04/10/2020	248	249
PetSmart, Cov-Lite, Term Loan B, 1st Lien
4.240%, VAR LIBOR+3.000%, 03/11/2022	1,696	1,430
Planview, Term Loan, 1st Lien
6.485%, 01/27/2023 (C)(D)	697	687
Pregis Holding, Term Loan, 1st Lien
4.833%, VAR LIBOR+3.500%, 05/20/2021	299	298
Project Ruby Ultimate Parent, Closing Date Term Loan, 1st Lien
4.985%, VAR LIBOR+3.750%, 02/09/2024	497	500
Prowler Acquisition, Term Loan, 1st Lien
5.833%, VAR LIBOR+4.500%, 01/28/2020 (C)	264	231
Reddy Ice, Term Loan B, 1st Lien
6.875%, VAR LIBOR+5.500%, 04/01/2019	333	327
Reddy Ice, Term Loan B, 2nd Lien
10.810%, VAR LIBOR+9.500%, 11/01/2019	225	211
Rise, Term Loan A
4.750%, 02/12/2039	2,036	2,056
Sears Roebuck Acceptance, Term Loan, 1st Lien
5.735%, VAR LIBOR+4.500%, 06/30/2018	754	744
Severin Aquisition, Term Loan, 1st Lien
5.990%, 07/30/2021 (C)	995	988
Shearer’s Foods LLC, 2015 Incremental Term Loan, 1st Lien
5.583%, VAR LIBOR+4.250%, 06/30/2021	149	149
Shearer’s Foods LLC, Term Loan, 2nd Lien
8.083%, VAR LIBOR+6.750%, 06/30/2022 (C)	825	779
5.270%, VAR LIBOR+3.938%, 06/30/2021	741	740

284	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)

Spring Industries, Term Loan, 1st Lien
7.737%, 06/01/2021 (C)(D)		$593	$593
Sprint Communications, Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+2.500%, 02/02/2024		1,493	1,493
Staples, Cov-Lite, Term Loan B, 1st Lien
5.310%, VAR LIBOR+4.000%, 09/12/2024		1,075	1,070
Surgery Center Holdings, Term Loan, 1st Lien
4.490%, VAR LIBOR+3.250%, 09/02/2024		370	367
Techem, Term Loan B, 1st Lien
0.000%, 07/26/2024 (F)	EUR	650	772
Thermasys, Term Loan, 1st Lien
5.305%, VAR LIBOR+4.000%, 05/03/2019		$335	308
TIBCO Software, Term Loan B-1, 1st Lien
4.740%, VAR LIBOR+3.500%, 12/04/2020		1,950	1,955
Truck Hero, Initial Term Loan, 1st Lien
5.326%, VAR LIBOR+4.000%, 04/22/2024		399	398
Univision Communications, Cov-Lite, Term Loan, 1st Lien
3.985%, VAR LIBOR+2.750%, 03/15/2024		1,745	1,729
US Renal Care, Initial Term Loan, 1st Lien
5.583%, VAR LIBOR+4.250%, 12/30/2022		1,631	1,577
USIC Holdings, Term Loan, 1st Lien
5.004%, VAR LIBOR+3.500%, 12/08/2023		517	520
Vantiv LLC, Term Loan A-4, 1st Lien
0.000%, 09/20/2022 (F)		400	400
Vencore (fka SI Organization), Initial Term Loan, 1st Lien
6.083%, VAR LIBOR+4.750%, 11/23/2019		795	802
Viewpoint, Term Loan, 1st Lien
5.703%, 07/19/2024 (C)		200	200
Viva Alamo LLC, Initial Term Loan, 1st Lien
5.567%, VAR LIBOR+4.250%, 02/22/2021		594	564
Wrangler Buyer, Term Loan B, 1st Lien
4.234%, 09/20/2024		175	176
Total Loan Participations (Cost $109,783) ($ Thousands)			107,601

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT — 9.2%

Abu Dhabi Government International Bond
3.125%, 05/03/2026		$850	$866
2.125%, 05/03/2021		200	200
Angolan Government International Bond
9.500%, 11/12/2025		400	429
Argentina Bonar Bonds
24.605%, VAR 30-35d Argentina BADLAR Private Banks+3.250%, 03/01/2020	ARS	3,600	217
24.105%, VAR 30-35d Argentina BADLAR Private Banks+2.750%, 03/01/2018		150	9
23.662%, VAR 30-35d Argentina BADLAR Private Banks+3.000%, 10/09/2017		3,410	206
Argentina POM Politica Monetaria
26.250%, VAR Argentina Central Bank 7D Repo Ref Rate+0.000%, 06/21/2020		500	31
Argentine Bonos del Tesoro
16.000%, 10/17/2023		130	8
15.500%, 10/17/2026		10	–
Argentine Republic Government International Bond
8.280%, 12/31/2033		$112	127
7.820%, 12/31/2033	EUR	230	300
7.820%, 12/31/2033		220	291
7.500%, 04/22/2026		$1,460	1,641
7.125%, 07/06/2036		880	924
7.125%, 06/28/2117 (A)		840	838
6.875%, 04/22/2021		260	283
6.875%, 01/26/2027		1,060	1,145
3.380%, 03/31/2019 (G)	EUR	70	56
2.500%, 03/31/2019 (G)		$1,120	790
Bahrain Government International Bond
7.000%, 10/12/2028 (A)		230	234
6.750%, 09/20/2029 (A)		380	377
Bermuda Government International Bond
3.717%, 01/25/2027 (A)		240	243
Bulgaria Government International Bond
3.125%, 03/26/2035	EUR	170	215
3.000%, 03/21/2028		360	480
2.950%, 09/03/2024		830	1,116
Chile Government International Bond
3.860%, 06/21/2047		$380	387
3.125%, 01/21/2026		1,220	1,253
Colombia Government International Bond
5.000%, 06/15/2045		1,900	1,955
4.500%, 01/28/2026		200	213
4.000%, 02/26/2024		200	208
3.875%, 04/25/2027		200	203
2.625%, 03/15/2023		660	648

SEI Institutional Managed Trust / Annual Report / September 30, 2017	285

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
SOVEREIGN DEBT (continued)
Costa Rica Government International Bond
7.158%, 03/12/2045		$880	$950
7.000%, 04/04/2044		400	425
5.625%, 04/30/2043		400	366
Croatia Government International Bond
3.000%, 03/20/2027	EUR	100	124
Dominican Republic International Bond
6.875%, 01/29/2026		$960	1,095
6.850%, 01/27/2045		660	738
6.850%, 01/27/2045 (A)		1,305	1,460
6.600%, 01/28/2024		300	337
5.875%, 04/18/2024		3,090	3,353
5.500%, 01/27/2025		220	233
Eastern and Southern African Trade and Development Bank MTN
5.375%, 03/14/2022		210	216
Ecuador Government International Bond
10.750%, 03/28/2022		200	224
9.650%, 12/13/2026 (A)		900	949
9.625%, 06/02/2027 (A)		1,150	1,208
7.950%, 06/20/2024		1,290	1,275
Egypt Government International Bond MTN
8.500%, 01/31/2047		420	468
7.500%, 01/31/2027		280	305
6.125%, 01/31/2022		260	269
El Salvador Government International Bond
8.625%, 02/28/2029 (A)		240	270
7.750%, 01/24/2023		10	11
7.650%, 06/15/2035		630	647
6.375%, 01/18/2027		466	461
5.875%, 01/30/2025		80	78
Gabon Government International Bond
6.375%, 12/12/2024		220	214
Ghana Government International Bond
10.750%, 10/14/2030		210	273
8.125%, 01/18/2026		200	212
Guatemala Government Bond
5.750%, 06/06/2022		700	760
4.875%, 02/13/2028		210	215
4.500%, 05/03/2026 (A)		970	977
4.375%, 06/05/2027		200	198
4.375%, 06/05/2027 (A)		790	782
Hazine Mustesarligi Varlik Kiralama
5.004%, 04/06/2023 (A)		1,930	1,984
Honduras Government International Bond
7.500%, 03/15/2024		660	751
Hungary Government International Bond
6.375%, 03/29/2021		540	609
6.250%, 01/29/2020		2,310	2,518
5.375%, 02/21/2023		130	146
4.125%, 02/19/2018		70	71
4.000%, 03/25/2019		30	31

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
SOVEREIGN DEBT (continued)
Indonesia Government International Bond MTN
5.875%, 01/15/2024		$1,130	$1,295
4.750%, 01/08/2026		2,270	2,475
4.625%, 04/15/2043		230	238
4.350%, 01/08/2027 (A)		320	339
4.125%, 01/15/2025		300	315
3.850%, 07/18/2027 (A)		1,170	1,202
3.750%, 06/14/2028 (A)	EUR	200	265
3.700%, 01/08/2022 (A)		$450	467
3.375%, 04/15/2023		310	315
3.375%, 07/30/2025	EUR	1,390	1,813
2.625%, 06/14/2023 (A)		300	377
2.150%, 07/18/2024 (A)		340	414
Ivory Coast Government International Bond
6.375%, 03/03/2028		$210	217
5.750%, 12/31/2032		232	227
5.125%, 06/15/2025 (A)	EUR	210	257
Kenya Government International Bond
6.875%, 06/24/2024 (A)		$1,335	1,363
6.875%, 06/24/2024		1,510	1,541
Kuwait International Government Bond
3.500%, 03/20/2027		200	206
Macedonia Government International Bond
5.625%, 07/26/2023 (A)	EUR	350	464
5.625%, 07/26/2023		350	464
Mexican Bonos
8.500%, 11/18/2038	MXN	980	61
8.000%, 12/07/2023		1,396	82
8.000%, 11/07/2047		48	3
7.750%, 11/23/2034		1,954	114
6.500%, 06/10/2021		7,950	435
6.500%, 06/09/2022		1,368	75
Mexico Government International Bond
4.000%, 10/02/2023		$520	550
3.625%, 03/15/2022		70	73
Mongolia Government International Bond MTN
8.750%, 03/09/2024		200	224
5.125%, 12/05/2022		230	224
Nigeria Government International Bond
7.875%, 02/16/2032		810	885
6.750%, 01/28/2021		207	220
6.375%, 07/12/2023		200	210
5.625%, 06/27/2022		190	193
Pakistan Government International Bond
8.250%, 04/15/2024		210	239
8.250%, 09/30/2025		370	425
Paraguay Government International Bond
6.100%, 08/11/2044		350	393
5.000%, 04/15/2026 (A)		440	470
4.700%, 03/27/2027 (A)		570	594

286	SEI Institutional Managed Trust / Annual Report / September 30, 2017

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
SOVEREIGN DEBT (continued)
4.625%, 01/25/2023		$550	$579
Perusahaan Penerbit SBSN Indonesia III
4.550%, 03/29/2026		200	213
4.550%, 03/29/2026 (A)		330	351
4.150%, 03/29/2027 (A)		1,090	1,125
3.400%, 03/29/2022 (A)		200	204
Philippine Government International Bond
5.500%, 03/30/2026		200	239
Province of Santa Fe
7.000%, 03/23/2023		150	160
7.000%, 03/23/2023 (A)		150	159
Provincia de Buenos Aires
25.330%, VAR 30-35d Argentina BADLAR Private Banks+3.830%, 05/31/2022	ARS	2,070	123
Provincia de la Rioja
9.750%, 02/24/2025 (A)		$270	286
Republic of Azerbaijan International Bond
3.500%, 09/01/2032 (A)		160	139
Republic of South Africa Government Bond
8.750%, 01/31/2044	ZAR	640	43
8.500%, 01/31/2037		4,140	276
7.000%, 02/28/2031		6,370	393
6.500%, 02/28/2041		660	34
Republic of Suriname
9.250%, 10/26/2026 (A)		$340	367
9.250%, 10/26/2026		400	432
Republic of Tajikistan International Bond
7.125%, 09/14/2027 (A)		200	196
Romanian Government International Bond
MTN
6.750%, 02/07/2022		610	705
4.375%, 08/22/2023		100	107
3.875%, 10/29/2035	EUR	570	714
Russian Foreign Bond - Eurobond
5.250%, 06/23/2047 (A)		$200	204
4.875%, 09/16/2023 (A)		400	436
4.750%, 05/27/2026 (A)		200	212
4.750%, 05/27/2026		1,600	1,696
4.500%, 04/04/2022 (A)		200	214
4.250%, 06/23/2027 (A)		800	813
Senegal Government International Bond
6.250%, 05/23/2033 (A)		1,700	1,748
South Africa Government International Bond
8.875%, 02/28/2035	ZAR	3,910	274
5.875%, 05/30/2022		$100	110
5.875%, 09/16/2025		760	821
5.650%, 09/27/2047		1,720	1,709
4.875%, 04/14/2026		290	292
4.850%, 09/27/2027		880	872
4.300%, 10/12/2028		400	377

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)
SOVEREIGN DEBT (continued)
Sri Lanka Government International Bond
6.850%, 11/03/2025		$790	$867
6.825%, 07/18/2026 (A)		250	275
6.200%, 05/11/2027 (A)		380	399
6.125%, 06/03/2025		200	211
5.875%, 07/25/2022		470	501
5.750%, 01/18/2022 (A)		200	211
Turkey Government International Bond
7.375%, 02/05/2025		360	418
7.000%, 06/05/2020		220	240
6.875%, 03/17/2036		130	147
6.625%, 02/17/2045		270	298
6.250%, 09/26/2022		1,271	1,394
6.000%, 03/25/2027		346	371
6.000%, 01/14/2041		410	421
5.750%, 03/22/2024		1,106	1,175
5.750%, 05/11/2047		1,080	1,062
4.875%, 10/09/2026		210	209
4.875%, 04/16/2043		200	177
3.250%, 06/14/2025	EUR	740	875
Ukraine Government International Bond
7.750%, 09/01/2023		$230	241
7.750%, 09/01/2024		1,050	1,096
7.750%, 09/01/2025		270	279
7.750%, 09/01/2027		540	554
7.375%, 09/25/2032 (A)		200	195
Zambia Government International Bond
8.970%, 07/30/2027		1,040	1,129
5.375%, 09/20/2022		280	267

Total Sovereign Debt (Cost $85,841) ($ Thousands)			90,455

MORTGAGE-BACKED SECURITIES — 9.2%
Agency Mortgage-Backed Obligations — 0.6%
FNMA CMO, Ser 2012-115, Cl DS, IO
4.863%, VAR LIBOR USD 1
Month+6.100%,10/25/2042		981	186
FNMA CMO, Ser 2013-130, Cl SN, IO
5.413%, VAR LIBOR USD 1 Month+6.650%,10/25/2042		3,624	671
FNMA CMO, Ser 2015-30, Cl SJ, IO
4.363%, VAR LIBOR USD 1 Month+5.600%,05/25/2045		1,240	197
FNMA CMO, Ser 2016-69, Cl BS, IO
4.863%, VAR LIBOR USD 1 Month+6.100%,10/25/2046		1,864	279
FNMA CMO, Ser 2016-70, Cl DS, IO
4.863%, VAR LIBOR USD 1 Month+6.100%,10/25/2046		3,382	529

SEI Institutional Managed Trust / Annual Report / September 30, 2017	287

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2010-9, Cl XD, IO
5.366%, VAR LIBOR USD 1 Month+6.600%,01/16/2040	$4,116	$720
GNMA CMO, Ser 2011-51, Cl DS, IO
5.414%, VAR LIBOR USD 1 Month+6.650%,04/20/2041	631	99
GNMA CMO, Ser 2013-124, Cl CS, IO
4.814%, VAR LIBOR USD 1 Month+6.050%,08/20/2043	423	64
GNMA CMO, Ser 2014-117, Cl SJ, IO
4.364%, VAR LIBOR USD 1 Month+5.600%,08/20/2044	1,212	177
GNMA CMO, Ser 2014-158, Cl SA, IO
4.366%, VAR LIBOR USD 1 Month+5.600%,10/16/2044	560	87
GNMA CMO, Ser 2015-110, Cl MS, IO
4.474%, VAR LIBOR USD 1 Month+5.710%,08/20/2045	720	104
GNMA CMO, Ser 2015-111, Cl IM, IO
4.000%,08/20/2045	5,301	916
GNMA CMO, Ser 2015-168, Cl IP, IO
4.000%,11/20/2045	2,626	360
GNMA CMO, Ser 2015-57, Cl AS, IO
4.364%, VAR LIBOR USD 1 Month+5.600%,04/20/2045	4,936	710
GNMA CMO, Ser 2016-109, Cl IH, IO
4.000%,10/20/2045	3,460	544
GNMA CMO, Ser 2016-27, Cl 1A, IO
4.000%,06/20/2045	1,969	277

		5,920
Non-Agency Mortgage-Backed Obligations — 8.3%
Alliance Bancorp Trust, Ser 2007-OA1, Cl A1
1.474%, VAR ICE LIBOR USD 1 Month+0.240%,07/25/2037	1,025	913
American Home Mortgage Assets Trust,
Ser 2007-1, Cl A1
1.589%, VAR 12 Month Treas
Avg+0.700%,02/25/2047	4,415	2,944
American Home Mortgage Investment Trust,
Ser 2006-1, Cl 12A1
1.634%, VAR ICE LIBOR USD 1 Month+0.400%,03/25/2046	1,410	1,319
BCAP Trust, Ser 2006-AA2, Cl A1
1.407%, VAR ICE LIBOR USD 1 Month+0.170%,01/25/2037	764	694
BCAP Trust, Ser 2007-AA2, Cl 2A7	939	817
6.000%,04/25/2037
Capmark Military Housing Trust, Ser 2007- AET2, Cl A
6.063%,10/10/2052 (A)	968	1,026

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A3
6.000%,07/25/2037	$1,468	$1,325
CIM Trust, Ser 2017-2, Cl A1
3.237%, VAR ICE LIBOR USD 1 Month+2.000%,12/25/2057 (A)	3,870	3,906
Citigroup Commercial Mortgage Trust, Ser SMPL, Cl E
4.509%,09/10/2031 (A)	2,000	2,042
Cosmopolitan Hotel Trust, Ser 2016-CSMO, Cl E
5.884%, VAR LIBOR USD 1 Month+4.650%,11/15/2033 (A)	4,200	4,231
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M3
5.387%, VAR ICE LIBOR USD 1 Month+4.150%,01/25/2025	450	484
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M3
6.037%, VAR ICE LIBOR USD 1 Month+4.800%,05/25/2028	610	698
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M3
6.237%, VAR ICE LIBOR USD 1 Month+5.000%,12/25/2028	250	285
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA4, Cl M3
5.037%, VAR ICE LIBOR USD 1 Month+3.800%,03/25/2029	300	324
FirstKey Master Funding, Ser 2017-R1, Cl M4
1.452%, VAR ICE LIBOR USD 1 Month+0.220%,11/03/2041 (A)(C)(D)	1,750	1,575
FirstKey Master Funding, Ser 2017-R1, Cl A6
1.452%, VAR ICE LIBOR USD 1 Month+0.220%,11/03/2041 (A)(C)(D)	2,100	2,047
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
5.487%, VAR ICE LIBOR USD 1 Month+4.250%,01/25/2029	180	197
GAHR Commercial Mortgage Trust, Ser 2015-NRF, Cl GFX
3.495%,12/15/2034 (A)(B)	1,377	1,354
GE Business Loan Trust, Ser 2007-1, Cl C
1.684%, VAR LIBOR USD 1 Month+0.450%,04/16/2035 (A)	926	850
GreenPoint Mortgage Funding Trust, Ser 2006-AR1, Cl A1A
1.527%, VAR ICE LIBOR USD 1 Month+0.290%,02/25/2036	1,468	1,402
GreenPoint MTA Trust, Ser 2005-AR1, Cl A2
1.677%, VAR ICE LIBOR USD 1 Month+0.440%,06/25/2045	596	558

288	SEI Institutional Managed Trust / Annual Report / September 30, 2017

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2014-GSFL,Cl D
5.134%, VAR LIBOR USD 1 Month+3.900%,07/15/2031 (A)	$984	$986
GS Mortgage Securities Trust, Ser 2017-STAY, Cl E
3.384%,07/15/2032	1,000	993
Lehman XS Trust, Ser 2006-10N, Cl 1A3A
1.447%, VAR ICE LIBOR USD 1 Month+0.210%,07/25/2046	988	937
Lehman XS Trust, Ser 2006-16N, Cl A4A
1.424%, VAR ICE LIBOR USD 1 Month+0.190%,11/25/2046	2,804	2,546
LSTAR Securities Investment Trust, Ser 2016-4, Cl A1
3.237%, VAR LIBOR USD 1 Month+2.000%,10/01/2021 (A)	1,979	1,979
LSTAR Securities Investment Trust, Ser 2016-5, Cl A1
3.235%, VAR ICE LIBOR USD 1 Month+2.000%,11/01/2021 (A)	991	991
LSTAR Securities Investment Trust, Ser 2016-7, Cl A1
3.237%, VAR ICE LIBOR USD 1 Month+2.000%,12/01/2018 (A)	4,385	4,385
LSTAR Securities Investment Trust, Ser 2017-3, Cl A1
3.235%, VAR ICE LIBOR USD 1 Month+2.000%,04/01/2022 (A)	2,941	2,941
LSTAR Securities Investment Trust, Ser 2017-6, Cl A
2.986%, VAR ICE LIBOR USD 1 Month+1.750%,09/01/2022 (A)	4,600	4,596
LSTAR Securities Investment Trust, Ser 2020-1
3.732%,04/01/2020 (C)(D)	4,261	4,224
Luminent Mortgage Trust, Ser 2006-2, Cl A1A
1.434%, VAR ICE LIBOR USD 1 Month+0.200%,02/25/2046	3,833	3,110
Morgan Stanley Re-REMIC Trust, Ser 2010-R5, Cl 4B
2.508%,06/26/2036 (A)	661	559
Mortgage Repurchase Agreement Financing Trust, Ser 2017-1, Cl A2
2.185%, VAR ICE LIBOR USD 1 Month+0.950%,04/10/2019 (A)	950	950
Mortgage Repurchase Agreement Financing Trust, Ser 2017-1, Cl A1
2.085%, VAR ICE LIBOR USD 1 Month+0.850%,07/10/2019 (A)	2,000	2,001

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Mortgage Repurchase Agreement Financing Trust, Ser 2017-2, Cl A1
1.779%, VAR ICE LIBOR USD 1 Month+0.550%,08/12/2019 (A)	$1,850	$1,850
Nelnet Student Loan Trust, Ser 2006-1, Cl A6	1,250	1,217
1.764%,08/23/2036
Nomura Resecuritization Trust, Ser 2012-1R, Cl A
1.676%, VAR LIBOR USD 1 Month+0.440%,08/27/2047 (A)	425	425
Nomura Resecuritization Trust, Ser 2015-4R, Cl 5A1
1.867%, VAR ICE LIBOR USD 1 Month+0.430%,03/26/2036 (A)	866	831
PFP III, Ser 2017-3, Cl C
3.734%, VAR LIBOR USD 1 Month+2.500%,01/14/2035 (A)	1,000	1,004
RALI Series Trust, Ser 2006-QO2, Cl A2
1.507%, VAR ICE LIBOR USD 1 Month+0.270%,02/25/2046	1,779	817
RALI Series Trust, Ser 2006-QO3, Cl A1
1.447%, VAR ICE LIBOR USD 1 Month+0.210%,04/25/2046	1,950	1,102
RALI Series Trust, Ser 2006-QO8, Cl 1A3A
1.437%, VAR ICE LIBOR USD 1 Month+0.200%,10/25/2046	1,302	1,199
RALI Series Trust, Ser 2007-QO2, Cl A1
1.387%, VAR ICE LIBOR USD 1 Month+0.150%,02/25/2047	1,383	906
Resource Capital, Ser 2015-CRE3, Cl D
5.228%, VAR LIBOR USD 1 Month+4.000%,03/15/2032 (A)	1,000	1,001
Resource Capital, Ser 2015-CRE4, Cl B
4.228%, VAR LIBOR USD 1 Month+3.000%,08/15/2032 (A)	1,000	1,000
Resource Capital, Ser 2017-CRE5, Cl B
3.234%, VAR LIBOR USD 1 Month+2.000%,07/15/2034 (A)	1,000	1,000
SRERS Funding, Ser 2011-RS, Cl A1B2
1.479%, VAR LIBOR USD 1 Month+0.250%,05/09/2046 (A)	1,980	1,462
Station Place Securitization Trust, Ser 2015-2, Cl A
2.287%, VAR ICE LIBOR USD 1 Month+1.050%,05/15/2018 (A)(C)	400	400
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 2A1
1.573%, VAR ICE LIBOR USD 1 Month+0.300%,10/25/2035	991	975
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-AR9, Cl 2A
1.670%, VAR 12 Month Treas Avg+0.840%,11/25/2046	6,272	5,287

SEI Institutional Managed Trust / Annual Report / September 30, 2017	289

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR12, Cl 2A5
3.263%,06/25/2035 (B)	$421	$426

		81,091

Other Asset-Backed Securities — 0.3%
Stanwich Mortgage Loan, Ser 2017-NPA1, Cl A1
3.598%,03/16/2022 (A)(C)	2,772	2,772
Total Mortgage-Backed Securities (Cost $87,038) ($ Thousands)		89,783

COMMERCIAL PAPER (H) — 5.9%
Canadian Imperial Bank of Commerce
2.312%, 10/30/2017 (A)	7,000	6,993
Cargill
1.120%, 10/10/2017 (A)	8,120	8,117
Colgate-Palmolive
2.162%, 10/23/2017 (A)	7,000	6,995
Intercontinental Exchange	3,125	3,122
2.302%, 11/02/2017 (A)
John Deere Financial
1.202%, 10/23/2017 (A)	6,000	5,996
Mitsubishi UFJ Trust & Banking
1.221%, 10/16/2017	7,000	6,996
Nestle Capital
1.080%, 10/03/2017 (A)	6,000	5,999
Toronto-Dominion Holdings USA
1.222%, 10/16/2017 (A)	7,000	6,996
Wal-Mart Stores	6,938	6,931
1.101%, 10/30/2017 (A)

Total Commercial Paper (Cost $58,148) ($ Thousands)		58,145

U.S. GOVERNMENT AGENCY OBLIGATION (H) — 0.6%
FHLB DN 1.032%, 11/08/2017	6,000	5,994

Total U.S. Government Agency Obligation (Cost $5,994) ($ Thousands)		5,994

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
MUNICIPAL BONDS — 0.3%
Illinois — 0.1%
Illinois State, GO
7.350%, 07/01/2035	$225	$258
5.100%, 06/01/2033	645	652

		910

Minnesota — 0.0%
Northstar Education Finance, Ser 2007-1, RB 1.414%, 04/28/2030 (I)	278	275

North Carolina — 0.1%
North Carolina State, Education Assistance Authority, Ser A-3, RB
2.214%, 10/25/2041 (I)	1,250	1,252

Puerto Rico — 0.1%
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2020 @
100 8.000%, 07/01/2035 (E)	410	199
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser Senior A, RB Callable 07/01/2018 @ 100
6.000%, 07/01/2038	55	42
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser Senior A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2033	25	18
Puerto Rico Commonwealth, Ser B, GO Callable 07/01/2019 @ 100
6.000%, 07/01/2039 (E)	35	16
Puerto Rico Sales Tax Financing Sales Tax Revenue, Sub-Ser A, RB Callable 08/01/2019 @ 100
6.500%, 08/01/2044 (E)	1,020	214
6.000%, 08/01/2042 (E)	105	22
5.750%, 08/01/2037 (E)	655	136
5.500%, 08/01/2028 (E)	35	7
Puerto Rico Sales Tax Financing Sales Tax Revenue, Sub-Ser A, RB Callable 02/01/2020 @ 100
5.500%, 08/01/2037 (E)	90	19
5.375%, 08/01/2039 (E)	960	199
Puerto Rico Sales Tax Financing Sales Tax Revenue, Sub-Ser A-1, RB Callable 08/01/2021 @ 100
5.000%, 08/01/2043 (E)	40	8

290	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Puerto Rico Sales Tax Financing Sales Tax Revenue, Sub-Ser C, RB Callable 08/01/2020 @ 100
5.250%, 08/01/2041 (E)	$	325	$68

			948

Total Municipal Bonds (Cost $4,374) ($ Thousands)			3,385

		Shares

PREFERRED STOCK — 0.2%
Consumer Discretionary — (0.0)%
Delphi Financial Group, 0.000% *		20,807	437

Industrials — 0.2%
Seaspan, 6.375%		54,789	1,420

Other Asset-Backed Securities — 0.0%
GSC Partners Fund V, Ser 2004-5I, 0.000% *(C)		100	—

Total Preferred Stock (Cost $1,871) ($ Thousands)			1,857

		Face Amount (Thousands)

CONVERTIBLE BONDS — 0.2%
Mirabela Nickel CV to 5.9242 9.500%, 06/24/2019 (A)(C)(E)		167	15
RH CV to 8.6143 5.839%, 06/15/2019 (A)(H)		900	825
SM Energy CV to 24.6914 1.500%, 07/01/2021		650	610

Total Convertible Bonds (Cost $1,659) ($ Thousands)			1,450

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Notes 2.250%, 11/15/2025		350	350
2.125%, 07/31/2024		870	869

Total U.S. Treasury Obligations (Cost $1,226) ($ Thousands)			1,219

Description	Shares	Market Value ($ Thousands)
EXCHANGE TRADED FUND — 0.1%
Energy — 0.1%
Guggenheim Solar Energy	51,736	$1,120

Total Exchange Traded Fund (Cost $966) ($ Thousands)		1,120

	Number of Warrants

WARRANT — 0.0%
Comstock Resources, Expires 06/15/2020 Strike Price $0 *	1,857	11

Total Warrant (Cost $—) ($ Thousands)		11

	Face Amount (Thousands)

REPURCHASE AGREEMENTS — 0.1%
Barclays
0.500%, dated 03/29/2017, total market value $208,500 (K)	$209	208
Barclays
0.500%, dated 07/11/2017, total market value $526,875 (K)	527	527

Total Repurchase Agreements (Cost $735) ($Thousands)		735

Total Investments in Securities— 94.6% (Cost $911,018) ($ Thousands)		$927,939

CORPORATE OBLIGATIONS SOLD SHORT — (0.1)%
Consumer Discretionary — (0.1)%
Herc Rentals
7.750%, 06/01/2024 (A)	(500)	(542)

Industrials — 0.0%
XPO Logistics
6.125%, 09/01/2023 (A)	(200)	(209)

Total Corporate Obligations Sold Short (Proceeds $731) ($ Thousands)		(751)

Total Investments Sold Short — (0.1)% (Proceeds $731) ($ Thousands)		$(751)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	291

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Continued)

Description	Contracts	Market Value ($ Thousands)
PURCHASED OPTIONS* — 0.1%

Total Purchased Options (L) (Cost $2,409) ($ Thousands)	17,290,395	$ 494

A list of the open exchange traded options contracts for the Fund at September 30, 2017, is as follows:

Description	Contracts	Market Value ($ Thousands)
WRITTEN OPTIONS* — (0.2)%

Total Written Options (L)
(Premiums Received $1,858) ($ Thousands)	(3,498)	$ (2,254)

Description	Number of Contracts	Notional Amount ($ Thousands)	Exercise Price	Expiration Date	Value ($ Thousands)
PURCHASED OPTIONS — 0.0%

Put Options
December 19 Put on IMM EUR*	884	$1,082	$97.63	12/21/19	$403
iShares iBoxx $ High Yield Corporate Bond ETF*	5,569	223	84.00	10/21/17	6
October 17 EUR Put GBP Call*	17,281,033	624	0.87	10/21/17	56

		1,929			465

Call Options
iShares 20+ Year Treasury Bond ETF*	2,909	480	130.00	10/21/17	29

Total Purchased Options		$2,409			$494

WRITTEN OPTIONS — (0.2)%
Call Options
iShares 20+ Year Treasury Bond ETF*	(2,909)	$(210)	133.00	10/21/17	$(9)
October 17 Calls on SPX*	(273)	(762)	2,490.00	10/21/17	(992)
October 17 Calls on SPX*	(266)	(757)	2,485.00	10/21/17	(1,053)
October 17 Calls on SPX*	(20)	(61)	2,480.00	10/21/17	(90)
October 17 Calls on SPX*	(5)	(17)	2,460.00	10/21/17	(31)
October 17 Calls on SPX*	(25)	(51)	2,495.00	10/21/17	(79)

Total Written Options		$(1,858)			$(2,254)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	255	Dec-2017	$31,479	$32,080	$601
U.S. 10-Year Treasury Note	170	Dec-2017	21,500	21,303	(197)
U.S. 2-Year Treasury Note	136	Jan-2018	29,418	29,335	(83)
U.S. 5-Year Treasury Note	414	Dec-2017	48,968	48,645	(323)
U.S. Long Treasury Bond	47	Dec-2017	7,290	7,182	(108)
U.S. Ultra Long Treasury Bond	38	Dec-2017	6,383	6,275	(108)
Ultra 10-Year U.S. Treasury Note	18	Dec-2017	2,446	2,418	(28)

			$147,484	$147,238	$(246)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/12/17	EUR	1,011	USD	1,212	$16
Bank of America	11/16/17	GBP	1,892	USD	2,538	(3)
Barclays PLC	10/12/17	GBP	1,651	USD	2,177	(39)
Brown Brothers Harriman	11/14/17	ZAR	12,307	USD	915	10

292	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/12/17	EUR	11,793	USD	13,902	$(49)
Goldman Sachs	10/06/17	MXN	5,818	USD	328	8
Goldman Sachs	11/02/17	USD	76	EUR	64	—
HSBC	10/12/17	EUR	3,915	USD	4,627	(4)
JPMorgan Chase Bank	10/12/17	EUR	635	USD	761	10
JPMorgan Chase Bank	11/02/17	EUR	64	USD	76	—
Macquarie Capital	10/06/17	MXN	8,242	USD	460	6

						$(45)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2017 is as follows:

Credit Default Swap
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized (Depreciation) ($ Thousands)
CDX.EM.27	Buy	1.00%	Quarterly	06/20/2022	5,330	$168	$196	$(28)
CDX.EM.28	Buy	1.00%	Quarterly	12/20/2022	5,050	204	211	(7)

						$372	$407	$(35)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
1.25%	6-MONTH GBP -LIBOR	Semi-Annual	12/20/2027	GBP	790	$21	$(14)	$35
1.25%	6-MONTH GBP - LIBOR	Semi-Annual	12/20/2024	GBP	560	1	(15)	16
0.50	6-MONTH EUR - EURIBOR	Semi-Annual	12/20/2024	EUR	5,370	39	(12)	51
1.50	6-MONTH EUR - EURIBOR	Semi-Annual	12/20/2037	EUR	700	3	(9)	12
2.50	3-MONTH USD - LIBOR	Quarterly	12/20/2027	USD	1,100	(20)	(29)	9
1.00	6-MONTH EUR -EURIBOR	Semi-Annual	12/20/2027	EUR	2,760	(13)	(48)	35
2.70	3-MONTH USD - LIBOR	Quarterly	07/18/2023	USD	600	(28)	–	(28)
0.00	6-MONTH EUR - EURIBOR	Semi-Annual	12/20/2019	EUR	1,220	(3)	(4)	1
1.707	3-MONTH USD - LIBOR	Semi-Annual	12/16/2019	USD	2,100	(7)	–	(7)
1.56	3-MONTH USD - LIBOR	Quarterly	07/03/2018	USD	7,150	(62)	–	(62)
0.25%	6-MONTH EUR - EURIBOR	Semi-Annual	12/20/2022	EUR	3,120	10	–	10
28-DAY MXN - TIIE	6.75	Monthly	12/14/2022	MXN	25,575	(1)	–	(1)
0.25	6-MONTH EUR - EURIBOR	Semi-Annual	12/20/2020	EUR	1,520	(13)	16	(29)

						$(73)	$(115)	$42

SEI Institutional Managed Trust / Annual Report / September 30, 2017	293

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Income Fund (Concluded)

Percentages are based on Net Assets of $980,747 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $390,447 ($ Thousands), representing 39.8% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Level 3 security in accordance with fair value hierarchy.

(D)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2017 was $27,843 ($ Thousands) and represented 2.8% of the Net Assets of the Fund.

(E)	Security is in default on interest payment.
(F)	Unsettled bank loan. Interest rate not available.

(G)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on September 30, 2017. The coupon on a step bond changes on a specified date.

(H)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(J)	Represents a security which has additional commitments and contingencies. Principal amount and value excludes unfunded commitments.

(K)	Open Ended Repurchase Agreement.

(L)	Refer to table below for details on Options Contracts.

ABS — Asset-Backed Security

ARS — Argentine Peso

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CV — Convertible Security

DN— Discount Note

ETF — Exchange Traded Fund

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

IMM — International Monetary Market

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

MXN — Mexican Peso

PIK — Payment-in-Kind

PLC — Public Limited Company

RB — Revenue Bond

Re-REMIC — Re-securitization of Real Estate Mortgage Investment Conduit

S&P— Standard & Poor’s

Ser — Series

SPX — Standard & Poor’s 500 Index

TIIE — Interbank Equilibrium Interest Rate

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$261,289	$3,902	$265,191
Corporate Obligations	–	173,753	10,594	184,347
Common Stock	116,525	42	79	116,646
Loan Participations	–	85,909	21,692	107,601
Sovereign Debt	–	90,455	–	90,455
Mortgage-Backed Securities	–	78,765	11,018	89,783
Commercial Paper	–	58,145	–	58,145
U.S. Government Agency Obligation	–	5,994	–	5,994
Municipal Bonds	–	3,385	–	3,385
Preferred Stock	1,857	–	–	1,857
Convertible Bonds	–	1,435	15	1,450
U.S. Treasury Obligations	–	1,219	–	1,219
Exchange Traded Fund	1,120	–	–	1,120
Repurchase Agreements	–	735	–	735
Warrant	–	11	–	11

Total Investments in Securities	$119,502	$761,137	$47,300	$927,939

Securities Sold Short	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$(751)	$–	$(751)

Total Securities Sold Short	$–	$(751)	$–	$(751)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$494	$—	$—	$494
Written Options	(2,254)	—	—	(2,254)
Futures Contracts *
Unrealized Appreciation	601	—	—	601
Unrealized Depreciation	(847)	—	—	(847)
Forwards Contracts *
Unrealized Appreciation	—	50	—	50
Unrealized Depreciation	—	(95)	—	(95)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Depreciation	—	(35)	—	(35)
Interest Rate Swaps *
Unrealized Appreciation	—	169	—	169
Unrealized Depreciation	—	(127)	—	(127)

Total Other Financial Instruments	$(2,006)	$(38)	$—	$(2,044)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

294	SEI Institutional Managed Trust / Annual Report / September 30, 2017

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Asset- Backed Securities	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Mortgage-Backed Securities	Investments in Common Stock	Investments in Convertible Bonds	Investments in Warrants

Balance as of September 30, 2016	$2,560	$3,447	$8,156	$1,777	$71	$47	$14
Accrued discounts/premiums	–	–	(4)	–	–	–	–
Realized gain/(loss)	(1,180)	–	(170)	–	(202)	–	–
Change in unrealized appreciation/ depreciation	1,180	309	658	–	214	(32)	–
Purchases	2,000	6,600	1,139	–	(4)	–	–
Sales	(77)	(461)	(3,414)	–	–	–	–
Net transfer into Level 3	1,100	865	15,327	11,018	–	–	–
Net transfer out of Level 3	(1,681)	(166)	–	(1,777)	–	–	(14)

Ending Balance as of September 30, 2017	$3,902	$10,594	$21,692	$11,018	$79	$15	$–

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$83	$233	$(429)	$(1)	$(449)	$(32)	$–

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	295

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 67.3%
U.S. Treasury Bills **
1.033%, 11/09/2017 (A)(H)	$46,720	$46,673
0.983%, 11/30/2017 (A)(H)	95,440	95,285
U.S. Treasury Inflation Protected Securities
1.375%, 01/15/2020	44,402	45,993
1.250%, 07/15/2020	52,569	54,782
1.125%, 01/15/2021	20,590	21,409
0.625%, 07/15/2021	103,285	106,158
0.375%, 07/15/2025	3,389	3,389
0.125%, 04/15/2019	16,119	16,179
0.125%, 04/15/2020 (B)	83,841	84,252
0.125%, 04/15/2021	23,999	24,074
0.125%, 01/15/2022	32,197	32,298
0.125%, 04/15/2022	19,641	19,639
0.125%, 07/15/2022	19,234	19,326
0.125%, 01/15/2023	29,487	29,413

Total U.S. Treasury Obligations (Cost $599,374) ($ Thousands)		598,870

	Shares

COMMON STOCK — 28.8%

Consumer Staples — 6.7%
Altria Group (C)	60,886	3,861
Andersons	678	23
Archer-Daniels-Midland	16,649	708
B&G Foods, Cl A	2,578	82
Blue Buffalo Pet Products *	2,700	77
Boston Beer, Cl A *	150	23
Brown-Forman, Cl A	1,828	102
Brown-Forman, Cl B	5,378	292
Bunge	5,359	372
Calavo Growers	450	33
Cal-Maine Foods	650	27

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Campbell Soup	5,750	$269
Casey’s General Stores	1,298	142
Central Garden & Pet, Cl A *	778	29
Church & Dwight	7,752	376
Clorox	3,902	515
Coca-Cola	120,214	5,411
Coca-Cola Bottling Consolidated	180	39
Colgate-Palmolive	27,471	2,001
Conagra Brands	13,111	442
Constellation Brands, Cl A	5,203	1,038
Costco Wholesale	13,683	2,248
Coty, Cl A	14,200	235
CVS Health	31,203	2,537
Darling Ingredients *	6,436	113
Dean Foods	4,072	44
Dr Pepper Snapple Group (C)	5,359	474
Edgewell Personal Care *	1,978	144
Energizer Holdings	1,713	79
Estee Lauder, Cl A	6,556	707
Flowers Foods	5,950	112
Fresh Del Monte Produce	1,372	62
General Mills	18,078	936
Hain Celestial Group *	3,374	139
Herbalife *	2,491	169
Hershey	4,214	460
Hormel Foods	8,000	257
Hostess Brands, Cl A *	7,232	99
HRG Group *	5,278	82
Ingles Markets, Cl A	579	15
Ingredion	2,336	282
J&J Snack Foods	727	95
JM Smucker	3,426	360
Kellogg	7,440	464
Kimberly-Clark	10,612	1,249
Kraft Heinz	17,824	1,382
Kroger	30,697	616
Lamb Weston Holdings	4,650	218
Lancaster Colony	650	78
McCormick	3,478	357
Molson Coors Brewing, Cl B	4,891	399
Mondelez International, Cl A	44,881	1,825
Monster Beverage *	14,048	776
National Beverage, Cl A	533	66
Nu Skin Enterprises, Cl A	1,972	121
PepsiCo	43,015	4,793
Performance Food Group *	4,526	128
Philip Morris International	49,726	5,520
Pilgrim’s Pride *	1,278	36
Pinnacle Foods	3,750	214
Post Holdings *	2,272	201
PriceSmart	900	80
Procter & Gamble	77,817	7,080

296	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Rite Aid *	33,600	$66
Sanderson Farms	672	109
Seaboard	7	32
Snyder’s-Lance	2,907	111
SpartanNash	1,822	48
Spectrum Brands Holdings	950	101
Sprouts Farmers Market *	5,028	94
SUPERVALU *	932	20
Sysco, Cl A	15,891	857
Tootsie Roll Industries	669	25
TreeHouse Foods *	1,827	124
Tyson Foods, Cl A (C)	8,481	597
United Natural Foods *	1,950	81
Universal	1,022	59
US Foods Holding *	5,727	153
Vector Group	5,355	110
Walgreens Boots Alliance	28,283	2,184
Wal-Mart Stores	44,428	3,472
WD-40	327	37
Weis Markets	400	17

		59,411

Energy — 7.6%
Anadarko Petroleum, Cl A	26,109	1,275
Andeavor (C)	6,800	701
Antero Resources *	13,200	263
Apache	17,864	818
Archrock	6,800	85
Atwood Oceanics, Cl A *	3,633	34
Baker Hughes a GE	19,042	697
Bonanza Creek Energy *	2,024	67
C&J Energy Services *	3,400	102
Cabot Oil & Gas	21,175	566
Callon Petroleum *	8,628	97
Carrizo Oil & Gas *	3,200	55
Centennial Resource Development, Cl A *	7,800	140
Cheniere Energy *	9,677	436
Chesapeake Energy *	46,728	201
Chevron (C)	85,572	10,055
Cimarex Energy	4,318	491
Concho Resources *	6,955	916
ConocoPhillips	55,673	2,786
Consol Energy *	9,885	167
Continental Resources, Cl A *	3,727	144
Delek US Holdings	3,778	101
Denbury Resources *	21,572	29
Devon Energy	24,557	902
Diamond Offshore Drilling *	3,172	46
Diamondback Energy, Cl A *	4,412	432
Dril-Quip *	1,600	71
Eclipse Resources *	22,216	56
Energen *	4,931	270

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ensco, Cl A	14,778	$88
EOG Resources	26,628	2,576
EQT	7,804	509
Exterran *	877	28
Extraction Oil & Gas *	8,777	135
ExxonMobil (C)	190,822	15,644
Forum Energy Technologies *	4,587	73
GasLog	6,772	118
Golar LNG	5,035	114
Green Plains	1,100	22
Gulfport Energy *	8,078	116
Halliburton	40,279	1,854
Helix Energy Solutions Group *	3,778	28
Helmerich & Payne	5,450	284
Hess	13,735	644
HollyFrontier	6,928	249
Kinder Morgan	88,084	1,689
Kosmos Energy *	12,600	100
Laredo Petroleum *	7,428	96
Marathon Oil	40,842	554
Marathon Petroleum	23,517	1,319
Matador Resources *	4,464	121
McDermott International *	14,050	102
Murphy Oil	9,862	262
Nabors Industries	20,451	165
National Oilwell Varco, Cl A	17,638	630
Newfield Exploration *	8,650	257
Newpark Resources, Cl A *	6,466	65
Noble	13,500	62
Noble Energy	23,092	655
Nordic American Tankers	3,628	19
Oasis Petroleum *	10,300	94
Occidental Petroleum	35,089	2,253
Oceaneering International, Cl A	4,568	120
Oil States International *	2,528	64
Oneok	9,573	530
Par Pacific Holdings *	4,319	90
Parsley Energy, Cl A *	11,523	304
Patterson-UTI Energy	10,641	223
PBF Energy, Cl A	4,983	138
PDC Energy, Cl A *	2,450	120
PHI *	2,211	26
Phillips 66	19,897	1,823
Pioneer Natural Resources	7,890	1,164
QEP Resources *	12,200	105
Range Resources	11,264	220
Resolute Energy *	1,713	51
REX American Resources *	747	70
Rice Energy *	8,616	249
Ring Energy *	4,090	59
Rowan, Cl A *	5,700	73
RPC	1,328	33

SEI Institutional Managed Trust / Annual Report / September 30, 2017	297

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
RSP Permian *	5,710	$198
Sanchez Energy *	6,466	31
Schlumberger, Cl A	62,459	4,357
Scorpio Tankers	11,440	39
SEACOR Holdings, Cl A *	500	23
SemGroup, Cl A	3,400	98
Ship Finance International	6,826	99
SM Energy	4,628	82
Southwestern Energy *	21,750	133
SRC Energy *	10,800	104
Stone Energy *	2,076	60
Superior Energy Services *	8,578	92
Targa Resources	8,564	405
Transocean * (C)	24,863	268
Ultra Petroleum *	13,900	121
Unit *	3,647	75
US Silica Holdings	3,378	105
Valero Energy (C)	20,187	1,553
Weatherford International *	43,950	201
Whiting Petroleum *	25,450	139
Williams	35,142	1,055
World Fuel Services	3,228	109
WPX Energy *	23,825	274

		68,011

Financials — 0.0%
HFF, Cl A	900	36

Health Care — 5.8%
Abbott Laboratories	25,117	1,340
AbbVie	23,569	2,094
ABIOMED *	777	131
Acadia Healthcare, Cl A *	700	33
ACADIA Pharmaceuticals *	1,000	38
Aetna, Cl A	4,839	769
Agilent Technologies	5,346	343
Agios Pharmaceuticals *	1,500	100
Akorn *	1,228	41
Alere *	877	45
Alexion Pharmaceuticals *	3,122	438
Align Technology *	1,067	199
Alkermes *	2,595	132
Allergan	5,114	1,048
Allscripts Healthcare Solutions *	2,178	31
Alnylam Pharmaceuticals *	1,286	151
AmerisourceBergen, Cl A	2,628	217
Amgen, Cl A (C)	11,082	2,066
AMN Healthcare Services *	600	27
Anthem	3,694	701
athenahealth *	853	106
Baxter International (C)	7,388	464
Becton Dickinson	2,914	571

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Biogen *	3,226	$1,010
BioMarin Pharmaceuticals *	2,829	263
Bio-Rad Laboratories, Cl A *	533	118
Bio-Techne	550	66
Bioverativ *	2,232	127
Bluebird Bio *	627	86
Boston Scientific *	19,042	555
Bristol-Myers Squibb	23,985	1,529
Brookdale Senior Living, Cl A *	1,977	21
Bruker BioSciences	1,100	33
C.R. Bard	1,067	342
Cambrex *	450	25
Cantel Medical	400	38
Cardinal Health	4,983	333
Catalent *	1,100	44
Celgene, Cl A *	11,305	1,649
Centene *	2,800	271
Cerner *	4,678	334
Charles River Laboratories International *	853	92
Chemed	480	97
Cigna	3,737	699
Clovis Oncology *	450	37
Cooper, Cl A	832	197
DaVita *	2,914	173
DENTSPLY SIRONA	3,800	227
DexCom *	1,500	73
Edwards Lifesciences, Cl A *	3,218	352
Eli Lilly	14,398	1,232
Endo International *	3,700	32
Envision Healthcare *	2,178	98
Exact Sciences *	1,378	65
Exelixis *	4,101	99
Express Scripts Holding *	8,533	540
FibroGen *	1,386	75
Gilead Sciences (C)	18,478	1,497
Globus Medical, Cl A *	900	27
Haemonetics *	728	33
Halyard Health *	2,666	120
HCA Healthcare *	4,568	364
HealthEquity *	600	30
HealthSouth	1,078	50
Henry Schein *	2,986	245
Hill-Rom Holdings	1,478	109
HMS Holdings *	1,378	27
Hologic *	4,950	182
Horizon Pharma *	1,828	23
Humana	2,268	553
ICU Medical *	533	99
Idexx Laboratories *	1,509	235
Illumina *	2,150	428
INC Research Holdings, Cl A *	1,273	67
Incyte *	2,700	315

298	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Insulet *	678	$37
Integra LifeSciences Holdings *	728	37
Intercept Pharmaceuticals *	278	16
Intuitive Surgical *	618	646
Ionis Pharmaceuticals *	2,076	105
Ironwood Pharmaceuticals, Cl A *	1,628	26
Johnson & Johnson (C)	40,321	5,242
Juno Therapeutics *	2,487	112
Kite Pharma *	600	108
Laboratory Corp of America Holdings *	1,706	258
LifePoint Health *	500	29
Ligand Pharmaceuticals *	278	38
Magellan Health *	822	71
Mallinckrodt *	1,950	73
Masimo *	1,000	87
McKesson	3,070	472
Medicines *	850	31
Medidata Solutions *	629	49
MEDNAX *	2,127	92
Medtronic	19,791	1,539
Merck	40,218	2,575
Mettler Toledo International *	440	276
Molina Healthcare *	1,440	99
Mylan *	7,150	224
Nektar Therapeutics, Cl A *	2,000	48
Neogen, Cl B *	427	33
Neurocrine Biosciences *	1,128	69
Nevro *	278	25
NuVasive *	1,300	72
Omnicell *	650	33
Opko Health *	3,450	24
Owens & Minor	850	25
Pacira Pharmaceuticals *	1,760	66
Parexel International *	476	42
Patterson	2,077	80
Penumbra *	350	32
PerkinElmer	1,927	133
Perrigo	2,336	198
Pfizer	87,147	3,111
Portola Pharmaceuticals, Cl A *	1,437	78
Premier, Cl A *	828	27
Prestige Brands Holdings, Cl A *	600	30
Prothena *	476	31
Puma Biotechnology *	520	62
QIAGEN	4,464	141
Quest Diagnostics	2,506	235
Quintiles IMS Holdings *	2,332	222
Regeneron Pharmaceuticals *	1,102	493
Repligen *	2,986	114
ResMed	2,628	202
Sage Therapeutics *	427	27
Sarepta Therapeutics *	1,437	65

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Seattle Genetics *	1,927	$105
Stryker	4,631	658
Teleflex	800	194
TESARO *	600	77
Theravance Biopharma *	1,382	47
Thermo Fisher Scientific	5,866	1,110
Ultragenyx Pharmaceutical *	476	25
United Therapeutics *	822	96
UnitedHealth Group	13,438	2,632
Universal Health Services, Cl B	1,478	164
Varian Medical Systems *	1,728	173
Veeva Systems, Cl A *	1,921	108
Vertex Pharmaceuticals *	3,538	538
VWR *	927	31
Waters *	1,173	211
WellCare Health Plans *	822	141
West Pharmaceutical Services	1,478	142
Wright Medical Group *	1,477	38
Zimmer Biomet Holdings	2,907	340
Zoetis, Cl A	6,504	415

		51,626

Industrials — 0.1%
Danaher, Cl A	9,119	782

Information Technology — 2.9%
Accenture, Cl A	4,474	604
ACI Worldwide *	1,278	29
Activision Blizzard	6,125	395
Adobe Systems *	3,642	543
Akamai Technologies *	1,600	78
Alliance Data Systems	520	115
Alphabet, Cl A *	2,213	2,155
Alphabet, Cl C *	2,242	2,150
Amdocs	2,720	175
Ansys *	1,076	132
Aspen Technology *	476	30
Autodesk, Cl A *	1,600	180
Automatic Data Processing	3,800	415
Blackbaud, Cl A	960	84
Booz Allen Hamilton Holding, Cl A	700	26
Broadridge Financial Solutions	1,400	113
CA	2,878	96
Cadence Design Systems *	3,426	135
CDK Global	1,765	111
Citrix Systems *	1,500	115
Cognizant Technology Solutions, Cl A	4,879	354
Conduent *	6,644	104
CoreLogic *	678	31
CoStar Group *	229	61
CSRA	877	28
Dell Technologies, Cl V *	476	37

SEI Institutional Managed Trust / Annual Report / September 30, 2017	299

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DST Systems	400	$22
DXC Technology	2,133	183
eBay *	8,478	326
Electronic Arts *	2,478	293
Ellie Mae *	300	25
EPAM Systems *	350	31
Euronet Worldwide *	327	31
Facebook, Cl A *	17,711	3,026
Fair Isaac	200	28
Fidelity National Information Services, Cl B	2,927	273
First Data, Cl A *	2,150	39
Fiserv, Cl A *	1,950	252
FleetCor Technologies *	827	128
Fortinet *	850	31
Gartner *	900	112
Genpact	1,050	30
Global Payments	1,600	152
Guidewire Software, Cl Z *	500	39
IAC *	400	47
International Business Machines (C)	6,452	936
Intuit	1,779	253
j2 Global	327	24
Jack Henry & Associates	1,150	118
Leidos Holdings	1,300	77
LogMeIn	327	36
Manhattan Associates *	500	21
Mastercard, Cl A	7,626	1,077
MAXIMUS	427	28
Microsoft	56,419	4,203
Nuance Communications *	1,500	24
Oracle, Cl B	22,077	1,067
Paychex	2,907	174
PayPal Holdings *	8,220	526
Proofpoint *	350	31
PTC *	600	34
Red Hat *	1,750	194
Sabre	1,228	22
salesforce.com *	4,787	447
ServiceNow *	1,090	128
Splunk *	1,505	100
Square, Cl A *	4,058	117
SS&C Technologies Holdings	2,560	103
Symantec, Cl A (C)	5,850	192
Synopsys *	1,665	134
Take-Two Interactive Software, Cl A *	500	51
Teradata *	828	28
Total System Services	1,661	109
Twitter *	6,150	104
Tyler Technologies *	229	40
Ultimate Software Group *	150	28
Vantiv, Cl A *	1,557	110
VeriSign *	1,076	115

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Visa, Cl A	14,985	$1,577
VMware, Cl A *	900	98
Western Union	4,900	94
WEX *	200	23
Workday, Cl A *	1,250	132
Zillow Group, Cl C *	700	28

		25,967

Real Estate — 2.9%
Acadia Realty Trust	2,978	85
Agree Realty	579	28
Alexander & Baldwin	1,928	89
Alexander’s	57	24
Alexandria Real Estate Equities ‡	1,850	220
American Assets Trust	1,850	74
American Campus Communities ‡	3,270	144
American Homes 4 Rent, Cl A ‡	3,924	85
American Tower, Cl A ‡	10,185	1,392
Apartment Investment & Management, Cl A ‡	4,000	175
Apple Hospitality ‡	4,450	84
AvalonBay Communities ‡	3,070	548
Boston Properties ‡	3,382	416
Brandywine Realty Trust ‡	6,021	105
Brixmor Property Group ‡	5,078	96
Camden Property Trust ‡	1,777	163
CareTrust ‡	1,650	31
CBL & Associates Properties ‡	2,650	22
CBRE Group, Cl A *	6,650	252
Chesapeake Lodging Trust ‡	1,050	28
Colony NorthStar, Cl A	15,750	198
Columbia Property Trust ‡	4,550	99
CoreCivic ‡	3,200	86
CoreSite Realty ‡	986	110
Corporate Office Properties Trust ‡	2,828	93
Cousins Properties, Cl A ‡	11,800	110
Crown Castle International ‡	8,586	858
CubeSmart ‡	4,931	128
CyrusOne ‡	2,336	138
DCT Industrial Trust	2,595	150
DDR ‡	10,028	92
DiamondRock Hospitality ‡	7,178	79
Digital Realty Trust, Cl A ‡	4,929	583
Douglas Emmett ‡	3,678	145
Duke Realty ‡	9,050	261
EastGroup Properties	1,076	95
Education Realty Trust ‡	2,600	93
Empire State Realty Trust, Cl A	4,528	93
EPR Properties, Cl A ‡	1,453	101
Equinix ‡	1,813	809
Equity Commonwealth *‡	3,150	96
Equity LifeStyle Properties	1,950	166
Equity Residential ‡	7,908	521

300	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Essex Property Trust ‡	1,546	$393
Extra Space Storage ‡	2,978	238
Federal Realty Investment Trust ‡	1,546	192
First Industrial Realty Trust ‡	3,530	106
Forest City Realty Trust, Cl A ‡	6,073	155
Four Corners Property Trust ‡	1,178	29
Franklin Street Properties ‡	3,050	32
Gaming and Leisure Properties ‡	5,622	207
GEO Group ‡	2,958	80
GGP ‡	13,578	282
Global Net Lease ‡	1,542	34
Government Properties Income Trust, Cl A ‡	1,578	30
Gramercy Property Trust ‡	4,775	144
HCP ‡	10,848	302
Healthcare Realty Trust ‡	3,850	125
Healthcare Trust of America, Cl A ‡	4,101	122
Hersha Hospitality Trust, Cl A ‡	1,328	25
Highwoods Properties ‡	2,751	143
Hospitality Properties Trust ‡	4,200	120
Host Hotels & Resorts ‡	17,129	317
Howard Hughes *	1,200	142
Hudson Pacific Properties ‡	3,582	120
Invitation Homes	5,546	126
Iron Mountain ‡	6,628	258
iStar *‡	2,150	25
JBG SMITH Properties *‡	2,000	68
Jones Lang LaSalle	979	121
Kennedy-Wilson Holdings	2,745	51
Kilroy Realty ‡	2,428	173
Kimco Realty ‡	9,261	181
Kite Realty Group Trust ‡	1,828	37
Lamar Advertising, Cl A ‡	1,925	132
LaSalle Hotel Properties ‡	2,900	84
Lexington Realty Trust ‡	9,300	95
Liberty Property Trust ‡	3,927	161
Life Storage ‡	1,300	106
LTC Properties ‡	1,579	74
Macerich ‡	3,122	172
Mack-Cali Realty ‡	3,278	78
Medical Properties Trust ‡	8,278	109
Mid-America Apartment Communities ‡	2,699	289
Monmouth Real Estate Investment, Cl A ‡	2,573	42
National Health Investors ‡	1,150	89
National Retail Properties ‡	3,500	146
National Storage Affiliates Trust ‡	1,128	27
New Senior Investment Group ‡	4,478	41
Omega Healthcare Investors ‡	4,474	143
Outfront Media ‡	3,922	99
Paramount Group ‡	7,078	113
Park Hotels & Resorts ‡	3,893	107
Parkway ‡	1,278	29
Pebblebrook Hotel Trust ‡	1,128	41

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pennsylvania ‡	1,600	$17
Physicians Realty Trust ‡	5,878	104
Piedmont Office Realty Trust, Cl A ‡	4,177	84
Potlatch ‡	1,850	94
ProLogis ‡	12,279	779
PS Business Parks ‡	522	70
Public Storage ‡	3,319	710
QTS Realty Trust, Cl A ‡	1,878	98
Quality Care Properties *	1,378	21
Ramco-Gershenson Properties ‡	1,977	26
Rayonier ‡	3,628	105
RE/MAX Holdings, Cl A	500	32
Realogy Holdings	4,101	135
Realty Income ‡	6,400	366
Regency Centers ‡	3,459	215
Retail Opportunity Investments ‡	5,100	97
Retail Properties of America, Cl A ‡	7,890	104
Rexford Industrial Realty ‡	1,328	38
RLJ Lodging Trust ‡	5,081	112
Ryman Hospitality Properties ‡	1,072	67
Sabra Health Care ‡	4,681	103
Saul Centers ‡	1,866	116
SBA Communications, Cl A *‡	2,966	427
Select Income ‡	3,100	73
Senior Housing Properties Trust ‡	6,644	130
Seritage Growth Properties ‡	550	25
Simon Property Group ‡	7,839	1,262
SL Green Realty ‡	2,378	241
Spirit Realty Capital ‡	13,807	118
St. Joe *	4,159	78
STAG Industrial ‡	1,778	49
Starwood Waypoint Homes ‡	1,228	45
STORE Capital ‡	4,800	119
Summit Hotel Properties ‡	1,600	26
Sun Communities ‡	1,977	169
Sunstone Hotel Investors ‡	6,328	102
Tanger Factory Outlet Centers ‡	2,778	68
Taubman Centers ‡	1,800	90
Terreno Realty ‡	1,178	43
Tier ‡	1,628	31
UDR ‡	6,428	245
Uniti Group ‡	4,728	69
Universal Health Realty Income Trust ‡	400	30
Urban Edge Properties ‡	3,178	77
Ventas ‡	7,700	502
VEREIT ‡	21,500	178
Vornado Realty Trust ‡	3,893	299
Washington ‡	2,728	89
Washington Prime Group ‡	3,400	28
Weingarten Realty Investors ‡	2,977	95
Welltower ‡	8,481	596
Weyerhaeuser ‡	19,875	676

SEI Institutional Managed Trust / Annual Report / September 30, 2017	301

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WP Carey ‡	2,757	$186
Xenia Hotels & Resorts ‡	4,200	88

		25,467

Telecommunication Services — 1.4%
AT&T	153,207	6,001
CenturyLink	13,755	260
Cogent Communications Holdings	700	34
Consolidated Communications Holdings	3,466	66
Frontier Communications	2,641	31
Iridium Communications *	5,813	60
Level 3 Communications *	6,281	335
Shenandoah Telecommunications	900	33
Sprint *	17,908	139
Straight Path Communications *	387	70
Telephone & Data Systems	3,450	96
T-Mobile US *	6,488	400
US Cellular *	678	24
Verizon Communications	100,697	4,984
Vonage Holdings *	4,200	34
Windstream Holdings	10,619	19
Zayo Group Holdings *	4,058	140

		12,726

Utilities — 1.4%
AES	12,042	133
ALLETE	1,350	104
Alliant Energy	3,878	161
Ameren	3,627	210
American Electric Power	6,764	475
American Water Works	2,491	202
Aqua America	3,300	110
Atmos Energy	1,528	128
Avista	700	36
Black Hills, Cl A	1,400	96
Calpine *	8,350	123
Centerpoint Energy	7,778	227
CMS Energy	4,228	196
Connecticut Water Service	1,100	65
Consolidated Edison	4,256	343
Dominion Energy	9,157	704
DTE Energy	2,600	279
Duke Energy	9,705	814
Edison International	4,412	340
El Paso Electric, Cl A	600	33
Entergy	2,750	210
Eversource Energy	4,750	287
Exelon	11,914	449
FirstEnergy	7,527	232
Great Plains Energy	3,737	113
Hawaiian Electric Industries	2,728	91
Idacorp, Cl A	1,100	97

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MDU Resources Group	3,945	$102
MGE Energy	400	26
National Fuel Gas	1,600	91
New Jersey Resources	1,972	83
NextEra Energy	6,666	977
NiSource	5,346	137
NorthWestern	1,401	80
NRG Energy	4,532	116
NRG Yield, Cl C	6,400	124
OGE Energy	3,590	129
ONE Gas	1,194	88
Ormat Technologies	500	31
Otter Tail	650	28
Pattern Energy Group, Cl A	1,550	37
PG&E	6,191	422
Pinnacle West Capital	1,650	140
PNM Resources	2,400	97
Portland General Electric	2,076	95
PPL	9,499	361
Public Service Enterprise Group	7,100	328
SCANA	1,900	92
Sempra Energy	3,789	432
South Jersey Industries, Cl A	927	32
Southern	13,944	685
Southwest Gas Holdings	1,076	84
Spire	1,194	89
UGI	2,647	124
Unitil	1,400	69
Vectren	1,713	113
WEC Energy Group	4,723	297
Westar Energy, Cl A	2,336	116
WGL Holdings	1,076	91
Xcel Energy	7,215	341

		12,315

Total Common Stock
(Cost $243,551) ($ Thousands)		256,341

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 7.9%
Consumer Discretionary — 0.6%
Adient Global Holdings
4.875%, 08/15/2026 (D)	$238	243
CBS
3.500%, 01/15/2025	835	850
Cox Communications
2.950%, 06/30/2023 (D)	240	236
CSC Holdings
6.750%, 11/15/2021	160	177
Expedia
3.800%, 02/15/2028 (D)	805	798

302	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ford Motor Credit
5.875%, 08/02/2021		$695	$773
General Motors
3.500%, 10/02/2018		465	473
International Game Technology
6.250%, 02/15/2022 (D)		560	619
KB Home
4.750%, 05/15/2019		382	393
SFR Group
5.375%, 05/15/2022 (D)	EUR	235	290
Time Warner Cable
4.500%, 09/15/2042		$330	313
Virgin Media Finance
5.250%, 02/15/2022		200	192
Ziggo Secured Finance BV
5.500%, 01/15/2027 (D)		223	228

			5,585

Consumer Staples — 0.3%
Bunge Finance
8.500%, 06/15/2019		9	10
Marfrig Holdings Europe BV
8.000%, 06/08/2023 (D)		650	673
Minerva Luxembourg
6.500%, 09/20/2026 (D)		286	289
Sigma Alimentos
4.125%, 05/02/2026 (D)		212	214
Tyson Foods
3.950%, 08/15/2024		715	752
2.650%, 08/15/2019		219	222
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (D)(E)		660	36

			2,196

Energy — 1.2%
Cenovus Energy
5.700%, 10/15/2019		261	277
3.000%, 08/15/2022		52	51
Cheniere Energy Partners
5.250%, 10/01/2025 (D)		439	449
Diamond Offshore Drilling
4.875%, 11/01/2043		370	278
Ecopetrol
5.875%, 05/28/2045		309	302
Energy Transfer
5.200%, 02/01/2022		465	504
4.500%, 11/01/2023		114	119
Enterprise Products Operating
5.200%, 09/01/2020		340	368
3.700%, 02/15/2026		730	750
Hess
4.300%, 04/01/2027		966	958

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Marathon Petroleum
5.125%, 03/01/2021		$196	$213
Nabors Industries
5.500%, 01/15/2023		885	867
Noble Energy
4.150%, 12/15/2021		475	500
3.900%, 11/15/2024		606	621
Petrobras Global Finance BV
6.125%, 01/17/2022		513	552
Petroleos Mexicanos
6.500%, 03/13/2027 (D)		215	238
Petroleos Mexicanos MTN
4.625%, 09/21/2023		1,126	1,163
Plains All American Pipeline
3.600%, 11/01/2024		902	881
Sabine Pass Liquefaction
5.000%, 03/15/2027		720	768
SM Energy
6.500%, 01/01/2023		43	43
Ultrapar International
5.250%, 10/06/2026 (D)		562	577
Williams Partners
3.900%, 01/15/2025		217	221

			10,700

Financials — 2.8%
ABN AMRO Bank
4.750%, 07/28/2025 (D)		269	286
Banco Santander
3.500%, 04/11/2022		600	614
Bank of America
6.500%, VAR ICE LIBOR USD 3
Month+4.174%, 12/31/2049		292	330
Bank of America MTN
3.824%, VAR ICE LIBOR USD 3
Month+1.575%, 01/20/2028		1,120	1,152
Barclays
6.860%, VAR ICE LIBOR USD 6
Month+1.730%, 12/31/2049 (D)		131	159
3.684%, 01/10/2023		695	713
3.650%, 03/16/2025		330	330
BNP Paribas MTN
2.250%, 01/11/2027	EUR	434	524
Citigroup
3.875%, 03/26/2025		$905	926
3.668%, VAR ICE LIBOR USD 3
Month+1.390%, 07/24/2028		395	399
Compass Bank
2.875%, 06/29/2022		905	901
Cooperatieve Rabobank UA
4.375%, 08/04/2025		657	690

SEI Institutional Managed Trust / Annual Report / September 30, 2017	303

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund  (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Credit Suisse Group Funding Guernsey
3.800%, 06/09/2023		$530	$549
3.750%, 03/26/2025		570	580
Goldman Sachs Group
2.350%, 11/15/2021		847	840
Goldman Sachs Group MTN
2.917%, VAR ICE LIBOR USD 3
Month+1.600%, 11/29/2023		900	933
HSBC Holdings PLC
4.041%, VAR ICE LIBOR USD 3
Month+1.546%, 03/13/2028		835	872
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (D)		546	555
3.928%, 09/15/2026	EUR	160	204
JPMorgan Chase
3.782%, VAR ICE LIBOR USD 3
Month+1.337%, 02/01/2028		$590	607
JPMorgan Chase MTN
2.295%, 08/15/2021		551	551
Lincoln National
4.200%, 03/15/2022		355	375
Lloyds Banking Group
4.650%, 03/24/2026		543	574
MetLife
5.700%, 06/15/2035		80	99
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (D)		275	292
Morgan Stanley MTN
3.591%, VAR ICE LIBOR USD 3
Month+1.340%, 07/22/2028		1,150	1,154
Nationwide Financial Services
5.375%, 03/25/2021 (D)		470	511
Navient
6.625%, 07/26/2021		770	824
Navient MTN
7.250%, 01/25/2022		52	57
Royal Bank of Scotland Group
8.625%, VAR USD Swap Semi 30/360 5
Year Curr+7.598%, 12/31/2049		825	915
3.655%, VAR ICE LIBOR USD 3
Month+2.320%, 09/29/2027		600	574
2.001%, VAR Euribor 3
Month+2.330%, 10/29/2049	EUR	100	114
Santander Holdings USA
4.400%, 07/13/2027 (D)		$1,135	1,160
Santander Issuances
5.179%, 11/19/2025		400	430
Santander Issuances MTN
3.250%, 04/04/2026	EUR	300	381
Santander UK
5.000%, 11/07/2023 (D)		$700	757

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Standard Chartered
7.750%, VAR USD Swap Semi 30/360 5
Year Curr+5.723%, 12/29/2049 (D)		$200	$216
7.500%, VAR USD Swap Semi 30/360 5
Year Curr+6.301%, 12/29/2049		412	440
2.821%, VAR ICE LIBOR USD 3
Month+1.510%, 01/30/2049 (D)		400	342
Trust F
5.250%, 01/30/2026 (D)		705	753
UBS Group Funding Switzerland
4.125%, 09/24/2025 (D)		689	725
US Bancorp
5.300%, VAR ICE LIBOR USD 3
Month+2.914%, 12/29/2049		474	517
Wells Fargo
3.069%, 01/24/2023		881	896
XLIT
3.250%, VAR Euribor 3
Month+2.900%, 06/29/2047	EUR	240	278

			25,099

Health Care — 0.4%
Mylan
3.950%, 06/15/2026		$270	275
3.125%, 11/22/2028	EUR	725	916
Teva Pharmaceutical Finance Netherlands
III BV
3.150%, 10/01/2026		$1,154	1,063
2.800%, 07/21/2023		1,016	969
Valeant Pharmaceuticals International
6.125%, 04/15/2025 (D)		600	526

			3,749

Industrials — 0.4%
Adani Ports & Special Economic Zone
3.950%, 01/19/2022 (D)		670	688
Alfa
5.250%, 03/25/2024 (D)		660	718
Allison Transmission
5.000%, 10/01/2024 (D)		286	297
Avis Budget Car Rental
5.250%, 03/15/2025 (D)		467	467
Embraer Netherlands Finance BV
5.400%, 02/01/2027		670	726
General Electric
5.000%, VAR ICE LIBOR USD 3
Month+3.330%, 12/29/2049		300	317
Odebrecht Finance
7.125%, 06/26/2042 (D)		844	317

			3,530

304	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)

Information Technology — 0.5%
Broadcom
3.875%, 01/15/2027 (D)	$486	$501
3.625%, 01/15/2024 (D)	226	232
Hewlett Packard Enterprise
2.100%, 10/04/2019 (D)	794	794
Lam Research
2.800%, 06/15/2021	640	647
Seagate HDD Cayman
4.750%, 01/01/2025	427	416
SPCM
4.875%, 09/15/2025 (D)	374	387
VMware
2.950%, 08/21/2022	359	361
Western Digital
7.375%, 04/01/2023 (D)	762	835

		4,173

Materials — 0.4%
Anglo American Capital
3.750%, 04/10/2022 (D)	200	205
Dow Chemical
4.250%, 11/15/2020	131	138
Eastman Chemical
3.800%, 03/15/2025	318	327
Minsur
6.250%, 02/07/2024 (D)	168	184
Nacional del Cobre de Chile
3.625%, 08/01/2027 (D)	372	371
NOVA Chemicals
5.250%, 08/01/2023 (D)	420	433
Sociedad Quimica y Minera de Chile
3.625%, 04/03/2023 (D)	408	408
Vale Overseas
6.875%, 11/21/2036	670	767
Yamana
4.950%, 07/15/2024	462	474

		3,307

Real Estate — 0.2%
Healthcare Realty Trust
5.750%, 01/15/2021	285	313
Host Hotels & Resorts
3.750%, 10/15/2023	16	16
SBA Tower Trust
3.156%, 10/08/2020 (D)	950	957
Welltower
4.000%, 06/01/2025	550	573

		1,859

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)

Telecommunication Services — 1.0%
AT&T
4.125%, 02/17/2026		$574	$589
3.900%, 08/14/2027		685	686
3.400%, 05/15/2025		2,045	2,017
CenturyLink
7.500%, 04/01/2024		364	377
MTN Mauritius Investments
5.373%, 02/13/2022 (D)	ZAR	561	581
Rogers Communications
4.000%, 06/06/2022	CAD	60	51
Sprint Capital
6.900%, 05/01/2019		$1,485	1,583
Sprint Spectrum
3.360%, 09/20/2021 (D)		609	618
Verizon Communications
5.500%, 03/16/2047		245	272
3.500%, 11/01/2024		675	687
2.625%, 08/15/2026		731	687
Wind Acquisition Finance
4.750%, 07/15/2020 (D)		535	541

			8,689

Utilities — 0.1%
CMS Energy
5.050%, 03/15/2022		185	204
Israel Electric
5.000%, 11/12/2024 (D)		792	858

			1,062

Total Corporate Obligations
(Cost $68,610) ($ Thousands)			69,949

MORTGAGE-BACKED SECURITIES — 5.5%

Agency Mortgage-Backed Obligations — 0.6%
FHLMC, Ser 4693, Cl SL, IO
4.916%,06/15/2047		2,973	655
FNMA CMO, Ser 2011-131, Cl ST, IO
5.303%, VAR LIBOR USD 1
Month+6.540%,12/25/2041		1,601	342
FNMA CMO, Ser 2014-17, Cl SA, IO
4.813%, VAR LIBOR USD 1
Month+6.050%,04/25/2044		3,127	605
FNMA CMO, Ser 2014-78, Cl SE, IO
4.863%, VAR LIBOR USD 1
Month+6.100%,12/25/2044		2,980	557
FNMA CMO, Ser 2014-92, Cl SX, IO
4.863%, VAR LIBOR USD 1
Month+6.100%,01/25/2045		3,401	666

SEI Institutional Managed Trust / Annual Report / September 30, 2017	305

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2016-77, Cl DS, IO
4.763%, VAR LIBOR USD 1 Month+6.000%,10/25/2046	$3,076	$581
FNMA CMO, Ser 2017-62, Cl AS, IO
4.913%, VAR LIBOR USD 1 Month+6.150%,08/25/2047	2,994	639
FNMA CMO, Ser 2017-81, Cl SA, IO
4.977%, VAR LIBOR USD 1 Month+6.200%,10/25/2047	3,000	689
GNMA CMO, Ser 2017-122, Cl SA, IO
4.964%, VAR LIBOR USD 1 Month+6.200%,08/20/2047	1,994	443

		5,177

Non-Agency Mortgage-Backed Obligations — 4.9%
Alternative Loan Trust, Ser 2005-20CB,Cl 3A6
5.500%,07/25/2035	116	110
Alternative Loan Trust, Ser 2005-57CB,Cl 4A3
5.500%,12/25/2035	271	246
Alternative Loan Trust, Ser 2006-23CB, Cl 1A7
6.000%,08/25/2036	178	173
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%,06/25/2036	462	390
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%,10/25/2036	322	272
Alternative Loan Trust, Ser 2006-9T1, Cl A1
5.750%,05/25/2036	208	164
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%,02/25/2036	264	241
Banc of America Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.772%,02/10/2051 (F)	256	256
Bellemeade Re II, Ser 2016-1A, Cl M2B
7.737%, VAR ICE LIBOR USD 1 Month+6.500%,04/25/2026 (D)	487	487
BHMS Mortgage Trust, Ser 2014-ATLS, Cl AFX
3.600%,07/05/2033 (D)	1,180	1,192
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%,05/10/2058	670	676
CGBAM Commercial Mortgage Trust, Ser 2016-IMC, Cl C
5.184%, VAR LIBOR USD 1 Month+3.950%,11/15/2021 (D)	340	333
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.187%,03/13/2035 (D)	915	942

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%,07/25/2037	$162	$147
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%,05/25/2036	257	215
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%,09/25/2036	134	117
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.602%,04/10/2046 (D)(F)	343	320
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%,02/10/2048	980	987
Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Cl A4
3.818%,11/10/2048	435	457
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, Cl A5
3.616%,02/10/2049	540	560
COMM Mortgage Trust, Ser 2010-C1, Cl D
6.324%,07/10/2046 (D)(F)	740	784
COMM Mortgage Trust, Ser 2015-CR24, Cl A5
3.696%,08/10/2048	545	568
Commercial Mortgage Loan Trust, Ser 2008- LS1, Cl A1A
6.372%,12/10/2049 (F)	307	307
Commercial Mortgage Pass-Through Certificates, Ser 2013-SFS, Cl A1
1.873%,04/12/2035 (D)	285	280
Credit Suisse Mortgage Trust, Ser 2016-MFF, Cl D
5.827%,10/15/2018	268	270
CSAIL Commercial Mortgage Trust, Ser 2015- C4, Cl A4
3.808%,11/15/2048	520	545
CSMC, Ser 2010-6R, Cl 3A2
5.875%,01/26/2038 (D)	566	472
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
1.427%, VAR ICE LIBOR USD 1 Month+0.190%,12/25/2036	582	374
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
5.237%, VAR ICE LIBOR USD 1 Month+4.000%,08/25/2024	1,141	1,217
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN4, Cl M3
5.784%, VAR ICE LIBOR USD 1 Month+4.550%,10/25/2024	234	254

306	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M3
4.534%, VAR ICE LIBOR USD 1 Month+3.300%,10/25/2027	$280	$311
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%,07/25/2036	252	217
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
2.434%, VAR ICE LIBOR USD 1 Month+1.200%,07/25/2024	24	24
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
6.234%, VAR ICE LIBOR USD 1 Month+5.000%,11/25/2024	214	240
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
5.537%, VAR ICE LIBOR USD 1 Month+4.300%,02/25/2025	430	461
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
5.234%, VAR ICE LIBOR USD 1 Month+4.000%,05/25/2025	532	562
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
5.234%, VAR ICE LIBOR USD 1 Month+4.000%,05/25/2025	796	848
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
6.234%, VAR ICE LIBOR USD 1 Month+5.000%,07/25/2025	928	1,027
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
6.234%, VAR ICE LIBOR USD 1 Month+5.000%,07/25/2025	1,091	1,193
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 2M2
6.787%, VAR ICE LIBOR USD 1 Month+5.550%,04/25/2028	980	1,085
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
5.894%, VAR ICE LIBOR USD 1 Month+5.700%,04/25/2028	312	351
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 2M2
8.187%, VAR ICE LIBOR USD 1 Month+6.950%,08/25/2028	731	865
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 1M2
7.987%, VAR ICE LIBOR USD 1 Month+6.750%,08/25/2028	978	1,154

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities,Ser 2016-C02, Cl 1M2
7.237%, VAR ICE LIBOR USD 1 Month+6.000%,09/25/2028	$814	$943
FNMA Connecticut Avenue Securities,Ser 2016-C03, Cl 2M2
7.134%, VAR ICE LIBOR USD 1 Month+5.900%,10/25/2028	1,025	1,174
Great Wolf Trust, Ser 2017-WOLF, Cl A
2.090%, VAR LIBOR USD 1 Month+0.850%,09/15/2034 (D)	680	680
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%,12/10/2027 (D)	751	759
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
5.109%,01/10/2047 (D)(F)	955	816
H/2 Asset Funding, Ser 2015-1A
2.887%,06/24/2049	523	520
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
1.487%, VAR ICE LIBOR USD 1 Month+0.250%,03/25/2035	216	196
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
1.080%,09/15/2047 (F)	20,324	981
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%,07/15/2048	540	568
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C32, Cl C
4.818%,11/15/2048 (F)	849	843
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A1A
4.838%,07/15/2041 (D)(F)	248	248
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl AM
5.372%,05/15/2047	282	282
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AM
5.990%,02/12/2049 (F)	27	27
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%,08/15/2048	1,092	1,148
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-SGP, Cl A
2.927%, VAR LIBOR USD 1 Month+1.700%,07/15/2036 (D)	1,133	1,135
JPMorgan Mortgage Trust, Ser 2007-S3, Cl 1A8
6.000%,08/25/2037	224	199
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%,09/15/2039 (F)	356	284

SEI Institutional Managed Trust / Annual Report / September 30, 2017	307

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust, Ser 2014-2, Cl A2
2.767%,01/20/2041 (D)	$369	$369
LSTAR Commercial Mortgage Trust, Ser 2015-3, Cl A2
2.729%,04/20/2048 (D)(F)	910	913
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.458%,03/10/2049 (D)	971	961
Morgan Stanley Capital I Trust, Ser 2005-IQ9, Cl D
5.000%,07/15/2056	545	545
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl SNMA
3.177%, VAR LIBOR USD 1 Month+1.950%,11/15/2026 (D)	270	268
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl AFSA
3.097%, VAR LIBOR USD 1 Month+1.870%,08/15/2026 (D)	239	240
Morgan Stanley Capital I Trust, Ser 2016-UB12, Cl A4
3.596%,12/15/2049	835	868
RBSSP Resecuritization Trust, Ser 2009-7,Cl 10A3
6.000%,08/26/2037 (D)	811	722
RBSSP Resecuritization Trust, Ser 2010-9,Cl 7A6
6.000%,05/26/2037 (D)(F)	710	582
Starwood Retail Property Trust, Ser 2014,Cl A
2.447%, VAR LIBOR USD 1 Month+1.220%,11/15/2027 (D)	1,818	1,814
UBS-Barclays Commercial Mortgage Trust,Ser 2012-C4, Cl A5
2.850%,12/10/2045	596	603
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl A4
3.789%,09/15/2048	485	510
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl C
4.619%,09/15/2048 (F)	794	777
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.454%,11/15/2049 (F)	925	944
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
6.734%, VAR ICE LIBOR USD 1 Month+5.500%,11/25/2025 (D)	162	185
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
6.484%, VAR ICE LIBOR USD 1 Month+5.250%,11/25/2025 (D)	612	664

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2007-8, Cl 2A5
5.750%,07/25/2037	$126	$125
WFRBS Commercial Mortgage Trust, Ser 2013-C14, Cl A5
3.337%,06/15/2046	490	507

		44,094
Total Mortgage-Backed Securities (Cost $48,298) ($Thousands)		49,271

ASSET-BACKED SECURITIES — 2.7%
Automotive — 1.6%
Ally Auto Receivables Trust, Ser 2015-2, Cl A3
1.490%, 11/15/2019	282	282
Avis Budget Rental Car Funding AESOP, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (D)	435	435
Avis Budget Rental Car Funding AESOP, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (D)	594	600
Avis Budget Rental Car Funding AESOP, Ser 2016-1A, Cl A
2.990%, 06/20/2022 (D)	646	652
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	377	377
California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019	120	120
Chrysler Capital Auto Receivables Trust, Ser 2016-AA, Cl A3
1.770%, 10/15/2020 (D)	1,380	1,381
CPS Auto Receivables Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (D)	130	129
CPS Auto Receivables Trust, Ser 2017-A, Cl A
1.680%, 08/17/2020 (D)	459	458
Drive Auto Receivables Trust, Ser 2016-CA, Cl A3
1.670%, 11/15/2019 (D)	410	410
Enterprise Fleet Financing, Ser 2015-1, Cl A2
1.300%, 09/20/2020 (D)	145	145
Exeter Automobile Receivables Trust, Ser 2016-1A, Cl D
8.200%, 02/15/2023 (D)	440	464
Exeter Automobile Receivables Trust, Ser 2016-3A, Cl A
1.840%, 11/16/2020 (D)	270	270

308	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)

Exeter Automobile Receivables Trust, Ser 2017-2A, Cl A
2.110%, 06/15/2021 (D)	$599	$600
First Investors Auto Owner Trust, Ser 2016-2A, Cl A1
1.530%, 11/16/2020 (D)	473	472
Flagship Credit Auto Trust, Ser 2016-2, Cl D
8.560%, 11/15/2023 (D)	545	595
Flagship Credit Auto Trust, Ser 2016-4, Cl A2
1.960%, 02/16/2021 (D)	900	901
Flagship Credit Auto Trust, Ser 2016-4, Cl D
3.890%, 11/15/2022 (D)	450	455
Harley-Davidson Motorcycle Trust, Ser 2014-1, Cl A3
1.100%, 09/15/2019	55	55
Hertz Vehicle Financing II, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (D)	675	675
Hertz Vehicle Financing II, Ser 2015-1A, Cl B
3.520%, 03/25/2021 (D)	491	497
Hertz Vehicle Financing II, Ser 2015-2A, Cl A
2.020%, 09/25/2019 (D)	700	698
Hertz Vehicle Financing, Ser 2013-1A, Cl B2
2.480%, 08/25/2019 (D)	579	576
Hertz Vehicle Financing, Ser 2016-1A, Cl A
2.320%, 03/25/2020 (D)	974	973
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl E
2.980%, 04/15/2020 (D)	1,095	1,097
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl A2A
1.340%, 11/15/2019	261	261
Santander Drive Auto Receivables Trust, Ser 2017-3, Cl A2A
1.850%, 06/15/2020	532	532

		14,110
Credit Cards — 0.2%
Synchrony Credit Card Master Note Trust, Ser 2016-1, Cl A
2.040%, 03/15/2022	401	403
World Financial Network Credit Card Master Trust, Ser 2013-A, Cl A
1.610%, 12/15/2021	385	385
World Financial Network Credit Card Master Trust, Ser 2015-A, Cl A
1.714%, VAR LIBOR USD 1 Month+0.480%, 02/15/2022	571	572

		1,360

Other Asset-Backed Securities — 0.9%
Ally Master Owner Trust, Ser 2015-3, Cl A
1.630%, 05/15/2020	1,079	1,079

Description	Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)

Citi Held For Asset Issuance, Ser 2016-PM1, Cl A
4.650%, 04/15/2025 (D)		$127	$128
CNH Equipment Trust, Ser 2015-A, Cl A4
1.850%, 04/15/2021		673	674
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A1
1.650%, 05/15/2020 (D)		496	496
GMF Floorplan Owner Revolving Trust, Ser 2016-1, Cl A1
1.960%, 05/17/2021 (D)		986	987
Marlette Funding Trust, Ser 2016-1A, Cl A
3.060%, 01/17/2023 (D)		170	171
Marlette Funding Trust, Ser 2017-1A, Cl A
2.827%, 03/15/2024 (D)		333	335
Marlette Funding Trust, Ser 2017-2A, Cl A
2.390%, 07/15/2024 (D)		710	710
Prosper Marketplace Issuance Trust, Ser 2017-2A, Cl B
3.480%, 09/15/2023 (D)		260	261
SoFi Consumer Loan Program, Ser 2016-2A, Cl A
3.090%, 10/27/2025 (D)		405	409
SoFi Consumer Loan Program, Ser 2016-3, Cl A
3.050%, 12/26/2025 (D)		536	541
SoFi Consumer Loan Program, Ser 2017-2, Cl A
3.280%, 02/25/2026 (D)		552	560
SoFi Consumer Loan Program, Ser 2017-5, Cl A2
2.780%, 09/25/2026 (D)		780	780
Volvo Financial Equipment, Ser 2015-1A, Cl A3
1.510%, 06/17/2019 (D)		481	481
Wells Fargo Dealer Floorplan Master Note Trust, Ser 2015-1, Cl A
1.731%, VAR LIBOR USD 1 Month+0.500%, 01/20/2020		856	857

			8,469
Total Asset-Backed Securities (Cost $23,810) ($ Thousands)			23,939

SOVEREIGN DEBT — 1.8%
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2021	BRL	2,835	928
10.000%, 01/01/2027		6,200	1,989
Egypt Government International Bond MTN
6.125%, 01/31/2022 (D)		$291	301
Japan Government CPI Linked
0.100%, 03/10/2027	JPY	471,854	4,374

SEI Institutional Managed Trust / Annual Report / September 30, 2017	309

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Japan Treasury Discount Bill
-0.123%, 12/11/2017 (A)(G)	JPY	770,000	$6,842
Mexico Government International Bond MTN
4.125%, 01/21/2026		$707	745
Turkey Government International Bond
11.000%, 02/24/2027	TRY	3,945	1,130

Total Sovereign Debt (Cost $15,920) ($ Thousands)			16,309

Total Investments in Securities— 114.0% (Cost $999,563) ($ Thousands)			$1,014,679

	Shares

COMMON STOCK SOLD SHORT— (13.1)%
Consumer Discretionary — (8.7)%
Adient		(6,972)	(586)
Adtalem Global Education		(1,547)	(56)
Advance Auto Parts		(1,129)	(112)
Amazon.com, Cl A *		(6,140)	(5,903)
American Axle & Manufacturing Holdings *		(7,300)	(128)
American Outdoor Brands *		(4,300)	(66)
Aramark		(7,548)	(307)
Autonation *		(629)	(30)
Autozone *		(498)	(296)
Bed Bath & Beyond		(2,978)	(70)
Belmond, Cl A *		(1,878)	(26)
Best Buy		(4,378)	(249)
Big Lots		(500)	(27)
Bloomin’ Brands		(3,680)	(65)
Bob Evans Farms		(450)	(35)
BorgWarner		(16,805)	(861)
Boyd Gaming		(4,100)	(107)
Bright Horizons Family Solutions *		(1,977)	(170)
Brinker International		(2,177)	(69)
Brunswick		(4,879)	(273)
Buffalo Wild Wings *		(677)	(72)
Burlington Stores *		(1,129)	(108)
Caesars Acquisition, Cl A *		(2,653)	(57)
CalAtlantic Group		(4,474)	(164)
Callaway Golf		(6,133)	(89)
CarMax *		(2,966)	(225)
Carnival		(13,527)	(873)
Carter’s		(2,855)	(282)
Cavco Industries *		(200)	(30)
Cheesecake Factory		(1,900)	(80)
Chipotle Mexican Grill, Cl A *		(894)	(275)
Choice Hotels International		(1,450)	(93)
Churchill Downs		(600)	(124)
Coach		(14,880)	(599)
Columbia Sportswear		(1,827)	(113)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Cooper Tire & Rubber	(4,943)	$(185)
Cooper-Standard Holdings *	(1,350)	(157)
Cracker Barrel Old Country Store	(827)	(125)
Dana	(11,700)	(327)
Darden Restaurants	(3,685)	(290)
Dave & Buster’s Entertainment *	(1,600)	(84)
Deckers Outdoor *	(1,977)	(135)
Delphi Automotive	(22,170)	(2,182)
Dick’s Sporting Goods	(829)	(22)
Dollar General	(3,890)	(315)
Dollar Tree *	(3,382)	(294)
Domino’s Pizza	(1,503)	(298)
Dorman Products *	(2,100)	(150)
DR Horton	(18,314)	(731)
Dunkin’ Brands Group	(2,388)	(127)
Eldorado Resorts *	(2,666)	(68)
Ethan Allen Interiors	(900)	(29)
Expedia	(1,973)	(284)
Foot Locker, Cl A	(2,578)	(91)
Ford Motor	(306,733)	(3,672)
Fox Factory Holding *	(1,322)	(57)
GameStop, Cl A	(977)	(20)
Gap	(3,900)	(115)
Garmin	(6,540)	(353)
General Motors	(114,125)	(4,608)
Gentex	(21,956)	(435)
Gentherm *	(2,800)	(104)
Genuine Parts	(2,959)	(283)
G-III Apparel Group *	(2,350)	(68)
Goodyear Tire & Rubber	(19,979)	(664)
Graham Holdings, Cl B	(111)	(65)
Grand Canyon Education *	(1,727)	(157)
H&R Block	(7,300)	(193)
Hanesbrands	(20,291)	(500)
Harley-Davidson, Cl A	(13,527)	(652)
Hasbro	(5,723)	(559)
Helen of Troy *	(1,500)	(145)
Hilton Grand Vacations *	(2,750)	(106)
Hilton Worldwide Holdings	(6,281)	(436)
Home Depot	(18,638)	(3,048)
Houghton Mifflin Harcourt *	(2,650)	(32)
Hyatt Hotels, Cl A *	(800)	(49)
ILG	(4,900)	(131)
Installed Building Products *	(678)	(44)
International Game Technology	(3,700)	(91)
International Speedway, Cl A	(650)	(23)
iRobot *	(1,578)	(122)
J.C. Penney *	(3,978)	(15)
Jack in the Box	(1,150)	(117)
KB Home	(5,035)	(121)
Kohl’s	(2,855)	(130)
L Brands	(3,827)	(159)

310	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
La Quinta Holdings *	(1,850)	$(32)
Las Vegas Sands	(13,319)	(855)
La-Z-Boy, Cl Z	(3,327)	(90)
LCI Industries	(1,777)	(206)
Lear	(5,619)	(973)
Leggett & Platt	(7,440)	(355)
Lennar, Cl A	(10,250)	(541)
Liberty Expedia Holdings, Cl A *	(629)	(33)
Liberty Interactive QVC Group, Cl A *	(7,024)	(166)
Liberty Ventures, Ser A *	(1,272)	(73)
Lithia Motors, Cl A	(278)	(33)
LKQ *	(5,255)	(189)
Lowe’s	(13,385)	(1,070)
lululemon athletica *	(5,139)	(320)
M/I Homes *	(1,128)	(30)
Macy’s	(5,178)	(113)
Marriott International, Cl A	(10,772)	(1,188)
Marriott Vacations Worldwide	(976)	(122)
Mattel	(18,350)	(284)
McDonald’s	(26,936)	(4,220)
MDC Holdings	(2,928)	(97)
Meritage Homes *	(2,728)	(121)
MGM Mirage	(16,909)	(551)
Michael Kors Holdings *	(8,720)	(417)
Michaels *	(1,200)	(26)
Modine Manufacturing *	(2,228)	(43)
Mohawk Industries *	(3,429)	(849)
Motorcar Parts of America *	(1,150)	(34)
Murphy USA *	(400)	(28)
NetFlix *	(6,079)	(1,102)
Newell Brands, Cl B	(25,597)	(1,092)
Nike, Cl B	(72,527)	(3,761)
Nordstrom	(2,200)	(104)
Norwegian Cruise Line Holdings *	(5,600)	(303)
NVR *	(211)	(602)
Office Depot	(5,928)	(27)
O’Reilly Automotive *	(1,546)	(333)
Oxford Industries, Cl A	(476)	(30)
Papa John’s International, Cl A	(1,142)	(83)
Penn National Gaming *	(2,572)	(60)
Planet Fitness, Cl A	(2,237)	(60)
Polaris Industries	(3,218)	(337)
Pool	(750)	(81)
Priceline Group *	(757)	(1,386)
PulteGroup	(17,117)	(468)
PVH	(4,422)	(557)
Ralph Lauren, Cl A	(3,174)	(280)
Red Rock Resorts, Cl A	(4,006)	(93)
Ross Stores	(6,500)	(420)
Royal Caribbean Cruises	(6,139)	(728)
Sally Beauty Holdings *	(1,228)	(24)
Scientific Games, Cl A *	(1,278)	(59)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
SeaWorld Entertainment	(1,400)	$(18)
Service International	(6,550)	(226)
ServiceMaster Global Holdings *	(5,128)	(240)
Signet Jewelers	(1,250)	(83)
Six Flags Entertainment	(1,934)	(118)
Skechers U.S.A., Cl A *	(7,222)	(181)
Sotheby’s *	(1,622)	(75)
Standard Motor Products	(1,493)	(72)
Starbucks	(46,821)	(2,515)
Steven Madden *	(3,677)	(159)
Stoneridge *	(1,578)	(31)
Superior Industries International	(1,128)	(19)
Target, Cl A	(8,012)	(473)
Taylor Morrison Home, Cl A *	(2,933)	(65)
Tempur-Pedic International *	(2,601)	(168)
Tenneco	(4,750)	(288)
Tesla *	(10,096)	(3,444)
Texas Roadhouse, Cl A	(2,388)	(117)
Thor Industries	(3,685)	(464)
Tiffany	(1,713)	(157)
TJX	(9,885)	(729)
Toll Brothers	(8,720)	(362)
TopBuild *	(2,336)	(152)
Tower International	(927)	(25)
Tractor Supply	(2,076)	(131)
TRI Pointe Group *	(8,628)	(119)
TripAdvisor *	(1,822)	(74)
Tupperware Brands	(2,877)	(178)
Ulta Beauty *	(976)	(221)
Under Armour, Cl C *	(10,128)	(152)
Universal Electronics *	(400)	(25)
Vail Resorts	(1,197)	(273)
VF	(19,624)	(1,248)
Vista Outdoor *	(4,200)	(96)
Visteon *	(2,678)	(332)
Wayfair, Cl A *	(676)	(46)
Wendy’s	(7,600)	(118)
Whirlpool	(4,006)	(739)
Williams-Sonoma	(829)	(41)
Winnebago Industries	(2,550)	(114)
Wolverine World Wide	(5,139)	(148)
Wyndham Worldwide	(4,110)	(433)
Wynn Resorts	(2,491)	(371)
Yum China Holdings *	(11,108)	(444)
Yum! Brands	(10,822)	(797)

		(77,118)

Information Technology — (2.8)%
Advanced Energy Industries *	(427)	(34)
Advanced Micro Devices *	(7,922)	(101)
Amphenol, Cl A	(4,360)	(369)
Analog Devices	(4,221)	(364)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	311

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Apple	(37,943)	$(5,848)
Applied Materials	(12,331)	(642)
Arista Networks *	(876)	(166)
ARRIS International *	(3,250)	(93)
Arrow Electronics, Cl A *	(2,328)	(187)
Avnet	(2,720)	(107)
AVX	(4,693)	(86)
Belden	(350)	(28)
Broadcom	(4,538)	(1,101)
Brocade Communications Systems	(10,450)	(125)
Cavium *	(800)	(53)
CDW	(4,412)	(291)
Ciena *	(1,000)	(22)
Cirrus Logic *	(550)	(29)
Cisco Systems	(57,969)	(1,949)
Cognex	(1,229)	(136)
Coherent *	(229)	(54)
CommScope Holding *	(2,300)	(76)
Corning, Cl B	(11,627)	(348)
Cray *	(1,172)	(23)
Cypress Semiconductor	(2,600)	(39)
Diebold Nixdorf	(2,850)	(65)
Dolby Laboratories, Cl A	(579)	(33)
Electronics For Imaging *	(1,900)	(81)
Entegris *	(1,150)	(33)
ePlus *	(1,554)	(144)
F5 Networks, Cl A *	(950)	(115)
First Solar *	(989)	(45)
Flir Systems	(950)	(37)
Harris	(2,029)	(267)
Hewlett Packard Enterprise	(23,048)	(339)
HP	(22,942)	(458)
II-VI *	(728)	(30)
Infinera *	(4,199)	(37)
Integrated Device Technology *	(1,050)	(28)
Intel	(54,500)	(2,075)
InterDigital	(327)	(24)
IPG Photonics *	(278)	(51)
Jabil	(3,450)	(99)
Juniper Networks	(7,350)	(205)
Keysight Technologies *	(3,027)	(126)
KLA-Tencor	(2,250)	(239)
Lam Research	(1,890)	(350)
Littelfuse	(200)	(39)
Lumentum Holdings *	(579)	(31)
MACOM Technology Solutions Holdings *	(1)	—
Marvell Technology Group	(5,800)	(104)
Maxim Integrated Products	(3,678)	(175)
Microchip Technology	(2,827)	(254)
Micron Technology *	(12,198)	(480)
Microsemi *	(1,728)	(89)
MKS Instruments	(476)	(45)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Monolithic Power Systems	(300)	$(32)
Motorola Solutions	(2,300)	(195)
National Instruments	(800)	(34)
NCR *	(2,850)	(107)
NetApp	(6,112)	(267)
NETGEAR *	(1,800)	(86)
NetScout Systems *	(650)	(21)
Nvidia	(6,693)	(1,197)
NXP Semiconductors *	(3,800)	(430)
ON Semiconductor *	(6,178)	(114)
Palo Alto Networks *	(934)	(135)
Plexus *	(450)	(25)
Pure Storage, Cl A *	(2,200)	(35)
Qorvo *	(1,557)	(110)
Qualcomm	(16,389)	(850)
Sanmina *	(778)	(29)
Scansource *	(2,000)	(87)
Skyworks Solutions	(2,378)	(242)
Stratasys *	(1,278)	(30)
Super Micro Computer *	(3,350)	(74)
SYNNEX	(1,573)	(199)
Tech Data *	(1,827)	(162)
Teradyne	(3,277)	(122)
Texas Instruments	(12,532)	(1,123)
Trimble *	(3,374)	(132)
Universal Display	(422)	(54)
USA Technologies *	(6,028)	(38)
VeriFone Holdings *	(3,472)	(70)
Versum Materials	(850)	(33)
Viasat *	(650)	(42)
Viavi Solutions *	(2,450)	(23)
Western Digital	(3,841)	(332)
Xerox	(5,125)	(171)
Xilinx	(3,400)	(241)
Zebra Technologies, Cl A *	(950)	(103)

		(25,314)

Materials — (1.5)%
Air Products & Chemicals	(3,694)	(559)
Albemarle	(1,700)	(232)
Alcoa	(2,528)	(118)
Allegheny Technologies	(1,350)	(32)
AptarGroup	(1,200)	(104)
Ashland Global Holdings	(1,200)	(78)
Avery Dennison	(1,728)	(170)
Axalta Coating Systems *	(2,800)	(81)
Balchem	(350)	(28)
Ball	(5,700)	(235)
Bemis	(800)	(36)
Berry Global Group *	(1,977)	(112)
Cabot	(553)	(31)
Carpenter Technology	(678)	(33)

312	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Celanese, Cl A	(2,000)	$(209)
CF Industries Holdings	(3,450)	(121)
Chemours	(2,699)	(137)
Commercial Metals, Cl A	(1,278)	(24)
Compass Minerals International, Cl A	(350)	(23)
Crown Holdings *	(2,543)	(152)
Domtar	(650)	(28)
DowDuPont	(37,110)	(2,569)
Eagle Materials	(927)	(99)
Eastman Chemical	(2,491)	(225)
Ecolab	(4,683)	(602)
FMC	(2,024)	(181)
Freeport-McMoRan, Cl B *	(23,098)	(324)
Graphic Packaging Holding	(6,100)	(85)
H.B. Fuller	(579)	(34)
Hecla Mining	(4,350)	(22)
Huntsman	(3,786)	(104)
Ingevity *	(476)	(30)
International Flavors & Fragrances	(1,350)	(193)
International Paper	(6,778)	(385)
Louisiana-Pacific *	(1,326)	(36)
LyondellBasell Industries, Cl A	(4,995)	(495)
Martin Marietta Materials, Cl A	(979)	(202)
Minerals Technologies	(350)	(25)
Monsanto	(6,920)	(829)
Mosaic	(5,139)	(111)
NewMarket	(427)	(182)
Newmont Mining	(7,682)	(288)
Nucor	(4,906)	(275)
Olin	(2,250)	(77)
Owens-Illinois *	(1,547)	(39)
Packaging Corp of America	(1,401)	(161)
Platform Specialty Products *	(1,977)	(22)
PolyOne	(778)	(31)
PPG Industries	(3,902)	(424)
Praxair	(5,723)	(800)
Reliance Steel & Aluminum	(1,298)	(99)
Royal Gold, Cl A	(1,279)	(110)
RPM International	(2,228)	(114)
Scotts Miracle-Gro, Cl A	(877)	(85)
Sealed Air	(3,550)	(152)
Sensient Technologies	(1,653)	(127)
Sherwin-Williams, Cl A	(1,280)	(458)
Silgan Holdings	(900)	(26)
Sonoco Products	(2,720)	(137)
Southern Copper	(2,200)	(87)
Steel Dynamics	(3,678)	(127)
Summit Materials, Cl A *	(1,128)	(36)
Trecora Resources *	(4,370)	(58)
United States Steel	(2,400)	(62)
Valvoline	(3,294)	(77)
Vulcan Materials	(2,128)	(255)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Westlake Chemical	(427)	$(35)
WestRock	(3,777)	(214)
Worthington Industries	(579)	(27)
WR Grace	(1,279)	(92)

		(13,771)

Total Common Stock Sold Short
(Proceeds $106,754) ($ Thousands)		(116,203)

Total Investments in Securities Sold
Short — (13.1)%
(Proceeds $106,754) ($ Thousands)		$(116,203)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	313

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
CBT Wheat **	377	Dec-2017	$9,098	$8,450	$(648)
Coffee **	162	Dec-2017	8,686	7,779	(907)
Coffee Robusta **	(140)	Nov-2017	(2,954)	(2,755)	199
Copper **	120	Dec-2017	8,814	8,865	51
Corn **	592	Dec-2017	11,567	10,515	(1,052)
Cotton No. 2 **	(130)	Mar-2018	(4,524)	(4,406)	118
Cotton No. 2 **	40	Dec-2017	1,492	1,369	(123)
Crude Oil **	34	Nov-2017	1,760	1,766	6
Euro-Bobl	(145)	Dec-2017	(22,776)	(22,487)	98
Feeder Cattle **	(19)	Oct-2017	(1,333)	(1,446)	(113)
Feeder Cattle **	(59)	Jan-2018	(4,438)	(4,470)	(32)
Gold **	186	Dec-2017	23,153	23,897	744
ICE Brent Crude **	(77)	Oct-2017	(4,328)	(4,373)	(45)
ICE Brent Crude **	234	Dec-2017	12,763	13,242	479
Japanese 10-Year Bond	(3)	Dec-2017	(4,179)	(4,007)	19
KC HRW Wheat **	(148)	Mar-2018	(3,348)	(3,406)	(58)
KC HRW Wheat **	312	Dec-2017	7,140	6,907	(233)
Lean Hogs **	(81)	Dec-2017	(1,925)	(1,942)	(17)
Lean Hogs **	101	Feb-2018	2,622	2,628	6
Live Cattle **	200	Dec-2017	9,030	9,220	190
LME Aluminum **	280	Nov-2017	14,211	14,623	412
LME Nickel **	26	Nov-2017	1,769	1,632	(137)
LME Zinc **	(56)	May-2018	(4,269)	(4,392)	(123)
LME Zinc **	57	Dec-2018	4,251	4,358	107
LME Zinc **	69	Nov-2017	4,731	5,465	734
MSCI EAFE Index E-MINI	(134)	Dec-2017	(13,117)	(13,255)	(138)
Natural Gas **	210	Jan-2018	6,945	6,928	(17)
Natural Gas **	238	Oct-2017	7,254	7,157	(97)
NY Harbor ULSD **	68	Oct-2017	4,715	5,169	454
NY Harbor ULSD **	21	Dec-2017	1,405	1,593	188
Palladium **	(31)	Dec-2017	(2,873)	(2,904)	(31)
Platinum **	64	Jan-2018	3,185	2,930	(255)
RBOB Gasoline **	91	Nov-2017	5,728	6,081	353
S&P 500 Index E-MINI	(208)	Dec-2017	$(25,943)	$(26,167)	$(224)
Silver **	95	Dec-2017	7,987	7,921	(66)
Soybean **	225	Nov-2017	10,751	10,893	142
Soybean Meal **	157	Dec-2017	4,921	4,958	37
Soybean Oil **	224	Dec-2017	4,421	4,411	(10)
Sugar No. 11 **	452	Feb-2018	7,472	7,138	(334)
U.S. 2-Year Treasury Note	(262)	Jan-2018	(56,678)	(56,514)	164
U.S. 5-Year Treasury Note	112	Dec-2017	13,232	13,160	(72)
U.S. 10-Year Treasury Note	(199)	Dec-2017	(25,166)	(24,937)	229
U.S. Ultra Long Treasury Bond	(5)	Dec-2017	(835)	(826)	9
WTI Crude Oil **	273	Nov-2017	13,564	14,106	542

			$33,981	$34,874	$549

314	SEI Institutional Managed Trust / Annual Report / September 30, 2017

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	11/03/17	BRL	5,169	USD	1,611	$(16)
Barclays PLC	10/26/17	JPY	1,300,000	USD	11,677	111
BNP Paribas	10/04/17	USD	618	EUR	522	–
BNP Paribas	11/30/17	NZD	1,327	AUD	1,220	(2)
BNP Paribas	12/01/17	GBP	1,003	USD	1,358	11
Brown Brothers Harriman	10/04/17	USD	156	EUR	132	–
Brown Brothers Harriman	10/04/17	EUR	791	USD	942	7
Brown Brothers Harriman	10/04/17	EUR	142	USD	167	(1)
Brown Brothers Harriman	10/17/17	USD	62	TRY	217	(1)
Brown Brothers Harriman	11/30/17	NZD	225	USD	163	–
Brown Brothers Harriman	12/13/17	USD	888	SEK	7,091	(15)
Citigroup	10/04/17	EUR	477	USD	547	(17)
Citigroup	10/06/17	USD	908	MXN	16,374	(7)
Citigroup	10/26/17	KRW	1,814,144	USD	1,623	37
Citigroup	11/10/17	CAD	5,182	USD	4,136	(9)
Citigroup	11/22/17	USD	1,824	RUB	105,346	(12)
Citigroup	11/22/17	TWD	48,289	USD	1,593	(2)
Credit Suisse First Boston	10/03/17	BRL	5,169	USD	1,623	(11)
Credit Suisse First Boston	10/26/17	USD	1,134	MYR	4,871	20
Credit Suisse First Boston	10/26/17	MYR	4,875	USD	1,166	10
Credit Suisse First Boston	12/13/17	SEK	7,201	USD	891	5
Deutsche Bank	10/04/17	EUR	582	USD	667	(22)
Deutsche Bank	11/30/17	AUD	2,756	USD	2,200	40
JPMorgan Chase Bank	10/17/17	USD	569	TRY	1,981	(15)
JPMorgan Chase Bank	11/22/17	USD	1,608	TWD	48,263	(14)
Morgan Stanley	12/01/17	USD	1,193	GBP	877	(15)
RBS	11/10/17	USD	1,227	CAD	1,500	(27)
RBS	12/13/17	USD	861	NOK	6,722	(15)
Standard Chartered	10/06/17	USD	932	MXN	16,495	(24)

						$16

A list of the open OTC swap agreements held by the Fund at September 30, 2017 is as follows:

Interest Rate Swap
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments ($ Thousands)	Net Unrealized (Depreciation) ($ Thousands)

JPMorgan Chase	2.8325%	3-MONTH USD - LIBOR	Quarterly	04/12/2042	USD	$480	$(35)	$–	$(35)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	315

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund (Continued)

Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	$(634)	$(96)	$(54)	$(42)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(835)	(127)	(67)	(60)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(261)	(39)	(18)	(21)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(65)	(9)	(7)	(2)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(32)	(5)	(3)	(2)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(16)	(3)	(1)	(2)
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(33)	(5)	(4)	(1)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(194)	(30)	(18)	(12)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(32)	(5)	(3)	(2)
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(201)	(30)	(27)	(3)
Goldman Sachs	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	964	1	13	(12)
Credit Suisse	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	2,641	4	34	(30)
Citibank	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	73	–	1	(1)
Credit Suisse	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	25	–	–	–
Deutsche Bank	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	881	1	12	(11)
Deutsche Bank	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	3,320	5	36	(31)
Deutsche Bank	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	996	2	11	(9)
Goldman Sachs	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	216	–	2	(2)
Credit Suisse	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(812)	(123)	(55)	(68)
Credit Suisse	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(227)	(34)	(16)	(18)
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Quarterly	05/11/2063	(1,324)	(196)	2	(198)
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(1,093)	(166)	(80)	(86)
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(42)	(6)	(2)	(4)
Citibank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(254)	(38)	(35)	(3)
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(329)	(50)	(47)	(3)
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(113)	(17)	(14)	(3)
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(330)	(50)	(38)	(12)
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(222)	(34)	(25)	(9)
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(727)	(110)	(88)	(22)
Citibank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(240)	(36)	(34)	(2)
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(112)	(16)	(13)	(3)
Credit Suisse	CMBX-A-.6	Sell	2.00%	Monthly	05/11/2063	(1,305)	(77)	(31)	(46)
Citibank	Sprint Comminications	Buy	5.00%	Quarterly	06/20/2019	793	(63)	(17)	(46)
Citibank	Sprint Comminications	Buy	5.00%	Quarterly	06/20/2019	692	(55)	(15)	(40)

							$(1,407)	$(601)	$(806)

316	SEI Institutional Managed Trust / Annual Report / September 30, 2017

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2017 is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
1.60%	3-MONTH USD - LIBOR	Quarterly	10/25/2026	USD	6,110	$310	$–	$310
1.66%	3-MONTH USD - LIBOR	Quarterly	11/08/2026	USD	1,490	73	–	73
1.67%	3-MONTH USD - LIBOR	Quarterly	11/09/2026	USD	1,490	71	–	71
2.293%	3-MONTH USD - LIBOR	Quarterly	08/04/2025	USD	2,717	(22)	–	(22)
1.99%	3-MONTH USD - LIBOR	Quarterly	04/21/2025	USD	2,760	20	–	20
2.31%	3-MONTH USD - LIBOR	Quarterly	05/18/2025	USD	2,820	(44)	–	(44)
2.49%	3-MONTH USD - LIBOR	Quarterly	06/09/2025	USD	1,710	(48)	–	(48)
3-MONTH USD - LIBOR	3.3105%	Semi-Annual	05/06/2034	USD	1,510	192	–	192
2.631%	3-MONTH USD -LIBOR	Quarterly	11/10/2035	USD	2,970	(80)	–	(80)
3-MONTH USD - LIBOR	1.96%	Semi-Annual	10/25/2046	USD	710	(88)	–	(88)
0.241%	6-MONTH JPY - LIBOR	Semi-Annual	08/29/2027	JPY	1,316,770	66	–	66
2.44%	3-MONTH USD - LIBOR	Quarterly	04/04/2027	USD	10,400	(228)	–	(228)
7.09%	28-DAY MXN - TIIE	Monthly	06/14/2027	MXN	6,572	(1)	–	(1)
2.3545%	3-MONTH USD - LIBOR	Quarterly	07/12/2027	USD	2,140	(16)	–	(16)
3-MONTH USD - LIBOR	1.28%	Semi-Annual	10/25/2021	USD	1,465	(34)	–	(34)
3-MONTH NZD - BKBM	2.94%	Semi-Annual	03/31/2022	NZD	7,850	64	–	64
3-MONTH SEK -STIBOR	0.34%	Annual	03/31/2022	SEK	38,480	6	–	6
1.69%	3-MONTH USD - LIBOR	Quarterly	08/06/2020	USD	10,830	38	–	38
3-MONTH USD - LIBOR	1.54%	Semi-Annual	02/27/2019	USD	13,065	(16)	–	(16)
1.567%	3-MONTH USD -LIBOR	Quarterly	04/01/2020	USD	5,135	29	–	29
28-DAY MXN -TIIE	6.77%	Monthly	06/22/2020	MXN	18,035	(3)	–	(3)
3-MONTH USD -LIBOR	2.63%	Semi-Annual	05/29/2024	USD	1,990	77	–	77
2.674%	3-MONTH USD - LIBOR	Quarterly	07/10/2024	USD	2,570	(96)	–	(96)
3-MONTH USD - LIBOR	2.668%	Semi-Annual	07/18/2024	USD	2,060	75	–	75
2.63%	3-MONTH USD -LIBOR	Quarterly	05/23/2024	USD	3,980	(155)	–	(155)
2.9795%	3-MONTH USD - LIBOR	Quarterly	01/14/2024	USD	2,630	(146)	–	(146)
2.8885%	3-MONTH USD - LIBOR	Quarterly	02/14/2024	USD	2,310	(112)	–	(112)
2.817%	3-MONTH USD - LIBOR	Quarterly	04/28/2024	USD	3,520	(185)	–	(185)

						$(253)	$–	$(253)

A list of the open reverse repurchase agreements held by the Fund at September 30, 2017 is as follows:

Principal Amount ($ Thousands)	Counterparty	Rate	Maturity	Value ($ Thousands)
$(38,511)	Chase Securities	1.28%	10/16/2017	$(38,511)
(35,063)	Chase Securities	1.28%	10/19/2017	(35,063)
(28,879)	Chase Securities	1.25%	10/12/2017	(28,879)
(6,045)	Chase Securities	1.22%	Open Ended	(6,045)
(2,994)	Chase Securities	1.12%	Open Ended	(2,994)
(18,360)	Chase Securities	1.08%	Open Ended	(18,360)
(21,408)	Chase Securities	1.08%	Open Ended	(21,408)
(8,285)	Merrill Lynch	1.35%	10/10/2017	(8,285)

				$(159,545)

Percentages are based on Net Assets of $889,697 ($ Thousands).

*	Non-income producing security.
**	Security, or a portion thereof, is held by the Inflation Commodity Strategy Subsidiary, Ltd. as of September 30, 2017.
‡	Real Estate Investment Trust.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Security, or a portion thereof, has been pledged as collateral on open swap agreements.

(C)	Security, or a portion thereof, has been pledged as collateral on securities sold short.
(D)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $55,373 ($ Thousands), representing 6.2% of the Net Assets of the Fund.
(E)	Security is in default on interest payment.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(G)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.
(H)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	317

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Inflation Managed Fund (Concluded)

AUD — Australian Dollar

BKBM — Bank Bill Reference Rate

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CMO — Collateralized Mortgage Obligation

CPI — Consumer Price Index

EAFE — Europe, Australasia and Far East

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

HRW — Hard Red Winter

ICE — Intercontinental Exchange

IO — Interest Only

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

OTC — Over-the-Counter

PLC — Public Limited Company

RUB — Russian Ruble

S&P— Standard & Poor’s

SEK — Swedish Krona

Ser — Series

STIBOR — Stockholm Interbank Offered Rate

TIIE — Interbank Equilibrium Interest Rate

TRY — New Turkish Lira

TWD — Taiwanese Dollar

ULSD — Ultra-Low-Sulfur Diesel

USD — United States Dollar

VAR — Variable Rate

WTI — West Texas Intermediate

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$598,870	$–	$598,870
Common Stock	256,341	–	–	256,341
Corporate Obligations	–	69,949	–	69,949
Mortgage-Backed Securities	–	49,271	–	49,271
Asset-Backed Securities	–	23,939	–	23,939
Sovereign Debt	–	16,309	–	16,309

Total Investments in Securities	$256,341	$758,338	$–	$1,014,679

Securities Sold Short	Level 1	Level 2	Level 3	Total

Common Stock	$(116,203)	$–	$–	$(116,203)

Total Securities Sold Short	$(116,203)	$–	$–	$(116,203)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$5,281	$—	$—	$5,281
Unrealized Depreciation	(4,732)	—	—	(4,732)
Forwards Contracts *
Unrealized Appreciation	—	241	—	241
Unrealized Depreciation	—	(225)	—	(225)
OTC Swaps
Interest Rate Swap *
Unrealized Depreciation	—	(35)	—	(35)
Credit Default Swaps *
Unrealized Depreciation	—	(806)	—	(806)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	1,021	—	1,021
Unrealized Depreciation	—	(1,274)	—	(1,274)
Reverse Repurchase
Agreements	—	(159,545)	—	(159,545)

Total Other Financial Instruments	$549	$(160,623)	$—	$(160,074)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

318	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Capital Stability Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 50.7%
U.S. Treasury Bills
1.033%, 11/09/2017 (A)	$ 73,350	$ 73,276
1.013%, 11/16/2017 (A)	73,670	73,581
0.993%, 11/24/2017 (A)	73,827	73,719
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	2,801	3,810
3.625%, 04/15/2028	1,841	2,410
3.375%, 04/15/2032	682	940
2.500%, 01/15/2029	2,869	3,463
2.375%, 01/15/2025	4,201	4,799
2.375%, 01/15/2027	2,545	2,976
2.125%, 01/15/2019	2,402	2,477
2.125%, 02/15/2040	1,420	1,787
2.125%, 02/15/2041	1,433	1,813
2.000%, 01/15/2026	3,086	3,471
1.875%, 07/15/2019	2,715	2,828
1.750%, 01/15/2028	2,524	2,825
1.375%, 01/15/2020	1,349	1,397
1.375%, 02/15/2044	3,371	3,719
1.250%, 07/15/2020	3,437	3,582
1.125%, 01/15/2021	5,206	5,413
1.000%, 02/15/2046	2,356	2,390
0.875%, 02/15/2047	1,741	1,715
0.750%, 02/15/2042	2,634	2,544
0.750%, 02/15/2045	3,195	3,048
0.625%, 07/15/2021	3,697	3,800
0.625%, 01/15/2024	4,999	5,104
0.625%, 01/15/2026	6,360	6,446
0.625%, 02/15/2043	2,097	1,959
0.375%, 07/15/2023	7,001	7,092
0.375%, 07/15/2025	5,122	5,123
0.375%, 01/15/2027	4,849	4,790
0.375%, 07/15/2027	3,119	3,089
0.250%, 01/15/2025	4,400	4,356
0.125%, 04/15/2019	7,307	7,335
0.125%, 04/15/2020	7,436	7,473
0.125%, 04/15/2021	7,506	7,529
0.125%, 01/15/2022	7,787	7,811
0.125%, 04/15/2022	4,539	4,539
0.125%, 07/15/2022	5,596	5,622
0.125%, 01/15/2023	7,004	6,987
0.125%, 07/15/2024	6,507	6,441

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.125%, 07/15/2026	$4,473	$4,350

Total U.S. Treasury Obligations (Cost $377,180) ($ Thousands)		377,829

SOVEREIGN DEBT — 21.4%
Japan Treasury Discount Bill
-0.201%, 12/11/2017 (A)(B)	JPY 14,324,000	127,283
Japanese Government CPI Linked Bond
0.100%, 03/10/2026	3,468,022	32,031

Total Sovereign Debt (Cost $167,037) ($ Thousands)		159,314

U.S. GOVERNMENT AGENCY OBLIGATION — 2.8%
FHLMC
1.375%, 05/01/2020	$20,969	20,855

Total U.S. Government Agency Obligation (Cost $20,850) ($ Thousands)		20,855

Total Investments in Securities— 74.9% (Cost $565,067) ($ Thousands)		$557,998

	Contracts
PURCHASED OPTIONS* — 0.0%

Total Purchased Options (C) (Cost $329) ($ Thousands)	2,364,395	$227

WRITTEN OPTIONS* — 0.0%

Total Written Options (C) (Premiums Received $471) ($ Thousands)	(10,464,395)	$(192)

SEI Institutional Management Trust / Annual Report / September 30, 2017	319

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Capital Stability Fund (Continued)

A list of the open exchange traded options contracts held by the Fund at September 30, 2017, is as follows:

Description	Number of Contracts	Notional Amount ($ Thousands)	Exercise Price	Expiration Date	Value ($ Thousands)
PURCHASED OPTION — 0.0%

Call Options
SPDR S&P 500 ETF Trust*	1,195	$ 73	$253.00	10/21/17	$ 99

WRITTEN OPTION — 0.0%

Put Options
SPDR S&P 500 ETF Trust*	(1,195)	$ (71)	237.00	10/21/17	$ (21)

A list of the open OTC options contracts held by the Fund at September 30, 2017, is as follows:

Description	Counterparty	Number of Contracts	Notional Amount ($ Thousands)	Exercise Price	Expiration Date	Value ($ Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
August 2018, MXN Call, USD Put*	Credit Suisse First Boston	1,800,000	$30	$17.50	08/18/18	$21

Call Options
iShares MSCI Emerging Markets ETF*	Deutsche Bank	563,200	226	47.00	11/18/17	107

Total Purchased Option			$256			$128

WRITTEN OPTIONS — 0.0%

Put Options
iShares MSCI Emerging Markets ETF*	Deutsche Bank	(563,200)	$(231)	41.50	11/18/17	$(130)
October 2017, RUB Put, USD Call*	Citigroup	(3,500,000)	(108)	77.62	10/21/17	–

			(339)			(130)

Call Options
August 2018, USD Call, MXN Put*	Credit Suisse First Boston	(1,800,000)	(35)	22.00	08/18/18	(24)
November 2017, MXN Put, CAD Call*	Goldman Sachs	(4,600,000)	(26)	15.00	11/18/17	(17)

			(61)			(41)

Total Written Option			$(400)			$(171)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

Canadian 10-Year Bond	186	Dec-2017	$20,396	$20,122	$(342)
Japanese 10-Year Bond	(17)	Dec-2017	(23,681)	(22,706)	108
Long Gilt 10-Year Bond	80	Dec-2017	13,010	13,296	(307)
MSCI EAFE Index E-MINI	500	Dec-2017	$49,290	$49,460	$170
S&P 500 Index E-MINI	478	Dec-2017	58,909	60,135	1,226
S&P TSX 60 Index	36	Dec-2017	5,202	5,289	242
U.S. 10-Year Treasury Note	364	Dec-2017	46,100	45,614	(486)
U.S. 5-Year Treasury Note	217	Dec-2017	25,664	25,498	(166)

			$194,890	$196,708	$445

320	SEI Institutional Management Trust / Annual Report / September 30, 2017

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)

ANZ	11/15/17	USD	736	AUD	928	$	(8)
ANZ	11/15/17	USD	1,120	JPY	124,272		(13)
ANZ	11/15/17	JPY	123,872	NZD	1,530		2
ANZ	12/13/17 - 12/18/17	CNH	67,043	USD	10,189		152
ANZ	01/16/18	AUD	1,432	JPY	125,340		(2)
Bank of America	10/17/17 - 11/15/17	USD	4,382	RUB	265,820		200
Bank of America	11/22/17	USD	738	RUB	42,873		—
Bank of America	10/26/17	KRW	852,420	USD	744		(1)
Bank of America	11/03/17	USD	3,140	BRL	10,024		15
Bank of America	11/15/17	CAD	1,389	USD	1,108		(3)
Bank of America	11/15/17	USD	1,458	TRY	5,165		(25)
Bank of America	11/15/17	CHF	1,785	USD	1,854		3
Bank of America	11/15/17	USD	1,826	INR	117,412		(40)
Bank of America	12/18/17	USD	1,543	PLN	5,494		(35)
Bank of America	12/18/17	NOK	5,747	USD	744		20
Bank of America	12/22/17	JPY	14,331,291	USD	133,161		5,274
Bank of America	01/16/18	USD	1,123	SEK	9,078		(3)
Bank of America	01/16/18	USD	1,827	MXN	33,280		(26)
Bank of America	01/16/18	AUD	2,343	USD	1,857		21
Barclays PLC	10/18/17 - 12/20/17	USD	7,436	TWD	223,574		(47)
Barclays PLC	10/18/17 - 11/15/17	TWD	77,799	USD	2,574		7
Barclays PLC	11/03/17 - 12/20/17	TWD	134,789	USD	4,450		(6)
Barclays PLC	10/26/17	USD	2,705	MYR	11,618		48
Barclays PLC	10/26/17	MYR	7,911	USD	1,840		(35)
Barclays PLC	11/15/17	USD	732	ZAR	9,934		(2)
Barclays PLC	11/15/17	USD	738	SEK	5,953		(6)
Barclays PLC	11/15/17	GBP	832	USD	1,119		1
Barclays PLC	11/15/17	CHF	1,055	SEK	8,807		(12)
Barclays PLC	11/15/17	USD	1,075	TRY	3,894		5
Barclays PLC	11/15/17	USD	1,121	CZK	24,350		(10)
Barclays PLC	11/15/17	NZD	1,530	JPY	120,478		(32)
Barclays PLC	12/18/17	CAD	691	USD	566		13
Barclays PLC	11/15/17	CAD	1,385	USD	1,104		(4)
Barclays PLC	11/15/17	USD	2,625	JPY	285,445		(84)
Barclays PLC	11/15/17	CHF	4,262	USD	4,445		25
Barclays PLC	11/15/17 - 12/14/17	USD	9,542	INR	614,853		(198)
Barclays PLC	11/15/17	USD	3,688	CAD	4,651		32
Barclays PLC	11/15/17 - 12/18/17	USD	7,598	CAD	9,376		(97)
Barclays PLC	11/15/17	SEK	11,787	GBP	1,141		85
Barclays PLC	11/15/17	SEK	35,957	USD	4,444		26
Barclays PLC	11/15/17	RUB	65,213	USD	1,112		(11)
Barclays PLC	11/15/17 - 12/14/17	INR	950,531	USD	14,620		170
Barclays PLC	11/15/17 - 01/16/18	JPY	4,261,781	USD	39,222		1,206
Barclays PLC	12/13/17	USD	753	CNH	4,976		(8)
Barclays PLC	12/13/17 - 12/15/17	CNH	36,453	USD	5,540		81
BNP Paribas	11/15/17	USD	743	HUF	191,425		(13)
BNP Paribas	11/15/17	USD	1,812	MXN	32,986		(9)
BNP Paribas	11/15/17 - 01/16/18	CAD	4,933	USD	3,965		18

SEI Institutional Management Trust / Annual Report / September 30, 2017	321

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Capital Stability Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
BNP Paribas	11/15/17	MXN	40,034	USD	2,227	$ 39
BNP Paribas	12/18/17	USD	1,807	CZK	39,194	(12)
BNP Paribas	01/16/18	NZD	1,525	USD	1,106	6
Brown Brothers Harriman	11/15/17 - 12/18/17	USD	417	NZD	571	(5)
Brown Brothers Harriman	11/15/17	NZD	492	USD	365	10
Brown Brothers Harriman	12/18/17	NZD	79	USD	57	—
Brown Brothers Harriman	11/15/17 - 12/18/17	USD	690	GBP	522	12
Brown Brothers Harriman	12/18/17	SGD	84	USD	62	—
Brown Brothers Harriman	12/18/17	GBP	261	USD	342	(9)
Brown Brothers Harriman	12/18/17	USD	282	HUF	72,044	(6)
Brown Brothers Harriman	12/18/17	USD	396	CAD	497	2
Brown Brothers Harriman	12/18/17	USD	5,605	SEK	44,420	(135)
Citigroup	10/17/17	USD	1,736	ARS	30,981	31
Citigroup	10/17/17	ARS	30,981	USD	1,684	(83)
Citigroup	11/15/17	EUR	619	AUD	926	(8)
Citigroup	11/15/17	USD	734	RUB	44,981	41
Citigroup	11/15/17	USD	737	HUF	191,049	(8)
Citigroup	11/15/17	USD	737	SEK	5,945	(7)
Citigroup	11/15/17	AUD	930	JPY	80,116	(16)
Citigroup	11/15/17	USD	1,116	EUR	940	(2)
Citigroup	11/15/17	EUR	1,552	USD	1,852	12
Citigroup	01/16/18	USD	1,117	AUD	1,426	—
Citigroup	11/15/17	USD	737	AUD	935	(4)
Citigroup	11/15/17 - 01/16/18	USD	2,506	TRY	9,138	16
Citigroup	11/15/17	TRY	2,635	USD	743	12
Citigroup	11/15/17	USD	3,077	CHF	2,944	(24)
Citigroup	11/15/17	CAD	4,637	USD	3,691	(18)
Citigroup	11/15/17	SEK	5,875	GBP	563	34
Citigroup	11/15/17	SEK	7,833	USD	960	(3)
Citigroup	11/15/17	ZAR	9,934	USD	738	8
Citigroup	11/15/17	RUB	29,860	USD	497	(17)
Citigroup	12/15/17	USD	1,854	CNH	12,226	(23)
Citigroup	12/18/17	USD	4,049	NOK	31,441	(90)
Citigroup	12/18/17	USD	6,682	CNY	43,915	(106)
Citigroup	12/18/17	KRW	454,832	USD	401	3
Citigroup	01/16/18	USD	1,128	CZK	24,728	8
Citigroup	01/16/18	CNH	12,363	USD	1,846	(1)
Credit Suisse First Boston	11/15/17	CAD	935	USD	734	(14)
Credit Suisse First Boston	12/04/17	USD	913	BRL	2,922	3
Deutsche Bank	11/15/17	USD	1,108	SEK	8,968	(6)
Deutsche Bank	11/15/17	USD	1,874	HUF	483,593	(28)
Deutsche Bank	11/15/17 - 12/20/17	TWD	56,123	USD	1,861	7
Goldman Sachs	10/03/17	USD	2,028	BRL	6,467	16
Goldman Sachs	10/03/17	BRL	2,307	USD	726	(3)
Goldman Sachs	11/15/17	EUR	621	NOK	5,808	(5)
Goldman Sachs	11/15/17	NOK	8,641	EUR	928	13
Goldman Sachs	11/15/17 - 01/16/18	MXN	20,458	USD	1,112	—
Goldman Sachs	11/15/17	JPY	204,382	USD	1,858	39
Goldman Sachs	12/18/17	USD	2,084	EUR	1,737	(21)
Goldman Sachs	12/18/17	NZD	3,281	USD	2,361	(7)

322	SEI Institutional Management Trust / Annual Report / September 30, 2017

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase Bank	11/15/17	USD	1,111	CAD	1,383	$ (5)
JPMorgan Chase Bank	11/15/17	GBP	1,965	USD	2,572	(68)
JPMorgan Chase Bank	11/15/17	AUD	2,335	USD	1,839	8
JPMorgan Chase Bank	11/15/17	USD	3,705	JPY	404,318	(105)
JPMorgan Chase Bank	01/16/18	USD	2,917	MXN	54,060	10
JPMorgan Chase Bank	11/15/17	USD	962	MXN	17,442	(9)
JPMorgan Chase Bank	11/15/17	TRY	3,959	USD	1,087	(11)
JPMorgan Chase Bank	11/15/17	JPY	81,572	USD	744	18
Montgomery/Bank of America	10/17/17	RUB	59,158	USD	868	(157)
Morgan Stanley	11/15/17	USD	1,108	CNH	7,307	(12)
Morgan Stanley	11/15/17	USD	1,105	SEK	9,071	9
Morgan Stanley	11/15/17	USD	1,849	SEK	14,865	(23)
Morgan Stanley	12/27/17	CNH	12,252	USD	1,854	20
Nomura Securities International	11/15/17	JPY	121,909	USD	1,109	24
RBS	11/15/17	EUR	622	USD	738	1
RBS	11/15/17	USD	1,477	CAD	1,830	(13)
RBS	11/15/17	USD	5,117	INR	328,944	(113)
RBS	11/15/17	INR	110,678	USD	1,711	28
RBS	11/15/17	HUF	486,744	USD	1,846	(11)
RBS	11/15/17	KRW	2,899,048	USD	2,577	42
RBS	12/18/17	SEK	9,061	USD	1,119	3
RBS	01/16/18	USD	1,115	NZD	1,525	(15)
RBS	01/16/18	NZD	2,074	USD	1,492	(4)
Standard Chartered	11/15/17	USD	740	TRY	2,586	(23)
Standard Chartered	11/15/17	USD	1,178	SEK	9,590	–
Standard Chartered	11/15/17	CNH	7,307	USD	1,108	12
Standard Chartered	11/15/17	SEK	5,996	USD	756	20
Standard Chartered	11/15/17	SEK	5,995	USD	733	(4)
Standard Chartered	11/15/17	JPY	243,678	USD	2,199	29
Standard Chartered	01/16/18	USD	747	GBP	549	(8)
UBS	11/15/17	USD	1,120	JPY	125,532	(2)
UBS	11/15/17	CHF	1,061	USD	1,105	5
UBS	01/16/18	CHF	1,085	USD	1,121	(10)
UBS	11/15/17 - 01/16/18	USD	3,728	GBP	2,761	(15)
UBS	11/15/17	JPY	160,005	USD	1,469	44

						$ 5,990

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2017 is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
CDX.NA.IG.27	Sell	1.00%	Quarterly	12/20/2021	(3,590)	$ 80	$ 60	$ 20
CDX.NA.IG.27	Sell	5.00%	Quarterly	12/20/2021	(5,257)	408	374	34
CDX.NA.IG.28	Sell	1.00%	Quarterly	06/20/2022	(8,700)	183	150	33
CDX.NA.IG.28	Sell	5.00%	Quarterly	06/20/2022	(6,820)	524	505	19
Itraxx.EUR.Xover.26	Sell	5.00%	Quarterly	12/20/2021	(710)	145	67	78
Itraxx.EUR.Xover.27	Sell	5.00%	Quarterly	06/20/2022	(1,740)	258	198	60

						$ 1,598	$ 1,354	$ 244

SEI Institutional Management Trust / Annual Report / September 30, 2017	323

SCHEDULE OF INVESTMENTS

September 30, 2017

Multi-Asset Capital Stability Fund (Concluded)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
6-MONTH AUD - BBSW	2.81%	Semi-Annual	08/23/2027	AUD	5,370	$(63)	$–	$(63)
3-MONTH NZD - BKBM	3.28%	Semi-Annual	08/04/2027	NZD	4,400	9	–	9
3-MONTH NZD - BKBM	3.14%	Semi-Annual	08/24/2027	NZD	6,020	(38)	–	(38)
3-MONTH NZD - BKBM	3.13%	Semi-Annual	09/04/2027	NZD	5,540	(40)	–	(40)
6-MONTH AUD - BBSW	2.83%	Semi-Annual	09/01/2027	AUD	4,770	(52)	–	(52)
3-MONTH NZD - BKBM	3.24%	Semi-Annual	05/25/2027	NZD	3,970	3	–	3
6-MONTH AUD - BBSW	2.72%	Semi-Annual	05/24/2027	AUD	3,880	(65)	–	(65)
6-MONTH AUD - BBSW	2.91%	Semi-Annual	07/20/2027	AUD	3,860	(17)	–	(17)
6-MONTH AUD - BBSW	2.87%	Semi-Annual	08/03/2027	AUD	4,200	(32)	–	(32)
3-MONTH NZD - BKBM	3.31%	Semi-Annual	07/21/2027	NZD	4,560	18	–	18

						$(277)	$–	$(277)

Percentages are based on Net Assets of $744,593 ($ Thousands).

*	Non-income producing security.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.
(C)	Refer to table below for details on Options Contracts.

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Offshore

CNY – Chinese Yuan Onshore

CPI – Consumer Price Index

CZK – Czech Koruna

EAFE – Europe, Australasia and Far East

ETF – Exchange Traded Fund

EUR – Euro

FHLMC – Federal Home Loan Mortgage Corporation

GBP – British Pound Sterling

HUF – Hungarian Forint

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

MSCI – Morgan Stanley Capital International

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

S&P– Standard & Poor’s

SGD – Singapore Dollar

SEK – Swedish Krona

SPDR – S&P Depository Receipts

TRY – Turkish Lira

TSX – Toronto Stock Exchange

TWD – Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$–	$377,829	$–	$377,829
Sovereign Debt	–	159,314	–	159,314
U.S. Government Agency Obligation	–	20,855	–	20,855

Total Investments in Securities	$–	$557,998	$–	$557,998

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Purchased Options	$227	$—	$—	$227
Written Options	(192)	—	—	(192)
Futures Contracts *
Unrealized Appreciation	1,746	—	—	1,746
Unrealized Depreciation	(1,301)	—	—	(1,301)
Forwards Contracts *
Unrealized Appreciation	—	7,989	—	7,989
Unrealized Depreciation	—	(1,999)	—	(1,999)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	—	244	—	244
Interest Rate Swaps *
Unrealized Appreciation	—	30	—	30
Unrealized Depreciation	—	(307)	—	(307)

Total Other Financial Instruments	$480	$5,957	$—	$6,437

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

324	SEI Institutional Management Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Long/Short Alternative Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER (A) — 74.0%
Banks — 29.3%
Australia & New Zealand Banking Group
1.171%, 10/26/2017 (B)	$1,000	$999
Bank of Montreal
1.212%, 10/12/2017	1,300	1,299
Canadian Imperial Holdings
1.220%, 10/02/2017	1,200	1,200
Commonwealth Bank of Australia
1.181%, 10/18/2017 (B)	1,300	1,299
Nordea Bank
1.202%, 11/03/2017 (B)	1,000	999
1.201%, 10/03/2017 (B)	500	500
Skandinaviska Enskilda Banken
1.151%, 11/01/2017 (B)	1,200	1,199
Svenska Handelsbanken
1.212%, 11/06/2017 (B)	1,300	1,298
Toronto-Dominion Holdings USA
1.222%, 10/05/2017 (B)	1,300	1,300

		10,093

Industrial & Other Commercial Paper — 44.7%
Apple
1.121%, 10/17/2017 (B)	1,300	1,299
BMW US Capital
1.101%, 10/02/2017 (B)	1,300	1,300
Cisco Systems
1.172%, 11/08/2017 (B)	900	899
Coca-Cola
1.122%, 11/06/2017 (B)	1,000	999
Colgate-Palmolive
1.061%, 10/19/2017 (B)	1,300	1,299
Export Development Canada
1.182%, 10/10/2017	1,000	1,000
ExxonMobil
1.050%, 10/02/2017	1,489	1,489
Johnson & Johnson
1.101%, 10/02/2017 (B)	1,252	1,252
Microsoft
1.142%, 10/24/2017 (B)	1,000	999
Nestle Finance International
1.121%, 10/16/2017	1,224	1,223
PepsiCo
1.101%, 10/06/2017 (B)	1,000	1,000
United Parcel Service
1.101%, 10/03/2017 (B)	1,300	1,300

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER (A) (continued)
Wal-Mart Stores
1.100%, 10/10/2017 (B)	$1,300	$1,299

		15,358

Total Commercial Paper (Cost $25,453) ($ Thousands)		25,451

U.S. GOVERNMENT AGENCY OBLIGATIONS (A) — 19.6%
FHLB DN
1.010%, 10/25/2017	2,360	2,359
1.001%, 10/27/2017	2,323	2,321
1.000%, 10/04/2017	2,052	2,052

Total U.S. Government Agency Obligations (Cost $6,731) ($ Thousands)		6,732

	Shares
EXCHANGE TRADED FUND — 4.7%
iShares iBoxx $ High Yield Corporate Bond Fund	18,044	1,602

Total Exchange Traded Fund (Cost $1,557) ($ Thousands)		1,602

Total Investments in Securities— 98.3% (Cost $33,741) ($ Thousands)		$33,785

SEI Institutional Managed Trust / Annual Report / September 30, 2017	325

SCHEDULE OF INVESTMENTS

September 30, 2017

Long/Short Alternative Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

MSCI EAFE Index E-MINI	19	Dec-2017	$1,828	$1,880	$52
MSCI Emerging Markets E-MINI	50	Dec-2017	2,709	2,723	14
NASDAQ 100 Index E-MINI	28	Dec-2017	3,346	3,350	4
S&P Mid Cap 400 Index E-MINI	13	Dec-2017	2,257	2,334	77
U.S. Dollar Index	(23)	Dec-2017	(2,107)	(2,136)	(29)
U.S. Long Treasury Bond	(24)	Dec-2017	(3,745)	(3,668)	77

			$4,288	$4,483	$195

Percentages are based on Net Assets of $34,382 ($ Thousands).
(A)	The rate reported is the effective yield at the time of purchase.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $19,240 ($ Thousands), representing 56.0% of the Net Assets of the Fund.

DN— Discount Note

EAFE — Europe, Australasia and Far East

FHLB — Federal Home Loan Bank

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers and Automated Quotations

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Commercial Paper	$–	$25,451	$–	$25,451
U.S. Government Agency Obligations	–	6,732	–	6,732
Exchange Traded Fund	1,602	–	–	1,602

Total Investments in Securities	$1,602	$32,183	$–	$33,785

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Appreciation	$224	$—	$—	$224
Unrealized Depreciation	(29)	—	—	(29)

Total Other Financial Instruments	$195	$—	$—	$195

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

326	SEI Institutional Managed Trust / Annual Report / September 30, 2017

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2017

	Large Cap Fund	Large Cap Value Fund
Assets:
Investments, at value †	$2,368,759*	$1,306,009*
Affiliated investments, at value ††	176,442	84,688
Cash and cash equivalents	–	–
Cash pledged as collateral on futures contracts	468	–
Cash pledged as collateral on options contracts	–	–
Foreign currency, at value †††	–	–
Receivable for fund shares sold	1,129	167
Dividends and interest receivable	2,037	1,710
Receivable for variation margin	40	–
Receivable for investment securities sold	–	29,460
Foreign tax reclaim receivable	–	1
Other receivables	–	–
Prepaid expenses	47	35
Total Assets	2,548,922	1,422,070
Liabilities:
Payable upon return on securities loaned	27,250	30,532
Payable for fund shares redeemed	1,374	830
Administration fees payable	557	339
Shareholder servicing fees payable Class E	–	–
Shareholder servicing fees payable Class F(1)	478	257
Shareholder servicing fees payable Class I	–	–
Payable to custodian	21	23
Payable for investment securities purchased	–	3,619
Investment advisory fees payable	667	338
Chief Compliance Officer fees payable	2	1
Administration servicing fees payable Class I	–	1
Accrued expense payable	63	32
Total Liabilities	30,412	35,972
Net Assets	$2,518,510	$1,386,098
† Cost of investments and repurchase agreements	$1,842,024	$1,020,178
†† Cost of affiliated investments	176,432	84,687
††† Cost of foreign currency	–	–
* Includes market value of securities on loan	26,596	29,863

(1)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

328	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Large Cap Growth Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/ Mid Cap Fund	Mid-Cap Fund

$1,420,685*	$3,541,767*	$774,325*	$582,518*	$368,445*	$326,527*	$810,369*	$ 110,766*
70,264	199,247	18,470	105,791	45,024	40,156	124,168	4,721
–	–	–	2	1	–	10	19
64	–	–	737	146	47	98	36
–	–	–	–	–	–	–	–
–	136	–	–	–	–	–	–
236	740	728	350	120	37	274	69
357	2,614	739	391	507	88	814	166
2	–	54	4	1	–	2	1
48,040	–	–	3,806	9,083	5,088	–	–
–	2	8	–	–	–	–	1
2	–	–	–	–	–	–	–
32	18	–	18	15	14	22	10
1,539,682	3,744,524	794,324	693,617	423,342	371,957	935,757	115,789

18,753	36,834	3,765	60,704	33,169	27,403	76,980	52
533	1,760	338	284	242	179	402	98
368	694	110	149	93	83	205	28
–	–	10	–	–	–	–	–
278	681	51	115	69	62	137	23
–	–	1	–	–	–	–	–
1	1	1	–	–	–	–	–
28,416	–	–	4,583	584	793	–	–
367	1,082	19	273	169	142	376	31
2	3	1	1	–	–	1	–
–	–	1	–	–	–	–	–
38	97	44	18	11	11	24	3
48,756	41,152	4,341	66,127	34,337	28,673	78,125	235
$1,490,926	$3,703,372	$789,983	$627,490	$389,005	$343,284	$857,632	$ 115,554
$1,045,700	$1,965,182	$348,642	$503,440	$303,165	$275,937	$510,394	$ 96,800
70,263	199,244	18,470	105,791	45,023	40,157	124,169	4,721
–	129	–	–	–	–	–	–
18,513	36,073	3,681	59,669	32,558	27,115	75,724	52

SEI Institutional Managed Trust / Annual Report / September 30, 2017	329

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2017

	Large Cap Fund	Large Cap Value Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$1,845,965	$1,067,634
Undistributed (distributions in excess of) net investment income	5,445	9,855
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	140,053	22,777
Net unrealized appreciation on investments and securities sold short	526,745	285,832
Net unrealized appreciation on futures contracts	302	–
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–	–
Net Assets	$2,518,510	$1,386,098
Net Asset Value, Offering and Redemption Price Per Share — Class E	N/A	N/A
Net Asset Value, Offering and Redemption Price Per Share — Class F(1)	$14.65 ($2,362,180,468 ÷ 161,249,023 shares)	$24.70 ($1,261,075,428 ÷ 51,060,682 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	N/A	$24.71 ($4,665,943 ÷ 188,845 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$14.66 ($156,329,343 ÷ 10,665,931 shares)	$24.70 ($120,357,017 ÷ 4,872,198 shares)

(1)	Effective January 31, 2017, Class A Shares were renamed as Class F shares of the same Fund.

Amounts designated as “—“ are either $0 or have been rounded to $0.

N/A – Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

330	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Large Cap Growth Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/ Mid Cap Fund		Mid-Cap Fund

$1,013,784		$2,101,978		$358,326		$511,513		$297,756		$299,664		$547,555		$93,924
2,313		7,368		3,037		–		902		(1,992)		(151)		190

99,842		17,431		2,630		35,921		25,058		(4,979)		10,149		7,435
374,986		1,576,588		425,683		79,078		65,281		50,589		299,974		13,966
1		–		307		978		8		2		106		39
–		7		–		–		–		–		(1)		–
$1,490,926		$3,703,372		$789,983		$627,490		$389,005		$343,284		$857,632		$115,554
N/A		N/A		$60.64 ($323,386,302 5,332,770 share	÷ s)	N/A		N/A		N/A		N/A		N/A
$34.72 ($1,364,210,505 39,287,232 share	÷ s)	$24.11 ($3,385,550,046 140,392,437 share	÷ s)	$60.22 ($417,307,694 6,930,002 share	÷ s)	$13.25 ($588,340,658 44,403,308 share	÷ s)	$26.16 ($349,296,142 13,352,659 share	÷ s)	$34.42 ($312,759,559 9,087,806 share	÷ s)	$22.09 ($782,448,820 35,423,575 share	÷ s)	$27.81 ($112,422,517 4,041,967 share	÷ s)
$34.02 ($ 3,607,204 106,040 share	÷ s)	N/A		$60.56 ($6,328,322 104,497 share	÷ s)	N/A		$25.94 ($2,465,727 95,048 share	÷ s)	$33.11 ($2,079,005 62,800 share	÷ s)	N/A		$27.78 ($864,100 31,109 share	÷ s)
$34.76 ($ 123,108,529 3,541,697 share	÷ s)	$24.13 ($317,821,630 13,172,367 share	÷ s)	$60.22 ($42,961,073 713,350 share	÷ s)	$13.31 ($39,149,496 2,941,381 share	÷ s)	$26.18 ($37,242,908 1,422,703 shares	÷ )	$34.59 ($28,445,724 822,480 share	÷ s)	$22.11 ($75,183,019 3,399,855 share	÷ s)	$27.83 ($2,267,081 81,450 share	÷ s)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	331

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2017

	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Assets:
Investments, at value †	$1,545,810	$1,419,027
Affiliated investments, at value ††	32,713	34,016
Repurchase agreements†	–	–
Cash and cash equivalents	–	6,709
Due from Broker	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	770	994
Cash pledged as collateral on options contracts	–	–
Foreign currency, at value †††	373	1,374
Receivable for fund shares sold	991	1,276
Dividends and interest receivable	2,784	3,369
Receivable for investment securities sold	1,379	16
Receivable for variation margin	71	93
Unrealized gain on forward foreign currency contracts	–	2,460
Unrealized gain on foreign spot currency contracts	–	1
Options purchased, at value †††††	–	–
Foreign tax reclaim receivable	–	2,559
Prepaid expenses	6	25
Total Assets	1,584,897	1,471,919
Liabilities:
Payable for fund shares redeemed	1,258	1,515
Payable for investment securities purchased	952	11,246
Administration fees payable	387	359
Shareholder servicing fees payable Class F(1)	203	253
Payable upon return on securities loaned	–	–
Income distribution payable	–	–
OTC Swap contracts, at value ††††	–	–
Options written, at value †††††	–	–
Payable for variation margin	–	4
Unrealized loss on foreign currency spot contracts	–	6
Unrealized loss on forward foreign currency contracts	–	102
Investment advisory fees payable	539	637
Interest payable	–	–
Chief Compliance Officer fees payable	–	1
Administration servicing fees payable Class I	–	–
Unfunded commitments on loan participations	–	–
Accrued expense payable	16	70
Total Liabilities	3,355	14,193
Net Assets	$1,581,542	$1,457,726
† Cost of investments and repurchase agreements	$1,289,000	$1,211,859
†† Cost of affiliated investments	32,713	34,016
††† Cost of foreign currency	347	1,373
†††† Cost (premiums received)	–	–
††††† Cost (premiums received)	–	–
* Includes market value of securities on loan	–	–

(1)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

332	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund	Real Estate Fund	Enhanced Income Fund	Core Fixed Income Fund	U.S. Fixed Income Fund	High Yield Bond Fund

$1,031,611	$329,538	$170,166	$75,102	$2,161,431*	$1,867,999*	$1,573,565*
22,607	15,270	4,718	1,878	264,953	336,314	81,206
–	–	–	700	53,600	–	–
–	2,138	–	79	–	168	839
–	–	–	–	–	–	2,081
–	–	–	–	3,182	1,100	605
369	565	–	–	3,213	227	–
–	–	–	–	–	–	–
6	866	–	–	363	12	–
381	233	241	–	579	1,126	524
1,530	998	587	289	10,708	8,906	24,380
986	724	704	835	157,737	183,375	12,018
34	55	–	3	201	1,608	42
–	–	–	–	840	273	–
–	–	–	–	6	18	–
–	–	–	–	203	117	–
2	497	–	1	9	6	32
25	5	12	10	42	36	35
1,057,551	350,889	176,428	78,897	2,657,067	2,401,285	1,695,327

708	277	197	139	1,649	1,141	4,394
183	275	776	2,353	428,178	493,684	31,034
259	128	44	9	329	289	267
202	68	29	8	377	333	292
–	–	–	–	137,568	105,675	6
–	–	–	–	323	262	659
–	–	–	–	–	–	341
–	–	–	–	175	100	–
–	5	–	1	677	1,737	–
–	–	–	–	–	–	–
–	–	–	–	674	22	–
354	118	79	13	270	250	533
–	–	–	–	–	325	–
1	–	–	–	2	2	1
–	–	–	–	1	–	1
–	–	–	–	–	–	2
29	16	5	10	178	114	83
1,736	887	1,130	2,533	570,401	603,934	37,613
$1,055,815	$350,002	$175,298	$76,364	$2,086,666	$1,797,351	$1,657,714
$712,318	$284,762	$137,992	$76,519	$2,200,067	$1,863,009	$1,540,742
22,607	15,270	4,718	1,878	264,957	328,485	81,206
7	866	–	–	228	12	–
–	–	–	–	–	–	26
–	–	–	–	(42)	(23)	–
–	–	–	–	134,251	103,091	1

SEI Institutional Managed Trust / Annual Report / September 30, 2017	333

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2017

	U.S. Managed Volatility Fund		Global Managed Volatility Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$1,203,279		$1,176,963
Undistributed (distributions in excess of) net investment income	6,140		888
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	115,006		69,959
Net unrealized appreciation (depreciation) on investments and securities sold short	256,810		207,168
Net unrealized appreciation on option contracts	–		–
Net unrealized appreciation (depreciation) on futures contracts	284		331
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	23		2,417
Net unrealized appreciation (depreciation) on swap contracts	–		–
Net Assets	$1,581,542		$1,457,726
Net Asset Value, Offering and Redemption Price Per Share — Class F(1)	$18.26 ($994,387,368 54,452,188 share	÷ s)	$11.97 ($1,242,592,493 103,838,832 share	÷ s)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$18.26 ($1,425,860 78,103 share	÷ s)	$11.73 ($1,572,967 134,142 share	÷ s)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$18.27 ($585,728,722 32,058,152 share	÷ s)	$12.00 ($213,560,719 17,794,003 share	÷ s)
(1)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

334	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund		Enhanced Income Fund		Core Fixed Income Fund		U.S. Fixed Income Fund		High Yield Bond Fund

$707,500		$305,029		$140,517		$169,796		$2,096,562		$1,804,586		$1,754,057
3,851		6,717		(1,186)		413		(3,256)		207		11,451

24,950		(6,755)		3,793		(93,141)		(23,359)		(21,854)		(140,333)
319,293		44,776		32,174		(717)		14,960		12,819		32,823
–		–		–		–		70		41		–
223		210		–		13		(288)		230		–

(2)		25		–		–		307		251		–
–		–		–		–		1,670		1,071		(284)
$1,055,815		$350,002		$175,298		$76,364		$2,086,666		$1,797,351		$1,657,714
$15.96 ($994,011,144 62,289,683 share	÷ s)	$11.56 ($336,350,198 29,105,296 share	÷ s)	$17.15 ($137,876,639 8,040,245 share	÷ s)	$7.58 ($70,279,206 9,274,032 share	÷ s)	$11.32 ($1,855,251,225 163,920,082 share	÷ s)	$10.20 ($1,638,534,060 160,614,874 share	÷ s)	$7.33 ($1,469,479,892 200,592,394 share	÷ s)
N/A		N/A		$17.13 ($529,310 30,897 share	÷ s)	$7.56 ($188,301 24,902 share	÷ s)	$11.31 ($5,974,627 528,126 share	÷ s)	N/A		$7.08 ($1,147,348 162,046 share	÷ s)
$15.96 ($61,804,254 3,871,627 share	÷ s)	$11.58 ($13,652,197 1,179,452 share	÷ s)	$17.15 ($36,892,495 2,151,026 share	÷ s)	$7.57 ($5,896,341 778,615 share	÷ s)	$11.32 ($225,440,495 19,909,033 share	÷ s)	$10.20 ($ 158,816,534 15,569,664 share	÷ s)	$7.32 ($187,086,850 25,541,045 share	÷ s)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	335

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2017

	Conservative Income Fund	Tax-Free Conservative Income Fund
Assets:
Investments, at value †	$206,462	$167,268
Affiliated investments, at value ††	2	–
Repurchase agreements†	4,000	–
Cash and cash equivalents	–	19
Due from Broker	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	–	–
Cash pledged as collateral on forward foreign currency contracts	–	–
Cash pledged as collateral on options contracts	–	–
Foreign currency, at value †††	–	–
Receivable for fund shares sold	144	82
Dividends and interest receivable	150	516
Receivable for investment securities sold	–	–
Unrealized gain on forward foreign currency contracts	–	–
Unrealized gain on foreign spot currency contracts	–	–
OTC Swap contracts, at value ††††	–	–
Options purchased, at value †††††	–	–
Foreign tax reclaim receivable	–	–
Receivable for variation margin	–	–
Prepaid expenses	3	3
Total Assets	210,761	167,888
Liabilities:
Payable for fund shares redeemed	224	124
Income distribution payable	56	17
Administration fees payable	16	12
Shareholder servicing fees payable Class F(1)	16	13
Payable for securities sold short@	–	–
Payable for investment securities purchased	–	700
OTC Swap contracts, at value ††††	–	–
Options written, at value †††††	–	–
Due to broker	–	–
Reverse repurchase agreements	–	–
Payable to custodian	–	–
Payable for variation margin	–	–
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	17	14
Chief Compliance Officer fees payable	–	–
Unfunded commitments on loan participations	–	–
Accrued expense payable	8	7
Total Liabilities	337	887
Net Assets	$210,424	$167,001
† Cost of investments and repurchase agreements	$210,429	$167,274
†† Cost of affiliated investments	2	–
††† Cost of foreign currency	–	–
†††† Cost (premiums received)	–	–
††††† Cost (premiums received)	–	–
@Proceeds from securities sold short	–	–

(1)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

336	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Real Return Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund	Long/Short Alternative Fund

$269,794	$741,870	$395,295	$2,034,187	$927,204	$1,014,679	$557,998	$33,785
570	–	113,706	–	–	–	–	–
–	–	–	–	735	–	–	–
–	10,177	102,204	586,883	39,287	147,527	172,609	1
–	–	157	10,545	102	1,454	–	–
–	–	4,816	10,177	639	456	1,953	–
–	15,586	93	63,971	2,043	1,957	5,291	538
–	1,100	–	–	–	–	6	–
–	814	–	–	30,587	–	–	–
–	–	939	6,551	78	325	634	–
151	515	291	1,977	1,463	500	489	–
338	699	1,066	1,751	5,415	2,146	431	–
–	–	25,169	–	11,845	–	1,673	–
–	979	359	6,009	50	241	7,989	–
–	–	3	50	–	18	2	–
–	696	2,106	6,871	–	13	–	–
–	883	223	–	494	–	227	–
–	–	37	166	4	24	–	–
–	574	25	3,810	130	882	595	71
13	11	17	50	21	26	20	12
270,866	773,904	646,506	2,732,998	1,020,097	1,170,248	749,917	34,407

232	396	412	1,331	878	645	662	–
–	–	–	–	741	–	–	–
45	187	52	590	215	219	183	8
21	140	103	509	65	169	57	–
–	–	116,851	–	751	116,203	–	–
–	–	15,069	296	33,608	–	1,915	–
–	274	275	8,641	–	1,455	–	–
–	425	30	–	2,254	–	192	–
–	–	330	2,406	–	–	–	–
–	–	–	–	–	159,545	–	–
–	–	8	–	–	–	–	–
–	588	25	1,331	140	1,479	167	1
–	–	1	55	–	2	15	–
–	2,131	159	9,973	95	225	1,999	–
23	120	279	1,363	282	226	112	13
–	1	–	2	1	1	1	–
–	–	–	–	226	–	–	–
7	20	25	85	94	382	21	3
328	4,282	133,619	26,582	39,350	280,551	5,324	25
$270,538	$769,622	$512,887	$2,706,416	$980,747	$889,697	$744,593	$34,382
$269,848	$609,860	$384,374	$1,970,723	$911,018	$999,563	$565,067	$33,741
570	–	110,902	–	–	–	–	–
–	–	941	13,493	77	327	627	–
–	–	1,788	–	–	755	–	–
–	744	410	–	551	–	(142)	–
–	–	(107,559)	–	(731)	(106,754)	–	–

SEI Institutional Managed Trust / Annual Report / September 30, 2017	337

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIESs ($ Thousands)

September 30, 2017

	Conservative Income Fund	Tax-Free Conservative Income Fund
Net Assets:
Paid-in capital – (unlimited authorization – no par value)	$210,388	$167,012
Undistributed (distributions in excess of) net investment income	1	(5)
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	2	–
Net unrealized appreciation (depreciation) on investments and securities sold short	33	(6)
Net unrealized appreciation (depreciation) on option contracts	–	–
Net unrealized appreciation (depreciation) on futures contracts	–	–
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–	–
Net unrealized appreciation (depreciation) on swap contracts	–	–
Net Assets	$210,424	$167,001
Net Asset Value, Offering and Redemption Price Per Share – Class F(1)	$10.00	$10.00
	($190,439,513 ÷ 19,041,001 shares)	($163,218,509 ÷ 16,323,096 shares)
Net Asset Value, Offering and Redemption Price Per Share – Class Y	$10.00	$10.00
	($19,984,191 ÷ 1,997,876 shares)	($3,782,171 ÷ 378,091 shares)

(1)                Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

338	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Real Return Fund	Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund		Long/Short Alternative Fund

$274,672	$623,166		$503,217		$2,738,765	$956,915	$1,008,158	$730,938		$31,401
(6)	11,921		(298)		(19,459)	(2,329)	(2,908)	6,569		–

(4,074)	490		5,240		(82,398)	11,852	(120,699)	7,582		2,742
(54)	132,010		4,433		63,464	16,901	5,667	(7,069)		44
–	(286)		(217)		–	(2,311)	–	177		–
–	3,051		67		14,038	(246)	549	445		195

–	(1,152)		202		(3,968)	(42)	24	5,984		–
–	422		243		(4,026)	7	(1,094)	(33)		–
$270,538	$769,622		$512,887		$2,706,416	$980,747	$889,697	$744,593		$34,382
$10.03	$12.10		$10.11		$10.01	$10.88	$8.52	$10.25		$10.88
($ 252,333,073 ÷ 25,162,965 shares )	($696,462,576 ÷ 57,579,153 shares	)	($508,045,586 ÷ 50,252,659 shares	)	($2,468,846,886 ÷ 246,585,340 shares )	($813,767,315 ÷ 74,792,874 shares )	($821,190,857 ÷ 96,391,288 shares )	($694,246,633 ÷ 67,743,935 shares	)	($21,526 ÷ 1,979 shares	)
$10.06	$12.12		$10.12		$10.06	$10.88	$8.53	$10.27		$10.93
($18,205,149 ÷ 1,810,328 shares )	($ 73,159,016 ÷ 6,035,652 shares	)	($ 4,841,252 ÷ 478,607 shares	)	($ 237,568,872 ÷ 23,617,079 shares )	($166,979,663 ÷ 15,348,702 shares )	($68,506,392 ÷ 8,028,944 shares )	($50,346,584 ÷ 4,902,971 shares	)	($34,360,487 ÷ 3,142,932 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	339

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2017

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income:
Dividends	$41,235	$31,064	$15,239
Dividends from affiliated investment company(1)	724	336	273
Interest income	–	–	–
Other income	1	1	1
Security lending income - net(1) (2)	407	85	110
Less: foreign taxes withheld	(146)	(138)	(44)
Total Investment Income	42,221	31,348	15,579
Expenses:
Investment advisory fees	9,133	4,826	5,716
Administration fees	6,603	4,137	4,287
Shareholder servicing fees Class F(3)	5,483	3,227	3,357
Shareholder servicing fees Class I	–	15	10
Trustees’ fees	37	22	23
Chief compliance officer fees	13	8	8
Administration servicing fees Class I	–	15	10
Printing fees	284	172	174
Professional fees	136	78	83
Custodian/Wire agent fees	127	75	77
Registration fees	86	51	55
Pricing fees	40	24	23
Litigation fees	–	–	–
Interest expense	–	–	–
Other expenses	38	21	23
Total Expenses	21,980	12,671	13,846
Less:
Waiver of investment advisory fees	(1,443)	(551)	(1,109)
Waiver of shareholder servicing fees Class F(3)	(26)	(15)	(16)
Waiver of shareholder servicing fees Class I	–	(2)	(1)
Waiver of administration fees	–	–	(174)
Net Expenses	20,511	12,103	12,546
Net Investment Income (Loss)	21,710	19,245	3,033
Net Realized Gain (Loss) on:
Investments	223,723	95,773	180,305
Affiliated investments	(2)	(2)	(1)
Futures contracts	799	4	(19)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	133,541	113,985	40,956
Affiliated investments	10	1	1
Futures contracts	330	–	1
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Net Increase in Net Assets Resulting from Operations	$380,111	$229,006	$224,276

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the investment of collateral in an affiliated security.

(3)	Effective January 31, 2017, Class A Shares were renamed as Class F shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

340	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund	Mid-Cap Fund

$58,648	$14,723	$5,100	$5,568	$1,216	$8,598	$1,702
1,039	81	199	97	72	207	28
–	6	–	–	–	–	–
1	1	1	1	1	1	1
158	14	698	511	557	925	18
(318)	–	(18)	(12)	(2)	(20)	(1)
59,528	14,825	5,980	6,165	1,844	9,711	1,748

13,908	221	3,810	2,519	2,135	5,100	423
8,722	1,623	1,758	1,162	985	2,354	317
8,046	1,008	1,375	895	769	1,810	258
–	16	–	7	5	–	2
55	12	9	6	5	12	2
19	4	3	2	2	4	1
–	16	–	7	5	–	2
423	90	73	49	41	97	13
201	43	34	22	19	46	6
187	40	32	21	18	43	6
171	28	25	19	17	30	9
58	16	13	9	7	18	3
151	–	–	–	–	30	–
–	75	–	–	–	–	–
56	12	10	5	6	12	2
31,997	3,204	7,142	4,723	4,014	9,556	1,044

(1,451)	–	(534)	(357)	(400)	(719)	(6)
(38)	(282)	(7)	(4)	(4)	(217)	(1)
–	(6)	–	(1)	–	–	–
–	(304)	–	–	–	–	–
30,508	2,612	6,601	4,361	3,610	8,620	1,037
29,020	12,213	(621)	1,804	(1,766)	1,091	711

183,992	5,144	51,913	38,043	24,916	16,676	8,528
(5)	–	(1)	(2)	(1)	(4)	–
2,169	2,746	66	575	22	129	77

328,939	102,218	24,380	15,784	34,950	105,202	7,186
3	–	–	1	(1)	(1)	–
(23)	3	1,016	11	2	104	39
7	–	–	–	–	–	–
$544,102	$122,324	$76,753	$56,216	$58,122	$123,197	$16,541

SEI Institutional Managed Trust / Annual Report / September 30, 2017	341

STATEMENTS OF OPERATIONS ($ Thousands)

For the year or period ended September 30, 2017

	U.S. Managed Volatility Fund	Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund
Investment Income:
Dividends	$40,183	$41,670	$26,253
Dividends from affiliated investment company(2)	146	186	124
Interest income	–	26	–
Other income	1	1	1
Security lending income - net(2) (3)	–	–	–
Less: foreign taxes withheld	(249)	(2,954)	(141)
Total Investment Income	40,081	38,929	26,237
Expenses:
Investment advisory fees	10,577	9,797	6,738
Administration fees	4,836	4,513	3,110
Shareholder servicing fees Class F(4)	2,695	3,376	2,469
Shareholder servicing fees Class I	4	4	–
Trustees’ fees	26	25	17
Chief compliance officer fees	9	8	6
Administration servicing fees Class I	4	4	–
Printing fees	201	186	125
Professional fees	93	86	60
Custodian/Wire agent fees	89	112	56
Registration fees	60	72	45
Pricing fees	29	41	19
Litigation fees	–	–	–
Overdraft fees	–	12	–
Interest expense	–	–	–
Other expenses	26	26	18
Total Expenses	18,649	18,262	12,663
Less:
Waiver of investment advisory fees	(3,702)	(1,865)	(2,390)
Waiver of shareholder servicing fees Class F(4)	(12)	(14)	(12)
Waiver of shareholder servicing fees Class I	–	–	–
Waiver of administration fees	–	–	–
Fees paid indirectly	–	–	–
Net Expenses	14,935	16,383	10,261
Net Investment Income	25,146	22,546	15,976
Net Realized Gain (Loss) on:
Investments	116,786	117,805	37,962
Affiliated investments	–	–	–
Futures contracts	3,003	7,560	1,311
Foreign currency transactions	89	1,332	91
Purchased and written options	–	–	–
Swap contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	39,566	–	65,850
Affiliated investments	–	–	–
Futures contracts	386	255	265
Purchased and written options	–	–	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	20	2,282	5
Net Increase (Decrease) in Net Assets Resulting from Operations	$184,996	$151,780	$121,460

(1)	Commenced operations on October 17, 2016.

(2)	See Note 6 in Notes to Financial Statements.

(3)	Income is from the investment of collateral in an affiliated security.

(4)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

342	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Tax-Managed International Managed Volatility Fund(1)	Real Estate Fund	Enhanced Income Fund	Core Fixed Income Fund	U.S. Fixed Income Fund	High Yield Bond Fund	Conservative Income Fund

$10,534	$2,405	$7	$43	$–	$1,758	$–
50	20	12	320	551	333	1
–	–	2,309	58,054	41,537	107,859	2,375
1	1	1	1	1	1	1
–	1	–	400	199	–	–
(930)	–	–	–	5	(22)	–
9,655	2,427	2,329	58,818	42,293	109,929	2,377

1,837	1,211	350	5,645	4,641	7,964	207
1,272	559	202	4,425	3,648	3,657	414
686	373	201	4,753	3,842	3,622	461
–	1	–	19	–	15	–
4	3	2	33	26	27	3
2	1	–	11	9	9	1
–	1	–	19	–	15	–
37	23	10	249	208	198	27
17	11	5	118	96	94	12
49	10	4	110	92	89	10
2	13	12	78	52	64	5
21	4	48	555	298	189	12
–	–	–	–	–	84	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
3	3	2	34	23	31	2
3,930	2,213	836	16,049	12,935	16,058	1,154

(805)	(164)	(135)	(2,161)	(1,816)	(1,404)	–
(4)	(2)	(88)	(22)	(19)	(2)	(277)
–	–	–	(2)	–	(17)	–
–	–	(97)	(419)	(313)	(412)	(276)
–	(11)	–	–	–	–	–
3,121	2,036	516	13,445	10,787	14,223	601
6,534	391	1,813	45,373	31,506	95,706	1,776

(7,612)	10,803	(856)	(1,127)	(10,227)	2,434	3
–	–	–	(1)	(2)	–	–
1,342	–	25	5,990	3,825	–	–
(197)	–	–	1,209	305	–	–
–	–	–	(102)	(131)	–	–
–	–	–	(1,739)	(264)	894	–

44,776	(13,186)	2,124	(35,074)	(22,580)	52,918	28
–	–	–	(4)	–	–	–
210	–	12	(1,982)	(741)	–	–
–	–	–	17	21	–	–
–	–	–	5,531	1,538	(477)	–
25	–	–	748	410	–	–
$45,078	$(1,992)	$3,118	$18,839	$3,660	$151,475	$1,807

SEI Institutional Managed Trust / Annual Report / September 30, 2017	343

STATEMENTS OF OPERATIONS/CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2017

	Tax-Free Conservative Income Fund	Real Return Fund	Dynamic Asset Allocation Fund
Investment Income:
Dividends	$–	$–	$13,480
Dividends from affiliated investment company(1)	–	5	–
Interest income	1,205	4,265	–
Other income	1	1	1
Security lending income - net(1) (2)	–	–	–
Less: foreign taxes withheld	–	–	–
Total Investment Income	1,206	4,271	13,481
Expenses:
Shareholder servicing fees Class F(3)	361	657	1,493
Administration fees	297	637	1,969
Investment advisory fees	148	619	3,938
Trustees’ fees	2	5	10
Chief compliance officer fees	1	2	4
Printing fees	19	34	79
Professional fees	9	16	39
Custodian/Wire agent fees	8	15	16
Registration fees	3	17	19
Dividend expense on securities sold short	–	–	–
Pricing fees	–	4	14
Litigation fees	–	–	–
Interest expense	–	–	–
Other expenses	15	5	9
Total Expenses	863	2,011	7,590
Less:
Waiver of investment advisory fees	–	(290)	(2,805)
Waiver of shareholder servicing fees Class F(3)	(217)	(394)	–
Waiver of administration fees	(203)	(74)	–
Net Expenses	443	1,253	4,785
Net Investment Income (Loss)	763	3,018	8,696
Net Realized Gain (Loss) on:
Investments	–	18	537
Securities sold short	–	–	–
Affiliated investments	–	–	–
Futures contracts	–	–	219
Foreign currency transactions	–	–	7,187
Purchased and written options	–	–	593
Purchased and written swaptions	–	–	–
Swap contracts	–	–	2,241
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	8	(3,124)	93,543
Securities sold short	–	–	–
Affiliated investments	–	–	–
Futures contracts	–	–	3,029
Purchased and written options	–	–	(177)
Swap contracts	–	–	(154)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	1,145
Net Increase (Decrease) in Net Assets Resulting from Operations	$771	$(88)	$116,859

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the Investment of collateral in an affiliated security.

(3)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

344	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund	Long/Short Alternative Fund

$1,795	$7,919	$5,752	$5,949	$98	$99
426	–	–	–	–	–
4,151	18,401	39,025	14,896	4,580	246
1	1	1	1	1	1
364	–	–	–	–	–
(107)	(238)	–	(3)	–	–
6,630	26,083	44,778	20,843	4,679	346

1,276	5,733	1,795	2,074	1,695	–
1,539	6,967	2,543	2,689	2,188	103
7,697	18,910	5,086	4,930	2,918	274
8	42	13	15	12	1
3	13	5	5	4	–
63	307	102	109	89	4
30	148	50	51	42	2
28	80	31	36	21	2
25	125	30	40	30	11
1,795	–	–	2,196	–	–
47	105	275	80	15	3
–	–	–	–	–	–
–	–	–	1,625	–	–
9	41	12	19	11	1
12,520	32,471	9,942	13,869	7,025	401

(4,447)	(3,499)	(1,917)	(2,012)	(674)	(91)
(26)	–	(1,077)	–	(1,017)	–
(833)	–	(280)	(117)	(851)	–
7,214	28,972	6,668	11,740	4,483	310
(584)	(2,889)	38,110	9,103	196	36

16,429	4,751	7,578	39,218	(910)	(36)
–	–	–	(21,702)	–	–
(147)	–	–	–	–	–
75	95,320	3,266	(15,658)	11,364	3,294
(25)	(4,499)	(702)	(259)	5,769	–
(527)	–	(3,889)	(183)	332	–
–	–	–	–	(16)	–
412	4,631	468	456	526	–

9,278	19,039	14,208	(23,638)	(10,634)	24
(6,190)	–	(20)	(9,068)	–	–
3,732	–	–	–	–	–
58	8,902	(378)	701	615	271
(188)	–	(1,889)	–	(36)	–
3	(2,500)	473	1,217	(287)	–
280	(3,625)	(266)	1,764	6,081	–
$22,606	$119,130	$56,959	$(18,049)	$13,000	$3,589

SEI Institutional Managed Trust / Annual Report / September 30, 2017	345

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Large Cap Fund
	2017	2016
Operations:
Net investment income (loss)	$21,710	$24,209
Net realized gain (loss) from investments, affiliated investments and futures contracts	224,520	(40,384)
Net realized (loss) on foreign currency transactions	–	–
Net change in unrealized appreciation on investments, affiliated investments and futures contracts	133,881	252,691
Net change in unrealized appreciation on foreign currency transactions	–	–
Net Increase in Net Assets Resulting from Operations	380,111	236,516
Dividends and Distributions to Shareholders:
Net investment income:
Class E	N/A	N/A
Class F(1)	(19,572)	(22,122)
Class I	N/A	N/A
Class Y	(1,713)	(2,019)
Net capital gains:
Class E	N/A	N/A
Class F(1)	–	(369,451)
Class I	N/A	N/A
Class Y	–	(25,458)
Return of Capital:
Total Dividends and Distributions	(21,285)	(419,050)
Capital Share Transactions:(2)
Class E:
Proceeds from shares issued	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Net increase from Class E transactions	N/A	N/A
Class F(1):
Proceeds from shares issued	503,259	572,117
Reinvestment of dividends & distributions	18,216	355,095
Cost of shares redeemed	(733,220)	(1,000,085)
Net increase (decrease) from Class F transactions	(211,745)	(72,873)
Class I:
Proceeds from shares issued	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Net decrease from Class I transactions	N/A	N/A
Class Y:
Proceeds from shares issued	28,591	35,851
Reinvestment of dividends & distributions	1,709	27,475
Cost of shares redeemed	(61,145)	(45,385)
Net increase (decrease) from Class Y transactions	(30,845)	17,941
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(242,590)	(54,932)
Net Increase (Decrease) in Net Assets	116,236	(237,466)
Net Assets
Beginning of year	2,402,274	2,639,740
End of year	$2,518,510	$2,402,274
Undistributed Net Investment Income Included in Net Assets at Year End	$5,445	$5,051

(1)    Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

(2)    See Note 7 in Notes to Financial Statements for additional information.

N/A – Not applicable. Shares currently not offered.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

346	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Large Cap Value Fund		Large Cap Growth Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

$19,245	$20,665	$3,033	$932	$29,020	$33,081	$12,213	$11,509	$(621)	$245
95,775	(38,340)	180,285	(70,590)	186,156	(23,600)	7,890	22,525	51,978	(4,935)
–	–	–	–	–	(1)	–	–	–	–
113,986	146,991	40,958	203,284	328,919	297,817	102,221	56,121	25,396	47,891
–	–	–	–	7	–	–	–	–	–
229,006	129,316	224,276	133,626	544,102	307,297	122,324	90,155	76,753	43,201

N/A	N/A	N/A	N/A	N/A	N/A	(5,115)	(4,549)	N/A	N/A
(17,875)	(18,523)	(1,631)	(440)	(26,038)	(30,096)	(6,341)	(6,553)	(776)	(81)
(69)	(79)	–	–	N/A	N/A	(82)	(110)	N/A	N/A
(1,137)	(195)	(368)	(18)	(2,553)	(1,885)	(399)	(9)	(110)	(30)

N/A	N/A	N/A	N/A	N/A	N/A	(8,334)	(352)	N/A	N/A
–	(170,943)	–	(247,678)	–	–	(11,171)	(563)	–	(53,729)
–	(838)	–	(854)	N/A	N/A	(182)	(10)	N/A	N/A
–	(3)	–	(3)	–	–	(700)	–	–	(3,378)

(19,081)	(190,581)	(1,999)	(248,993)	(28,591)	(31,981)	(32,324)	(12,146)	(886)	(57,218)

N/A	N/A	N/A	N/A	N/A	N/A	53,750	33,726	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	12,425	4,442	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	(57,306)	(33,888)	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	8,869	4,280	N/A	N/A

142,401	175,232	156,484	213,121	481,708	678,227	145,341	105,268	137,004	152,199
16,756	178,150	1,530	234,095	23,445	27,092	16,200	6,660	721	47,634
(396,688)	(289,549)	(421,893)	(351,098)	(1,023,577)	(609,417)	(179,157)	(158,094)	(171,076)	(130,137)
(237,531)	63,833	(263,879)	96,118	(518,424)	95,902	(17,616)	(46,166)	(33,351)	69,696

617	1,924	524	1,555	N/A	N/A	2,413	5,253	N/A	N/A
54	731	–	627	N/A	N/A	139	71	N/A	N/A
(3,045)	(3,668)	(2,294)	(2,584)	N/A	N/A	(3,475)	(7,598)	N/A	N/A
(2,374)	(1,013)	(1,770)	(402)	N/A	N/A	(923)	(2,274)	N/A	N/A

95,162	19,939	94,688	19,291	119,677	69,611	42,930	1,046	8,842	13,098
1,135	195	367	18	2,458	1,857	1,009	9	110	3,408
(8,417)	(1,001)	(7,677)	(942)	(41,196)	(20,114)	(5,258)	(411)	(12,393)	(11,825)
87,880	19,133	87,378	18,367	80,939	51,354	38,681	644	(3,441)	4,681
(152,025)	81,953	(178,271)	114,083	(437,485)	147,256	29,011	(43,516)	(36,792)	74,377
57,900	20,688	44,006	(1,284)	78,026	422,572	119,011	34,493	39,075	60,360

1,328,198	1,307,510	1,446,920	1,448,204	3,625,346	3,202,774	670,972	636,479	588,415	528,055
$1,386,098	$1,328,198	$1,490,926	$1,446,920	$3,703,372	$3,625,346	$789,983	$670,972	$627,490	$588,415
$9,855	$9,711	$2,313	$1,233	$7,368	$6,797	$3,037	$2,548	$–	$416

SEI Institutional Managed Trust / Annual Report / September 30, 2017	347

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended September 30,

	Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,804	$2,358	$(1,766)	$(966)	$1,091	$2,358
Net realized gain (loss) from investments, affiliated investments and futures contracts	38,616	(4,387)	24,937	(9,414)	16,801	(1,434)
Net realized gain (loss) on foreign currency transactions	—	—	—	—	—	—
Net change in unrealized appreciation on investments, affiliated investments and futures contracts	15,796	39,715	34,951	35,793	105,305	51,653
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	—	—	—	—
Net Increase in Net Assets Resulting from Operations	56,216	37,686	58,122	25,413	123,197	52,577
Dividends and Distributions to Shareholders:
Net investment income:
Class F(3)	(1,967)	(2,620)	—	—	(2,774)	(1,942)
Class I	(10)	(17)	—	—	N/A	N/A
Class Y	(181)	(26)	—	—	(311)	(205)
Net capital gains:
Class F(3)	—	(23,148)	—	—	—	—
Class I	—	(176)	—	—	N/A	N/A
Class Y	—	(1)	—	—	—	—
Return of Capital:
Total Dividends and Distributions	(2,158)	(25,988)	—	—	(3,085)	(2,147)
Capital Share Transactions:(4)
Class F(3):
Proceeds from shares issued	61,831	91,045	31,220	37,779	173,955	140,278
Reinvestment of dividends & distributions	1,824	24,137	N/A	N/A	2,465	1,729
Cost of shares redeemed	(127,809)	(108,797)	(85,178)	(74,997)	(148,277)	(134,198)
Net increase (decrease) from Class F transactions	(64,154)	6,385	(53,958)	(37,218)	28,143	7,809
Class I:
Proceeds from shares issued	350	1,365	293	1,127	N/A	N/A
Reinvestment of dividends & distributions	9	164	—	—	N/A	N/A
Cost of shares redeemed	(1,173)	(2,458)	(832)	(1,807)	N/A	N/A
Net increase (decrease) from Class I transactions	(814)	(929)	(539)	(680)	N/A	N/A
Class Y:
Proceeds from shares issued	29,541	6,260	19,444	6,390	27,784	20,131
Reinvestment of dividends & distributions	169	26	—	—	293	201
Cost of shares redeemed	(2,260)	(305)	(1,521)	(296)	(9,173)	(5,900)
Net increase (decrease) from Class Y transactions	27,450	5,981	17,923	6,094	18,904	14,432
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(37,518)	11,437	(36,574)	(31,804)	47,047	22,241
Net Increase (Decrease) in Net Assets	16,540	23,135	21,548	(6,391)	167,159	72,671
Net Assets
Beginning of year	372,465	349,330	321,736	328,127	690,473	617,802
End of year	$389,005	$372,465	$343,284	$321,736	$857,632	$690,473
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$902	$1,105	$(1,992)	$(901)	$(151)	$1,093

(1)	Commenced operations on October 17, 2016.

(2)	Includes realized losses of $24,125 ($ Thousands) due to in-kind transactions (See Note 13).

(3)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

(4)	See Note 7 in Notes to Financial Statements for additional information.

(5)	Includes redemptions as a result of in-kind transfer of securities (see Note 13).

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

348	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Mid-Cap Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund			Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund(1)
2017	2016	2017	2016	2017	2016		2017	2016	2017

$711	$1,045	$25,146	$24,083	$22,546	$29,649		$15,976	$16,234	$6,534

8,605	(12)	119,789	46,522	125,365	28,510	(2)	39,273	13,937	(6,270)
—	—	89	66	1,332	880		91	(21)	(197)

7,225	9,570	39,952	97,201	255	163,880		66,115	90,442	44,986

—	—	20	10	2,282	(2,264)		5	(7)	25
16,541	10,603	184,996	167,882	151,780	220,655		121,460	120,585	45,078

(654)	(1,316)	(16,100)	(16,243)	(46,339)	(121,131)		(15,524)	(15,355)	(10)
(3)	(11)	(20)	(22)	(41)	(66)		N/A	N/A	N/A
(11)	(3)	(9,125)	(7,953)	(3,425)	(4,789)		(814)	(291)	(3)

(698)	(14,310)	(31,901)	(49,368)	(59,143)	(30,756)		(24,946)	(37,938)	(90)
(6)	(133)	(56)	(78)	(58)	(17)		N/A	N/A	N/A
(6)	(3)	(13,880)	(19,030)	(4,213)	(1,174)		(1,096)	(8)	(2)

(1,378)	(15,776)	(71,082)	(92,694)	(113,219)	(157,933)		(42,380)	(53,592)	(105)

41,715	45,846	271,433	485,649	343,160	686,309		200,593	422,637	371,007
1,086	13,666	42,085	57,534	94,813	142,990		35,107	45,387	83
(33,003)	(60,453)	(519,803)	(422,085)	(842,329)	(1,499,613	)(5)	(479,179)	(269,936)	(78,131)
9,798	(941)	(206,285)	121,098	(404,356)	(670,314)		(243,479)	198,088	292,959

105	104	220	555	183	1,745		N/A	N/A	N/A
10	144	76	100	99	83		N/A	N/A	N/A
(236)	(229)	(920)	(298)	(1,479)	(511)		N/A	N/A	N/A
(121)	19	(624)	357	(1,197)	1,317		N/A	N/A	N/A

1,871	517	258,709	183,651	126,017	60,214		30,892	36,398	13,016
17	2	22,886	26,906	7,336	5,963		1,549	250	4
(304)	(100)	(222,226)	(144,982)	(32,306)	(66,830)		(11,722)	(3,583)	(950)
1,584	419	59,369	65,575	101,047	(653)		20,719	33,065	12,070
11,261	(503)	(147,540)	187,030	(304,506)	(669,650)		(222,760)	231,153	305,029
26,424	(5,676)	(33,626)	262,218	(265,945)	(606,928)		(143,680)	298,146	350,002

89,130	94,806	1,615,168	1,352,950	1,723,671	2,330,599		1,199,495	901,349	—
$115,554	$89,130	$1,581,542	$1,615,168	$1,457,726	$1,723,671		$1,055,815	$1,199,495	$350,002

$190	$46	$6,140	$5,726	$888	$21,778		$3,851	$3,919	$6,717

SEI Institutional Managed Trust / Annual Report / September 30, 2017	349

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended September 30,

	Real Estate Fund		Enhanced Income Fund		Core Fixed Income Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$391	$3,204	$1,813	$3,995	$45,373	$48,193
Net realized gain (loss) from investments, affiliated investments, futures contracts, options and swap contracts	10,803	22,656	(831)	(892)	3,021	31,083
Net realized gain (loss) on foreign currency transactions	—	—	—	—	1,209	(2,737)
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, futures contracts, options and swap contracts	(13,186)	6,545	2,136	1,978	(31,512)	38,869
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	—	—	748	388
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,992)	32,405	3,118	5,081	18,839	115,796
Dividends and Distributions to Shareholders:
Net investment income:
Class F(2)	(3,576)	(1,492)	(2,326)	(4,041)	(44,513)	(47,320)
Class I	(12)	(5)	(4)	(4)	(159)	(196)
Class Y	(926)	(289)	(217)	(333)	(3,743)	(1,281)
Net capital gains:
Class F(2)	(13,694)	(13,478)	—	—	(38,570)	(22,282)
Class I	(47)	(50)	—	—	(177)	(88)
Class Y	(3,259)	(2,072)	—	—	(2,664)	(251)
Return of Capital:
Class F	—	—	—	—	—	—
Class Y	—	—	—	—	—	—
Total Dividends and Distributions	(21,514)	(17,386)	(2,547)	(4,378)	(89,826)	(71,418)
Capital Share Transactions:(3)
Class F(2):
Proceeds from shares issued	33,297	53,758	24,519	64,014	358,190	370,267
Reinvestment of dividends & distributions	15,915	13,986	2,097	3,328	75,098	62,831
Cost of shares redeemed	(66,266)	(98,481)	(137,936)	(77,456)	(579,756)	(473,871)
Net increase (decrease) from Class F transactions	(17,054)	(30,737)	(111,320)	(10,114)	(146,468)	(40,773)
Class I:
Proceeds from shares issued	37	51	43	56	2,435	7,030
Reinvestment of dividends & distributions	59	55	4	5	216	181
Cost of shares redeemed	(147)	(224)	(115)	(38)	(5,651)	(10,645)
Net increase (decrease) from Class I transactions	(51)	(118)	(68)	23	(3,000)	(3,434)
Class Y:
Proceeds from shares issued	7,456	20,904	1,087	9,533	177,110	48,188
Reinvestment of dividends & distributions	4,014	2,288	199	325	6,270	1,528
Cost of shares redeemed	(6,981)	(8,223)	(12,729)	(3,986)	(26,601)	(3,615)
Net increase (decrease) from Class Y transactions	4,489	14,969	(11,443)	5,872	156,779	46,101
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(12,616)	(15,886)	(122,831)	(4,219)	7,311	1,894
Net Increase (Decrease) in Net Assets	(36,122)	(867)	(122,260)	(3,516)	(63,676)	46,272
Net Assets
Beginning of year	211,420	212,287	198,624	202,140	2,150,342	2,104,070
End of year	$175,298	$211,420	$76,364	$198,624	$2,086,666	$2,150,342
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$(1,186)	$2,193	$413	$974	$(3,256)	$(3,948)

(1)	Commenced operations on April 22, 2016

(2)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

(3)	See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

350	SEI Institutional Managed Trust / Annual Report / September 30, 2017

U.S. Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund(1)		Tax-Free Conservative Income Fund(1)		Real Return Fund
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

$31,506	$22,667	$95,706	$108,548	$1,776	$117	$763	$57	$3,018	$(31)

(6,799)	23,992	3,328	(52,524)	3	1	—	—	18	(745)
305	72	—	—	—	—	—	—	—	—

(21,762)	13,681	52,441	128,300	28	5	8	(14)	(3,124)	8,054

410	(111)	—	—	—	—	—	—	—	—
3,660	60,301	151,475	184,324	1,807	123	771	43	(88)	7,278

(29,187)	(21,692)	(81,593)	(97,388)	(1,558)	(82)	(743)	(35)	(2,501)	—
N/A	N/A	(332)	(303)	N/A	N/A	N/A	N/A	N/A	N/A
(3,241)	(1,995)	(10,507)	(11,336)	(217)	(35)	(25)	(22)	(187)	—

(24,147)	(11,458)	(23,294)	(20,752)	(2)	—	—	—	—	—
N/A	N/A	(129)	(14)	N/A	N/A	N/A	N/A	N/A	N/A
(2,464)	(904)	(2,750)	(1,965)	—	—	—	—	—	—

—	—	—	—	—	—	—	—	(379)	—
—	—	—	—	—	—	—	—	(27)	—
(59,039)	(36,049)	(118,605)	(131,758)	(1,777)	(117)	(768)	(57)	(3,094)	—

847,168	341,832	421,069	557,107	209,939	79,708	198,433	34,618	61,868	101,105
47,934	27,978	94,761	104,534	1,000	2	552	N/A	2,385	—
(411,472)	(300,552)	(813,243)	(516,086)	(95,535)	(4,704)	(66,709)	(3,662)	(100,313)	(80,211)
483,630	69,258	(297,413)	145,555	115,404	75,006	132,276	30,956	(36,060)	20,894

N/A	N/A	12,255	17,111	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	459	257	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	(12,837)	(17,757)	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	(123)	(389)	N/A	N/A	N/A	N/A	N/A	N/A

81,982	28,070	51,520	73,327	26,187	33,606	6,787	13,904	3,214	11,568
5,656	2,884	13,057	13,277	210	34	19	22	210	—
(20,932)	(24,672)	(80,197)	(39,455)	(23,214)	(16,845)	(16,952)	—	(13,859)	(8,938)
66,706	6,282	(15,620)	47,149	3,183	16,795	(10,146)	13,926	(10,435)	2,630
550,336	75,540	(313,156)	192,315	118,587	91,801	122,130	44,882	(46,495)	23,524
494,957	99,792	(280,286)	244,881	118,617	91,807	122,133	44,868	(49,677)	30,802

1,302,394	1,202,602	1,938,000	1,693,119	91,807	—	44,868	—	320,215	289,413
$1,797,351	$1,302,394	$1,657,714	$1,938,000	$210,424	$91,807	$167,001	$44,868	$270,538	$320,215

$207	$165	$11,451	$16,847	$1	$—	$(5)	$—	$(6)	$(336)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	351

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$8,696	$6,941	$(584)	$5,182	$(2,889)	$(10,289)
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	3,590	(2,255)	16,242	(8,504)	104,702	173,625
Net realized gain (loss) on foreign currency transactions	7,187	(3,995)	(25)	275	(4,499)	10,203
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	96,241	45,206	6,695	21,870	25,441	60,435
Net change in unrealized appreciation (depreciation) on foreign currency transactions	1,145	(2,358)	278	(78)	(3,625)	(1,282)
Net Increase (Decrease) in Net Assets Resulting from Operations	116,859	43,539	22,606	18,745	119,130	232,692
Dividends and Distributions to Shareholders:
Net investment income:
Class F(1)	(4,937)	(1,545)	(362)	(8,678)	(17,091)	—
Class Y	(539)	(203)	(4)	— *	(2,213)	—
Net capital gains:
Class F(1)	—	—	—	(5,493)	(133,300)	(52,441)
Class Y	—	—	—	— *	(13,339)	(5,687)
Return of Capital:
Class Y	—	—	—	—	—	—
Total Dividends and Distributions	(5,476)	(1,748)	(366)	(14,171)	(165,943)	(58,128)
Capital Share Transactions:(2)
Class F(1):
Proceeds from shares issued	213,750	528,103	112,287	171,102	748,527	552,145
Reinvestment of dividends & distributions	4,578	1,436	326	12,521	137,072	48,391
Cost of shares redeemed	(112,077)	(98,390)	(200,431)	(142,145)	(450,101)	(486,245)
Net increase (decrease) from Class F transactions	106,251	431,149	(87,818)	41,478	435,498	114,291
Class Y:
Proceeds from shares issued	31,483	6,305	3,857	4,953	71,209	27,220
Reinvestment of dividends & distributions	539	202	4	—	15,484	5,687
Cost of shares redeemed	(17,335)	(11,889)	(500)	(3,712)	(48,067)	(48,587)
Net increase (decrease) from Class Y transactions	14,687	(5,382)	3,361	1,241	38,626	(15,680)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	120,938	425,767	(84,457)	42,719	474,124	98,611
Net Increase (Decrease) in Net Assets	232,321	467,558	(62,217)	47,293	427,311	273,175
Net Assets
Beginning of year	537,301	69,743	575,104	527,811	2,279,105	2,005,930
End of year	$769,622	$537,301	$512,887	$575,104	$2,706,416	$2,279,105
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year End	$11,921	$1,461	$(298)	$415	$(19,459)	$(17,755)

*	Includes investment income distributions of $351 and capital gains distributions of $195.

(1)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

(2)	See Note 7 in Notes to Financial Statements for additional information

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

352	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund		Long/Short Alternative Fund
2017	2016	2017	2016	2017	2016	2017	2016

$38,110	$32,823	$9,103	$6,385	$196	$(422)	$36	$(131)

7,423	(8,640)	2,131	(10,310)	11,296	3,682	3,258	197
(702)	597	(259)	(28)	5,769	1,589	—	—

12,394	24,134	(30,788)	18,621	(10,342)	5,752	295	545

(266)	306	1,764	(2,228)	6,081	(345)	—	—
56,959	49,220	(18,049)	12,440	13,000	10,256	3,589	611

(26,811)	(31,119)	(9,561)	(4,527)	(1,044)	—	—	—
(5,026)	(3,724)	(888)	(590)	(130)	—	—	—

—	(6,367)	—	—	(3,588)	(6,779)	—	—
—	(332)	—	—	(279)	(583)	—	—
—	—	—	—	—	—	(1)	—
(31,837)	(41,542)	(10,449)	(5,117)	(5,041)	(7,362)	(1)	—

334,913	216,121	213,570	313,191	213,677	252,346	—	—
22,088	30,116	8,667	3,967	3,619	5,291	—	—
(208,055)	(222,050)	(365,499)	(256,694)	(188,661)	(167,823)	—	—
148,946	24,187	(143,262)	60,464	28,635	89,814	—	—

81,243	69,963	15,276	21,292	8,247	12,540	—	—
4,941	4,001	868	590	409	583	—	—
(20,925)	(12,892)	(34,879)	(16,773)	(10,338)	(12,521)	(11,000)	—
65,259	61,072	(18,735)	5,109	(1,682)	602	(11,000)	—
214,205	85,259	(161,997)	65,573	26,953	90,416	(11,000)	—
239,327	92,937	(190,495)	72,896	34,912	93,310	(7,412)	611

741,420	648,483	1,080,192	1,007,296	709,681	616,371	41,794	41,183
$980,747	$741,420	$889,697	$1,080,192	$744,593	$709,681	$34,382	$41,794

$(2,329)	$(823)	$(2,908)	$(1,933)	$6,569	$1,249	$—	$(83)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	353

STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended September 30, 2017

Multi-Asset Inflation Managed Fund
Cash Flows from Operating Activities:
Net decrease in net assets from operations	$(18,049)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchase of Investment Securities	(867,631)
Proceeds from disposition of investment securities	1,162,142
Proceeds from securities sold short	165,526
Purchases to cover securities sold short	(226,038)
Purchased options/purchases to cover written options	(615)
Proceeds from sale of options/expired options	432
Amortization (accretion of market discount)	(5,079)
Net Realized Gain/(Loss) on:
Investments and securities sold short	(17,516)
Options	183
Net Change in Unrealized (Appreciation)/Depreciation on:
Investments and securities sold short	32,706
Changes in Assets:
Cash collateral on swaps	511
Cash collateral on futures	(154)
Foreign currency, at value	(319)
Receivable for investment securities sold	10,734
Dividends and interest receivable	740
Unrealized gain on forward foreign currency contracts	16
Unrealized gain of foreign spot currency contracts	(13)
OTC swap contracts, at value	9
Receivable for variation margin	2,390
Foreign tax reclaim receivable	(9)
Due from broker	(1,454)
Prepaid expenses	(6)
Changes in Liabilities:
Shareholder servicing fees payable, Class F	(32)
Payable for investment securities purchased	(12,044)
OTC swap contracts, at value	295
Payable for variation margin	(1,163)
Investment advisory fees payable	(56)
Unrealized loss on forward foreign currency contracts	(1,738)
Unrealized loss on foreign currency spot contracts	(6)
Interest payable	(15)
Due to broker	(1,930)
Accrued expenses payable	189
Net Cash Provided by Operating Activities	222,006
Cash Flows from Financing Activities
Reverse repurchase agreements	(84,778)
Dividends and distributions	(10,449)
Proceeds from shares issued	229,386
Reinvestment of dividends and distributions	9,535
Cost of shares redeemed	(400,918)
Net Cash Used in Financing Activities	(257,224)
Net Change in Cash	(35,218)
Cash and cash equivalents at Beginning of Year	$182,745
Cash and cash equivalents at End of Year	$147,527

The accompanying notes are an integral part of the financial statements.

354	SEI Institutional Managed Trust / Annual Report / September 30, 2017

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class F(2)
2017	$12.54	$0.12	$2.11	$2.23	$(0.12)	$—	$(0.12)	$14.65	17.88%	$2,362,181	0.89%	0.89%	0.95%	0.91%	100%
2016	13.71	0.12	1.16	1.28	(0.12)	(2.33)	(2.45)	12.54	10.15	2,237,663	0.91(3)	0.91(3)	0.99(3)	1.01	68
2015	15.19	0.11	(0.30)	(0.19)	(0.09)	(1.20)	(1.29)	13.71	(1.73)	2,483,582	0.89	0.89	0.97	0.74	110
2014	13.95	0.09	2.19	2.28	(0.09)	(0.95)	(1.04)	15.19	16.96	2,581,944	0.89	0.89	1.01	0.60	57
2013	12.15	0.12	2.43	2.55	(0.13)	(0.62)	(0.75)	13.95	22.23	2,107,192	0.89	0.89	1.01	0.94	49
Class Y
2017	$12.55	$0.16	$2.10	$2.26	$(0.15)	$—	$(0.15)	$14.66	18.16%	$156,329	0.64%	0.64%	0.70%	1.16%	100%
2016	13.71	0.16	1.16	1.32	(0.15)	(2.33)	(2.48)	12.55	10.50	164,611	0.66(3)	0.66(3)	0.74(3)	1.26	68
2015(4)	14.62	0.11	(0.94)	(0.83)	(0.08)	—	(0.08)	13.71	(5.74)	156,158	0.64	0.64	0.72	1.03	110
Large Cap Value Fund
Class F(2)
2017	$21.20	$0.32	$3.49	$3.81	$(0.31)	$—	$(0.31)	$24.70	18.13%	$1,261,075	0.89%	0.89%	0.93%	1.38%	76%
2016	22.35	0.32	1.78	2.10	(0.30)	(2.95)	(3.25)	21.20	10.16	1,300,029	0.91(3)	0.91(3)	0.95(3)	1.56	70
2015	25.71	0.32	(1.72)	(1.40)	(0.25)	(1.71)	(1.96)	22.35	(6.15)	1,300,033	0.89	0.90	0.93	1.29	96
2014	21.94	0.29	3.76	4.05	(0.28)	—	(0.28)	25.71	18.55	1,527,500	0.89	0.89	0.97	1.19	58
2013	18.02	0.28	3.92	4.20	(0.28)	—	(0.28)	21.94	23.55	1,444,929	0.89	0.89	0.97	1.39	55
Class I
2017	$21.21	$0.27	$3.49	$3.76	$(0.26)	$—	$(0.26)	$24.71	17.84%	$4,666	1.11%	1.11%	1.18%	1.16%	76%
2016	22.35	0.28	1.78	2.06	(0.25)	(2.95)	(3.20)	21.21	9.93	6,165	1.13(3)	1.13(3)	1.20(3)	1.33	70
2015	25.71	0.27	(1.72)	(1.45)	(0.20)	(1.71)	(1.91)	22.35	(6.34)	7,477	1.11	1.12	1.18	1.06	96
2014	21.96	0.24	3.75	3.99	(0.24)	—	(0.24)	25.71	18.22	9,499	1.11	1.11	1.22	0.97	58
2013	18.02	0.23	3.95	4.18	(0.24)	—	(0.24)	21.96	23.35	9,412	1.11	1.11	1.22	1.16	55
Class Y
2017	$21.21	$0.38	$3.48	$3.86	$(0.37)	$—	$(0.37)	$24.70	18.37%	$120,357	0.64%	0.64%	0.69%	1.63%	76%
2016(5)	23.90	0.35	0.16	0.51	(0.25)	(2.95)	(3.20)	21.21	2.88	22,004	0.66(3)	0.66(3)	0.70(3)	1.89	70
Large Cap Growth Fund
Class F(2)
2017	$29.74	$0.06	$4.96	$5.02	$(0.04)	$—	$(0.04)	$34.72	16.89%	$1,364,210	0.89%	0.89%	0.98%	0.20%	95%
2016	32.22	0.02	3.02	3.04	(0.01)	(5.51)	(5.52)	29.74	9.77	1,421,656	0.91(3)	0.91(3)	1.00(3)	0.06	93
2015	33.82	0.08	0.97	1.05	(0.05)	(2.60)	(2.65)	32.22	2.87	1,442,646	0.89	0.89	0.98	0.24	110
2014	30.28	0.09	4.25	4.34	(0.09)	(0.71)	(0.80)	33.82	14.51	1,550,723	0.89	0.89	1.02	0.26	61
2013	25.57	0.08	4.73	4.81	(0.10)	—	(0.10)	30.28	18.89	1,433,284	0.89	0.89	1.02	0.28	69
Class I
2017	$29.17	$(0.01)	$4.86	$4.85	$—	$—	$—	$34.02	16.63%	$3,607	1.11%	1.11%	1.23%	(0.03)%	95%
2016	31.75	(0.04)	2.97	2.93	—	(5.51)	(5.51)	29.17	9.54	4,783	1.13(3)	1.13(3)	1.25(3)	(0.15)	93
2015	33.40	0.01	0.96	0.97	(0.02)	(2.60)	(2.62)	31.75	2.65	5,558	1.11	1.11	1.23	0.02	110
2014	29.93	0.01	4.21	4.22	(0.04)	(0.71)	(0.75)	33.40	14.28	7,245	1.11	1.11	1.27	0.05	61
2013	25.28	0.02	4.68	4.70	(0.05)	—	(0.05)	29.93	18.62	8,324	1.11	1.11	1.27	0.06	69
Class Y
2017	$29.80	$0.14	$4.96	$5.10	$(0.14)	$—	$(0.14)	$34.76	17.17%	$123,109	0.64%	0.64%	0.74%	0.45%	95%
2016(5)	34.91	0.07	0.36	0.43	(0.03)	(5.51)	(5.54)	29.80	1.58	20,481	0.66(3)	0.66(3)	0.75(3)	0.25	93

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.
(3)	The expense ratio includes proxy expenses outside of the cap.
(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(5)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.
Amounts	designated as “—“ are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	355

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Large Cap Fund
Class F(2)
2017	$20.74	$0.18	$3.37	$3.55	$(0.18)	$—	$(0.18)	$24.11	17.19%	$3,385,550	0.90%(3)	0.90%(3)	0.94%(3)	0.82%	88%
2016	19.13	0.19	1.60	1.79	(0.18)	—	(0.18)	20.74	9.42	3,427,251	0.91(4)	0.91(4)	1.00(4)	0.95	89
2015	19.64	0.14	(0.52)	(0.38)	(0.13)	—	(0.13)	19.13	(1.99)	3,072,983	0.89	0.89	0.98	0.70	85
2014	16.81	0.12	2.84	2.96	(0.13)	—	(0.13)	19.64	17.63	3,089,839	0.89	0.89	1.02	0.65	39
2013	13.88	0.15	2.94	3.09	(0.16)	—	(0.16)	16.81	22.47	2,407,951	0.89	0.89	1.02	1.00	42
Class Y
2017	$20.75	$0.24	$3.37	$3.61	$(0.23)	$—	$(0.23)	$24.13	17.52%	$317,822	0.65%(3)	0.65%(3)	0.69%(3)	1.07%	88%
2016	19.13	0.24	1.61	1.85	(0.23)	—	(0.23)	20.75	9.75	198,095	0.66(4)	0.66(4)	0.75(4)	1.20	89
2015(5)	20.46	0.15	(1.38)	(1.23)	(0.10)	—	(0.10)	19.13	(6.04)	129,791	0.64	0.64	0.73	1.00	85
S&P 500 Index Fund
Class E
2017	$53.68	$1.00	$8.51	$9.51	$(0.96)	$(1.59)	$(2.55)	$60.64	18.32%	$323,386	0.25%	0.25%	0.29%	1.76%	21%
2016	47.54	0.95	6.18	7.13	(0.92)	(0.07)	(0.99)	53.68	15.14	277,242	0.27(4)	0.27(4)	0.32(4)	1.88	10
2015	53.30	0.87	(0.99)	(0.12)	(0.95)	(4.69)	(5.64)	47.54	(0.77)	242,962	0.25	0.25	0.29	1.67	12
2014	46.45	0.89	7.94	8.83	(0.91)	(1.07)	(1.98)	53.30	19.42	2,070,624	0.25	0.25	0.29	1.76	10
2013	39.79	0.85	6.65	7.50	(0.84)	—	(0.84)	46.45	19.11	2,365,696	0.25	0.25	0.29	1.99	6
Class F(2)
2017	$53.32	$0.89	$8.47	$9.36	$(0.87)	$(1.59)	$(2.46)	$60.22	18.12%	$417,308	0.43%	0.43%	0.54%	1.58%	21%
2016	47.23	0.86	6.13	6.99	(0.83)	(0.07)	(0.90)	53.32	14.93	386,477	0.45(4)	0.45(4)	0.57(4)	1.69	10
2015	53.00	0.77	(0.99)	(0.22)	(0.86)	(4.69)	(5.55)	47.23	(0.97)	385,743	0.43	0.43	0.54	1.51	12
2014	46.20	0.79	7.91	8.70	(0.83)	(1.07)	(1.90)	53.00	19.23	394,132	0.43	0.43	0.54	1.58	10
2013	39.60	0.76	6.61	7.37	(0.77)	—	(0.77)	46.20	18.87	352,589	0.43	0.43	0.54	1.78	6
Class I
2017	$53.58	$0.77	$8.52	$9.29	$(0.72)	$(1.59)	$(2.31)	$60.56	17.87%	$6,328	0.65%	0.65%	0.79%	1.36%	21%
2016	47.46	0.76	6.15	6.91	(0.72)	(0.07)	(0.79)	53.58	14.67	6,473	0.67(4)	0.67(4)	0.82(4)	1.49	10
2015	53.22	0.66	(0.99)	(0.33)	(0.74)	(4.69)	(5.43)	47.46	(1.19)	7,774	0.65	0.65	0.79	1.28	12
2014	46.38	0.68	7.94	8.62	(0.71)	(1.07)	(1.78)	53.22	18.95	7,962	0.65	0.65	0.79	1.35	10
2013	39.73	0.67	6.65	7.32	(0.67)	—	(0.67)	46.38	18.60	7,577	0.65	0.65	0.79	1.58	6
Class Y
2017	$53.33	$0.98	$8.46	$9.44	$(0.96)	$(1.59)	$(2.55)	$60.22	18.31%	$42,961	0.25%	0.25%	0.29%	1.71%	21%
2016(6)	51.04	0.87	2.25	3.12	(0.76)	(0.07)	(0.83)	53.33	6.19	780	0.28(4)	0.28(4)	0.32(4)	1.88	10
Small Cap Fund
Class F(2)
2017	$11.61	$(0.02)	$1.68	$1.66	$(0.02)	$—	$(0.02)	$13.25	14.29%	$588,341	1.14%	1.14%	1.24%	(0.12)%	135%
2016	11.99	—	0.88	0.88	—	(1.26)	(1.26)	11.61	7.76	550,556	1.16(4)	1.16(4)	1.26(4)	0.03	104
2015	13.01	(0.01)	0.04	0.03	—	(1.05)	(1.05)	11.99	(0.24)	495,245	1.14	1.14	1.22	(0.11)	137
2014	13.32	(0.03)	0.61	0.58	—*	(0.89)	(0.89)	13.01	4.38	483,282	1.14	1.14	1.28	(0.24)	72
2013	10.62	0.01	3.25	3.26	(0.05)	(0.51)	(0.56)	13.32	32.40	410,780	1.14	1.14	1.28	0.08	72
Class Y
2017	$11.66	$0.02	$1.67	$1.69	$(0.04)	$—	$(0.04)	$13.31	14.51%	$39,149	0.89%	0.89%	0.99%	0.13%	135%
2016	12.01	0.03	0.89	0.92	(0.01)	(1.26)	(1.27)	11.66	8.08	37,859	0.91(4)	0.91(4)	1.01(4)	0.28	104
2015(5)	12.89	0.01	(0.89)	(0.88)	—	—	—	12.01	(6.83)	32,810	0.89	0.89	0.98	0.11	137

*	Amount represents less than $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares were renamed as Class F shares of the same Fund.
(3)	The expense ratio includes litigation expenses outside the cap.
(4)	The expense ratio includes proxy expenses outside of the cap.
(5)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(6)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.
Amounts	designated as “—” are $0 or have been rounded to $0.

356	SEI Institutional Managed Trust / Annual Report / September 30, 2017

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Value Fund
Class F(2)
2017	$22.75	$0.11	$3.43	$3.54	$(0.13)	$—	$(0.13)	$26.16	15.61%	$349,296	1.14%	1.14%	1.23%	0.45%	123%
2016	21.80	0.14	2.27	2.41	(0.15)	(1.31)	(1.46)	22.75	11.60	362,348	1.17(3)	1.17(3)	1.26(3)	0.63	87
2015	23.97	0.13	(0.19)	(0.06)	(0.15)	(1.96)	(2.11)	21.80	(0.76)	345,594	1.14	1.14	1.23	0.56	87
2014	23.24	0.12	0.95	1.07	(0.14)	(0.20)	(0.34)	23.97	4.54	374,828	1.14	1.14	1.27	0.49	52
2013	18.23	0.17	5.03	5.20	(0.19)	—	(0.19)	23.24	28.73	391,113	1.14	1.14	1.28	0.84	51
Class I
2017	$22.57	$0.05	$3.41	$3.46	$(0.09)	$—	$(0.09)	$25.94	15.37%	$2,466	1.36%	1.36%	1.48%	0.22%	123%
2016	21.64	0.09	2.25	2.34	(0.10)	(1.31)	(1.41)	22.57	11.34	2,910	1.39(3)	1.39(3)	1.51(3)	0.40	87
2015	23.81	0.08	(0.19)	(0.11)	(0.10)	(1.96)	(2.06)	21.64	(0.99)	3,736	1.36	1.36	1.48	0.34	87
2014	23.09	0.07	0.93	1.00	(0.08)	(0.20)	(0.28)	23.81	4.29	4,179	1.36	1.36	1.52	0.27	52
2013	18.10	0.11	5.02	5.13	(0.14)	—	(0.14)	23.09	28.51	5,308	1.36	1.36	1.53	0.55	51
Class Y
2017	$22.76	$0.18	$3.43	$3.61	$(0.19)	$—	$(0.19)	$26.18	15.94%	$37,243	0.89%	0.89%	0.99%	0.74%	123%
2016(4)	22.95	0.18	1.09	1.27	(0.15)	(1.31)	(1.46)	22.76	6.04	7,207	0.92(3)	0.92(3)	1.02(3)	0.91	87
Small Cap Growth Fund
Class F(2)
2017	$28.86	$(0.17)	$5.73	$5.56	$—	$—	$—	$34.42	19.27%	$312,759	1.11%	1.11%	1.23%	(0.55)%	116%
2016	26.60	(0.08)	2.34	2.26	—	—	—	28.86	8.50	312,240	1.14(3)	1.14(3)	1.26(3)	(0.31)	124
2015	25.95	(0.14)	0.79	0.65	—	—	—	26.60	2.50	325,353	1.11	1.11	1.23	(0.48)	131
2014	24.63	(0.15)	1.47	1.32	—*	—	—*	25.95	5.36	335,849	1.11	1.11	1.28	(0.57)	70
2013	18.57	(0.02)	6.16	6.14	(0.08)	—	(0.08)	24.63	33.21	353,097	1.11	1.11	1.28	(0.08)	81
Class I
2017	$27.83	$(0.24)	$5.52	$5.28	$—	$—	$—	$33.11	18.97%	$2,079	1.36%	1.36%	1.48%	(0.79)%	116%
2016	25.71	(0.14)	2.26	2.12	—	—	—	27.83	8.25	2,253	1.39(3)	1.39(3)	1.51(3)	(0.56)	124
2015	25.15	(0.20)	0.76	0.56	—	—	—	25.71	2.23	2,774	1.36	1.36	1.48	(0.73)	131
2014	23.93	(0.21)	1.43	1.22	—	—	—	25.15	5.10	2,968	1.36	1.36	1.52	(0.82)	70
2013	18.04	(0.07)	5.99	5.92	(0.03)	—	(0.03)	23.93	32.86	3,384	1.36	1.36	1.53	(0.35)	81
Class Y
2017	$28.93	$(0.11)	$5.77	$5.66	$—	$—	$—	$34.59	19.57%	$28,446	0.86%	0.86%	0.98%	(0.36)%	116%
2016(4)	27.72	(0.02)	1.23	1.21	—	—	—	28.93	4.37	7,243	0.89(3)	0.89(3)	1.01(3)	(0.08)	124
Tax-Managed Small/Mid Cap Fund
Class F(2)
2017	$18.97	$0.03	$3.17	$3.20	$(0.08)	$—	$(0.08)	$22.09	16.91%	$782,449	1.11%(5)	1.11%(5)	1.24%(5)	0.12%	151%
2016	17.53	0.06	1.44	1.50	(0.06)	—	(0.06)	18.97	8.55	643,288	1.13(3)	1.13(3)	1.25(3)	0.35	107
2015	17.62	0.02	0.09	0.11	(0.01)	(0.19)	(0.20)	17.53	0.58	589,712	1.11	1.11	1.23	0.12	98
2014	17.10	0.01	1.40	1.41	(0.02)	(0.87)	(0.89)	17.62	8.44	573,175	1.11	1.11	1.28	0.07	61
2013	13.26	0.04	3.86	3.90	(0.06)	—	(0.06)	17.10	29.54	486,216	1.11	1.11	1.28	0.30	67
Class Y
2017	$18.98	$0.07	$3.17	$3.24	$(0.11)	$—	$(0.11)	$22.11	17.14%	$75,183	0.90%(5)	0.90%(5)	0.99%(5)	0.34%	151%
2016	17.55	0.10	1.44	1.54	(0.11)	—	(0.11)	18.98	8.79	47,185	0.91(3)	0.91(3)	1.00(3)	0.58	107
2015(6)	18.52	0.05	(1.01)	(0.96)	(0.01)	—	(0.01)	17.55	(5.17)	28,090	0.89	0.89	0.98	0.32	98

*	Amount represents less than $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A were renamed as Class F shares of the same Fund.
(3)	The expense ratio includes proxy expenses outside of the cap.
(4)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.
(5)	The expense ratio includes litigation expenses outside the cap.
(6)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts	designated as “—“ are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	357

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Mid-Cap Fund
Class F(2)
2017	$24.00	$0.17	$3.99	$4.16	$(0.16)	$(0.19)	$(0.35)	$27.81	17.52%	$112,423	0.98%	0.98%	0.99%	0.67%	112%
2016	25.08	0.27	2.86	3.13	(0.34)	(3.87)	(4.21)	24.00	14.10	87,780	1.01(3)	1.01(3)	1.01(3)	1.16	115
2015	27.53	0.17	0.12	0.29	(0.07)	(2.67)	(2.74)	25.08	0.67	93,923	0.98	0.98	0.98	0.63	175
2014	24.64	0.04	3.65	3.69	(0.06)	(0.74)	(0.80)	27.53	15.28	93,705	1.02	1.02	1.03	0.16	66
2013	19.30	0.11	5.37	5.48	(0.14)	–	(0.14)	24.64	28.52	107,487	1.02	1.02	1.03	0.52	108
Class I
2017	$23.96	$0.12	$4.00	$4.12	$(0.11)	$(0.19)	$(0.30)	$27.78	17.32%	$864	1.20%	1.20%	1.24%	0.46%	112%
2016	25.04	0.22	2.85	3.07	(0.28)	(3.87)	(4.15)	23.96	13.84	871	1.24(3)	1.24(3)	1.27(3)	0.97	115
2015	27.52	0.10	0.12	0.22	(0.03)	(2.67)	(2.70)	25.04	0.43	883	1.20	1.20	1.23	0.38	175
2014	24.64	(0.02)	3.65	3.63	(0.01)	(0.74)	(0.75)	27.52	15.01	1,144	1.26	1.26	1.28	(0.08)	66
2013	19.30	0.06	5.37	5.43	(0.09)	–	(0.09)	24.64	28.20	1,558	1.26	1.26	1.28	0.27	108
Class Y
2017	$24.01	$0.24	$4.00	$4.24	$(0.23)	$(0.19)	$(0.42)	$27.83	17.84%	$2,267	0.73%	0.73%	0.74%	0.93%	112%
2016(4)	26.61	0.30	1.29	1.59	(0.32)	(3.87)	(4.19)	24.01	7.56	479	0.78(3)	0.78(3)	0.78(3)	1.43	115
U.S. Managed Volatility Fund
Class F(2)
2017	$17.04	$0.25	$1.72	$1.97	$(0.26)	$(0.49)	$(0.75)	$18.26	11.85%	$994,387	1.00%	1.00%	1.23%	1.45%	48%
2016	16.23	0.25	1.62	1.87	(0.26)	(0.80)	(1.06)	17.04	12.01	1,126,685	1.02(3)	1.02(3)	1.25(3)	1.53	43
2015	17.50	0.25	0.60	0.85	(0.25)	(1.87)	(2.12)	16.23	4.61	959,241	1.00	1.00	1.23	1.47	58
2014	16.09	0.23	2.62	2.85	(0.23)	(1.21)	(1.44)	17.50	18.68	1,001,565	1.00	1.00	1.27	1.38	71
2013	13.96	0.27	2.25	2.52	(0.27)	(0.12)	(0.39)	16.09	18.39	851,119	1.00	1.00	1.27	1.78	39
Class I
2017	$17.03	$0.21	$1.71	$1.92	$(0.20)	$(0.49)	$(0.69)	$18.26	11.58%	$1,426	1.25%	1.25%	1.48%	1.21%	48%
2016	16.21	0.21	1.62	1.83	(0.21)	(0.80)	(1.01)	17.03	11.76	1,928	1.27(3)	1.27(3)	1.50(3)	1.28	43
2015	17.47	0.21	0.60	0.81	(0.20)	(1.87)	(2.07)	16.21	4.43	1,469	1.25	1.25	1.48	1.22	58
2014	16.07	0.19	2.61	2.80	(0.19)	(1.21)	(1.40)	17.47	18.35	1,280	1.25	1.25	1.52	1.13	71
2013	13.93	0.23	2.25	2.48	(0.22)	(0.12)	(0.34)	16.07	18.10	1,230	1.25	1.25	1.52	1.52	39
Class Y
2017	$17.05	$0.30	$1.71	$2.01	$(0.30)	$(0.49)	$(0.79)	$18.27	12.13%	$585,729	0.75%	0.75%	0.98%	1.73%	48%
2016	16.24	0.29	1.62	1.91	(0.30)	(0.80)	(1.10)	17.05	12.28	486,555	0.77(3)	0.77(3)	1.00(3)	1.78	43
2015(5)	16.51	0.22	(0.35)	(0.13)	(0.14)	–	(0.14)	16.24	(1.97)	392,240	0.75	0.75	0.99	1.73	58

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.
(3)	The expense ratio includes proxy expenses outside of the cap.
(4)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.
(5)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

358	SEI Institutional Managed Trust / Annual Report / September 30, 2017

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Global Managed Volatility Fund
Class F(2)
2017	$11.51	$0.17	$1.03		$1.20	$(0.32)	$(0.42)	$(0.74)	$11.97	11.16%	$1,242,592	1.11%	1.11%	1.24%	1.45%	61%
2016	10.83	0.17	1.20		1.37	(0.55)	(0.14)	(0.69)	11.51	13.08	1,618,549	1.13(3)	1.13(3)	1.25(3)	1.50	58
2015	11.41	0.20	0.47		0.67	(0.57)	(0.68)	(1.25)	10.83	5.87	2,234,776	1.11	1.11	1.23	1.75	52
2014	11.00	0.20	1.24		1.44	(0.50)	(0.53)	(1.03)	11.41	13.97	1,799,842	1.11	1.11	1.28	1.84	68
2013	9.80	0.23	1.22		1.45	(0.25)	—	(0.25)	11.00	15.12	1,399,316	1.11	1.11	1.28	2.09	60
Class I
2017	$11.29	$0.14	$1.00		$1.14	$(0.28)	$(0.42)	$(0.70)	$11.73	10.80%	$1,573	1.36%	1.36%	1.48%	1.24%	61%
2016	10.62	0.15	1.18		1.33	(0.52)	(0.14)	(0.66)	11.29	12.97	2,734	1.38(3)	1.38(3)	1.51(3)	1.41	58
2015	11.23	0.17	0.44		0.61	(0.54)	(0.68)	(1.22)	10.62	5.43	1,301	1.36	1.36	1.48	1.50	52
2014	10.84	0.17	1.23		1.40	(0.48)	(0.53)	(1.01)	11.23	13.78	1,034	1.36	1.36	1.53	1.59	68
2013	9.66	0.20	1.21		1.41	(0.23)	—	(0.23)	10.84	14.91	954	1.36	1.36	1.54	1.85	60
Class Y
2017	$11.55	$0.22	$1.00		$1.22	$(0.35)	$(0.42)	$(0.77)	$12.00	11.32%	$213,561	0.87%	0.87%	0.99%	1.87%	61%
2016	10.85	0.21	1.20		1.41	(0.57)	(0.14)	(0.71)	11.55	13.49	102,388	0.88(3)	0.88(3)	1.01(3)	1.86	58
2015(4)	10.73	0.19	(0.07)		0.12	—	—	—	10.85	1.12	94,522	0.86	0.86	0.99	2.23	52
Tax-Managed Managed Volatility Fund
Class F(2)
2017	$14.74	$0.23	$1.61		$1.84	$(0.23)	$(0.39)	$(0.62)	$15.96	12.84%	$994,011	1.00%	1.00%	1.23%	1.53%	22%
2016	13.88	0.22	1.41		1.63	(0.21)	(0.56)	(0.77)	14.74	12.24	1,162,478	1.02(3)	1.02(3)	1.25(3)	1.52	32
2015	14.14	0.20	0.64		0.84	(0.20)	(0.90)	(1.10)	13.88	5.92	901,026	1.00	1.00	1.23	1.40	49
2014	12.70	0.19	1.94		2.13	(0.18)	(0.51)	(0.69)	14.14	17.33	765,744	1.00	1.00	1.28	1.38	58
2013	11.28	0.22	1.75		1.97	(0.22)	(0.33)	(0.55)	12.70	18.24	621,530	1.00	1.00	1.27	1.86	28
Class Y
2017	$14.74	$0.27	$1.61		$1.88	$(0.27)	$(0.39)	$(0.66)	$15.96	13.12%	$61,804	0.75%	0.75%	0.98%	1.80%	22%
2016	13.89	0.26	1.40		1.66	(0.25)	(0.56)	(0.81)	14.74	12.42	37,017	0.77(3)	0.77(3)	1.01(3)	1.81	32
2015(5)	14.25	0.11	(0.42	)(6)	(0.31)	(0.05)	—	(0.05)	13.89	(2.17)	323	0.81	0.81	1.06	1.77	49
Tax-Managed International Managed Volatility Fund
Class F(2)
2017(7)	$10.00	$0.23	$1.33		$1.56	$—	$—	$—	$11.56	15.65%	$336,350	1.11%	1.11%	1.39%	2.29%	51%
Class Y
2017(7)	$10.00	$0.30	$1.29		$1.59	$(0.01)	$—	$(0.01)	$11.58	15.90%	$13,652	0.86%	0.86%	1.15%	2.92%	51%

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.
(3)	The expense ratio includes proxy expenses outside of the cap.
(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(5)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.
(6)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the Fund.
(7)	Commenced operations on October 17, 2016. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	359

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Real Estate Fund
Class F(2)
2017	$19.37	$0.03	$(0.21)	$(0.18)	$(0.41)	$(1.63)	$(2.04)	$17.15	(0.57)%	$137,877	1.14%	1.14%	1.24%	0.16%	67%
2016	17.96	0.29	2.69	2.98	(0.16)	(1.41)	(1.57)	19.37	17.13	174,178	1.16(3)	1.16(3)	1.25(3)	1.54	84
2015	17.05	0.08	1.87	1.95	(0.26)	(0.78)	(1.04)	17.96	11.44	193,006	1.14	1.14	1.23	0.42	51
2014	15.42	0.29	1.64	1.93	(0.30)	—	(0.30)	17.05	12.63	226,780	1.14	1.14	1.28	1.76	57
2013	14.97	0.14	0.50	0.64	(0.19)	—	(0.19)	15.42	4.30	207,876	1.14	1.14	1.27	0.91	74
Class I
2017	$19.35	$(0.02)	$(0.20)	$(0.22)	$(0.37)	$(1.63)	$(2.00)	$17.13	(0.80)%	$529	1.36%	1.36%	1.49%	(0.09)%	67%
2016	17.94	0.25	2.69	2.94	(0.12)	(1.41)	(1.53)	19.35	16.90	651	1.38(3)	1.38(3)	1.50(3)	1.33	84
2015	17.03	0.03	1.87	1.90	(0.21)	(0.78)	(0.99)	17.94	11.16	720	1.36	1.36	1.48	0.17	51
2014	15.39	0.25	1.64	1.89	(0.25)	—	(0.25)	17.03	12.33	622	1.36	1.36	1.52	1.51	57
2013	14.93	0.10	0.51	0.61	(0.15)	—	(0.15)	15.39	4.09	565	1.36	1.36	1.52	0.65	74
Class Y
2017	$19.38	$0.07	$(0.21)	$(0.14)	$(0.46)	$(1.63)	$(2.09)	$17.15	(0.37)%	$36,892	0.89%	0.89%	0.99%	0.41%	67%
2016	17.96	0.32	2.72	3.04	(0.21)	(1.41)	(1.62)	19.38	17.49	36,591	0.92(3)	0.92(3)	1.01(3)	1.64	84
2015(4)	19.00	0.08	(0.65)(5)	(0.57)	(0.14)	(0.33)	(0.47)	17.96	(2.97)	18,561	0.89	0.89	0.98	0.54	51
Enhanced Income Fund
Class F(2)
2017	$7.49	$0.16	$0.11	$0.27	$(0.18)	$—	$(0.18)	$7.58	3.60%	$70,279	0.60%	0.60%	0.98%	2.06%	76%
2016	7.46	0.15	0.04	0.19	(0.16)	—	(0.16)	7.49	2.60	181,059	0.63(3)	0.63(3)	1.04(3)	1.96	90
2015	7.60	0.14	(0.13)	0.01	(0.15)	—	(0.15)	7.46	0.07	190,645	0.60	0.60	1.02	1.82	89
2014	7.61	0.14	(0.01)	0.13	(0.14)	—	(0.14)	7.60	1.69	230,910	0.60	0.60	1.05	1.78	106
2013	7.57	0.16	0.03	0.19	(0.15)	—	(0.15)	7.61	2.50	194,821	0.60	0.60	1.05	2.08	170
Class I
2017	$7.47	$0.14	$0.11	$0.25	$(0.16)	$—	$(0.16)	$7.56	3.33%	$188	0.85%	0.85%	1.23%	1.81%	76%
2016	7.45	0.13	0.03	0.16	(0.14)	—	(0.14)	7.47	2.20	255	0.88(3)	0.88(3)	1.29(3)	1.71	90
2015	7.58	0.12	(0.12)	—	(0.13)	—	(0.13)	7.45	(0.06)	232	0.85	0.85	1.26	1.54	89
2014	7.59	0.12	(0.01)	0.11	(0.12)	—	(0.12)	7.58	1.44	376	0.85	0.85	1.30	1.53	106
2013	7.56	0.14	0.02	0.16	(0.13)	—	(0.13)	7.59	2.17	368	0.85	0.85	1.30	1.85	170
Class Y
2017	$7.48	$0.17	$0.11	$0.28	$(0.19)	$—	$(0.19)	$7.57	3.76%	$5,897	0.46%	0.46%	0.72%	2.20%	76%
2016	7.46	0.16	0.03	0.19	(0.17)	—	(0.17)	7.48	2.61	17,310	0.49(3)	0.49(3)	0.79(3)	2.11	90
2015(4)	7.51	0.11	(0.08)	0.03	(0.08)	—	(0.08)	7.46	0.44	11,264	0.46	0.46	0.77	1.89	89

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.
(3)	The expense ratio includes proxy expenses outside of the cap.
(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(5)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

360	SEI Institutional Managed Trust / Annual Report / September 30, 2017

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Core Fixed Income Fund
Class F(2)
2017	$11.71	$0.25	$(0.15)	$0.10	$(0.26)	$(0.23)	$(0.49)	$11.32	1.02%	$1,855,251	0.67%	0.67%	0.80%	2.19%	386%
2016	11.47	0.26	0.37	0.63	(0.27)	(0.12)	(0.39)	11.71	5.64	2,070,113	0.69(3)	0.69(3)	0.88(3)	2.29	336
2015	11.47	0.27	—	0.27	(0.27)	—	(0.27)	11.47	2.36	2,068,581	0.67	0.67	0.86	2.32	350
2014	11.20	0.29	0.28	0.57	(0.30)	—	(0.30)	11.47	5.14	2,041,268	0.67	0.67	0.85	2.59	343
2013	11.64	0.30	(0.42)	(0.12)	(0.32)	—	(0.32)	11.20	(1.09)	1,904,623	0.67	0.67	0.85	2.57	342
Class I
2017	$11.70	$0.22	$(0.14)	$0.08	$(0.24)	$(0.23)	$(0.47)	$11.31	0.80%	$5,975	0.89%	0.89%	1.05%	1.97%	386%
2016	11.46	0.24	0.36	0.60	(0.24)	(0.12)	(0.36)	11.70	5.41	9,313	0.91(3)	0.91(3)	1.13(3)	2.07	336
2015	11.46	0.24	0.01	0.25	(0.25)	—	(0.25)	11.46	2.14	12,504	0.89	0.89	1.11	2.10	350
2014	11.19	0.27	0.27	0.54	(0.27)	—	(0.27)	11.46	4.91	10,488	0.89	0.89	1.08	2.38	343
2013	11.63	0.27	(0.42)	(0.15)	(0.29)	—	(0.29)	11.19	(1.31)	14,128	0.89	0.89	1.10	2.34	342
Class Y
2017	$11.71	$0.28	$(0.15)	$0.13	$(0.29)	$(0.23)	$(0.52)	$11.32	1.27%	$225,440	0.42%	0.42%	0.55%	2.46%	386%
2016	11.47	0.29	0.37	0.66	(0.30)	(0.12)	(0.42)	11.71	5.90	70,916	0.44(3)	0.44(3)	0.63(3)	2.55	336
2015(4)	11.47	0.08	—	0.08	(0.08)	—	(0.08)	11.47	0.69	22,985	0.42	0.42	0.63	2.66	350
U.S. Fixed Income Fund
Class F(2)
2017	$10.58	$0.19	$(0.21)	$(0.02)	$(0.19)	$(0.17)	$(0.36)	$10.20	(0.11)%	$1,638,534	0.66%	0.66%	0.79%	1.84%	463%
2016	10.38	0.19	0.32	0.51	(0.20)	(0.11)	(0.31)	10.58	4.94	1,205,262	0.68(3)	0.68(3)	0.88(3)	1.81	401
2015	10.33	0.20	0.08	0.28	(0.21)	(0.02)	(0.23)	10.38	2.67	1,113,602	0.66	0.66	0.86	1.92	313
2014	10.15	0.21	0.18	0.39	(0.21)	—	(0.21)	10.33	3.91	1,098,480	0.66	0.66	0.86	2.02	345
2013	10.84	0.19	(0.36)	(0.17)	(0.21)	(0.31)	(0.52)	10.15	(1.61)	1,022,233	0.66	0.66	0.86	1.85	319
Class Y
2017	$10.58	$0.21	$(0.20)	$0.01	$(0.22)	$(0.17)	$(0.39)	$10.20	0.14%	$158,817	0.41%	0.41%	0.54%	2.09%	463%
2016	10.38	0.21	0.32	0.53	(0.22)	(0.11)	(0.33)	10.58	5.20	97,132	0.43(3)	0.43(3)	0.63(3)	2.06	401
2015(5)	10.44	0.17	(0.06)(6)	0.11	(0.17)	—	(0.17)	10.38	1.03	89,000	0.41	0.41	0.61	2.16	313

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.
(3)	The expense ratio includes proxy expenses outside of the cap.
(4)	Commenced operations on June 30, 2015. All ratios for the period have been annualized.
(5)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(6)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	361

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

High Yield Bond Fund
Class F(2)
2017	$7.18	$0.42	$0.26	$0.68	$(0.41)	$(0.12)	$(0.53)	$7.33	9.75%	$1,469,480	0.90%(3)	0.90%(3)	1.01%(3)	5.83%	62%
2016	7.01	0.42	0.26	0.68	(0.42)	(0.09)	(0.51)	7.18	10.44	1,737,907	0.91(4)	0.91(4)	1.10(4)	6.16	56
2015	7.70	0.42	(0.65)	(0.23)	(0.42)	(0.04)	(0.46)	7.01	(3.21)	1,548,778	0.89	0.89	1.08	5.61	56
2014	7.68	0.43	0.06‡	0.49	(0.43)	(0.04)	(0.47)	7.70	6.49	1,707,482	0.89	0.89	1.12	5.47	73
2013	7.59	0.48	0.07	0.55	(0.46)	—	(0.46)	7.68	7.39	1,989,355	0.89	0.89	1.12	6.13	74
Class I
2017	$6.93	$0.39	$0.26	$0.65	$(0.38)	$(0.12)	$(0.50)	$7.08	9.65%	$1,147	1.12%(3)	1.12%(3)	1.25%(3)	5.58%	62%
2016	6.78	0.40	0.23	0.63	(0.39)	(0.09)	(0.48)	6.93	9.95	1,078	1.14(4)	1.14(4)	1.36(4)	6.01	56
2015	7.48	0.39	(0.67)	(0.28)	(0.38)	(0.04)	(0.42)	6.78	(3.91)	1,026	1.11	1.11	1.32	5.31	56
2014	7.49	0.40	0.03	0.43	(0.40)	(0.04)	(0.44)	7.48	5.81	3,794	1.11	1.11	1.37	5.24	73
2013	7.40	0.45	0.07	0.52	(0.43)	—	(0.43)	7.49	7.19	38,849	1.11	1.11	1.38	6.07	74
Class Y
2017	$7.18	$0.44	$0.25	$0.69	$(0.43)	$(0.12)	$(0.55)	$7.32	9.87%	$187,087	0.65%(3)	0.65%(3)	0.76%(3)	6.08%	62%
2016	7.01	0.44	0.26	0.70	(0.44)	(0.09)	(0.53)	7.18	10.72	199,015	0.66(4)	0.66(4)	0.85(4)	6.42	56
2015(5)	7.44	0.33	(0.44)	(0.11)	(0.32)	—	(0.32)	7.01	(1.75)	143,315	0.64	0.64	0.83	5.94	56
Conservative Income Fund
Class F(2)
2017	$10.00	$0.08	$—	$0.08	$(0.08)	$—	$(0.08)	$10.00	0.83%	$190,440	0.30%	0.30%	0.58%	0.84%	–%
2016(6)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.16	75,011	0.30(4)	0.30(4)	0.61(4)	0.37	–
Class Y
2017	$10.00	$0.10	$(0.01)	$0.09	$(0.09)	$—	$(0.09)	$10.00	0.94%	$19,984	0.20%	0.20%	0.33%	0.96%	–%
2016(6)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.20	16,796	0.20(4)	0.20(4)	0.36(4)	0.47	–
Tax-Free Conservative Income Fund
Class F(2)
2017	$10.00	$0.05	$—	$0.05	$(0.05)	$—	$(0.05)	$10.00	0.51%	$163,219	0.30%	0.30%	0.59%	0.51%	–%
2016(6)	10.00	0.01	—	0.01	(0.01)	—	(0.01)	10.00	0.12	30,946	0.30(4)	0.30(4)	0.60(4)	0.27	–
Class Y
2017	$10.00	$0.06	$—	$0.06	$(0.06)	$—	$(0.06)	$10.00	0.60%	$3,782	0.20%	0.20%	0.34%	0.63%	–%
2016(6)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.16	13,922	0.20(4)	0.20(4)	0.35(4)	0.37	–

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
‡	Includes redemption fees of $0.03 per share.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares were renamed as Class F shares of the same Fund.
(3)	The expense ratio includes litigation expenses outside the cap.
(4)	The expense ratio includes proxy expenses outside of the cap.
(5)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(6)	Commenced operations on April 22, 2016. All ratios for the period have been annualized.
Amounts	designated as “—” are $0 or have been rounded to $0.

362	SEI Institutional Managed Trust / Annual Report / September 30, 2017

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Real Return Fund
Class F(2)
2017	$10.14	$0.11	$(0.11)	$—	$(0.11)(3)	$—	$(0.11)	$10.03	0.03%	$252,333	0.45%	0.45%	0.73%	1.07%	49%
2016	9.91	—	0.23	0.23	—	—	—	10.14	2.32	291,380	0.47(4)	0.47(4)	0.82(4)	(0.02)	38
2015	10.08	(0.10)	(0.06)	(0.16)	(0.01)	—	(0.01)	9.91	(1.57)	263,888	0.45	0.45	0.80	(1.01)	37
2014	10.19	0.05	(0.08)	(0.03)	(0.04)	(0.04)	(0.08)	10.08	(0.30)	284,944	0.45	0.45	0.84	0.51	34
2013	10.67	0.05	(0.23)	(0.18)	(0.06)	(0.24)	(0.30)	10.19	(1.72)	308,821	0.45	0.45	0.84	0.48	72
Class Y
2017	$10.17	$0.12	$(0.11)	$0.01	$(0.12)(3)	$—	$(0.12)	$10.06	0.11%	$18,205	0.35%	0.35%	0.48%	1.15%	49%
2016	9.92	0.01	0.24	0.25	—	—	—	10.17	2.52	28,835	0.37(4)	0.37(4)	0.57(4)	0.07	38
2015(5)	9.91	(0.02)	0.03	0.01	—	—	—	9.92	0.10	25,525	0.35	0.35	0.55	(0.27)	37
Dynamic Asset Allocation Fund
Class F(2)
2017	$10.18	$0.15	$1.87	$2.02	$(0.10)	$—	$(0.10)	$12.10	19.95%	$696,463	0.75%	0.75%	1.18%	1.30%	3%
2016	9.09	0.14	0.99	1.13	(0.04)	—	(0.04)	10.18	12.39	488,778	0.77(4)	0.77(4)	1.21(4)	1.42	7
2015(6)	10.00	0.03	(0.94)	(0.91)	—	—	—	9.09	(9.10)	21,514	0.75	0.75	1.25	1.62	2
Class Y
2017	$10.20	$0.17	$1.87	$2.04	$(0.12)	$—	$(0.12)	$12.12	20.17%	$73,159	0.50%	0.50%	0.93%	1.55%	3%
2016	9.09	0.16	0.99	1.15	(0.04)	—	(0.04)	10.20	12.67	48,523	0.52(4)	0.52(4)	0.96(4)	1.66	7
2015(6)	10.00	0.03	(0.94)	(0.91)	—	—	—	9.09	(9.10)	48,229	0.50	0.50	0.96	1.97	2
Multi-Strategy Alternative Fund
Class F(2)
2017	$9.67	$(0.01)	$0.46	$0.45	$(0.01)	$—	$(0.01)	$10.11	4.62%	$508,046	1.41%(7)	1.41%(7)	2.44%(7)	(0.12)%	37%
2016	9.60	0.09	0.23	0.32	(0.15)	(0.10)	(0.25)	9.67	3.40	573,752	1.12(4)(8)	1.12(4)(8)	2.39(4)(8)	0.95	149
2015	10.05	0.19	(0.48)	(0.29)	(0.16)	—	(0.16)	9.60	(2.98)	527,792	0.49	0.49	2.08	1.88	35
2014	9.79	0.06	0.28	0.34	(0.08)	—	(0.08)	10.05	3.45	498,090	0.64(9)	0.64(9)	2.19(9)	0.64	72
2013	9.62	0.07	0.15	0.22	(0.05)	—	(0.05)	9.79	2.33	426,733	0.73(10)	0.73(10)	2.22(10)	0.71	139
Class Y
2017	$9.68	$0.03	$0.44	$0.47	$(0.03)	$—	$(0.03)	$10.12	4.79%	$4,841	1.14%(11)	1.14%(11)	2.16%(11)	0.34%	37%
2016	9.60	—	0.36	0.36	(0.18)	(0.10)	(0.28)	9.68	3.77	1,352	0.96(4)(12)	0.96(4)(12)	2.18(4)(12)	–	149
2015(13)	9.97	0.04	(0.41)	(0.37)	—	—	—	9.60	(3.71)	19	0.25	0.25	1.83	1.03	35

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares were renamed as Class F shares of the same Fund.
(3)	Includes return of capital of $0.01.
(4)	The expense ratio includes proxy expenses outside of the cap.
(5)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(6)	Commenced operations on July 30, 2015. All ratios for the period have been annualized.
(7)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.06%, 1.06%, and 2.09%.
(8)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.85%, 0.85%, and 2.12%.
(9)	The expense ratio includes dividend expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.58%, 0.58%, and 2.13%.
(10)	The expense ratio includes dividend expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.60%, 0.60%, and 2.09%.
(11)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.79%, 0.79%, and 1.98%.
(12)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.69%, 0.69%, and 1.91%.
(13)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	363

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Multi-Asset Accumulation Fund
Class F(2)
2017	$10.31	$(0.01)	$0.39	$0.38	$(0.07)	$(0.61)	$(0.68)	$10.01	4.33%	$2,468,847	1.17%	1.17%	1.31%	(0.12)%	28%
2016	9.53	(0.05)	1.10	1.05	—	(0.27)	(0.27)	10.31	11.36	2,076,240	1.19(3)	1.19(3)	1.35(3)	(0.50)	55
2015	10.89	(0.09)	(0.28)	(0.37)	(0.11)	(0.88)	(0.99)	9.53	(3.98)	1,803,619	1.17	1.17	1.33	(0.85)	94
2014	10.30	(0.05)	0.96	0.91	—*	(0.32)	(0.32)	10.89	9.11	1,865,846	1.17	1.17	1.38	(0.47)	55
2013	10.51	(0.05)	0.17	0.12	(0.01)	(0.32)	(0.33)	10.30	1.12	1,414,563	1.17	1.17	1.37	(0.52)	104
Class Y
2017	$10.36	$—	$0.41	$0.41	$(0.10)	$(0.61)	$(0.71)	$10.06	4.55%	$237,569	0.92%	0.92%	1.06%	(0.03)%	28%
2016	9.55	(0.03)	1.11	1.08	—	(0.27)	(0.27)	10.36	11.66	202,865	0.94(3)	0.94(3)	1.10(3)	(0.33)	55
2015(4)	10.11	(0.08)	(0.48)	(0.56)	—	—	—	9.55	(5.54)	202,311	0.92	0.92	1.08	(1.04)	94
Multi-Asset Income Fund
Class F(2)
2017	$10.56	$0.48	$0.24	$0.72	$(0.40)	$—	$(0.40)	$10.88	6.90%	$813,767	0.80%	0.80%	1.21%	4.47%	77%
2016	10.46	0.50	0.23	0.73	(0.53)	(0.10)	(0.63)	10.56	7.38	643,477	0.82(3)(5)	0.82(3)(5)	1.23(3)(5)	4.85	72
2015	10.60	0.54	(0.19)	0.35	(0.44)	(0.05)	(0.49)	10.46	3.33	615,259	0.85(6)	0.85(6)	1.25(6)	5.06	109
2014	10.60	0.51	0.13(7)	0.64	(0.47)	(0.17)	(0.64)	10.60	6.19	539,504	0.83(8)	0.83(8)	1.27(8)	4.76	124
2013	10.35	0.67	0.17(7)	0.84	(0.52)	(0.07)	(0.59)	10.60	8.24	230,356	0.98(9)	0.98(9)	1.40(9)	6.22	89
Class Y
2017	$10.56	$0.49	$0.24	$0.73	$(0.41)	$—	$(0.41)	$10.88	7.00%	$166,980	0.70%	0.70%	0.96%	4.60%	77%
2016	10.46	0.52	0.22	0.74	(0.54)	(0.10)	(0.64)	10.56	7.49	97,943	0.72(3)(10)	0.72(3)(10)	0.98(3)(10)	5.08	72
2015(4)	10.62	0.45	(0.26)	0.19	(0.35)	—	(0.35)	10.46	1.81	33,224	0.76(11)	0.76(11)	1.00(11)	5.60	109

*	Amount represents less than $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares were renamed as Class F shares of the same Fund.
(3)	The expense ratio includes proxy expenses outside of the cap.
(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(5)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.21%.
(6)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.20%.
(7)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the Fund.
(8)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.24%.
(9)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.22%.
(10)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.96%.
(11)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.95%.

Amounts designated as “—” are $0 or have been rounded to $0.

364	SEI Institutional Managed Trust / Annual Report / September 30, 2017

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Multi-Asset Inflation Managed Fund
Class F(2)
2017	$8.80	$0.09	$(0.27)	$(0.18)		$(0.10)	$—	$(0.10)	$8.52	(2.07)%	$821,191	1.33%(3)	1.33%(3)	1.56%(3)	1.01%	68%
2016	8.75	0.05	0.04	0.09		(0.04)	—	(0.04)	8.80	1.06	990,931	1.23(3)(4)	1.23(3)(4)	1.46(3)(4)	0.59	73
2015	9.39	—	(0.64)	(0.64)		—	—	—	8.75	(6.82)	924,048	1.11(5)	1.11(5)	1.34(5)	(0.05)	115
2014	9.42	0.06	(0.09)	(0.03)		—	—	—	9.39	(0.32)	923,541	1.02(6)	1.02(6)	1.30(6)	0.65	119
2013	10.10	0.06	(0.69)	(0.63)		(0.04)	(0.01)	(0.05)	9.42	(6.27)	766,368	0.93(7)	0.93(7)	1.20(7)	0.59	61
Class Y
2017	$8.82	$0.10	$(0.26)	$(0.16)		$(0.13)	$—	$(0.13)	$8.53	(1.90)%	$68,506	1.08%(8)	1.08%(8)	1.32%(8)	1.13%	68%
2016	8.77	0.07	0.04	0.11		(0.06)	—	(0.06)	8.82	1.30	89,261	0.98(4)(8)	0.98(4)(8)	1.21(4)(8)	0.79	73
2015(9)	8.96	0.04	(0.23)	(0.19)		—	—	—	8.77	(2.12)	83,248	0.92(10)	0.92(10)	1.15(10)	0.53	115
Multi-Asset Capital Stability Fund
Class F(2)
2017	$10.14	$—	$0.18	$0.18		$(0.02)	$(0.05)	$(0.07)	$10.25	1.78%	$694,247	0.62%	0.62%	0.98%	0.02%	159%
2016	10.11	(0.01)	0.16	0.15		—	(0.12)	(0.12)	10.14	1.47	658,185	0.64(4)	0.64(4)	1.00(4)	(0.07)	234
2015	10.25	(0.04)	0.09	0.05		—	(0.19)	(0.19)	10.11	0.57	565,709	0.62	0.62	0.98	(0.39)	227
2014	9.94	(0.01)	0.34	0.33		—	(0.02)	(0.02)	10.25	3.37	541,602	0.62	0.62	1.02	(0.12)	246
2013	10.14	(0.02)	(0.10)	(0.12)		(0.01)	(0.07)	(0.08)	9.94	(1.23)	486,926	0.62	0.62	1.02	(0.22)	410
Class Y
2017	$10.16	$0.01	$0.17	$0.18		$(0.02)	$(0.05)	$(0.07)	$10.27	1.88%	$50,346	0.52%	0.52%	0.73%	0.11%	159%
2016	10.12	—	0.16	0.16		—	(0.12)	(0.12)	10.16	1.57	51,496	0.54(4)	0.54(4)	0.75(4)	0.02	234
2015(9)	10.06	(0.02)	0.08	0.06		—	—	—	10.12	0.60	50,662	0.52	0.52	0.74	(0.30)	227
Long/Short Alternative Fund
Class F(2)
2017	$9.79	$(0.01)	$1.10	$1.09		$—	$—	$—	$10.88	11.13%	$22	1.14%	1.14%	1.42%	(0.13)%	111%
2016	9.67	(0.06)	0.18	0.12		—	—	—	9.79	1.24	19	1.17(4)	1.17(4)	1.40(4)	(0.57)	43
2015(11)	10.00	(0.08)	(0.25)	(0.33)		—	—	—	9.67	(3.30)	19	1.14	1.14	1.39	(0.99)	198
Class Y
2017	$9.81	$0.01	$1.11	$1.12	$	—(12)	$—	$—	$10.93	11.42%	$34,360	0.90%	0.90%	1.17%	0.10%	111%
2016	9.67	(0.03)	0.17	0.14		—	—	—	9.81	1.45	41,775	0.92(4)	0.92(4)	1.15(4)	(0.32)	43
2015(13)	10.11	(0.03)	(0.41)	(0.44)		—	—	—	9.67	(4.35)	41,164	0.91	0.91	1.15	(0.81)	198

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares were renamed as Class F shares of the same Fund.
(3)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.14%.
(4)	The expense ratio includes proxy expenses outside of the cap.
(5)	The expense ratio includes interest and dividend expense. Had this expense been excluded the ratios would have been 0.95%, 0.95%, and 1.18%.
(6)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.18%.
(7)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.17%.
(8)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.65%, 0.65%, and 0.89%.
(9)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(10)	The expense ratio includes dividend and interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.93%.
(11)	Commenced operations on December 19, 2014. All ratios for the period have been annualized.
(12)	Includes return of capital of less than $0.01 per share.
(13)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	365

Notes to Financial Statements/Consolidated Notes to Financial Statements

September 30, 2017

1. ORGANIZATION

SEI Institutional Managed Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 29 funds: Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Tax-Managed International Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Real Return, Dynamic Asset Allocation, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed, Multi-Asset Capital Stability and Long/Short Alternative (each a “Fund,” collectively the “Funds”) each of which are diversified Funds, with the exception of the Real Estate, Multi-Asset Accumulation, Multi-Asset Inflation Managed and Long/Short Alternative Funds.

The Accumulation Commodity Strategy Subsidiary, Ltd. and Inflation Commodity Strategy Subsidiary, Ltd. are both wholly-owned subsidiaries of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, respectively, (each a “Subsidiary”, collectively the “Subsidiaries”). Each Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds and their respective subsidiaries have been consolidated in the Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Trust is registered to offer: Class F shares (formerly Class A shares) of the Funds and Class Y shares of the Funds; Class E shares of the S&P 500 Index Fund; Class I shares of the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond and Real Return Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund’s prospectus provides a description of its investment goal and its principal investment strategies and risks.

Tax-Managed International Managed Volatility Fund commenced operations on October 17, 2016.

Effective January 31, 2017, the Trust Class A shares were each re-designated as Class F shares. This share class name change had no impact on any Fund’s operations or investment policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above,

366	SEI Institutional Managed Trust / Annual Report / September 30, 2017

the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance

SEI Institutional Managed Trust / Annual Report / September 30, 2017	367

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Global Managed Volatility Fund also uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Global Managed Volatility Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to

368	SEI Institutional Managed Trust / Annual Report / September 30, 2017

value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2017, maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

For the year ended September 30, 2017, there have been no significant changes to the Trust’s fair valuation methodologies.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of September 30, 2017. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Multi-Asset Income Fund

Assets	Fair Value ($ Thousands) at September 30, 2017	Valuation Technique(s)	Range (Weighted Unobservable Input Average)

Asset-Backed Securities	$802	OAS off 08/31/17 Broker Quote	Broker Quote	101
	864	Market Comparables	Credit Spread	607
	2,001	09/26/2017 Trade Price	Trade Price	100

Total Asset-Backed Securities	3,667

Corporate Obligations	3,960	OAS off 08/31/17 Broker Quote	Broker Quote	92 -100.21858
	2,288	Discounted Cash Flow	Credit Spread	170

Total Corporate Obligations	6,248

Loan Participations	6,521	Yield analysis	Yield	7.04% - 8.82%

Mortgage-Backed Securities	7,846	OAS off 08/31/17 Broker Quote	Broker Quote	90.7 - 99.12
	3,482	Discounted Cash Flow	Credit Spread	400

Total Mortgage-Backed Securities	11,328

Common Stock	79	Discounted Cash Flow	Discount rate	13%

The unobservable inputs used to determine fair value of reoccurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Security Transactions and Investment Income —

Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Repurchase Agreements —Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a

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September 30, 2017

segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements —To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Multi-Asset Accumulation Fund, Multi-Asset Inflation Managed and Dynamic Asset Allocation Fund may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also invest in equity securities of issuers in commodity-related industries.

The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. A Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. A Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Multi-Asset Accumulation, Multi-Asset Inflation Managed, and Dynamic Asset Allocation Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency

370	SEI Institutional Managed Trust / Annual Report / September 30, 2017

contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2017, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary

Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2017 if applicable.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Options/Swaptions Writing/Purchasing —To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing fund securities or to enhance the Fund’s returns. When a Fund writes or purchases an option/swaption, an amount equal to

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September 30, 2017

the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2017, if applicable.

Securities Sold Short —To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of September 30, 2017, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to

372	SEI Institutional Managed Trust / Annual Report / September 30, 2017

the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations or Consolidated Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of September 30, 2017, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a

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September 30, 2017

result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — At September 30, 2017, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at September 30, 2017, were as follows:

	Number of Shares/ Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

Small Cap Growth Fund
Value Creation	145,600	8/10/06	8/10/06	$1,491	$61	0.02%

High Yield Bond Fund
Aventine (Escrow Security)	$2,750	11/30/10	11/30/10	$–	$–	0.00%

Dividends and Distributions to Shareholders —

Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income and Real Return Funds; are declared and paid annually for the Global Managed Volatility, Tax-Managed International Managed Volatility, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Inflation Managed, Multi-Asset Capital Stability, Dynamic Asset Allocation and Long/Short Alternative Funds; are declared daily and paid monthly for the Core Fixed Income, U.S. Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Multi-Asset Income and Multi-Asset Capital Stability Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Investments in Real Estate Investment Trust — With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the Real Estate Investment Trust (“REIT”) investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment in Subsidiary — Each of the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the

374	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Subsidiaries are all managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of September 30, 2017, the Core Fixed Income Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund and the Multi-Asset Inflation Managed Fund are the buyers (“receiving protection”) on a total notional amount of $12 million, $9.4 million, $10 million and $11 million, respectively. As of September 30, 2017, the Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Multi-Strategy Alternative Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund are the sellers (“providing protection”) on a total notional amount of $22 million, $8.3 million,

$12.4 million, $3.7 million, $9.4 million, and $27.3 million, respectively. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event was to occur.

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September 30, 2017

Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

CORE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$476,593	$476,593
Maximum potential amount of future payments	-	-	-	22,060,000	22,060,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
U.S. FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$174,769	$174,769
Maximum potential amount of future payments	-	-	-	8,300,000	8,300,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

HIGH YIELD BOND FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$968,372	$968,372
Maximum potential amount of future payments	-	-	-	12,379,000	12,379,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
MULTI-STRATEGY ALTERNATIVE FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$11	$-	$142,477	$142,488
Maximum potential amount of future payments	-	2,593,000	-	1,182,201	3,775,201
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
MULTI-ASSET INFLATION MANAGED FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$(1,301,481)	$-	$(1,301,481)
Maximum potential amount of future payments	-	-	9,433,000	-	9,433,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

376	SEI Institutional Managed Trust / Annual Report / September 30, 2017

MULTI-ASSET CAPITAL STABILITY FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVERIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$1,600,888	$1,600,888
Maximum potential amount of future payments	-	-	-	27,263,292	27,263,292
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$22,060,000	$-	$-	$22,060,000
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	-	-	-	-
> than 400	-	-	-	-	-	-
Total	$-	$-	$22,060,000	$-	$-	$22,060,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
U.S. FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$8,300,000	$-	$-	$8,300,000
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	-	-	-	-
> than 400	-	-	-	-	-	-
Total	$-	$-	$8,300,000	$-	$-	$8,300,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
HIGH YIELD BOND FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-300	-	-	850,000	-	-	850,000
301-400	-	-	11,529,000	-	-	11,529,000
> than 400	-	-	-	-	-	-
Total	$-	$-	$12,379,000	$-	$-	$12,379,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-STRATEGY ALTERNATIVE FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$2,345,000	$-	$-	$2,345,000
101-200	-	-	248,000	-	-	248,000
201-300	-	-	-	-	-	-
301-400	-	-	-	-	-	-
> than 400	-	-	1,405,401	-	-	1,405,401
Total	$-	$-	$3,998,401	$-	$-	$3,998,401

SEI Institutional Managed Trust / Annual Report / September 30, 2017	377

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET INFLATION MANAGED FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	-	-	-	-
> than 400	-	-	-	-	9,433,000	9,433,000
Total	$-	$-	$-	$-	$9,433,000	$9,433,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET CAPITAL STABILITY FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$12,290,000	$-	$-	$12,290,000
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	-	-	-	-
> than 400	-	-	14,973,292	-	-	14,973,292
Total	$-	$-	$27,263,292	$-	$-	$27,263,292

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Summary Schedule of Investments, Schedule of Investments or Consolidated Schedule of Investments and the Statement of Operations or Consolidated Statement of Operations.

The fair value of derivative instruments as of September 30, 2017 was as follows ($ Thousands):

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Global Managed Volatility Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$335*	Net Assets — Unrealized depreciation on futures contracts	$4*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,460	Unrealized loss on forward foreign currency contracts	102

Total Derivatives not accounted for as hedging instruments		$2,795		$106

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$2,048*	Net Assets — Unrealized depreciation on futures contracts	$2,336 *
	Net Assets — Unrealized appreciation on swap contracts	1,879†	Net Assets — Unrealized depreciation on swap contracts	248†
	Options purchased, at value	203	Options written, at value	175
Foreign exchange contracts	Unrealized gain on forward foreign		Unrealized loss on forward foreign
	currency contracts	840	currency contracts	674
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	69†	Net Assets — Unrealized depreciation on swap contracts	30†

Total Derivatives not accounted for as hedging instruments		$5,039		$3,463

378	SEI Institutional Managed Trust / Annual Report / September 30, 2017

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

U.S. Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$1,057*	Net Assets — Unrealized depreciation on futures contracts	$827*
	Net Assets — Unrealized appreciation on swap contracts	1,071†	Net Assets — Unrealized depreciation on swap contracts	12†
	Options purchased, at value	117	Options written, at value	100
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	273	Unrealized loss on forward foreign currency contracts	22
Credit Contracts	Net Assets — Unrealized appreciation on swap contracts	12	Net Assets — Unrealized depreciation on swap contracts	—

Total Derivatives not accounted for as hedging instruments		$2,530		$961

High Yield Bond Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	$—†	Net Assets — Unrealized depreciation on swap contracts	$367†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	83†	Net Assets — Unrealized depreciation on swap contracts	—†

Total Derivatives not accounted for as hedging instruments		$83		$367

Dynamic Asset Allocation Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$5,917*	Net Assets — Unrealized depreciation on futures contracts	$2,866*
	Net Assets — Unrealized appreciation on swap contracts	696†	Net Assets — Unrealized depreciation on swap contracts	274†
	Options purchased, at value	883	Options written, at value	425
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	979	Unrealized loss on forward foreign currency contracts	2,131

Total Derivatives not accounted for as hedging instruments		$8,475		$5,696

Multi-Strategy Alternative Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$78*	Net Assets — Unrealized depreciation on futures contracts	$—*
	Net Assets — Unrealized appreciation on swap contracts	332	Net Assets — Unrealized depreciation on swap contracts	67
Equity contracts	Options purchased, at value	223	Options written, at value	30
	Net Assets — Unrealized appreciation on futures contracts	—*	Net Assets — Unrealized depreciation on futures contracts	11*
	Net Assets — Unrealized appreciation on swap contracts	199†	Net Assets — Unrealized depreciation on swap contracts	192†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	359	Unrealized loss on forward foreign currency contracts	159
	Net Assets — Unrealized appreciation on cross currency swap contracts	—	Net Assets — Unrealized depreciation on cross currency swap contracts	16†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	233†	Net Assets — Unrealized depreciation on swap contracts	246†

Total Derivatives not accounted for as hedging instruments		$1,424		$721

SEI Institutional Managed Trust / Annual Report / September 30, 2017	379

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Multi-Asset Accumulation Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$—*	Net Assets — Unrealized depreciation on futures contracts	$21,819*
	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	6,944†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	27,217*	Net Assets — Unrealized depreciation on futures contracts	2,126*
	Net Assets — Unrealized appreciation on swap contracts	2,097†	Net Assets — Unrealized depreciation on swap contracts	860†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	6,009	Unrealized loss on forward foreign currency contracts	9,973
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	17,332*	Net Assets — Unrealized depreciation on futures contracts	6,566*
	Net Assets — Unrealized appreciation on swap contracts	4,774†	Net Assets — Unrealized depreciation on swap contracts	3,093†

Total Derivatives not accounted for as hedging instruments		$57,429		$51,381

Multi-Asset Income Fund
Interest rate contracts	Options purchased, at value	$35	Options written, at value	$9
	Net Assets — Unrealized appreciation on futures contracts	—*	Net Assets — Unrealized depreciation on futures contracts	847*
	Net Assets — Unrealized appreciation on swap contracts	169†	Net Assets — Unrealized depreciation on swap contracts	127†
Equity contracts	Options purchased, at value	—	Options written, at value	2,245
	Net Assets — Unrealized appreciation on futures contracts	601*	Net Assets — Unrealized depreciation on futures contracts	—*
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	35†
Foreign exchange contracts	Options purchased, at value	459	Options written, at value	—
	Unrealized gain on forward foreign currency contracts	50	Unrealized loss on forward foreign currency contracts	95

Total Derivatives not accounted for as hedging instruments		$1,314		$3,358

Multi-Asset Inflation Managed Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$519*	Net Assets — Unrealized depreciation on futures contracts	$72*
	Net Assets — Unrealized appreciation on swap contracts	1,021†	Net Assets — Unrealized depreciation on swap contracts	1,309†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	—*	Net Assets — Unrealized depreciation on futures contracts	362*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	241	Unrealized loss on forward foreign currency contracts	225
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	4,762*	Net Assets — Unrealized depreciation on future contracts	4,298*
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	—†	Net Assets — Unrealized depreciation on swaps contracts	806†

Total Derivatives not accounted for as hedging instruments		$6,543		$7,072

380	SEI Institutional Managed Trust / Annual Report / September 30, 2017

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Multi-Asset Capital Stability Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$108*	Net Assets — Unrealized depreciation on futures contracts	$1,301*
	Net Assets — Unrealized appreciation on swap contracts	30†	Net Assets — Unrealized depreciation on swap contracts	307†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	1,638*	Net Assets — Unrealized depreciation on futures contracts	—*
	Options purchased, at value	206	Options written, at value	151
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	7,989	Unrealized loss on forward foreign currency contracts	1,999
	Options purchased, at value	21	Options written, at value	41
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	244†	Net Assets — Unrealized depreciation on swap contracts	—†

Total Derivatives not accounted for as hedging instruments		$10,236		$3,799

Long/Short Alternative Fund
Interest rate contracts	Net Assets — Unrealized appreciation on		Net Assets — Unrealized depreciation on futures
	futures contracts	$77*	contracts	$29*
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	147*	Net Assets — Unrealized depreciation on futures contracts	—*

Total Derivatives not accounted for as hedging instruments		$224		$29

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations/Consolidated Statements of Operations for the year ended September 30, 2017.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Equity contracts	$—	$—	$7,560	$—	$—	$7,560
Foreign exchange contracts	—	—	—	1,468	—	1,468
Total	$—	$—	$7,560	$1,468	$—	$9,028

Core Fixed Income Fund
Interest rate contracts	$(79)	$—	$5,966	$—	$(1,598)	$4,289
Foreign exchange contracts	(23)	—	24	3,113	—	3,114
Credit contracts	—	—	—	—	(141)	(141)
Total	$(102)	$—	$5,990	$3,113	$(1,739)	$7,262

U.S. Fixed Income Fund
Interest rate contracts	$(131)	$—	$3,825	$—	$(264)	$3,430
Foreign exchange contracts	—	—	—	795	—	795
Total	$(131)	$—	$3,825	$795	$(264)	$4,225

SEI Institutional Managed Trust / Annual Report / September 30, 2017	381

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total
High Yield Bond Fund
Interest rate contracts	$—	$—	$—	$—	$—	$—
Credit contracts	—	—	—	—	894	894
Total	$—	$—	$—	$—	$894	$894
Dynamic Asset Allocation Fund
Equity contracts	$(886)	$—	$292	$—	$—	$(594)
Interest rate contracts	—	—	(73)	—	2,241	2,168
Foreign exchange contracts	1,479	—	—	6,816	—	8,295
Total	$593	$—	$219	$6,816	$2,241	$9,869
Multi-Strategy Alternative Fund
Credit contracts	$—	$—	$—	$—	$(259)	$(259)
Equity contracts	(518)	—	(190)	—	594	(114)
Interest rate contracts	(9)	—	265	—	77	333
Foreign exchange contracts	—	—	—	139	—	139
Total	$(527)	$—	$75	$139	$412	$99
Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$136,688	$—	$25,097	$161,785
Interest rate contracts	—	—	(29,749)	—	(15,240)	(44,989)
Foreign exchange contracts	—	—	(4,947)	(5,603)	—	(10,550)
Commodity contracts	—	—	(6,672)	—	(5,226)	(11,898)
Total	$—	$—	$95,320	$(5,603)	$4,631	$94,348
Multi-Asset Income Fund
Credit contracts	$—	$—	$—	$—	$30	$30
Equity contracts	(4,146)	—	4,090	—	(251)	(307)
Interest rate contracts	257	—	(824)	—	689	122
Foreign exchange contracts	—	—	—	(474)	—	(474)
Total	$(3,889)	$—	$3,266	$(474)	$468	$(629)
Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$122	$122
Equity contracts	—	—	(4,825)	—	—	(4,825)
Interest rate contracts	(105)	—	69	—	334	298
Foreign exchange contracts	—	—	—	1,903	—	1,903
Commodity contracts	(78)	—	(10,902)	—	—	(10,980)
Total	$(183)	$—	$(15,658)	$1,903	$456	$(13,482)
Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$699	$699
Equity contracts	180	—	13,826	—	—	14,006
Interest rate contracts	—	(16)	(2,462)	—	(173)	(2,651)
Foreign exchange contracts	152	—	—	7,225	—	7,377
Total	$332	$(16)	$11,364	$7,225	$526	$19,431
Long/Short Alternative Fund
Equity contracts	$—	$—	$3,433	$—	$—	$3,433
Interest rate contracts	—	—	(139)	—	—	(139)
Total	$—	$—	$3,294	$—	$—	$3,294

382	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Equity contracts	$—	$—	$255	$—	$—	$255
Foreign exchange contracts	—	—	—	2,090	—	2,090
Total	$—	$—	$255	$2,090	$—	$2,345
Core Fixed Income Fund
Credit contracts	$—	$—	$—	$—	$59	$59
Interest rate contracts	17	—	(1,982)	—	5,472	3,507
Foreign exchange contracts	—	—	—	641	—	641
Total	$17	$—	$(1,982)	$641	$5,531	$4,207
U.S. Fixed Income Fund
Interest rate contracts	$21	$—	$(741)	$—	$1,526	$804
Foreign exchange contracts	—	—	—	410	12	422
Total	$21	$—	$(741)	$410	$1,538	$1,226
High Yield Bond Fund
Interest rate contracts	$—	$—	$—	$—	$(367)	$(367)
Credit contracts	—	—	—	—	(110)	(110)
Total	$—	$—	$—	$—	$(477)	$(477)
Dynamic Asset Allocation Fund
Equity contracts	$(286)	$—	$3,029	$—	$422	$3,165
Interest rate contracts	109	—	—	—	(576)	(467)
Foreign exchange contracts	—	—	—	1,145	—	1,145
Total	$(177)	$—	$3,029	$1,145	$(154)	$3,843
Multi-Strategy Alternative Fund
Credit contracts	$—	$—	$—	$—	$(111)	$(111)
Equity contracts	(188)	—	(16)	—	(95)	(299)
Interest rate contracts	—	—	74	—	225	299
Foreign exchange contracts	—	—	—	278	(16)	262
Total	$(188)	$—	$58	$278	$3	$151
Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$21,120	$—	$2,880	$24,000
Interest rate contracts	—	—	(26,015)	—	(8,253)	(34,268)
Foreign exchange contracts	—	—	—	(3,983)	—	(3,983)
Commodity contracts	—	—	13,797	—	2,873	16,670
Total	$—	$—	$8,902	$(3,983)	$(2,500)	$2,419

SEI Institutional Managed Trust / Annual Report / September 30, 2017	383

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Multi-Asset Income Fund
Credit contracts	$—	$—	$—	$—	$(35)	$(35)
Equity contracts	(175)	—	533	—	239	597
Interest rate contracts	(467)	—	(911)	—	269	(1,109)
Foreign exchange contracts	(1,247)	—	—	(280)	—	(1,527)
Total	$(1,889)	$—	$(378)	$(280)	$473	$(2,074)
Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$(623)	$(623)
Equity contracts	—	—	(269)	—	—	(269)
Interest rate contracts	—	—	657	—	1,840	2,497
Foreign exchange contracts	—	—	—	1,722	—	1,722
Commodity contracts	—	—	313	—	—	313
Total	$—	$—	$701	$1,722	$1,217	$3,640
Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$251	$251
Equity contracts	49	—	1,663	—	—	1,712
Interest rate contracts	—	—	(1,048)	—	(538)	(1,586)
Foreign exchange contracts	(85)	—	—	6,217	—	6,132
Total	$(36)	$—	$615	$6,217	$(287)	$6,509
Long/Short Alternative Fund
Equity contracts	$—	$—	$225	$—	$—	$225
Interest rate contracts	—	—	46	—	—	46
Total	$—	$—	$271	$—	$—	$271

The following table discloses the volume of the Fund’s futures contracts, option contracts, forward foreign currency contracts and swap contracts activity during the year ended September 30, 2017 ($ Thousands):

	Large Cap Fund	Large Cap Growth Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$14,855	$31	$16,952	$16,846	$12,679
Ending Notional Balance Long	12,655	376	–	16,048	18,878

	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund	Mid-Cap Fund	U.S. Managed Volatility Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$4,231	$284	$3,304	$2,111	$18,606
Ending Notional Balance Long	3,724	1,043	2,197	859	20,977

384	SEI Institutional Managed Trust / Annual Report / September 30, 2017

	Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund	Enhanced Income Fund	Core Fixed Income Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$29,092	$12,369	$4,928	$–	$–
Ending Notional Balance Long	17,379	9,967	10,939	–	–
Interest Contracts
Average Notional Balance Long	1,674	–	1,475	473	352,565
Average Notional Balance Short	–	–	–	4,400	284,800
Ending Notional Balance Long	–	–	–	473	369,561
Ending Notional Balance Short	–	–	–	3,607	423,604
Currency Contracts
Average Notional Balance Short	–	–	–	–	1,845
Ending Notional Balance Short	–	–	–	–	2,695
Forward Foreign Currency Contracts:
Average Notional Balance Long	392,571	–	–	–	90,972
Average Notional Balance Short	392,213	–	–	–	90,521
Ending Notional Balance Long	379,620	–	–	–	84,441
Ending Notional Balance Short	377,264	–	–	–	84,269
Swaps:
Credit Contracts
Average Notional Balance Long	–	–	–	–	5,500
Average Notional Balance Short	–	–	–	–	9,898
Ending Notional Balance Long	–	–	–	–	12,010
Ending Notional Balance Short	–	–	–	–	22,060
Interest Contracts
Average Notional Balance Long	–	–	–	–	103,359
Average Notional Balance Short	–	–	–	–	103,359
Ending Notional Balance Long	–	–	–	–	115,889
Ending Notional Balance Short	–	–	–	–	115,889
Options
Interest
Average Notional Balance Long	–	–	–	–	228
Average Notional Balance Short	–	–	–	–	275
Ending Notional Balance Long	–	–	–	–	243
Ending Notional Balance Short	–	–	–	–	285

SEI Institutional Managed Trust / Annual Report / September 30, 2017	385

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

	U.S. Fixed Income Fund	High Yield Bond Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long	$–	$–	$–	$–	$457,722
Average Notional Balance Short	–	–	–	–	53
Ending Notional Balance Long	–	–	–	–	691,455
Equity Contracts
Average Notional Balance Long	–	–	72,249	–	1,130,862
Average Notional Balance Short	–	–	71,791	1,244	–
Ending Notional Balance Long	–	–	166,933	–	1,147,537
Ending Notional Balance Short	–	–	140,300	870	–
Interest Contracts
Average Notional Balance Long	165,987	–	18,316	114	1,701,857
Average Notional Balance Short	166,659	–	–	8,656	1,647
Ending Notional Balance Long	172,726	–	–	–	1,873,634
Ending Notional Balance Short	233,369	–	–	7,100	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	20,078	–	455,240	30,046	1,170,174
Average Notional Balance Short	19,924	–	455,161	30,060	1,171,895
Ending Notional Balance Long	30,321	–	747,973	37,824	1,075,334
Ending Notional Balance Short	30,052	–	749,125	37,621	1,079,303
Swaps:
Total Return Contracts
Average Notional Balance Long	–	–	6,188	6,629	811,504
Average Notional Balance Short	–	3,367	6,188	2,703	–
Ending Notional Balance Long	–	–	74,260	14,653	851,849
Ending Notional Balance Short	–	20,200	74,260	4,886	–
Credit Contracts
Average Notional Balance Long	–	–	–	12,535	–
Average Notional Balance Short	1,383	10,472	–	7,414	–
Ending Notional Balance Long	–	–	–	9,380	–
Ending Notional Balance Short	8,300	12,379	–	3,775	–
Interest Contracts
Average Notional Balance Long	33,060	–	6,578	6,452	561,470
Average Notional Balance Short	33,060	–	6,578	6,452	561,470
Ending Notional Balance Long	41,289	–	–	9,464	681,222
Ending Notional Balance Short	41,289	–	–	9,464	681,222
Foreign Exchange Contracts
Average Notional Balance Long	–	–	–	994	37,043
Average Notional Balance Short	–	–	–	987	–
Ending Notional Balance Long	–	–	–	2,059	444,511
Ending Notional Balance Short	–	–	–	2,107	–
Options
Equity
Average Notional Balance Long	–	–	544	333	–
Average Notional Balance Short	–	–	261	89	–
Ending Notional Balance Long	–	–	1,525	477	–
Ending Notional Balance Short	–	–	781	67	–
Interest
Average Notional Balance Long	126	–	–	1	–
Average Notional Balance Short	143	–	–	–	–
Ending Notional Balance Long	140	–	–	–	–
Ending Notional Balance Short	163	–	–	–	–
Currency
Average Notional Balance Long	–	–	15,381	–	–

386	SEI Institutional Managed Trust / Annual Report / September 30, 2017

	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund	Long/Short Alternative Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long	$–	$203,513	$–	$–
Average Notional Balance Short	–	28,166	–	–
Ending Notional Balance Long	–	199,434	–	–
Ending Notional Balance Short	–	29,992	–	–
Equity Contracts
Average Notional Balance Long	28,767	–	99,661	18,112
Average Notional Balance Short	–	35,390	–	783
Ending Notional Balance Long	31,479	–	113,401	10,140
Ending Notional Balance Short	–	39,062	–	–
Interest Contracts
Average Notional Balance Long	84,739	13,370	97,704	1,705
Average Notional Balance Short	14	73,575	6,233	3,348
Ending Notional Balance Long	116,006	13,232	105,170	–
Ending Notional Balance Short	–	109,633	23,681	3,745
Currency Contracts
Average Notional Balance Long	–	–	5,473	–
Average Notional Balance Short	–	–	–	878
Ending Notional Balance Short	–	–	–	2,107
Forward Foreign Currency Contracts:
Average Notional Balance Long	23,114	71,771	466,999	–
Average Notional Balance Short	23,284	71,645	464,418	–
Ending Notional Balance Long	27,072	48,074	432,107	–
Ending Notional Balance Short	27,117	48,041	426,130	–
Swaps:
Total Return Contracts
Average Notional Balance Long	41	–	–	–
Credit Contracts
Average Notional Balance Long	1,730	4,166	–	–
Average Notional Balance Short	1,125	8,424	22,527	–
Ending Notional Balance Long	10,380	10,601	–	–
Ending Notional Balance Short	–	9,433	27,263	–
Interest Contracts
Average Notional Balance Long	93,588	176,420	28,226	–
Average Notional Balance Short	93,588	176,420	28,226	–
Ending Notional Balance Long	31,536	110,304	35,029	–
Ending Notional Balance Short	31,536	110,304	35,029	–
Options
Commodity
Average Notional Balance Long	–	133	–	–
Equity
Average Notional Balance Long	540	–	154	–
Average Notional Balance Short	1,545	–	188	–
Ending Notional Balance Long	703	–	299	–
Ending Notional Balance Short	1,858	–	301	–
Interest
Average Notional Balance Long	791	9,372	–	–
Average Notional Balance Short	150	5,370	5,704	–
Ending Notional Balance Long	1,082	–	–	–
Currency
Average Notional Balance Long	11,521	–	16,703	–
Average Notional Balance Short	–	–	33,340	–
Ending Notional Balance Long	17,281	–	1,800	–
Ending Notional Balance Short	–	–	9,900	–

SEI Institutional Managed Trust / Annual Report / September 30, 2017	387

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the

U.S., counterparty risk is reduced as placement due to the Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

388	SEI Institutional Managed Trust / Annual Report / September 30, 2017

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2017 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities

	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability

	Purchased		Swap		Written		Swap
Fund	Options	Futures	Agreements	Total	Options	Futures	Agreements	Total

Large Cap Fund	$ —	$ 40	$ —	$ 40	$ —	$ —	$ —	$ —
Large Cap Growth Fund	—	2	—	2	—	—	—	—
S&P 500 Index Fund	—	54	—	54	—	—	—	—
Small Cap Fund	—	4	—	4	—	—	—	—
Small Cap Value Fund	—	1	—	1	—	—	—	—
Tax-Managed Small/Mid Cap Fund	—	2	—	2	—	—	—	—
Mid-Cap Fund	—	1	—	1	—	—	—	—
U.S. Managed Volatility Fund	—	71	—	71	—	—	—	—
Global Managed Volatility Fund	—	93	—	93	—	4	—	4
Tax-Managed Managed Volatility Fund	—	34	—	34	—	—	—	—
Tax-Managed International Managed Volatility Fund	—	55	—	55	—	5	—	5
Enhanced Income Fund	—	3	—	3	—	1	—	1
Core Fixed Income Fund	203	54	147	404	175	597	80	852
U.S. Fixed Income Fund	117	61	1,547	1,725	100	225	1,512	1,837
High Yield Bond Fund	—	42	—	42	—	—	—	—
Dynamic Asset Allocation Fund	883	574	—	1,457	425	588	—	1,013
Multi-Strategy Alternative Fund	223	3	22	248	30	14	11	55
Multi-Asset Accumulation Fund	—	3,810	—	3,810	—	859	472	1,331
Multi-Asset Income Fund	494	125	5	624	2,254	128	12	2,394
Multi-Asset Inflation Managed Fund	—	661	234	895	—	1,346	748	2,094
Multi-Asset Capital Stability Fund	227	540	55	822	192	155	12	359
Long/Short Alternative Fund	—	71	—	71	—	1	—	1

Total Exchange-Traded or Centrally Cleared	$2,147	$6,301	$2,010	$10,458	$3,176	$3,923	$2,847	$9,946

Securities with an aggregate market value of $56,209 ($ Thousands) have been pledged and $154,672 ($ Thousands) in cash has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2017.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2017 ($ Thousands):

	Financial Derivative Assets					Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
Global Managed Volatility	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Brown Brothers Harriman	$ 2,460	$ —	$ —	$ 2,460	$ 102	$ —	$ —	$ —	$ 102	$ 2,358	$ —	$ 2,358

Total Over the Counter	$ 2,460	$ —	$ —	$ 2,460	$ 102	$ —	$ —	$ —	$ 102

SEI Institutional Managed Trust / Annual Report / September 30, 2017	389

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

	Financial Derivative Assets				Financial Derivative Liabilities

Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ 359	$ —	$ —	$ 359	$ —	$ —	$ —	$ —	$ —	$359	$ —	$ 359
Citigroup	479	—	—	479	534	—	—	—	534	(55)	—	(55)
Deutsche Bank	2	—	—	2	132	—	—	—	132	(130)	—	(130)
Goldman Sachs	—	—	—	—	8	—	—	—	8	(8)	—	(8)
Morgan Stanley	—	—	—	—	—	—	—	—	—	—	—	—

Total Over the Counter	$ 840	$ —	$ —	$ 840	$ 674	$ —	$ —	$ —	$ 674

	Financial Derivative Assets				Financial Derivative Liabilities

U.S. Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ 273	$ —	$ —	$ 273	$ —	$ —	$ —	$ —	$ —	$ 273	$ —	$273
Goldman Sachs	—	—	—	—	22	—	—	—	22	(22)	—	(22)

Total Over the Counter	$ 273	$ —	$ —	$ 273	$ 22	$ —	$ —	$ —	$ 22

	Financial Derivative Assets				Financial Derivative Liabilities

High Yield Bond Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ —	$ —	$ —	$ —	$ —	$ —	$ 367	$ —	$ 367	$ (367)	$ —	$(367)

Total Over the Counter	$ —	$ —	$ —	$ —	$ —	$ —	$ 367	$ —	$ 367

	Financial Derivative Assets				Financial Derivative Liabilities

Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ 68	$ —	$ —	$ 68	$ 919	$ —	$ —	$ —	$ 919	$ (851)	$ —	$ (851)
Bank of Montreal	32	—	—	32	34	—	—	—	34	(2)	—	(2)
Barclays PLC	—	—	—	—	2	—	—	—	2	(2)	—	(2)
BNP Paribas	—	—	—	—	13	—	—	—	13	(13)	—	(13)
Citigroup	—	—	—	—	—	—	—	—	—	—	—	—
Credit Suisse First Boston	—	—	—	—	1	—	—	—	1	(1)	—	(1)
Goldman Sachs	42	—	—	42	242	—	—	—	242	(200)	—	(200)
HSBC	—	—	—	—	—	—	—	—	—	—	—	—
JPMorgan Chase Bank	16	—	—	16	9	—	—	—	9	7	—	7
Morgan Stanley	57	—	696	753	95	—	274	—	369	384	—	384
Standard Chartered	728	—	—	728	453	—	—	—	453	275	—	275
TD Securities	1	—	—	1	—	—	—	—	—	1	—	1
UBS	35	—	—	35	363	—	—	—	363	(328)	—	(328)

Total Over the Counter	$ 979	$ —	$ 696	$ 1,675	$ 2,131	$ —	$ 274	$ —	$ 2,405

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
Multi-Strategy Alternative	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Bank of America	$ —	$ —	$ —	$ —	$ —	$ —	$ 73	$ —	$ 73	$(73)	$ —	$ (73)
Barclays PLC	6	—	23	29	—	—	—	—	—	29	—	29
Deutsche Bank	66	—	96	162	26	—	10	—	36	126	—	126
JPMorgan Chase Bank	54	—	—	54	19	—	—	—	19	35	200	235
Merrill Lynch	19	—	—	19	—	—	—	—	—	19	—	19
Morgan Stanley	214	—	199	413	114	—	192	—	306	107	—	107

Total Over the Counter	$ 359	$ —	$ 318	$ 677	$ 159	$ —	$ 275	$ —	$ 434

390	SEI Institutional Managed Trust / Annual Report / September 30, 2017

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
Multi-Asset Accumulation	Foreign	Options		Total Over	Foreign	Options		Reverse	Total	Value of	Collateral
	Currency	and	Swap	the	Currency	and	Swap	Repurchase	Over the	OTC	(Received)	Net
Fund	Contracts	Swaptions	Agreements	Counter	Contracts	Swaptions	Agreements	Agreements	Counter	Derivatives	Pledged	Exposures(1)

Bank of America	$ —	$ —	$ 321	$ 321	$ —	$ —	$ 5,118	$ —	$ 5,118	$ (4,797)	$ —	$ (4,797)
Barclays PLC	2,050	—	—	2,050	—	—	—	—	—	2,050	—	2,050
BNP Paribas	—	—	—	—	1	—	—	—	1	(1)	—	(1)
BoA Merrill Lynch	—	—	1,688	1,688	—	—	238	—	238	1,450	—	1,450
Citibank	—	—	3,086	3,086	—	—	2,855	—	2,855	231	—	231
Citigroup	3,745	—	—	3,745	9,850	—	—	—	9,850	(6,105)	—	(6,105)
JPMorgan Chase Bank	167	—	1,776	1,943	122	—	430	—	552	1,391	—	1,391
State Street	47	—	—	47	—	—	—	—	—	47	—	47

Total Over the Counter	$ 6,009	$ —	$ 6,871	$ 12,880	$ 9,973	$ —	$ 8,641	$ —	$ 18,614

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
Multi-Asset Income Fund	Foreign Currency Contracts	Options and Swaptions	Swap Agreements	Total Over the Counter	Foreign Currency Contracts	Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ 16	$ —	$ —	$ 16	$ 3	$ —	$ —	$ —	$ 3	$ 13	$ —	$ 13
Barclays PLC	—	—	—	—	39	—	—	—	39	(39)	—	(39)
Brown Brothers Harriman	10	—	—	10	—	—	—	—	—	10	—	10
Citigroup	—	—	—	—	49	—	—	—	49	(49)	—	(49)
Goldman Sachs	8	—	—	8	—	—	—	—	—	8	—	8
HSBC	—	—	—	—	4	—	—	—	4	(4)	—	(4)
JPMorgan Chase Bank	10	—	—	10	—	—	—	—	—	10	—	10
Macquarie Capital	6	—	—	6	—	—	—	—	—	6	—	6

Total Over the Counter	$ 50	$ —	$ —	$ 50	$ 95	$ —	$ —	$ —	$ 95

	Financial Derivative Assets				Financial Derivative Liabilities

	Forward	Purchased			Forward	Written				Net Market
Multi-Asset Inflation Managed Fund	Foreign Currency Contracts	Options and Swaptions	Swap Agreements	Total Over the Counter	Foreign Currency Contracts	Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ —	$ —	$ —	$ —	$ 16	$ —	$ —	$ —	$ 16	$ (16)	$ —	$ (16)
Barclays PLC	111	—	—	111	—	—	—	—	—	111	—	111
BNP Paribas	11	—	—	11	2	—	—	—	2	9	—	9
Brown Brothers Harriman	7	—	—	7	17	—	—	—	17	(10)	—	(10)
Chase Securities	—	—	—	—	—	—	—	151,260	151,260	(151,260)	—	(151,260)
Citibank	—	—	—	—	—	—	92	—	92	(92)	—	(92)
Citigroup	37	—	—	37	47	—	—	—	47	(10)	—	(10)
Credit Suisse First Boston	35	—	—	35	11	—	162	—	173	(138)	—	(138)
Deutsche Bank AG London	40	—	—	40	22	—	205	—	227	(187)	—	(187)
Goldman Sachs International	—	—	—	—	—	—	347	—	347	(347)	—	(347)
JPMorgan Chase Bank	—	—	—	—	29	—	35	—	64	(64)	—	(64)
Merrill Lynch	—	—	—	—	—	—	—	8,285	8,285	(8,285)	—	(8,285)
Morgan Stanley	—	—	—	—	15	—	—	—	15	(15)	—	(15)
RBS	—	—	—	—	42	—	—	—	42	(42)	—	(42)
Standard Chartered	—	—	—	—	24	—	—	—	24	(24)	—	(24)

Total Over the Counter	$ 241	$ —	$ —	$ 241	$ 225	$ —	$ 841	$159,545	$ 160,611

SEI Institutional Managed Trust / Annual Report / September 30, 2017	391

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Capital Stability Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
ANZ	$154	$—	$—	$ 154	$23	$—	$—	$—	$23	$131	$—	$131
Bank of America	5,533	—	—	5,533	133	—	—	—	133	5,400	—	5,400
Barclays PLC	1,699	—	—	1,699	552	—	—	—	552	1,147	—	1,147
BNP Paribas	63	—	—	63	34	—	—	—	34	29	—	29
Brown Brothers Harriman	24	—	—	24	155	—	—	—	155	(131)	—	(131)
Citigroup	165	—	—	165	410	—	—	—	410	(245)	—	(245)
Credit Suisse	3	21	—	24	14	24	—	—	38	(14)	—	(14)
Deutsche Bank	7	107	—	114	34	130	—	—	164	(50)	—	(50)
Goldman Sachs	68	—	—	68	36	17	—	—	53	15	—	15
JPMorgan Chase Bank	36	—	—	36	198	—	—	—	198	(162)	—	(162)
Montgomery/Bank of America	—	—	—	—	157	—	—	—	157	(157)	—	(157)
Morgan Stanley	29	—	—	29	35	—	—	—	35	(6)	—	(6)
Nomura Securities International	24	—	—	24	—	—	—	—	—	24	—	24
Royal Bank of Scotland	74	—	—	74	156	—	—	—	156	(82)	—	(82)
Standard Chartered	61	—	—	61	35	—	—	—	35	26	—	26
UBS	49	—	—	49	27	—	—	—	27	22	—	22
Total Over the Counter	$7,989	$128	$—	$8,117	$1,999	$171	$—	$—	$2,170

(1)	Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Securities with an aggregate market value of $0 ($ Thousands) have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2017.

5. BASIS FOR CONSOLIDATION FOR THE MULTI-ASSET ACCUMULATION FUND AND MULTI-ASSET INFLATION MANAGED FUND

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. Each of the

Subsidiaries has a fiscal year end of September 30th for financial statement consolidation purposes and a nonconforming tax year end of August 31.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund may each invest up to 25% of their total assets in its respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2017 ($ Thousands)	% of Total Net Assets at September 30, 2017
Accumulation Commodity Strategy Subsidiary, Ltd.	April 9, 2012	$459,027	17.0%
Inflation Commodity Strategy Subsidiary Ltd.	April 9, 2012	170,790	19.2%

392	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Gains and losses attributed to the Funds’ investments in Subsidiaries are as follows:

	Accumulation Commodity Strategy, Ltd. ($Thousands)	Inflation Commodity Strategy Subsidiary, Ltd. ($Thousands)
Investment Income:
Investment Income	$3,593	$1,075
Net Realized Gain (Loss) on:
Investments	(266)	19,112
Futures Contracts	(6,671)	(10,902)
Swap Contracts	(5,226)	—
Options	—	(78)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,014)	(9,077)
Futures Contracts	13,797	—
Swap Contracts	2,874	—
Purchased Options	—	—
Foreign Currency and Translation of Other
Assets and Liabilities Denominated in
Foreign Currency	—	—

Total gains and losses attributed to the Funds’ investment in Subsidiaries	$7,087	$130

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. “Distributor” is the Distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class F and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, proxy fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each fund:

		Shareholder		Voluntary
	Advisory	Servicing	Administrative	Expense
	Fees	Fee	Servicing Fee	Limitation
Large Cap Fund
Class F (1)	0.3900%	0.25%	—	0.89%
Class Y	0.3900%	—	—	0.64%
Large Cap Value Fund
Class F (1)	0.3500%	0.25%	—	0.89%
Class I	0.3500%	0.25%	0.25%	1.11%
Class Y	0.3500%	—	—	0.64%

SEI Institutional Managed Trust / Annual Report / September 30, 2017	393

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

	Advisory Fees	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
Large Cap Growth Fund
Class F (1)	0.4000%	0.25%	—	0.89%
Class I	0.4000%	0.25%	0.25%	1.11%
Class Y	0.4000%	—	—	0.64%
Tax-Managed Large Cap Fund
Class F (1)	0.4000%	0.25%	—	0.89%
Class Y	0.4000%	—	—	0.64%
S&P 500 Index Fund
Class E	0.0300%	—	—	0.25%
Class F (1)	0.0300%	0.25%	—	0.43%
Class I	0.0300%	0.25%	0.25%	0.65%
Class Y	0.0300%	—	—	0.25%
Small Cap Fund
Class F (1)	0.6500%	0.25%	—	1.14%
Class Y	0.6500%	—	—	0.89%
Small Cap Value Fund
Class F (1)	0.6500%	0.25%	—	1.14%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.89%
Small Cap Growth Fund
Class F (1)	0.6500%	0.25%	—	1.11%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.86%
Tax-Managed Small/Mid Cap Fund
Class F (1)	0.6500%	0.25%	—	1.11%
Class Y	0.6500%	—	—	0.89%
Mid-Cap Fund
Class F (1)	0.4000%	0.25%	—	0.98%
Class I	0.4000%	0.25%	0.25%	1.20%
Class Y	0.4000%	—	—	0.73%
U.S. Managed Volatility Fund
Class F (1)	0.6500%	0.25%	—	1.00%
Class I	0.6500%	0.25%	0.25%	1.25%
Class Y	0.6500%	—	—	0.75%
Global Managed Volatility Fund
Class F (1)	0.6500%	0.25%	—	1.11%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.86%
Tax-Managed Managed Volatility Fund
Class F (1)	0.6500%	0.25%	—	1.00%
Class Y	0.6500%	—	—	0.75%
Tax-Managed International Managed Volatility Fund
Class F (1)	0.6500%	0.25%	—	1.11%
Class Y	0.6500%	—	—	0.86%
Real Estate Fund
Class F (1)	0.6500%	0.25%	—	1.14%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.89%
Enhanced Income Fund
Class F (1)	0.4000%	0.25%	—	0.60%
Class I	0.4000%	0.25%	0.25%	0.85%
Class Y	0.4000%	—	—	0.46%
Core Fixed Income Fund
Class F (1)	0.2750%	0.25%	—	0.67%
Class I	0.2750%	0.25%	0.25%	0.89%
Class Y	0.2750%	—	—	0.42%
U.S. Fixed Income Fund
Class F (1)	0.2750%	0.25%	—	0.66%
Class Y	0.2750%	—	—	0.41%

394	SEI Institutional Managed Trust / Annual Report / September 30, 2017

	Advisory Fees	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
High Yield Bond Fund
Class F (1)	0.4875%	0.25%	—	0.89%
Class I	0.4875%	0.25%	0.25%	1.11%
Class Y	0.4875%	—	—	0.64%
Conservative Income Fund
Class F (1)	0.1000%	0.25%	—	0.30%
Class Y	0.1000%	—	—	0.20%
Tax-Free Conservative Income Fund
Class F (1)	0.1000%	0.25%	—	0.30%
Class Y	0.1000%	—	—	0.20%
Real Return Fund
Class F (1)	0.2200%	0.25%	—	0.45%
Class Y	0.2200%	—	—	0.35%
Dynamic Asset Allocation Fund
Class F (1)	0.6000%	0.25%	—	0.75%
Class Y	0.6000%	—	—	0.50%
Multi-Strategy Alternative Fund
Class F (1)	1.5000%	0.25%	—	1.09%
Class Y	1.5000%	—	—	0.84%
Multi-Asset Accumulation Fund
Class F (1)	0.7500%	0.25%	—	1.17%
Class Y	0.7500%	—	—	0.92%
Multi-Asset Income Fund
Class F (1)	0.6000%	0.25%	—	0.80%
Class Y	0.6000%	—	—	0.70%
Multi-Asset Inflation Managed Fund
Class F (1)	0.5500%	0.25%	—	0.90%
Class Y	0.5500%	—	—	0.65%
Multi-Asset Capital Stability Fund
Class F (1)	0.4000%	0.25%	—	0.62%
Class Y	0.4000%	—	—	0.52%
Long/Short Alternative Fund
Class F (1)	0.8000%	0.25%	—	1.14%
Class Y	0.8000%	—	—	0.91%

(1)	Effective January 31, 2017, Class A Shares were converted to Class F.

The following is a summary of annual fees payable to the Administrator:

	Previous Contractual Fees	Contractual Fees as of January 1, 2017
	3/31/2016-12/31/2016	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Large Cap Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Value Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Growth Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Large Cap Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Value Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Growth Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Small/Mid Cap Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Mid-Cap Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
U.S. Managed Volatility Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Global Managed Volatility Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Managed Volatility Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed International Managed Volatility Fund	—	0.450%	0.3700%	0.2900%	0.2100%	0.130%
Real Estate Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Enhanced Income Fund	0.300%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Core Fixed Income Fund	0.280%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
U.S. Fixed Income Fund	0.280%	0.200%	0.1775%	0.1550%	0.1325%	0.110%

SEI Institutional Managed Trust / Annual Report / September 30, 2017	395

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

	Previous Contractual Fees	Contractual Fees as of January 1, 2017
	3/31/2016-12/31/2016	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
High Yield Bond Fund	0.300%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Conservative Income Fund	0.200%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Tax-Free Conservative Income Fund	0.200%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Real Return Fund	0.300%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Dynamic Asset Allocation Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Strategy Alternative Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Accumulation Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Income Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Inflation Managed Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Capital Stability Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Long/Short Alternative Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%

		First $2 Billion	Next $500 Million	Next $500 Million	Over $3 Billion
S&P 500 Index Fund	0.220%	0.220%	0.2100%	0.1650%	0.120%

As of September 30, 2017, SIMC has entered into investment sub-advisory agreements with the following affiliated and unaffiliated parties:

Investment Sub-Adviser

Large Cap Fund

AQR Capital Management, LLC

BlackRock Investment Management, LLC

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

Fiera Capital Inc.

Jackson Square Partners, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

Large Cap Value Fund

AQR Capital Management, LLC

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

LSV Asset Management*

Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

Large Cap Growth Fund

BlackRock Investment Management, LLC

Fiera Capital Inc.

Jackson Square Partners, LLC

Parametric Portfolio Associates LLC

Tax-Managed Large Cap Fund

AQR Capital Management, LLC

BlackRock Investment Management, LLC

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

Fiera Capital Inc.

Jackson Square Partners, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

S&P 500 Index Fund

SSgA Funds Management, Inc.

Small Cap Fund

AllianceBernstein, L.P.

AQR Capital Management, LLC

Boston Partners Global Investors Inc.

EAM Investors, LLC

Falcon Point Capital, LLC

Mesirow Financial Investment Management, Inc. Parametric Portfolio Associates LLC

Rice Hall James & Associates

Robeco Investment Management, Inc.

Snow Capital Management L.P.

Small Cap Value Fund

AQR Capital Management, LLC

Boston Partners Global Investors Inc.

Cardinal Capital Management, L.L.C.

LSV Asset Management*

Mesirow Financial Investment Management, Inc. Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

Small Cap Growth Fund

AllianceBernstein, L.P.

Arrowpoint Asset Management, LLC

Axiom International Investors LLC

EAM Investors LLC

FalconPoint Capital, LLC

Parametric Portfolio Associates LLC

Tax-Managed Small/Mid Cap Fund

AllianceBernstein, L.P.

AQR Capital Management, LLC

Cardinal Capital Management, L.L.C.

Castle Ark Management, LLC

Mesirow Financial Investment Management, Inc. Parametric Portfolio Associates LLC

Snow Capital Management L.P.

Mid-Cap Fund

Quantitative Management Associates LLC

U.S. Managed Volatility Fund

AJO, LLC

Analytic Investors, LLC

396	SEI Institutional Managed Trust / Annual Report / September 30, 2017

LSV Asset Management*

Global Managed Volatility Fund

Acadian Asset Management LLC

Analytic Investors, LLC

Tax-Managed Managed Volatility Fund

AJO, LLC

Analytic Investors LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Tax-Managed International Managed Volatility Fund

Acadian Asset Management LLC

Analytic Investors, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Real Estate Fund

CenterSquare Investment Management Inc.

Security Capital Research and Management Inc.

Enhanced Income Fund

Ares Management LLC

Wellington Management Company, LLP

Core Fixed Income Fund

Jennison Associates LLC

Metropolitan West Asset Management LLC

Wells Capital Management Incorporated

Western Asset Management Company

Western Asset Management Company Limited

U.S. Fixed Income Fund

Jennison Associates LLC

Metropolitan West Asset Management LLC

Wells Capital Management Incorporated

Western Asset Management Company

Western Asset Management Company Limited

High Yield Bond Fund

Ares Management LLC

Benefit Street Partners, LLC

Brigade Capital Management, LLC

J.P. Morgan Investment Management, Inc.

Conservative Income Fund

BlackRock Advisors, LLC

Tax-Free Conservative Income Fund

BlackRock Advisors, LLC

Dynamic Asset Allocation Fund

SSgA Funds Management, Inc.

Multi-Strategy Alternative Fund

Acadian Asset Management LLC

Brigade Capital Management, LP

Caerus Investors LLC

Emso Partners Limited Management, LLC

Kettle Hill Capital Management LLC

Mountaineer Partners Management, LLC

Ramius Advisors, LLC

Multi-Asset Accumulation Fund

AQR Capital Management, LLC

PanAgora Asset Management Inc.

Multi-Asset Income Fund

Goldman Sachs Asset Management, LP

Guggenheim Partners Investment Management, LLC

SSgA Funds Management Inc.

Multi-Asset Inflation Managed Fund

AllianceBernstein, L.P.

Cohen & Steers

QS Investors, LLC

Multi-Asset Capital Stability Fund

AllianceBernstein, L.P.

Long/Short Alternative Fund

Beachhead Capital Management, LLC

* Affiliated

Under the investment sub-advisory agreements, each sub-adviser receives a fee paid by SIMC.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2017 were as follows ($ Thousands):

Real Estate Fund	$ 14

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Administrator, Adviser and/or Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator or Distributor.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

LSV Asset Management (a partially owned indirect subsidiary of SEI Investment Co.) serves as the sub-adviser to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. For this service LSV Asset Management is entitled to receive a fee from

SEI Institutional Managed Trust / Annual Report / September 30, 2017	397

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

SIMC. Such fees for the period ended September 30, 2017 were as follows ($ Thousands):

Large Cap Fund	$312
Large Cap Value Fund	374
Tax-Managed Large Cap Fund	462
Small Cap Value Fund	328
U.S. Managed Volatility Fund	1,738
Tax-Managed Managed Volatility Fund	1,333
Tax-Managed International Managed Volatility Fund	328

$4,875

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Funds’ expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Funds’ expense ratio, as a percentage of the Funds’ average daily net assets for the year ended September 30, 2017, can be found on the Statements of Operations or Consolidated Statements of Operations and Financial Highlights or Consolidated Financial Highlights, respectively.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended September 30, 2017, the following Fund borrowed funds from the SEI Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

	Borrowing Date	Maturity Date	Amount Borrowed	Interest Paid	Interest Rate
S&P 500 Index Fund	05/24/17	05/25/17	$35,000	$1	0.97%
Real Estate Fund	01/19/17	01/20/17	5,200	–	0.75%
High Yield Bond Fund	10/18/16	10/21/16	20,000	1	0.51%
High Yield Bond Fund	10/21/16	10/24/16	7,000	–	0.51%
High Yield Bond Fund	10/24/16	10/25/16	7,000	–	0.48%
High Yield Bond Fund	11/04/16	11/07/16	16,500	1	0.51%
High Yield Bond Fund	11/07/16	11/08/16	7,000	–	0.50%
High Yield Bond Fund	11/08/16	11/10/16	7,000	–	0.50%

Amounts designated as “—” are $0 or have been rounded to $0.

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

For the year ended September 30, 2017 and the year ended September 30, 2016.

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Tax-Managed Large Cap Fund

	2017	2016	2017	2016	2017	2016	2017	2016

Class F(1):

Shares Issued	37,319	45,905	6,178	8,504	5,033	7,211	21,685	34,379

Shares Issued in Lieu of Dividends and Distributions	1,381	29,281	739	8,742	51	8,025	1,072	1,372

Shares Redeemed	(55,842)	(77,979)	(17,167)	(14,097)	(13,592)	(12,209)	(47,648)	(31,139)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(17,142)	(2,793)	(10,250)	3,149	(8,508)	3,027	(24,891)	4,612

Class I:

Shares Issued	–	–	29	92	17	55	–	–

Shares Issued in Lieu of Dividends and Distributions	–	–	2	36	—	22	–	–

Shares Redeemed	–	–	(133)	(172)	(75)	(88)	–	–

Total Decrease in Net Assets Derived from Class I Transactions	–	–	(102)	(44)	(58)	(11)	–	–

Class Y:

Shares Issued	2,128	3,136	4,150	1,078	3,081	719	5,361	3,695

Shares Issued in Lieu of Dividends and Distributions	130	2,264	49	10	12	1	112	94

Shares Redeemed	(4,708)	(3,671)	(365)	(50)	(238)	(33)	(1,849)	(1,024)

398	SEI Institutional Managed Trust / Annual Report / September 30, 2017

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Tax-Managed Large Cap Fund

	2017	2016	2017	2016	2017	2016	2017	2016

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(2,450)	1,729	3,834	1,038	2,855	687	3,624	2,765

Increase (Decrease) in Capital Shares	(19,592)	(1,064)	(6,518)	4,143	(5,711)	3,703	(21,267)	7,377

	S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund

	2017	2016	2017	2016	2017	2016	2017	2016

Class E:

Shares Issued	947	642	–	–	–	–	–	–

Shares Issued in Lieu of Dividends and Distributions	227	88	–	–	–	–	–	–

Shares Redeemed	(1,006)	(676)	–	–	–	–	–	–

Total Increase in Net Assets Derived from Class E Transactions	168	54	–	–	–	–	–	–

Class F(1):

Shares Issued	2,603	2,107	11,014	13,639	2,509	4,091	1,014	1,411

Shares Issued in Lieu of Dividends and Distributions	299	132	58	4,272	74	1,136	–	–
Shares Redeemed	(3,220)	(3,158)	(14,081)	(11,802)	(5,159)	(5,149)	(2,746)	(2,824)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(318)	(919)	(3,009)	6,109	(2,576)	78	(1,732)	(1,413)

Class I:
Shares Issued	42	103	–	–	14	65	10	44

Shares Issued in Lieu of Dividends and Distributions	3	1	–	–	–	8	–	–

Shares Redeemed	(62)	(147)	–	–	(48)	(117)	(28)	(71)

Total Decrease in Net Assets Derived from Class I Transactions	(17)	(43)	–	–	(34)	(44)	(18)	(27)

Class Y:

Shares Issued	771	23	706	1,277	1,190	331	621	261

Shares Issued in Lieu of Dividends and Distributions	19	–	9	305	7	1	–	–

Shares Redeemed	(92)	(8)	(1,022)	(1,066)	(91)	(15)	(49)	(11)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	698	15	(307)	516	1,106	317	572	250

Increase (Decrease) in Capital Shares	531	(893)	(3,316)	6,625	(1,504)	351	(1,178)	(1,190)

	Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund

	2017	2016	2017	2016	2017	2016	2017	2016

Class F(1):

Shares Issued	8,669	7,880	1,617	1,997	15,578	29,644	30,234	61,728

Shares Issued in Lieu of Dividends and Distributions	124	95	43	617	2,456	3,601	8,691	13,170

Shares Redeemed	(7,285)	(7,696)	(1,276)	(2,702)	(29,698)	(26,236)	(75,659)	(140,761)(1)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	1,508	279	384	(88)	(11,664)	7,009	(36,734)	(65,863)

Class I:

Shares Issued	–	–	4	4	13	34	17	158

Shares Issued in Lieu of Dividends and Distributions	–	–	1	6	4	6	9	8

Shares Redeemed	–	–	(10)	(9)	(52)	(18)	(134)	(46)

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	–	–	(5)	1	(35)	22	(108)	120

Class Y:
Shares Issued	1,347	1,207	72	24	14,802	11,471	11,078	5,869

Shares Issued in Lieu of Dividends and Distributions	15	11	1	–	1,333	1,680	671	549

Shares Redeemed	(448)	(332)	(12)	(4)	(12,614)	(8,772)	(2,822)	(6,262)

Total Increase in Net Assets Derived from Class Y Transactions	914	886	61	20	3,521	4,379	8,927	156

Increase (Decrease) in Capital Shares	2,422	1,165	440	(67)	(8,178)	11,410	(27,915)	(65,587)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	399

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

	Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund(4)	Real Estate Fund		Enhanced Income Fund
	2017	2016	2017	2017	2016	2017	2016
Class F(1):
Shares Issued	13,234	29,839	36,497	1,899	2,811	3,263	8,644
Shares Issued in Lieu of Dividends and Distributions	2,372	3,286	8	926	749	280	450
Shares Redeemed	(32,206)	(19,159)	(7,400)	(3,776)	(5,318)	(18,449)	(10,461)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(16,600)	13,966	29,105	(951)	(1,758)	(14,906)	(1,367)
Class I:
Shares Issued	–	–	–	2	3	6	7
Shares Issued in Lieu of Dividends and Distributions	–	–	–	3	3	1	1
Shares Redeemed	–	–	–	(8)	(12)	(16)	(5)
Total Increase (Decrease) in Net Assets Derived from Class I Transactions	–	–	–	(3)	(6)	(9)	3
Class Y:
Shares Issued	2,027	2,723	1,265	425	1,166	144	1,298
Shares Issued in Lieu of Dividends and Distributions	104	17	—	233	121	27	44
Shares Redeemed	(770)	(252)	(86)	(395)	(432)	(1,706)	(538)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	1,361	2,488	1,179	263	855	(1,535)	804
Increase (Decrease) in Capital Shares	(15,239)	16,454	30,284	(691)	(909)	(16,450)	(560)

	Core Fixed Income Fund		U.S. Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund(3)
	2017	2016	2017	2016	2017	2016	2017	2016
Class F(1):
Shares Issued	31,803	32,257	82,082	32,888	58,271	81,751	20,994	7,971
Shares Issued in Lieu of Dividends and Distributions	6,728	5,497	4,751	2,706	13,124	15,362	100	—
Shares Redeemed	(51,428)	(41,340)	(40,161)	(28,955)	(112,720)	(76,133)	(9,554)	(470)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(12,897)	(3,586)	46,672	6,639	(41,325)	20,980	11,540	7,501
Class I:
Shares Issued	219	623	–	–	1,779	2,636	–	–
Shares Issued in Lieu of Dividends and Distributions	19	16	–	–	66	39	–	–
Shares Redeemed	(506)	(934)	–	–	(1,839)	(2,670)	–	–
Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(268)	(295)	–	–	6	5	–	–
Class Y:
Shares Issued	15,660	4,234	7,878	2,711	7,126	11,136	2,619	3,361
Shares Issued in Lieu of Dividends and Distributions	561	133	561	279	1,808	1,951	20	4
Shares Redeemed	(2,368)	(315)	(2,053)	(2,383)	(11,097)	(5,825)	(2,321)	(1,685)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	13,853	4,052	6,386	607	(2,163)	7,262	318	1,680
Increase (Decrease) in Capital Shares	688	171	53,058	7,246	(43,482)	28,247	11,858	9,181

	Tax-Free Conservative Income Fund(3)		Real Return Fund		Dynamic Asset Allocation Fund
	2017	2016	2017	2016	2017	2016
Class F(1):
Shares Issued	19,843	3,462	6,129	10,142	19,143	55,755
Shares Issued in Lieu of Dividends and Distributions	55	—	237	—	426	146
Shares Redeemed	(6,671)	(366)	(9,927)	(8,049)	(10,017)	(10,242)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	13,227	3,096	(3,561)	2,093	9,552	45,659
Class Y:
Shares Issued	679	1,391	318	1,160	2,761	658

400	SEI Institutional Managed Trust / Annual Report / September 30, 2017

	Tax-Free Conservative Income Fund(3)		Real Return Fund		Dynamic Asset Allocation Fund
	2017	2016	2017	2016	2017	2016
Shares Issued in Lieu of Dividends and Distributions	2	2	21	–	50	21
Shares Redeemed	(1,696)	–	(1,364)	(897)	(1,533)	(1,227)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(1,015)	1,393	(1,025)	263	1,278	(548)
Increase (Decrease) in Capital Shares	12,212	4,489	(4,586)	2,356	10,830	45,111

	Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund
	2017	2016	2017	2016	2017	2016
Class F(1):
Shares Issued	11,399	18,039	76,710	57,375	31,215	21,092
Shares Issued in Lieu of Dividends and Distributions	33	1,326	14,780	5,289	2,058	2,952
Shares Redeemed	(20,503)	(15,036)	(46,268)	(50,537)	(19,427)	(21,922)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(9,071)	4,329	45,222	12,127	13,846	2,122
Class Y:
Shares Issued	389	539	7,282	2,864	7,563	6,970
Shares Issued in Lieu of Dividends and Distributions	–	–	1,661	620	460	393
Shares Redeemed	(50)	(401)	(4,916)	(5,075)	(1,951)	(1,263)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	339	138	4,027	(1,591)	6,072	6,100
Increase (Decrease) in Capital Shares	(8,732)	4,467	49,249	10,536	19,918	8,222

	Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund		Long/Short Alternative Fund
	2017	2016	2017	2016	2017	2016
Class F(1):
Shares Issued	24,770	36,085	21,139	25,115	–	–
Shares Issued in Lieu of Dividends and Distributions	992	463	363	531	–	–
Shares Redeemed	(41,920)	(29,602)	(18,664)	(16,702)	–	–
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(16,158)	6,946	2,838	8,944	–	–
Class Y:
Shares Issued	1,775	2,485	814	1,248	–	–
Shares Issued in Lieu of Dividends and Distributions	99	69	41	58	–	–
Shares Redeemed	(3,963)	(1,931)	(1,020)	(1,245)	(1,115)	–
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(2,089)	623	(165)	61	(1,115)	–
Increase (Decrease) in Capital Shares	(18,247)	7,569	2,673	9,005	(1,115)	–

(1) Effective January 31, 2017, Class A shares have converted to Class F shares of the same Fund.

(2) Includes redemptions as a result of transactions (See Note 13).

(3) Commenced operations on April 22, 2016.

(4) Commenced operations October 17, 2016.

N/A – Not applicable. Shares currently not offered.

Amounts designated as “–” are zero or have been rounded to zero.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	401

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2017, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

Large Cap Fund
Purchases	$—	$2,247,507	$2,247,507
Sales	—	2,464,262	2,464,262
Large Cap Value Fund
Purchases	—	1,023,987	1,023,987
Sales	—	1,177,339	1,177,339
Large Cap Growth Fund
Purchases	—	1,321,268	1,321,268
Sales	—	1,490,434	1,490,434
Tax-Managed Large Cap Fund
Purchases	—	2,925,024	2,925,024
Sales	—	3,256,670	3,256,670
S&P 500 Index Fund
Purchases	—	175,254	175,254
Sales	—	149,252	149,252
Small Cap Fund
Purchases	—	823,688	823,688
Sales	—	809,356	809,356
Small Cap Value Fund
Purchases	—	528,794	528,794
Sales	—	534,786	534,786
Small Cap Growth Fund
Purchases	—	397,334	397,334
Sales	—	412,211	412,211
Tax-Managed Small/Mid Cap Fund
Purchases	—	1,427,231	1,427,231
Sales	—	1,317,863	1,317,863
Mid-Cap Fund
Purchases	—	123,040	123,040
Sales	—	114,517	114,517
U.S. Managed Volatility Fund
Purchases	—	764,411	764,411
Sales	—	946,518	946,518
Global Managed Volatility Fund(1)
Purchases	—	1,196,942	1,196,942
Sales	—	879,943	879,943
Tax-Managed Managed Volatility Fund
Purchases	—	219,436	219,436
Sales	—	454,282	454,282
Tax-Managed International Managed Volatility Fund
Purchases	—	439,388	439,388
Sales	—	147,005	147,005
Real Estate Fund
Purchases	—	122,675	122,675
Sales	—	150,919	150,919
Enhanced Income Fund
Purchases	19,522	11,675	31,197
Sales	23,553	69,376	92,929
Core Fixed Income Fund
Purchases	6,463,680	1,781,639	8,245,319
Sales	6,402,836	1,689,498	8,092,334

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

U.S. Fixed Income Fund
Purchases	$6,453,412	$2,110,404	$8,563,816
Sales	6,031,324	1,899,054	7,930,378
High Yield Bond Fund
Purchases	—	861,648	861,648
Sales	—	1,170,212	1,170,212
Real Return Fund
Purchases	139,105	—	139,105
Sales	187,235	—	187,235
Dynamic Asset Allocation Fund
Purchases	—	146,065	146,065
Sales	—	20,675	20,675
Multi-Strategy Alternative Fund
Purchases	19,583	92,223	111,806
Sales	8,935	214,766	223,701
Multi-Asset Accumulation Fund
Purchases	352,509	316,155	668,664
Sales	310,527	250,179	560,706
Multi-Asset Income Fund
Purchases	81,624	376,180	457,804
Sales	90,578	297,823	388,401
Multi-Asset Inflation Managed Fund
Purchases	251,088	350,631	601,719
Sales	334,794	509,231	844,025
Multi-Asset Capital Stability Fund
Purchases	402,227	3,820	406,047
Sales	288,514	20,761	309,275
Long/Short Alternative Fund
Purchases	—	3,372	3,372
Sales	—	3,732	3,732

(1) Includes 17a-7 related party transactions of $ 182,693 ($ Thousands).

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding

402	SEI Institutional Managed Trust / Annual Report / September 30, 2017

the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. While the private letter ruling request is pending with the IRS, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income.” If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of September 30, 2017, except for the permanent reclassification and tax character of distributions, which are as of December 31, 2016. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2017.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-

backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on REIT securities, reclassification of income and expense from swap transactions, Treasury Inflation-Protected Securities and net operating losses, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies, collateralized loan obligation basis adjustments, utilization of earnings and profits on shareholder redemptions, certain foreign currency related transactions, and non-taxable in-kind redemptions, have been reclassified to/from the following accounts as of September 30, 2017:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($Thousands)	Paid-in- Capital ($ Thousands)

Large Cap Fund	$(31)	$31	$—
Large Cap Value Fund	(20)	20	—
Large Cap Growth Fund	46	(46)	—
Tax-Managed Large Cap Fund	142	(142)	—
S&P 500 Index Fund	213	(1,539)	1,326
Small Cap Fund	1,091	(1,091)	—
Small Cap Value Fund	151	(151)	—
Small Cap Growth Fund	675	(164)	(511)
Tax-Managed Small/Mid Cap Fund	750	(750)	—
Mid-Cap Fund	101	(101)	—
U.S. Managed Volatility Fund	513	(513)	—
Global Managed Volatility Fund	6,369	(34,700)	28,331
Tax-Managed Managed Volatility Fund	294	(294)	—
Tax-Managed International Managed Volatility Fund	196	(196)	—
Real Estate Fund	744	(744)	—
Enhanced Income Fund	173	31,662	(31,835)
Core Fixed Income Fund	3,734	(3,734)	—
U.S. Fixed Income Fund	964	(964)	—
High Yield Bond Fund	(8,670)	41,936	(33,266)
Dynamic Asset Allocation Fund	7,240	(7,240)	—
Multi-Strategy Alternative Fund	237	(882)	645
Multi-Asset Accumulation Fund	20,489	(20,489)	—
Multi-Asset Income Fund	(7,779)	7,779	—
Multi-Asset Inflation Managed Fund	371	(371)	—
Multi-Asset Capital Stability Fund	6,298	(6,298)	—
Long/Short Alternative Fund	48	(48)	—

These reclassifications have no impact on net assets or net asset value per share.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	403

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

The tax character of dividends and distributions paid during the fiscal years or periods ended September 30, 2017 or September 30, 2016 (unless otherwise indicated) was as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)

Large Cap Fund
2017	$21,285	$—	$—	$—	$ 21,285
2016	24,693	394,357	—	—	419,050
Large Cap Value Fund
2017	19,081	—	—	—	19,081
2016	18,803	171,778	—	—	190,581
Large Cap Growth Fund
2017	1,999	—	—	—	1,999
2016	462	248,531	—	—	248,993
Tax-Managed Large Cap Fund
2017	28,591	—	—	—	28,591
2016	31,981	—	—	—	31,981
S&P 500 Index Fund
2017	13,125	19,199	—	—	32,324
2016	11,761	385	—	—	12,146
Small Cap Fund
2017	886	—	—	—	886
2016	4,317	52,901	—	—	57,218
Small Cap Value Fund
2017	2,158	—	—	—	2,158
2016	2,663	23,325	—	—	25,988
Tax-Managed Small/Mid Cap Fund
2017	2,538	547	—	—	3,085
2016	2,147	—	—	—	2,147
Mid-Cap Fund
2017	1,020	358	—	—	1,378
2016	4,049	11,727	—	—	15,776
U.S. Managed Volatility Fund
2017	25,245	45,837	—	—	71,082
2016	27,826	64,868	—	—	92,694
Global Managed Volatility Fund
2017	50,137	63,082	—	—	113,219
2016	126,506	31,427	—	—	157,933
Tax-Managed Managed Volatility Fund
2017	16,338	26,042	—	—	42,380
2016	15,646	37,946	—	—	53,592
Tax-Managed International Managed Volatility Fund
2017	77	28	—	—	105
Real Estate Fund
2017	7,755	13,759	—	—	21,514
2016	2,448	14,938	—	—	17,386
Enhanced Income Fund
2017	2,547	—	—	—	2,547
2016	4,378	—	—	—	4,378
Core Fixed Income Fund
2017	81,841	7,985	—	—	89,826
2016	71,418	—	—	—	71,418
U.S. Fixed Income Fund
2017	56,429	2,610	—	—	59,039
2016	35,096	953	—	—	36,049
High Yield Bond Fund
2017	118,605	—	—	—	118,605

404	SEI Institutional Managed Trust / Annual Report / September 30, 2017

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)

2016	$131,758	$—	$—	$—	$ 131,758
Conservative Income Fund
2017	1,777	—	—	—	1,777
2016	117	—	—	—	117
Tax-Free Conservative Income Fund
2017	1	—	—	767	768
2016	—	—	—	57	57
Real Return Fund
2017	2,688	—	406	—	3,094
2016	—	—	—	—	—
Dynamic Asset Allocation Fund
2017	5,476	—	—	—	5,476
2016	1,748	—	—	—	1,748
Multi-Strategy Alternative Fund
2017	366	—	—	—	366
2016	8,684	5,487	—	—	14,171
Multi-Asset Accumulation Fund
2017	104,451	61,492	—	—	165,943
2016	36,119	22,009	—	—	58,128
Multi-Asset Income Fund
2017	31,837	—	—	—	31,837
2016	39,477	2,065	—	—	41,542
Multi-Asset Inflation Managed Fund
2017	10,449	—	—	—	10,449
2016	5,117	—	—	—	5,117
Multi-Asset Capital Stability Fund
2017	3,419	1,622	—	—	5,041
2016	5,061	2,301	—	—	7,362
Long/Short Alternative Fund
2017	—	—	1	—	1
2016	—	—	—	—	—
As of September 30, 2017, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

Large Cap Fund	$5,449	$153,420	$—	$—	$—	$—	$513,683	$(7)	$672,545
Large Cap Value Fund	9,855	48,046	—	—	—	—	260,564	(1)	318,464
Large Cap Growth Fund	2,314	103,765	—	—	—	—	371,064	(1)	477,142
Tax-Managed Large Cap Fund	7,371	46,086	—	—	—	—	1,547,937	—	1,601,394
S&P 500 Index Fund	4,850	4,820	—	—	—	—	421,987	—	431,657
Small Cap Fund	5,463	37,356	—	—	—	—	73,158	—	115,977
Small Cap Value Fund	1,835	26,056	—	—	—	—	63,361	(3)	91,249
Small Cap Growth Fund	—	—	—	(2,742)	—	(1,725)	48,087	—	43,620
Tax-Managed Small/Mid Cap Fund	—	10,708	—	—	—	—	299,369	—	310,077
Mid-Cap Fund	3,593	4,291	—	—	—	—	13,759	(13)	21,630
U.S. Managed Volatility Fund	27,184	99,335	—	—	—	—	251,744	—	378,263
Global Managed Volatility Fund	9,800	71,561	—	—	—	—	199,400	2	280,763
Tax-Managed Managed Volatility Fund	3,851	27,412	—	—	—	—	317,054	(2)	348,315
Tax-Managed International Managed Volatility Fund	8,887	—	—	—	(6,537)	—	42,623	—	44,973
Real Estate Fund	—	6,406	—	—	—	—	28,379	(4)	34,781

SEI Institutional Managed Trust / Annual Report / September 30, 2017	405

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

Enhanced Income Fund	$413	$—	$—	$(92,550)	$(580)	$—	$(718)	$3	$(93,432)
Core Fixed Income Fund	1,441	—	—	(5,483)	(9,701)	—	13,144	(9,297)	(9,896)
U.S. Fixed Income Fund	3,338	—	—	(3,505)	(10,942)	—	10,297	(6,423)	(7,235)
High Yield Bond Fund	21,960	—	—	(64,811)	—	—	(44,867)	(8,625)	(96,343)
Conservative Income Fund	194	—	—	—	—	—	33	(191)	36
Tax-Free Conservative Income Fund	—	—	13	—	—	—	(6)	(18)	(11)
Real Return Fund	—	—	—	(2,504)	(764)	—	(141)	(725)	(4,134)
Dynamic Asset Allocation Fund	12,833	—	—	—	—	—	133,621	2	146,456
Multi-Strategy Alternative Fund	9,648	—	—	—	—	—	1,425	(1,403)	9,670
Multi-Asset Accumulation Fund	31,672	67,595	—	—	—	—	(123,311)	(8,305)	(32,349)
Multi-Asset Income Fund	8,323	2,671	—	—	—	—	17,774	(4,936)	23,832
Multi-Asset Inflation Managed Fund	8,696	—	—	(25,118)	—	—	(100,192)	(1,847)	(118,461)
Multi-Asset Capital Stability Fund	17,953	5,031	—	—	—	—	(8,472)	(857)	13,655
Long/Short Alternative Fund	1,107	1,834	—	—	—	—	40	—	2,981

Post October losses represent losses realized on investment transactions from November 1, 2016 through September 30, 2017 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2017 through September 30, 2017 and specified losses realized on investment transactions from November 1, 2016 through September 30, 2017, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2020 ($ Thousands)	Expires 2019 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2016 ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands)

Small Cap Growth Fund	$—	$—	$2,742	$—	$—	$2,742
Enhanced Income Fund	—	26,775	61,656	—	—	88,431
High Yield Bond Fund	—	—	3,087	—	—	3,087

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Enhanced Income Fund	$–	$4,120	$4,120
Core Fixed Income Fund	1,748	3,735	5,483
U.S. Fixed Income Fund	38	3,467	3,505
High Yield Bond Fund	–	61,724	61,724
Real Return Fund	456	2,048	2,504
Multi-Asset Inflation Managed Fund	25,118	–	25,118

*	This table should be used in conjunction with the capital loss carryforwards table.

406	SEI Institutional Managed Trust / Annual Report / September 30, 2017

During the fiscal year ended September 30, 2017, the following Funds utilized capital loss carryforward to offset capital gains:

Amount Utilized ($ Thousands)

Large Cap Value	$ 3,230
Large Cap Growth	61,171
Tax-Managed Large Cap Fund	135,372
Small Cap Fund	6,430
Small Cap Growth Fund	25,485
Tax-Managed Small/Mid Cap Fund	1,073
High Yield Bond Fund	46,434
Real Return Fund	464
Dynamic Asset Allocation Fund	1,756
Multi-Strategy Alternative Fund	1,398
Multi-Asset Income Fund	6,235
Multi-Asset Inflation Managed Fund	739
Long/Short Alternative Fund	93

For Federal income tax purposes, the cost of securities owned at September 30, 2017, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes primarily due to investments in partnerships that captures losses from other securities, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2017, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)

Large Cap Fund	$2,044,476	$550,201	$(36,519)	$513,682
Large Cap Value Fund	1,130,133	309,746	(49,193)	260,553
Large Cap Growth Fund	1,120,261	388,331	(17,265)	371,066
Tax-Managed Large Cap Fund	2,193,084	1,577,186	(29,249)	1,547,937
S&P 500 Index Fund	387,162	432,535	(10,547)	421,988
Small Cap Fund	635,006	100,307	(27,149)	73,158
Small Cap Value Fund	353,840	78,080	(14,719)	63,361
Small Cap Growth Fund	319,641	63,399	(15,312)	48,087
Tax-Managed Small/Mid Cap Fund	637,470	300,611	(1,242)	299,369
Mid-Cap Fund	102,626	17,248	(3,489)	13,759
U.S. Managed Volatility Fund	1,348,062	291,554	(39,809)	251,745
Global Managed Volatility Fund	1,273,709	219,715	(20,315)	199,400
Tax-Managed Managed Volatility Fund	747,352	322,383	(5,329)	317,054
Tax-Managed International Managed Volatility Fund	313,259	46,614	(3,992)	42,622
Real Estate Fund	146,505	36,593	(8,215)	28,378

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)

Enhanced Income Fund	$75,276	$564	$(1,281)	$(717)
Core Fixed Income Fund	2,411,820	47,433	(34,289)	13,144
U.S. Fixed Income Fund	2,134,956	22,363	(12,096)	10,267
High Yield Bond Fund	1,699,353	87,504	(132,370)	(44,866)
Conservative Income Fund	210,431	44	(11)	33
Tax-Free Conservative Income Fund	167,274	2	(8)	(6)
Real Return Fund	270,506	2,285	(2,427)	(142)
Dynamic Asset Allocation Fund	637,661	151,025	(17,404)	133,621
Multi-Strategy Alternative Fund	490,660	15,540	(14,110)	1,430
Multi-Asset Accumulation Fund	5,359,193	80,164	(203,462)	(123,298)
Multi-Asset Income Fund	1,055,689	39,575	(21,810)	17,765
Multi-Asset Inflation Managed Fund	969,404	19,564	(119,731)	(100,167)
Multi-Asset Capital Stability Fund	769,143	835	(9,306)	(8,471)
Long/Short Alternative Fund	38,229	45	(5)	40

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day,

SEI Institutional Managed Trust / Annual Report / September 30, 2017	407

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2017

the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or restricted from recovering the loomed securities or disposing of the collateral for the loan, which could give rise to loss because at adverse market actions expenses and/ or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund L.P. (“Liquidity Fund”), and the Fund bears its pro rate portion at the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments & Liquidity Fund losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2017 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount
Large Cap Fund	$26,596	$26,596	$–
Large Cap Value Fund	29,863	29,863	–
Large Cap Growth Fund	18,513	18,513	–
Tax-Managed Large Cap Fund	36,073	36,073	–
S&P 500 Index Fund	3,681	3,681	–
Small Cap Fund	59,669	59,669	–
Small Cap Value Fund	32,558	32,558	–
Small Cap Growth Fund	27,115	27,115	–
Tax-Managed Small/Mid Cap Fund	75,724	75,724	–
Mid-Cap Fund	52	52	–
Core Fixed Income Fund	134,251	134,251	–
U.S. Fixed Income Fund	103,091	103,091	–
High Yield Bond Fund	1	1	–

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

11. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk—With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Commodity Risk — The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to a Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

408	SEI Institutional Managed Trust / Annual Report / September 30, 2017

These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Leverage Risk — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

12. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of, September 30, 2017, SPTC held of record the following percentage of outstanding shares of each Fund:

Fund	% held

Large Cap Fund
Class F	98.29%
Class Y	12.96
Large Cap Value Fund
Class F	94.88%
Class I	17.07
Class Y	99.52

Fund	% held

Large Cap Growth Fund
Class F	94.93%
Class I	22.16
Class Y	99.15
Tax-Managed Large Cap Fund
Class F	90.46%
Class Y	48.02
S&P 500 Index Fund
Class F	87.38%
Class E	9.00
Class I	42.01
Class Y	59.20
Small Cap Fund
Class F	98.22%
Class Y	20.65
Small Cap Value Fund
Class F	85.09%
Class I	10.26
Class Y	99.59
Small Cap Growth Fund
Class F	92.27%
Class I	12.43
Class Y	99.02
Tax-Managed Small/Mid Cap Fund
Class F	93.24%
Class Y	50.61
Mid-Cap Fund
Class F	83.74%
Class I	0.00
Class Y	64.02
U.S. Managed Volatility Fund
Class F	87.04%
Class I	0.00
Class Y	10.02
Global Managed Volatility Fund
Class F	89.97%
Class I	4.67
Class Y	30.58
Tax-Managed Managed Volatility Fund
Class F	89.68%
Class Y	74.97
Tax-Managed International Managed Volatility Fund
Class F	97.11%
Class Y	74.80
Real Estate Fund
Class F	91.04%
Class I	0.00
Class Y	45.95
Enhanced Income Fund
Class F	94.46%
Class I	0.00
Class Y	99.72

SEI Institutional Managed Trust / Annual Report / September 30, 2017	409

Notes to Financial Statements/Consolidated Notes to Financial Statements (Concluded)

September 30, 2017

Fund	% held

Core Fixed Income Fund
Class F	94.60%
Class I	38.53
Class Y	65.67
U.S. Fixed Income Fund
Class F	98.55%
Class Y	9.11
High Yield Bond Fund
Class F	95.69%
Class I	0.00
Class Y	40.04
Conservative Income Fund
Class F	98.11%
Class Y	15.36
Tax-Free Conservative Income Fund
Class F	99.12%
Class Y	61.22
Real Return Fund
Class F	98.26%
Class Y	19.71
Dynamic Asset Allocation Fund
Class F	96.61%
Class Y	4.87
Multi-Strategy Alternative Fund
Class F	98.02%
Class Y	43.46
Multi-Asset Accumulation Fund
Class F	98.53%
Class Y	3.14
Multi-Asset Income Fund
Class F	89.74%
Class Y	50.03
Multi-Asset Inflation Managed Fund
Class F	98.55%
Class Y	15.50
Multi-Asset Capital Stability Fund
Class F	98.74%
Class Y	4.21
Long/Short Alternative Fund
Class F	0.00%
Class Y	0.00

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

13. IN-KIND

TRANSACTIONS

During the fiscal year ended September 30, 2016, Global Managed Volatility Fund redeemed shares of beneficial interest in exchange for securities. The securities were redeemed at their current value on the date of the transaction.

Transaction Date	Shares Redeemed (Thousands)	Value ($ Thousands)	Cash ($ Thousands)	Loss ($ Thousands)

01/29/2016	80,677	$ 843,072	$ —	$ (24,125)

14. REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

15. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2017.

410	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Managed Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and summary schedules of investments, of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Dynamic Asset Allocation Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, Multi-Asset Capital Stability Fund, and the Long/Short Alternative Fund (twenty-seven of the twenty-nine funds comprising the SEI Institutional Managed Trust (the Trust)), as of September 30, 2017, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Multi-Asset Accumulation Fund and the Multi-Asset Inflation Managed Fund (two of the twenty-nine funds comprising the Trust), as of September 30, 2017, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodians, transfer agent, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional Managed Trust as of September 30, 2017, the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2017

SEI Institutional Managed Trust / Annual Report / September 30, 2017	411

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2017.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

412	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009, and member of the Executive Committee, 2003-2011; currently emeritus trustee. Member of the advisory board of the Georgia Tech Ivan Allen School of Liberal Arts and the Sam Nunn School of International Affairs, 2009-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Retirement Investment Committee-Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation. Independent Consultant to SEI Liquid Asset Allocation Trust.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	413

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Heath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present. Global Funds Services, March 2005 to June 2006.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

414	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Disclosure of Fund Expenses (Unaudited)

September 30, 2017

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

•Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,083.60	0.89%	$4.65
Class Y Shares	1,000.00	1,085.70	0.64	3.35
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,020.61	0.89%	$4.51
Class Y Shares	1,000.00	1,021.86	0.64	3.24
Large Cap Value Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,058.60	0.89%	$4.59
Class I Shares	1,000.00	1,057.70	1.11	5.73
Class Y Shares	1,000.00	1,060.00	0.64	3.31
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.50	1.11	5.62
Class Y Shares	1,000.00	1,021.86	0.64	3.24

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Growth Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,111.20	0.89%	$4.71
Class I Shares	1,000.00	1,110.30	1.11	5.87
Class Y Shares	1,000.00	1,112.80	0.64	3.39
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.50	1.11	5.62
Class Y Shares	1,000.00	1,021.86	0.64	3.24
Tax-Managed Large Cap Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,076.40	0.90%	$4.68
Class Y Shares	1,000.00	1,077.80	0.65	3.39
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,020.56	0.90%	$4.56
Class Y Shares	1,000.00	1,021.81	0.65	3.29

SEI Institutional Managed Trust / Annual Report / September 30, 2017	415

Disclosure of Fund Expenses (Unaudited) (Concluded)

September 30, 2017

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period *
S&P 500 Index Fund
Actual Fund Return
Class E Shares	$1,000.00	$1,075.80	0.25%	$1.30
Class F Shares†	1,000.00	1,074.80	0.43	2.24
Class I Shares	1,000.00	1,073.60	0.65	3.38
Class Y Shares	1,000.00	1,075.60	0.25	1.30
Hypothetical 5% Return
Class E Shares	$1,000.00	$1,023.82	0.25%	$1.27
Class F Shares†	1,000.00	1,022.91	0.43	2.18
Class I Shares	1,000.00	1,021.81	0.65	3.29
Class Y Shares	1,000.00	1,023.82	0.25	1.27
Small Cap Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,050.80	1.14%	$5.86
Class Y Shares	1,000.00	1,052.20	0.89	4.58
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,019.35	1.14%	$5.77
Class Y Shares	1,000.00	1,020.61	0.89	4.51
Small Cap Value Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,045.00	1.14%	$5.84
Class I Shares	1,000.00	1,044.00	1.36	6.97
Class Y Shares	1,000.00	1,046.30	0.89	4.57
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,019.35	1.14%	$5.77
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.61	0.89	4.51
Small Cap Growth Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,097.90	1.11%	$5.84
Class I Shares	1,000.00	1,096.70	1.36	7.15
Class Y Shares	1,000.00	1,099.50	0.87	4.58
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.71	0.87	4.41
Tax-Managed Small/Mid Cap Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,068.40	1.12%	$5.81
Class Y Shares	1,000.00	1,069.40	0.90	4.67
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,019.45	1.12%	$5.67
Class Y Shares	1,000.00	1,020.56	0.90	4.56
Mid-Cap Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,063.20	0.99%	$5.12
Class I Shares	1,000.00	1,062.00	1.22	6.31
Class Y Shares	1,000.00	1,064.50	0.75	3.88
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,020.10	0.99%	$5.01
Class I Shares	1,000.00	1,018.95	1.22	6.17
Class Y Shares	1,000.00	1,021.31	0.75	3.80

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period *
U.S. Managed Volatility Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,037.60	1.00%	$5.11
Class I Shares	1,000.00	1,036.90	1.25	6.38
Class Y Shares	1,000.00	1,039.00	0.75	3.83
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,020.05	1.00%	$5.06
Class I Shares	1,000.00	1,018.80	1.25	6.33
Class Y Shares	1,000.00	1,021.31	0.75	3.80
Global Managed Volatility Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,058.40	1.11%	$5.73
Class I Shares	1,000.00	1,056.80	1.36	7.01
Class Y Shares	1,000.00	1,059.10	0.86	4.44
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.76	0.86	4.36
Tax-Managed Managed Volatility Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,045.10	1.00%	$5.13
Class Y Shares	1,000.00	1,045.70	0.75	3.85
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,020.05	1.00%	$5.06
Class Y Shares	1,000.00	1,021.31	0.75	3.80
Tax-Managed International Managed Volatility Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,098.90	1.11%	$5.84
Class Y Shares	1,000.00	1,100.80	0.86	4.53
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	1,000.00	1,020.76	0.86	4.36
Real Estate Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,017.60	1.14%	$5.77
Class I Shares	1,000.00	1,016.50	1.36	6.87
Class Y Shares	1,000.00	1,019.00	0.89	4.50
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,019.35	1.14%	$5.77
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.61	0.89	4.51
Enhanced Income Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,014.20	0.60%	$3.03
Class I Shares	1,000.00	1,011.70	0.85	4.29
Class Y Shares	1,000.00	1,013.60	0.46	2.32
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,022.06	0.60%	$3.04
Class I Shares	1,000.00	1,020.81	0.85	4.31
Class Y Shares	1,000.00	1,022.76	0.46	2.33

416	SEI Institutional Managed Trust / Annual Report / September 30, 2017

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period *
Core Fixed Income Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,027.10	0.67%	$3.40
Class I Shares	1,000.00	1,025.10	0.89	4.52
Class Y Shares	1,000.00	1,027.50	0.42	2.13
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,021.71	0.67%	$3.40
Class I Shares	1,000.00	1,020.61	0.89	4.51
Class Y Shares	1,000.00	1,022.96	0.42	2.13
U.S. Fixed Income Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,021.90	0.66%	$3.35
Class Y Shares	1,000.00	1,023.10	0.41	2.08
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,021.76	0.66%	$3.35
Class Y Shares	1,000.00	1,023.01	0.41	2.08
High Yield Bond Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,041.00	0.90%	$4.60
Class I Shares	1,000.00	1,038.80	1.12	5.72
Class Y Shares	1,000.00	1,042.30	0.65	3.33
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,020.56	0.90%	$4.56
Class I Shares	1,000.00	1,019.45	1.12	5.67
Class Y Shares	1,000.00	1,021.81	0.65	3.29
Conservative Income Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,005.10	0.30%	$1.51
Class Y Shares	1,000.00	1,005.70	0.20	1.01
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,023.56	0.30%	$1.52
Class Y Shares	1,000.00	1,024.07	0.20	1.01
Tax-Free Conservative Income Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,002.80	0.30%	$1.51
Class Y Shares	1,000.00	1,003.30	0.20	1.00
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,023.56	0.30%	$1.52
Class Y Shares	1,000.00	1,024.07	0.20	1.01
Real Return Fund
Actual Fund Return
Class F Shares†	$1,000.00	$997.30	0.45%	$2.25
Class Y Shares	1,000.00	998.10	0.35	1.75
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,022.81	0.45%	$2.28
Class Y Shares	1,000.00	1,023.31	0.35	1.78
Dynamic Asset Allocation Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,069.80	0.75%	$3.89
Class Y Shares	1,000.00	1,070.70	0.50	2.60
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,021.31	0.75%	$3.80
Class Y Shares	1,000.00	1,022.56	0.50	2.54

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period *
Multi-Strategy Alternative Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,025.40	1.22%	$6.19
Class Y Shares	1,000.00	1,026.40	0.96	4.88
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,018.95	1.22%	$6.17
Class Y Shares	1,000.00	1,020.26	0.96	4.86
Multi-Asset Accumulation Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,042.70	1.17%	$5.99
Class Y Shares	1,000.00	1,044.70	0.92	4.72
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,019.20	1.17%	$5.92
Class Y Shares	1,000.00	1,020.46	0.92	4.66
Multi-Asset Income Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,032.70	0.80%	$4.08
Class Y Shares	1,000.00	1,033.20	0.70	3.57
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,021.06	0.80%	$4.05
Class Y Shares	1,000.00	1,021.56	0.70	3.55
Multi-Asset Inflation Managed Fund
Actual Fund Return
Class F Shares†	$1,000.00	$990.70	1.16%	$5.79
Class Y Shares	1,000.00	991.90	0.90	4.49
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,019.25	1.16%	$5.87
Class Y Shares	1,000.00	1,020.56	0.90	4.56
Multi-Asset Capital Stability Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,014.90	0.62%	$3.13
Class Y Shares	1,000.00	1,014.80	0.52	2.63
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,021.96	0.62%	$3.14
Class Y Shares	1,000.00	1,022.46	0.52	2.64
Long/Short Alternative Fund
Actual Fund Return
Class F Shares†	$1,000.00	$1,043.10	1.15%	$5.89
Class Y Shares	1,000.00	1,043.90	0.90	4.61
Hypothetical 5% Return
Class F Shares†	$1,000.00	$1,019.30	1.15%	$5.82
Class Y Shares	1,000.00	1,020.56	0.90	4.56

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

† See Note 1 in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	417

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Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27–29, 2017 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 5–7, 2016, March 27–29, 2017, June 26–28, 2017 and September 11–13, 2017. In each case, the Board’s approval (or renewal) was based on

420	SEI Institutional Managed Trust / Annual Report / September 30, 2017

its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, and volatility versus total return, net total return and performance consistency for the Funds (except when such metric was not available due to a limited operating history) and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees, and actual total expenses (including, solely with respect to the Multi-Strategy Alternative Fund, underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	421

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

422	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2017, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2017, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2017, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital (Tax Basis)	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Tax-Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%
Large Cap Value Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%
Large Cap Growth Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%
Tax-Managed Large Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%
S&P 500 Index Fund	0.00%	59.92%	40.08%	0.00%	100.00%	96.40%
Small Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	84.27%
Small Cap Value Fund	0.00%	0.00%	100.00%	0.00%	100.00%	93.89%
Small Cap Growth Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Tax-Managed Small/Mid Cap Fund	0.00%	17.74%	82.26%	0.00%	100.00%	100.00%
Mid-Cap Fund	0.00%	26.02%	73.98%	0.00%	100.00%	31.70%
U.S. Managed Volatility Fund	0.00%	64.48%	35.52%	0.00%	100.00%	78.17%
Global Managed Volatility Fund	0.00%	55.72%	44.28%	0.00%	100.00%	49.65%
Tax-Managed Managed Volatility Fund	0.00%	61.45%	38.55%	0.00%	100.00%	100.00%
Tax-Managed International Managed Volatility Fund	0.00%	3.01%	96.99%	0.00%	100.00%	0.70%
Real Estate Fund	0.00%	44.02%	24.11%	0.00%	68.13%	0.00%
Enhanced Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	8.90%	91.10%	0.00%	100.00%	0.00%
U.S. Fixed Income Fund	0.00%	4.50%	95.50%	0.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Conservative Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.09%	99.91%	100.00%	0.00%
Real Return Fund	13.13%	0.00%	86.87%	0.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	0.00%	100.00%	68.16%
Multi-Strategy Alternative Fund	0.00%	0.00%	100.00%	0.00%	100.00%	1.69%
Multi-Asset Accumulation Fund	0.00%	37.06%	62.94%	0.00%	100.00%	2.13%
Multi-Asset Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	4.59%
Multi-Asset Inflation Managed Fund	0.00%	0.00%	100.00%	0.00%	100.00%	43.68%
Multi-Asset Capital Stability Fund	0.00%	32.18%	67.82%	0.00%	100.00%	7.12%
Long/Short Alternative Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%

SEI Institutional Managed Trust / Annual Report / September 30, 2017	423

Notice to Shareholders (Unaudited) (Concluded)

	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Large Cap Fund	100.00%	0.00%	0.00%	0.00%
Large Cap Value Fund	100.00%	0.00%	0.00%	0.00%
Large Cap Growth Fund	100.00%	0.00%	0.01%	0.00%
Tax-Managed Large Cap Fund	100.00%	0.00%	0.00%	0.00%
S&P 500 Index Fund	97.70%	0.03%	0.03%	100.00%
Small Cap Fund	86.96%	0.01%	0.03%	100.00%
Small Cap Value Fund	100.00%	0.00%	0.01%	0.00%
Small Cap Growth Fund	0.00%	0.00%	0.00%	0.00%
Tax-Managed Small/Mid Cap Fund	100.00%	0.00%	0.01%	0.00%
Mid-Cap Fund	32.08%	0.00%	0.02%	100.00%
U.S. Managed Volatility Fund	82.22%	0.00%	0.00%	0.00%
Global Managed Volatility Fund	100.00%	0.00%	0.02%	100.00%
Tax-Managed Managed Volatility Fund	100.00%	0.00%	0.00%	0.00%
Tax-Managed International Managed Volatility Fund	88.48%	0.00%	0.00%	100.00%
Real Estate Fund	0.00%	0.00%	0.00%	0.00%
Enhanced Income Fund	0.00%	0.49%	0.00%	0.00%
Core Fixed Income Fund	0.00%	12.01%	86.51%	100.00%
U.S. Fixed Income Fund	0.00%	15.30%	62.91%	100.00%
High Yield Bond Fund	0.00%	0.00%	82.89%	0.00%
Conservative Income Fund	0.00%	0.07%	99.30%	100.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	94.02%	0.00%	0.00%
Dynamic Asset Allocation Fund	69.27%	0.00%	0.15%	0.00%
Multi-Strategy Alternative Fund	14.40%	0.00%	0.00%	100.00%
Multi-Asset Accumulation Fund	5.11%	7.30%	2.04%	100.00%
Multi-Asset Income Fund	4.63%	0.38%	81.12%	0.00%
Multi-Asset Inflation Managed Fund	52.55%	37.06%	11.61%	0.00%
Multi-Asset Capital Stability Fund	7.50%	75.04%	11.70%	100.00%
Long/Short Alternative Fund	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the SEI Institutional Trust, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C), (D) and (E) are based on the percentage of ordinary income distributions of each Fund. Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

424	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SEI Institutional Managed Trust / Annual Report / September 30, 2017

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-087 (9/17)

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.    Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2016 and 2015 as follows:

		Fiscal 2017			Fiscal 2016
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$970,875	$0	N/A	$868,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees (2)	$0	$356,074	$0	$0	$325,515	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2017	Fiscal 2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)          Not Applicable.

(g)(1)    The aggregate non-audit fees billed by KPMG for the fiscal years 2017 and 2016 were $356,074 and $325,515, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, and an attestation report in accordance with Rule 17 Ad-13.

(h)         During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund and Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Accumulation Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund, Multi-Asset Capital Stability Fund and Long/Short Alternative Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.1%

Consumer Discretionary — 13.2%
Amazon.com, Cl A *	21,914	$21,067
Autozone *	23,721	14,117
Best Buy	100,658	5,733
Delphi Automotive	36,555	3,597
Dollar General	434,146	35,188
Domino’s Pizza	12,312	2,445
DR Horton	314,296	12,550
General Motors	472,051	19,061
Goodyear Tire & Rubber	69,218	2,301
Home Depot	118,932	19,453
Interpublic Group	209,379	4,353
Kohl’s	56,065	2,559
Lear	48,661	8,422
Liberty Global, Cl A *	24,310	824
Liberty Global, Cl C *	123,930	4,053
Liberty Interactive QVC Group, Cl A *	243,517	5,740
Lowe’s	511,300	40,873
Macy’s	102,099	2,228
NetFlix *	40,511	7,347
Nike, Cl B	376,866	19,540
NVR *	987	2,818
Omnicom Group	204,096	15,117
Priceline Group *	3,416	6,254
Ross Stores	182,394	11,777
Royal Caribbean Cruises	38,810	4,601
Target, Cl A	42,045	2,481
Tiffany	87,587	8,039
TJX	389,684	28,731
Tractor Supply	204,481	12,942
TripAdvisor *(A)	89,371	3,622
Ulta Beauty *	10,693	2,417
Whirlpool	12,644	2,332

		332,582

Consumer Staples — 8.3%
Archer-Daniels-Midland	67,157	2,855
Church & Dwight	56,652	2,745
Colgate-Palmolive	266,300	19,400
Constellation Brands, Cl A	90,979	18,146
CVS Health	444,177	36,120
Ingredion	77,791	9,385
JM Smucker	256,553	26,920
Kimberly-Clark	56,053	6,596
Kroger	742,980	14,904
PepsiCo	151,620	16,895
Philip Morris International	206,045	22,873
Procter & Gamble	85,483	7,777
Sysco, Cl A	54,408	2,935
Tyson Foods, Cl A	116,375	8,199

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Wal-Mart Stores	173,420	$13,551

		209,301

Energy — 4.6%
Anadarko Petroleum, Cl A	43,529	2,126
Andeavor	49,764	5,133
BP ADR	139,352	5,355
Canadian Natural Resources	88,359	2,959
Chevron	169,088	19,868
Devon Energy	192,109	7,052
Helmerich & Payne (A)	64,662	3,370
Kinder Morgan	227,343	4,361
Marathon Petroleum	152,611	8,559
Occidental Petroleum	251,909	16,175
Oceaneering International, Cl A	103,840	2,728
Oneok	40,932	2,268
PBF Energy, Cl A (A)	167,336	4,620
Pioneer Natural Resources	13,212	1,949
Range Resources	220,117	4,308
Royal Dutch Shell ADR, Cl A	161,764	9,800
Valero Energy	174,161	13,398

		114,029

Financials — 16.2%
Aflac	283,786	23,097
Allstate	159,202	14,632
Ally Financial	104,642	2,539
Ameriprise Financial	17,316	2,572
Bank of America	746,855	18,925
Berkshire Hathaway, Cl B *	19,585	3,590
Brighthouse Financial *	15,663	952
Capital One Financial	28,281	2,394
Charles Schwab	55,562	2,430
Citigroup	277,690	20,199
Citizens Financial Group	96,253	3,645
CME Group	90,978	12,344
Discover Financial Services	154,517	9,963
Everest Re Group	35,482	8,104
Factset Research Systems	81,060	14,600
Fifth Third Bancorp	198,366	5,550
First Republic Bank	22,487	2,349
Franklin Resources	54,058	2,406
Goldman Sachs Group	12,777	3,031
Intercontinental Exchange	46,381	3,186
JPMorgan Chase	201,687	19,263
KKR (B)	124,484	2,531
Lincoln National	96,459	7,088
Marsh & McLennan	174,954	14,663
MetLife	127,548	6,626
Moody’s	258,578	35,997
MSCI, Cl A	177,080	20,701
Popular	66,179	2,378

SEI Institutional Managed Trust / Annual Report / September 30, 2017	1

SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Principal Financial Group, Cl A	34,556	$2,223
Prudential Financial	126,182	13,416
Regions Financial	503,756	7,672
Reinsurance Group of America, Cl A	20,296	2,832
S&P Global	52,569	8,217
Santander Consumer USA Holdings *	179,439	2,758
State Street	295,256	28,209
SVB Financial Group, Cl B *	19,159	3,584
Synchrony Financial	258,765	8,035
T. Rowe Price Group	27,597	2,502
TD Ameritrade Holding	49,235	2,403
Travelers	120,998	14,825
US Bancorp	332,777	17,833
Voya Financial	234,838	9,368
Wells Fargo	343,897	18,966

		408,598

Health Care — 16.5%
Abbott Laboratories	330,021	17,610
Aetna, Cl A	83,856	13,334
Alexion Pharmaceuticals *	60,999	8,558
Allergan	9,335	1,913
AmerisourceBergen, Cl A	129,268	10,697
Amgen, Cl A	168,167	31,355
Anthem	25,705	4,881
Becton Dickinson	244,078	47,827
Biogen*	82,480	25,826
Celgene, Cl A *	91,403	13,328
Centene*	87,379	8,456
Express Scripts Holding *	37,386	2,367
Gilead Sciences	181,757	14,726
HCA Healthcare *	105,452	8,393
Horizon Pharma*	147,753	1,873
Illumina*	10,947	2,181
Johnson & Johnson	405,060	52,662
Merck	328,657	21,044
Mettler Toledo International *	47,321	29,631
Mylan*	69,696	2,186
Pfizer	171,796	6,133
Quintiles IMS Holdings *	26,384	2,508
UnitedHealth Group	356,899	69,899
Varian Medical Systems *	135,749	13,583
Vertex Pharmaceuticals *	17,463	2,655
Zoetis, Cl A	39,262	2,503

		416,129

Industrials — 9.4%

3M	183,684	38,555
Acuity Brands	23,828	4,081
AECOM*(A)	162,092	5,967
Alaska Air Group	37,255	2,841
Boeing	29,493	7,497

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cummins	54,006	$9,075
Delta Air Lines, Cl A	307,382	14,822
Equifax	46,792	4,959
FedEx	17,802	4,016
Graco	165,305	20,447
Huntington Ingalls Industries, Cl A	22,463	5,087
Illinois Tool Works	204,357	30,237
ManpowerGroup	25,000	2,945
Middleby*	132,095	16,931
Nielsen Holdings	58,175	2,411
Oshkosh Truck	36,834	3,040
Owens Corning	54,953	4,251
Roper Technologies	9,819	2,390
Southwest Airlines, Cl A	40,250	2,253
Spirit AeroSystems Holdings, Cl A	73,639	5,723
Stanley Black & Decker	44,496	6,718
TransDigm Group (A)	12,665	3,238
United Continental Holdings *	108,375	6,598
United Rentals *	20,742	2,878
United Technologies	125,021	14,512
WW Grainger (A)	81,318	14,617

		236,089

Information Technology — 18.7%
Activision Blizzard	190,639	12,298
Alibaba Group Holding ADR *	13,693	2,365
Alliance Data Systems	8,787	1,947
Alphabet, Cl A *	26,718	26,016
Alphabet, Cl C *	10,762	10,322
Amdocs	67,840	4,363
Analog Devices	226,408	19,510
Apple	102,380	15,779
Applied Materials	319,888	16,663
Arrow Electronics, Cl A *	30,127	2,423
ASML Holding, Cl G	42,646	7,301
Autodesk, Cl A *	48,566	5,452
Automatic Data Processing	119,525	13,066
Broadcom	11,289	2,738
CDW	37,994	2,508
Cisco Systems	256,720	8,633
Cognizant Technology Solutions, Cl A	176,680	12,816
Corning, Cl B	116,442	3,484
eBay*	161,711	6,219
Electronic Arts *	115,476	13,633
Facebook, Cl A *	67,064	11,459
Finisar*	104,248	2,311
Fiserv, Cl A *	48,772	6,290
Global Payments	28,135	2,674
HP	520,145	10,382
Intel	477,390	18,179
Intuit	90,997	12,934
Jack Henry & Associates	21,515	2,212

2	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Juniper Networks	145,004	$4,035
Lam Research	40,438	7,483
Mastercard, Cl A	293,258	41,408
MercadoLibre	8,053	2,085
Microchip Technology (A)	125,098	11,231
Micron Technology *	144,376	5,678
Microsoft	540,211	40,240
Motorola Solutions	32,457	2,755
Nvidia	37,581	6,718
Oracle, Cl B	420,383	20,326
PayPal Holdings *	214,569	13,739
Qualcomm	96,230	4,989
Skyworks Solutions	21,959	2,238
Symantec, Cl A	137,107	4,498
Take-Two Interactive Software, Cl A *	23,388	2,391
Tencent Holdings ADR	160,877	7,065
Teradyne	64,107	2,391
Texas Instruments	114,594	10,272
Visa, Cl A	220,943	23,252
Western Digital	24,558	2,122
Zendesk*	80,144	2,333

		471,226

Materials — 4.6%
Cabot	42,794	2,388
Celanese, Cl A	56,252	5,865
Cemex ADR *	312,068	2,834
Crown Holdings *	58,481	3,492
Eastman Chemical	148,261	13,416
Ecolab	72,045	9,266
Huntsman	88,775	2,434
International Paper	145,351	8,259
LyondellBasell Industries, Cl A	148,123	14,672
Nucor	69,710	3,907
Packaging Corp of America	30,110	3,453
Praxair	67,467	9,428
Sherwin-Williams, Cl A	97,200	34,801
United States Steel	87,840	2,254

		116,469

Real Estate — 1.1%
CBRE Group, Cl A *	74,192	2,810

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Crown Castle International	53,576	$5,357
Equinix (A)	18,892	8,432
HCP‡	102,451	2,851
Host Hotels & Resorts ‡	324,038	5,991
SBA Communications, Cl A *‡	16,931	2,439

		27,880

Telecommunication Services — 0.4%
AT&T	59,044	2,313
T-Mobile US *	76,716	4,730
Zayo Group Holdings *	65,265	2,246

		9,289

Utilities — 1.1%
Centerpoint Energy	138,630	4,049
Exelon	155,959	5,875
FirstEnergy	331,568	10,222
Public Service Enterprise Group	151,801	7,021

		27,167

Total Common Stock (Cost $1,842,024) ($ Thousands)		2,368,759

AFFILIATED PARTNERSHIP — 1.1%

SEI Liquidity Fund, L.P. 1.110% **†(C)	27,250,897	27,259

Total Affiliated Partnership (Cost $27,249) ($ Thousands)		27,259

CASH EQUIVALENT — 5.9%

SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	149,182,956	149,183

Total Cash Equivalent (Cost $149,183) ($ Thousands)		149,183

Total Investments in Securities — 101.1% (Cost $2,018,456) ($ Thousands)		$2,545,201

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	93	Dec-2017	$11,444	$11,700	$256
S&P Mid Cap 400 Index E-MINI	7	Dec-2017	1,211	1,257	46

			$12,655	$12,957	$302

SEI Institutional Managed Trust / Annual Report / September 30, 2017	3

SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Fund (Concluded)

Percentages are based on Net Assets of $2,518,510 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $26,596 ($ Thousands).
(B)	Security is a Master Limited Partnership. At September 30, 2017, such securities amounted to $2,531 ($ Thousands), or 0.1% of the net assets of the Fund (see Note 2).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $27,259 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,368,759	$–	$–	$2,368,759
Affiliated Partnership	–	27,259	–	27,259
Cash Equivalent	149,183	–	–	149,183

Total Investments in Securities	$2,517,942	$27,259	$–	$2,545,201

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$302	$—	$—	$302

Total Other Financial Instruments	$302	$—	$—	$302

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$ 261,551	$ 253,106	$ (487,406)	$ (2)	$ 10	$ 27,259	$ 407
SEI Daily Income Trust, Government Fund, CI F	149,115	346,199	(346,131)	—	—	149,183	724

Totals	$ 410,666	$ 599,305	$ (833,537)	$ (2)	$ 10	$ 176,442	$ 1,131

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Value Fund

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.2%

Consumer Discretionary — 9.0%
Advance Auto Parts	21,599	$2,143
Best Buy	74,184	4,226
Comcast, Cl A	36,832	1,417
Discovery Communications, Cl A *(A)	48,947	1,042
Dollar General	239,968	19,449
DR Horton	104,220	4,161
Foot Locker, Cl A	28,323	998
Gap	49,546	1,463
General Motors	391,373	15,804
Goodyear Tire & Rubber	199,993	6,650
H&R Block	52,142	1,381
Hanesbrands (A)	62,434	1,538
Harley-Davidson, Cl A (A)	25,543	1,231
Kohl’s (A)	88,476	4,039
Lear	17,446	3,020
Lowe’s	215,553	17,231
Macy’s	80,513	1,757
Magna International, Cl A	27,380	1,462
Norwegian Cruise Line Holdings *	22,796	1,232
Omnicom Group	196,869	14,582
PulteGroup	59,449	1,625
Regal Entertainment Group, Cl A	67,807	1,085
Ross Stores	136,549	8,817
Target, Cl A	26,771	1,580
TEGNA	51,682	689
Twenty-First Century Fox, Cl A	87,585	2,310
Viacom, Cl B	39,882	1,110
Whirlpool	7,165	1,321
Wyndham Worldwide	12,931	1,363

		124,726

Consumer Staples — 9.0%
Archer-Daniels-Midland	57,847	2,459
Bunge	21,452	1,490
CVS Health	387,219	31,489
Ingredion	52,497	6,333
JM Smucker	226,190	23,734
Kroger	720,240	14,448
Molson Coors Brewing, Cl B	15,098	1,233
Philip Morris International	168,397	18,694
Pilgrim’s Pride *	83,326	2,367
Procter & Gamble	103,495	9,416
Tyson Foods, Cl A	84,212	5,933
Wal-Mart Stores	94,132	7,355

		124,951

Energy — 9.2%
Anadarko Petroleum, Cl A	44,698	2,184
Andeavor	41,796	4,311
BP ADR	275,876	10,602
Canadian Natural Resources	173,062	5,796

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chevron	179,230	$21,060
ConocoPhillips	67,279	3,367
Devon Energy	191,131	7,016
ExxonMobil	118,981	9,754
Helmerich & Payne (A)	81,858	4,266
Kinder Morgan	325,762	6,248
Marathon Petroleum	123,542	6,928
Occidental Petroleum	233,673	15,004
Oceaneering International, Cl A	86,047	2,260
PBF Energy, Cl A (A)	102,986	2,843
Range Resources	229,125	4,484
Royal Dutch Shell ADR, Cl A	155,127	9,398
Transocean*(A)	120,225	1,294
Valero Energy	133,676	10,284

		127,099

Financials — 22.5%
Aflac	282,472	22,990
Allstate	104,248	9,581
Ally Financial	244,445	5,930
Ameriprise Financial	25,933	3,851
Assurant	14,731	1,407
Athene Holding, Cl A *	54,358	2,927
Bank of America	938,088	23,771
Berkshire Hathaway, Cl B *	27,398	5,023
Blackstone Group (B)	128,322	4,282
BNP Paribas ADR	36,287	1,467
Brighthouse Financial *	20,694	1,258
Capital One Financial	87,452	7,404
CIT Group	27,607	1,354
Citigroup	376,201	27,365
Citizens Financial Group	37,819	1,432
Discover Financial Services	141,677	9,135
Everest Re Group	29,385	6,711
Fifth Third Bancorp	172,505	4,827
Franklin Resources	30,908	1,376
Goldman Sachs Group	5,772	1,369
Hartford Financial Services Group	25,138	1,393
JPMorgan Chase	281,224	26,860
KeyCorp	177,818	3,347
KKR (B)	246,142	5,004
Lazard, Cl A	27,717	1,253
Lincoln National	26,136	1,920
Marsh & McLennan	178,232	14,938
MetLife	147,116	7,643
Morgan Stanley	96,037	4,626
OneMain Holdings, Cl A *	57,366	1,617
PNC Financial Services Group	34,390	4,635
Popular	97,680	3,511
Prudential Financial	52,620	5,595
Radian Group	119,316	2,230
Regions Financial	354,668	5,402

SEI Institutional Managed Trust / Annual Report / September 30, 2017	5

SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Reinsurance Group of America, Cl A	42,233	$5,893
Santander Consumer USA Holdings *	129,668	1,993
Starwood Property Trust ‡	48,514	1,054
State Street	267,765	25,582
SunTrust Banks	183,395	10,962
Synchrony Financial	222,959	6,923
T. Rowe Price Group	15,366	1,393
Travelers	87,793	10,756
Unum Group	89,383	4,570
Voya Financial	199,967	7,977
Wells Fargo	25,285	1,394

		311,931

Health Care – 15.4%
Abbott Laboratories	380,086	20,281
AbbVie	66,330	5,894
Aetna, Cl A	59,309	9,431
AmerisourceBergen, Cl A	118,509	9,807
Amgen, Cl A	150,955	28,146
Anthem	57,621	10,941
Becton Dickinson	68,651	13,452
Biogen *	14,495	4,539
Centene *	67,039	6,487
Cigna	14,574	2,724
Express Scripts Holding *	51,777	3,279
Gilead Sciences	91,320	7,399
HCA Healthcare *	70,323	5,597
Horizon Pharma *	114,780	1,455
Johnson & Johnson	165,051	21,458
Mallinckrodt *	54,920	2,052
Merck	337,604	21,617
Mylan*	118,377	3,713
Pfizer	314,605	11,231
United Therapeutics *	9,974	1,169
UnitedHealth Group	86,850	17,010
Universal Health Services, Cl B	11,595	1,286
Zimmer Biomet Holdings	35,311	4,135

		213,103

Industrials – 9.2%
3M	60,264	12,649
AECOM *	189,268	6,967
AerCap Holdings *	71,574	3,658
AGCO	21,101	1,557
Alaska Air Group	21,638	1,650
American Airlines Group	171,193	8,130
Boeing	10,922	2,777
Copa Holdings, Cl A	10,103	1,258
Delta Air Lines, Cl A	266,828	12,866
Eaton	36,841	2,829
FedEx	16,500	3,722
Illinois Tool Works	110,335	16,325

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ingersoll-Rand	20,044	$1,787
JetBlue Airways *	65,925	1,222
L3 Technologies	10,024	1,889
ManpowerGroup	48,763	5,745
Oshkosh Truck	38,255	3,158
Owens Corning	54,642	4,227
Raytheon	24,872	4,641
RR Donnelley & Sons	26,621	274
Spirit AeroSystems Holdings, Cl A	47,265	3,673
Textron	26,701	1,439
Trinity Industries	63,149	2,015
United Continental Holdings *	90,316	5,498
USG*	51,700	1,688
Waste Management	16,762	1,312
WW Grainger (A)	79,368	14,266

		127,222

Information Technology – 8.9%
Applied Materials	64,414	3,355
Arrow Electronics, Cl A *	17,248	1,387
Automatic Data Processing	116,867	12,776
CA	69,499	2,320
Cars.com *(A)	17,227	458
Cisco Systems	442,616	14,885
Corning, Cl B	74,909	2,241
DXC Technology	16,742	1,438
Finisar *	120,440	2,670
First Data, Cl A *	90,017	1,624
Hewlett Packard Enterprise	103,535	1,523
HP	357,287	7,131
Intel	364,930	13,897
International Business Machines	39,734	5,765
IPG Photonics *	10,556	1,954
Jabil	41,876	1,196
Juniper Networks	107,185	2,983
Lam Research	20,466	3,787
Micro Focus International ADR *	14,218	454
Microchip Technology (A)	145,954	13,104
Micron Technology *	202,807	7,976
Qualcomm	128,555	6,664
Seagate Technology (A)	30,431	1,009
Skyworks Solutions	38,807	3,954
Tech Data *	13,545	1,203
Vishay Intertechnology (A)	89,659	1,686
Western Digital	34,183	2,953
Xerox	80,527	2,681

		123,074

Materials – 3.7%
Cabot	24,552	1,370
Cemex ADR *	349,166	3,170
Crown Holdings *	22,956	1,371

6	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Domtar	33,526	$1,455
Eastman Chemical	120,517	10,906
Huntsman	65,474	1,795
International Paper	151,191	8,591
Louisiana-Pacific *	57,932	1,569
LyondellBasell Industries, Cl A	102,542	10,157
Owens-Illinois *	77,722	1,956
Packaging Corp of America	11,025	1,264
Reliance Steel & Aluminum	64,709	4,929
Steel Dynamics	39,205	1,351
United States Steel (A)	76,714	1,968

		51,852

Real Estate – 2.1%
Brixmor Property Group ‡	75,000	1,410
CBL & Associates Properties ‡(A)	159,245	1,336
CBRE Group, Cl A *	52,776	1,999
HCP‡	121,246	3,374
Hospitality Properties Trust ‡	203,838	5,807
Host Hotels & Resorts ‡	256,967	4,751
Howard Hughes *	11,350	1,339
Jones Lang LaSalle	10,415	1,286
Park Hotels & Resorts ‡	47,923	1,321
Realogy Holdings	37,829	1,247
Senior Housing Properties Trust ‡	232,244	4,540
Two Harbors Investment ‡	132,679	1,338

		29,748

Telecommunication Services – 1.8%
AT&T	382,575	14,985
Level 3 Communications *	50,216	2,676
T-Mobile US *	50,385	3,107
Verizon Communications	93,092	4,607

		25,375

Utilities – 3.4%
AES	117,895	1,299
Ameren	21,935	1,269
American Electric Power	18,365	1,290
Calpine*	106,720	1,574
Centerpoint Energy	43,496	1,271
Consolidated Edison	15,485	1,249
Edison International	19,670	1,518
Entergy	56,929	4,347
Exelon	273,188	10,291
FirstEnergy	235,778	7,269
Pinnacle West Capital	14,666	1,240
Public Service Enterprise Group	169,632	7,846
UGI	89,503	4,194

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vistra Energy	121,525	$2,271

		46,928
Total Common Stock (Cost $1,020,178) ($ Thousands)		1,306,009

AFFILIATED PARTNERSHIP – 2.2%
SEI Liquidity Fund, L.P. 1.110% **†(C)	30,530,593	30,531

Total Affiliated Partnership (Cost $30,530) ($ Thousands)		30,531

CASH EQUIVALENT – 3.9%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	54,156,796	54,157

Total Cash Equivalent (Cost $54,157) ($ Thousands)		54,157

Total Investments in Securities – 100.3% (Cost $1,104,865) ($ Thousands)		$1,390,697

Percentages are based on Net Assets of $1,386,098 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $29,863 ($ Thousands).
(B)	Security is a Master Limited Partnership. At September 30, 2017, such securities amounted to $9,286 ($ Thousands), or 0.67% of the net assets of the Fund (see Note 2).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $30,531 ($ Thousands).

ADR – American Depositary Receipt

Cl – Class

L.P. – Limited Partnership

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,306,009	$–	$–	$1,306,009
Affiliated Partnership	–	30,531	–	30,531
Cash Equivalent	54,157	–	–	54,157

Total Investments in Securities	$1,360,166	$30,531	$–	$1,390,697

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	7

SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Value Fund (Concluded)

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$49,707	$228,552	$(247,727)	$(2)	$1	$30,531	$85
SEI Daily Income Trust, Government Fund, CI F	47,204	323,633	(316,680)	—	—	54,157	336

Totals	$96,911	$552,185	$(564,407)	$(2)	$1	$84,688	$421

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Growth Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK†† — 95.3%
Consumer Discretionary — 15.9%
Amazon.com, Cl A *	38,954	$37,448
Autozone *	27,455	16,339
Delphi Automotive	26,508	2,608
Dollar General	98,194	7,959
Domino’s Pizza	59,012	11,717
Home Depot	71,150	11,637
Lear	14,224	2,462
Liberty Global, Cl A *	16,608	563
Liberty Global, Cl C *	169,925	5,557
Liberty Interactive QVC Group, Cl A *	330,671	7,794
Lowe’s	213,743	17,087
Marriott International, Cl A	14,045	1,549
NetFlix *	58,711	10,647
Nike, Cl B	414,317	21,482
NVR *	540	1,542
Priceline Group *	7,309	13,381
Ross Stores	21,745	1,404
Tiffany	94,312	8,656
TJX	335,369	24,727
Tractor Supply	213,880	13,536
TripAdvisor *(A)	101,830	4,127
Ulta Beauty *	55,295	12,500
Yum China Holdings *	60,947	2,436

		237,158

Consumer Staples — 4.3%
Colgate-Palmolive	287,107	20,916
Constellation Brands, Cl A	76,271	15,212
Dr Pepper Snapple Group	35,000	3,096
PepsiCo	197,826	22,044
Sysco, Cl A	60,237	3,250

		64,518

Energy — 0.6%
Halliburton	80,713	3,715
Oneok	26,630	1,476
Pioneer Natural Resources	22,743	3,355

		8,546

Financials — 11.5%
Berkshire Hathaway, Cl B *	35,629	6,532
Charles Schwab	119,424	5,224
Citigroup	36,154	2,630
CME Group	109,614	14,872
Factset Research Systems	69,903	12,590
First Republic Bank	97,867	10,223
Goldman Sachs Group	10,493	2,489
Intercontinental Exchange	88,882	6,106
Moody’s	262,006	36,474
MSCI, Cl A	186,831	21,841
Progressive	31,125	1,507

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
S&P Global	39,659	$6,199
SVB Financial Group, Cl B *	30,376	5,683
US Bancorp	353,068	18,921
Wells Fargo	353,024	19,469

		170,760
Health Care — 17.0%
Alexion Pharmaceuticals *	95,843	13,446
Align Technology *	9,123	1,699
Allergan	11,671	2,392
Becton Dickinson	177,432	34,768
Biogen *	65,831	20,613
Boston Scientific *	286,242	8,350
Celgene, Cl A *	114,597	16,710
Cigna	8,341	1,559
DENTSPLY SIRONA	35,779	2,140
Exelixis *	53,681	1,301
Gilead Sciences	32,065	2,598
Humana	5,504	1,341
Illumina *	20,126	4,009
Johnson & Johnson	218,651	28,427
Mettler Toledo International *	39,168	24,525
Quintiles IMS Holdings *	93,644	8,903
Regeneron Pharmaceuticals *	2,958	1,322
UnitedHealth Group	274,030	53,669
Varian Medical Systems *	134,467	13,455
Vertex Pharmaceuticals *	24,916	3,789
WellCare Health Plans *	13,234	2,273
Zoetis, Cl A	103,517	6,600

		253,889
Industrials — 8.8%
3M	94,899	19,919
Acuity Brands (A)	45,637	7,817
Alaska Air Group	24,750	1,888
Allison Transmission Holdings	39,084	1,467
Boeing	25,893	6,582
Equifax	90,599	9,602
FedEx	26,747	6,034
Graco	167,141	20,674
Huntington Ingalls Industries, Cl A	7,115	1,611
Middleby *	127,542	16,347
Nielsen Holdings	104,105	4,315
Roper Technologies	33,059	8,046
Southwest Airlines, Cl A	49,808	2,788
TransDigm Group (A)	26,512	6,778
United Rentals *	15,316	2,125
United Technologies	137,265	15,934

		131,927

Information Technology — 30.6%
Activision Blizzard	145,485	9,385

SEI Institutional Managed Trust / Annual Report / September 30, 2017	9

SCHEDULE OF INVESTMENTS

September 30, 2017

Large Cap Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Adobe Systems *	110,614	$16,501
Alibaba Group Holding ADR *(A)	19,928	3,442
Alphabet, Cl A *	32,381	31,530
Alphabet, Cl C *	19,810	19,000
Analog Devices	215,758	18,592
Apple	140,050	21,585
Applied Materials	92,618	4,824
ASML Holding, Cl G (A)	78,012	13,356
Autodesk, Cl A *	108,611	12,193
Broadcom	31,425	7,622
CDW	29,295	1,933
Cognex	13,454	1,484
Coherent*	5,383	1,266
eBay *	166,326	6,397
Electronic Arts *	104,886	12,383
F5 Networks, Cl A *	10,872	1,311
Facebook, Cl A *	164,949	28,185
Fiserv, Cl A *	11,655	1,503
Global Payments	48,164	4,577
Intuit	63,707	9,055
KLA-Tencor	13,883	1,472
Mastercard, Cl A	272,991	38,546
MercadoLibre	12,111	3,136
Microsoft	718,183	53,497
NCR *	28,231	1,059
Nvidia	100,643	17,992
Oracle, Cl B	384,205	18,576
PayPal Holdings *	277,765	17,785
Skyworks Solutions	17,217	1,754
Symantec, Cl A	170,353	5,589
Take-Two Interactive Software, Cl A *	67,285	6,879
Tencent Holdings ADR	333,965	14,666
Teradyne	143,263	5,342
Texas Instruments	55,464	4,972
Vantiv, Cl A *	31,000	2,185
Visa, Cl A	314,346	33,082
Zendesk*	109,782	3,196

		455,852

Materials – 4.9%
Avery Dennison	15,678	1,542
Chemours	31,805	1,610

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ecolab	103,054	$13,254
LyondellBasell Industries, Cl A	28,606	2,833
Monsanto	26,306	3,152
Packaging Corp of America	13,305	1,526
Praxair	101,704	14,212
Sherwin-Williams, Cl A	93,658	33,533
Vulcan Materials	12,896	1,542

		73,204

Real Estate – 1.6%
CBRE Group, Cl A *	38,651	1,464
Crown Castle International ‡	69,757	6,974
Equinix‡	24,560	10,961
SBA Communications, Cl A *‡	27,576	3,973

		23,372

Telecommunication Services – 0.1%
Zayo Group Holdings *	42,390	1,459

Total Common Stock (Cost $1,045,700) ($ Thousands)		1,420,685

AFFILIATED PARTNERSHIP – 1.3%
SEI Liquidity Fund, L.P. 1.110% **†(B)	18,752,337	18,752

Total Affiliated Partnership (Cost $18,751) ($ Thousands)		18,752

CASH EQUIVALENT – 3.4%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	51,512,276	51,512

Total Cash Equivalent (Cost $51,512) ($ Thousands)		51,512

Total Investments – 100.0% (Cost $1,115,963) ($ Thousands)		$1,490,949

A list of the open futures held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	3	Dec-2017	$376	$377	$1

10	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Percentages	are based on Net Assets of $1,490,926 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2017.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

††	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $18,513 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $18,752 ($ Thousands).

ADR – American Depositary Receipt

Cl – Class

L.P. – Limited Partnership

S&P – Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,420,685	$–	$–	$1,420,685
Affiliated Partnership	–	18,752	–	18,752
Cash Equivalent	51,512	–	–	51,512

Total Investments in Securities	$1,472,197	$18,752	$–	$1,490,949

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$1	$—	$—	$1

Total Other Financial Instruments	$1	$—	$—	$1

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$ 4,044	$ 182,934	$ (168,226)	$ (1)	$ 1	$ 18,752	$ 110
SEI Daily Income Trust, Government Fund, CI F	62,626	332,436	(343,550)	—	—	51,512	273

Totals	$ 66,670	$ 515,370	$ (511,776)	$ (1)	$ 1	$ 70,264	$ 383

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	11

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Large Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.6%

Consumer Discretionary — 13.8%
Amazon.com, Cl A *	43,128	$41,461
AMC Networks, Cl A *	36,801	2,152
Autozone *	18,795	11,185
Best Buy	186,465	10,621
Charter Communications, Cl A *	20,643	7,502
Comcast, Cl A	162,942	6,270
Darden Restaurants	34,626	2,728
Delphi Automotive	79,958	7,868
Dollar General	387,947	31,443
Dollar Tree *	19,725	1,712
Domino’s Pizza	20,805	4,131
General Motors	94,123	3,801
Graham Holdings, Cl B	809	473
Hanesbrands (A)	231,360	5,701
Harley-Davidson, Cl A (A)	98,523	4,750
Home Depot	118,848	19,439
Interpublic Group	55,709	1,158
Kohl’s	46,716	2,133
L Brands	299,706	12,471
Las Vegas Sands	22,879	1,468
Lear	115,549	19,999
Liberty Global, Cl C *	151,762	4,963
Liberty Interactive QVC Group, Cl A *	567,023	13,365
Lowe’s	639,720	51,139
Macy’s	67,900	1,482
Magna International, Cl A	129,268	6,900
Marriott International, Cl A	40,040	4,415
Michael Kors Holdings *	74,276	3,554
Michaels *	458,439	9,843
Murphy USA *	24,225	1,672
NetFlix *	65,622	11,901
Nike, Cl B	389,570	20,199
Norwegian Cruise Line Holdings *	285,518	15,432
NVR *	1,071	3,058
Omnicom Group	115,785	8,576
Priceline Group *	7,673	14,048
PulteGroup	504,441	13,786
PVH	50,924	6,419
Ross Stores	152,613	9,854
Scripps Networks Interactive, Cl A	16,630	1,428
Starbucks	227,286	12,208
Target, Cl A	200,363	11,823
TEGNA	153,973	2,052
Tiffany	39,063	3,585
Time Warner	41,985	4,301
TJX	431,984	31,850
Toll Brothers	94,549	3,921
TopBuild *	51,618	3,364
Tractor Supply	73,032	4,622
TripAdvisor *(A)	213,724	8,662
Viacom, Cl B	34,234	953

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Walt Disney	54,000	$5,323
Whirlpool	68,064	12,554
Wyndham Worldwide	15,527	1,637
Yum China Holdings *	41,762	1,669

		509,024

Consumer Staples — 7.7%
Altria Group	96,491	6,119
Anheuser-Busch InBev ADR	85,244	10,170
Archer-Daniels-Midland	146,608	6,232
Bunge	31,232	2,169
Clorox	18,684	2,465
Coca-Cola	84,125	3,786
Colgate-Palmolive	260,311	18,964
Conagra Brands	49,133	1,658
Constellation Brands, Cl A	79,385	15,833
Costco Wholesale	89,408	14,689
CVS Health	397,990	32,365
Dr Pepper Snapple Group	29,055	2,570
Estee Lauder, Cl A	44,264	4,773
Hershey	26,294	2,871
Ingredion	40,741	4,915
JM Smucker	185,331	19,447
Kimberly-Clark	41,873	4,928
Kraft Heinz	13,143	1,019
Kroger	530,992	10,652
Lamb Weston Holdings	16,377	768
Mondelez International, Cl A	24,475	995
Nu Skin Enterprises, Cl A	24,106	1,482
PepsiCo	177,686	19,800
Philip Morris International	237,485	26,363
Pilgrim’s Pride *	55,865	1,587
Procter & Gamble	203,307	18,497
Tyson Foods, Cl A	281,181	19,809
Walgreens Boots Alliance	184,087	14,215
Wal-Mart Stores	222,560	17,391

		286,532

Energy — 4.2%
Andeavor	31,376	3,236
BP ADR	265,989	10,222
Canadian Natural Resources	278,313	9,321
Chevron	213,036	25,032
Concho Resources *	34,048	4,485
ConocoPhillips	81,356	4,072
Devon Energy	273,875	10,054
ExxonMobil	164,776	13,508
Halliburton	84,336	3,882
Kinder Morgan	113,129	2,170
Marathon Oil	290,425	3,938
Marathon Petroleum	237,204	13,302
Occidental Petroleum	100,043	6,424

12	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Oceaneering International, Cl A	47,759	$1,254
Phillips 66	113,325	10,382
QEP Resources *	137,742	1,180
Royal Dutch Shell ADR, Cl A	182,043	11,028
Transocean *(A)	367,365	3,953
Valero Energy	211,817	16,295
Williams	51,872	1,557

		155,295
Financials — 16.4%
Aflac	208,390	16,961
Allstate	59,438	5,463
Ally Financial	59,881	1,453
American Financial Group	39,790	4,116
American International Group	109,104	6,698
Ameriprise Financial	82,444	12,244
Assurant	122,808	11,731
Bank of America	1,730,747	43,857
BB&T	41,703	1,957
Berkshire Hathaway, Cl B *	93,247	17,094
Blackstone Group (B)	44,695	1,491
Brighthouse Financial *	11,764	715
Capital One Financial	113,167	9,581
CIT Group	43,606	2,139
Citigroup	379,987	27,640
CME Group	117,119	15,891
Cullen/Frost Bankers (A)	23,595	2,240
Discover Financial Services	241,586	15,577
Donnelley Financial Solutions *	101,817	2,195
Everest Re Group	57,218	13,068
Fifth Third Bancorp	478,279	13,382
Franklin Resources	23,964	1,067
Goldman Sachs Group	21,644	5,134
Hartford Financial Services Group	101,910	5,649
Huntington Bancshares	321,477	4,488
Intercontinental Exchange	250,350	17,199
Invesco	126,803	4,443
JPMorgan Chase	478,943	45,744
KeyCorp	816,571	15,368
KKR, Cl Miscellaneous (B)	266,561	5,419
Lincoln National	182,558	13,414
Marsh & McLennan	177,895	14,909
MetLife	129,408	6,723
Moody’s	288,575	40,172
Morgan Stanley	311,935	15,026
MSCI, Cl A	225,501	26,361
PNC Financial Services Group	46,966	6,330
Popular	105,453	3,790
Principal Financial Group, Cl A	139,391	8,968
Progressive	44,272	2,144
Prudential Financial	112,425	11,953
Regions Financial	507,300	7,726

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Reinsurance Group of America, Cl A	61,098	$8,525
S&P Global	18,482	2,889
Santander Consumer USA Holdings *	152,330	2,341
State Street	214,861	20,528
SunTrust Banks	142,000	8,487
T. Rowe Price Group	24,474	2,219
Travelers	120,419	14,754
Unum Group	155,168	7,934
US Bancorp	310,167	16,622
Validus Holdings	28,272	1,391
Voya Financial	294,050	11,730
Wells Fargo	427,725	23,589

		608,529

Health Care — 16.3%
Abbott Laboratories	311,129	16,602
AbbVie	92,048	8,179
Aetna, Cl A	56,625	9,004
Akorn *	207,402	6,884
Alexion Pharmaceuticals *	105,576	14,811
Allergan	21,656	4,438
AmerisourceBergen, Cl A	110,450	9,140
Amgen, Cl A	145,948	27,212
Anthem	79,013	15,003
Baxter International	180,158	11,305
Becton Dickinson	281,078	55,077
Biogen *	109,633	34,328
Bioverativ *	47,853	2,731
C.R. Bard	30,808	9,874
Cardinal Health	72,515	4,853
Celgene, Cl A *	245,980	35,869
Centene *	83,877	8,117
Cigna	68,071	12,725
Edwards Lifesciences, Cl A *	20,638	2,256
Gilead Sciences	120,443	9,758
HCA Healthcare *	188,452	14,999
Horizon Pharma*	139,419	1,768
Humana	44,504	10,842
Idexx Laboratories *	72,356	11,251
Illumina *	20,963	4,176
Intuitive Surgical *	2,806	2,935
Johnson & Johnson	434,135	56,442
McKesson	31,659	4,863
Medtronic	13,161	1,024
Merck	327,650	20,979
Mettler Toledo International *	31,398	19,660
Novo Nordisk ADR	152,089	7,323
Pfizer	706,138	25,209
Quest Diagnostics	12,728	1,192
Quintiles IMS Holdings *	70,943	6,745
Regeneron Pharmaceuticals *	7,464	3,337
United Therapeutics *	47,682	5,588

SEI Institutional Managed Trust / Annual Report / September 30, 2017	13

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
UnitedHealth Group	421,525	$82,556
Varex Imaging *	30,650	1,037
Varian Medical Systems *	74,809	7,485
Vertex Pharmaceuticals *	13,009	1,978
Zimmer Biomet Holdings	83,204	9,742
Zoetis, Cl A	63,768	4,066

		603,363

Industrials — 9.1%
3M	213,078	44,725
Acuity Brands	36,829	6,308
AECOM *	38,691	1,424
AerCap Holdings *	175,578	8,974
AGCO	52,600	3,880
Alaska Air Group	108,695	8,290
American Airlines Group	76,487	3,632
Caterpillar, Cl A	47,565	5,932
Cummins	24,737	4,157
Deere	31,142	3,911
Delta Air Lines, Cl A	373,873	18,028
Eaton	101,803	7,817
FedEx	20,626	4,653
General Electric	224,840	5,437
Graco	211,588	26,171
Huntington Ingalls Industries, Cl A	41,706	9,444
Illinois Tool Works	260,216	38,502
Ingersoll-Rand	23,286	2,076
Lockheed Martin	35,370	10,975
ManpowerGroup	22,232	2,619
Masco	44,254	1,726
Middleby *	38,086	4,882
Norfolk Southern	64,160	8,485
Northrop Grumman	63,975	18,407
Oshkosh Truck	98,940	8,167
Owens Corning	28,000	2,166
Raytheon	106,117	19,799
Robert Half International	69,290	3,488
Roper Technologies	15,713	3,825
Southwest Airlines, Cl A	177,834	9,955
SPX *	169,689	4,979
Stanley Black & Decker	24,449	3,691
Terex	66,352	2,987
Trinity Industries	90,264	2,879
United Continental Holdings *	134,548	8,191
United Rentals *	13,833	1,919
United Technologies	81,889	9,506
USG *(A)	41,806	1,365
Waste Management	32,151	2,516
WW Grainger	762	137

		336,025

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Information Technology — 19.8%
Activision Blizzard	181,346	$11,699
Adobe Systems *	137,412	20,499
Advanced Micro Devices *(A)	55,298	705
Alibaba Group Holding ADR *	8,581	1,482
Alphabet, Cl A *	27,622	26,896
Alphabet, Cl C *	26,751	25,657
Amdocs	87,071	5,600
Analog Devices	112,993	9,737
Apple	284,529	43,852
Applied Materials	507,844	26,454
ASML Holding, Cl G	57,233	9,798
Autodesk, Cl A *	20,808	2,336
Automatic Data Processing	156,283	17,085
Broadcom	27,141	6,583
Brocade Communications Systems	213,029	2,546
CA	42,468	1,418
Cars.com *(A)	51,324	1,366
Cisco Systems	488,328	16,422
Citrix Systems *	44,716	3,435
Cognizant Technology Solutions, Cl A	96,335	6,988
Corning, Cl B	234,159	7,006
DST Systems	23,270	1,277
DXC Technology	38,661	3,320
eBay *	461,918	17,765
Electronic Arts *	137,324	16,212
Facebook, Cl A *	209,203	35,747
Genpact	71,173	2,046
Global Payments	15,901	1,511
Harris	25,220	3,321
Hewlett Packard Enterprise	307,307	4,521
HP	480,394	9,589
Intel	570,596	21,728
International Business Machines	51,181	7,425
Intuit	156,005	22,175
Jabil	58,700	1,676
Juniper Networks	66,060	1,838
Keysight Technologies *	148,082	6,169
Lam Research	22,006	4,072
Marvell Technology Group	291,026	5,209
Mastercard, Cl A	372,740	52,631
Micro Focus International ADR *	42,201	1,346
Microchip Technology (A)	113,132	10,157
Micron Technology *	446,316	17,554
Microsoft	704,989	52,515
Motorola Solutions	24,057	2,042
Nvidia	14,094	2,520
Oracle, Cl B	347,111	16,783
PayPal Holdings *	279,222	17,879
Qualcomm	240,762	12,481
Red Hat *	16,812	1,864
salesforce.com *	15,984	1,493

14	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Seagate Technology (A)	112,151	$3,720
ServiceNow *	18,268	2,147
Skyworks Solutions	150,967	15,384
Symantec, Cl A	184,559	6,055
Tech Data *	22,300	1,981
Tencent Holdings ADR	375,591	16,494
Teradata *	50,205	1,696
Texas Instruments	211,061	18,920
VeriSign *(A)	91,384	9,722
Visa, Cl A	417,202	43,906
Vishay Intertechnology (A)	88,686	1,667
Western Digital	72,366	6,252
Yelp, Cl A *	51,177	2,216
Zynga, Cl A *	227,798	861

		733,451

Materials — 4.3%
Cabot	99,097	5,530
Celanese, ClA	28,298	2,951
Cemex ADR *	859,423	7,803
Crown Holdings *	105,232	6,284
DowDuPont	192,015	13,293
Eastman Chemical	109,370	9,897
Ecolab	88,521	11,385
Freeport-McMoRan, ClB *	65,401	918
Huntsman	312,058	8,557
Ingevity *	14,131	883
International Paper	367,473	20,880
Louisiana-Pacific *	155,746	4,218
LyondellBasell Industries, ClA	132,110	13,085
Monsanto	19,711	2,362
Nucor	46,516	2,607
Owens-Illinois *	225,590	5,676
Praxair	61,077	8,535
Reliance Steel & Aluminum	22,781	1,735
Sherwin-Williams, Cl A	78,752	28,196
Westlake Chemical	14,664	1,218
WestRock	84,787	4,810

		160,823

Real Estate — 1.7%
Brandywine Realty Trust ‡	138,389	2,420
Brixmor Property Group ‡	65,728	1,236
CBRE Group, ClA *	41,173	1,560
Colony NorthStar, ClA	161,161	2,024
Crown Castle International ‡	198,875	19,884
Equinix ‡	41,936	18,716
Hospitality Properties Trust ‡	97,540	2,779
Host Hotels & Resorts ‡	141,505	2,616
Public Storage ‡	18,999	4,066
SBA Communications, ClA *‡	53,836	7,755

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Simon Property Group ‡	6,723	$1,082

		64,138

Telecommunication Services — 0.7%
AT&T	348,990	13,670
Verizon Communications	261,669	12,950

		26,620

Utilities — 1.6%
Ameren	113,300	6,553
American Electric Power	179,636	12,617
Centerpoint Energy	65,000	1,899
Consolidated Edison	24,376	1,967
Edison International	165,088	12,740
Entergy	36,104	2,757
Exelon	317,795	11,971
Public Service Enterprise Group	158,869	7,348

		57,852

Total Common Stock (Cost $1,965,182) ($ Thousands)		3,541,652

	Number of Rights
RIGHTS* — 0.0%

Safeway CVR - PDC ‡‡	107,954	5

Safeway CVR - Casa Ley ‡‡	107,954	110

Total Rights (Cost $—) ($ Thousands)		115

	Shares

AFFILIATED PARTNERSHIP — 1.0%

SEI Liquidity Fund, L.P. 1.110% **†(C)	36,830,858	36,832

Total Affiliated Partnership (Cost $36,829) ($ Thousands)		36,832

CASH EQUIVALENT — 4.4%

SEI Daily Income Trust, Government Fund, ClF 0.840%**†	162,414,973	162,415

Total Cash Equivalent (Cost $162,415) ($ Thousands)		162,415

Total Investments in Securities — 101.0% (Cost $2,164,426) ($ Thousands)		$3,741,014

SEI Institutional Managed Trust / Annual Report / September 30, 2017	15

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Large Cap Fund (Concluded)

Percentages are based on Net Assets of $3,703,372 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $36,073 ($ Thousands).
(B)	Security is a Master Limited Partnership. At September 30, 2017, such securities amounted to $6,910 ($ Thousands), or 0.19% of the net assets of the Fund (See Note 2).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $36,832 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

L.P. — Limited Partnership

S&P— Standard & Poor’s

Ser — Series

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,541,652	$–	$–	$3,541,652
Rights	–	115	–	115
Affiliated Partnership	–	36,832	–	36,832
Cash Equivalent	162,415	–	–	162,415

Total Investments in Securities	$3,704,067	$36,947	$–	$3,741,014

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$111,917	$340,014	$(415,097)	$(5)	$3	$36,832	$158
SEI Daily Income Trust, Government Fund, CI F	222,382	526,968	(586,935)	—	—	162,415	1,039

Totals	$334,299	$866,982	$(1,002,032)	$(5)	$3	$199,247	$1,197

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

S&P 500 Index Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.9%

Consumer Discretionary — 11.6%
Advance Auto Parts	2,700	$268
Amazon.com, ClA *	14,249	13,698
Autozone *	994	592
Best Buy	9,654	550
BorgWarner	7,100	364
CarMax *	6,700	508
Carnival	14,684	948
CBS, Cl B	13,195	765
Charter Communications, Cl A *	7,200	2,617
Chipotle Mexican Grill, Cl A *(A)	904	278
Coach	10,019	404
Comcast, Cl A	168,596	6,488
Darden Restaurants	4,418	348
Delphi Automotive	9,600	945
Discovery Communications, Cl A *	5,600	119
Discovery Communications, Cl C *	7,600	154
DISH Network, Cl A *	8,100	439
Dollar General	9,000	729
Dollar Tree *	8,454	734
DR Horton	12,458	497
Expedia	4,355	627
Foot Locker, ClA	4,700	166
Ford Motor	140,437	1,681
Gap	8,131	240
Garmin (A)	4,205	227
General Motors	47,113	1,902
Genuine Parts	5,336	510
Goodyear Tire & Rubber	9,093	302
H&R Block	7,613	202
Hanesbrands (A)	13,400	330
Harley-Davidson, Cl A (A)	6,108	294
Hasbro	4,096	400
Hilton Worldwide Holdings	7,300	507
Home Depot	42,245	6,910
Interpublic Group	14,201	295
Kohl’s	6,056	276
L Brands	8,727	363
Leggett & Platt	4,759	227
Lennar, Cl A	7,516	397
LKQ *	11,300	407
Lowe’s	30,349	2,426
Macy’s	11,264	246
Marriott International, Cl A	11,124	1,226
Mattel (A)	12,531	194
McDonald’s	29,117	4,562
MGM Mirage	17,300	564
Michael Kors Holdings *	5,600	268
Mohawk Industries *	2,300	569
NetFlix *	15,500	2,811
Newell Brands, Cl B	17,355	741
News, Cl A	13,975	185

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
News, Cl B	4,000	$55
Nike, Cl B	47,094	2,442
Nordstrom	4,007	189
Omnicom Group	8,204	608
O’Reilly Automotive *	3,200	689
Priceline Group *	1,783	3,264
PulteGroup	9,899	271
PVH	2,800	353
Ralph Lauren, Cl A	2,005	177
Ross Stores	14,036	906
Royal Caribbean Cruises	6,100	723
Scripps Networks Interactive, Cl A	3,500	301
Signet Jewelers	2,200	146
Starbucks	51,734	2,779
Target, Cl A	19,528	1,152
Tiffany	3,678	338
Time Warner	27,825	2,851
TJX	22,843	1,684
Tractor Supply	4,600	291
TripAdvisor*	3,955	160
Twenty-First Century Fox, Cl A	37,759	996
Twenty-First Century Fox, Cl B	15,800	407
Ulta Beauty *	2,100	475
Under Armour, Cl A *	7,005	115
Under Armour, Cl C *(A)	6,449	97
VF	11,465	729
Viacom, Cl B	12,601	351
Walt Disney	55,453	5,466
Whirlpool	2,605	480
Wyndham Worldwide	3,802	401
Wynn Resorts	2,900	432
Yum! Brands	11,870	874

		91,702

Consumer Staples — 8.1%
Altria Group	68,973	4,374
Archer-Daniels-Midland	20,475	870
Brown-Forman, Cl B	6,492	353
Campbell Soup	7,084	332
Church & Dwight	9,100	441
Clorox	4,642	612
Coca-Cola	137,549	6,191
Colgate-Palmolive	31,695	2,309
Conagra Brands	14,465	488
Constellation Brands, Cl A	6,200	1,237
Costco Wholesale	15,718	2,582
Coty, Cl A	17,314	286
CVS Health	36,452	2,964
Dr Pepper Snapple Group	6,500	575
Estee Lauder, Cl A	8,000	863
General Mills	20,686	1,071
Hershey	5,112	558

SEI Institutional Managed Trust / Annual Report / September 30, 2017	17

SCHEDULE OF INVESTMENTS

September 30, 2017

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hormel Foods	9,908	$318
JM Smucker	4,053	425
Kellogg	9,067	565
Kimberly-Clark	12,703	1,495
Kraft Heinz	21,408	1,660
Kroger	32,736	657
McCormick	4,166	428
Molson Coors Brewing, Cl B	6,751	551
Mondelez International, Cl A	54,020	2,196
Monster Beverage *	14,454	799
PepsiCo	51,315	5,718
Philip Morris International	55,687	6,182
Procter & Gamble	91,408	8,316
Sysco, Cl A	17,620	951
Tyson Foods, Cl A	10,303	726
Walgreens Boots Alliance	33,057	2,553
Wal-Mart Stores	52,561	4,107

		63,753

Energy — 6.0%
Anadarko Petroleum, Cl A	20,085	981
Andeavor	5,200	536
Apache	13,600	623
Baker Hughes a GE	15,249	558
Cabot Oil & Gas	16,913	452
Chesapeake Energy *(A)	28,422	122
Chevron	67,923	7,981
Cimarex Energy	3,504	398
Concho Resources *	5,400	711
ConocoPhillips	43,760	2,190
Devon Energy	18,813	691
EOG Resources	20,697	2,002
EQT	6,305	411
ExxonMobil	151,846	12,448
Halliburton	31,142	1,434
Helmerich & Payne (A)	3,905	204
Hess	9,975	468
Kinder Morgan	68,882	1,321
Marathon Oil	31,456	427
Marathon Petroleum	18,164	1,019
National Oilwell Varco, Cl A	13,568	485
Newfield Exploration *	7,400	220
Noble Energy	16,300	462
Occidental Petroleum	27,464	1,763
Oneok	13,609	754
Phillips 66	15,475	1,418
Pioneer Natural Resources	6,104	901
Range Resources	7,000	137
Schlumberger, Cl A	49,900	3,481
TechnipFMC	15,800	441
Valero Energy	16,008	1,232

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Williams	29,669	$890

		47,161

Financials — 14.3%
Affiliated Managers Group	2,000	380
Aflac	14,217	1,157
Allstate	13,059	1,200
American Express	26,328	2,382
American International Group	31,630	1,942
Ameriprise Financial	5,384	800
Aon	9,129	1,334
Arthur J. Gallagher	6,500	400
Assurant	2,005	191
Bank of America	351,645	8,911
Bank of New York Mellon	36,999	1,962
BB&T	29,106	1,366
Berkshire Hathaway, Cl B *	68,917	12,634
BlackRock	4,361	1,950
Brighthouse Financial *	3,603	219
Capital One Financial	17,366	1,470
CBOE Holdings	4,100	441
Charles Schwab	42,836	1,874
Chubb	16,734	2,385
Cincinnati Financial	5,483	420
Citigroup	97,851	7,118
Citizens Financial Group	18,100	685
CME Group	12,240	1,661
Comerica	6,492	495
Discover Financial Services	13,330	860
E*Trade Financial *	10,052	438
Everest Re Group	1,500	343
Fifth Third Bancorp	26,911	753
Franklin Resources	11,750	523
Goldman Sachs Group	12,865	3,051
Hartford Financial Services Group	12,986	720
Huntington Bancshares	38,814	542
Intercontinental Exchange	21,205	1,457
Invesco	14,500	508
JPMorgan Chase	126,100	12,044
KeyCorp	39,283	739
Leucadia National	11,313	286
Lincoln National	7,998	588
Loews	9,862	472
M&T Bank	5,525	890
Marsh & McLennan	18,459	1,547
MetLife	38,239	1,986
Moody’s	6,008	836
Morgan Stanley	50,661	2,440
Nasdaq, Cl A	4,200	326
Navient	10,343	155
Northern Trust	7,709	709
People’s United Financial	12,600	229

18	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PNC Financial Services Group	17,184	$2,316
Principal Financial Group, Cl A	9,557	615
Progressive	20,785	1,006
Prudential Financial	15,366	1,634
Raymond James Financial	4,700	396
Regions Financial	43,063	656
S&P Global	9,221	1,441
State Street	13,391	1,279
SunTrust Banks	17,296	1,034
Synchrony Financial	26,763	831
T. Rowe Price Group	8,608	780
Torchmark, Cl A	4,039	323
Travelers	9,856	1,208
Unum Group	8,161	417
US Bancorp	56,923	3,050
Wells Fargo	160,115	8,830
Willis Towers Watson	4,621	713
XL Group	9,305	367
Zions Bancorporation	7,460	352

		113,067

Health Care — 14.0%
Abbott Laboratories	62,319	3,325
AbbVie	57,168	5,080
Aetna, Cl A	11,907	1,893
Agilent Technologies	11,515	739
Alexion Pharmaceuticals *	8,000	1,122
Align Technology *	2,600	484
Allergan	11,953	2,450
AmerisourceBergen, Cl A	5,796	480
Amgen, Cl A	26,229	4,890
Anthem	9,402	1,785
Baxter International	17,535	1,100
Becton Dickinson	8,158	1,599
Biogen*	7,600	2,380
Boston Scientific *	49,112	1,433
Bristol-Myers Squibb	58,792	3,747
C.R. Bard	2,588	829
Cardinal Health	11,359	760
Celgene, Cl A *	28,105	4,098
Centene*	6,300	610
Cerner*	10,500	749
Cigna	9,071	1,696
Cooper, Cl A	1,800	427
DaVita*	5,605	333
DENTSPLY SIRONA	8,309	497
Edwards Lifesciences, Cl A *	7,500	820
Eli Lilly	34,839	2,980
Envision Healthcare *	4,368	196
Express Scripts Holding *	20,770	1,315
Gilead Sciences	46,966	3,805
HCA Healthcare *	10,205	812

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Henry Schein *	5,800	$475
Hologic*	10,300	378
Humana	5,201	1,267
Idexx Laboratories *	3,200	498
Illumina*	5,300	1,056
Incyte*	6,100	712
Intuitive Surgical *	1,320	1,381
Johnson & Johnson	96,154	12,501
Laboratory Corp of America Holdings *	3,663	553
McKesson	7,569	1,163
Medtronic	48,672	3,785
Merck	97,974	6,273
Mettler Toledo International *	900	564
Mylan*	19,315	606
Patterson	2,900	112
PerkinElmer	4,040	279
Perrigo	4,804	407
Pfizer	213,856	7,635
Quest Diagnostics	4,924	461
Quintiles IMS Holdings *	5,000	475
Regeneron Pharmaceuticals *	2,700	1,207
ResMed	5,200	400
Stryker	11,146	1,583
Thermo Fisher Scientific	14,052	2,659
UnitedHealth Group	34,628	6,782
Universal Health Services, Cl B	3,200	355
Varian Medical Systems *	3,305	331
Vertex Pharmaceuticals *	8,900	1,353
Waters*	2,897	520
Zimmer Biomet Holdings	7,260	850
Zoetis, Cl A	17,646	1,125

		110,180

Industrials — 10.3%
3M	21,401	4,492
Acuity Brands	1,500	257
Alaska Air Group	4,400	336
Allegion	3,470	300
American Airlines Group	15,609	741
Ametek	8,200	541
AO Smith	5,300	315
Arconic	13,978	348
Boeing	19,941	5,069
C.H. Robinson Worldwide	5,205	396
Caterpillar, Cl A	21,206	2,645
Cintas	3,112	449
CSX	32,672	1,773
Cummins	5,544	932
Danaher, Cl A	21,896	1,878
Deere	11,506	1,445
Delta Air Lines, Cl A	23,913	1,153
Dover	5,537	506

SEI Institutional Managed Trust / Annual Report / September 30, 2017	19

SCHEDULE OF INVESTMENTS

September 30, 2017

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eaton	16,015	$1,230
Emerson Electric	23,115	1,453
Equifax	4,330	459
Expeditors International of Washington	6,609	396
Fastenal, Cl A	10,309	470
FedEx	8,805	1,986
Flowserve	4,800	204
Fluor	5,144	217
Fortive	10,848	768
Fortune Brands Home & Security	5,600	376
General Dynamics	10,030	2,062
General Electric	310,309	7,503
Honeywell International	27,351	3,877
IHS Markit*	13,100	577
Illinois Tool Works	11,129	1,647
Ingersoll-Rand	9,204	821
Jacobs Engineering Group	4,404	257
JB Hunt Transport Services	3,100	344
Johnson Controls International	33,709	1,358
Kansas City Southern	3,900	424
L3 Technologies	2,823	532
Lockheed Martin	8,936	2,773
Masco	11,468	447
Nielsen Holdings	12,000	497
Norfolk Southern	10,430	1,379
Northrop Grumman	6,223	1,790
PACCAR	12,591	911
Parker-Hannifin, Cl A	4,771	835
Pentair	5,866	399
Quanta Services *	5,400	202
Raytheon	10,473	1,954
Republic Services	8,183	541
Robert Half International	4,632	233
Rockwell Automation	4,630	825
Rockwell Collins	5,778	755
Roper Technologies	3,700	901
Snap-on	2,153	321
Southwest Airlines, Cl A	19,762	1,106
Stanley Black & Decker	5,440	821
Stericycle, Cl A *	3,104	222
Textron	9,607	518
TransDigm Group (A)	1,700	435
Union Pacific	28,793	3,339
United Continental Holdings *	9,300	566
United Parcel Service, Cl B	24,724	2,969
United Rentals *	3,100	430
United Technologies	26,576	3,085
Verisk Analytics, Cl A *	5,500	458
Waste Management	14,628	1,145
WW Grainger	1,865	335

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xylem	6,600	$413

		81,142

Information Technology — 22.7%
Accenture, Cl A	22,104	2,986
Activision Blizzard	27,100	1,748
Adobe Systems *	17,741	2,647
Advanced Micro Devices *(A)	28,200	359
Akamai Technologies *	6,304	307
Alliance Data Systems	1,700	377
Alphabet, Cl A *	10,646	10,366
Alphabet, Cl C *	10,770	10,330
Amphenol, Cl A	10,909	923
Analog Devices	13,171	1,135
Ansys*	3,100	380
Apple	185,182	28,540
Applied Materials	38,150	1,987
Autodesk, Cl A *	7,917	889
Automatic Data Processing	15,959	1,745
Broadcom	14,446	3,504
CA	11,140	372
Cadence Design Systems *	10,100	399
Cisco Systems	179,161	6,025
Citrix Systems *	5,142	395
Cognizant Technology Solutions, Cl A	21,105	1,531
Corning, Cl B	32,308	967
CSRA	5,138	166
DXC Technology	10,130	870
eBay*	35,649	1,371
Electronic Arts *	11,078	1,308
F5 Networks, Cl A *	2,300	277
Facebook, Cl A *	85,009	14,525
Fidelity National Information Services, Cl B	11,865	1,108
Fiserv, Cl A *	7,560	975
Flir Systems	5,100	198
Gartner*	3,300	411
Global Payments	5,500	523
Harris	4,300	566
Hewlett Packard Enterprise	59,691	878
HP	60,391	1,205
Intel	168,363	6,411
International Business Machines	30,733	4,459
Intuit	8,686	1,235
Juniper Networks	14,100	392
KLA-Tencor	5,571	590
Lam Research	5,822	1,077
Mastercard, Cl A	33,517	4,733
Microchip Technology (A)	8,204	737
Micron Technology *	40,069	1,576
Microsoft	276,089	20,566
Motorola Solutions	5,989	508
NetApp	9,985	437

20	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nvidia	21,365	$3,819
Oracle, Cl B	108,023	5,223
Paychex	11,469	688
PayPal Holdings *	40,149	2,571
Qorvo*	4,600	325
Qualcomm	53,054	2,750
Red Hat *	6,400	709
salesforce.com*	24,009	2,243
Seagate Technology (A)	10,300	342
Skyworks Solutions	6,604	673
Symantec, Cl A	22,147	727
Synopsys*	5,500	443
TE Connectivity	12,709	1,056
Texas Instruments	35,466	3,179
Total System Services	6,089	399
VeriSign*	3,200	340
Visa, Cl A	65,518	6,895
Western Digital	10,474	905
Western Union	17,034	327
Xerox	7,876	262
Xilinx	8,909	631

		179,521

Materials — 2.9%
Air Products & Chemicals	7,826	1,183
Albemarle	4,000	545
Avery Dennison	3,215	316
Ball	12,472	515
CF Industries Holdings	8,550	301
DowDuPont	83,821	5,803
Eastman Chemical	5,320	481
Ecolab	9,334	1,200
FMC	4,900	438
Freeport-McMoRan, Cl B *	47,636	669
International Flavors & Fragrances	2,894	414
International Paper	14,774	839
LyondellBasell Industries, Cl A	11,604	1,149
Martin Marietta Materials, Cl A	2,300	474
Monsanto	15,757	1,888
Mosaic	12,809	277
Newmont Mining	19,125	717
Nucor	11,395	639
Packaging Corp of America	3,400	390
PPG Industries	9,190	999
Praxair	10,299	1,439
Sealed Air	7,128	305
Sherwin-Williams, Cl A	2,916	1,044
Vulcan Materials	4,749	568
WestRock	8,984	510

		23,103

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Real Estate — 2.9%
Alexandria Real Estate Equities ‡	3,300	$393
American Tower, Cl A ‡	15,300	2,091
Apartment Investment & Management, Cl A ‡	5,839	256
AvalonBay Communities ‡	5,008	893
Boston Properties ‡	5,600	688
CBRE Group, Cl A *	10,909	413
Crown Castle International ‡	14,404	1,440
Digital Realty Trust, Cl A ‡	7,400	876
Duke Realty ‡	12,700	366
Equinix ‡	2,756	1,230
Equity Residential ‡	13,144	867
Essex Property Trust ‡	2,300	584
Extra Space Storage ‡	4,600	368
Federal Realty Investment Trust ‡	2,600	323
GGP ‡	20,800	432
HCP ‡	16,800	468
Host Hotels & Resorts ‡	26,474	489
Iron Mountain ‡	8,938	348
Kimco Realty ‡	15,613	305
Macerich ‡	3,904	215
Mid-America Apartment Communities ‡	4,100	438
ProLogis ‡	19,000	1,206
Public Storage ‡	5,333	1,141
Realty Income ‡	9,800	560
Regency Centers ‡	5,399	335
SBA Communications, Cl A *‡	4,400	634
Simon Property Group ‡	11,206	1,804
SL Green Realty ‡	3,500	355
UDR ‡	9,800	373
Ventas ‡	12,732	829
Vornado Realty Trust ‡	6,177	475
Welltower ‡	13,100	921
Weyerhaeuser ‡	26,961	917

		23,033

Telecommunication Services — 2.1%
AT&T	220,059	8,620
CenturyLink (A)	20,270	383
Level 3 Communications *	10,500	560
Verizon Communications	146,196	7,235

		16,798

Utilities — 3.0%
AES	24,390	269
Alliant Energy	8,400	349
Ameren	8,653	500
American Electric Power	17,615	1,237
American Water Works	6,500	526
Centerpoint Energy	15,385	449
CMS Energy	10,201	472
Consolidated Edison	10,933	882

SEI Institutional Managed Trust / Annual Report / September 30, 2017	21

SCHEDULE OF INVESTMENTS

September 30, 2017

S&P 500 Index Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Dominion Energy	22,540	$1,734
DTE Energy	6,545	703
Duke Energy	25,116	2,108
Edison International	11,657	900
Entergy	6,564	501
Eversource Energy	11,335	685
Exelon	33,255	1,253
FirstEnergy	15,823	488
NextEra Energy	16,820	2,465
NiSource	11,892	304
NRG Energy	10,713	274
PG&E	18,329	1,248
Pinnacle West Capital	3,949	334
PPL	24,471	929
Public Service Enterprise Group	18,130	839
SCANA	5,304	257
Sempra Energy	8,970	1,024
Southern	35,735	1,756
WEC Energy Group	11,319	711
Xcel Energy	18,236	863

		24,060
Total Common Stock (Cost $347,838) ($ Thousands)		773,520

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
1.137%, 02/01/2018 (C)	$527	$525
1.076%, 12/07/2017 (C)	280	280

Total U.S. Treasury Obligations (Cost $804) ($ Thousands)		805

	Shares

AFFILIATED PARTNERSHIP — 0.5%
SEI Liquidity Fund, L.P. 1.110% **†(B)	3,765,592	3,765

Total Affiliated Partnership (Cost $3,765) ($ Thousands)		3,765

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	14,705,096	14,705

Total Cash Equivalent (Cost $14,705) ($ Thousands)		14,705

Total Investments in Securities — 100.4% (Cost $367,112) ($ Thousands)		$792,795

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	130	Dec-2017	$16,048	$16,048	$307

Percentages are based on Net Assets of $789,983 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $3,681 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $3,766 ($ Thousands).
(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

Cl — Class

L.P. — Limited Partnership

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$773,520	$–	$–	$773,520
U.S. Treasury Obligations	–	805	–	805
Affiliated Partnership	–	3,765	–	3,765
Cash Equivalent	14,705	–	–	14,705

Total Investments in Securities	$788,225	$4,570	$–	$792,795

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$307	$—	$—	$307

Total Other Financial Instruments	$307	$—	$—	$307

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

22	SEI Institutional Managed Trust / Annual Report / September 30, 2017

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$ 3,172	$ 26,881	$ (26,288)	$ —	$ —	$ 3,765	$ 14
SEI Daily Income Trust, Government Fund, CI F	15,141	191,132	(191,568)	—	—	14,705	81

Totals	$ 18,313	$ 218,013	$ (217,856)	$ -	$ -	$ 18,470	$ 95

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	23

SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.8%

Consumer Discretionary — 13.1%
Aaron’s	11,836	$516
Adtalem Global Education (A)	27,140	973
Advance Auto Parts	14,983	1,486
AMC Entertainment Holdings, Cl A (A)	116,427	1,711
Asbury Automotive Group *	9,817	600
Big Lots (A)	46,674	2,500
Bloomin’ Brands	40,646	715
Bob Evans Farms	24,232	1,878
Boyd Gaming	31,123	811
Buffalo Wild Wings *	11,977	1,266
Camping World Holdings, Cl A	18,105	738
Capella Education	8,896	624
Century Communities *	50,034	1,236
Cheesecake Factory	63,080	2,657
Conn’s *(A)	82,859	2,332
Cooper Tire & Rubber	16,213	606
Cooper-Standard Holdings *	6,299	731
Core-Mark Holding, Cl A	61,405	1,974
Dana	22,739	636
Dave & Buster’s Entertainment *	42,466	2,229
Deckers Outdoor *	25,000	1,710
Expedia	3,717	535
Extended Stay America	66,617	1,332
Gentherm *	24,137	897
Goodyear Tire & Rubber	15,742	523
Grand Canyon Education *	11,649	1,058
Group 1 Automotive	8,000	580
Hibbett Sports *	32,771	467
Installed Building Products *	9,234	598
Jack in the Box	27,978	2,852
K12 *	26,771	478
LCI Industries	32,196	3,730
Lear	9,136	1,581
Libbey	80,399	745
Lithia Motors, Cl A	5,318	640
LKQ *	99,001	3,563
Lumber Liquidators Holdings *(A)	18,463	720
MDC Partners, Cl A	109,331	1,203
Modine Manufacturing *	33,473	644
NACCO Industries, Cl A	153	13
Nexstar Media Group, Cl A	12,366	770
Office Depot	119,622	543
Ollie’s Bargain Outlet Holdings *	13,997	649
Oxford Industries, Cl A	16,100	1,023
Party City Holdco *(A)	50,897	690
Planet Fitness, Cl A	23,223	627
Polaris Industries (A)	14,293	1,495
Pool	19,825	2,144
Red Robin Gourmet Burgers *	24,843	1,665
Sequential Brands Group *(A)	104,870	314
Shutterfly *	23,797	1,154

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Signet Jewelers	10,946	$728
Six Flags Entertainment	35,902	2,188
Skechers U.S.A., Cl A *	73,958	1,856
Sotheby’s *	10,094	465
Strayer Education	7,953	694
Tenneco	9,985	606
TopBuild *	10,751	701
Tower International	23,358	635
Tractor Supply	30,984	1,961
Vail Resorts	15,431	3,520
Visteon *	13,717	1,698
Weight Watchers International *(A)	11,541	503
WideOpenWest *	33,293	502
William Lyon Homes, Cl A *(A)	110,745	2,546
Winnebago Industries	12,878	576
Wolverine World Wide	35,286	1,018
ZAGG *	55,713	877

		82,236

Consumer Staples — 2.0%
Andersons	17,988	616
Central Garden & Pet, Cl A *	32,334	1,202
Dean Foods	53,061	577
Fresh Del Monte Produce	22,262	1,012
Hain Celestial Group *	47,515	1,955
Hostess Brands, Cl A *(A)	163,399	2,232
Landec *	40,217	521
Omega Protein	73,325	1,221
Performance Food Group *	23,702	670
Sanderson Farms (A)	10,235	1,653
SpartanNash	16,889	445
SUPERVALU *	27,242	593

		12,697

Energy — 2.8%
Arch Coal (A)	6,942	498
Ardmore Shipping (A)	71,555	590
Atwood Oceanics, Cl A *(A)	41,944	394
Callon Petroleum *	75,805	852
Carrizo Oil & Gas *	68,500	1,174
Eclipse Resources *	176,317	441
Extraction Oil & Gas *(A)	27,663	426
Forum Energy Technologies *	55,162	877
Gulfport Energy *	198,341	2,844
Matrix Service *	37,242	566
Pacific Ethanol *	118,089	655
Patterson-UTI Energy	38,904	815
PBF Energy, Cl A (A)	79,278	2,189
Range Resources	30,025	588
REX American Resources *	5,273	495
Scorpio Tankers	153,664	527
Smart Sand *(A)	61,396	416

24	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Southwestern Energy *	227,988	$1,393
StealthGas *	99,434	329
TETRA Technologies *	260,887	746
Whiting Petroleum *	150,032	819

		17,634

Financials — 14.0%
American Equity Investment Life Holding	125,128	3,639
Ameris Bancorp	16,567	795
Argo Group International Holdings	38,646	2,377
Aspen Insurance Holdings	15,088	610
Assured Guaranty	48,102	1,816
Axis Capital Holdings	23,987	1,375
Bancorp *	88,684	733
Bank of the Ozarks	73,184	3,516
BankUnited	18,326	652
BofI Holding *(A)	60,017	1,709
Capitol Federal Financial	109,771	1,614
Central Pacific Financial	74,059	2,383
Chemical Financial (A)	25,961	1,357
CNO Financial Group	113,252	2,643
Commerce Bancshares	10,060	581
Credit Acceptance, Cl A *	2,090	586
Employers Holdings	16,467	748
Enterprise Financial Services	14,027	594
Everest Re Group	7,515	1,716
Federal Agricultural Mortgage, Cl C	10,842	789
First BanCorp Puerto Rico *	135,158	692
First Citizens BancShares, Cl A	4,697	1,756
First Commonwealth Financial	195,069	2,756
First Foundation *	45,606	816
FirstCash	10,097	638
FNB (Pennsylvania)	231,314	3,245
FNFV Group *	35,817	614
Fulton Financial	115,160	2,159
Great Western Bancorp	44,778	1,848
Green Dot, Cl A *	13,527	671
Hanover Insurance Group, Cl A	15,545	1,507
Heartland Financial USA	22,911	1,132
HFF, Cl A	17,726	701
HomeStreet *	27,486	742
IBERIABANK	17,390	1,429
Independent Bank Group	12,252	739
International FCStone *	26,070	999
Investors Bancorp	58,543	798
Kemper, Cl A	27,497	1,457
Ladder Capital, Cl A	60,707	836
Legg Mason	15,234	599
LendingTree *	2,427	593
LPL Financial Holdings	12,910	666
Meridian Bancorp	37,673	703
MGIC Investment *	93,593	1,173

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Moelis, Cl A	27,992	$1,205
National Bank Holdings, Cl A	26,957	962
National Western Life Group, Cl A	2,976	1,039
Northfield Bancorp	61,928	1,074
OFG Bancorp	205,616	1,881
Old National Bancorp, Cl A	50,460	923
PennyMac Financial Services, Cl A *	32,078	571
PJT Partners	19,372	742
Popular	58,724	2,110
Preferred Bank	9,825	593
ProAssurance	10,285	562
Radian Group	32,831	614
RenaissanceRe Holdings	5,469	739
Simmons First National, Cl A	13,914	806
State Bank Financial	51,671	1,480
Sterling Bancorp	24,672	608
Umpqua Holdings	91,520	1,786
United Fire Group	11,803	541
Validus Holdings	26,484	1,303
Voya Financial	30,233	1,206
Waddell & Reed Financial, Cl A (A)	35,313	709
Walker & Dunlop *	22,867	1,197
Western Alliance Bancorp *	24,240	1,287
Wintrust Financial	53,430	4,184

		87,624

Health Care — 15.0%
Acadia Healthcare, Cl A *(A)	90,254	4,310
Acceleron Pharma *	14,415	538
Accuray *(A)	127,729	511
Aerie Pharmaceuticals *	30,142	1,465
Akebia Therapeutics *	34,209	673
Allscripts Healthcare Solutions *	76,417	1,087
AMAG Pharmaceuticals *(A)	97,035	1,790
AMN Healthcare Services *	99,284	4,537
Array BioPharma *	50,306	619
Avadel Pharmaceuticals ADR *	100,107	1,051
AxoGen *	36,049	698
BioMarin Pharmaceuticals *	15,322	1,426
Bluebird Bio *	4,250	584
Capital Senior Living *	140,809	1,767
Clovis Oncology *	18,553	1,529
Cutera *	17,122	708
Cymabay Therapeutics *	77,212	622
Dynavax Technologies *(A)	30,142	648
Emergent BioSolutions *	66,147	2,676
Esperion Therapeutics *	13,852	694
Exact Sciences *	14,518	684
FibroGen *	12,319	663
Global Blood Therapeutics *	14,829	460
GlycoMimetics *	40,843	571
ImmunoGen *(A)	82,404	630

SEI Institutional Managed Trust / Annual Report / September 30, 2017	25

SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Immunomedics *(A)	60,444	$845
Insmed *	20,327	634
Integer Holdings *	13,897	711
Integra LifeSciences Holdings *	43,068	2,174
Intersect ENT *	22,200	691
iRhythm Technologies *	12,136	630
Jazz Pharmaceuticals *	4,503	659
Keryx Biopharmaceuticals *(A)	130,845	929
Lannett *(A)	135,538	2,501
Lantheus Holdings *	33,183	591
LHC Group *	17,851	1,266
Ligand Pharmaceuticals *(A)	54,936	7,480
Loxo Oncology *	6,791	626
Magellan Health *	7,251	626
Mallinckrodt *	14,745	551
Merit Medical Systems *	16,591	703
Molina Healthcare *	18,290	1,258
MyoKardia *	13,037	559
Myriad Genetics *	18,383	665
Nektar Therapeutics, Cl A *	158,808	3,811
NeoGenomics *	244,825	2,725
Omeros *(A)	21,315	461
Omnicell *	27,950	1,427
OraSure Technologies *	26,161	589
Owens & Minor	15,843	463
Pacira Pharmaceuticals *	33,583	1,261
Paratek Pharmaceuticals *	19,825	498
Parexel International *	6,383	562
PDL BioPharma *	173,403	588
Penumbra *	6,236	563
Phibro Animal Health, Cl A	15,034	557
Portola Pharmaceuticals, Cl A *	9,797	529
PRA Health Sciences *	24,218	1,845
Premier, Cl A *	20,144	656
Prestige Brands Holdings, Cl A *	86,511	4,333
Progenics Pharmaceuticals *	61,467	452
Puma Biotechnology *	5,949	712
Quidel *	15,098	662
Sarepta Therapeutics *	13,787	625
Spark Therapeutics *	7,053	629
Supernus Pharmaceuticals *	135,567	5,423
Tactile Systems Technology *	20,653	639
Teladoc *(A)	20,636	684
Teleflex	17,424	4,216
TG Therapeutics *(A)	41,339	490
Tivity Health *	14,305	584
Trinity Biotech ADR *	130,160	730
Triple-S Management, Cl B *	30,403	720
United Therapeutics *	4,518	529
WellCare Health Plans *	4,364	749

		93,752

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Industrials — 15.7%
ACCO Brands *	51,747	$616
Advisory Board *	35,529	1,905
Aerojet Rocketdyne Holdings *	38,725	1,356
AGCO	15,679	1,157
Alamo Group	5,488	589
Albany International, Cl A	17,732	1,018
Altra Industrial Motion	11,881	571
American Woodmark *	6,080	585
Apogee Enterprises (A)	59,930	2,892
ARC Document Solutions *	136,300	557
ArcBest	23,966	802
Astec Industries	11,265	631
Atlas Air Worldwide Holdings *	29,575	1,946
Barnes Group	24,244	1,708
BMC Stock Holdings *	57,643	1,231
Brink’s	16,120	1,358
Builders FirstSource *	35,610	641
BWX Technologies, Cl W	51,997	2,913
Celadon Group (A)	78,429	529
Columbus McKinnon	16,470	624
Copa Holdings, Cl A	4,266	531
Covanta Holding (A)	22,931	341
Crane, Cl A	24,811	1,985
Curtiss-Wright	26,938	2,816
Deluxe (A)	58,269	4,251
EMCOR Group	24,017	1,666
Ennis	29,919	588
EnPro Industries	7,878	634
Esterline Technologies *	19,300	1,740
FreightCar America, Cl A	32,444	635
Global Brass & Copper Holdings	35,424	1,197
Granite Construction	20,738	1,202
Great Lakes Dredge & Dock *	129,978	630
Greenbrier (A)	13,341	642
Harsco *	28,229	590
Huntington Ingalls Industries, Cl A	3,200	725
Huron Consulting Group *	19,518	669
Hyster-Yale Materials Handling	7,639	584
InnerWorkings *	51,724	582
ITT	29,397	1,301
JELD-WEN Holding *	16,956	602
JetBlue Airways *	58,833	1,090
Kadant	6,269	618
KBR	36,439	652
Kelly Services, Cl A	23,002	577
Knight-Swift Transportation Holdings, Cl A *	44,544	1,851
Kratos Defense & Security Solutions *	42,893	561
LB Foster, Cl A	32,530	740
Masonite International *	29,692	2,055
MasTec *	75,263	3,492
Mercury Systems *	14,067	730

26	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Meritor *	26,392	$686
Moog, Cl A *	7,239	604
MRC Global *	46,223	808
MSC Industrial Direct, Cl A	25,488	1,926
Navistar International *	14,514	640
On Assignment *	68,303	3,667
Orion Group Holdings *	68,970	452
Oshkosh Truck	8,457	698
Owens Corning	8,760	678
Rush Enterprises, Cl A *	45,256	2,095
Saia *	28,489	1,785
SP Plus *	14,713	581
Spirit AeroSystems Holdings, Cl A	7,395	575
Spirit Airlines *	18,943	633
Steelcase, Cl A	40,564	625
Sun Hydraulics	11,608	627
Team *(A)	49,021	654
Tetra Tech	67,866	3,159
Titan Machinery *	34,681	539
TransDigm Group (A)	9,886	2,527
Triton International	19,687	655
Triumph Group (A)	25,600	762
TrueBlue *	44,779	1,005
Tutor Perini *	30,202	858
Univar *	24,193	700
Vectrus *	25,498	786
Wabash National (A)	28,184	643
WageWorks *	62,902	3,818
XPO Logistics *	80,947	5,487

		98,579

Information Technology — 20.6%
Acacia Communications *(A)	9,936	468
ACI Worldwide *	85,349	1,944
Acxiom *	121,038	2,982
Aerohive Networks *	105,155	430
Alarm.com Holdings *	12,426	561
Amkor Technology *	65,854	695
Anixter International *	7,258	617
Arrow Electronics, Cl A *	6,986	562
Avnet	14,463	568
Axcelis Technologies *	28,173	771
AXT *	82,222	752
Bazaarvoice *	97,252	481
Benchmark Electronics *	16,609	567
Blackhawk Network Holdings, Cl A *	133,923	5,866
Blucora *	23,756	601
Bottomline Technologies *(A)	39,737	1,265
Brooks Automation	34,898	1,060
CalAmp *	198,008	4,604
Callidus Software *	119,013	2,934
Carbonite *	23,596	519

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cavium *	35,255	$2,325
Cimpress *(A)	25,067	2,448
Cohu	39,373	939
Convergys	31,461	815
Cornerstone OnDemand *	67,965	2,760
CoStar Group *	3,615	970
Criteo ADR *(A)	85,711	3,557
Cypress Semiconductor (A)	108,863	1,635
Diebold Nixdorf (A)	25,399	580
DST Systems	10,404	571
Echo Global Logistics *	41,609	784
Electronics For Imaging *	60,584	2,586
Envestnet *	11,348	579
Everbridge *	24,515	648
Extreme Networks *	47,013	559
Finisar *	134,364	2,979
FireEye *(A)	212,285	3,560
Five9 *	104,106	2,488
Flir Systems	14,280	556
FormFactor *	44,329	747
Gartner *	6,949	865
GTT Communications *	18,599	589
Hortonworks *	37,222	631
Ichor Holdings *	22,611	606
II-VI *	39,472	1,624
Insight Enterprises *	24,097	1,107
Instructure *	22,561	748
Integrated Device Technology *	131,459	3,494
Internap *(A)	121,243	527
Itron *	19,243	1,490
j2 Global	39,377	2,909
KEMET *	26,713	564
Littelfuse	8,592	1,683
LivePerson *	40,890	554
Marvell Technology Group	46,037	824
MAXIMUS	98,463	6,351
Mellanox Technologies *(A)	15,223	718
Monotype Imaging Holdings	27,902	537
Novanta *	15,953	696
Okta, Cl A *	18,437	520
ON Semiconductor *	261,871	4,837
PDF Solutions *	96,196	1,490
Perficient *	85,752	1,687
Photronics *	70,458	624
Power Integrations	10,198	746
Proofpoint *	24,069	2,099
Q2 Holdings *	14,528	605
QAD, Cl A	17,951	617
Quotient Technology *	33,942	531
Rudolph Technologies *	32,897	865
Sanmina *	65,435	2,431
Scansource *	28,414	1,240

SEI Institutional Managed Trust / Annual Report / September 30, 2017	27

SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Semtech *	15,231	$572
Shutterstock *	26,130	870
Silicom	11,810	691
Stamps.com *	28,622	5,800
STMicroelectronics, Cl Y	164,357	3,192
Super Micro Computer *	45,566	1,007
SuperCom *(A)	79,000	276
Sykes Enterprises *	19,228	561
Synaptics *	21,935	859
SYNNEX	7,471	945
Tech Data *	22,537	2,002
Trade Desk, Cl A *	10,248	630
Ultra Clean Holdings *	27,753	850
Varonis Systems *	15,826	663
VeriFone Holdings *	101,130	2,051
Virtusa *	17,391	657
Web.com Group *	24,092	602
WNS Holdings ADR *	34,372	1,255
Zebra Technologies, Cl A *	6,200	673

		129,298

Materials — 3.2%
Allegheny Technologies (A)	54,021	1,291
Boise Cascade *	19,841	692
Cabot	12,564	701
Clearwater Paper *	11,840	583
Commercial Metals, Cl A	53,714	1,022
Ferro *	58,903	1,314
Ferroglobe	58,537	770
Ferroglobe Representation *	56,257	—
FutureFuel	3,082	49
Ingevity *	23,141	1,446
Innophos Holdings	12,621	621
KMG Chemicals	10,284	564
Louisiana-Pacific *	20,832	564
LSB Industries *(A)	104,423	829
Materion	15,095	651
Owens-Illinois *	28,481	717
Real Industry *	90,975	164
Reliance Steel & Aluminum	9,744	742
Schulman A	28,101	960
Silgan Holdings	24,811	730
Steel Dynamics	21,460	740
Trinseo	8,048	540
United States Steel (A)	71,315	1,830
US Concrete *(A)	34,169	2,607

		20,127

Real Estate — 3.7%
Alexander’s	1,310	556
Brandywine Realty Trust ‡	56,167	982
Camden Property Trust ‡	12,169	1,113

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CBL & Associates Properties ‡(A)	67,379	$565
Cedar Realty Trust ‡	115,856	651
Chesapeake Lodging Trust ‡	80,627	2,175
DiamondRock Hospitality ‡	72,018	789
Equity Commonwealth *‡	91,782	2,790
Four Corners Property Trust ‡	21,960	547
GEO Group ‡	17,316	466
Getty Realty ‡	48,981	1,401
Gramercy Property Trust	24,069	728
Jones Lang LaSalle	4,653	575
Kennedy-Wilson Holdings	32,897	610
LaSalle Hotel Properties ‡	25,752	747
Medical Properties Trust ‡	151,674	1,992
Park Hotels & Resorts ‡	92,933	2,561
Physicians Realty Trust ‡	30,356	538
RLJ Lodging Trust ‡	45,182	994
STAG Industrial ‡	40,529	1,113
Washington Prime Group ‡	55,419	462
Xenia Hotels & Resorts ‡	50,775	1,069

		23,424

Telecommunication Services — 0.2%
Boingo Wireless *	34,869	745
IDT, Cl B	34,545	486
Windstream Holdings (A)	55,749	99

		1,330

Utilities — 2.5%
ALLETE	38,381	2,966
El Paso Electric, Cl A	10,749	594
Hawaiian Electric Industries	16,172	540
Idacorp, Cl A	24,107	2,120
NorthWestern	12,860	732
ONE Gas	19,117	1,408
PNM Resources	26,317	1,061
Portland General Electric	34,182	1,560
SJW	11,419	646
Spire	17,267	1,289
UGI	43,308	2,029
Vistra Energy	46,636	872

		15,817
Total Common Stock (Cost $503,440) ($ Thousands)		582,518

28	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Number of Rights	Market Value ($ Thousands)

RIGHTS — 0.0%
Allos Therapeutics *‡‡	45,500	$ –

Total Rights (Cost $—) ($ Thousands)		–

	Shares

AFFILIATED PARTNERSHIP — 9.7%
SEI Liquidity Fund, L.P. 1.110% **†(B)	60,703,060	60,702

Total Affiliated Partnership (Cost $60,702) ($ Thousands)		60,702

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 7.2%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	45,088,888	$ 45,089

Total Cash Equivalent (Cost $45,089) ($ Thousands)		45,089

Total Investments in Securities — 109.7% (Cost $609,231) ($ Thousands)		$688,309

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	266	Dec-2017	$18,878	$19,856	$978

Percentages are based on Net Assets of $627,490 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $59,669 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $60,702 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$582,518	$–	$–	$582,518
Rights	–	–	–	–
Affiliated Partnership	–	60,702	–	60,702
Cash Equivalent	45,089	–	–	45,089

Total Investments in Securities	$627,607	$60,702	$–	$688,309

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$978	$—	$—	$978

Total Other Financial Instruments	$978	$—	$—	$978

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$ 52,352	$ 191,557	$ (183,206)	$ (1)	$ —	$ 60,702	$ 698
SEI Daily Income Trust, Government Fund, CI F	35,775	196,946	(187,632)	—	—	45,089	199

Totals	$ 88,127	$ 388,503	$ (370,838)	$ (1)	$ —	$ 105,791	$ 897

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	29

SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Value Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK†† — 94.7%

Consumer Discretionary — 10.0%
Aaron’s	26,390	$1,151
Adtalem Global Education	23,844	855
AMC Networks, Cl A *	5,000	292
American Axle & Manufacturing Holdings *	45,273	796
American Outdoor Brands *(A)	18,394	281
American Public Education *	15,575	328
Beazer Homes USA, Cl A *	24,155	453
Big 5 Sporting Goods (A)	24,367	186
Big Lots (A)	40,025	2,144
Bloomin’ Brands	47,711	840
Boyd Gaming	28,661	747
Brinker International	10,154	324
Capella Education	3,910	274
Century Communities *	28,512	704
Children’s Place	3,303	390
Cooper Tire & Rubber (A)	11,950	447
Cooper-Standard Holdings *	14,116	1,637
CSS Industries	19,629	566
Dana	68,012	1,902
Deckers Outdoor *	6,411	439
Express *	47,705	323
Extended Stay America	42,259	845
Finish Line, Cl A (A)	33,533	403
Gentherm *	22,919	851
Goodyear Tire & Rubber	10,433	347
Group 1 Automotive	9,112	660
Haverty Furniture	23,891	625
Hibbett Sports *	18,174	259
K12 *	18,120	323
La-Z-Boy, Cl Z	14,509	390
Lear	4,974	861
Libbey	61,102	566
Lithia Motors, Cl A	21,621	2,601
MDC Partners, Cl A	56,323	620
Meritage Homes *	8,656	384
Modine Manufacturing *	28,696	552
Murphy USA *(A)	6,462	446
Nexstar Media Group, Cl A	34,887	2,174
Office Depot	198,812	903
Party City Holdco *	39,118	530
Rent-A-Center (A)	28,363	326
Sequential Brands Group *(A)	89,081	266
Signet Jewelers	8,030	534
Six Flags Entertainment	37,170	2,265
Skechers U.S.A., Cl A *	63,416	1,591
Sonic Automotive, Cl A	23,628	482
Stoneridge *	23,900	473
Tower International	23,082	628
Vera Bradley *	21,900	193
Visteon *	4,677	579
Wendy’s	73,744	1,145

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WideOpenWest *	21,623	$326
Wolverine World Wide	25,476	735

		38,962

Consumer Staples — 3.7%
Andersons	9,893	339
Central Garden & Pet, Cl A *	38,026	1,414
Dean Foods	32,237	351
Fresh Del Monte Produce	22,165	1,008
HRG Group *	75,655	1,181
Ingles Markets, Cl A	16,429	422
Lamb Weston Holdings	18,056	847
Landec *	29,720	385
Omega Protein	62,072	1,034
Performance Food Group *	24,737	699
Pinnacle Foods	30,694	1,755
Sanderson Farms (A)	17,233	2,783
SpartanNash	32,003	844
SUPERVALU *	16,938	368
United Natural Foods *	9,940	413
Universal	5,746	329

		14,172

Energy — 4.8%
Arch Coal (A)	4,757	341
Ardmore Shipping (A)	50,480	416
Atwood Oceanics, Cl A *(A)	43,440	408
Callon Petroleum *	188,970	2,124
Forum Energy Technologies *	34,847	554
Gulfport Energy *	136,226	1,953
McDermott International *	66,633	484
Newpark Resources, Cl A *	42,893	429
Pacific Ethanol *	75,746	420
Parsley Energy, Cl A *	77,491	2,041
Patterson-UTI Energy	35,276	739
PBF Energy, Cl A (A)	89,631	2,475
Range Resources	16,452	322
Renewable Energy Group *(A)	36,223	440
REX American Resources *	5,750	540
RSP Permian *	36,736	1,271
Scorpio Tankers	114,784	394
Smart Sand *	25,743	175
Southwestern Energy *	214,215	1,309
StealthGas *	108,300	358
TETRA Technologies *	167,183	478
Ultra Petroleum *	47,523	412
Whiting Petroleum *	131,479	718

		18,801

Financials — 26.8%
1st Source	8,992	457
AG Mortgage Investment Trust ‡	20,461	394

30	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American Equity Investment Life Holding	120,011	$3,490
Ameris Bancorp	16,637	799
Argo Group International Holdings	29,822	1,834
Aspen Insurance Holdings	33,947	1,371
Assured Guaranty	25,759	972
Axis Capital Holdings	9,760	559
Banc of California (A)	16,595	344
BancFirst	12,540	712
Banco Latinoamericano de Comercio Exterior, Cl E	20,311	598
Bancorp *	44,895	371
BankUnited	10,413	370
Berkshire Hills Bancorp	16,845	653
BGC Partners, Cl A	193,233	2,796
BlackRock Capital Investment	51,618	387
Camden National	19,831	865
Capitol Federal Financial	81,811	1,203
Central Pacific Financial	58,078	1,869
Chemical Financial	16,193	846
CNO Financial Group	137,691	3,214
Columbia Banking System	70,409	2,965
Community Trust Bancorp	18,404	856
Everest Re Group	4,750	1,085
Federal Agricultural Mortgage, Cl C	19,362	1,408
Fidelity Southern	38,251	904
First BanCorp Puerto Rico *	88,371	452
First Busey	23,488	737
First Commonwealth Financial	207,955	2,938
First Community Bancshares	17,875	520
First Foundation *	29,563	529
First Interstate BancSystem, Cl A	34,364	1,314
First Merchants	13,094	562
FirstCash	27,585	1,742
Flagstar Bancorp *	19,831	704
Flushing Financial	48,597	1,444
FNB (Pennsylvania)	184,733	2,592
FNFV Group *	25,893	444
Fulton Financial	120,960	2,268
Great Western Bancorp	35,569	1,468
Green Dot, Cl A *	16,738	830
Hancock Holding, Cl A	11,177	542
Hanmi Financial	29,125	901
Hanover Insurance Group, Cl A	22,241	2,156
Heartland Financial USA	11,322	559
Hercules Capital, Cl A	37,894	489
IBERIABANK	31,303	2,572
Independent Bank Group	9,098	549
International Bancshares	11,436	459
International FCStone *	10,209	391
Investors Bancorp	27,443	374
Kemper, Cl A	19,414	1,029
Ladder Capital, Cl A	25,953	358

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Legg Mason	32,462	$1,276
Maiden Holdings	59,645	474
MainSource Financial Group	18,336	658
MB Financial	69,136	3,113
Meridian Bancorp	32,095	599
MFA Financial ‡	46,765	410
MGIC Investment *	166,948	2,092
National Bank Holdings, Cl A	11,617	415
National Western Life Group, Cl A	1,198	418
Nationstar Mortgage Holdings *	20,779	386
Nelnet, Cl A	14,958	755
Northfield Bancorp	20,661	358
OFG Bancorp	224,695	2,056
Old National Bancorp, Cl A	123,994	2,269
PacWest Bancorp	75,057	3,791
PennantPark Investment	48,015	361
PennyMac Financial Services, Cl A *	21,954	391
PennyMac Mortgage Investment Trust ‡	20,913	364
Piper Jaffray	5,949	353
PJT Partners	8,591	329
Popular	47,941	1,723
Primerica	7,400	604
ProAssurance	6,156	336
Radian Group	80,756	1,509
Regional Management *	17,580	426
Republic Bancorp, Cl A	16,500	642
Selective Insurance Group	7,880	424
Simmons First National, Cl A	6,674	386
SLM *	150,583	1,727
South State	24,795	2,233
Starwood Property Trust ‡	133,544	2,901
State Bank Financial	23,470	672
Sterling Bancorp	17,191	424
TCF Financial	42,624	726
TriCo Bancshares	10,384	423
Umpqua Holdings	60,018	1,171
Union Bankshares	13,382	472
Universal Insurance Holdings	14,618	336
Validus Holdings	37,541	1,847
Voya Financial	26,199	1,045
Waddell & Reed Financial, Cl A (A)	20,862	419
Western Alliance Bancorp *	19,434	1,032
Wintrust Financial	11,595	908
World Acceptance *(A)	6,524	541

		104,040

Health Care — 4.8%
Acadia Healthcare, Cl A *(A)	14,826	708
Accuray *(A)	89,986	360
Allscripts Healthcare Solutions *	53,535	762
AMN Healthcare Services *(A)	12,731	582
Exactech *	12,600	415

SEI Institutional Managed Trust / Annual Report / September 30, 2017	31

SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Integer Holdings *	14,803	$757
Kindred Healthcare	31,350	213
Lannett *(A)	128,997	2,380
Lantheus Holdings *	20,045	357
LifePoint Health *	5,618	325
Ligand Pharmaceuticals *(A)	26,481	3,605
Magellan Health *	13,669	1,180
Molina Healthcare *	6,154	423
Omnicell *	14,392	735
Owens & Minor	11,618	339
Pacira Pharmaceuticals *	9,330	350
PDL BioPharma *	112,744	382
PRA Health Sciences *	10,135	772
Prestige Brands Holdings, Cl A *	12,668	635
QIAGEN	10,836	341
SciClone Pharmaceuticals *	32,711	366
Sucampo Pharmaceuticals, Cl A *(A)	34,280	405
Supernus Pharmaceuticals *	12,362	494
Trinity Biotech ADR *	87,116	489
Triple-S Management, Cl B *	23,461	556
United Therapeutics *	3,013	353
WellCare Health Plans *	2,182	375

		18,659

Industrials — 15.4%
AAR	12,740	481
ACCO Brands *	135,603	1,614
Advisory Board *	21,229	1,138
Aerojet Rocketdyne Holdings *	15,503	543
Aircastle	16,047	358
Alaska Air Group	7,115	543
Albany International, Cl A	9,926	570
American Woodmark *	7,455	717
ARC Document Solutions *	96,637	395
ArcBest	12,113	405
Atlas Air Worldwide Holdings *	29,603	1,948
Avis Budget Group *	13,232	504
Barnes Group	16,250	1,145
BMC Stock Holdings *	47,974	1,024
Briggs & Stratton	22,090	519
Brink’s	9,511	801
BWX Technologies, Cl W	39,855	2,233
Crane, Cl A	22,081	1,766
Curtiss-Wright	16,994	1,777
Deluxe (A)	5,619	410
EMCOR Group	13,066	906
Ennis	47,665	937
Essendant	33,853	446
Esterline Technologies *	4,466	403
FreightCar America, Cl A	20,123	394
Genesee & Wyoming, Cl A *	43,712	3,235
Global Brass & Copper Holdings	21,387	723

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Great Lakes Dredge & Dock *	106,853	$518
Greenbrier (A)	7,858	378
Hawaiian Holdings *	23,263	873
Herman Miller	11,532	414
Huntington Ingalls Industries, Cl A	1,939	439
Hyster-Yale Materials Handling	7,040	538
ICF International, Cl A *	8,817	476
InnerWorkings *	32,620	367
ITT	49,796	2,204
JELD-WEN Holding *	10,459	371
JetBlue Airways *	48,878	906
Kaman, Cl A (A)	31,682	1,767
KAR Auction Services	60,201	2,874
KBR	29,492	527
Kelly Services, Cl A	15,409	387
LB Foster, Cl A	24,101	548
LSC Communications	21,683	358
ManpowerGroup	3,151	371
MasTec *	17,534	814
Meritor *	77,991	2,029
MRC Global *	47,606	833
Navigant Consulting *	25,322	428
On Assignment *	7,775	417
Orion Group Holdings *	37,085	243
Oshkosh Truck	5,182	428
Owens Corning	5,868	454
Roadrunner Transportation Systems *	41,310	394
RPX *	27,194	361
RR Donnelley & Sons	6,328	65
Rush Enterprises, Cl A *	9,844	456
Saia *	16,801	1,053
Skywest	22,146	972
SP Plus *	9,882	390
Sparton *	16,702	388
Spirit Airlines *	6,872	230
Steelcase, Cl A	35,261	543
Teledyne Technologies *	18,161	2,891
Timken	7,698	374
Triumph Group	25,337	754
TrueBlue *	30,892	693
Tutor Perini *(A)	32,117	912
Univar *	19,180	555
Vectrus *	20,021	617
VSE	7,000	398
Wabash National (A)	57,473	1,311
Wesco Aircraft Holdings *	32,950	310
WESCO International *	6,443	375

		59,939

Information Technology — 11.6%
Acacia Communications *(A)	6,218	293
ACI Worldwide *	83,964	1,913

32	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Aerohive Networks *	78,884	$323
Alpha & Omega Semiconductor *	20,514	338
Amkor Technology *	110,219	1,163
Anixter International *	5,968	507
Bazaarvoice*	74,089	367
Benchmark Electronics *	38,523	1,316
Blackhawk Network Holdings, Cl A *	16,174	708
Bottomline Technologies *	32,107	1,022
Brooks Automation	19,620	596
Cirrus Logic *	6,341	338
Convergys	32,943	853
CSG Systems International	17,538	703
Cypress Semiconductor (A)	39,370	591
Diebold Nixdorf (A)	25,051	572
DST Systems	6,675	366
ePlus *	5,195	480
Finisar *	44,072	977
IAC *	30,606	3,599
II-VI *	22,832	940
Insight Enterprises *	35,361	1,624
Integrated Device Technology *	50,007	1,329
Itron *	10,351	802
j2 Global	22,389	1,654
Jabil	30,410	868
Kulicke & Soffa Industries *	28,808	621
Littelfuse	3,340	654
Marvell Technology Group	23,080	413
Match Group *	40,295	934
Mellanox Technologies *	14,171	668
NETGEAR *	7,905	376
Photronics *	54,115	479
Power Integrations	9,883	723
QAD, Cl A	11,426	393
Rudolph Technologies *	15,004	395
Sanmina *	74,103	2,753
Scansource*	35,970	1,570
Silicon Motion Technology ADR (A)	32,737	1,572
Super Micro Computer *	13,448	297
SuperCom *(A)	86,200	302
Sykes Enterprises *	39,969	1,166
Synaptics *	18,515	725
SYNNEX	11,478	1,452
Tech Data *	23,227	2,064
Travelport Worldwide	24,551	385
TTM Technologies *	20,107	309
VeriFone Holdings *	82,826	1,680
Virtusa *	17,145	648
Zebra Technologies, Cl A *	4,150	451

		45,272

Materials — 6.2%
Allegheny Technologies (A)	25,632	612

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ashland Global Holdings	11,277	$737
Boise Cascade *	12,453	435
Cabot	24,268	1,354
Clearwater Paper *	7,343	362
Cleveland-Cliffs *	49,070	351
Commercial Metals, Cl A	45,076	858
Domtar	9,464	411
Ferro *	21,563	481
Ferroglobe	44,386	584
Ferroglobe Representation *	53,302	—
FMC	32,353	2,889
Huntsman	21,658	594
Ingevity *	10,213	638
Innophos Holdings	8,414	414
LSB Industries *(A)	85,903	682
Materion	10,377	448
Owens-Illinois*	54,795	1,379
PH Glatfelter	14,800	288
Reliance Steel & Aluminum	4,695	358
Schulman A	28,589	976
Schweitzer-Mauduit International	13,474	559
Silgan Holdings	99,914	2,940
Steel Dynamics	10,646	367
Trinseo	19,782	1,327
United States Steel (A)	59,746	1,533
Valvoline	110,805	2,598

		24,175

Real Estate — 7.6%
Alexander’s	873	370
Brandywine Realty Trust ‡	38,776	678
Camden Property Trust ‡	4,498	411
CBL & Associates Properties ‡(A)	67,602	567
Chatham Lodging Trust (A)	24,600	525
Chesapeake Lodging Trust ‡	27,778	749
DiamondRock Hospitality ‡(A)	69,772	764
Equity Commonwealth *‡	43,795	1,331
Four Corners Property Trust ‡	14,701	366
Franklin Street Properties ‡	48,401	514
Gaming and Leisure Properties ‡	60,524	2,233
Getty Realty ‡	65,648	1,878
Gramercy Property Trust	11,946	361
Hersha Hospitality Trust, Cl A ‡(A)	19,883	371
Hospitality Properties Trust ‡	19,215	547
Howard Hughes *	20,585	2,428
InfraREIT ‡	15,676	351
Kennedy-Wilson Holdings	26,610	494
Lexington Realty Trust ‡	57,000	583
Mack-Cali Realty ‡	13,308	316
MedEquities Realty Trust	36,345	427
Medical Properties Trust ‡(A)	174,357	2,289
Park Hotels & Resorts ‡	45,672	1,259

SEI Institutional Managed Trust / Annual Report / September 30, 2017	33

SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Value Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Physicians Realty Trust ‡	19,612	$348
Piedmont Office Realty Trust, Cl A ‡	33,015	666
RLJ Lodging Trust ‡	25,041	551
Sabra Health Care ‡	54,701	1,200
Select Income ‡	51,974	1,217
Senior Housing Properties Trust ‡	29,148	570
STAG Industrial ‡	27,599	758
Starwood Waypoint Homes ‡	49,986	1,818
Summit Hotel Properties ‡	58,608	937
Two Harbors Investment ‡	35,895	362
Xenia Hotels & Resorts ‡	62,795	1,322

		29,561

Telecommunication Services — 0.2%
Cincinnati Bell *	22,058	438
Iridium Communications *(A)	37,235	383

		821

Utilities — 3.6%
ALLETE	25,691	1,986
Avista	10,906	564
Idacorp, Cl A	16,001	1,407
ONE Gas	11,653	858
PNM Resources	51,658	2,082
Portland General Electric	47,923	2,187
SJW	12,634	715
Southwest Gas Holdings	5,740	445

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Spire	14,490	$1,082
UGI	20,842	977
Unitil	23,347	1,155
Vistra Energy	31,290	585

		14,043

Total Common Stock (Cost $303,165) ($ Thousands)		368,445

AFFILIATED PARTNERSHIP — 8.5%
SEI Liquidity Fund, L.P. 1.110% **†(B)	33,168,176	33,169

Total Affiliated Partnership (Cost $33,168) ($ Thousands)		33,169

CASH EQUIVALENT — 3.1%
SEI Daily Income Trust, Government Fund, Cl F 0.840% **†	11,855,222	11,855

Total Cash Equivalent (Cost $11,855) ($ Thousands)		11,855

Total Investments in Securities — 106.3% (Cost $348,188) ($ Thousands)		$413,469

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	50	Dec-2017	$3,724	$3,732	$8

Percentages are based on Net Assets of $389,005 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $32,558 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $33,169 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$368,445	$–	$–	$368,445
Affiliated Partnership	–	33,169	–	33,169
Cash Equivalent	11,855	–	–	11,855

Total Investments in Securities	$380,300	$33,169	$–	$413,469

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$8	$–	$–	$8

Total Other Financial Instruments	$8	$–	$–	$8

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

34	SEI Institutional Managed Trust / Annual Report / September 30, 2017

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$ 104,013	$ 162,697	$ (233,540)	$ (2)	$ 1	$ 33,169	$ 511
SEI Daily Income Trust, Government Fund, CI F	17,700	114,773	(120,618)	—	—	11,855	97

Totals	$ 121,713	$ 277,470	$ (354,158)	$ (2)	$ 1	$ 45,024	$ 608

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	35

SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Growth Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK†† — 95.1%

Consumer Discretionary — 11.5%
Aaron’s	6,963	$304
AMC Entertainment Holdings, Cl A (A)	78,395	1,152
Bob Evans Farms	14,284	1,107
Boot Barn Holdings *(A)	38,620	344
Bright Horizons Family Solutions *	33,451	2,884
Camping World Holdings, Cl A	13,937	568
Carter’s	18,451	1,822
Children’s Place	7,852	928
Conn’s *(A)	54,318	1,529
Core-Mark Holding, Cl A	37,133	1,194
Dana	13,198	369
Dave & Buster’s Entertainment *	6,414	337
Five Below *	6,181	339
Floor & Decor Holdings, Cl A *	8,691	338
Grand Canyon Education *	27,520	2,499
Helen of Troy *	3,510	340
Hibbett Sports *(A)	22,262	317
Installed Building Products *	5,320	345
Jack in the Box	13,044	1,329
Lithia Motors, Cl A	4,768	574
Lumber Liquidators Holdings *	10,628	414
Malibu Boats, Cl A *	40,749	1,289
Modine Manufacturing *	19,112	368
Monro (A)	23,046	1,292
National CineMedia	106,046	740
Ollie’s Bargain Outlet Holdings *	64,996	3,016
Planet Fitness, Cl A	134,274	3,623
Playa Hotels & Resorts *	80,860	843
Red Robin Gourmet Burgers *	14,378	963
Sally Beauty Holdings *	102,708	2,011
Select Comfort *	15,948	495
Sotheby’s *	5,727	264
Tenneco	6,872	417
TopBuild *	5,994	391
Visteon *	3,086	382
Weight Watchers International *(A)	12,018	523
William Lyon Homes, Cl A *	67,016	1,541
Winnebago Industries	8,181	366
Wolverine World Wide	55,377	1,598
ZAGG*	22,001	347

		39,502

Consumer Staples — 1.3%
Casey’s General Stores (A)	4,500	493
Central Garden & Pet *	24,259	942
Chefs’ Warehouse Holdings *(A)	22,842	441
elf Beauty *(A)	17,014	384
Freshpet*(A)	19,292	302
Hostess Brands, Cl A *	99,278	1,356

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Primo Water *	48,119	$570

		4,488
Energy — 0.9%
Carrizo Oil & Gas *	38,215	655
Evolution Petroleum	136,472	983
Forum Energy Technologies *	14,220	226
Matador Resources *	14,102	383
Oil States International *	11,341	287
RigNet, Cl A *	36,005	619

		3,153
Financials — 4.6%
Eagle Bancorp *	36,867	2,472
Essent Group *	8,472	343
Evercore, Cl A	16,716	1,341
Financial Engines	24,497	851
Houlihan Lokey, Cl A	15,676	613
LendingTree *	1,874	458
LPL Financial Holdings	7,517	388
Moelis, Cl A	16,263	700
PennantPark Investment	99,438	747
Primerica	4,495	367
TPG Pace Energy Holdings *	65,828	669
TPG Pace Holdings *	45,795	472
Trupanion *(A)	17,855	472
United Community Banks	53,337	1,522
Value Creation *(B)(C)(D)(E)	145,600	61
Walker & Dunlop *	11,248	589
Wintrust Financial	36,144	2,830
WisdomTree Investments	97,181	989

		15,884

Health Care — 23.4%
Acadia Healthcare, Cl A *(A)	45,812	2,188
Accelerate Diagnostics *(A)	26,512	595
Acceleron Pharma *	8,077	301
Aclaris Therapeutics *	15,375	397
Adamas Pharmaceuticals *(A)	57,367	1,214
Aerie Pharmaceuticals *	19,022	924
Akebia Therapeutics *	20,457	402
AMAG Pharmaceuticals *(A)	68,952	1,272
AMN Healthcare Services *	66,240	3,027
Ardelyx *	62,326	349
Array BioPharma *	29,693	365
Atara Biotherapeutics *(A)	24,545	406
AtriCure *	23,556	527
Avadel Pharmaceuticals ADR *	64,308	675
Avexis *	6,029	583
AxoGen *	21,007	407
Bluebird Bio *	3,210	441
Blueprint Medicines *	6,519	454

36	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cambrex *	6,179	$340
Capital Senior Living *	78,129	981
Catalent *	7,694	307
Chimerix *	95,801	503
Clementia Pharmaceuticals *	20,018	338
Clovis Oncology *	7,973	657
Corcept Therapeutics *	21,195	409
CryoLife *	70,307	1,596
Cutera *	14,193	587
Cymabay Therapeutics *	44,161	356
DBV Technologies ADR *	16,650	707
Dynavax Technologies *(A)	19,926	428
Eagle Pharmaceuticals *(A)	4,122	246
Endologix *(A)	99,794	445
Entellus Medical *(A)	33,018	610
Esperion Therapeutics *	7,339	368
Evolent Health, Cl A *(A)	29,388	523
Exact Sciences *	54,254	2,556
FibroGen *	9,380	505
Global Blood Therapeutics *	12,756	396
GlycoMimetics *	23,622	331
HealthEquity *	16,626	841
HealthStream *	18,971	443
Heron Therapeutics *	33,873	547
ICON *	3,850	438
Ignyta *	44,289	547
ImmunoGen *(A)	49,076	375
Immunomedics *(A)	153,846	2,151
INC Research Holdings, Cl A *	21,760	1,138
Innoviva *	24,055	340
Inogen *	19,300	1,835
Insmed *	11,778	368
Insulet*(A)	13,394	738
Integra LifeSciences Holdings *	25,101	1,267
Intersect ENT *	24,034	749
iRhythm Technologies *	17,406	903
La Jolla Pharmaceutical *	12,487	434
LHC Group *	5,080	360
Ligand Pharmaceuticals *	13,002	1,770
Loxo Oncology *	8,008	738
Medidata Solutions *	36,231	2,828
Merit Medical Systems *(A)	20,769	880
Mersana Therapeutics *(A)	23,218	401
MiMedx Group *(A)	23,769	282
Molina Healthcare *	4,604	317
MyoKardia *	9,486	407
Natus Medical *	16,666	625
Nektar Therapeutics, Cl A *	16,180	388
NeoGenomics *	149,839	1,668
Neurocrine Biosciences *	7,224	443
Neuroderm *(A)	11,950	465
Nevro *	22,100	2,008

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Omeros *(A)	14,738	$319
Omnicell *	38,959	1,989
OraSure Technologies *	78,364	1,763
Pacific Biosciences of California *	83,431	438
Paratek Pharmaceuticals *	23,957	601
Penumbra *	8,426	761
Portola Pharmaceuticals, Cl A *	5,898	319
PRA Health Sciences *	39,282	2,992
Prestige Brands Holdings, Cl A *	59,148	2,963
Prothena *	4,899	317
Puma Biotechnology *	3,402	407
Quidel *	9,810	430
Revance Therapeutics *	24,533	676
Sangamo Therapeutics *	22,778	342
Sarepta Therapeutics *	10,881	494
Spark Therapeutics *	4,011	358
Supernus Pharmaceuticals *	64,200	2,568
Syndax Pharmaceuticals *	34,045	398
Synergy Pharmaceuticals *(A)	158,811	461
Tactile Systems Technology *	40,549	1,255
Teladoc *(A)	24,160	801
TG Therapeutics *(A)	27,507	326
Tivity Health *	9,127	372
Vanda Pharmaceuticals *	42,739	765
Veracyte *	73,147	642
Vocera Communications *	75,566	2,371
WaVe Life Sciences *(A)	21,119	459
Xencor *	14,022	321

		80,318

Industrials — 20.8%
ABM Industries	10,906	455
Advisory Board *	7,544	405
Aerojet Rocketdyne Holdings *	11,157	391
AGCO	4,550	336
Air Transport Services Group *	97,075	2,363
Altra Industrial Motion	7,211	347
American Woodmark *	3,602	347
Apogee Enterprises	39,805	1,921
Astec Industries	7,807	437
Axon Enterprise *(A)	26,415	599
Builders FirstSource *	21,311	383
BWX Technologies, Cl W	31,729	1,777
Clean Harbors *	27,011	1,532
Columbus McKinnon	13,059	495
Deluxe	47,514	3,467
Dycom Industries *	4,072	350
EnPro Industries	4,440	358
Exponent	15,055	1,113
Fortress Transportation & Infrastructure Investors	29,285	528
Forward Air	28,777	1,647

SEI Institutional Managed Trust / Annual Report / September 30, 2017	37

SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gardner Denver Holdings *	14,840	$408
Graham, Cl A	14,789	308
Granite Construction	14,887	863
H&E Equipment Services	16,643	486
Harsco *	16,426	343
Hawaiian Holdings *	7,861	295
Healthcare Services Group	51,806	2,796
Heartland Express	84,262	2,113
Heritage-Crystal Clean *	91,560	1,991
Hudson Technologies *	100,091	782
InnerWorkings *	164,876	1,855
John Bean Technologies, Cl A	44,960	4,545
Kadant	4,161	410
Kennametal	49,212	1,985
Kirby *	25,268	1,666
Knight-Swift Transportation Holdings, Cl A *	26,743	1,111
Kornit Digital *(A)	22,044	337
Kratos Defense & Security Solutions *	30,243	396
MasTec *	43,610	2,023
Mercury Systems *	69,272	3,594
MSC Industrial Direct, Cl A	6,954	526
Multi-Color	20,644	1,692
Navistar International *	8,235	363
NV5 Global *	26,656	1,457
On Assignment *	38,770	2,081
Proto Labs *	16,487	1,324
RBC Bearings *	6,108	764
Ritchie Bros. Auctioneers (A)	23,576	745
Roadrunner Transportation Systems *	32,205	307
Rush Enterprises, Cl A *	11,423	529
Saia *	5,736	359
SiteOne Landscape Supply *	6,273	364
SP Plus *	57,255	2,262
Steelcase, Cl A	18,854	290
Sun Hydraulics	6,652	359
Tennant	20,100	1,331
TriNet Group *	73,375	2,467
Triton International	10,208	340
TrueBlue *	27,457	616
WABCO Holdings *	2,320	343
WageWorks *	38,501	2,337
XPO Logistics *	41,710	2,827

		71,241

Information Technology — 28.8%
2U *	36,798	2,062
3D Systems *(A)	37,923	508
Actua *	75,889	1,161
Acxiom *	72,164	1,778
Advanced Energy Industries *	9,054	731
Alarm.com Holdings *	7,135	322
Applied Optoelectronics *(A)	4,594	297

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Aspen Technology *	11,077	$696
Axcelis Technologies *	16,785	459
AXT *	47,077	431
Barracuda Networks *	29,257	709
Benefitfocus *(A)	10,255	345
Blackbaud, Cl A	4,636	407
Blackhawk Network Holdings, Cl A *	67,636	2,962
Blackline *	16,153	551
Blucora *	16,380	414
Brooks Automation	11,359	345
CalAmp *	87,333	2,030
Callidus Software *	125,475	3,093
Carbonite *	72,460	1,594
Cavium *	20,818	1,373
ChannelAdvisor *	47,879	551
Ciena *	19,258	423
Cimpress *(A)	15,131	1,478
Cirrus Logic *	6,847	365
Cognex	19,477	2,148
Coherent *	9,157	2,153
Cohu	14,310	341
comScore *(A)	16,407	472
Cornerstone OnDemand *	43,253	1,757
CTS	38,543	929
CyberArk Software *	12,098	496
Descartes Systems Group *	21,036	575
Electronics For Imaging *	39,249	1,675
Entegris *	11,786	340
Envestnet *	28,717	1,465
Euronet Worldwide *	30,800	2,920
Everbridge *	39,068	1,032
Exa *	80,693	1,951
Extreme Networks *	51,689	615
Finisar *	51,909	1,151
FireEye *(A)	178,365	2,991
Five9 *	68,935	1,648
FormFactor *	34,279	578
Forrester Research	14,808	620
GrubHub *(A)	32,926	1,734
GTT Communications *	10,557	334
Guidewire Software, Cl Z *	6,699	522
Hortonworks *	21,470	364
HubSpot *	5,300	445
Ichor Holdings *	13,514	362
II-VI *	10,883	448
Instructure *	13,104	434
Internap *	66,360	289
KEMET *	33,117	700
Littelfuse	17,690	3,465
LivePerson *	113,838	1,543
LogMeIn	24,792	2,728
Lumentum Holdings *	10,917	593

38	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MAXIMUS	32,564	$2,100
Mesa Laboratories	3,255	486
Microsemi *	9,385	483
MKS Instruments	5,944	561
Monolithic Power Systems	32,645	3,478
New Relic *	22,818	1,136
Okta, Cl A *	11,262	318
Paycom Software *	19,694	1,476
Paylocity Holding *	6,464	316
PDF Solutions *	60,594	939
Pegasystems	22,245	1,282
Perficient *	42,314	832
Presidio *(A)	54,220	767
Proofpoint *(A)	21,450	1,871
Q2 Holdings *	63,388	2,640
QAD, Cl A	19,937	685
Quotient Technology *	19,593	307
RealPage *	31,702	1,265
RingCentral, Cl A *	76,857	3,209
Rogers *	3,742	499
Shutterstock *	31,940	1,063
Silicom	5,995	351
Silicon Laboratories *	8,336	666
Stamps.com *	2,994	607
Stratasys *	33,361	771
Trade Desk, Cl A *	12,398	763
Tyler Technologies *	9,103	1,587
Ultra Clean Holdings *	18,097	554
Universal Display	2,440	314
USA Technologies *	57,734	361
Varonis Systems *	8,871	372
Web.com Group *	20,653	516
XO Group *	66,199	1,302

		98,780

Materials — 2.2%
Ferro *	16,267	363
Ingevity *	7,092	443
KMG Chemicals	8,787	482
Louisiana-Pacific *	27,119	734
PolyOne	10,783	432
Sensient Technologies	8,294	638
Summit Materials, Cl A *	72,333	2,317
Trinseo	5,810	390
US Concrete *	21,042	1,605

		7,404

Real Estate — 1.4%
CoreSite Realty ‡	16,131	1,805
FirstService	7,511	494
Jernigan Capital ‡(A)	25,204	518
Medical Properties Trust ‡	93,961	1,234

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
National Storage Affiliates Trust ‡	38,379	$930

		4,981

Telecommunication Services — 0.2%
Boingo Wireless *	19,646	420

Vonage Holdings *	43,751	356

		776

Total Common Stock (Cost $275,937) ($ Thousands)		326,527

	Number of Rights

RIGHTS* — 0.0%
Dyax CVR, Expires 12/31/2019	7,184	–

Durata Therapeutics ‡‡(C)	8,500	–

Total Rights (Cost $—) ($ Thousands)		–

	Shares

AFFILIATED PARTNERSHIP — 8.0%
SEI Liquidity Fund, L.P. 1.110%**†(F)	27,404,461	27,403

Total Affiliated Partnership (Cost $27,404) ($ Thousands)		27,403

CASH EQUIVALENT — 3.7%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	12,752,780	12,753

Total Cash Equivalent (Cost $12,753) ($ Thousands)		12,753

Total Investments in Securities— 106.8% (Cost $316,094) ($ Thousands)		$366,683

SEI Institutional Managed Trust / Annual Report / September 30, 2017	39

SCHEDULE OF INVESTMENTS

September 30, 2017

Small Cap Growth Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	14	Dec-2017	$1,043	$1,045	$2

Percentages are based on Net Assets of $343,284 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2017.

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

†	Investment in Affiliated Security (see Note 6).

††	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $27,115 ($ Thousands).

(B)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2017 was $61 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	Securities considered illiquid. The total value of such securities as of September 30, 2017 was $61 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(E)	Securities considered restricted. The total market value of such securities as of September 30, 2017 was $61 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(F)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $27,403 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$326,466	$–	$61	$326,527
Rights	–	–	–	–
Affiliated Partnership	–	27,403	–	27,403
Cash Equivalent	12,753	–	–	12,753

Total Investments in Securities	$339,219	$27,403	$61	$366,683

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *

Unrealized Appreciation	$2	$—	$—	$2

Total Other Financial Instruments	$2	$—	$—	$2

* Futures contracts are valued at the unrealized appreciation on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$ 31,161	$ 107,931	$(111,687)	$(1)	$(1)	$ 27,403	$ 557
SEI Daily Income Trust, Government Fund, CI F	12,401	105,328	(104,976)	—	—	12,753	72

Totals	$ 43,562	$ 213,259	$(216,663)	$(1)	$(1)	$ 40,156	$ 629

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Small/Mid Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.5%

Consumer Discretionary — 10.9%
Aaron’s	41,041	$1,791
Adtalem Global Education *	22,000	789
American Axle & Manufacturing Holdings *	55,216	971
Asbury Automotive Group *	12,470	762
Autoliv (A)	7,000	865
Big Lots (A)	62,582	3,352
Biglari Holdings *	1,862	621
Bloomin’ Brands	16,026	282
Boyd Gaming	100,317	2,613
Bridgepoint Education *	35,170	338
Bright Horizons Family Solutions *	21,695	1,870
Brinker International	27,563	878
Buffalo Wild Wings *	6,238	659
Burlington Stores *	15,376	1,468
Capella Education	6,087	427
Century Communities *	13,157	325
Children’s Place	4,130	488
Cooper Tire & Rubber (A)	23,464	878
Cooper-Standard Holdings *	8,000	928
Core-Mark Holding, Cl A	19,658	632
Dana	34,652	969
Dave & Buster’s Entertainment *	30,145	1,582
Del Frisco’s Restaurant Group *	44,297	644
Dillard’s, Cl A (A)	2,522	141
Domino’s Pizza	2,231	443
Extended Stay America	60,158	1,203
Five Below *	37,142	2,038
Floor & Decor Holdings, Cl A *	25,093	977
G-III Apparel Group *	10,352	300
Grand Canyon Education *	31,371	2,849
Group 1 Automotive	9,467	686
Guess?, Cl 3	18,773	320
Hanesbrands (A)	11,797	291
Hasbro	8,180	799
Haverty Furniture	16,178	423
Hibbett Sports *(A)	75,421	1,075
Installed Building Products *	26,555	1,721
Interpublic Group	32,406	674
K12 *	27,523	491
Lear	15,285	2,646
Libbey	42,776	396
Lions Gate Entertainment, Cl A *	30,573	1,023
Lithia Motors, Cl A (A)	53,748	6,466
LKQ *	14,707	529
Marriott Vacations Worldwide (A)	16,786	2,090
Michael Kors Holdings *	24,328	1,164
Michaels *	27,511	591
Murphy USA *(A)	7,798	538
Newell Brands, Cl B	20,677	882
Nexstar Media Group, Cl A	26,684	1,662
NVR*	745	2,127

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ollie’s Bargain Outlet Holdings *(A)	40,289	$1,869
Planet Fitness, Cl A *	66,798	1,802
Pool	24,064	2,603
Scientific Games, Cl A *	16,904	775
Signet Jewelers	5,042	336
Six Flags Entertainment	94,131	5,736
Skechers U.S.A., Cl A *	144,632	3,629
SodaStream International *	20,077	1,334
Stoneridge *	18,416	365
Tenneco	23,402	1,420
Texas Roadhouse, Cl A	24,743	1,216
Tower International	40,279	1,096
Ulta Beauty *	3,283	742
Urban Outfitters *	13,717	328
Vail Resorts	16,565	3,779
Visteon *	17,488	2,164
Wendy’s	180,995	2,811
Whirlpool	5,200	959
Wolverine World Wide	35,748	1,031
ZAGG *	28,169	444

		93,116

Consumer Staples — 3.1%
Andersons	11,959	410
Central Garden & Pet, Cl A *	58,983	2,194
Chefs’ Warehouse Holdings *(A)	75,548	1,458
Darling Ingredients *	23,438	411
elf Beauty *(A)	–	–
Energizer Holdings	10,900	502
Fresh Del Monte Produce	10,733	488
Freshpet *(A)	115,986	1,815
HRG Group *	105,642	1,649
Ingredion	11,339	1,368
J&J Snack Foods	7,030	923
John B Sanfilippo & Son (A)	6,294	424
Kroger	19,039	382
Lamb Weston Holdings	34,188	1,603
Molson Coors Brewing, Cl B	6,535	533
Omega Protein	95,950	1,597
Pilgrim’s Pride *	30,205	858
Pinnacle Foods	51,904	2,967
Post Holdings *	5,128	453
Sanderson Farms (A)	14,381	2,323
SpartanNash	14,576	384
Spectrum Brands Holdings	9,521	1,008
United Natural Foods *	33,974	1,413
US Foods Holding *	38,713	1,034
USANA Health Sciences *	4,731	273

		26,470

Energy — 3.8%
Abraxas Petroleum *	177,515	334

SEI Institutional Managed Trust / Annual Report / September 30, 2017	41

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Andeavor	14,412	$1,487
Arch Coal (A)	4,292	308
Callon Petroleum *	175,000	1,967
Cloud Peak Energy *	102,389	375
Concho Resources *	8,831	1,163
Diamondback Energy, Cl A *	15,916	1,559
Energen*	16,314	892
Forum Energy Technologies *(A)	116,746	1,856
Gulfport Energy *	50,000	717
Matador Resources *(A)	68,125	1,850
Matrix Service *	72,228	1,098
McDermott International *	171,090	1,244
Noble *(A)	432,989	1,992
Oasis Petroleum *	62,111	566
Parsley Energy, Cl A *	6,542	172
Patterson-UTI Energy	71,259	1,492
PBF Energy, Cl A (A)	153,336	4,234
Penn Virginia *	15,728	629
Pioneer Natural Resources	2,474	365
Range Resources	99,547	1,948
REX American Resources *	2,850	267
RSP Permian *	114,471	3,959
SandRidge Energy *	76,191	1,531
US Silica Holdings	12,359	384

		32,389

Financials — 19.0%
1st Source	4,460	227
Affiliated Managers Group	12,845	2,438
AGNC Investment ‡	16,769	364
Allstate	7,797	717
Ambac Financial Group *	35,364	610
American Equity Investment Life Holding	160,817	4,677
American Financial Group	14,643	1,515
Ameriprise Financial	4,701	698
Arch Capital Group *	3,676	362
Argo Group International Holdings	33,503	2,060
Artisan Partners Asset Management, Cl A	30,344	989
Aspen Insurance Holdings	25,058	1,012
Assurant	10,159	970
Assured Guaranty	28,902	1,091
Astoria Financial	15,617	336
Banc of California (A)	39,554	821
BancFirst	8,096	459
Bancorp *	129,901	1,074
Bank of the Ozarks (A)	26,740	1,285
BankUnited	66,814	2,377
Beneficial Bancorp	71,421	1,186
BGC Partners, Cl A	327,534	4,739
Canadian Imperial Bank of Commerce	3,321	291
Capitol Federal Financial	221,123	3,251
CBOE Holdings	10,390	1,118

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Central Pacific Financial	15,480	$498
Chemical Financial	17,703	925
City Holding	4,920	354
CNO Financial Group	55,102	1,286
Columbia Banking System	95,842	4,036
Community Trust Bancorp	5,462	254
Cowen, Cl A *	39,036	695
Dime Community Bancshares	17,964	386
E*Trade Financial *	16,141	704
Eagle Bancorp *	33,168	2,224
East West Bancorp	57,713	3,450
Employers Holdings	17,888	813
Enterprise Financial Services	9,147	387
Essent Group *	9,139	370
Evercore, Cl A	15,008	1,204
Everest Re Group	13,363	3,052
FBL Financial Group, Cl A	2,500	186
Federal Agricultural Mortgage, Cl C	7,433	541
Fidelity Southern	20,478	484
First American Financial	27,324	1,365
First BanCorp Puerto Rico *	51,635	264
First Citizens BancShares, Cl A	1,150	430
First Commonwealth Financial	156,875	2,217
First Interstate BancSystem, Cl A	19,006	727
FirstCash	36,698	2,317
Flagstar Bancorp *	15,477	549
FNB (Pennsylvania)	102,113	1,433
FNFV Group *	32,120	551
Genworth Financial, Cl A *	84,034	324
Great Western Bancorp	46,395	1,915
Green Dot, Cl A *	111,315	5,519
Hamilton Lane, Cl A	31,690	851
Hanmi Financial	25,802	799
Hanover Insurance Group, Cl A	34,803	3,373
Heartland Financial USA	14,677	725
Heritage Financial	15,795	466
Hilltop Holdings	15,949	415
Horace Mann Educators, Cl A	22,271	876
Houlihan Lokey, Cl A	42,219	1,652
Huntington Bancshares	127,744	1,783
Independent Bank	14,650	332
Infinity Property & Casualty	6,577	620
International Bancshares	20,180	809
International FCStone *	11,359	435
Investors Bancorp	57,756	788
LPL Financial Holdings	51,260	2,643
MarketAxess Holdings	3,601	664
MB Financial	161,930	7,290
MGIC Investment *	217,483	2,725
OFG Bancorp	301,712	2,761
OneMain Holdings, Cl A *	39,814	1,122
PacWest Bancorp	143,406	7,243

42	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PennyMac Financial Services, Cl A *	37,039	$659
Piper Jaffray	8,894	528
Popular	55,397	1,991
Primerica (A)	4,255	347
ProAssurance	4,901	268
Prosperity Bancshares (A)	11,028	725
Raymond James Financial	28,900	2,437
Regional Management *	16,091	390
Reinsurance Group of America, Cl A	13,096	1,827
RenaissanceRe Holdings	1,520	205
Sandy Spring Bancorp	10,835	449
Santander Consumer USA Holdings *	71,795	1,104
Selective Insurance Group	56,285	3,031
ServisFirst Bancshares (A)	15,218	591
Signature Bank, Cl B *	14,208	1,819
SLM *	260,629	2,989
South State	41,797	3,764
Starwood Property Trust ‡	224,339	4,873
State Bank Financial	12,145	348
Sterling Bancorp	35,000	863
Stifel Financial	20,530	1,098
Stock Yards Bancorp	8,696	330
SVB Financial Group, Cl B *	10,502	1,965
Synovus Financial	17,477	805
TCF Financial	55,027	938
Umpqua Holdings	46,580	909
Unum Group	29,327	1,500
Validus Holdings	21,738	1,070
Voya Financial	53,770	2,145
Walker & Dunlop *	12,464	652
Webster Financial	3,768	198
Western Alliance Bancorp *	71,507	3,796
WSFS Financial	28,005	1,365
Zions Bancorporation	97,856	4,617

		163,095

Health Care — 9.4%
ABIOMED *	8,661	1,460
Aerie Pharmaceuticals *	21,500	1,045
Aimmune Therapeutics *(A)	26,200	650
Akorn *	49,189	1,633
Alere *	3,176	162
Align Technology *	19,671	3,664
AmerisourceBergen, Cl A	6,015	498
AMN Healthcare Services *	16,505	754
Audentes Therapeutics *	19,379	543
Avexis *	3,691	357
Biohaven Pharmaceutical Holding *	12,295	460
Bioverativ *	8,745	499
Blueprint Medicines *	4,312	300
Cambrex *	16,607	913
Catalent *	12,832	512

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Charles River Laboratories International *	7,525	$813
Chemed	14,754	2,981
Clovis Oncology *	6,622	546
Corcept Therapeutics *	23,699	457
DBV Technologies ADR *	6,083	258
DENTSPLY SIRONA	12,999	777
DexCom *(A)	23,754	1,162
Emergent BioSolutions *	12,195	493
Envision Healthcare *	12,187	548
Exelixis *	57,552	1,395
Glaukos *(A)	18,293	604
GW Pharmaceuticals ADR *(A)	3,127	317
HealthSouth	41,909	1,943
Humana	5,500	1,340
ICON *	18,166	2,069
ICU Medical *(A)	5,669	1,054
Idexx Laboratories *	6,675	1,038
Incyte *	3,300	385
Innoviva *	29,993	424
Integra LifeSciences Holdings *	37,902	1,913
Intersect ENT *	25,663	799
iRhythm Technologies *	20,857	1,082
Lannett *(A)	45,346	837
LHC Group *	8,754	621
LifePoint Health *(A)	5,888	341
Ligand Pharmaceuticals *(A)	65,105	8,864
Loxo Oncology *	6,983	643
Magellan Health *	12,967	1,119
Masimo *	15,397	1,333
Medicines *(A)	25,269	936
MEDNAX *	4,845	209
Mettler Toledo International *	411	257
MiMedx Group *(A)	104,441	1,241
Molina Healthcare *	25,197	1,733
Myriad Genetics *	14,494	524
Nektar Therapeutics, Cl A *	16,429	394
Neurocrine Biosciences *	7,182	440
Nevro *(A)	19,869	1,806
Novocure *(A)	22,900	455
Omnicell *	25,169	1,285
Parexel International *	12,058	1,062
PDL BioPharma *	73,493	249
Penumbra *	19,555	1,766
PerkinElmer	12,707	876
PRA Health Sciences *	48,881	3,723
Prothena *(A)	6,444	417
Sage Therapeutics *	15,894	990
Sarepta Therapeutics *	10,289	467
SciClone Pharmaceuticals *	27,149	304
Teleflex	3,980	963
TESARO *	12,579	1,624
Tivity Health *	21,473	876

SEI Institutional Managed Trust / Annual Report / September 30, 2017	43

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Triple-S Management, Cl B *	34,432	$815
Ultragenyx Pharmaceutical *	4,053	216
United Therapeutics *	14,367	1,684
Varex Imaging *	10,468	354
Veeva Systems, Cl A *	15,000	846
Vocera Communications *	42,471	1,332
WellCare Health Plans *	15,989	2,746

		80,196

Industrials — 16.0%
AAR	21,302	805
ACCO Brands *	195,035	2,321
Acuity Brands	5,691	975
Advisory Board *	37,983	2,037
Alaska Air Group	16,037	1,223
Albany International, Cl A	6,020	346
AO Smith	28,088	1,669
ArcBest	25,532	854
Atlas Air Worldwide Holdings *	50,906	3,350
Beacon Roofing Supply *	5,422	278
BMC Stock Holdings *	21,127	451
Briggs & Stratton	16,366	385
Brink’s	15,537	1,309
BWX Technologies, Cl W	120,611	6,757
Carlisle	24,532	2,460
Cintas	12,501	1,804
Colfax *	30,887	1,286
Comfort Systems USA	10,341	369
Copa Holdings, Cl A	5,789	721
Copart *	12,594	433
Crane, Cl A	40,914	3,273
Curtiss-Wright	15,306	1,600
Deluxe (A)	11,400	832
DXP Enterprises *	12,853	405
Dycom Industries *	24,779	2,128
EMCOR Group	24,206	1,679
Engility Holdings *	23,184	804
Esterline Technologies *	5,572	502
Franklin Electric	8,231	369
Genesee & Wyoming, Cl A *	108,236	8,011
Global Brass & Copper Holdings	8,105	274
Greenbrier (A)	22,252	1,071
H&E Equipment Services	61,763	1,803
Hawaiian Holdings *	26,352	989
HD Supply Holdings *	29,102	1,050
Hexcel, Cl A	24,458	1,404
HNI	7,523	312
Huntington Ingalls Industries, Cl A	7,861	1,780
Hyster-Yale Materials Handling	2,559	196
IDEX	18,517	2,249
Insperity, Cl A	4,229	372
ITT	39,641	1,755

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Jacobs Engineering Group	6,039	$352
JetBlue Airways *	77,930	1,444
John Bean Technologies, Cl A	7,131	721
Kadant	25,142	2,478
Kaman, Cl A	58,958	3,289
KAR Auction Services	85,739	4,093
Kennametal	38,470	1,552
Kirby *(A)	2,496	165
L3 Technologies	7,300	1,376
LB Foster, Cl A *	62,921	1,431
Lincoln Electric Holdings	24,581	2,254
ManpowerGroup	25,113	2,959
MasTec *	39,850	1,849
Mercury Systems *	18,051	936
Meritor *	119,937	3,120
Middleby*(A)	11,790	1,511
MRC Global *	76,141	1,332
MSA Safety	10,698	851
Navigant Consulting *	19,621	332
Navistar International *	21,195	934
Old Dominion Freight Line, Cl A	25,477	2,805
On Assignment *	8,718	468
Orbital ATK	6,990	931
Oshkosh Truck	31,831	2,627
Owens Corning	42,973	3,324
Quanta Services *	21,209	793
RBC Bearings *(A)	14,377	1,799
Roadrunner Transportation Systems *	58,608	558
Robert Half International	29,700	1,495
RPX *	31,949	424
Ryder System	8,900	752
Saia *	9,826	616
SiteOne Landscape Supply *	25,227	1,466
Skywest	25,407	1,115
Spartan Motors	40,000	442
Sparton *	32,848	762
Spirit AeroSystems Holdings, Cl A	28,103	2,184
Spirit Airlines *	17,648	590
Teledyne Technologies *	20,481	3,260
Terex	16,064	723
Tetra Tech	16,037	746
Toro	10,348	642
TransDigm Group *	500	128
TransUnion *	15,948	754
Trinity Industries	31,378	1,001
TrueBlue *	18,524	416
United Rentals *	16,954	2,352
Valmont Industries	4,044	639
Vectrus *	18,138	559
Wabash National (A)	58,124	1,326
Wabtec (A)	3,600	273
WageWorks*	8,366	508

44	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Waste Connections	7,173	$502
Watsco	3,339	538
WESCO International *	18,427	1,073
XPO Logistics *	24,131	1,636
Xylem	14,310	896
YRC Worldwide *	36,674	506

		137,299

Information Technology — 17.3%
2U *(A)	40,016	2,242
ACI Worldwide *	169,259	3,856
Advanced Energy Industries *	15,785	1,275
Amkor Technology *	37,824	399
Anixter International *	4,084	347
Ansys *	2,600	319
Arista Networks *(A)	4,501	853
Arrow Electronics, Cl A *	4,925	396
Aspen Technology *	42,378	2,662
Avnet	7,600	299
Belden	9,618	775
Benchmark Electronics *	25,072	856
Blackbaud, Cl A (A)	3,876	340
Blackhawk Network Holdings, Cl A *	53,768	2,355
Bottomline Technologies *	43,184	1,375
Broadcom	9,282	2,251
Broadridge Financial Solutions	1,700	137
Brocade Communications Systems	38,812	464
Cadence Design Systems *	54,862	2,165
CDW	10,820	714
Cimpress *(A)	10,766	1,051
Cirrus Logic *	16,316	870
Cognex	6,749	744
Coherent *	3,990	938
Convergys	20,581	533
CoStar Group *	10,197	2,735
CSG Systems International	16,700	670
CSRA	18,139	585
Cypress Semiconductor (A)	164,397	2,469
Diebold Nixdorf (A)	71,781	1,640
Electronic Arts *	13,002	1,535
Ellie Mae *	4,713	387
Entegris *	26,270	758
EPAM Systems *	5,383	473
Euronet Worldwide *	15,000	1,422
EVERTEC	60,322	956
Fidelity National Information Services, Cl B	12,186	1,138
First Data, Cl A *	36,016	650
Gartner *	1,518	189
Gigamon *	11,406	481
Global Payments	5,841	555
GrubHub *(A)	28,712	1,512
GTT Communications *	29,344	929

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Guidewire Software, Cl Z *	25,541	$1,989
HubSpot *	15,999	1,345
IAC *	84,810	9,972
II-VI *	16,322	672
Inphi *(A)	24,989	992
Insight Enterprises *	21,641	994
Integrated Device Technology *	70,338	1,870
InterDigital	20,873	1,539
InterXion Holding *	26,628	1,356
Itron *	11,619	900
j2 Global	43,501	3,214
Jabil	58,685	1,675
Keysight Technologies *	41,301	1,721
Leidos Holdings	24,667	1,461
Littelfuse	16,324	3,198
LogMeIn	9,960	1,096
Lumentum Holdings *	26,023	1,414
Manhattan Associates *	10,280	427
Marvell Technology Group	51,287	918
Match Group *(A)	92,623	2,148
MAXIMUS	5,425	350
Mellanox Technologies *(A)	24,282	1,145
Methode Electronics	11,078	469
Microchip Technology	10,000	898
Microsemi *	26,452	1,362
MKS Instruments	14,407	1,361
Monolithic Power Systems	13,891	1,480
NCR *	39,528	1,483
New Relic *	15,592	776
Nuance Communications *	18,384	289
ON Semiconductor *	42,625	787
Orbotech *	33,516	1,415
OSI Systems *	14,271	1,304
Palo Alto Networks *	4,182	603
Paylocity Holding *	24,006	1,172
Proofpoint *(A)	20,816	1,816
PTC *	14,724	829
Pure Storage, Cl A *	47,025	752
Q2 Holdings *(A)	40,997	1,707
Qorvo *	10,870	768
RealPage *	20,000	798
RingCentral, Cl A *	86,143	3,596
Rudolph Technologies *	13,667	359
Sanmina *	38,828	1,442
Scansource *	8,785	383
Science Applications International	11,933	798
Shopify, Cl A *	9,112	1,061
Silicon Laboratories *	19,462	1,555
Silicon Motion Technology ADR (A)	76,065	3,653
Sonus Networks *	24,298	186
Square, Cl A *	74,112	2,135
SS&C Technologies Holdings	17,556	705

SEI Institutional Managed Trust / Annual Report / September 30, 2017	45

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sykes Enterprises *	9,942	$290
SYNNEX	9,640	1,220
Synopsys *	20,308	1,635
Take-Two Interactive Software, Cl A *	46,012	4,704
Tech Data *	11,750	1,044
Teradyne	40,298	1,503
Trade Desk, Cl A *	25,262	1,554
Travelport Worldwide	63,649	999
Trimble *	21,000	824
Tyler Technologies *	4,765	831
Ultimate Software Group *	7,788	1,477
Universal Display	14,294	1,842
VeriFone Holdings *	177,965	3,609
Web.com Group *	12,987	325
Wix.com *	5,200	374
Xperi	4,036	102
Zebra Technologies, Cl A *	23,522	2,554

		148,525
Materials – 6.0%
Albemarle	10,887	1,484
Ashland Global Holdings	14,677	960
Avery Dennison	24,778	2,437
Berry Global Group *	41,193	2,334
Boise Cascade *	24,368	850
Cabot	24,685	1,377
Chemours	20,104	1,017
Cleveland-Cliffs*	65,808	471
Crown Holdings *	14,143	845
Eagle Materials	13,182	1,406
FMC	102,396	9,145
Huntsman	23,455	643
Innophos Holdings	13,501	664
Louisiana-Pacific *	28,749	779
LSB Industries *(A)	114,810	912
Materion	12,245	528
Neenah Paper, Cl A	14,000	1,198
Owens-Illinois *	116,723	2,937
Packaging Corp of America	10,242	1,175
PolyOne	61,364	2,456
Rayonier Advanced Materials (A)	43,416	595
Schulman A	51,428	1,756
Sensient Technologies	16,062	1,235
Silgan Holdings	104,708	3,082
Steel Dynamics	42,104	1,451
Stepan	6,908	578
Summit Materials, Cl A *	61,620	1,974
Tahoe Resources *	112,698	594
Trinseo	11,809	792
United States Steel (A)	100,926	2,590
Valvoline	87,909	2,061
Westlake Chemical	10,306	856

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Worthington Industries	15,346	$706

		51,888
Real Estate – 6.6%
Alexandria Real Estate Equities ‡	10,497	1,249
American Campus Communities ‡	25,659	1,133
American Homes 4 Rent, Cl A ‡	62,696	1,361
Armada Hoffler Properties ‡	28,819	398
Camden Property Trust ‡	12,000	1,097
CBL & Associates Properties ‡	8,075	68
Chesapeake Lodging Trust ‡	69,263	1,868
CoreCivic ‡	115,755	3,099
CoreSite Realty ‡	5,244	587
CyrusOne ‡	32,312	1,904
DDR ‡	77,333	708
DiamondRock Hospitality ‡(A)	151,808	1,662
Digital Realty Trust, Cl A ‡	10,717	1,268
Douglas Emmett ‡	4,298	169
Education Realty Trust ‡	26,024	935
EPR Properties, Cl A ‡	28,400	1,981
Forest City Realty Trust, Cl A ‡	22,450	573
Forestar Group *	22,968	395
Gaming and Leisure Properties ‡	89,751	3,311
Getty Realty ‡	15,214	435
Hersha Hospitality Trust, Cl A ‡(A)	88,620	1,655
Highwoods Properties ‡	53,933	2,809
Hospitality Properties Trust ‡	7,500	214
Howard Hughes *	36,098	4,257
InfraREIT ‡	33,896	758
Jones Lang LaSalle	16,139	1,993
Lexington Realty Trust ‡	32,785	335
Life Storage ‡	1,800	147
Medical Properties Trust ‡(A)	314,009	4,123
Mid-America Apartment Communities ‡	8,042	860
Park Hotels & Resorts ‡	56,533	1,558
Physicians Realty Trust ‡	16,502	293
Potlatch ‡	20,422	1,041
Realogy Holdings	62,177	2,049
Regency Centers ‡	7,596	471
Retail Properties of America, Cl A ‡	24,826	326
Ryman Hospitality Properties	14,227	889
Sabra Health Care ‡	30,817	676
STAG Industrial ‡	26,238	721
Starwood Waypoint Homes ‡	74,747	2,719
Summit Hotel Properties ‡	40,648	650
Sun Communities ‡	1,400	120
Sunstone Hotel Investors ‡	59,555	957
Tier ‡	18,051	348
Two Harbors Investment ‡	30,030	303
Xenia Hotels & Resorts ‡	90,567	1,906

		56,379

46	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Telecommunication Services – 0.3%
Cogent Communications Holdings	12,431	$608
IDT, Cl B	20,229	285
Vonage Holdings *	259,708	2,114

		3,007

Utilities – 2.1%
ALLETE	20,433	1,579
Aqua America	34,439	1,143
Atmos Energy	20,484	1,717
Avista	21,700	1,124
Black Hills, Cl A	6,055	417
CMS Energy	10,600	491
El Paso Electric, Cl A	6,666	368
Great Plains Energy	42,356	1,284
Hawaiian Electric Industries	9,542	319
Idacorp, Cl A	10,909	959
National Fuel Gas	19,648	1,112
Northwest Natural Gas	4,207	271
ONE Gas	13,697	1,009
Portland General Electric	43,378	1,980
SCANA	10,356	502
Southwest Gas Holdings	15,642	1,214
UGI	35,168	1,648
Vectren	7,055	464
Vistra Energy *	20,994	392

		17,993

Total Common Stock (Cost $510,394) ($ Thousands)		810,357

Description	Number of Rights	Market Value ($Thousands)
RIGHTS – 0.0%
Chelseea Therapeutics International CVR *‡‡	3,004	$–
Dyax CVR, Expires 12/31/2019 *	6,884	–
Endo Pharmaceuticals *‡‡	1,900	–
Safeway CVR - Casa Ley *‡‡	11,400	12
Safeway CVR - PDC *‡‡	11,400	–
Central European Media Enterprises *‡‡	53	–

Total Rights
(Cost $–) ($ Thousands)		12

	Shares
AFFILIATED PARTNERSHIP – 9.0%
SEI Liquidity Fund, L.P. 1.110% **†(B)	76,978,282	76,976

Total Affiliated Partnership (Cost $76,977) ($ Thousands)		76,976

CASH EQUIVALENT – 5.5%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	47,191,647	47,192

Total Cash Equivalent (Cost $47,192) ($ Thousands)		47,192

Total Investments in Securities– 109.0% (Cost $634,563) ($ Thousands)		$934,537

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	14	Dec-2017	$994	$1,046	$52
S&P Mid Cap 400 Index E-MINI	7	Dec-2017	1,203	1,257	54

			$2,197	$2,303	$106

Percentages	are based on Net Assets of $857,632 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $75,724 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $76,976 ($ Thousands).

ADR – American Depositary Receipt

Cl – Class

CVR – Contingent Value Rights

L.P. – Limited Partnership

S&P – Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$810,357	$–	$–	$810,357

SEI Institutional Managed Trust / Annual Report / September 30, 2017	47

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Small/Mid Cap Fund (Concluded)

Investments in Securities	Level 1	Level 2	Level 3	Total
Rights	$–	$12	$–	$12
Affiliated Partnership	–	76,976	–	76,976
Cash Equivalent	47,192	–	–	47,192

Total Investments in Securities	$857,549	$76,988	$–	$934,537

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$106	$—	$—	$106

Total Other Financial Instruments	$106	$—	$—	$106

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$180,708	$431,952	$(535,679)	$(4)	$(1)	$76,976	$925
SEI Daily Income Trust, Government Fund, CI F	33,689	152,805	(139,302)	—	—	47,192	207

Totals	$214,397	$584,757	$(674,981)	$(4)	$(1)	$124,168	$1,132

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

48	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Mid-Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.9%

Consumer Discretionary — 14.1%
Adient	9,400	$790
Best Buy	17,000	968
BorgWarner	12,000	615
Burlington Stores *	6,900	659
Dick’s Sporting Goods	11,100	300
Discovery Communications, Cl C *	22,600	458
DR Horton	12,300	491
Foot Locker, Cl A	4,500	159
FTD *	3,100	40
Gap	12,500	369
Hilton Grand Vacations *	15,300	591
Hilton Worldwide Holdings	11,900	826
Kohl’s	11,083	506
Lear	5,300	917
Lennar, Cl B	2,700	122
Liberty Interactive QVC Group, Cl A *	29,700	700
LKQ *	22,200	799
lululemon athletica *	10,800	672
Macy’s	20,400	445
NVR *	340	971
PVH	6,500	819
Ross Stores	12,000	775
Royal Caribbean Cruises	8,300	984
Skechers U.S.A., Cl A *	18,700	469
Tempur-Pedic International *(A)	900	58
Thor Industries	3,200	403
Viacom, Cl B	20,400	568
Yum China Holdings *	20,900	835

		16,309

Consumer Staples — 3.3%
Campbell Soup	2,900	136
Clorox	1,200	158
Conagra Brands	21,500	726
Dr Pepper Snapple Group	8,700	770
Ingredion	4,200	507
JM Smucker	2,300	241
Pilgrim’s Pride *	10,500	298
Tyson Foods, Cl A	14,100	993

		3,829

Energy — 4.0%
Andeavor	8,100	836
Continental Resources, Cl A *	3,400	131
CVR Energy	7,100	184
Devon Energy	26,300	965
Laredo Petroleum *	39,300	508
Marathon Oil	24,300	329
Marathon Petroleum	19,500	1,094
Newfield Exploration *	18,800	558

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Noble Energy	2,400	$68

		4,673

Financials — 12.4%
American Financial Group	4,400	455
Ameriprise Financial	6,600	980
Argo Group International Holdings	1,500	92
Assured Guaranty	6,200	234
BGC Partners, Cl A	6,100	88
Citizens Financial Group	24,600	932
CNA Financial	8,500	427
Comerica	11,100	847
East West Bancorp	10,700	640
Fifth Third Bancorp	31,900	893
Financial Institutions	900	26
FNF Group	4,300	204
FNFV Group *	5,500	94
Genworth Financial, Cl A *	38,100	147
Hartford Financial Services Group	8,100	449
International FCStone *	1,200	46
Invesco	20,800	729
Ladder Capital, Cl A	9,800	135
Lincoln National	11,800	867
Loews	3,800	182
LPL Financial Holdings	8,500	438
MSCI, Cl A	2,700	316
Navient	33,000	496
Old Republic International	30,400	599
Popular	16,000	575
Principal Financial Group, Cl A	5,800	373
Raymond James Financial	1,700	143
Regions Financial	57,000	868
SunTrust Banks	11,900	711
Synchrony Financial	4,900	152
T. Rowe Price Group	2,000	181
Unum Group	17,200	879
Western Asset Mortgage Capital ‡	7,400	78

		14,276

Health Care — 10.7%
Agilent Technologies	14,600	937
Alexion Pharmaceuticals *	1,900	266
Baxter International	10,400	653
Bioverativ *	4,200	240
Bruker BioSciences	21,200	631
Centene *	10,600	1,026
Cerner *	14,700	1,048
Charles River Laboratories International *	3,300	356
Cooper, Cl A	1,000	237
Endo International *	39,700	340
Exelixis *	11,500	279
Hill-Rom Holdings	1,800	133

SEI Institutional Managed Trust / Annual Report / September 30, 2017	49

SCHEDULE OF INVESTMENTS

September 30, 2017

Mid-Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hologic *	17,300	$635
IDEXX Laboratories *	5,300	824
Laboratory Corp of America Holdings *	1,900	287
Mallinckrodt*	2,700	101
Mylan *	25,400	797
Quest Diagnostics	500	47
STERIS	6,300	557
Teleflex	700	169
Veeva Systems, Cl A *	9,700	547
WellCare Health Plans *	4,400	756
West Pharmaceutical Services	3,600	346
Zoetis, Cl A	18,000	1,148

		12,360

Industrials — 12.2%
AGCO	1,000	74
Allison Transmission Holdings	7,100	266
American Woodmark *	2,200	212
Ametek	7,500	495
Applied Industrial Technologies, Cl A	3,300	217
Arconic	13,000	323
Argan	1,300	87
BWX Technologies, Cl W	3,300	185
Colfax *	5,700	237
Continental Building Products *	4,000	104
Crane, Cl A	7,500	600
Cummins	5,800	975
Danaher, Cl A	3,600	309
Global Brass & Copper Holdings	3,600	122
Huntington Ingalls Industries, Cl A	4,200	951
IDEX	3,700	449
Ingersoll-Rand	10,100	901
Insperity, Cl A	3,000	264
L3 Technologies	700	132
Lincoln Electric Holdings	6,100	559
MasTec *	3,700	172
Moog, Cl A *	1,700	142
Mueller Industries	4,800	168
Orbital ATK	5,900	786
Oshkosh Truck	8,600	710
Pentair	11,100	754
Spirit AeroSystems Holdings, Cl A	12,000	933
Terex	2,600	117
Toro	9,200	571
United Continental Holdings *	6,300	384
United Rentals *	5,700	791
Univar *	12,900	373
Valmont Industries	3,100	490
Vectrus0 *	1,400	43
Veritiv *	2,400	78

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WESCO International *	2,600	$151

		14,125

Information Technology — 16.6%
Advanced Energy Industries *	6,300	509
Akamai Technologies *	11,600	565
Alpha & Omega Semiconductor *	3,300	54
Applied Materials	15,000	781
ARRIS International *	8,900	253
Arrow Electronics, Cl A *	2,900	233
Avnet	1,500	59
Booz Allen Hamilton Holding, Cl A	900	34
CACI International, Cl A *	700	97
Cadence Design Systems *	19,800	781
CDK Global	9,600	606
CDW	11,700	772
Citrix Systems *	2,600	200
Cognizant Technology Solutions, Cl A	2,100	152
CoStar Group *	2,500	671
CSG Systems International	2,400	96
DST Systems	8,100	444
Electronic Arts *	6,600	779
F5 Networks, Cl A *	1,300	157
First Data, Cl A *	24,600	444
Fortinet *	9,400	337
Global Payments	2,300	219
Hackett Group	7,100	108
Harris	4,100	540
Intuit	1,600	227
IPG Photonics *	4,100	759
Jabil	7,000	200
Juniper Networks	24,900	693
KLA-Tencor	8,300	880
Lam Research	6,300	1,166
Leidos Holdings	7,900	468
Motorola Solutions	1,400	119
ON Semiconductor *	29,600	547
Red Hat *	3,100	344
Semtech *	400	15
Skyworks Solutions	9,000	917
SS&C Technologies Holdings	4,000	161
Symantec, Cl A	29,000	951
Synopsys *	10,500	845
Total System Services	12,200	799
Trimble *	9,900	389
Western Digital	8,700	752

		19,123

Materials — 6.5%
Alcoa *	16,000	746
Cabot	5,000	279
Chemours	13,900	703

50	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Crown Holdings *	11,700	$699
Eagle Materials	6,500	694
Freeport-McMoRan, Cl B *	54,400	764
Greif, Cl A	3,500	205
LyondellBasell Industries, Cl A	2,200	218
Newmont Mining	15,200	570
Owens-Illinois *	26,800	674
Reliance Steel & Aluminum	700	53
Southern Copper	13,800	549
Steel Dynamics	15,500	534
WestRock	13,700	777

		7,465

Real Estate — 8.5%
Apple Hospitality ‡	16,000	303
Ashford Hospitality Prime ‡	13,300	126
Ashford Hospitality Trust ‡	13,300	89
Brixmor Property Group ‡	22,600	425
CBRE Group, Cl A *‡	21,000	795
Chesapeake Lodging Trust ‡	14,400	388
CoreCivic ‡	20,500	549
DDR ‡	18,900	173
Franklin Street Properties ‡	19,100	203
GEO Group ‡	20,850	561
HCP ‡	12,800	356
Hospitality Properties Trust ‡	22,100	630
Host Hotels & Resorts ‡	22,000	407
Outfront Media ‡	24,000	604
Park Hotels & Resorts ‡	14,100	389
ProLogis ‡	14,600	926
RMR Group	1,900	98
SBA Communications, Cl A *‡	2,700	389
Spirit Realty Capital ‡	62,800	538
Tier ‡	2,200	42
VEREIT ‡	53,600	444
Weyerhaeuser ‡	15,300	521
WP Carey ‡	5,000	337
Xenia Hotels & Resorts ‡	23,100	486

		9,779

Telecommunication Services — 0.6%
Telephone & Data Systems	21,300	594

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
US Cellular *	3,600	$128

		722

Utilities — 7.0%
AES	60,800	670
Atmos Energy	8,700	730
Centerpoint Energy	26,300	768
DTE Energy	7,800	837
Eversource Energy	13,700	828
MDU Resources Group	24,100	625
NiSource	6,800	174
NRG Energy	27,900	714
PPL	25,100	953
Public Service Enterprise Group	10,400	481
SCANA	12,100	587
SJW	1,200	68
UGI	14,300	670

		8,105

Total Common Stock (Cost $96,800) ($ Thousands)		110,766

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P. 1.110% **†(B)	52,107	52

Total Affiliated Partnership (Cost $52) ($ Thousands)		52

CASH EQUIVALENT — 4.0%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	4,669,400	4,669

Total Cash Equivalent (Cost $4,669) ($ Thousands)		4,669

Total Investments in Securities— 99.9% (Cost $101,521) ($ Thousands)		$115,487

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
S&P Mid Cap 400 Index E-MINI	5	Dec-2017	$859	$898	$39

Percentages are based on Net Assets of $115,554 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

SEI Institutional Managed Trust / Annual Report / September 30, 2017	51

SCHEDULE OF INVESTMENTS

September 30, 2017

Mid-Cap Fund (Concluded)

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 10). The total market value of securities on loan at September 30, 2017 was $52 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2017 was $52 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$110,766	$–	$–	$110,766
Affiliated Partnership	–	52	–	52
Cash Equivalent	4,669	–	–	4,669

Total Investments in Securities	$115,435	$52	$–	$115,487

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$39	$—	$—	$ 39

Total Other Financial Instruments	$39	$—	$—	$ 39

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$ 5,714	$ 8,801	$ (14,463)	$ —	$ —	$ 52	$ 18
SEI Daily Income Trust, Government Fund, CI F	2,189	36,701	(34,221)	—	—	4,669	28

Totals	$ 7,903	$ 45,502	$ (48,684)	$ —	$ —	$ 4,721	$ 46

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

52	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.7%

Consumer Discretionary — 10.1%
Aaron’s	33,705	$1,471
AMC Networks, Cl A *	24,826	1,452
Aramark	191,914	7,794
Autozone*	4,800	2,857
Bed Bath & Beyond	83,898	1,969
Best Buy	56,811	3,236
Big Lots	53,720	2,878
BJ’s Restaurants	4,681	143
Bridgepoint Education *	23,784	228
Brunswick	42,661	2,388
Cable One	1,660	1,199
Canadian Tire, Cl A	30,700	3,813
Carnival	14,724	951
Cheesecake Factory	100,737	4,243
Children’s Place	46,400	5,482
Choice Hotels International	3,197	204
Churchill Downs	2,636	544
Comcast, Cl A	170,200	6,549
Cooper-Standard Holdings *	7,441	863
Cracker Barrel Old Country Store	4,800	728
Dana	81,120	2,268
Darden Restaurants	135,545	10,678
Del Frisco’s Restaurant Group *	9,995	145
Denny’s, Cl A *	9,349	116
Dollar General	55,100	4,466
Escalade	3,525	48
Foot Locker, Cl A	39,800	1,402
Gap	67,590	1,996
General Motors	4,768	193
Golden Entertainment *	3,250	79
Graham Holdings, Cl B	1,046	612
Grand Canyon Education *	6,975	634
H&R Block	71,476	1,893
Hilton Grand Vacations *	44,134	1,705
John Wiley & Sons, Cl A	11,143	596
Kohl’s	89,800	4,099
Lear	13,324	2,306
Live Nation *	65,236	2,841
Macy’s	37,300	814
Magna International, Cl A	5,101	272
McDonald’s	94,320	14,778
Michael Kors Holdings *	19,675	941
MSG Networks *	49,124	1,041
Murphy USA *	58,900	4,064
NVR*	2,057	5,873
Office Depot	113,687	516
Royal Caribbean Cruises	1,708	202
Sally Beauty Holdings *	142,800	2,796
Scripps Networks Interactive, Cl A	51,600	4,432
Six Flags Entertainment	8,522	519
Target, Cl A	200,400	11,826

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Taylor Morrison Home, Cl A *	16,522	$364
Ulta Beauty *	27,947	6,318
Urban Outfitters *	104,117	2,488
Viacom, Cl B	40,400	1,125
Visteon *	7,750	959
Walt Disney	113,646	11,202
Yum China Holdings	94,253	3,767

		159,366

Consumer Staples — 15.8%
Altria Group	293,759	18,630
Blue Buffalo Pet Products *	23,955	679
Bunge	85,920	5,968
Calavo Growers	12,136	888
Cal-Maine Foods	5,155	212
Campbell Soup	106,500	4,986
Clorox	28,015	3,695
Coca-Cola	88,049	3,963
Colgate-Palmolive	116,497	8,487
Costco Wholesale	82,114	13,491
CVS Health	112,600	9,157
Dean Foods	86,970	946
Dr Pepper Snapple Group	180,579	15,976
Flowers Foods	216,147	4,066
Fresh Del Monte Produce	108,343	4,925
Hershey	5,488	599
Hostess Brands, Cl A *	49,490	676
Ingredion	49,434	5,964
J&J Snack Foods	5,929	778
JM Smucker	28,500	2,991
Kimberly-Clark	90,119	10,605
Kroger	322,350	6,466
Lamb Weston Holdings	64,597	3,029
Lancaster Colony	3,277	394
McCormick	101,092	10,376
Medifast	4,108	244
Metro, Cl A	92,100	3,160
National Beverage, Cl A	963	119
Nu Skin Enterprises, Cl A	4,164	256
PepsiCo	134,450	14,982
Philip Morris International	113,868	12,640
Pilgrim’s Pride *	36,079	1,025
Pinnacle Foods	45,379	2,594
Procter & Gamble	140,680	12,799
Sanderson Farms	56,492	9,125
Sprouts Farmers Market *	22,194	417
Sysco, Cl A	183,443	9,897
Turning Point Brands *	7,698	131
Tyson Foods, Cl A	194,530	13,705
Universal	38,352	2,198
US Foods Holding *	102,819	2,745
USANA Health Sciences *	7,159	413

SEI Institutional Managed Trust / Annual Report / September 30, 2017	53

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vector Group	44,615	$913
Wal-Mart Stores	320,160	25,017

		250,327

Energy — 1.5%
Antero Resources *	89,605	1,783
Baker Hughes a GE	26,942	986
ExxonMobil	111,500	9,141
Marathon Petroleum	48,171	2,701
Par Pacific Holdings *	21,075	438
Renewable Energy Group *	6,224	76
UMH Properties, Inc.	13,423	209
Valero Energy	103,922	7,995

		23,329

Financials — 14.2%
Access National	2	—
ACNB	966	27
Aflac	100,087	8,146
AGNC Investment ‡	55,100	1,195
Allstate	125,495	11,534
American Financial Group	39,084	4,043
American National Insurance	3,738	441
Annaly Capital Management ‡	516,100	6,291
Arch Capital Group *	90,931	8,957
Argo Group International Holdings	5,484	337
Aspen Insurance Holdings	56,757	2,293
Assurant	6,765	646
Assured Guaranty	71,189	2,687
Atlas Financial Holdings *	9,959	188
Axis Capital Holdings	192,717	11,045
B. Riley Financial	13,912	237
Baldwin & Lyons, Cl B	13,464	304
Bank of NT Butterfield & Son	31,168	1,142
BankUnited	24,765	881
BB&T	44,500	2,089
BCB Bancorp	1,744	24
Berkshire Hathaway, Cl B *	75,500	13,841
Blue Capital Reinsurance Holdings	6,587	108
BOK Financial	14,596	1,300
Capitol Federal Financial	66,277	974
Carolina Financial	6,638	238
CBOE Holdings	102,115	10,991
Charter Financial	11,684	217
Civista Bancshares	3,327	74
CME Group	60,812	8,251
Codorus Valley Bancorp	1,123	34
Commerce Union Bancshares	100	2
Community Bankers Trust *	10,851	100
Community Financial	206	7
DNB Financial	478	17
Enstar Group *	3,173	706

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Essent Group *	35,264	$1,428
Everest Re Group	66,152	15,108
Farmers Capital Bank	10,047	422
First Bancshares	1,681	51
First Business Financial Services	9,694	221
First Foundation *	11,934	214
First Mid-Illinois Bancshares	625	24
FNB Bancorp	288	10
FNF Group	15,254	724
Genworth MI Canada	71,000	2,102
Green Dot, Cl A *	17,458	866
Houlihan Lokey, Cl A	10,707	419
Howard Bancorp *	1,397	29
Independent Bank	1,552	35
Intercontinental Exchange	46,163	3,171
International FCStone *	7,375	283
Invesco Mortgage Capital ‡	25,452	436
Investar Holding	965	23
James River Group Holdings	8,608	357
Kingstone	8,242	134
LPL Financial Holdings	19,725	1,017
Malvern Bancorp *	480	13
Marcus & Millichap *	5,272	142
MBT Financial	6,562	72
MFA Financial ‡	803,853	7,042
Morningstar, Cl A	5,095	433
National Bank Holdings, Cl A	16,867	602
National Bank of Canada	96,800	4,648
National Commerce *	6,258	268
National General Holdings	26,359	504
New Mountain Finance	142,100	2,025
Nicolet Bankshares *	6,867	395
NMI Holdings, Cl A *	18,050	224
Northeast Bancorp	516	13
Norwood Financial	450	14
Old Line Bancshares	13,809	387
Old Second Bancorp	15,242	205
PennyMac Financial Services, Cl A *	16,712	297
Peoples Bancorp of North Carolina	541	19
Peoples Financial Services	2,675	128
People’s Utah Bancorp	142	5
PJT Partners	6,455	247
Popular	20,030	720
ProAssurance	19,684	1,076
Progressive	211,774	10,254
Prudential Financial	6,540	695
Radian Group	37,573	702
Reinsurance Group of America, Cl A	19,774	2,759
RenaissanceRe Holdings	51,434	6,951
Royal Bank of Canada	58,700	4,531
S&P Global	28,248	4,415
Safety Insurance Group	6,911	527

54	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Southern First Bancshares *	176	$6
Southern Missouri Bancorp	525	19
Starwood Property Trust ‡	112,600	2,446
Stewart Information Services	6,619	250
Third Point Reinsurance *	79,355	1,238
Timberland Bancorp	4,963	156
Travelers	113,859	13,950
United Financial Bancorp	107,408	1,964
United Security Bancshares	938	9
Unum Group	19,072	975
US Bancorp	104,936	5,624
Validus Holdings	235,678	11,598
Virtu Financial, Cl A	20,927	339
Voya Financial	59,356	2,368
Washington Federal	19,100	643
Waterstone Financial	16,028	313
Wells Fargo	90,400	4,986
White Mountains Insurance Group	303	260

		223,898

Health Care — 15.7%
AbbVie	63,200	5,616
Aetna, Cl A	49,578	7,883
Agilent Technologies	28,664	1,840
AmerisourceBergen, Cl A	63,022	5,215
Amgen, Cl A	22,600	4,214
Anthem	48,900	9,285
Baxter International	252,970	15,874
Biogen *	5,507	1,724
Bio-Rad Laboratories, Cl A *	14,688	3,264
Bristol-Myers Squibb	44,688	2,848
Bruker BioSciences	8,789	261
Cambrex *	7,079	389
Cardinal Health	36,500	2,443
Catalent *	45,512	1,817
Centene *	5,392	522
Chemed	10,276	2,076
Cigna	22,963	4,293
DaVita *	20,279	1,204
Eli Lilly	54,140	4,631
Enzo Biochem *	54,812	574
Express Scripts Holding *	84,759	5,367
Gilead Sciences	75,946	6,153
Globus Medical, Cl A *	5,859	174
Haemonetics *	15,348	689
HCA Healthcare *	48,400	3,852
HealthSouth	26,043	1,207
Henry Schein *	10,521	863
Heska *	7,712	679
Hill-Rom Holdings	2,348	174
Humana	23,961	5,838
ICON *	14,979	1,706

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ICU Medical *	5,492	$1,021
Idexx Laboratories *	14,251	2,216
Johnson & Johnson	276,385	35,933
Laboratory Corp of America Holdings *	36,411	5,497
LeMaitre Vascular	18,076	676
Mallinckrodt *	9,294	347
Masimo *	9,323	807
McKesson	13,078	2,009
Merck	530,453	33,965
Mettler Toledo International *	719	450
NeoGenomics *	4,233	47
Owens & Minor	85,348	2,492
Pfizer	670,034	23,920
PRA Health Sciences *	7,794	594
Premier, Cl A *	2,979	97
Prestige Brands Holdings, Cl A *	11,696	586
Quest Diagnostics	87,849	8,226
Sanofi ADR	61,600	3,067
Tactile Systems Technology *	18,933	586
Taro Pharmaceutical Industries *	6,336	714
Teleflex	12,700	3,073
Tivity Health *	6,308	257
UnitedHealth Group	57,996	11,359
Utah Medical Products	6,072	447
Varex Imaging *	9,767	331
Varian Medical Systems *	19,200	1,921
Vertex Pharmaceuticals *	1,699	258
Vocera Communications *	26,002	816
Waters *	6,478	1,163
WellCare Health Plans *	1,880	323
Zoetis, Cl A	41,100	2,621

		248,494

Industrials — 7.2%
3M	9,651	2,026
Blue Bird *	19,903	410
Boeing	51,502	13,092
Brink’s	401	34
Danaher, Cl A	3,748	322
Deere	63,600	7,988
Delta Air Lines, Cl A	50,791	2,449
Expeditors International of Washington	36,941	2,211
FedEx	15,900	3,587
Hawaiian Holdings	7,692	289
JetBlue Airways *	18,066	335
Landstar System	11,775	1,173
Lockheed Martin	17,163	5,326
ManpowerGroup	11,868	1,398
Moog, Cl A *	8,508	710
MSC Industrial Direct, Cl A	15,643	1,182
Nexeo Solutions *	20,876	152
Northrop Grumman	20,593	5,925

SEI Institutional Managed Trust / Annual Report / September 30, 2017	55

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Omega Flex	370	$27
Owens Corning	36,668	2,836
Raytheon	39,400	7,351
Republic Services	180,600	11,930
Southwest Airlines, Cl A	47,742	2,673
Spirit AeroSystems Holdings, Cl A	30,963	2,406
United Continental Holdings *	33,421	2,035
United Parcel Service, Cl B	32,299	3,879
United Technologies	74,500	8,648
Waste Management	311,108	24,350

		114,744

Information Technology — 12.0%
Adobe Systems *	17,477	2,607
Alphabet, Cl A *	1,388	1,352
Amdocs	387,743	24,940
Amkor Technology *	59,572	628
Appfolio, Cl A *	7,196	345
Apple	128,646	19,827
Applied Materials	58,117	3,027
Aspen Technology *	47,391	2,977
Atlassian, Cl A *	34,949	1,228
Booz Allen Hamilton Holding, Cl A	147,269	5,506
CA	127,350	4,251
Cadence Design Systems *	69,825	2,756
CDK Global	3,790	239
CDW	10,584	699
Cisco Systems	410,200	13,795
Citrix Systems *	30,579	2,349
CommVault Systems *	1,349	82
Convergys	97,600	2,527
Corning, Cl B	120,900	3,617
CSG Systems International	10,512	422
Dell Technologies, Cl V *	119,541	9,230
DST Systems	730	40
eBay *	137,693	5,296
Electronic Arts *	8,966	1,059
F5 Networks, Cl A *	2,567	309
Facebook, Cl A *	9,168	1,567
Forrester Research	20,059	839
HP	42,819	855
IAC *	13,437	1,580
Intel	300,634	11,448
International Business Machines	73,000	10,591
Intuit	19,411	2,759
Jabil	90,921	2,596
Juniper Networks	7,086	197
Micron Technology *	7,325	288
Microsoft	22,806	1,699
Motorola Solutions	105,193	8,928
NetApp	98,544	4,312
ON Semiconductor *	11,526	213

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Oracle, Cl B	155,246	$7,506
Qualcomm	126,000	6,532
RealPage *	14,741	588
Sanmina *	9,470	352
Square, Cl A *	111,563	3,214
Sykes Enterprises *	5,752	168
Synopsys *	35,204	2,835
TE Connectivity	29,924	2,485
Tech Data *	30,000	2,665
Teradyne	39,341	1,467
Upland Software *	2,335	49
VeriSign *	26,794	2,851
Western Union	154,100	2,959

		190,651

Materials — 1.8%
AdvanSix *	21,427	852
Avery Dennison	44,400	4,366
Bemis	102,600	4,676
Berry Global Group *	20,371	1,154
Cabot	9,907	553
GCP Applied Technologies *	3,914	120
Kaiser Aluminum	26,200	2,702
LyondellBasell Industries, Cl A	19,735	1,955
Pan American Silver	18,718	319
Schweitzer-Mauduit International	60,500	2,508
Silgan Holdings	104,500	3,075
Sonoco Products	103,900	5,242
Trinseo	24,550	1,647

		29,169

Real Estate — 3.3%
American Homes 4 Rent, ClA ‡	29,621	643
Anworth Mortgage Asset ‡	93,474	562
Apollo Commercial Real Estate Finance ‡	209,092	3,787
Apple Hospitality ‡	186,384	3,524
Brixmor Property Group ‡	145,800	2,741
Capstead Mortgage ‡	97,293	939
Chimera Investment ‡	11,884	225
City Office	25,978	358
Columbia Property Trust ‡	29,135	634
Easterly Government Properties ‡	40,203	831
Four Corners Property Trust ‡	21,473	535
Gaming and Leisure Properties ‡	51,681	1,906
Getty Realty ‡	6,437	184
Great Ajax ‡	6,210	87
Hospitality Properties Trust ‡	30,127	858
Host Hotels & Resorts ‡	40,459	748
InfraREIT ‡	20,110	450
Jernigan Capital ‡	2,315	48
LaSalle Hotel Properties ‡	26,701	775
Liberty Property Trust ‡	26,613	1,093

56	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mack-Cali Realty ‡	15,929	$378
Maui Land & Pineapple *	12,991	181
Mid-America Apartment Communities ‡	34,700	3,709
MTGE Investment	59,245	1,149
National Health Investors ‡	57,000	4,405
Outfront Media ‡	4,431	111
Owens Realty Mortgage ‡	5,035	92
Piedmont Office Realty Trust, Cl A ‡	273,000	5,504
PS Business Parks ‡	10,803	1,442
Retail Properties of America, Cl A ‡	315,600	4,144
RMR Group	8,609	442
Ryman Hospitality Properties	6,360	397
Select Income ‡	15,967	374
Senior Housing Properties Trust ‡	210,547	4,116
Sun Communities ‡	5,365	460
Tier ‡	13,825	267
Two Harbors Investment ‡	389,150	3,923
Xenia Hotels & Resorts ‡	10,388	219

		52,241

Telecommunication Services — 5.1%
AT&T	658,033	25,775
BCE	82,400	3,852
Nippon Telegraph & Telephone ADR	86,900	3,973
NTT DoCoMo ADR	260,300	5,932
Rogers Communications, Cl B	9,260	477
SK Telecom ADR	191,000	4,697
TELUS	180,274	6,473
Verizon Communications	583,229	28,864

		80,043

Utilities — 11.0%
AES	113,830	1,254
ALLETE	10,633	822
Ameren	111,000	6,420
American Electric Power	259,230	18,208
California Water Service Group, Cl A	9,522	363
Centerpoint Energy	175,519	5,127
Chesapeake Utilities	7,406	580
CMS Energy	53,889	2,496
Consolidated Edison	86,400	6,971
DTE Energy	24,700	2,652
Edison International	157,821	12,179

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
El Paso Electric, Cl A	24,847	$1,373
Entergy	149,509	11,416
Exelon	645,690	24,323
FirstEnergy	229,300	7,069
Hawaiian Electric Industries	97,419	3,251
Idacorp, Cl A	23,399	2,057
Korea Electric Power ADR	172,200	2,886
MGE Energy	5,829	377
NextEra Energy	23,041	3,377
Northwest Natural Gas	17,621	1,135
NorthWestern	21,996	1,252
NRG Yield, Cl A	6,909	131
OGE Energy	4,860	175
PG&E	100,686	6,856
Pinnacle West Capital	63,576	5,376
PNM Resources	17,377	700
Portland General Electric	75,961	3,467
PPL	333,990	12,675
Public Service Enterprise Group	238,745	11,042
RGC Resources	697	20
SCANA	80,300	3,894
SJW	6,049	342
Southwest Gas Holdings	11,064	859
Spire	2,642	197
UGI	36,148	1,694
Unitil	22,335	1,105
Vectren	12,662	833
Vistra Energy	123,882	2,315
Xcel Energy	132,683	6,279

		173,548

Total Common Stock (Cost $1,289,000) ($ Thousands)		1,545,810

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	32,713,195	32,713

Total Cash Equivalent (Cost $32,713) ($ Thousands)		32,713

Total Investments in Securities — 99.8% (Cost $1,321,713) ($ Thousands)		$1,578,523

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	169	Dec-2017	$20,977	$21,261	$284

Percentages are based on Net Assets of $1,581,542 ($ Thousands).	* Non-income producing security.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	57

SCHEDULE OF INVESTMENTS

September 30, 2017

U.S. Managed Volatility Fund (Concluded)

**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

ADR — American Depositary Receipt

Cl — Class

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,545,810	$–	$–	$1,545,810
Cash Equivalent	32,713	–	–	32,713

Total Investments in Securities	$1,578,523	$–	$–	$1,578,523

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$284	$–	$–	$284

Total Other Financial Instruments	$284	$–	$–	$284

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$ 39,118	$ 428,961	$ (435,366)	$ -	$ -	$ 32,713	$ 146

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

58	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Global Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.1%

Australia — 2.9%
AGL Energy	302,735	$5,551
Aurizon Holdings	396,225	1,523
AusNet Services	581,811	771
Coca-Cola Amatil	354,615	2,151
Cochlear	8,786	1,098
CSL	82,601	8,682
Flight Centre	38,106	1,346
LendLease Group	186,932	2,628
New Century Resources *	79,806	72
Orica	55,091	855
Qantas Airways	16,181	74
Sonic Healthcare	65,391	1,073
South32	1,019,093	2,615
Stockland	36,630	124
Telstra, Cl B	1,635,953	4,480
Wesfarmers	283,998	9,210
		42,253

Austria — 1.4%
Agrana Beteiligungs	6,400	813
Erste Group Bank	16,661	720
EVN	5,476	86
Oberbank	594	55
Oesterreichische Post	69,674	3,217
OMV	6,227	363
Polytec Holding	8,743	207
Raiffeisen Bank International	23,621	792
Telekom Austria, Cl A	91,176	827
Verbund	75,763	1,786
voestalpine	238,610	12,171
		21,037

Belgium — 0.7%
Colruyt	101,837	5,217
Elia System Operator	14,080	816
Greenyard	8,236	188
Proximus SADP	95,592	3,295
Sipef	1,318	97
		9,613

Canada — 7.3%
Atco, Cl I	122,277	4,478
Bank of Montreal	134,217	10,134
Barrick Gold	183,900	2,953
BCE	157,083	7,356
BTB	7,200	27
Canadian Imperial Bank of Commerce	61,668	5,383
Canadian Tire, Cl A	12,900	1,602
Canadian Utilities, Cl A	80,086	2,481
CCL Industries, Cl B	46,600	2,250
Cineplex	18,916	591
Cogeco Communications	1,600	118
Constellation Software	2,600	1,415

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Dollarama	38,400	$4,192
Dream Global Real Estate Investment Trust	39,800	350
Emera	125,729	4,751
George Weston	86,380	7,504
Goldcorp	72,700	942
H&R ‡	102,400	1,764
Intact Financial	37,300	3,074
Jean Coutu Group PJC, Cl A	28,100	546
Kinross Gold *	361,100	1,528
Loblaw	90,100	4,906
Maple Leaf Foods	47,627	1,295
Metro, Cl A	91,500	3,139
Morguard ‡	5,637	64
Morguard North American Residential	4,900	61
National Bank of Canada	216,700	10,405
Open Text	12,807	412
RioCan ‡	92,800	1,776
Rogers Communications, Cl B	193,700	9,965
Rogers Sugar	49,208	249
Royal Bank of Canada	1,000	77
Saputo	7,800	269
Shaw Communications, Cl B	327,955	7,531
Toronto-Dominion Bank	55,792	3,134
True North	6,100	32
		106,754

China — 0.0%

Yangzijiang Shipbuilding Holdings	258,900	273

Denmark — 2.3%
Carlsberg, Cl B	93,237	10,205
Coloplast, Cl B	7,871	639
GN Store Nord	179,999	6,171
H Lundbeck, Cl H	7,457	430
ISS	32,743	1,317
Matas	10,339	151
Novo Nordisk, Cl B	102,232	4,888
Royal Unibrew	68,978	3,781
Schouw	12,244	1,331
TDC	183,069	1,073
United International Enterprises	266	56
William Demant Holding *	138,120	3,647
		33,689

Finland — 0.3%
DNA	41,154	720
Elisa	26,419	1,138
Orion, Cl A	2,673	124
Orion, Cl B	59,362	2,755
Raisio, Cl V	10,444	45
		4,782

France — 1.3%
Aeroports de Paris, Cl A	12,008	1,942

SEI Institutional Managed Trust / Annual Report / September 30, 2017	59

SCHEDULE OF INVESTMENTS

September 30, 2017

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Albioma	2,084	$47
Atos	5,857	909
Boiron	654	58
Credit Agricole	360,553	6,556
Dassault Aviation	1,410	2,281
Engie	204,880	3,480
Eutelsat Communications	20,106	596
GL Events	3,124	104
Groupe Guillin	3,090	159
Metropole Television	20,142	466
Rallye	10,765	200
Veolia Environnement	76,730	1,773
Vilmorin & Cie	2,344	211
		18,782

Germany — 1.7%
Aareal Bank	20,964	888
Aurubis	26,753	2,168
Beiersdorf	5,611	604
Bijou Brigitte	483	31
CECONOMY	100,212	1,180
Deutsche Lufthansa	33,999	945
Fielmann	14,144	1,226
Freenet	166,756	5,577
Hornbach Holding & KGaA	2,111	195
KWS Saat	697	305
MAN	2,451	277
McKesson Europe	11,402	354
Merck KGaA	38,721	4,308
METRO*	68,795	1,455
MVV Energie	2,427	65
Rhoen Klinikum	99,275	3,344
Salzgitter	15,171	688
Suedzucker	3,180	68
Wuestenrot & Wuerttembergische	15,091	410
		24,088

Guernsey — 0.6%
Amdocs	141,376	9,093

Hong Kong — 4.8%
ASM Pacific Technology	342,900	4,939
BOC Hong Kong Holdings	631,500	3,068
CK Asset Holdings ‡	149,000	1,233
CK Infrastructure Holdings	635,000	5,463
CLP Holdings, Cl B	1,624,656	16,651
First Pacific	756,000	603
Guoco Group	8,000	120
Hang Seng Bank	63,700	1,553
HK Electric Investments & HK Electric Investments (A)	1,691,500	1,542
HKT Trust & HKT	3,521,000	4,278
Hong Kong Aircraft Engineering	26,000	171
Hopewell Holdings	52,000	202

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hutchison Port Holdings, Cl U	1,674,000	$720
Hysan Development	86,000	405
I-CABLE Communications *	98,323	3
Jardine Matheson Holdings	1,500	95
Kerry Properties	257,000	1,064
Langham Hospitality Investments and Langham Hospitality Investments	330,000	140
Li & Fung	378,000	190
Link ‡	659,000	5,341
Miramar Hotel & Investment	70,000	154
MTR	649,000	3,789
New World Development	181,000	260
NWS Holdings	238,000	464
PCCW	1,947,000	1,054
Power Assets Holdings	533,500	4,621
Regal Hotels International Holdings	610,000	449
Regal Real Estate Investment Trust	269,000	80
Shangri-La Asia	332,000	616
Sun Hung Kai Properties	17,000	276
Sunlight	310,000	201
Swire Pacific, Cl A ‡	103,000	1,000
Transport International Holdings, Cl B	115,200	365
WH Group (A)	5,417,500	5,757
Wheelock	140,000	985
Yue Yuen Industrial Holdings	549,500	2,089
		69,941

Ireland — 0.0%
Hibernia	341,851	616

Israel — 1.6%
Amot Investments	138,491	770
Ashtrom Group	16,195	61
Bank Hapoalim	1,360,351	9,528
Bank Leumi Le-Israel	1,523,061	8,099
Israel Discount Bank, Cl A *	1,312,866	3,315
Maabarot Products	1,705	31
Mediterranean Towers	23,508	42
Rami Levy Chain Stores Hashikma Marketing 2006	8,366	428
Shufersal	145,438	855
Strauss Group	10,642	200

		23,329

Italy — 0.7%
ACEA	14,324	222
Banca Mediolanum	394,738	3,453
Hera	1,651,751	5,194
Iren	373,915	1,004
Orsero *	4,900	57

		9,930

Japan — 7.0%
Aeon Hokkaido	17,100	95

60	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ahjikan	2,500	$25
Albis	4,900	191
Alpen	42,169	821
Amiyaki Tei	2,300	97
Aozora Bank	27,500	1,046
Araya Industrial	2,600	49
Arcland Sakamoto	3,900	59
Asahi Holdings	2,700	55
Asante	2,200	39
Atsugi	23,900	270
Benesse, Cl A	2,800	101
Bookoff	6,100	44
Brother Industries	37,400	870
Can Do	4,500	72
Central Sports	2,800	96
CK-San-Etsu	1,000	25
Computer Institute of Japan	24,800	141
Daiichi Sankyo	185,579	4,184
Daisyo	1,700	26
Dunlop Sports	2,921	42
DyDo Group Holdings	36,590	1,742
EDION	84,400	791
Eisai	43,600	2,237
EMS-Chemie Holding	4,333	2,884
Feed One	91,900	215
Fujitsu	384,000	2,852
Fujiya	17,100	382
G-7 Holdings, Cl 7	9,000	183
Gakkyusha	2,900	39
Genki Sushi	3,100	73
HABA Laboratories	1,500	68
Hakudo	2,200	41
Heiwa Real Estate	156	126
Hokkaido Gas	26,000	66
Hoya	49,100	2,650
Idemitsu Kosan	6,000	169
Imuraya Group	1,200	22
Invesco Office	899	856
Itochu-Shokuhin	2,003	90
Japan Airlines	40,400	1,367
Japan Logistics Fund	151	281
Japan Tobacco	113,100	3,705
J-Oil Mills	2,500	88
Kadoya Sesame Mills	1,000	51
Kato Sangyo	29,100	875
KDDI	77,700	2,048
Keiyo	42,700	291
Key Coffee	1,600	31
King Jim	14,000	125
Kirin Holdings	30,400	715
Kirindo Holdings	4,600	54
Kohnan Shoji	69,746	1,309

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kohsoku	2,600	$28
Kojima *	76,800	275
Kurimoto	8,700	181
Kyokuyo	14,200	421
KYORIN Holdings	109,700	2,207
Kyoritsu Printing	19,100	58
Kyoto Kimono Yuzen	9,200	75
LaSalle Logiport	1,006	979
Marubeni	332,300	2,269
Marudai Food	42,636	202
McDonald’s Holdings Japan	113,400	5,017
Medipal Holdings	18,300	318
Ministop	47,755	927
Mitsubishi	4,500	105
Mitsubishi Gas Chemical	105,900	2,481
Mitsubishi Tanabe Pharma	294,400	6,748
Mitsui	207,300	3,063
Mitsui Sugar	23,700	797
Mixi	7,800	376
Miyoshi Oil & Fat	10,600	139
Mochida Pharmaceutical	6,300	463
Molitec Steel	14,800	59
Morozoff	1,100	71
Mory Industries	4,000	93
MOS Food Services	50,758	1,580
MrMax Holdings	76,103	366
NAC	12,200	106
Nakamuraya	900	40
Neturen	7,600	76
Nihon Yamamura Glass	101,000	179
NIPPON	427	1,227
Nippon Beet Sugar Manufacturing	5,000	108
Nippon BS Broadcasting	8,200	93
Nippon Express	8,800	573
Nippon Flour Mills	81,934	1,248
Nippon Koshuha Steel	5,900	59
Nippon Light Metal Holdings	33,200	94
Nippon Prologis ‡	184	388
Nisshin Oillio Group	45,952	1,506
Nissui Pharmaceutical	10,800	135
NTT DOCOMO	256,700	5,862
Ohmoto Gumi	800	33
Ohsho Food Service	6,400	257
Okinawa Electric Power	78,210	1,719
Okuwa	10,000	103
Oracle Japan	42,600	3,345
Osaka Gas	166,400	3,092
Otsuka	4,700	301
OUG Holdings	1,300	32
PIA	2,700	128
Plenus	25,400	561
Proto	3,600	65

SEI Institutional Managed Trust / Annual Report / September 30, 2017	61

SCHEDULE OF INVESTMENTS

September 30, 2017

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Retail Partners	5,500	$65
Rhythm Watch	1,900	40
Rock Field	18,762	333
Sagami Chain	6,300	77
San Holdings	1,900	46
SD Entertainment	1,800	17
Senshukai	9,500	58
SFP Holdings	9,500	148
Shibusawa Warehouse	2,000	36
Shoei Foods	4,700	193
Showa Sangyo	5,800	150
Soken Chemical & Engineering	3,400	71
ST	11,900	265
Start Today	7,300	231
Starzen	12,700	619
Studio Alice	17,532	424
Sumitomo	6,800	98
Sumitomo Dainippon Pharma	54,800	713
Taiko Pharmaceutical	30,700	639
Takara Holdings	51,700	472
Takeda Pharmaceutical	22,400	1,237
Toho	4,300	103
Tokai	4,805	205
Tokyo Gas	20,400	500
Tokyo Rakutenchi	400	21
Tokyo Theatres	16,900	221
Trend Micro	30,300	1,491
Tsumura	72,300	2,601
United Super Markets Holdings	14,700	141
Vital KSK Holdings	59,400	492
Waseda Academy	2,200	34
WIN-Partners	9,200	123
Yamatane	8,500	144
Yamaya	1,800	27
Yashima Denki	4,500	37
Yasuda Logistics	12,800	103
Yellow Hat	14,700	417
Yodogawa Steel Works	2,000	55
Yoshinoya Holdings	162,204	2,672
ZERIA Pharmaceutical	33,800	604
		101,325

Jersey — 0.1%
Randgold Resources	7,755	761

Luxembourg — 0.2%
RTL Group	18,720	1,417
SES, Cl A	68,546	1,500
		2,917

Netherlands — 0.2%
ABN AMRO Group (A)	30,351	909
Amsterdam Commodities	7,913	232
ForFarmers	78,545	1,022

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Heineken Holding	10,566	$993
Sligro Food Group	9,753	449

		3,605

New Zealand — 2.0%
Abano Healthcare Group	3,951	27
Argosy Property	361,070	271
Arvida Group	244,768	216
Auckland International Airport	343,220	1,598
Chorus	401,827	1,139
Contact Energy	1,403,586	5,581
EBOS Group	23,182	287
Fisher & Paykel Healthcare	691,471	6,388
Fletcher Building	462,117	2,669
Freightways	45,124	254
Genesis Energy	72,181	125
Goodman Property Trust	595,385	551
Kiwi Property Group	962,910	940
Mainfreight	3,460	62
Mercury NZ	826,179	2,025
Meridian Energy	129,503	266
Metlifecare	44,417	186
Oceania Healthcare *	160,026	110
Property for Industry	140,609	172
Restaurant Brands New Zealand	15,713	77
Ryman Healthcare	137,400	921
Sanford	10,470	58
Skellerup Holdings	21,548	26
Spark New Zealand	1,573,533	4,152
Stride Property Group	75,455	89
Summerset Group Holdings	55,485	204
Synlait Milk *	34,957	168
Tegel Group Holdings	77,476	73
Trustpower	17,541	70
Vector	94,500	223
Vital Healthcare Property Trust	48,666	78
Warehouse Group	18,762	30
Z Energy	30,462	162
		29,198

Norway — 1.6%
Austevoll Seafood	16,866	176
Norsk Hydro	290,575	2,114
Orkla	1,036,596	10,639
Selvaag Bolig	11,051	47
Telenor	476,079	10,071
		23,047

Panama — 0.7%
Carnival	148,112	9,564

Portugal — 0.3%
Jeronimo Martins SGPS	99,741	1,968

62	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Redes Energeticas Nacionais	665,000	$2,165
		4,133

Singapore — 1.9%
AIMS AMP Capital Industrial	139,200	144
Ascendas Hospitality Trust	469,300	288
BreadTalk Group	39,300	46
Cache Logistics Trust	528,300	325
CapitaLand Commercial Trust ‡	2,430,200	2,962
CapitaMall Trust	1,514,200	2,230
CDL Hospitality Trusts	544,300	649
City Developments	16,700	139
ComfortDelGro	731,100	1,120
DBS Group Holdings	112,200	1,720
EC World Real Estate Investment Trust Unit	55,800	32
Far East Hospitality Trust	590,800	291
First	196,000	193
Fraser and Neave	20,400	38
Frasers Centrepoint	72,400	111
Frasers Hospitality Trust	246,100	136
Genting Singapore	771,900	665
GL	55,600	35
IREIT Global	88,100	50
Jardine Strategic Holdings	4,600	199
Manulife US Real Estate Investment Trust	91,600	84
Mapletree Greater China Commercial Trust	425,600	362
Mapletree Logistics Trust	1,202,000	1,098
Olam International	49,200	73
OUE	55,100	79
OUE Hospitality Trust	382,600	223
Oversea-Chinese Banking	54,100	445
QAF	30,100	27
SATS	341,000	1,158
Sheng Siong Group	499,300	338
SIA Engineering	147,500	379
Singapore Airlines	256,300	1,895
Singapore Press Holdings	586,900	1,176
Singapore Technologies Engineering	371,600	941
Singapore Telecommunications	408,900	1,108
Soilbuild Business Space	323,300	167
SPH	201,700	148
StarHub	1,299,167	2,487
Suntec	146,100	201
United Overseas Bank	36,100	625
Venture	87,259	1,133
Viva Industrial Trust	339,700	236
Wilmar International	910,700	2,133
		27,889

Spain — 0.4%
Ebro Foods	95,180	2,256
Grifols	10,824	315

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Iberdrola	461,386	$3,585
		6,156

Sweden — 2.3%
Axfood	350,279	5,995
Catena	1,638	29
Clas Ohlson, Cl B	10,213	189
Essity, Cl B *	80,522	2,186
ICA Gruppen	258,567	9,697
Svenska Cellulosa SCA, Cl B	64,544	546
Swedish Match	339,138	11,871
Tele2, Cl B	16,130	184
Telia	672,080	3,158
		33,855

Switzerland — 6.0%
ABB	75,486	1,868
Allreal Holding, Cl A	18,284	3,207
Alpiq Holding	2,180	176
Baloise Holding	6,861	1,086
Barry Callebaut	213	327
Bell Food Group	243	113
BKW	10,313	620
Chocoladefabriken Lindt & Spruengli	171	1,422
Coca-Cola HBC	77,480	2,625
Conzzeta	303	320
Flughafen Zurich	18,844	4,265
Forbo Holding	558	891
Intershop Holding	158	78
Kaba Holding	1,291	1,318
Kuehne & Nagel International	898	166
Mobimo Holding	2,811	760
Nestle	211,811	17,753
Novartis	166,517	14,266
Pargesa Holding	3,060	255
Roche Holding	30,725	7,849
Schindler Holding	11,480	2,538
SGS, Cl B	591	1,419
Siegfried Holding	3,677	1,211
Sonova Holding	43,215	7,338
Straumann Holding	826	531
Swiss Prime Site	43,495	3,913
Swisscom	13,642	6,996
Swissquote Group Holding	2,446	92
Valora Holding	9,348	3,275
Vontobel Holding	1,656	106
Zug Estates Holding, Cl B	43	80
		86,864

United Kingdom — 3.4%
A.G. Barr	15,592	129
Aviva	68,315	472
BCA Marketplace	103,786	306
Britvic	379,524	3,847

SEI Institutional Managed Trust / Annual Report / September 30, 2017	63

SCHEDULE OF INVESTMENTS

September 30, 2017

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Carnival	17,559	$1,117
Centrica	697,981	1,751
Close Brothers Group	78,263	1,549
Cranswick	27,762	1,099
Diageo	267,834	8,815
easyJet	22,965	375
Empiric Student Property	55,520	75
Eurocell	7,373	25
F&C UK Real Estate Investment	27,598	39
Focusrite	6,827	25
G4S	74,168	277
GlaxoSmithKline	17,358	347
Grainger	14,911	54
Greggs	164,376	2,750
Hansteen Holdings	26,563	49
Imperial Brands	111,605	4,768
John Menzies	14,366	139
Joules Group	33,564	122
Kingfisher	1,629,119	6,524
Mcbride	20,797	59
Melrose Industries	40,201	115
Microgen	14,503	95
Moneysupermarket.com Group	75,250	321
National Express Group	171,300	813
QinetiQ Group	191,591	635
Rank Group	13,575	40
Rentokil Initial	309,043	1,246
Rightmove	41,784	2,268
Rio Tinto	48,990	2,557
Secure Income	20,229	102
Softcat	114,574	646
SSE	296,702	5,561
SSP Group	30,951	223
Tate & Lyle	9,411	82
Telecom Plus	3,125	45
Tritax Big Box	222,506	425
ULS Technology	3,220	5

		49,892

United States — 45.4%
AbbVie	26,923	2,392
Aetna, Cl A	29,090	4,626
Agilent Technologies	5,443	349
AGNC Investment ‡	871,601	18,896
Altria Group	186,895	11,853
American National Insurance	2,372	280
AmerisourceBergen, Cl A	10,207	845
Amgen, Cl A	2,870	535
Annaly Capital Management ‡	865,718	10,553
Anthem	10,844	2,059
Appfolio, Cl A *	11,552	554
AptarGroup	10,238	884
Ares Commercial Real Estate ‡	48,161	641

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Avery Dennison	10,628	$1,045
AVX	19,461	355
BankFinancial	7,144	114
Baxter International	18,777	1,178
Beneficial Bancorp	213,327	3,541
Berkshire Hathaway, Cl B *	48,503	8,892
Bio-Rad Laboratories, Cl A *	47,156	10,479
BWX Technologies, Cl W	9,426	528
Capitol Federal Financial	226,653	3,332
Chemed	52,849	10,678
Church & Dwight	65,531	3,175
Churchill Downs	4,449	917
Cigna	19,615	3,667
Cisco Systems	209,625	7,050
Clorox	120,559	15,903
Coca-Cola	313,619	14,116
Colgate-Palmolive	135,965	9,905
Comcast, Cl A	174,512	6,715
Consolidated Edison	26,386	2,129
Costco Wholesale	31,145	5,117
Crown Holdings *	8,472	506
Danaher, Cl A	117,032	10,039
Darden Restaurants	49,860	3,928
Dr Pepper Snapple Group	16,109	1,425
Edgewell Personal Care *	6,810	496
Ellington Residential Mortgage ‡	6,136	89
Estee Lauder, Cl A	96,068	10,360
Exelon	221,942	8,361
Expeditors International of Washington	6,307	378
First Northwest Bancorp *	6,976	119
Fresh Del Monte Produce	73,910	3,360
Gap	141,728	4,185
Gilead Sciences	99,235	8,040
Graham Holdings, Cl B	1,600	936
Grand Canyon Education *	1,011	92
Haemonetics *	19,494	875
Henry Schein *	40,538	3,324
Hershey	19,372	2,115
Home Depot	63,923	10,455
Humana	50,401	12,279
IAC *	32,910	3,870
Interpublic Group	111,649	2,321
Intuitive Surgical *	5,662	5,922
J&J Snack Foods	15,226	1,999
Johnson & Johnson	151,599	19,709
JPMorgan Chase	35,476	3,388
Kaiser Aluminum	59,837	6,172
Kearny Financial	235,945	3,622
Kellogg	30,055	1,875
Kimball International, Cl B	24,329	481
Kimberly-Clark	49,918	5,874
Lincoln National	124,572	9,154

64	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Live Nation *	184,599	$8,039
Luminex	7,275	148
Madison Square Garden *	6,697	1,434
ManpowerGroup	82,673	9,741
Marchex, Cl B *	10,578	33
Masimo *	45,763	3,961
Mastercard, Cl A	66,479	9,387
Materion	3,148	136
McDonald’s	129,952	20,361
Medifast	17,360	1,031
Merck	157,053	10,056
Meridian Bancorp	59,696	1,113
MetLife	205,195	10,660
Mettler Toledo International *	17,574	11,004
MTGE Investment	48,182	935
National Healthcare	12,906	808
National Western Life Group, Cl A	1,518	530
New York Times, Cl A	99,956	1,959
Northfield Bancorp	4,170	72
Northrop Grumman	5,180	1,490
NorthStar Realty Europe	170,202	2,180
Northwest Bancshares	179,116	3,093
Oil-Dri Corp of America	1,780	87
Omnicom Group	14,982	1,110
Owens & Minor	92,187	2,692
PepsiCo	134,313	14,966
PerkinElmer	32,531	2,244
Pfizer	294,129	10,500
Philip Morris International	88,791	9,857
Playa Hotels & Resorts *	6,239	65
Prestige Brands Holdings, Cl A *	16,614	832
Priceline Group *	1,926	3,526
Procter & Gamble	187,363	17,046
Prudential Financial	63,640	6,766
Quest Diagnostics	107,105	10,029
RCI Hospitality Holdings	14,074	348
Reinsurance Group of America, Cl A	35,836	5,000
Reliance Steel & Aluminum	123,148	9,380
Republic Services	178,981	11,823
Scholastic, Cl B	48,823	1,816
Service International	75,567	2,607
SI Financial Group	4,227	63
Southern	121,989	5,995
Spectrum Brands Holdings	59,169	6,267
Starwood Property Trust ‡	18,954	412
Symantec, Cl A	57,208	1,877
Synopsys *	55,820	4,495
Sysco, Cl A	222,527	12,005
Teleflex	46,842	11,334
Telephone & Data Systems	43,322	1,208
Timberland Bancorp	1,923	60
Travelport Worldwide	81,708	1,283

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Trustco Bank NY	91,826	$817
Tyson Foods, Cl A	79,386	5,593
United Parcel Service, Cl B	84,008	10,089
United Technologies	1,763	205
United Therapeutics *	50,202	5,883
UnitedHealth Group	17,739	3,474
Unitil	8,346	413
Universal	69,317	3,972
Unum Group	50,390	2,576
Varian Medical Systems *	70,824	7,087
Vector Group	166,072	3,400
VMware, Cl A *	57,033	6,227
Voya Financial	285,179	11,376
VWR *	38,245	1,266
Walgreens Boots Alliance	44,399	3,428
Wal-Mart Stores	123,212	9,628
Walt Disney	94,631	9,328
Waste Management	145,909	11,420
Waterstone Financial	28,550	557
Zoetis, Cl A	31,226	1,991

		661,646
Total Common Stock (Cost $1,208,108) ($ Thousands)		1,415,032

PREFERRED STOCK — 0.3%
Germany — 0.3%
Henkel & KGaA	25,051	3,410

Sweden — 0.0%
Akelius Residential Property	11,767	482

Total Preferred Stock (Cost $3,751) ($ Thousands)		3,892

	Number of Rights

RIGHTS — 0.0%
New Zealand — 0.0%
Arvida Group, Expires 10/12/2017	1	–

Singapore — 0.0%
CapitaLand Commercial Trust, Expires 10/24/2017	403,413	87
Manulife US Real Estate Investment Trust, Expires 10/19/2017	37,556	8
MapleTree Logistics, Expires 10/09/2017	120,200	8

Total Rights (Cost $—) ($ Thousands)		103

SEI Institutional Managed Trust / Annual Report / September 30, 2017	65

SCHEDULE OF INVESTMENTS

September 30, 2017

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	34,015,918	$34,016

Total Cash Equivalent (Cost $34,016) ($ Thousands)		34,016

Total Investments — 99.7% (Cost $1,245,875) ($ Thousands)		$1,453,043

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	60	Dec-2017	$2,511	$2,537	$56
FTSE 100 Index	15	Dec-2017	1,463	1,475	3
Hang Seng Index	3	Oct-2017	526	528	2
S&P 500 Index E-MINI	85	Dec-2017	10,478	10,693	215
SPI 200 Index	7	Dec-2017	792	778	(4)
TOPIX Index	11	Dec-2017	1,609	1,637	59

			$17,379	$17,648	$331

66	SEI Institutional Managed Trust / Annual Report / September 30, 2017

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/30/17	USD	11	NOK	84	$–
Brown Brothers Harriman	10/30/17	USD	10	GBP	8	–
Brown Brothers Harriman	10/30/17	USD	34	GBP	26	–
Brown Brothers Harriman	10/30/17	USD	51	SEK	416	–
Brown Brothers Harriman	10/30/17	USD	65	NZD	90	–
Brown Brothers Harriman	10/30/17	USD	2	NZD	3	–
Brown Brothers Harriman	10/30/17	USD	70	DKK	441	–
Brown Brothers Harriman	10/30/17	USD	158	CAD	195	(2)
Brown Brothers Harriman	10/30/17	USD	140	HKD	1,091	–
Brown Brothers Harriman	10/30/17	USD	86	HKD	668	–
Brown Brothers Harriman	10/30/17	USD	242	CHF	234	1
Brown Brothers Harriman	10/30/17	USD	258	EUR	219	1
Brown Brothers Harriman	10/30/17	USD	72	JPY	8,145	–
Brown Brothers Harriman	10/30/17	USD	210	JPY	23,507	(1)
Brown Brothers Harriman	10/30/17	GBP	18,931	USD	25,566	149
Brown Brothers Harriman	10/30/17	SGD	20,212	USD	14,963	69
Brown Brothers Harriman	10/30/17	SGD	22	USD	16	–
Brown Brothers Harriman	10/30/17	NZD	20,962	USD	15,232	92
Brown Brothers Harriman	10/30/17	NZD	167	USD	120	(1)
Brown Brothers Harriman	10/30/17	AUD	28,933	USD	22,978	287
Brown Brothers Harriman	10/30/17	AUD	123	USD	96	–
Brown Brothers Harriman	10/30/17	CHF	105	USD	109	–
Brown Brothers Harriman	10/30/17	CHF	43,639	USD	45,114	(80)
Brown Brothers Harriman	10/30/17	EUR	54,414	USD	64,696	277
Brown Brothers Harriman	10/30/17	EUR	400	USD	470	(2)
Brown Brothers Harriman	10/30/17	CAD	64,728	USD	52,436	664
Brown Brothers Harriman	10/30/17	CAD	240	USD	192	–
Brown Brothers Harriman	10/30/17	NOK	92,121	USD	11,802	219
Brown Brothers Harriman	10/30/17	NOK	1,268	USD	159	–
Brown Brothers Harriman	10/30/17	DKK	106,133	USD	16,959	69
Brown Brothers Harriman	10/30/17	DKK	916	USD	145	–
Brown Brothers Harriman	10/30/17	SEK	144,150	USD	17,971	281
Brown Brothers Harriman	10/30/17	SEK	1,148	USD	141	–
Brown Brothers Harriman	10/30/17	HKD	152	USD	19	–
Brown Brothers Harriman	10/30/17	HKD	279,538	USD	35,802	(16)
Brown Brothers Harriman	10/30/17	JPY	5,847,354	USD	52,376	351
Brown Brothers Harriman	10/30/17	JPY	33,245	USD	296	–

						$2,358

Percentages	are based on Net Assets of $1,457,726 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $8,208 ($ Thousands), representing 0.6% of the Net Assets of the Fund.

SEI Institutional Managed Trust / Annual Report / September 30, 2017	67

SCHEDULE OF INVESTMENTS

September 30, 2017

Global Managed Volatility Fund (Concluded)

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times and the London Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P— Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,413,141	$1,891	$–	$1,415,032
Preferred Stock	3,892	–	–	3,892
Rights	103	–	–	103
Cash Equivalent	34,016	–	–	34,016

Total Investments in Securities	$1,451,152	$1,891	$–	$1,453,043

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$335	$–	$–	$335
Unrealized Depreciation	(4)	–	–	(4)
Forwards Contracts *
Unrealized Appreciation	–	2,460	–	2,460
Unrealized Depreciation	–	(102)	–	(102)

Total Other Financial Instruments	$331	$2,358	$–	$2,689

* Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$83,471	$ 178,236	$ (227,691)	$ -	$ -	$ 34,016	$ 186

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

68	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.7%

Consumer Discretionary — 7.1%
Aaron’s	8,033	$350
Best Buy	13,870	790
Big Lots	16,600	889
Brunswick	19,193	1,074
Canadian Tire, Cl A	29,600	3,677
Children’s Place	37,800	4,466
Comcast, Cl A	168,100	6,468
Dana	63,734	1,782
Darden Restaurants	65,500	5,160
Dollar General	13,022	1,055
Dunkin’ Brands Group	28,949	1,537
Fiat Chrysler Automobiles	30,990	555
Graham Holdings, Cl B	1,400	819
John Wiley & Sons, Cl A	8,440	452
Lear	6,268	1,085
Lowe’s	34,400	2,750
McDonald’s	41,554	6,511
NVR *	685	1,956
Sally Beauty Holdings *	154,900	3,033
Scripps Networks Interactive, Cl A	46,400	3,985
Target, Cl A	114,100	6,733
Tenneco	4,640	282
Ulta Beauty *	14,506	3,279
Walt Disney	140,049	13,805
Wyndham Worldwide	25,200	2,656

		75,149

Consumer Staples — 16.6%
Altria Group	234,072	14,845
Archer-Daniels-Midland	45,200	1,922
Church & Dwight	123,346	5,976
Clorox	54,877	7,239
Coca-Cola	127,693	5,748
Coca-Cola European Partners	49,400	2,056
Colgate-Palmolive	75,764	5,519
Conagra Brands	123,574	4,169
Costco Wholesale	40,733	6,692
CVS Health	75,600	6,148
Dr Pepper Snapple Group	64,545	5,710
Hershey	69,527	7,590
Ingredion	29,882	3,605
JM Smucker	55,357	5,809
Kellogg	22,947	1,431
Kimberly-Clark	65,486	7,706
Kroger	159,232	3,194
Lamb Weston Holdings	41,191	1,931
McCormick	72,119	7,402
Metro, Cl A	58,400	2,004
Nu Skin Enterprises, Cl A	29,523	1,815
PepsiCo	98,075	10,929
Philip Morris International	62,123	6,896

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pinnacle Foods	5,506	$315
Procter & Gamble	93,908	8,544
Sanderson Farms	29,093	4,699
Sysco, Cl A	134,231	7,242
Tyson Foods, Cl A	81,900	5,770
Universal	16,000	917
Wal-Mart Stores	251,605	19,660
Weis Markets	43,300	1,884

		175,367

Energy — 0.7%
Marathon Petroleum	32,171	1,804
Valero Energy	77,672	5,975

		7,779

Financials — 16.1%
Aflac	56,400	4,590
AGNC Investment ‡	167,951	3,641
Allstate	70,896	6,516
American Financial Group	41,500	4,293
Annaly Capital Management ‡	409,600	4,993
Arch Capital Group *	78,888	7,770
Assurant	13,330	1,273
Assured Guaranty	42,929	1,621
Axis Capital Holdings	177,972	10,200
Bank of America	26,785	679
Berkshire Hathaway, Cl B *	59,100	10,834
BOK Financial	52,300	4,659
Canadian Imperial Bank of Commerce	31,000	2,706
CBOE Holdings	120,129	12,930
Chubb	12,399	1,768
Everest Re Group	51,645	11,795
Fairfax Financial Holdings	2,520	1,308
Genworth MI Canada	23,900	708
Hanover Insurance Group, Cl A	19,700	1,910
MFA Financial ‡	624,682	5,472
Morningstar, Cl A	62,858	5,342
National Bank of Canada	54,700	2,626
New Mountain Finance	10,997	157
PNC Financial Services Group	21,400	2,884
Popular	6,756	243
ProAssurance	78,979	4,316
Progressive	115,800	5,607
Reinsurance Group of America, Cl A	13,729	1,916
RenaissanceRe Holdings	96,760	13,076
Starwood Property Trust ‡	113,800	2,472
TFS Financial	144,086	2,324
Toronto-Dominion Bank	63,900	3,589
Travelers	87,605	10,733
Validus Holdings	210,877	10,377
Voya Financial	16,682	665

SEI Institutional Managed Trust / Annual Report / September 30, 2017	69

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
White Mountains Insurance Group	4,079	$3,496

		169,489

Health Care — 15.7%
AbbVie	53,300	4,736
Aetna, Cl A	49,474	7,867
AmerisourceBergen, Cl A	64,617	5,347
Amgen, Cl A	16,800	3,132
Anthem	47,477	9,015
AstraZeneca ADR	107,200	3,632
Baxter International	124,505	7,813
Biogen *	4,990	1,563
Bio-Rad Laboratories, Cl A *	8,340	1,853
Bristol-Myers Squibb	27,911	1,779
Catalent *	30,835	1,231
Chemed	2,119	428
Edwards Lifesciences, Cl A *	2,820	308
Eli Lilly	93,318	7,982
Express Scripts Holding *	53,512	3,388
Gilead Sciences	56,200	4,553
Hill-Rom Holdings	9,563	708
Hologic *	40,619	1,490
Humana	15,187	3,700
ICON *	16,725	1,905
Johnson & Johnson	215,102	27,965
Laboratory Corp of America Holdings *	24,280	3,666
Masimo *	14,010	1,213
McKesson	11,300	1,736
Merck	265,429	16,995
Pfizer	646,425	23,077
Premier, Cl A *	80,647	2,627
Quest Diagnostics	57,634	5,397
Taro Pharmaceutical Industries *	4,198	473
UnitedHealth Group	39,100	7,658
Varian Medical Systems *	2,690	269
Vertex Pharmaceuticals *	2,595	395
Zoetis, Cl A	28,325	1,806

		165,707

Industrials — 12.3%
3M	30,082	6,314
Boeing	32,700	8,313
BWX Technologies, Cl W	33,432	1,873
EMCOR Group	19,642	1,363
Expeditors International of Washington	104,761	6,271
FedEx	21,100	4,760
General Dynamics	8,600	1,768
Huntington Ingalls Industries, Cl A	8,389	1,900
Kaman, Cl A	32,900	1,835
L3 Technologies	23,577	4,443
Landstar System	46,398	4,624
Lockheed Martin	34,838	10,810

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ManpowerGroup	302	$36
Moog, Cl A *	3,667	306
Northrop Grumman	53,546	15,406
Orbital ATK	24,500	3,262
Owens Corning	14,251	1,102
Quanta Services *	47,559	1,777
Raytheon	96,700	18,042
Republic Services	146,100	9,651
Southwest Airlines, Cl A	30,072	1,683
Spirit AeroSystems Holdings, Cl A	15,189	1,180
United Continental Holdings *	18,050	1,099
United Parcel Service, Cl B	45,495	5,464
United Technologies	50,700	5,885
Waste Management	137,382	10,753

		129,920

Information Technology — 11.2%
Advanced Energy Industries *	4,743	383
Amdocs	177,838	11,439
Apple	59,200	9,124
Applied Materials	38,073	1,983
Aspen Technology *	27,007	1,696
Automatic Data Processing	41,459	4,532
Benchmark Electronics *	52,700	1,800
Broadridge Financial Solutions	23,238	1,878
CA	69,600	2,323
Cadence Design Systems *	28,024	1,106
Canon ADR	87,700	3,010
Cisco Systems	242,600	8,159
Citrix Systems *	12,870	989
CSG Systems International	37,600	1,508
Dell Technologies Class V, Cl V *	108,346	8,365
eBay *	39,530	1,520
Facebook, Cl A *	11,242	1,921
Flex *	16,170	268
Harris	20,200	2,660
Intel	265,600	10,114
International Business Machines	19,200	2,786
Intuit	13,410	1,906
Jabil	33,020	943
Jack Henry & Associates	13,800	1,418
Microsoft	72,739	5,418
Motorola Solutions	48,500	4,116
NetApp	11,469	502
Oracle, Cl B	85,200	4,119
Science Applications International	14,671	981
Symantec, Cl A	179,770	5,898
Synopsys *	80,204	6,459
Take-Two Interactive Software, Cl A *	18,916	1,934
Tech Data *	22,200	1,972
Teradyne	19,298	720
VeriSign *	18,392	1,957

70	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Western Union	118,100	$2,268

		118,175

Materials — 1.5%
AptarGroup	7,900	682
Avery Dennison	31,600	3,108
Bemis	44,400	2,023
Cabot	13,784	769
Chemours	5,936	300
Kaiser Aluminum	33,600	3,465
LyondellBasell Industries, Cl A	7,480	741
Sonoco Products	50,200	2,533
Trinseo	25,375	1,703

		15,324

Real Estate — 1.4%
Equity LifeStyle Properties ‡	18,540	1,577
Gaming and Leisure Properties ‡	1,800	66
Mid-America Apartment Communities ‡	28,000	2,993
National Health Investors ‡	26,300	2,033
Piedmont Office Realty Trust, Cl A ‡	222,000	4,476
Select Income ‡	65,000	1,522
Senior Housing Properties Trust ‡	132,100	2,583

		15,250

Telecommunication Services — 3.8%
AT&T	503,175	19,710
BCE	67,200	3,141
NTT DoCoMo ADR	130,100	2,965
SK Telecom ADR	129,800	3,192
TELUS	115,600	4,148
Verizon Communications	134,477	6,655

		39,811

Utilities — 11.3%
AES	12,374	136
Alliant Energy	12,600	524
Ameren	60,200	3,482
American Electric Power	122,164	8,581
Centerpoint Energy	60,225	1,759
Consolidated Edison	165,942	13,388
DTE Energy	45,217	4,854
Duke Energy	71,120	5,968
Edison International	125,527	9,687
Entergy	113,176	8,642
Eversource Energy	113,570	6,864
Exelon	161,500	6,084
FirstEnergy	87,500	2,698
Great Plains Energy	5,200	158
PG&E	133,963	9,121
Pinnacle West Capital	51,783	4,379
Portland General Electric	86,479	3,947

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Public Service Enterprise Group	194,029	$8,974
SCANA	41,600	2,017
Southern	138,614	6,811
Southwest Gas Holdings	13,553	1,052
UGI	34,973	1,639
Vectren	19,930	1,311
WEC Energy Group	119,032	7,473

		119,549

Total Common Stock (Cost $712,318) ($ Thousands)		1,031,520

	Number of Rights

RIGHTS — 0.0%
Safeway CVR - Casa Ley ‡‡	85,430	87
Safeway CVR - PDC ‡‡	85,430	4

Total Rights (Cost $—) ($ Thousands)		91

	Shares

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	22,607,229	22,607

Total Cash Equivalent (Cost $22,607) ($ Thousands)		22,607

Total Investments in Securities — 99.8% (Cost $734,925) ($ Thousands)		$1,054,218

SEI Institutional Managed Trust / Annual Report / September 30, 2017	71

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed Managed Volatility Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

	Number of				Unrealized
Type of	Contracts	Expiration	Notional Amount	Value	Appreciation
Contract	Long	Date	($ Thousands)	($ Thousands)	($ Thousands)
S&P 500 Index E-MINI	81	Dec-2017	$9,967	$10,190	$223

Percentages are based on Net Assets of $1,055,815 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).

ADR — American Depositary Receipt

Cl — Class

CVR – Contingent Value Rights

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,031,520	$–	$–	$1,031,520
Rights	–	91	–	91
Cash Equivalent	22,607	–	–	22,607

Total Investments in Securities	$1,054,127	$91	$–	$1,054,218

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$223	$—	$—	$223

Total Other Financial Instruments	$223	$—	$—	$223

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

					Change in Unrealized
	Value	Purchases at	Proceeds from	Realized Gain	Appreciation	Value	Dividend
Security Description	9/30/2016	Cost	Sales	(Loss)	(Depreciation)	9/30/2017	Income
SEI Daily Income Trust, Government Fund, CI F	$34,072	$176,900	$(188,365)	$ -	$ -	$ 22,607	$ 124

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

72	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed International Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.9%

Australia — 6.1%
Abacus Property Group	199,734	$592
AGL Energy	213,908	3,923
ASX	44,853	1,845
Brickworks	30,888	327
BT Investment Management	14,924	129
Caltex Australia	28,786	725
Crown Resorts	68,117	605
CSL	14,624	1,537
Flight Centre	25,121	887
Harvey Norman Holdings	326,671	995
LendLease Group	65,829	926
Macquarie Group	20,179	1,440
Mirvac Group ‡	449,279	807
Newcrest Mining	21,912	361
South32	667,586	1,713
Stockland‡	221,434	747
Telstra, Cl B	698,709	1,913
Vicinity Centres ‡	127,523	266
Wesfarmers	50,650	1,643

		21,381

Austria — 1.6%
BUWOG	12,869	386
CA Immobilien Anlagen	10,990	316
Lenzing	854	124
Oesterreichische Post	6,135	283
OMV	24,744	1,442
Raiffeisen Bank International	27,435	920
S IMMO	9,548	169
Telekom Austria, Cl A	108,184	981
UNIQA Insurance Group	35,314	370
voestalpine	8,965	457

		5,448

Belgium — 1.3%
bpost	46,135	1,372
Colruyt	12,128	621
Proximus SADP	40,525	1,397
Sipef	1,175	87
TER Beke	295	63
UCB, Cl A	2,746	195
Umicore	10,372	858

		4,593

Canada — 2.0%
Canadian Tire, Cl A	10,364	1,287
Metro, Cl A	18,818	646
TELUS	65,261	2,342
Toronto-Dominion Bank	48,192	2,707

		6,982

Denmark — 2.3%
Carlsberg, Cl B	9,379	1,027

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Coloplast, Cl B	15,809	$1,283
Danske Bank	64,629	2,585
H Lundbeck, Cl H	4,086	236
ISS	25,280	1,017
Jyske Bank	17,004	981
Matas	26,481	387
Novo Nordisk, Cl B	4,588	219
TDC	36,696	215
United International Enterprises	564	118
William Demant Holding *	5,208	138

		8,206

Finland — 1.0%
Elisa	11,355	489
Fortum	42,974	858
Olvi, Cl A	3,625	124
Orion, Cl B	31,515	1,463
Tietoenator	21,996	671

		3,605

France — 5.6%
Aeroports de Paris, Cl A	2,933	474
Atos	12,547	1,947
Bastide le Confort Medical	2,603	116
BNP Paribas	11,362	917
Carrefour	5,050	102
Cie Generale des Etablissements Michelin	11,010	1,608
Credit Agricole	46,601	847
Credit Agricole Toulouse 31	493	65
Dassault Aviation	479	775
Euler Hermes Group	12,429	1,469
Eutelsat Communications	11,490	340
Groupe Guillin	6,308	326
Le Noble Age	2,819	188
Metropole Television	40,778	943
PSB Industries	4,172	253
Rubis SCA	2,506	160
Sanofi	53,623	5,326
SCOR	16,385	687
Societe Generale	13,250	776
Thales, Cl A	3,402	385
TOTAL	32,778	1,761
Vilmorin & Cie	1,681	151

		19,616

Germany — 6.1%
adidas	3,191	722
Aurubis	2,951	239
Beiersdorf	6,787	730
CECONOMY	15,933	188
Covestro (A)	15,125	1,301
Deutsche Post	18,204	811
Evonik Industries	19,397	693
Fraport Frankfurt Airport Services Worldwide	7,517	714

SEI Institutional Managed Trust / Annual Report / September 30, 2017	73

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hannover Rueck	12,686	$1,529
Henkel & KGaA	5,726	697
Krones	6,952	966
KWS Saat	758	332
MAN	11,081	1,251
McKesson Europe	36,880	1,144
Merck KGaA	8,339	928
METRO *	13,647	288
MTU Aero Engines	4,865	776
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	12,362	2,644
Salzgitter	26,692	1,211
SAP	7,001	767
Siemens	14,297	2,015
Siltronic *	2,150	267
Sirius Real Estate	87,389	73
Suedzucker	30,771	661
Vonovia	8,697	370
Wuestenrot & Wuerttembergische	5,037	137

		21,454

Hong Kong — 5.6%
ASM Pacific Technology	93,200	1,342
China Motor Bus	18,400	241
CK Infrastructure Holdings	106,000	912
CLP Holdings, Cl B	319,000	3,269
Dah Sing Banking Group	178,000	391
First Pacific	196,000	156
Guoco Group	11,000	165
Hang Lung Group	100,000	359
Hang Seng Bank	19,400	473
HK Electric Investments & HK Electric
Investments (A)	693,000	632
HKT Trust & HKT	182,000	221
Hong Kong & China Gas	301,900	567
Hong Kong Aircraft Engineering	15,600	103
Hongkong & Shanghai Hotels	222,500	372
Hutchison Port Holdings, Cl U	1,119,200	481
Hysan Development	20,000	94
I-CABLE Communications *	70,230	2
Kerry Properties	480,000	1,988
Langham Hospitality Investments and
Langham Hospitality Investments	233,500	99
Li & Fung	576,000	289
MTR	208,000	1,214
New World Development	94,000	135
NWS Holdings	137,000	267
Paliburg Holdings	328,000	140
PCCW	834,000	452
Power Assets Holdings	95,500	827
Regal Hotels International Holdings	168,000	124
Regal Real Estate Investment Trust ‡	372,000	111
Shangri-La Asia	90,000	167

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tian An China Investment	170,000	$131
Transport International Holdings, Cl B	31,200	99
WH Group (A)	2,963,500	3,149
Wheelock	100,000	704

		19,676

Ireland — 0.4%
AerCap Holdings *	10,468	535
Irish Residential Properties ‡	337,126	588
Total Produce	51,466	139

		1,262

Israel — 1.6%
Bank Hapoalim	381,085	2,669
Bank Leumi Le-Israel	57,265	305
Check Point Software Technologies *	969	111
Israel Discount Bank, Cl A *	185,998	470
Isras Investment	1,037	123
Mizrahi Tefahot Bank	71,105	1,275
Orbotech *	6,944	293
Paz Oil	1,276	210
Shufersal	26,493	156

		5,612

Italy — 0.8%
Ansaldo STS	8,234	108
Enel	214,945	1,295
Hera	368,325	1,158
Snam Rete Gas	18,986	92

		2,653

Japan — 20.3%
Alfresa Holdings	30,000	549
Alpen	6,500	127
AOKI Holdings	56,800	745
Aoyama Trading	19,400	694
Aozora Bank	37,400	1,422
Arcs	32,400	730
Asahi Group Holdings	15,700	635
Asahi Kasei	187,000	2,301
Astellas Pharma	171,100	2,176
Benesse, Cl A	11,800	426
Canon	55,500	1,896
Choushimaru	2,100	84
Chubu Electric Power	6,200	77
Chuo Gyorui	3,900	96
COMSYS Holdings	43,800	1,046
Daiichi Sankyo	47,000	1,060
Daiki Aluminium Industry	26,000	194
Daiohs	3,400	40
Doutor Nichires Holdings	46,000	987
Ebara Foods Industry	4,700	87
EDION	33,800	317
Electric Power Development	5,600	141

74	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FJ Next	16,100	$141
FUJIFILM Holdings	11,700	454
Fujitsu	49,000	364
Gakkyusha	8,400	114
Gourmet Kineya	10,000	100
Hakudo	6,800	128
Heiwa	35,100	696
Hiroshima Gas	31,400	99
Hokkaido Gas	49,000	124
Honda Motor	26,900	796
Hoya	2,000	108
Inaba Denki Sangyo	20,600	855
Japan Tobacco	36,800	1,206
Joshin Denki	6,000	204
JX Holdings	188,200	968
Kadoya Sesame Mills	2,200	112
Kanemi	3,300	99
Kato Sangyo	8,700	262
KDDI	77,400	2,040
Keihanshin Building	19,000	128
Keiyo	73,900	504
Key Coffee	13,900	267
Kimura Unity	9,500	99
Kinden	83,700	1,347
Kobe Electric Railway *	2,800	99
K’s Holdings	31,700	702
Kuraray	71,800	1,342
Kurimoto	11,800	245
Kyokuyo	11,300	335
Kyoto Kimono Yuzen	43,200	351
Kyowa Exeo	63,300	1,257
Matsumotokiyoshi Holdings	17,200	1,151
McDonald’s Holdings Japan	42,500	1,880
Mebuki Financial Group	135,900	525
Mitsubishi	9,100	211
Mitsubishi Gas Chemical	28,300	663
Mitsubishi Shokuhin	25,400	741
Mitsubishi Steel Manufacturing	8,600	219
Mitsubishi Tanabe Pharma	163,100	3,738
Mitsui	75,200	1,111
Mochida Pharmaceutical	2,000	147
Nichias	29,000	358
Nippo	50,000	1,069
Nippon Express	13,800	899
Nippon Flour Mills	10,500	160
Nippon Koshuha Steel	21,100	212
Nippon Telegraph & Telephone	81,800	3,748
Nissan Motor	200,300	1,983
Nisshin Oillio Group	18,800	616
Nissui Pharmaceutical	5,700	71
Nitto Fuji Flour Milling	2,800	99
NTT DOCOMO	85,800	1,959

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Okinawa Electric Power	48,230	$1,060
Okuwa	3,000	31
Ootoya Holdings	11,000	199
Osaka Gas	95,200	1,769
Otsuka	7,300	468
OUG Holdings	4,500	112
Paris Miki Holdings	61,400	262
Proto	6,100	110
Sanyo Electric Railway	4,000	100
Senshu Ikeda Holdings	24,500	94
Shibusawa Warehouse	7,200	128
Shidax	64,900	255
Shikibo	9,600	147
Shimachu	33,100	869
Shin-Keisei Electric Railway	8,200	155
Showa Sangyo	7,200	186
Starts Proceed Investment, Cl A	147	201
Sumitomo Bakelite	153,000	1,127
Sumitomo Dainippon Pharma	9,000	117
Sumitomo Osaka Cement	234,000	1,035
Suzuken	42,600	1,514
Taisho Pharmaceutical Holdings	3,200	243
TAKEBISHI	1,900	25
Takeda Pharmaceutical	19,600	1,082
Teijin	31,300	617
Tobu Store	3,500	97
Tokyo Gas	10,000	245
Tokyo Rakutenchi	2,000	103
Toshiba Plant Systems & Services	61,000	1,025
Tsumura	20,000	720
West Japan Railway	23,300	1,619
Yaizu Suisankagaku Industry	9,400	100
Yamada Denki	210,700	1,151
Yasuda Logistics	32,100	258
Yellow Hat	5,600	159
Yodogawa Steel Works	15,000	410
Yomeishu Seizo	6,000	121
Yoshinoya Holdings	5,800	95
Yuasa Funashoku	7,960	233
		71,178

Jersey – 0.1%
Randgold Resources	3,419	336

Luxembourg – 0.7%
APERAM	22,395	1,174
RTL Group	2,776	210
SES, Cl A	40,075	877
		2,261

Netherlands – 2.0%
ABN AMRO Group (A)	38,164	1,143
ASR Nederland	12,485	500
Coca-Cola European Partners	6,706	281

SEI Institutional Managed Trust / Annual Report / September 30, 2017	75

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Corbion	19,244	$620
Heineken	9,386	928
Koninklijke KPN	123,075	423
NN Group	61,181	2,561
Refresco Group (A)	17,450	352

		6,808

New Zealand — 1.6%
Arvida Group	102,048	90
Chorus	114,758	325
Contact Energy	64,679	257
Fisher & Paykel Healthcare	133,565	1,234
Fletcher Building	182,132	1,052
Freightways	32,367	182
Mercury NZ	234,122	574
Meridian Energy	129,936	267
Sky City Entertainment Group	85,264	231
Spark New Zealand	458,610	1,210
Summerset Group Holdings	29,342	108
Tourism Holdings	55,789	200

		5,730

Norway — 1.3%
DNB, Cl A	35,014	706
Leroey Seafood Group	106,760	683
Marine Harvest	19,620	388
Norsk Hydro	168,658	1,227
Orkla	72,358	743
Telenor	13,720	290
Yara International	14,624	655

		4,692

Portugal — 0.3%
Redes Energeticas Nacionais	324,744	1,057
Singapore — 4.5%
CapitaLand Commercial Trust ‡	757,400	923
CapitaMall Trust ‡	182,000	268
DBS Group Holdings	223,200	3,422
Genting Singapore	904,900	780
Global Logistic Properties	183,400	446
Mapletree Industrial Trust ‡	713,100	985
Mapletree Logistics Trust ‡	994,700	908
OUE	80,600	116
SATS	306,500	1,040
Sheng Siong Group	302,800	205
SIA Engineering	83,100	214
Singapore Airlines	211,100	1,561
Singapore Technologies Engineering	66,300	168
Singapore Telecommunications	433,400	1,174
SPH‡	87,400	64
United Industrial	50,700	117
United Overseas Bank	44,200	765
UOL Group	58,700	351

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Venture	121,000	$1,572
Viva Industrial Trust ‡	34,200	24
Wilmar International	288,700	676

		15,779

Spain — 2.1%
Cia de Distribucion Integral Logista Holdings	16,684	401
Ebro Foods	30,899	732
Enagas	16,622	468
Endesa	96,739	2,182
Grifols	45,003	1,312
Iberdrola	244,197	1,897
Red Electrica	23,548	495

		7,487

Sweden — 2.3%
Axfood	54,195	928
Cloetta, Cl B	31,487	108
Essity, Cl B *	33,979	922
Getinge, Cl B	7,003	131
Hemfosa Fastigheter	70,206	890
ICA Gruppen	26,021	976
KNOW IT	10,862	174
L E Lundbergforetagen, Cl B	6,643	530
Millicom International Cellular	10,763	709
Saab, Cl B	2,435	123
Scandic Hotels Group (A)	8,757	120
Svenska Cellulosa SCA, Cl B	33,979	287
Swedbank, Cl A	33,262	918
Swedish Match	36,571	1,280

		8,096

Switzerland — 11.8%
ABB	4,513	112
Actelion ADR	1,762	123
Adecco Group	4,056	316
Allreal Holding, Cl A	688	121
ALSO Holding	1,128	159
Baloise Holding	8,737	1,383
Barry Callebaut	244	374
BKW	9,860	593
Coca-Cola HBC	37,057	1,255
Forbo Holding	171	273
Idorsia *	3,040	54
Intershop Holding	542	269
Julius Baer Group	6,409	380
Kuehne & Nagel International	16,601	3,076
Nestle	31,510	2,641
Novartis	40,191	3,443
Orior	1,325	103
Pargesa Holding	2,175	181
Roche Holding	26,028	6,650
Romande Energie Holding	112	147
Schindler Holding	7,369	1,629

76	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SGS, Cl B	72	$173
Sika	97	722
Sonova Holding	13,289	2,257
St. Galler Kantonalbank	265	122
Swiss Life Holding	10,672	3,762
Swiss Prime Site	25,135	2,261
Swiss Re	37,429	3,393
Swisscom	4,862	2,493
UBS Group	19,894	340
Zurich Insurance Group	7,712	2,355

		41,160

United Kingdom — 11.8%
AstraZeneca	6,001	399
BAE Systems	404,324	3,426
BCA Marketplace	150,153	442
BP	267,986	1,716
British American Tobacco	19,466	1,220
Britvic	109,600	1,111
BTG *	32,897	298
Carnival	42,963	2,734
Central Asia Metals	70,965	221
Centrica	347,886	873
Close Brothers Group	38,543	763
Craneware	7,808	139
Diageo	34,438	1,133
esure Group	116,030	440
F&C UK Real Estate Investment ‡	30,456	43
Finsbury Food Group	70,953	104
GlaxoSmithKline	222,293	4,439
HSBC Holdings	186,206	1,842
Imperial Brands	44,720	1,910
J D Wetherspoon	25,595	431
J Sainsbury	509,855	1,627
Kingfisher	315,908	1,265
Lancashire Holdings	40,531	363
Lloyds Banking Group	757,913	689
National Grid	37,242	462
Persimmon	2,947	102
QinetiQ Group	338,951	1,123
Reckitt Benckiser Group	3,008	275
Rio Tinto	32,457	1,694
Royal Bank of Scotland Group *	240,843	867
Royal Mail	208,472	1,075
Secure Income ‡	25,660	129
Severn Trent	6,709	196
Smith & Nephew	59,429	1,075
SSE	169,314	3,173
Tate & Lyle	90,599	788
UBM	11,775	108
Vodafone Group	364,126	1,020
Wm Morrison Supermarkets	428,529	1,346

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WPP	3,573	$66

		41,127

United States — 0.7%
BP ADR	7,445	286
Coca-Cola European Partners	16,731	696
International Game Technology	22,882	562
QIAGEN	26,626	839

		2,383

Total Common Stock (Cost $283,975) ($ Thousands)		328,582

PREFERRED STOCK — 0.3%
Germany — 0.3%
Bayerische Motoren Werke	1,354	121
Draegerwerk & KGaA	3,080	341
Henkel & KGaA	3,380	460

Total Preferred Stock (Cost $787) ($ Thousands)		922

	Number of Rights

RIGHTS — 0.0%
Singapore — 0.0%
CapitaLand Commercial Trust, Expires 10/24/2017 *	125,728	27
MapleTree Logistics, Expires 10/09/2017 *	99,470	7

Total Rights (Cost $—) ($ Thousands)		34

	Shares

CASH EQUIVALENT — 4.3%
SEI Daily Income Trust, Government Fund, Cl F 0.840%**†	15,270,354	15,270

Total Cash Equivalent (Cost $15,270) ($ Thousands)		15,270

Total Investments — 98.5% (Cost $300,032) ($ Thousands)		$344,808

SEI Institutional Managed Trust / Annual Report / September 30, 2017	77

SCHEDULE OF INVESTMENTS

September 30, 2017

Tax-Managed International Managed Volatility Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	104	Dec-2017	$4,348	$4,397	$101
FTSE 100 Index	24	Dec-2017	2,339	2,360	(5)
Hang Seng Index	2	Oct-2017	350	352	2
SPI 200 Index	10	Dec-2017	1,130	1,112	(6)
TOPIX Index	19	Dec-2017	2,772	2,827	118

			$10,939	$11,048	$210

Percentages are based on Net Assets of $350,002 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2017.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $6,697 ($ Thousands), representing 1.9% of the Net Assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

FTSE— Financial Times and Stock Exchange

SPI — Share Price Index

TOPIX — Tokyo Price Index

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$327,837	$745	$–	$328,582
Preferred Stock	922	–	–	922
Rights	–	34	–	34
Cash Equivalent	15,270	–	–	15,270

Total Investments in Securities	$344,029	$779	$–	$344,808

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$221	$–	$–	$221
Unrealized Depreciation	(11)	–		(11)

Total Other Financial Instruments	$210	$–	$–	$210

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$-	$299,290	$(284,020)	$-	$-	$15,270	$50

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

78	SEI Institutional Managed Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Dynamic Asset Allocation Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.4%

Consumer Discretionary — 11.4%
Advance Auto Parts	2,494	$247
Amazon.com, Cl A *	13,736	13,205
Autozone *	925	551
Best Buy	8,978	511
BorgWarner	6,601	338
CarMax *	6,256	474
Carnival	14,180	916
CBS, Cl B	12,588	730
Charter Communications, Cl A *	7,000	2,544
Chipotle Mexican Grill, Cl A *	923	284
Coach	9,734	392
Comcast, Cl A	161,980	6,233
Darden Restaurants	4,234	334
Delphi Automotive	9,041	890
Discovery Communications, Cl A *	5,229	111
Discovery Communications, Cl C *	7,693	156
DISH Network, Cl A *	7,700	418
Dollar General	9,173	743
Dollar Tree *	8,185	711
DR Horton	11,386	455
Expedia	4,215	607
Foot Locker, Cl A	4,500	159
Ford Motor	134,776	1,613
Gap	7,698	227
Garmin	4,004	216
General Motors	45,477	1,836
Genuine Parts	5,004	479
Goodyear Tire & Rubber	8,516	283
H&R Block	7,410	196
Hanesbrands	12,167	300
Harley-Davidson, Cl A	5,855	282
Hasbro	3,798	371
Hilton Worldwide Holdings	7,000	486
Home Depot	40,582	6,638
Interpublic Group	13,297	276
Kohl’s	5,727	261
L Brands	8,008	333
Leggett & Platt	4,465	213
Lennar, Cl A	7,074	374
LKQ *	10,300	371
Lowe’s	29,245	2,338
Macy’s	9,930	217
Marriott International, Cl A	10,551	1,163
Mattel	11,299	175
McDonald’s	27,907	4,372
MGM Mirage	18,300	596
Michael Kors Holdings *	5,628	269
Mohawk Industries *	2,158	534
NetFlix*	14,720	2,670
Newell Brands, Cl B	16,413	700
News, Cl A	12,630	168

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
News, Cl B	5,000	$68
Nike, Cl B	45,238	2,346
Nordstrom	3,566	168
Omnicom Group	7,969	590
O’Reilly Automotive *	3,112	670
Priceline Group *	1,709	3,129
PulteGroup	9,743	266
PVH	2,720	343
Ralph Lauren, Cl A	1,860	164
Ross Stores	13,649	881
Royal Caribbean Cruises	5,810	689
Scripps Networks Interactive, Cl A	3,394	292
Signet Jewelers	2,113	141
Starbucks	49,957	2,683
Target, Cl A	18,884	1,114
Tiffany	3,798	349
Time Warner	26,723	2,738
TJX	22,038	1,625
Tractor Supply	4,446	281
TripAdvisor*	3,697	150
Twenty-First Century Fox, Cl A	36,662	967
Twenty-First Century Fox, Cl B	16,200	418
Ulta Beauty *	2,000	452
Under Armour, Cl A *	6,546	108
Under Armour, Cl C *	6,681	100
VF	11,040	702
Viacom, Cl B	11,830	329
Walt Disney	53,181	5,242
Whirlpool	2,509	463
Wyndham Worldwide	3,519	371
Wynn Resorts	2,817	420
Yum! Brands	12,097	890

		88,115

Consumer Staples — 7.9%
Altria Group	66,169	4,196
Archer-Daniels-Midland	19,741	839
Brown-Forman, Cl B	7,028	382
Campbell Soup	6,772	317
Church & Dwight	8,700	422
Clorox	4,422	583
Coca-Cola	132,182	5,949
Colgate-Palmolive	30,148	2,196
Conagra Brands	13,792	465
Constellation Brands, Cl A	5,870	1,171
Costco Wholesale	14,976	2,460
Coty, Cl A	16,549	274
CVS Health	35,099	2,854
Dr Pepper Snapple Group	6,389	565
Estee Lauder, Cl A	7,844	846
General Mills	19,841	1,027
Hershey	4,686	512

SEI Institutional Managed Trust / Annual Report / September 30, 2017	79

SCHEDULE OF INVESTMENTS

September 30, 2017

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hormel Foods	9,516	$306
JM Smucker	3,904	410
Kellogg	8,694	542
Kimberly-Clark	12,177	1,433
Kraft Heinz	20,400	1,582
Kroger	30,748	617
McCormick	4,014	412
Molson Coors Brewing, Cl B	6,324	516
Mondelez International, Cl A	51,753	2,104
Monster Beverage *	13,965	772
PepsiCo	49,140	5,476
Philip Morris International	53,637	5,954
Procter & Gamble	87,609	7,971
Sysco, Cl A	16,643	898
Tyson Foods, Cl A	9,675	682
Walgreens Boots Alliance	31,807	2,456
Wal-Mart Stores	50,676	3,960

		61,149

Energy — 5.9%
Anadarko Petroleum, Cl A	18,993	928
Andeavor	5,103	526
Apache	12,801	586
Baker Hughes a GE	14,915	546
Cabot Oil & Gas	15,798	423
Chesapeake Energy *	27,402	118
Chevron	65,126	7,652
Cimarex Energy	3,149	358
Concho Resources *	5,100	672
ConocoPhillips	42,286	2,116
Devon Energy	18,326	673
EOG Resources	19,727	1,908
EQT	6,005	392
ExxonMobil	145,700	11,944
Halliburton	29,942	1,378
Helmerich & Payne	3,743	195
Hess	9,274	435
Kinder Morgan	66,014	1,266
Marathon Oil	28,192	382
Marathon Petroleum	17,737	995
National Oilwell Varco, Cl A	13,230	473
Newfield Exploration *	6,373	189
Noble Energy	17,237	489
Occidental Petroleum	26,300	1,689
Oneok	13,154	729
Phillips 66	14,899	1,365
Pioneer Natural Resources	5,892	869
Range Resources	8,487	166
Schlumberger, Cl A	47,637	3,323
TechnipFMC *	15,713	439
Valero Energy	15,197	1,169

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Williams	27,946	$839

		45,232

Financials — 14.0%
Affiliated Managers Group	1,929	366
Aflac	13,809	1,124
Allstate	12,612	1,159
American Express	25,613	2,317
American International Group	31,305	1,922
Ameriprise Financial	5,317	790
Aon	8,909	1,302
Arthur J. Gallagher	6,000	369
Assurant	1,782	170
Bank of America	337,645	8,556
Bank of New York Mellon	35,543	1,885
BB&T	27,956	1,312
Berkshire Hathaway, Cl B *	66,130	12,123
BlackRock	4,315	1,929
Brighthouse Financial *	3,292	200
Capital One Financial	16,515	1,398
CBOE Holdings	4,000	431
Charles Schwab	41,535	1,817
Chubb	16,066	2,290
Cincinnati Financial	5,193	398
Citigroup	93,845	6,826
Citizens Financial Group	17,600	667
CME Group	11,648	1,580
Comerica	5,973	456
Discover Financial Services	12,846	828
E*Trade Financial *	9,370	409
Everest Re Group	1,400	320
Fifth Third Bancorp	25,451	712
Franklin Resources	11,536	513
Goldman Sachs Group	12,421	2,946
Hartford Financial Services Group	12,361	685
Huntington Bancshares	37,447	523
Intercontinental Exchange	20,280	1,393
Invesco	13,712	480
JPMorgan Chase	121,017	11,558
KeyCorp	37,152	699
Leucadia National	10,640	269
Lincoln National	7,609	559
Loews	9,489	454
M&T Bank	5,308	855
Marsh & McLennan	17,617	1,476
MetLife	36,912	1,918
Moody’s	5,604	780
Morgan Stanley	48,617	2,342
Nasdaq, Cl A	3,987	309
Navient	10,409	156
Northern Trust	7,471	687
People’s United Financial	11,889	216

80	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PNC Financial Services Group	16,497	$2,223
Principal Financial Group, Cl A	9,033	581
Progressive	19,821	960
Prudential Financial	14,677	1,560
Raymond James Financial	4,300	363
Regions Financial	40,460	616
S&P Global	8,878	1,388
SunTrust Banks	16,639	995
Synchrony Financial	26,701	829
T. Rowe Price Group	8,140	738
Torchmark, Cl A	3,635	291
Travelers	9,652	1,183
Unum Group	7,663	392
US Bancorp	54,402	2,915
Wells Fargo	154,033	8,495
Willis Towers Watson	4,447	686
XL Group	8,914	352
Zions Bancorporation	6,937	327

		107,368

Health Care — 13.8%
Abbott Laboratories	59,824	3,192
AbbVie	55,025	4,890
Aetna, Cl A	11,316	1,799
Agilent Technologies	11,085	712
Alexion Pharmaceuticals *	7,608	1,067
Align Technology *	2,600	484
Allergan	11,480	2,353
AmerisourceBergen, Cl A	5,554	460
Amgen, Cl A	25,163	4,692
Anthem	9,138	1,735
Baxter International	17,492	1,098
Becton Dickinson	7,852	1,539
Biogen *	7,350	2,301
Boston Scientific *	47,492	1,385
Bristol-Myers Squibb	56,538	3,604
C.R. Bard	2,497	800
Cardinal Health	11,003	736
Celgene, Cl A *	26,794	3,907
Centene *	5,800	561
Cerner *	11,012	785
Cigna	8,710	1,628
Cooper, Cl A	1,700	403
DaVita *	5,357	318
DENTSPLY SIRONA	7,671	459
Edwards Lifesciences, Cl A *	7,372	806
Eli Lilly	33,513	2,867
Envision Healthcare *	3,836	172
Express Scripts Holding *	20,132	1,275
Gilead Sciences	44,813	3,631
HCA Healthcare *	9,743	775
Henry Schein *	5,444	446

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hologic *	9,500	$349
Humana	4,990	1,216
Idexx Laboratories *	3,100	482
Illumina *	5,000	996
Incyte *	5,800	677
Intuitive Surgical *	1,346	1,408
Johnson & Johnson	92,544	12,032
Laboratory Corp of America Holdings *	3,617	546
McKesson	7,237	1,112
Medtronic	46,941	3,651
Merck	94,066	6,023
Mettler Toledo International *	900	564
Mylan *	18,926	594
Patterson	2,462	95
PerkinElmer	3,569	246
Perrigo	4,776	404
Pfizer	205,157	7,324
Quest Diagnostics	4,578	429
Quintiles IMS Holdings *	5,400	513
Regeneron Pharmaceuticals *	2,615	1,169
ResMed	4,800	369
Stryker	11,176	1,587
Thermo Fisher Scientific	13,811	2,613
UnitedHealth Group	33,411	6,544
Universal Health Services, Cl B	3,042	337
Varian Medical Systems *	3,265	327
Vertex Pharmaceuticals *	8,558	1,301
Waters *	2,720	488
Zimmer Biomet Holdings	6,953	814
Zoetis, Cl A	16,873	1,076

		106,166

Industrials — 10.1%
3M	20,526	4,308
Acuity Brands	1,500	257
Alaska Air Group	4,200	320
Allegion	3,194	276
American Airlines Group	15,225	723
Ametek	7,864	519
AO Smith	4,900	291
Arconic	14,092	351
Boeing	19,209	4,883
C.H. Robinson Worldwide	4,987	380
Caterpillar, Cl A	20,145	2,512
Cintas	3,052	440
CSX	31,588	1,714
Cummins	5,263	884
Danaher, Cl A	20,891	1,792
Deere	11,113	1,396
Delta Air Lines, Cl A	23,222	1,120
Dover	5,246	479
Eaton	15,439	1,186

SEI Institutional Managed Trust / Annual Report / September 30, 2017	81

SCHEDULE OF INVESTMENTS

September 30, 2017

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Emerson Electric	22,126	$1,390
Equifax	4,076	432
Expeditors International of Washington	6,108	366
Fastenal, Cl A	9,922	452
FedEx	8,469	1,910
Flowserve	4,554	194
Fluor	4,592	193
Fortive	10,395	736
Fortune Brands Home & Security	5,300	356
General Dynamics	9,665	1,987
General Electric	298,093	7,208
Honeywell International	26,152	3,707
IHS Markit *	12,900	569
Illinois Tool Works	10,631	1,573
Ingersoll-Rand	8,903	794
Jacobs Engineering Group	3,921	229
JB Hunt Transport Services	2,845	316
Johnson Controls International	32,238	1,299
Kansas City Southern	3,563	387
L3 Technologies	2,619	494
Lockheed Martin	8,693	2,697
Masco	10,723	418
Nielsen Holdings	11,180	463
Norfolk Southern	10,102	1,336
Northrop Grumman	5,961	1,715
PACCAR	12,119	877
Parker-Hannifin, Cl A	4,552	797
Pentair	5,677	386
Quanta Services *	5,282	197
Raytheon	9,999	1,866
Republic Services	7,762	513
Robert Half International	4,159	209
Rockwell Automation	4,335	773
Rockwell Collins	5,530	723
Roper Technologies	3,514	855
Snap-on	1,955	291
Southwest Airlines, Cl A	19,233	1,077
Stanley Black & Decker	5,211	787
Stericycle, Cl A *	2,826	202
Textron	9,137	492
TransDigm Group *	1,700	435
Union Pacific	27,819	3,226
United Continental Holdings *	9,200	560
United Parcel Service, Cl B	23,611	2,836
United Rentals *	2,799	388
United Technologies	25,732	2,987
Verisk Analytics, Cl A *	5,200	433
Waste Management	14,082	1,102
WW Grainger	1,947	350
Xylem	5,948	373

		77,787

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Information Technology — 22.4%
Accenture, Cl A	21,348	$2,883
Activision Blizzard	26,200	1,690
Adobe Systems *	17,064	2,546
Advanced Micro Devices *	27,000	344
Akamai Technologies *	5,774	281
Alliance Data Systems	1,746	387
Alphabet, Cl A *	10,269	9,999
Alphabet, Cl C *	10,393	9,968
Amphenol, Cl A	10,320	873
Analog Devices	12,792	1,102
Ansys *	3,000	368
Apple	177,930	27,423
Applied Materials	36,971	1,926
Autodesk, Cl A *	7,705	865
Automatic Data Processing	15,342	1,677
Broadcom	14,075	3,414
CA	10,733	358
Cadence Design Systems *	10,100	399
Cisco Systems	171,972	5,783
Citrix Systems *	5,326	409
Cognizant Technology Solutions, Cl A	20,077	1,456
Corning, Cl B	31,871	954
CSRA	6,066	196
DXC Technology	9,576	822
eBay *	34,247	1,317
Electronic Arts *	10,628	1,255
F5 Networks, Cl A *	2,191	264
Facebook, Cl A *	81,471	13,921
Fidelity National Information Services, Cl B	11,253	1,051
Fiserv, Cl A *	7,282	939
Flir Systems	4,892	190
Gartner *	3,000	373
Global Payments	5,147	489
Harris	4,227	557
Hewlett Packard Enterprise	57,910	852
HP	57,210	1,142
Intel	161,897	6,165
International Business Machines	29,868	4,333
Intuit	8,385	1,192
Juniper Networks	13,433	374
KLA-Tencor	5,449	578
Lam Research	5,620	1,040
Mastercard, Cl A	32,182	4,544
Microchip Technology	7,737	695
Micron Technology *	38,771	1,525
Microsoft	265,396	19,769
Motorola Solutions	5,502	467
NetApp	9,028	395
Nvidia	20,748	3,709
Oracle, Cl B	104,333	5,045
Paychex	11,200	672

82	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PayPal Holdings *	38,585	$2,471
Qorvo *	4,305	304
Qualcomm	50,968	2,642
Red Hat *	6,260	694
salesforce.com *	23,672	2,211
Seagate Technology	10,043	333
Skyworks Solutions	6,307	643
Symantec, Cl A	20,508	673
Synopsys *	5,200	419
TE Connectivity	12,103	1,005
Texas Instruments	34,011	3,049
Total System Services	5,567	365
VeriSign *	3,078	327
Visa, Cl A	63,032	6,634
Western Digital	9,838	850
Western Union	15,577	299
Xerox	7,289	243
Xilinx	8,387	594

		172,732

Materials — 2.9%
Air Products & Chemicals	7,561	1,143
Albemarle	3,800	518
Avery Dennison	3,076	303
Ball	12,112	500
CF Industries Holdings	8,137	286
DowDuPont	80,375	5,564
Eastman Chemical	4,998	452
Ecolab	8,954	1,152
FMC	4,449	397
Freeport-McMoRan, Cl B *	45,962	645
International Flavors & Fragrances	2,715	388
International Paper	14,273	811
LyondellBasell Industries, Cl A	11,343	1,124
Martin Marietta Materials, Cl A	2,165	447
Monsanto	15,028	1,801
Mosaic	11,810	255
Newmont Mining	18,004	675
Nucor	11,048	619
Packaging Corp of America	3,200	367
PPG Industries	8,870	964
Praxair	9,833	1,374
Sealed Air	6,958	297
Sherwin-Williams, Cl A	2,813	1,007
Vulcan Materials	4,430	530
WestRock	8,692	493

		22,112

Real Estate — 2.9%
Alexandria Real Estate Equities ‡	3,100	369
American Tower, Cl A ‡	14,916	2,039
Apartment Investment & Management, Cl A ‡	5,343	234

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
AvalonBay Communities ‡	4,722	$842
Boston Properties ‡	5,308	652
CBRE Group, Cl A *	10,525	399
Crown Castle International ‡	13,828	1,382
Digital Realty Trust, Cl A ‡	7,200	852
Duke Realty ‡	11,900	343
Equinix ‡	2,659	1,187
Equity Residential ‡	12,633	833
Essex Property Trust ‡	2,260	574
Extra Space Storage ‡	4,300	344
Federal Realty Investment Trust ‡	2,400	298
GGP ‡	22,297	463
HCP ‡	15,730	438
Host Hotels & Resorts ‡	24,912	461
Iron Mountain ‡	9,476	369
Kimco Realty ‡	14,296	279
Macerich ‡	4,165	229
Mid-America Apartment Communities ‡	3,900	417
ProLogis ‡	17,971	1,140
Public Storage ‡	5,100	1,091
Realty Income ‡	9,518	544
Regency Centers ‡	4,900	304
SBA Communications, Cl A *‡	4,100	591
Simon Property Group ‡	10,658	1,716
SL Green Realty ‡	3,415	346
UDR ‡	8,900	338
Ventas ‡	12,110	789
Vornado Realty Trust ‡	5,731	441
Welltower ‡	12,707	893
Weyerhaeuser ‡	26,060	887

		22,084

Telecommunication Services — 2.1%
AT&T	211,803	8,296
CenturyLink	19,342	366
Level 3 Communications *	9,881	527
Verizon Communications	140,198	6,938

		16,127

Utilities — 3.0%
AES	22,612	249
Alliant Energy	7,800	324
Ameren	8,144	471
American Electric Power	16,929	1,189
American Water Works	6,100	494
Centerpoint Energy	14,417	421
CMS Energy	9,413	436
Consolidated Edison	10,478	845
Dominion Energy	22,304	1,716
DTE Energy	6,041	649
Duke Energy	23,898	2,005
Edison International	11,390	879

SEI Institutional Managed Trust / Annual Report / September 30, 2017	83

SCHEDULE OF INVESTMENTS

September 30, 2017

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Entergy	6,077	$464
Eversource Energy	10,844	655
Exelon	33,490	1,262
FirstEnergy	14,921	460
NextEra Energy	15,998	2,344
NiSource	11,013	282
NRG Energy	10,564	270
PG&E	17,593	1,198
Pinnacle West Capital	3,794	321
PPL	23,139	878
Public Service Enterprise Group	17,357	803
SCANA	4,880	237
Sempra Energy	8,568	978
Southern	33,982	1,670
WEC Energy Group	10,937	687

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xcel Energy	17,146	$811

		22,998

Total Common Stock
(Cost $609,860) ($ Thousands)		741,870

Total Investments in Securities— 96.4%
(Cost $609,860) ($ Thousands)		$741,870

	Contracts
PURCHASED OPTION* — 0.1%

Total Purchased Option (A)
(Cost $1,525) ($ Thousands)	607	$883

WRITTEN OPTION* — (0.1)%

Total Written Option (A)
(Premiums Received $781) ($ Thousands)	(607)	$(425)

A list of the exchange traded option contracts held by the Fund at September 30, 2017, is as follows:

Description	Number of Contracts	Notional Amount ($ Thousands)	Exercise Price	Expiration Date	Value ($ Thousands)

PURCHASED OPTION — 0.1%

Put Options
December 2017, S&P 500 Index Option Put*	607	1,525	$2,370	12/18/17	$883

WRITTEN OPTION — (0.1)%

Put Options
December 2017, S&P 500 Index Option Put*	(607)	(781)	2,250	12/18/17	$(425)

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long(Short)	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
CAC40 10 Euro Index	494	Oct-2017	$30,425	$31,107	$1,097
Dax Index	82	Dec-2017	30,543	31,016	887
IBEX 35 Index	242	Oct-2017	29,704	29,556	81
IBEX Index	9	Oct-2017	1,098	1,099	1
S&P 500 Index E-MINI	(1,138)	Dec-2017	(140,300)	(143,166)	(2,866)
TOPIX Index	518	Dec-2017	75,163	77,080	3,851

			$26,633	$26,692	$3,051

84	SEI Institutional Managed Trust / Annual Report / September 30, 2017

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/09/18	USD	108,224	INR	7,163,322	$68
Bank of America	10/11/17 - 01/09/18	USD	115,594	INR	7,541,322	(405)
Bank of America	10/11/17	INR	7,163,322	USD	109,264	(211)
Bank of America	01/09/18	SAR	143,858	USD	38,051	(303)
Bank of Montreal	10/11/17	SGD	570	USD	420	1
Bank of Montreal	10/11/17	USD	5,562	JPY	621,866	(34)
Bank of Montreal	01/09/18	JPY	614,025	USD	5,516	31
Barclays PLC	10/11/17	SGD	201	USD	146	(2)
BNP Paribas	10/11/17	USD	601	JPY	66,154	(13)
Citigroup	10/11/17	SGD	141	USD	104	—
Credit Suisse First Boston	01/09/18	EUR	2,798	USD	3,326	(1)
Goldman Sachs	10/11/17	USD	2,507	EUR	2,125	7
Goldman Sachs	10/11/17 - 01/09/18	EUR	7,613	USD	8,777	(242)
Goldman Sachs	10/11/17 - 01/09/18	JPY	832,633	USD	7,455	35
HSBC	01/09/18	SGD	743	USD	548	—
JPMorgan Chase Bank	10/11/17	USD	1,490	EUR	1,252	(9)
JPMorgan Chase Bank	10/11/17	JPY	266,622	USD	2,386	16
Morgan Stanley	10/11/17	USD	18,588	TWD	562,651	(30)
Morgan Stanley	10/11/17 - 01/09/18	TWD	583,761	USD	19,390	57
Morgan Stanley	10/11/17 - 01/09/18	TWD	561,841	USD	18,468	(65)
Standard Chartered	10/11/17	USD	1,796	EUR	1,565	55
Standard Chartered	10/11/17	USD	73,765	KRW	83,932,360	(450)
Standard Chartered	10/11/17 - 01/09/18	KRW	167,864,720	USD	147,436	673
Standard Chartered	01/09/18	KRW	4,230,000	USD	3,698	(3)
TD Securities	10/11/17	USD	644	EUR	546	1
UBS	10/11/17	USD	18,697	SGD	25,323	(45)
UBS	01/09/18	SGD	25,323	USD	18,712	35
UBS	10/11/17	SGD	24,411	USD	17,663	(318)

						$(1,152)

SEI Institutional Managed Trust / Annual Report / September 30, 2017	85

SCHEDULE OF INVESTMENTS

September 30, 2017

Dynamic Asset Allocation Fund (Concluded)

A list of the open OTC swap agreements held by the Fund at September 30, 2017, is as follows:

	Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Morgan Stanley	Russell 1000 Growth Index	Index Return	3M USD-LIBOR plus 25BPS	Monthly	09/18/2018	USD	$74,260	$(310)	$–	$(274)
Morgan Stanley	Russell 1000 Value Index	3M USD-LIBOR plus 30BPS	Index Return	Monthly	09/18/2018	USD	(74,260)	733	–	696

									$–	$422

Percentages are based on Net Assets of $769,622 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Refer to table below for details on Options Contracts.

BPS — Basis Point

Cl — Class

DAX — Deutscher Aktien Exchange

EUR — Euro

IBEX — Spanish Exchange

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

LIBOR— London Interbank Offered Rate

S&P— Standard & Poor’s

SAR — Saudi Riyal

SGD — Singapore Dollar

TOPIX — Tokyo Stock Exchange

TWD — Taiwan Dollar

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$741,870	$–	$–	$741,870

Total Investments in Securities	$741,870	$–	$–	$741,870

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Purchased Option	$883	$—	$—	$883

Written Option	(425)	—	—	(425)

Futures Contracts *

Unrealized Appreciation	5,917	—	—	5,917

Unrealized Depreciation	(2,866)	—	—	(2,866)

Forwards Contracts *

Unrealized Appreciation	—	979	—	979

Unrealized Depreciation	—	(2,131)	—	(2,131)

OTC Swaps

Total Return Swaps *

Unrealized Appreciation	—	696	—	696

Unrealized Depreciation	—	(274)	—	(274)

Total Other Financial Instruments	$3,509	$(730)	$—	$2,779

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

86	SEI Institutional Managed Trust / Annual Report / September 30, 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Managed Trust:

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Dynamic Asset Allocation Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, Multi-Asset Capital Stability Fund, and the Long/Short Alternative Fund (twenty-seven of the twenty-nine funds comprising the SEI Institutional Managed Trust (the Trust)), as of September 30, 2017, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Multi-Asset Accumulation Fund and the Multi-Asset Inflation Managed Fund (two of the twenty-nine funds comprising the Trust), as of September 30, 2017, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, are included in Item 1 of this Form N-CSR and the schedules of investments in securities of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund and the Dynamic Asset Allocation Fund as of September 30, 2017 are included in Item 6 of this Form N-CSR. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights and the schedules of investments in securities and consolidated schedules of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements, consolidated financial statements, financial highlights, consolidated financial highlights and schedules of investments in securities and consolidated schedules of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with custodians, transfer agent and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights and schedules of investments in securities and consolidated schedules of investments in securities referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Institutional Managed Trust as of September 30, 2017, the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, PA

November 29, 2017

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
Date: December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
Date: December 8, 2017

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO
Date: December 8, 2017